As filed with the Securities and Exchange Commission on April 27, 2000

                                                    Registration No. 333 - 7509
                                                                     811 - 7689

-------------------------------------------------------------------------------

                       SECURITIES AND EXCHANGE COMMISSION

                            WASHINGTON, D.C.  20549

-------------------------------------------------------------------------------

                                    FORM N-4

            REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933     [X]

                     Pre-Effective Amendment No.
                                                ---

                     Post-Effective Amendment No. 9
                                                 ---
                                      and

                       REGISTRATION STATEMENT UNDER THE                 [X]
                        INVESTMENT COMPANY ACT OF 1940

                          Amendment No. 21
                                       ---

                PFL RETIREMENT BUILDER VARIABLE ANNUITY ACCOUNT
                -----------------------------------------------
                           (Exact Name of Registrant)

                           PFL LIFE INSURANCE COMPANY
                           --------------------------
                              (Name of Depositor)

            4333 Edgewood Road N.E., Cedar Rapids, Iowa  52499-0001
              (Address of Depositor's Principal Executive Offices)

               Depositor's Telephone Number, including Area Code

                                 (319) 297-8468

                             Frank A. Camp, Esquire
                           PFL Life Insurance Company
                            4333 Edgewood Road, N.E.
                         Cedar Rapids, Iowa  52499-0001
                    (Name and Address of Agent for Service)

                                    Copy to:

                         Frederick R. Bellamy, Esquire
                     Sutherland, Asbill and Brennan L.L.P.
                        1275 Pennsylvania Avenue, N.W.
                         Washington, D.C.  20004-2404

Title of Securities Being Registered:

Flexible Premium Variable Annuity Policies

                              ------------------------



                              ------------------------


It is proposed that this filing will become effective:

        immediately upon filing pursuant to paragraph (b) of Rule 485.
-----

  X     on May 1, 2000 pursuant to paragraph (b) of Rule 485.
-----

        60 days after filing pursuant to paragraph (a)(1) of Rule 485
-----

        on ___________  pursuant to paragraph (a)(1) of Rule 485
-----


If appropriate, check the following box:

                This post-effective amendment designates a new effective date
        ---
for a previously filed post-effective amendment.

                                                                     RETIREMENT
                                                                 INCOME BUILDER
                                                               VARIABLE ANNUITY

                                                                 Issued Through

                                PFL RETIREMENT BUILDER VARIABLE ANNUITY ACCOUNT

                                                                             by

                                                     PFL LIFE INSURANCE COMPANY

Prospectus

May 1, 2000

This prospectus and the mutual fund prospectuses give you important information about the policies and the mutual funds. Please read them carefully before you invest and keep them for future reference.

If you would like more information about the Retirement Income Builder Variable Annuity policy, you can obtain a free copy of the Statement of Additional Information (SAI) dated May 1, 2000. Please call us at (800) 525-6205 or write us at: PFL Life Insurance Company, Financial Markets Division, Variable Annuity Department, 4333 Edgewood Road N.E., Cedar Rapids, Iowa, 52499-0001. A registration statement, including the SAI, has been filed with the Securities and Exchange Commission (SEC) and is incorporated herein by reference. Information about the separate account can be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. You may obtain information about the operation of the public reference room by calling the SEC at 1-800-SEC-0330. The SEC also maintains a web site (http://www.sec.gov) that contains the prospectus, the SAI, material incorporated by reference, and other information. The table of contents of the SAI is included at the end of this prospectus.

Please note that the policies and the mutual funds:

 .  are not bank deposits

 .  are not federally insured

 .  are not endorsed by any bank or government agency

 .  are not guaranteed to achieve their goal

 .  are subject to risks, including loss of premium

The Securities and Exchange Commission has not approved or disapproved these securities, or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.


This flexible premium annuity policy has many investment choices. There is a fixed account, which offers interest at rates that are guaranteed by PFL Life Insurance Company (PFL); and fourteen mutual fund portfolios offered by the underlying funds listed below. You can choose any combination of these investment choices. You bear the entire investment risk for all amounts you put in the mutual fund portfolios.

MANAGED BY FIDELITY MANAGEMENT & RESEARCH COMPANY:

Variable Insurance Products Fund

(VIP) - Initial Class

Fidelity - VIP Money Market

Fidelity - VIP High Income

Fidelity - VIP Equity-Income

Fidelity - VIP Growth

Fidelity - VIP Overseas

Variable Insurance Products Fund II

(VIP II) - Initial Class

Fidelity - VIP II Investment Grade Bond

Fidelity - VIP II Asset Manager

Fidelity - VIP II Asset Manager: Growth

Fidelity - VIP II Index 500

Fidelity - VIP II Contrafund(R)

Variable Insurance Products Fund III

(VIP III) - Initial Class

Fidelity - VIP III Balanced

Fidelity - VIP III Growth & Income

Fidelity - VIP III Growth Opportunities

Fidelity - VIP III Mid Cap

TABLE OF CONTENTS                                                           Page
GLOSSARY OF TERMS.......................................................... 3

SUMMARY.................................................................... 4

ANNUITY POLICY FEE TABLE................................................... 8

EXAMPLES................................................................... 10

1. THE ANNUITY POLICY......................................................  11

2. PURCHASE................................................................  11
  Policy Issue Requirements................................................  11
  Premium Payments.........................................................  11
  Initial Premium Requirements.............................................  11
  Additional Premium Payments..............................................  12
  Maximum Total Premium Payments...........................................  12
  Allocation of Premium Payments...........................................  12
  Policy Value.............................................................  12

3. INVESTMENT CHOICES......................................................  12
  The Separate Account.....................................................  12
  The Fixed Account........................................................  13
  Transfers................................................................  13

4. PERFORMANCE.............................................................  14

5. EXPENSES................................................................  15
  Surrender Charges........................................................  15
  Excess Interest Adjustment...............................................  15
  Mortality and Expense Risk Fee...........................................  15
  Administrative Charges...................................................  16
  Premium Taxes............................................................  16
  Federal, State and Local Taxes...........................................  16
  Transfer Fee.............................................................  16
  Family Income Protector..................................................  16
  Portfolio Management Fees................................................  16

6. ACCESS TO YOUR MONEY....................................................  16
  Surrenders...............................................................  16
  Delay of Payment and Transfers...........................................  17
  Excess Interest Adjustment...............................................  17

7. ANNUITY PAYMENTS (THE INCOME PHASE).....................................  17
  Annuity Payment Options..................................................  18

8. DEATH BENEFIT...........................................................  19
  When We Pay A Death Benefit..............................................  19
  When We Do Not Pay A Death Benefit.......................................  20
  Amount of Death Benefit..................................................  20

  Guaranteed Minimum Death Benefit..........................................  20
  Adjusted Partial Withdrawal...............................................  21

9. TAXES....................................................................  21
  Annuity Policies in General...............................................  21
  Qualified and Nonqualified Policies.......................................  21
  Withdrawals--Qualified Policies...........................................  22
  Withdrawals--403(b) Policies..............................................  22
  Diversification and Distribution Requirements.............................  22
  Withdrawals--Nonqualified Policies........................................  22
  Taxation of Death Benefit Proceeds........................................  23
  Annuity Payments..........................................................  23
  Transfers, Assignments or Exchanges of Policies...........................  23
  Possible Tax Law Changes..................................................  24

10. ADDITIONAL FEATURES.....................................................  24
  Systematic Payout Option..................................................  24
  Family Income Protector...................................................  24
  Nursing Care and Terminal Condition Withdrawal Option.....................  26
  Unemployment Waiver.......................................................  26
  Telephone Transactions....................................................  26
  Dollar Cost Averaging Program.............................................  27
  Asset Rebalancing.........................................................  27

11. OTHER INFORMATION.......................................................  27
  Ownership.................................................................  27
  Assignment................................................................  27
  PFL Life Insurance Company................................................  28
  The Separate Account......................................................  28
  Mixed and Shared Funding..................................................  28
  Reinstatements............................................................  28
  Voting Rights.............................................................  29
  Distributor of the Policies...............................................  29
  Variations in Policy Provisions...........................................  29
  IMSA......................................................................  29
  Legal Proceedings.........................................................  29
  Financial Statements......................................................  29

TABLE OF CONTENTS OF THE STATEMENT OF ADDITIONAL INFORMATION................  29

APPENDIX A
Condensed Financial Information.............................................  30

APPENDIX B
Historical Performance Data.................................................  34

GLOSSARY OF TERMS


Accumulation Unit -- An accounting unit of measure used in calculating the policy value in the separate account before the annuity commencement date.

Annuitant -- The person during whose life any annuity payments involving life contingencies will continue.

Annuity Commencement Date -- The date upon which annuity payments are to commence. The annuity commencement date may not be later than the last day of the policy month starting after the annuitant attains age 85, except as expressly allowed by PFL. In no event will this date be later than the last day of the month following the month in which the annuitant attains age 95. The annuity commencement date may be required to be earlier for qualified policies.

Annuity Payment Option -- A method of receiving a stream of annuity payments selected by the owner.

Cash Value -- The policy value increased or decreased by an excess interest adjustment, less the annual service charge, and less any applicable surrender charge, premium taxes and family income protector rider fee.

Cumulative Free Percentage -- The percentage (as applied to the policy value) which is available free of any surrender charge.

Excess Interest Adjustment -- A positive or negative adjustment to amounts withdrawn upon partial or full surrenders from the fixed account guaranteed period options, or to amounts applied to annuity payment options. The adjustment reflects changes in the interest rates declared by PFL since the date any payment was received by (or an amount was transferred to) the guaranteed period option. The excess interest adjustment can either decrease or increase the amount to be received by the owner upon full surrender or commencement of annuity payments, depending upon whether there has been an increase or decrease in interest rates, respectively.

Fixed Account -- One or more investment choices under the policy that are part of PFL's general assets and are not in the separate account.

Guaranteed Period Options -- The various guaranteed interest rate periods of the fixed account which PFL may offer and into which premium payments may be paid or amounts transferred.

Owner -- The person who may exercise all rights and privileges under the policy. The owner during the lifetime of the annuitant and prior to the annuity commencement date is the person designated as the owner or a successor owner in the information that we require to issue a policy.

Policy Value -- On or before the annuity commencement date, the policy value is equal to the owner's:

 .  premium payments; minus

 . partial withdrawals (including the net effect of any applicable excess interest adjustments and/or surrender charges on such withdrawals); plus

 .  interest credited in the fixed account; plus or minus
 .  accumulated gains or losses in the separate account; minus

 .  service charges, rider fees, premium taxes and transfer fees, if any.

Separate Account -- The Retirement Income Builder Variable Annuity division of the PFL Retirement Builder Variable Annuity Account. The PFL Retirement Builder Variable Annuity Account is a separate account established and registered as a unit investment trust under the Investment Company Act of 1940, as amended (the "1940 Act"), to which premium payments under the policies may be allocated.

Subaccount -- A subdivision within the separate account, the assets of which are invested in a specified portfolio of the underlying funds.

              (Note: The SAI contains a more extensive Glossary.)

SUMMARY

The sections in this summary correspond to sections in this prospectus, which discuss the topics in more detail.

1.THE ANNUITY POLICY

The flexible premium variable annuity policy offered by PFL Life Insurance Company (PFL, we, us or our) provides a way for you to invest on a tax-deferred basis in the following investment choices: subaccounts of the separate account, and a fixed account of PFL. The policy is intended to accumulate money for retirement or other long-term investment purposes.

This policy offers fourteen subaccounts that are listed in Section 3. Each subaccount invests exclusively in shares of one of the portfolios of the underlying funds. The policy value may depend on the investment experience of the selected subaccounts. Therefore, you bear the entire investment risk with respect to all policy value in any subaccount. You could lose the amount that you invest.

The fixed account offers an interest rate that PFL guarantees. We guarantee to return your investment with interest credited for all amounts allocated to the fixed account.

You can transfer money between any of the investment choices within certain limits. We reserve the right to impose a $10 fee for each transfer in excess of 12 transfers per policy year.

The policy, like all deferred annuity policies, has two phases: the "accumulation phase" and the "income phase." During the accumulation phase, earnings accumulate on a tax-deferred basis and are taxed as ordinary income when you take them out of the policy. The income phase occurs when you begin receiving regular payments from your policy. The money you can accumulate during the accumulation phase will largely determine the income payments you receive during the income phase.

2.PURCHASE

You can buy this policy with $2,000 or more under most circumstances. You can add as little as $50 at any time during the accumulation phase.

3.INVESTMENT CHOICES

You can allocate your premium payments to one or more of the following investment choices described in the underlying fund prospectuses:

 Fidelity - VIP Money Market - Initial Class

 Fidelity - VIP Equity-Income - Initial Class

 Fidelity - VIP Growth - Initial Class

 Fidelity - VIP High Income - Initial Class

 Fidelity - VIP Overseas - Initial Class

 Fidelity - VIP II Asset Manager - Initial Class

 Fidelity - VIP II Investment Grade Bond -  Initial Class

 Fidelity - VIP II Asset Manager: Growth -  Initial Class

 Fidelity - VIP II Index 500 - Initial Class

 Fidelity - VIP II Contrafund(R) - Initial Class

 Fidelity - VIP III Balanced - Initial Class

 Fidelity - VIP III Growth & Income -Initial Class

 Fidelity - VIP III Growth Opportunities -  Initial Class

 Fidelity - VIP III Mid Cap - Initial Class

Depending upon their investment performance, you can make or lose money in any of these subaccounts.

You can also allocate your premium payments to the fixed account.

4.PERFORMANCE

The value of the policy will vary up or down depending upon the investment performance of the subaccounts you choose. We provide performance information in Appendix B and in the SAI. This data does not indicate future performance.

5.EXPENSES

No deductions are made from premium payments at the time you buy the policy so that the full amount of each premium payment is invested in one or more of your investment choices.

We may deduct a surrender charge of up to 6.0% of premium payments withdrawn within five years after the premium is paid. However, after the tenth policy year, no surrender charges apply, regardless of when you made your last premium payment. To calculate surrender charges, we consider the premium you paid to come out before any earnings.

Full surrenders and partial withdrawals from a guaranteed period option of the fixed account may also be subject to an excess interest adjustment, which may increase or decrease the amount you receive. This adjustment may also apply to amounts applied to an annuity payment option from a guaranteed period option of the fixed account.

We deduct daily mortality and expense risk fees and administrative charges of either 1.25% or 1.40% per year from the assets in each subaccount, depending on the guaranteed minimum death benefit you choose.

During the accumulation phase, we deduct an annual service charge of no more than $30 from the policy value on each policy anniversary and at the time of surrender. The charge is waived if either the policy value or the sum of all premium payments, minus all partial withdrawals, is at least $50,000.

We will deduct state premium taxes, which currently range from 0% to 3.50%, upon total surrender, payment of a death benefit, or when annuity payments begin.

If you elect the "family income protector" rider, there is an annual fee during the accumulation phase of 0.30% of the minimum annuitization value. If you receive annuity payments under the rider, then during the income phase there is a guaranteed payment fee at an annual rate of 1.25% of the daily net asset value in the separate account.

The value of the net assets of the mutual fund subaccounts will reflect the management fee and other expenses incurred by the underlying fund portfolios.

6.ACCESS TO YOUR MONEY

You can take out $500 or more anytime during the accumulation phase (except under certain qualified policies). You may take out up to 10% of the policy value free of surrender charges each policy year. The percentage that may be taken free of surrender charges is referred to as the cumulative free percentage. Also, withdrawals from the fixed account up to this percentage will not be subject to an excess interest adjustment. Any cumulative free percentage that is not taken in one year is carried forward and is available to be taken in the following policy year. Amounts withdrawn in excess of the cumulative free percentage may be subject to a surrender charge and excess interest adjustment. You may also have to pay income tax and a tax penalty on any money you take out.

Access to amounts held in qualified policies may be restricted or prohibited.

7. ANNUITY PAYMENTS (THE INCOME PHASE)

The policy allows you to receive income under one of five annuity payment options. You may choose from fixed payment options, variable payment options, or a combination of both. If you select a variable payment option, the dollar amount of your payments may go up or down.

8.DEATH BENEFIT

If you are both the owner and the annuitant and you die before the income phase begins, then your beneficiary will receive a death benefit.

Naming different persons as owner and annuitant can affect whether the death benefit is payable and to whom amounts will be paid. Use care when naming owners, annuitants and beneficiaries, and consult your agent if you have questions.

You may choose one of the following guaranteed minimum death benefits:
 .5% Annually Compounding
 .Annual Step-Up
 .Return of Premium

Charges are lower for the Return of Premium Death Benefit than they are for the other two.

If the owner is not the annuitant, no death benefit is paid if the owner dies.

9.TAXES

Your earnings, if any, are not taxed until you take them out. If you take money out during the accumulation phase, earnings come out first for federal tax purposes, and are taxed as ordinary income. If you are younger than 59 1/2 when you take money out, you may be charged a 10% federal penalty tax on the earnings. Payments during the income phase may be considered partly a return of your original investment so that part of each payment would not be taxable as income.

10.ADDITIONAL FEATURES

This policy has additional features that might interest you. These include the following:

 . You can arrange to have money automatically sent to you monthly, quarterly, semi-annually, or annually while your policy is in the accumulation phase. This feature is referred to as the "systematic payout option." Amounts you receive may be included in your gross income, and in certain circumstances, may be subject to penalty taxes.

 . You can elect an optional rider that guarantees you a minimum annuitization value. This feature is called the "family income protector." There is an extra charge for this rider and the rider may vary by state.

 . Under certain medically related circumstances, we will allow you to surrender or partially withdraw your policy value without a surrender charge and excess interest adjustment. This feature is called the "nursing care and terminal condition withdrawal option."

 . Under certain unemployment circumstances, you may withdraw all or a portion of the policy value free of surrender charges and excess interest adjustments. This feature is called the "unemployment waiver."

 . You may make transfers and/or change the allocation of additional premium payments by telephone.

 . You can arrange to have a certain amount of money (at least $500) automatically transferred from the fixed account, either monthly or quarterly, to your choice of subaccounts. This feature is called "dollar cost averaging."

 . We will, upon your request, automatically transfer amounts among the subaccounts on a regular basis to maintain a desired allocation of the policy value among the various subaccounts. This feature is called "asset rebalancing."

These features are not available in all states and may not be suitable for your particular situation.

11.OTHER INFORMATION

Right to Cancel Period. You may return your policy for a refund. The amount of time you have to return the policy will depend on the state where the policy was issued. It is generally only 20 days. The amount of the refund will generally be the policy value. PFL will pay the refund within 7 days after it receives written notice of cancellation and the returned policy. The policy will then be deemed void. In some states you may have more or less than 20 days to return a policy, or receive a refund of more (or less) than the policy value.

No Probate. Usually, when the annuitant dies, the person you choose as your beneficiary will receive the death benefit under this policy without going through probate. State laws vary on how the amount that may be paid is treated for estate tax purposes.

Who should purchase the policy? This policy is designed for people seeking long-term tax-deferred accumulation of assets, generally for retirement or other long-term purposes; and for persons who have maximized their use of other retirement savings methods, such as 401(k) plans. The tax-deferred feature is most attractive to people in high federal and state tax brackets. The tax deferral features of variable annuities are unnecessary when purchased to fund a qualified plan. You should not buy this policy if you are looking for a short-term investment or if you cannot take the risk of losing the money that you put in.

There are various fees and charges associated with variable annuities. You should consider whether the features and benefits of this policy, such as the opportunity for lifetime income payments, a guaranteed death benefit, the guaranteed level of certain charges, and the family income protector, make this policy appropriate for your needs.

Financial Statements. Financial statements for PFL and the subaccounts are in the SAI.

12.INQUIRIES

If you need more information, please contact us at:

  Administrative and Service Office
  Financial Markets Division
  Variable Annuity Department
  PFL Life Insurance Company
  4333 Edgewood Road N.E.
  P.O. Box 3183
  Cedar Rapids, IA 52406-3183

You may check your policy at www.pfllife.com/fmd. Follow the logon procedures. You will need your pre-assigned Personal Identification Number ("PIN") to access information about your policy.

                            ANNUITY POLICY FEE TABLE



                                           Separate Account Annual Expenses
   Policy Owner Transaction Expenses     (as a percentage of average account
                                                        value)

------------------------------------------
Sales Load On Purchase
 Payments................                0
Maximum Surrender Charge
 (as a % of Premium
 Payments
 Surrendered)(/1/)(/2/)..               6%
Annual Service
 Charge(/2/).............   $30 Per Policy
Transfer Fee(/2/)........ Currently No Fee

Mortality and Expense Risk Fees(/3/)..  1.25%
Administrative Charge.................  0.15%
                                        -----

TOTAL SEPARATE ACCOUNT
ANNUAL EXPENSES.......................  1.40%

-------------------------------------------------------------------------------

                         Portfolio Annual Expenses(/4/)
    (as a percentage of average net assets and after expense reimbursements)

-------------------------------------------------------------------------------

                                               Other        Rule    Total Portfolio
                            Management Fees   Expenses   12b-1 Fees Annual Expenses
-----------------------------------------------------------------------------------
  Fidelity - VIP Money
   Market - Initial
   Class..................       0.18%          0.09%         -          0.27%
  Fidelity - VIP High
   Income - Initial
   Class..................       0.58%          0.11%         -          0.69%
  Fidelity - VIP Equity-
   Income - Initial
   Class(/5/).............       0.48%          0.09%         -          0.57%
  Fidelity - VIP Growth -
    Initial Class(/5/)....       0.58%          0.08%         -          0.66%
  Fidelity - VIP
   Overseas -
    Initial Class(/5/)....       0.73%          0.18%         -          0.91%
  Fidelity - VIP II
   Investment Grade Bond -
    Initial Class.........       0.43%          0.11%         -          0.54%
  Fidelity - VIP II Asset
   Manager - Initial
   Class(/5/).............       0.53%          0.10%         -          0.63%
  Fidelity - VIP II
   Contrafund(R) - Initial
   Class(/5/).............       0.58%          0.13%         -          0.71%
  Fidelity - VIP II Asset
   Manager: Growth -
    Initial Class(/5/)....       0.58%          0.09%         -          0.67%
  Fidelity - VIP II Index
   500 - Initial
   Class(/6/).............       0.24%          0.04%         -          0.28%
  Fidelity - VIP III
   Balanced -
    Initial Class(/5/)....       0.43%          0.14%         -          0.57%
  Fidelity - VIP III
   Growth Opportunities -
    Initial Class(/5/)....       0.58%          0.11%         -          0.69%
  Fidelity - VIP III
   Growth & Income -
    Initial Class(/5/)....       0.48%          0.12%         -          0.60%
  Fidelity - VIP III Mid
   Cap -
    Initial Class(/6/)....       0.57%          0.40%         -          0.97%

(/1/) The surrender charge and transfer fee, if any are imposed, apply to each policy, regardless of how policy value is allocated among the separate account and the fixed account. The service charge is the lesser of $30 or 2% of the policy value. It applies to both the fixed account and the separate account, and is assessed on a pro rata basis relative to each account's policy value as a percentage of the policy's total policy value. There is no fee for the first 12 transfers per year. For additional transfers, PFL may charge a fee of $10 per transfer, but currently does not charge for any transfers. Separate account annual expenses do not apply to the fixed account.

(/2/) The surrender charge is decreased based on the number of years since the premium payment was made, from 6% in the year in which the premium payment was made to 0% in the sixth year after the premium payment was made. However, after the tenth policy year, no surrender charges apply, regardless of when you made your last premium payment. If applicable, a surrender charge will only be applied to withdrawals that exceed the amount available under certain listed exceptions.

(/3/) Mortality and expense risk fees shown (1.25%) are for the "5% Annually
      Compounding Death Benefit" and the "Annual Step-Up Death Benefit." This reflects a fee that is 0.15% higher than the 1.10% corresponding fee for the "Return of Premium Death Benefit."

(/4/) The fee table information relating to the underlying funds was provided to PFL by the underlying funds, their investment advisers or managers, and PFL has not independently verified such information. Actual future expenses of the portfolios may be greater or less than those shown in the Table.

(/5/) A portion of the brokerage commissions that certain funds pay was used to reduce fund expenses. In addition, certain funds, or Fidelity Management & Research Company on behalf of certain funds, have entered into arrangements with their custodian, whereby credits realized as a result of uninvested cash balances were used to reduce a portion of each applicable fund's expenses. The total operating expenses presented in the table are shown without these reductions. With these reductions, the total operating expenses presented in the table would have been: 0.56%--VIP Equity Income; 0.65%--VIP Growth; 0.87% VIP Overseas; 0.62%--VIP II Asset Manager; 0.70%--VIP II Asset Manager: Growth; 0.65%--VIP II Contrafund; 0.55%--VIP III Balanced; 0.68%--VIP III Growth Opportunities; and 0.59%--VIP III Growth & Income.

(/6/) Fidelity Management & Research Company agreed to reimburse a portion of Index 500 Portfolio's and Mid Cap Portfolio's expenses during the period. The expenses presented in the table are shown with this reimbursement. Without this reimbursement, the Portfolios' management fee, other expenses and total expenses would have been: 0.24%, 0.10%, 0.34%--Index 500 and 0.57%, 2.77% and 3.34%--Mid Cap, respectively.

EXAMPLES

You would pay the following expenses on a $1,000 investment, assuming a hypothetical 5% annual return on assets, assuming the entire policy value is in the applicable subaccount, and assuming the family income protector rider has not been selected:


The expenses reflect different mortality and expense risk fees depending on which death benefit you select:
A = Return of Premium Death Benefit (1.10% charge)
B = 5% Annually Compounding Death Benefit or the Annual Step-Up Death Benefit
  (1.25% charge)


                                     If the policy is           If the policy is
                                       surrendered          annuitized at the end of
                                    at the end of the      the applicable time period
                                        applicable         or if the policy is still
                                       time period.        in the accumulation phase.
                                -----------------------------------------------------
                                  1     3      5      10     1     3      5      10
  Subaccounts                    Year  Years  Years  Years  Year  Years  Years  Years
-------------------------------------------------------------------------------------
  Fidelity--VIP Money
   Market                     A  $70   $ 90   $ 94   $188   $16   $50    $ 86   $188
                            ---------------------------------------------------------
   Initial Class              B  $71   $ 95   $102   $205   $18   $55    $ 94   $205
-------------------------------------------------------------------------------------
  Fidelity--VIP High
   Income                     A  $74   $103   $116   $233   $20   $63    $108   $233
                            ---------------------------------------------------------
   Initial Class              B  $76   $108   $124   $249   $22   $67    $116   $249
-------------------------------------------------------------------------------------
  Fidelity--VIP Equity-
   Income                     A  $73   $ 99   $110   $221   $19   $59    $102   $221
                            ---------------------------------------------------------
   Initial Class              B  $74   $104   $118   $236   $21   $64    $110   $236
-------------------------------------------------------------------------------------
  Fidelity--VIP Growth        A  $74   $102   $115   $230   $20   $62    $106   $230
                            ---------------------------------------------------------
   Initial Class              B  $75   $107   $123   $246   $22   $67    $114   $246
-------------------------------------------------------------------------------------
  Fidelity--VIP Overseas      A  $76   $110   $128   $256   $23   $70    $119   $256
                            ---------------------------------------------------------
   Initial Class              B  $78   $115   $135   $271   $24   $74    $127   $271
-------------------------------------------------------------------------------------
  Fidelity--VIP II
   Investment Grade Bond      A  $73   $ 99   $109   $217   $19   $58    $100   $217
                            ---------------------------------------------------------
   Initial Class              B  $74   $103   $116   $233   $20   $63    $108   $233
-------------------------------------------------------------------------------------
  Fidelity--VIP II Asset
   Manager                    A  $74   $101   $113   $227   $20   $61    $105   $227
                            ---------------------------------------------------------
   Initial Class              B  $75   $106   $121   $243   $21   $66    $113   $243
-------------------------------------------------------------------------------------
  Fidelity--VIP II Asset
   Manager: Growth            A  $74   $103   $115   $231   $20   $62    $107   $231
                            ---------------------------------------------------------
   Initial Class              B  $75   $107   $123   $247   $22   $67    $115   $247
-------------------------------------------------------------------------------------
  Fidelity--VIP II
   Contrafund(R)              A  $74   $104   $117   $235   $21   $63    $109   $235
                            ---------------------------------------------------------
   Initial Class              B  $76   $108   $125   $251   $22   $68    $117   $251
-------------------------------------------------------------------------------------
  Fidelity--VIP II Index
   500                        A  $70   $ 90   $ 95   $189   $16   $50    $ 87   $189
                            ---------------------------------------------------------
   Initial Class              B  $72   $ 95   $103   $206   $18   $55    $ 95   $206
-------------------------------------------------------------------------------------
  Fidelity--VIP III
   Balanced                   A  $73   $ 99   $110   $221   $19   $59    $102   $221
                            ---------------------------------------------------------
   Initial Class              B  $74   $104   $118   $236   $21   $64    $110   $236
-------------------------------------------------------------------------------------
  Fidelity--VIP III Growth
   Opportunities              A  $74   $103   $116   $233   $20   $63    $108   $233
                            ---------------------------------------------------------
   Initial Class              B  $76   $108   $124   $249   $22   $67    $116   $249
-------------------------------------------------------------------------------------
  Fidelity--VIP III Growth
   & Income                   A  $73   $100   $112   $224   $19   $60    $103   $224
                            ---------------------------------------------------------
   Initial Class              B  $75   $105   $120   $239   $21   $65    $111   $239
-------------------------------------------------------------------------------------
  Fidelity--VIP III Mid
   Cap                        A  $77   $112   $131   $262   $23   $71    $122   $262
                            ---------------------------------------------------------
   Initial Class              B  $78   $116   $138   $277   $25   $76    $130   $277

The above table will assist you in understanding the costs and expenses that you will bear, directly or indirectly. These include the 1999 expenses of the underlying fund portfolios. In addition to the expenses listed above, premium taxes may be applicable.

The examples should not be considered a representation of past or future expenses, and actual expenses may be greater or lesser than those shown. The assumed 5% annual return is hypothetical and should not be considered a representation of past or future annual returns, which may be greater or less than the assumed rate.

In these examples, the annual $30 service charge is reflected as a charge of 0.063593% based on an average policy value of $47,175.00.

These examples do not reflect the annual fee of 0.30% of the minimum annuitization value for the family income protector rider. The above expense figures would be approximately $3 per year higher if you elected that rider.

Financial Information. Condensed financial information for the subaccounts is in Appendix A to this prospectus.

1. THE ANNUITY POLICY

This prospectus describes the Retirement Income Builder Variable Annuity policy offered by PFL Life Insurance Company.

An annuity is a policy between you, the owner, and an insurance company (in this case PFL), where the insurance company promises to pay you an income in the form of annuity payments. These payments begin on a designated date, referred to as the annuity commencement date. Until the annuity commencement date, your annuity is in the accumulation phase and the earnings (if any) are tax deferred. Tax deferral means you generally are not taxed on your annuity until you take money out of your annuity. After the annuity commencement date, your annuity switches to the income phase.

The policy is a flexible premium variable annuity. You can use the policy to accumulate funds for retirement or other long-term financial planning purposes.

The policy is a "flexible premium" policy because after you purchase it, you can generally make additional investments of any amount of $50 or more, until the annuity commencement date. But you are not required to make any additional investments.

The policy is a "variable" annuity because the value of your investments can go up or down based on the performance of your investment choices. If you invest in the variable annuity portion of the policy, the amount of money you are able to accumulate in your policy during the accumulation phase depends upon the performance of your investment choices. The amount of annuity payments you receive during the income phase from the variable annuity portion of your policy also depends upon the investment performance of your investment choices for the income phase. However, if you annuitize under the family income protector rider, then PFL will guarantee a minimum amount of your annuity payments. There is an extra charge for this rider.

The policy also contains a fixed account. The fixed account offers interest at rates that we guarantee will not decrease during the selected guaranteed period. There may be different interest rates for each different guaranteed period that you select.

2.PURCHASE

Policy Issue Requirements

PFL will not issue a policy unless:

 . PFL receives all information needed to issue the policy;
 . PFL receives a minimum initial premium payment; and

 . The annuitant and any joint owner are age 84 or younger.

We reserve the right to reject any application or premium payment.

Premium Payments

You should make checks for premium payments payable only to PFL Life Insurance Company and send them to the administrative and service office. Your check must be honored in order for PFL to pay any associated payments and benefits due under the policy.

Initial Premium Requirements

The initial premium payment for most policies must be at least $2,000. There is no minimum initial premium payment for policies issued under section 403(b) of the Internal Revenue Code; however, your premium must be received within 90 days of the policy date or your policy will be canceled. We will credit your initial premium payment to your policy within two business days after the day we receive it and your complete policy information. If we are unable to credit your initial premium payment, we will contact you within five business days and explain why. We will also return your initial premium payment at that time unless you tell us to keep it and credit it as soon as possible.

The date on which we credit your initial premium payment to your policy is the policy date. The policy date is used to determine policy years, policy months and policy anniversaries.

Additional Premium Payments

You are not required to make any additional premium payments. However, you can make additional premium payments as often as you like during the lifetime of the annuitant and during the accumulation phase. Additional premium payments must be at least $50. We will credit additional premium payments to your policy as of the business day we receive your premium and required information. Additional premium payments must be received before the New York Stock Exchange closes to get same-day pricing of the additional premium payment.

Maximum Total Premium Payments

We allow premium payments up to a total of $1,000,000 without prior approval.

Allocation of Premium Payments

When you purchase a policy, we will allocate your premium payment to the investment choices you select. Your allocation must be in whole percentages and must total 100%. We will allocate additional premium payments the same way, unless you request a different allocation.

If you allocate your premium payment to the dollar cost averaging fixed account, you must give us instructions regarding the subaccount(s) to which transfers are to be made or we cannot accept your premium payment.

You may change allocations for future additional premium payments by sending us written instructions or by telephone, subject to the limitations described below under "Telephone Transactions." The allocation change will apply to premium payments received after the date we receive the change request.

Policy Value

You should expect your policy value to change from valuation period to valuation period. A valuation period begins at the close of trading on the New York Stock Exchange on each business day and ends at the close of trading on the next succeeding business day. A business day is each day that the New York Stock Exchange is open. The New York Stock Exchange generally closes at 4:00 p.m. eastern time. Holidays are generally not business days.

3.INVESTMENT CHOICES

The Separate Account

The Retirement Income Builder Variable Annuity separate account currently consists of fourteen subaccounts.

The subaccounts invest in shares of the underlying fund portfolios. Fidelity Management & Research Company provides investment advice and administrative services for all of the underlying fund portfolios offered through this policy. The following investment choices are currently offered through this policy:

VARIABLE INSURANCE PRODUCTS FUND

(VIP)--INITIAL CLASS

 Fidelity--VIP Money Market Portfolio

 Fidelity--VIP High Income Portfolio

 Fidelity--VIP Equity-Income Portfolio

 Fidelity--VIP Growth Portfolio

 Fidelity--VIP Overseas Portfolio

VARIABLE INSURANCE PRODUCTS FUND II

(VIP II)--INITIAL CLASS:

 Fidelity--VIP II Investment Grade Bond Portfolio

 Fidelity--VIP II Asset Manager Portfolio

 Fidelity--VIP II Asset Manager: Growth Portfolio

 Fidelity--VIP II Index 500 Portfolio

 Fidelity--VIP II Contrafund(R) Portfolio

VARIABLE INSURANCE PRODUCTS FUND III

(VIP III)--INITIAL CLASS:

 Fidelity--VIP III Balanced Portfolio

 Fidelity--VIP III Growth & Income Portfolio

 Fidelity--VIP III Growth Opportunities Portfolio

 Fidelity--VIP III Mid Cap Portfolio

The general public may not purchase shares of these underlying fund portfolios. The investment objectives and policies may be similar to other portfolios and mutual funds managed by the same investment adviser or manager that are sold directly to the public. You should not expect that the investment results of these underlying fund portfolios to be the same as those of other portfolios or mutual funds.

More detailed information, including an explanation of the portfolios' investment objectives, may be found in the current prospectuses for the underlying fund portfolios, which are attached to this prospectus. You should read the prospectuses for each of the underlying fund portfolios carefully before you invest.

We may receive expense reimbursements or other revenues from the underlying funds or their managers. The amount of these reimbursements or revenues, if any, may be different for different funds or portfolios, and may be based on the amount of assets that PFL or the separate account invests in the underlying fund portfolios.

We do not guarantee that any of the subaccounts will always be available for premium payments, allocations, or transfers. See the SAI for more information concerning the possible addition, deletion or substitution of investments.

The Fixed Account

Premium payments allocated and amounts transferred to the fixed account become part of PFL's general account. Interests in the general account have not been registered under the Securities Act of 1933 (the "1933 Act"), nor is the general account registered as an investment company under the 1940 Act. Accordingly, neither the general account nor any interests therein are generally subject to the provisions of the 1933 or 1940 Acts. PFL has been advised that the staff of the SEC has not reviewed the disclosures in this prospectus which relate to the fixed account.

We guarantee that the interest credited to the fixed account will not be less than 3% per year. At the end of a guaranteed period option you selected, the value in that guaranteed period option will automatically be transferred into a new guaranteed period option of the same length (or the next shorter period if the same period is no longer offered) at the current interest rate for that period. You can transfer to another investment choice by giving us notice within 30 days before the end of the expiring guaranteed period.

Surrenders or partial withdrawals from a guaranteed period option of the fixed account are subject to an excess interest adjustment. This adjustment may increase or decrease the amount of interest credited to your policy. The excess interest adjustment will not decrease the interest credited to your policy below 3% per year, however. You bear the risk that we will not credit interest greater than 3% per year. We determine credited rates, which are guaranteed for at least one year, in our sole discretion.

If you select the fixed account, your money will be placed with PFL's other general assets. The amount of money you are able to accumulate in the fixed account during the accumulation phase depends upon the total interest credited. The amount of annuity payments you receive during the income phase from the fixed portion of your policy will remain level for the entire income phase.

Transfers

During the accumulation phase, you may make transfers to or from any subaccount or the fixed account as often as you wish within certain limitations.

Transfers from a guaranteed period option of the fixed account are limited to the following:

 . Within 30 days prior to the end of the guaranteed period you must notify us that you wish to transfer the amount in the guaranteed period option to another investment choice. No excess interest adjustment will apply.
 . Transfers of amounts equal to interest credited on a monthly, quarterly, semi-annual or annual basis. This may affect your overall interest-crediting rate, because transfers are deemed to come from the oldest premium payment first.

Otherwise, you cannot transfer out of the fixed account.

There are no transfers permitted out of the dollar cost averaging fixed account option except through the dollar cost averaging program.

Each transfer must be at least $500, or the entire subaccount value. Transfers of guaranteed period option amounts equal to interest credited must be at least $50. If less than $500 remains, then we reserve the right to include that amount in the transfer. Transfers must be received while the New York Stock Exchange is open to get same-day pricing of the transaction.

During the income phase of your policy, you may transfer values out of any subaccount up to four times per policy year. However, you cannot transfer values out of the fixed account in this phase. The minimum amount that can be transferred during this phase is the lesser of $10 of monthly income, or the entire monthly income of the annuity units in the subaccount from which the transfer is being made.

Transfers may be made by telephone, subject to the limitations described below under "Telephone Transactions."

Currently, there is no charge for transfers and no limit on the number of transfers during the accumulation phase. However, in the future, the number of transfers permitted may be limited and a $10 charge per transfer may apply. We reserve the right to prohibit transfers to the fixed account if we are crediting an effective annual interest rate of 3.0% (the guaranteed minimum).

The policy you are purchasing was not designed for professional market timing organizations or other persons that use programmed, large, or frequent transfers. The use of such transfers may be disruptive to an underlying fund portfolio. We reserve the right to reject any premium payment or transfer request from any person, if, in our judgment, an underlying fund portfolio would be unable to invest effectively in accordance with its investment objectives and policies or would otherwise be potentially adversely affected or if an underlying portfolio would reject our purchase order.

4.PERFORMANCE

PFL periodically advertises performance of the various investment portfolios. We may disclose at least four different kinds of performance. First, we may calculate performance by determining the percentage change in the value of an accumulation unit by dividing the increase (decrease) for that unit by the value of the accumulation unit at the beginning of the period. This performance number reflects the deduction of the mortality and expense risk fees and administrative charges. It does not reflect the deduction of any applicable premium taxes or surrender charges. The deduction of any applicable premium taxes or surrender charges would reduce the percentage increase or make greater any percentage decrease.

Second, any advertisement will also include total return figures, which reflect the deduction of the mortality and expense risk fees, administrative charges and surrender charges.

Third, for periods starting prior to the date the policies were first offered, the performance will be based on the historical performance of the corresponding investment portfolios for the periods commencing from the date on which the particular investment portfolio was made available through the separate account.

Fourth, in addition, for certain investment portfolios, performance may be shown for the period commencing from the inception date of the investment portfolio. These figures should not be interpreted to reflect actual historical performance of the separate account.

We also may, from time to time, include in our advertising and sales materials, tax deferred compounding charts and other hypothetical illustrations, which may include comparisons of currently taxable and tax deferred investment programs, based on selected tax brackets.

Appendix B contains performance information that you may find useful. It is divided into various parts, depending upon the type of performance information shown. Future performance will vary and future results will not be the same as the results shown.

5.EXPENSES

There are charges and expenses associated with your policy that reduce the return on your investment in the policy.

Surrender Charges

During the accumulation phase, you can withdraw part or all of the cash value. Cash value is the policy value increased or decreased by any excess interest adjustment, less the annual service charge, and less any applicable surrender charge, premium taxes and family income protector rider fees. We may deduct a surrender charge to compensate us for expenses relating to policy sales, including commissions to registered representatives and other promotional expenses.

You can withdraw up to 10% of your policy value each year free of surrender charges. This free amount is cumulative and is referred to as the cumulative free percentage and is determined at the time of the withdrawal. If you withdraw money in excess of the cumulative free percentage, you might have to pay a surrender charge, which is a contingent deferred sales charge, on the excess amount. The following schedule shows the surrender charges that apply during the five years following each premium payment:

                                                            Surrender Charge
Number of Years Since                                      (as a percentage of
Premium Payment Date                                       premium withdrawn)
------------------------------------------------------------------------------
         0-1                                                         6%
------------------------------------------------------------------------------
         1-2                                                         6%
------------------------------------------------------------------------------
         2-3                                                         6%
------------------------------------------------------------------------------
         3-4                                                         4%
------------------------------------------------------------------------------
         4-5                                                         2%
------------------------------------------------------------------------------
      5 or more                                                      0%

For example, assume your policy value is $100,000 at the beginning of policy year 2 and you withdraw $30,000. Since that amount is more than your cumulative free percentage of 20% that is available at that time, you would pay a surrender charge of $600 on the remaining $10,000 (6% of $30,000-$20,000).

You receive the full amount of a requested partial withdrawal because we deduct any surrender charge and any applicable excess interest adjustment from your remaining policy value. You receive your cash value upon full surrender.

For surrender charge purposes, the oldest premium is considered to be withdrawn first. After the tenth policy year, no surrender charges apply, regardless of when you made your last premium payment.

Keep in mind that withdrawals may be taxable, and if made before age 59 1/2, may be subject to a 10% federal penalty tax. For tax purposes, withdrawals are considered to come from earnings first.

Surrender charges are waived if you withdraw money under the nursing care and terminal condition withdrawal option or the unemployment waiver.

Excess Interest Adjustment

Withdrawals of cash value from the fixed account may be subject to an excess interest adjustment. This adjustment could retroactively reduce the interest credited in the fixed account to the guaranteed minimum of 3% per year. See the "Excess Interest Adjustment" section of this prospectus.

Mortality and Expense Risk Fee

We charge a fee as compensation for bearing certain mortality and expense risks under the policy. Examples include a guarantee of annuity rates, the death benefits, certain expenses of the policy, and assuming the risk that the current charges will be insufficient in the future to cover costs of administering the policy. For the Return of Premium Death Benefit the mortality and expense risk fee is at an annual rate of 1.10% of assets. During the accumulation phase, for the 5% Annually Compounding Death Benefit and the Annual Step-Up Death Benefit, the mortality and expense risk fee is at an annual rate of 1.25% of assets. During the income phase, the mortality and expense risk fee for these benefits is at an annual rate of 1.10% of assets. This annual fee is assessed daily based on the net asset value of each subaccount.

If this charge does not cover our actual costs, we absorb the loss. Conversely, if the charge more than covers actual costs, the excess is added to our surplus. We expect to profit from this charge. We may use our profit or surplus for any proper purpose, including distribution expenses.

Administrative Charges

We deduct an annual administrative charge to cover the costs of administering the policies. This charge is equal to an annual rate of 0.15% of the daily net asset value of the separate account.

In addition, an annual service charge of $30 (but not more than 2% of the policy value) is charged on each policy anniversary and at surrender. The service charge is waived if your policy value or the sum of your premiums, less all partial withdrawals, is at least $50,000.

Premium Taxes

Some states assess premium taxes on the premium payments you make. We currently do not deduct for these taxes at the time you make a premium payment. However, we will deduct the total amount of premium taxes, if any, from the policy value when:
 . you elect to begin receiving annuity payments;
 . you surrender the policy; or
 . you die and a death benefit is paid (you must also be the annuitant for the death benefit to be paid).

Generally, premium taxes range from 0% to 3.50%, depending on the state.

Federal, State and Local Taxes

We may in the future deduct charges from the policy for any taxes we incur because of the policy. However, no deductions are being made at the present time.

Transfer Fee

Currently there is no charge for transfers. However, if you make more than 12 transfers per year before the annuity commencement date, we reserve the right to charge $10 for each additional transfer. Premium payments, asset rebalancing and dollar cost averaging transfers are not considered transfers. All transfer requests made at the same time are treated as a single request.

Family Income Protector

If you elect the family income protector, there is an annual rider fee during the accumulation phase of 0.30% of the minimum annuitization value, and a guaranteed payment fee during the income phase of 1.25% of the daily net asset value if you annuitize under the rider. The annual rider fee is also deducted upon a complete withdrawal.

Portfolio Management Fees

The value of the assets in each subaccount will reflect the fees and expenses paid by the underlying fund. A list of these expenses is found in the "Fee Table" section of this prospectus. See the prospectuses for the underlying funds for more information.

6.ACCESS TO YOUR MONEY

During the accumulation phase, you can have access to the money in your policy in several ways:

 . by making a withdrawal (either a complete or partial withdrawal); or

 . by taking systematic payouts.

Surrenders

If you want to make a complete withdrawal, you will receive:

 . the value of your policy; plus or minus

 . any excess interest adjustment; minus:

 . any applicable surrender charges, premium taxes, service charges and family income protector rider fees.

If you want to take a partial withdrawal, in most cases it must be for at least $500. Unless you tell us otherwise, we will take the withdrawal from each of the investment choices in proportion to the policy value.

You may take out up to 10% of the policy value free of surrender charges each policy year. The free amount is cumulative so any free amount not taken one year is available to be taken the following year free of surrender charges.

Remember that any withdrawal you take will reduce the policy value, and might reduce the amount of the death benefit. See Section 8, Death Benefit, for more details.

Withdrawals may be subject to a surrender charge. Withdrawals from the fixed account may also be subject to an excess interest adjustment. Income taxes, federal tax penalties and certain restrictions may apply to any withdrawals you make.

Withdrawals from qualified policies may be restricted or prohibited.

During the income phase, you will receive annuity payments under the annuity payment option you select; however, you generally may not take any other withdrawals, either complete or partial.

Delay of Payment and Transfers

Payment of any amount due from the separate account for a surrender, a death benefit, or the death of the owner of a nonqualified policy, will generally occur within seven business days from the date PFL receives all required information. PFL may defer such payment from the separate account if:
 . the New York Stock Exchange is closed other than for usual weekends or holidays or trading on the Exchange is otherwise restricted; or . an emergency exists as defined by the SEC or the SEC requires that trading be restricted; or
 . the SEC permits a delay for the protection of owners.

In addition, transfers of amounts from the subaccounts may be deferred under these circumstances.

Pursuant to the requirements of certain state laws, we reserve the right to defer payment of the cash value from the fixed account for up to six months. We may defer payment of any amount until your premium check has cleared your bank.

Excess Interest Adjustment

Money that you withdraw from a guaranteed period option of the fixed account before the end of its guaranteed period (the number of years you specified the money would remain in a guaranteed period option of the fixed account) may be subject to an excess interest adjustment. At the time you request a withdrawal, if interest rates set by PFL have risen since the date of the initial guarantee, the excess interest adjustment will result in a lower cash value on surrender. However, if interest rates have fallen since the date of the initial guarantee, the excess interest adjustment will result in a higher cash value on surrender.

Any amount withdrawn in excess of the cumulative free percentage available is generally subject to an excess interest adjustment.

There will be no excess interest adjustment on any of the following:
 . lump sum withdrawals of the cumulative free percentage available;
 . nursing care and terminal condition withdrawals;
 . unemployment withdrawals;
 . periodic withdrawals of cumulative interest credited;
 . withdrawals to satisfy any minimum distribution requirements; and . systematic payout option payments, which do not exceed the cumulative interest credited.

Please note that in these circumstances, you will not receive a higher cash value if interest rates have fallen, nor will you receive a lower cash value if interest rates have risen.

7.ANNUITY PAYMENTS (THE INCOME   PHASE)

You choose the annuity commencement date. You can change this date by giving us written notice 30 days before the current annuity commencement date. The new annuity commencement date must be at least 30 days after we receive notice of the change. The latest annuity commencement date generally cannot be after the policy month following the month in which the annuitant attains age 85. We may allow a later annuity commencement date, but in no event will that date be later than the last day of the policy month following the month in which the annuitant attains age 95.

Election of Annuity Payment Option. Before the annuity commencement date, if the annuitant is alive, you may choose an annuity payment option or change your election. If the annuitant dies before the annuity commencement date, the beneficiary may elect to receive the death benefit in a lump sum or under one of the annuity payment options (unless you become the new annuitant).

Unless you specify otherwise, the annuitant will receive the annuity payments. After the annuitant's death, the beneficiary will receive any remaining guaranteed payments.

Annuity Payment Options

The policy provides five annuity payment options that are described below. You may choose any combination of annuity payment options. We will use your "adjusted policy value" to provide these annuity payments. The adjusted policy value is the policy value increased or decreased by any applicable excess interest adjustment. If the adjusted policy value on the annuity commencement date is less than $2,000, PFL reserves the right to pay it in one lump sum in lieu of applying it under an annuity payment option. You can receive payments monthly, quarterly, semi-annually, or annually. (We reserve the right to change the frequency if payments would be less than $50.)

Unless you choose to receive variable payments under annuity payment options 3 or 5, the amount of each payment will be set on the annuity commencement date and will not change. You may, however, choose to receive variable payments under payment options 3 and 5. The dollar amount of the first variable payment will be determined in accordance with the annuity payment rates set forth in the applicable table contained in the policy. The dollar amount of additional variable payments will vary based on the investment performance of the subaccount(s) that you select. The dollar amount of each variable payment after the first may increase, decrease or remain constant. If the actual investment performance exactly matched the assumed investment return of 5% at all times, the amount of each variable annuity payment would remain equal. If actual investment performance exceeds the assumed investment return, the amount of the variable annuity payments would increase. Conversely, if actual investment performance is lower than the assumed investment return, the amount of the variable annuity payments would decrease.

A charge for premium taxes and an excess interest adjustment may be made when annuity payments begin. The annuity payment options are explained below. Options 1, 2, and 4 are fixed only. Options 3 and 5 can be fixed or variable.

Payment Option 1--Interest Payments. We will pay the interest on the amount we use to provide annuity payments in equal payments, or this amount may be left to accumulate for a period of time you and PFL agree to. You and PFL will agree on withdrawal rights when you elect this option.

Payment Option 2--Income for a Specified Period. We will make level payments only for the fixed period you choose. No funds will remain at the end.

Payment Option 3--Life Income. You may choose between:

Fixed Payments
 . No Period Certain--We will make level payments only during the annuitant's lifetime.
 . 10 Years Certain--We will make level payments for the longer of the annuitant's lifetime or ten years.
 . Guaranteed Return of Policy Proceeds--We will make level payments for the longer of the annuitant's lifetime or until the total dollar amount of payments we made to you equals the amount applied to this option.

Variable Payments
 . No Period Certain--Payments will be made only during the lifetime of the annuitant.
 . 10 Years Certain--Payments will be made for the longer of the annuitant's lifetime or ten years.

Payment Option 4--Income of a Specified Amount. Payments are made for any specified amount until the amount applied to this option, with interest, is exhausted. This will be a series of level payments followed by a smaller final payment.

Payment Option 5--Joint and Survivor Annuity. You may choose between:

Fixed Payments

 . Payments are made during the joint lifetime of the annuitant and a joint annuitant of your selection. Payments will be made as long as either person is living.

Variable Payments

 . Payments are made during the joint lifetime of the annuitant and a joint annuitant of your selection. Payments will be made as long as either person is living.

Other annuity payment options may be arranged by agreement with PFL. Certain annuity payment options may not be available in all states.

NOTE CAREFULLY:

IF:
 . you choose Life Income with No Period Certain or a Joint and Survivor
  Annuity; and

 . the annuitant(s) dies before the due date of the second (third, fourth, etc.)
  annuity payment;
THEN:

 . we may make only one (two, three, etc.) annuity payments.

IF:
 . you choose Income for a Specified Period, Life Income with 10 years Certain,
  Life Income with Guaranteed Return of Policy Proceeds, or Income of a Specified Amount; and
 . the person receiving payments dies prior to the end of the guaranteed period;
THEN:
 . the remaining guaranteed payments will be continued to that person's beneficiary, or their present value may be paid in a single sum.

We will not pay interest on amounts represented by uncashed annuity payment checks if the postal or other delivery service is unable to deliver checks to the payee's address of record. The person receiving payments is responsible for keeping PFL informed of their current address.

8.DEATH BENEFIT

We will pay a death benefit to your beneficiary, under certain circumstances, if the annuitant dies during the accumulation phase and the annuitant was also an owner. (If the annuitant was not an owner, a death benefit may or may not be paid. See below.) The beneficiary may choose an annuity payment option, or may choose to receive a lump sum.

When We Pay A Death Benefit

Before the Annuity Commencement Date
We will pay a death benefit to your beneficiary IF:
 . you are both the annuitant and the owner of the policy; and . you die before the annuity commencement date.

If the only beneficiary is your surviving spouse, then he or she may elect to continue the policy as the new annuitant and owner, instead of receiving the death benefit. All future surrender charges will be waived.

We will also pay a death benefit to your beneficiary IF:
 .  you are not the annuitant; and
 . the annuitant dies before the annuity commencement date; and . you specifically requested that the death benefit be paid upon the annuitant's death.

Distribution requirements apply to the policy value upon the death of any owner. These requirements are detailed in the SAI.

After the Annuity Commencement Date
The death benefit payable, if any, on or after the annuity commencement date depends on the annuity payment option selected.

IF:
 .  you are not the annuitant; and
 . you die on or after the annuity commencement date; and . the entire interest in the policy has not been paid to you;
THEN:
 . the remaining portion of such interest in the policy will be distributed at least as rapidly as under the method of distribution being used as of the date of your death.

When We Do Not Pay A Death Benefit

No death benefit is paid in the following cases:

IF:
 .  you are not the annuitant; and
 . the annuitant dies prior to the annuity commencement date; and . you did not specifically request that the death benefit be paid upon the annuitant's death;
THEN:
 .  you will become the new annuitant and the policy will continue.

IF:
 .  you are not the annuitant; and
 .  you die prior to the annuity commencement date;
THEN:

 . the new owner (unless it is your spouse) must generally surrender the policy within five years of your death for the policy value increased or decreased by an excess interest adjustment.

Note carefully. If the owner does not name a contingent owner, the owner's estate will become the new owner. If no probate estate is opened (because, for example, the owner has precluded the opening of a probate estate by means of a trust or other instrument), and PFL has not received written notice of the trust as a successor owner signed prior to the owner's death, then that trust may not exercise ownership rights to the policy. It may be necessary to open a probate estate in order to exercise ownership rights to the policy if no contingent owner is named in a written notice PFL receives.

Amount of Death Benefit

Death benefit provisions may differ from state to state. The death benefit may be paid as a lump sum or as annuity payments. The amount of the death benefit depends on the guaranteed minimum death benefit option you chose when you bought the policy. The death benefit will be the greatest of:
 .  policy value on the date we receive the required information; or

 . cash value on the date we receive the required information (this could be more than the policy value if there is a positive excess interest adjustment that exceeds the surrender charge); or

 . guaranteed minimum death benefit, if any, (discussed below), plus premium payments, less partial withdrawals from the date of death to the date the death benefit is paid.

Guaranteed Minimum Death Benefit

On the policy application, you generally may choose one of the three guaranteed minimum death benefit options listed below.

After the policy is issued, you cannot make an election and the death benefit cannot be changed.

A.Return of Premium Death Benefit

The Return of Premium Death Benefit is the total premium payments, less any adjusted partial withdrawals (discussed below) as of the date of death.

The Return of Premium Death Benefit will be in effect if you do not choose one of the other options on the policy application. After the policy is issued, you cannot make an election and the death benefit cannot be changed.

B.5% Annually Compounding Death Benefit

The 5% Annually Compounding Death Benefit is total premium payments, less any adjusted partial withdrawals, plus interest at an effective annual rate of 5% from the premium payment date or withdrawal date to the date of death (but not later than your 81st birthday). There is an extra charge for this death benefit.

The 5% Annually Compounding Death Benefit is not available if the owner or annuitant is 81 or older on the policy date.

C.Annual Step-Up Death Benefit

On each policy anniversary before your 81st birthday, a new "stepped-up" death benefit is determined and becomes the guaranteed minimum death benefit for that policy year. The death benefit is equal to:
 .  the largest policy value on the policy date or on any policy anniversary before you reach age 81; plus
 .  any premium payments you have made since then; minus
 .  any adjusted partial withdrawals we have paid to you since then.

The Annual Step-Up Death Benefit is not available if the owner or annuitant is 81 or older on the policy date.

There is an extra charge for this death benefit.

IF, under all three death benefit options:
 .  the surviving spouse elects to continue the policy instead of receiving the death benefit; and
 .  the guaranteed minimum death benefit is greater than the policy value;
THEN:
 . we will increase the policy value to be equal to the guaranteed minimum death benefit. This increase is made only at the time the surviving spouse elects to continue the policy.

Adjusted Partial Withdrawal

When you request a partial withdrawal, your guaranteed minimum death benefit will be reduced by an amount called the adjusted partial withdrawal. Under certain circumstances, the adjusted partial withdrawal may be more than the amount of your withdrawal request. It is also possible that if a death benefit is paid after you have made a partial withdrawal, then the total amount paid could be less than the total premium payments. We have included a detailed explanation of this adjustment in the SAI.

9.TAXES

NOTE: PFL has prepared the following information on federal income taxes as a general discussion of the subject. It is not intended as tax advice to any individual. You should consult your own tax adviser about your own circumstances. PFL has included an additional discussion regarding taxes in the SAI.

Annuity Policies in General

Deferred annuity policies are a way of setting aside money for future needs like retirement. Congress recognized how important saving for retirement is and provided special rules in the Internal Revenue Code for annuities.

Simply stated, these rules provide that generally you will not be taxed on the earnings, if any, on the money held in your annuity policy until you take the money out. This is referred to as tax deferral. There are different rules as to how you will be taxed depending on how you take the money out and the type of policy--qualified or nonqualified (discussed below).

You will not be taxed on increases in the value of your policy until a distribution occurs--either as a withdrawal or as annuity payments.

When a non-natural person (e.g., corporation or certain other entities other than tax-qualified trusts) owns a nonqualified policy, the policy will generally not be treated as an annuity for tax purposes.

Qualified and Nonqualified Policies

If you purchase the policy under an individual retirement annuity, a pension plan, or specially sponsored program, your policy is referred to as a qualified policy.

Qualified policies are issued in connection with the following plans:
 . Individual Retirement Annuity (IRA): A traditional IRA allows individuals to make contributions, which may be deductible, to the contract. A Roth IRA also allows individuals to make contributions to the contract, but it does not allow a deduction for contributions, and distributions may be tax-free if the owner meets certain rules.
 . Tax-Sheltered Annuity (403(b) Plan): A 403(b) Plan may be made available to employees of certain public school systems and tax-exempt organizations and permits contributions to the contract on a pre-tax basis.
 . Corporate Pension and Profit-Sharing and H.R. 10 Plan: Employers and self-employed individuals can establish pension or profit-sharing plans for their employees or themselves and make contributions to the contract on a pre-tax basis.
 . Deferred Compensation Plan (457 Plan): Certain governmental and tax-exempt organizations can establish a plan to defer compensation on behalf of their employees through contributions to the contract.

If you purchase the policy as an individual and not under an individual retirement annuity, 403(b) plan, 457 plan, or pension or profit sharing plan, your policy is referred to as a nonqualified policy.

Withdrawals - Qualified Policies

The information herein describing the taxation of nonqualified policies does not apply to qualified policies.

There are special rules that govern with respect to qualified policies. Generally, these rules restrict:
 . the amount that can be contributed to the policy during any year; and . the time when amounts can be paid from the policies.

In addition, a penalty tax may be assessed on amounts withdrawn from the policy prior to the date you reach age 59 1/2, unless you meet one of the exceptions to this rule. You may also be required to begin taking minimum distributions from the policy by a certain date. The terms of the plan may limit the rights otherwise available to you under the policies. We have provided more information in the SAI.

You should consult your legal counsel or tax adviser if you are considering purchasing a policy for use with any retirement plan.

Withdrawals - 403(b) Policies

The Internal Revenue Code limits withdrawal from certain 403(b) policies. Withdrawals can generally only be made when an owner:
 .  reaches age 59 1/2;
 .  leaves his/her job;
 .  dies;
 .  becomes disabled (as that term is defined in the Internal Revenue Code); or

 . declares hardship. However, in the case of hardship, the owner can only withdraw the premium payments and not any earnings.

Diversification and Distribution Requirements

The Internal Revenue Code provides that the underlying investments for a variable annuity must satisfy certain diversification requirements in order to be treated as an annuity policy. The policy must also meet certain distribution requirements at the death of an owner in order to be treated as an annuity policy. These diversification and distribution requirements are discussed in the SAI. PFL may modify the policy to attempt to maintain favorable tax treatment.

Withdrawals - Nonqualified Policies

If you make a withdrawal from your policy before the annuity commencement date, the Internal Revenue Code treats that withdrawal as first coming from earnings and then from your premium payments. When you make a withdrawal you are taxed on the amount of the withdrawal that is earnings. (The excess interest adjustment resulting from the withdrawal may affect the amount on which you are taxed. The tax treatment of excess interest adjustments is uncertain. You should consult a tax adviser if a withdrawal results in an excess interest adjustment.) Different rules apply for annuity payments. See "Annuity Payments" below.

The Internal Revenue Code also provides that withdrawn earnings may be subject to a penalty. The amount of the penalty is equal to 10% of the amount that is includable in income. Some withdrawals will be exempt from the penalty. They include any amounts:
 .  paid on or after the taxpayer reaches age 59 1/2;

 .  paid after an owner dies;
 .  paid if the taxpayer becomes totally disabled (as that term is defined in the Internal Revenue Code);
 .  paid in a series of substantially equal payments made annually (or more frequently) under a lifetime annuity;
 .  paid under an immediate annuity; or
 .  which come from premium payments made prior to August 14, 1982.

All deferred non-qualified annuity policies that are issued by PFL (or its affiliates) to the same owner during any calendar year are treated as one annuity for purposes of determining the amount includable in the owner's income when a taxable distributions occurs.

Taxation of Death Benefit Proceeds

Amounts may be distributed from the policy because of the death of an owner or the annuitant. Generally, such amounts are includable in the income of the recipient:
 .  if distributed in a lump sum, these amounts are taxed in the same manner as a full surrender; or
 . if distributed under an annuity payment option, these amounts are taxed in the same manner as annuity payments.

For these purposes, the "investment in the contract" is not affected by the owner's or annuitant's death. That is, the "investment in the contract" remains generally the total premium payments (less amounts received which were not includable in gross income). The same tax treatment applies to any amounts distributed after an owner's death.

Annuity Payments

Although the tax consequences may vary depending on the annuity payment option you select, in general, for nonqualified and certain qualified policies, only a portion of the annuity payments you receive will be includable in your gross income.

In general, the excludable portion of each annuity payment you receive will be determined as follows:
 . Fixed payments--by dividing the "investment in the contract" on the annuity commencement date by the total expected value of the annuity payments for the term of the payments. This is the percentage of each annuity payment that is excludable.
 . Variable payments--by dividing the "investment in the contract" on the annuity commencement date by the total number of expected periodic payments. This is the amount of each annuity payment that is excludable.

The remainder of each annuity payment is includable in gross income. Once the "investment in the contract" has been fully recovered, the full amount of any additional annuity payments is includable in gross income.

If you select more than one annuity payment option, special rules govern the allocation of the policy's entire "investment in the contract" to each such option, for purposes of determining the excludable amount of each payment received under that option. We advise you to consult a competent tax adviser as to the potential tax effects of allocating amounts to any particular annuity payment option.

If, after the annuity commencement date, annuity payments stop because an annuitant died, the excess (if any) of the "investment in the contract" as of the annuity commencement date, over the aggregate amount of annuity payments received that was excluded from gross income, is generally allowable as a deduction for your last taxable year.

Transfers, Assignments or Exchanges of Policies

A transfer of ownership or assignment of a policy, the designation of an annuitant or payee or other beneficiary who is not also the owner, the selection of certain annuity commencement dates, or a change of annuitant, may result in certain income or gift tax consequences to the owner that are beyond the scope of this discussion. An owner contemplating any such transfer, assignment, selection, or change should contact a competent tax adviser with respect to the potential tax effects of such a transaction.

Possible Tax Law Changes

Although the likelihood of legislative changes is uncertain, there is always the possibility that the tax treatment of the policy could change by legislation or otherwise. You should consult a tax adviser with respect to legal developments and their effect on the policy.

10.ADDITIONAL FEATURES

Systematic Payout Option

You can select at any time (during the accumulation phase) to receive regular payments from your policy by using the systematic payout option. Under this option, you can receive up to 10% (annually) of your policy's value free of surrender charges. Payments can be made monthly, quarterly, semi-annually, or annually. Each payment must be at least $50, and cannot exceed the cumulative free percentage divided by the number of payments per year. Monthly and quarterly payments must be made by electronic funds transfer directly to your checking or savings account. There is no charge for this benefit.

Family Income Protector

The family income protector may vary by state and may not be available in all states.

The family income protector assures you of a minimum level of income in the future by guaranteeing a minimum annuitization value (discussed below) after 10 years. You may elect to purchase this benefit, which guarantees the total amount you will have to apply to a family income protector payment option and which guarantees a minimum for the amounts of those payments once you begin to receive them. By electing this benefit, you can participate in the gains of the underlying variable investment options you select while knowing that you are guaranteed a minimum level of income in the future, regardless of the performance of the underlying variable investment options.

You can annuitize under the family income protector (subject to the conditions described below) at the greater of the adjusted policy value or the minimum annuitization value.

Minimum Annuitization Value. The minimum annuitization value is:

 .  the policy value on the date the rider is issued; plus

 .  any additional premium payments; minus

 .  an adjustment for any withdrawals made after the date the rider is issued;

 .  which is accumulated at the annual growth rate written on page one of the rider; minus
 .  any premium taxes.

The annual growth rate is currently 6% per year; PFL may, at its discretion, change the rate in the future, but the rate will never be less than 3% per year. Once the rider is added to your policy, the annual growth rate will not vary during the life of that rider. Withdrawals may reduce the minimum annuitization value on a basis greater than dollar-for-dollar. See the SAI for more information.

The minimum annuitization value may only be used to annuitize using the family income protector payment options and may not be used with any of the annuity payment options listed in section 7 of this prospectus. The family income protector payment options are:
 .  Life Income - An election may be made for "No Period Certain" or "10 Years
   Certain". In the event of the death of the annuitant prior to the end of the chosen period certain, the remaining period certain payments will be continued to the beneficiary.
 .  Joint and Full Survivor - An election may be made for "No Period Certain" or
   "10 Years Certain". Payments will be made as long as either the annuitant or joint annuitant is living. In the event of the death of both the annuitant and joint annuitant prior to the end of the chosen period certain, the remaining period certain payments will be continued to the beneficiary.

The minimum annuitization value is used solely to calculate the family income protector annuity payments. The family income protector does not establish or guarantee policy value or guarantee performance of any investment option. Because this benefit is based on conservative actuarial factors, the level of lifetime income that it guarantees may be less than the level that would be provided by application of the policy value at otherwise applicable annuity factors. Therefore, the family income protector should be regarded as a safety net. The costs of annuitizing under the family income protector include the guaranteed payment fee, and also the lower payout levels inherent in the annuity tables used for those minimum payouts.

In addition to the annual growth rate, other benefits and fees under the rider (the rider fee, the fee waiver threshold, the guaranteed payment fee, and the waiting period before the family income protector can be exercised) are also guaranteed not to change after the rider is added. However, all of these benefit specifications may change if you elect to upgrade the minimum annuitization value.

Minimum Annuitization Value Upgrade. You can upgrade your minimum annuitization value to the policy value within 30 days after any policy anniversary before your 85th birthday (earlier if required by state law). For your convenience, we will put the last date to upgrade on page one of the rider.

If you upgrade:

 . the current rider will terminate and a new one will be issued with its own specified guaranteed benefits and fees;

 . the new rider's specified benefits and fees may not be as advantageous as before; and

 . you will have a new ten year waiting period before you can exercise the family income protector.

It generally will not be to your advantage to upgrade unless your policy value exceeds your minimum annuitization value on the applicable policy anniversary.

Conditions of Exercise of the Family Income Protector. You can only annuitize using the family income protector within the 30 days after the tenth or later policy anniversary after the family income protector is elected or, in the case of an upgrade of the minimum annuitization value, the tenth or later policy anniversary following the upgrade. PFL may, at its discretion, change the waiting period before the family income protector can be exercised in the future. You cannot, however, annuitize using the family income protector after the policy anniversary after your 94th birthday (earlier if required by state law). For your convenience, we will put the first and last date to annuitize using the family income protector on page one of the rider.

Note Carefully - If you annuitize at any time other than indicated above, you cannot use the family income protector.

Guaranteed Minimum Stabilized Payments. Annuity payments under the family income protector are guaranteed to never be less than the initial annuity payment. See the SAI for information concerning the calculation of the initial payment.

The payments will also be "stabilized" or held constant during each policy year. During the first policy year after annuitizing using the family income protector, each stabilized payment will equal the initial payment. On each policy anniversary thereafter, the stabilized payment will increase or decrease depending on the performance of the investment options you selected (but will never be less than the initial payment), and then be held constant at that amount for that policy year. The stabilized payment on each policy anniversary will equal the greater of the initial payment or the payment supportable by the annuity units in the selected investment options. See the SAI for additional information concerning stabilized payments.

Family Income Protector Rider Fee. A rider fee, currently 0.30% of the minimum annuitization value on the policy anniversary, is charged annually prior to annuitization. We will also charge this fee if you make a complete withdrawal. The rider fee is deducted from each variable investment option in proportion to the amount of policy value in each subaccount.

The rider fee on any given policy anniversary will be waived if the policy value exceeds the fee waiver threshold. The fee waiver threshold currently is two times the minimum annuitization value. PFL may, at its discretion, change the fee waiver threshold in the future, but it will never be greater than two and one-half times the minimum annuitization value.

Guaranteed Payment Fee. A guaranteed payment fee, currently equal to an effective annual rate of 1.25% of the daily net asset value in the separate account, is reflected in the amount of the variable payments you receive if you annuitize under the family income protector rider. The guaranteed payment fee is included on page one of the rider.

Termination. The family income protector is irrevocable. You have the option not to use the benefit, but we will not refund any fees you have paid. The family income protector will terminate upon the earliest of the following:
 . annuitization (you will still get guaranteed minimum stabilized payments if you annuitize using the minimum annuitization value under the family income protector),
 .  upgrade of the minimum annuitization value (although a new rider will be issued),
 .  termination of your policy, or
 . 30 days after the policy anniversary after your 94th birthday (earlier if required by state law).

Nursing Care and Terminal Condition Withdrawal Option

No surrender charges or excess interest adjustment will apply if you or your spouse has been:
 . confined in a hospital or nursing facility for 30 days in a row; or . diagnosed with a terminal condition (usually a life expectancy of 12 months or less).

This benefit is also available to the annuitant or annuitant's spouse if the owner is not a natural person.

You may exercise this benefit at any time (during the accumulation phase) and there is no charge for this benefit.

This benefit may not be available in all states. See the policy or endorsement for details and conditions.

Unemployment Waiver

No surrender charges or excess interest adjustment will apply to withdrawals if you or your spouse is unemployed. In order to qualify, you (or your spouse, whichever is applicable) must have been:
 . employed full time for at least two years prior to becoming unemployed; and . employed full time on the policy date; and . unemployed for at least 60 days in a row at the time of withdrawal; and . must have a minimum cash value at the time of withdrawal of $5,000.

You must provide written proof from your State's Department of Labor, which verifies that you qualify for and are receiving unemployment benefits at the time of withdrawal.

You may exercise this benefit at any time (during the accumulation phase) and there is no charge for this benefit.

This benefit is also available to the annuitant or annuitant's spouse if the owner is not a natural person. This benefit may not be available in all states. See the policy for details.

Telephone Transactions

You may make transfers and change the allocation of additional premium payments by telephone IF:
 . you select the "Telephone Transfer/Reallocation Authorization" box in the policy application or enrollment information; or

 .  you later complete an authorization form.

You will be required to provide certain information for identification purposes when requesting a transaction by telephone and we may record your telephone call. We may also require written confirmation of your request. We will not be liable for following telephone requests that we believe are genuine.

Telephone requests must be received while the New York Stock Exchange is open to get same-day pricing of the transaction. We may discontinue this option at any time.

Dollar Cost Averaging Program

During the accumulation phase, you may instruct us to automatically transfer money from the dollar cost averaging fixed account option into one or more variable subaccounts. There is no charge for this program.

Complete and clear instructions must be received before a dollar cost averaging program will begin. The instructions must include:

 . the subaccounts into which money from the dollar cost averaging fixed account (or other subaccount(s) used for dollar cost averaging) is to be transferred; and

 . either the dollar amount to transfer monthly or quarterly (each transfer must be at least $500) or the number of transfers (minimum of 6 monthly or 4 quarterly and maximum of 24 monthly or 8 quarterly).

Transfers must begin within 30 days. We will make the transfers on the 28th day of the applicable month. You may change your allocations at anytime.

Only one dollar cost averaging program can run at one time. This means that any addition to a dollar cost averaging program must change either the length of the program or the dollar amount of the transfers. New instructions must be received each time there is an addition to a dollar cost averaging program.

Any amount in the dollar cost averaging fixed account (or other subaccount(s) used for dollar cost averaging) for which we have not received complete and clear instructions will remain in the dollar cost averaging fixed account (or other such subaccount) until we receive the instructions. If we have not received complete and clear instructions within 30 days, the interest credited in the dollar cost averaging fixed account may be adjusted downward, but not below the guaranteed effective annual interest rate of 3%.

Dollar cost averaging buys more accumulation units when prices are low and fewer accumulation units when prices are high. It does not guarantee profits or assure that you will not experience a loss. You should consider your ability to continue the dollar cost averaging program during all economic conditions.

We may credit different interest rates for dollar cost averaging programs of varying time periods. If you discontinue the dollar cost averaging program before its completion, then the interest credited on amounts in the dollar cost averaging fixed account may be adjusted downward, but not below the minimum guaranteed effective annual interest rate of 3%.

Asset Rebalancing

During the accumulation phase you can instruct us to automatically rebalance the amounts in your subaccounts to maintain your desired asset allocation. This feature is called asset rebalancing and can be started and stopped at any time free of charge. However, we will not rebalance if you are in the dollar cost averaging program or if you request any other transfer. If you request a transfer, we will honor the requested transfer and discontinue asset rebalancing. New instructions are required to start asset rebalancing. Asset rebalancing ignores amounts in the fixed account. You can choose to rebalance monthly, quarterly, semi-annually, or annually.

11.OTHER INFORMATION

Ownership

You, as owner of the policy, exercise all rights under the policy. You can change the owner at any time by notifying us in writing. An ownership change may be a taxable event.

Assignment

You can also assign the policy any time during your lifetime. PFL will not be bound by the assignment until we receive written notice of the assignment. We will not be liable for any payment or other action we take in accordance with the policy before we receive notice of the assignment. There may be limitations on your ability to assign a qualified policy. An assignment may have tax consequences.

PFL Life Insurance Company

PFL Life Insurance Company was incorporated under the laws of the State of Iowa on April 19, 1961 as NN Investors Life Insurance Company, Inc. It is engaged in the sale of life and health insurance and annuity policies. PFL is a Transamerica Company and a wholly-owned indirect subsidiary of AEGON USA, Inc. which conducts most of its operations through subsidiary companies engaged in the insurance business or in providing non-insurance financial services. All of the stock of AEGON USA, Inc., is indirectly owned by AEGON N.V. of The Netherlands, the securities of which are publicly traded. AEGON N.V., a holding company, conducts its business through subsidiary companies engaged primarily in the insurance business. PFL is licensed in the District of Columbia, Guam, and in all states except New York.

All obligations arising under the policies, including the promise to make annuity payments, are general corporate obligations of PFL.

The Separate Account

PFL established a separate account, called the PFL Retirement Builder Variable Annuity Account, under the laws of the State of Iowa on March 29, 1996. The Retirement Income Builder Variable Annuity divisions of the separate account receive and currently invest the premium payments that are allocated to the separate account for investment in shares of the underlying mutual fund portfolios.

The separate account is registered with the SEC as a unit investment trust under the 1940 Act. However, the SEC does not supervise the management, the investment practices, or the policies of the separate account or PFL. Income, gains and losses, whether or not realized, from assets allocated to the separate account are, in accordance with the policies, credited to or charged against the separate account without regard to PFL's other income, gains or losses.

The assets of the separate account are held in PFL's name on behalf of the separate account and belong to PFL. However, those assets that underlie the policies are not chargeable with liabilities arising out of any other business PFL may conduct. The separate account includes other subaccounts that are not available under these policies.

Mixed and Shared Funding

Before making a decision concerning the allocation of premium payments to a particular subaccount, please read the prospectuses for the underlying funds. The underlying funds are not limited to selling their shares to this separate account and can accept investments from any separate account or qualified retirement plan. Since the underlying fund portfolios are available to registered separate accounts offering variable annuity products of PFL, as well as variable annuity and variable life products of other insurance companies, and qualified retirement plans, there is a possibility that a material conflict may arise between the interests of this separate account and one or more of the other accounts of another participating insurance company. In the event of a material conflict, the affected insurance companies, including PFL, agree to take any necessary steps to resolve the matter. This includes removing their separate accounts from the underlying funds. See the prospectuses for the underlying funds for more details.

Reinstatements

You may exchange your policy for one issued by another life insurance company (sometimes referred to as a 1035 Exchange or a trustee-to-trustee transfer). You may also request us to reinstate your policy after such an exchange by returning the same total dollar amount of funds to the applicable investment choices. The dollar amount will be used to purchase new accumulation units at the then current price. Because of changes in market value, your new accumulation units may be worth more or less than the units you previously owned. We recommend that you consult a tax professional to explain the possible tax consequences of exchanges and/or reinstatements.

Voting Rights

PFL will vote all shares of the underlying funds in accordance with instructions we receive from you and other owners that have voting interests in the portfolios. We will send you and other owners written requests for instructions on how to vote those shares. When we receive those instructions, we will vote all of the shares in proportion to those instructions. If, however, we determine that we are permitted to vote the shares in our own right, we may do so.

Each person having a voting interest will receive proxy material, reports, and other materials relating to the appropriate portfolio.

Distributor of the Policies

AFSG Securities Corporation is the principal underwriter of the policies. Like PFL, it is a Transamerica Company and an indirect wholly-owned subsidiary of AEGON USA, Inc. It is located at 4333 Edgewood Road N.E., Cedar Rapids, IA 52499-0001. AFSG Securities Corporation is registered as a broker/dealer under the Securities Exchange Act of 1934. It is a member of the National Association of Securities Dealers, Inc. Commissions of up to 5% of premium payments will be paid to broker/dealers who sell the policies under agreements with AFSG Securities Corporation. These commissions are not deducted from premium payments. In addition, certain production, persistency and managerial bonuses may be paid. PFL may also pay compensation to banks and other financial institutions for their services in connection with the sale and servicing of the policies.

Variations in Policy Provisions

Certain provisions of the policies may vary from the descriptions in this prospectus in order to comply with different state laws. See your policy for variations since any such state variations will be included in your policy or in riders or endorsements attached to your policy.

IMSA

PFL is a member of the Insurance Marketplace Standards Association (IMSA). IMSA is an independent, voluntary organization of life insurance companies. It promotes high ethical standards in the sales and advertising of individual life insurance and annuity products. Companies must undergo a rigorous self and independent assessment of their practices to become a member of IMSA. The IMSA logo in our sales literature shows our ongoing commitment to these standards.

Legal Proceedings

There are no legal proceedings to which the separate account is a party or to which the assets of the account are subject. PFL, like other life insurance companies, is involved in lawsuits. In some class action and other lawsuits involving other insurers, substantial damages have been sought and/or material settlement payments have been made. Although the outcome of any litigation cannot be predicted with certainty, PFL believes that at the present time there are no pending or threatened lawsuits that are reasonably likely to have a material adverse impact on the separate account or PFL.

Financial Statements

The financial statements of PFL and the subaccounts are included in the SAI.

TABLE OF CONTENTS OF THE STATEMENT OF ADDITIONAL INFORMATION

Glossary of Terms
The Policy - General Provisions
Certain Federal Income Tax Consequences
Investment Experience

Family Income Protector - Additional Information
Historical Performance Data
Published Ratings
State Regulation of PFL
Administration
Records and Reports
Distribution of the Policies

Voting Rights
Other Products
Custody of Assets
Legal Matters
Independent Auditors
Other Information
Financial Statements

                                   APPENDIX A

                        CONDENSED FINANCIAL INFORMATION

The accumulation unit values and the number of accumulation units outstanding for each subaccount from the date of inception are shown in the following tables.

     5% Annually Compounding Death Benefit or Annual Step-Up Death Benefit
                (Total Separate Account Annual Expenses: 1.40%)

                             Accumulation      Accumulation      Number of
                              Unit Value        Unit Value   Accumulation Units
                         at Beginning of Year at End of Year   at End of Year
-------------------------------------------------------------------------------
Fidelity - VIP Money
Market Subaccount -
 Initial Class
 1999...................      $1.081944         $1.122247       3,595,011.090
 1998...................      $1.040117         $1.081944       2,988,629.347
 1997(/1/)..............      $1.000000         $1.040117       1,504,396.531
-------------------------------------------------------------------------------
Fidelity - VIP High
Income Subaccount -
 Initial Class
 1999...................      $1.097571         $1.170692       4,482,422.581
 1998...................      $1.163294         $1.097571       3,341,320.094
 1997(/1/)..............      $1.000000         $1.163294         713,496.095
-------------------------------------------------------------------------------
Fidelity - VIP Equity-
Income Subaccount -
 Initial Class
 1999...................      $1.400941         $1.469045      10,707,066.298
 1998...................      $1.272579         $1.400941       7,455,271.936
 1997(/1/)..............      $1.000000         $1.272579       2,325,232.286
-------------------------------------------------------------------------------
Fidelity - VIP Growth
Subaccount - Initial
Class
 1999...................      $1.692203         $2.293625       9,247,629.984
 1998...................      $1.230106         $1.692203       4,143,718.939
 1997(/1/)..............      $1.000000         $1.230106       1,450,130.335
-------------------------------------------------------------------------------
Fidelity - VIP Overseas
Subaccount - Initial
Class
 1999...................      $1.235851         $1.738346       2,678,314.067
 1998...................      $1.111441         $1.235851       1,721,436.380
 1997(/1/)..............      $1.000000         $1.111441         702,293.009
-------------------------------------------------------------------------------
Fidelity - VIP II
Investment Grade Bond
Subaccount - Initial
Class
 1999...................      $1.159355         $1.131353       8,338,500.843
 1998...................      $1.080052         $1.159355       4,223,443.679
 1997(/1/)..............      $1.000000         $1.080052       1,020,909.375
-------------------------------------------------------------------------------
Fidelity - VIP II Asset
Manager Subaccount -
 Initial Class
 1999...................      $1.354149         $1.483581       4,898,492.947
 1998...................      $1.193482         $1.354149       3,561,799.239
 1997(/1/)..............      $1.000000         $1.193482       1,048,640.321
-------------------------------------------------------------------------------
Fidelity - VIP II Asset
Manager: Growth
Subaccount - Initial
Class
 1999...................      $1.434634         $1.630703       2,713,217.130
 1998...................      $1.237304         $1.434634       2,011,876.137
 1997(/1/)..............      $1.000000         $1.237304         937,197.160

     5% Annually Compounding Death Benefit or Annual Step-Up Death Benefit
                                  (continued)
                (Total Separate Account Annual Expenses: 1.40%)

                           continued. . . . . .

                              Accumulation      Accumulation      Number of
                               Unit Value        Unit Value   Accumulation Units
                          at Beginning of Year at End of Year   at End of Year
--------------------------------------------------------------------------------
Fidelity - VIP II Index
500 Subaccount - Initial
Class
 1999...................       $1.665101         $1.978931      18,039,827.853
 1998...................       $1.315713         $1.665101       9,688,729.936
 1997(/1/)..............       $1.000000         $1.315713       3,420,336.530
--------------------------------------------------------------------------------
Fidelity - VIP II
Contrafund(R)
Subaccount - Initial
Class
 1999...................       $1.585759         $1.943178       8,952,339.715
 1998...................       $1.237079         $1.585759       5,025,033.251
 1997(/1/)..............       $1.000000         $1.237079       1,948,498.226
--------------------------------------------------------------------------------
Fidelity - VIP III
Balanced Subaccount -
 Initial Class
 1999...................       $1.329025         $1.370279       6,434,001.920
 1998...................       $1.145544         $1.329025       3,032,873.614
 1997(/1/)..............       $1.000000         $1.145544         280,038.882
--------------------------------------------------------------------------------
Fidelity - VIP III
Growth & Income
Subaccount - Initial
Class
 1999...................       $1.580209         $1.701273       8,516,426.400
 1998...................       $1.236456         $1.580209       4,746,215.367
 1997(/2/)..............       $1.000000         $1.236456         479,129.254
--------------------------------------------------------------------------------
Fidelity - VIP III
Growth Opportunities
Subaccount - Initial
Class
 1999...................       $1.508883         $1.551609       5,869,614.476
 1998...................       $1.227778         $1.508883       2,898,237.147
 1997(/2/)..............       $1.000000         $1.227778         791,157.687
--------------------------------------------------------------------------------
Fidelity - VIP III Mid
Cap Subaccount - Initial
Class
 1999(/3/)..............       $1.000000         $1.348563         362,572.170

                        Return of Premium Death Benefit
                (Total Separate Account Annual Expenses: 1.25%)

                         Accumulation Unit Value Accumulation Unit Value Number of Accumulation
                          at Beginning of Year       at End of Year       Units at End of Year
-----------------------------------------------------------------------------------------------
Fidelity - VIP Money
 Market Subaccount -
 Initial Class
 1999...................        $1.085122               $1.127218             3,006,556.098

 1998...................        $1.041652               $1.085122             1,952,491.941

 1997(/1/)..............        $1.000000               $1.041652             1,538,095.590
-----------------------------------------------------------------------------------------------
Fidelity - VIP High
 Income Subaccount -
 Initial Class
 1999...................        $1.100826               $1.175901             5,698,937.906

 1998...................        $1.165012               $1.100826             3,973,865.276

 1997(/1/)..............        $1.000000               $1.165012               790,218.659
-----------------------------------------------------------------------------------------------
Fidelity - VIP Equity -
  Income Subaccount -
 Initial Class
 1999...................        $1.405087               $1.475588             8,812,337.781

 1998...................        $1.274458               $1.405087             6,154,860.923

 1997(/1/)..............        $1.000000               $1.274458             1,955,419.658
-----------------------------------------------------------------------------------------------
Fidelity - VIP Growth
 Subaccount -
 Initial Class
 1999...................        $1.697223               $2.303843             7,259,072.666

 1998...................        $1.231921               $1.697223             3,459,954.944

 1997(/1/)..............        $1.000000               $1.231921             1,653,392.152
-----------------------------------------------------------------------------------------------
Fidelity - VIP Overseas
 Subaccount -
 Initial Class
 1999...................        $1.239514               $1.746083             1,581,467.826

 1998...................        $1.113081               $1.239514             1,077,780.755

 1997(/1/)..............        $1.000000               $1.113081               560,955.405
-----------------------------------------------------------------------------------------------
Fidelity - VIP II
 Investment Grade Bond
 Subaccount - Initial
 Class
 1999...................        $1.162796               $1.136386             8,979,062.305

 1998...................        $1.081642               $1.162796             4,681,970.439

 1997(/1/)..............        $1.000000               $1.081642               894,679.948
-----------------------------------------------------------------------------------------------
Fidelity - VIP II Asset
 Manager Subaccount -
  Initial Class
 1999...................        $1.358156               $1.490174             5,000,398.493

 1998...................        $1.195229               $1.358156             3,008,465.716

 1997(/1/)..............        $1.000000               $1.195229               713,379.802
-----------------------------------------------------------------------------------------------
Fidelity - VIP II Asset
 Manager: Growth
 Subaccount - Initial
 Class
 1999...................        $1.438856               $1.637912             2,517,202.713

 1998...................        $1.239118               $1.438856             1,655,971.767

 1997(/1/)..............        $1.000000               $1.239118               465,131.055
-----------------------------------------------------------------------------------------------
Fidelity - VIP II Index
 500 Subaccount -
 Initial Class
 1999...................        $1.670024               $1.987714            16,867,472.950

 1998...................        $1.317652               $1.670024             8,270,753.106

 1997(/1/)..............        $1.000000               $1.317652             2,083,207.545

                      Return of Premium Death Benefit

              (Total Separate Account Annual Expenses: 1.25%)

                          (continued). . . . . .

                         Accumulation Unit Value Accumulation Unit Value Number of Accumulation
                          at Beginning of Year       at End of Year       Units at End of Year
-----------------------------------------------------------------------------------------------
Fidelity - VIP II
 Contrafund(R)
 Subaccount -Initial
 Class
 1999...................        $1.590458               $1.951816            6,635,336.504

 1998...................        $1.238907               $1.590458            3,910,309.755

 1997(/1/)..............        $1.000000               $1.238907            1,157,189.672
-----------------------------------------------------------------------------------------------
Fidelity - VIP III
 Balanced Subaccount -
 Initial Class
 1999...................        $1.332300               $1.375701            6,318,466.775

 1998...................        $1.146670               $1.332300            3,111,696.936

 1997(/2/)..............        $1.000000               $1.146670              184,894.892
-----------------------------------------------------------------------------------------------
Fidelity - VIP III
 Growth & Income
 Subaccount - Initial
 Class
 1999...................        $1.584114               $1.708000            7,210,251.573

 1998...................        $1.237676               $1.584114            3,639,176.416

 1997(/2/)..............        $1.000000               $1.237676              295,288.778
-----------------------------------------------------------------------------------------------
Fidelity - VIP III
 Growth Opportunities
 Subaccount - Initial
 Class
 1999...................        $1.512606               $1.557744            4,816,401.648

 1998...................        $1.228996               $1.512606            2,924,155.413

 1997(/2/)..............        $1.000000               $1.228996              856,473.567
-----------------------------------------------------------------------------------------------
Fidelity - VIP III Mid
 Cap Subaccount -
 Initial Class
 1999(/3/)..............        $1.000000               $1.349887              104,783.145

(/1/)Period from January 2, 1997 through December 31, 1997.
(/2/)Period from May 1, 1997 through December 31, 1997.

(/3/)Period from May 3, 1999 through December 31, 1999.

                                   APPENDIX B

                          HISTORICAL PERFORMANCE DATA

Standardized Performance Data

PFL may advertise historical yields and total returns for the subaccounts of the separate account. These figures are based on historical earnings and are calculated according to guidelines from the SEC. They do not indicate future performance.

Fidelity--VIP Money Market Subaccount. The yield of the Fidelity--VIP Money Market Subaccount for a policy refers to the annualized income generated by an investment under a policy in the subaccount over a specified seven-day period. The yield is calculated by assuming that the income generated for that seven-day period is generated each seven-day period over a 52-week period and is shown as a percentage of the investment. The effective yield is calculated similarly but, when annualized, the income earned by an investment under a policy in the subaccount is assumed to be reinvested. The effective yield will be slightly higher than the yield because of the compounding effect of this assumed reinvestment.

Other Subaccounts. The yield of a subaccount of the separate account (other than the Fidelity--VIP Money Market Subaccount) for a policy refers to the annualized income generated by an investment under a policy in the subaccount over a specified 30-day period. The yield is calculated by assuming that the income generated by the investment during that 30-day period is generated each 30-day period over a 12-month period and is shown as a percentage of the investment.

The total return of a subaccount of the separate account refers to return quotations assuming an investment under a policy has been held in the subaccount for various periods of time including a period measured from the date the subaccount commenced operations. When a subaccount has been in operation for 1, 5, and 10 years, respectively, the total return for these periods will be provided. The total return quotations for a subaccount will represent the average annual compounded rates of return that equate an initial investment of $1,000 in the subaccount to the redemption value of that investment as of the last day of each of the periods for which total return quotations are provided.

The yield and total return calculations for a subaccount do not reflect the effect of any premium taxes that may be applicable to a particular policy and they do not reflect the rider charge for the optional family income protector. The yield calculations also do not reflect the effect of any surrender charge that may be applicable to a particular policy. To the extent that any or all of a premium tax and/or surrender charge is applicable to a particular policy, the yield and/or total return of that policy will be reduced. For additional information regarding yields and total returns calculated using the standard formats briefly summarized above, please refer to the SAI, a copy of which may be obtained from the administrative and service office upon request.

Based on the method of calculation described in the SAI, the average annual total returns for periods from inception of the subaccounts to December 31, 1999, and for the one and five year periods ended December 31, 1999 are shown in Table 1 below. Total returns shown reflect deductions for the mortality and expense risk fee and the administrative charges. Performance figures may reflect the 1.25% mortality and expense risk fee for the 5% Annually Compounding and Annual Step-Up Death Benefits, or the 1.10% mortality and expense risk fee for the Return of Premium Death Benefit. Standard total return calculations will reflect the effect of surrender charges that may be applicable to a particular period.

                                    TABLE 1
                     Standard Average Annual Total Returns

       (Assuming A Surrender Charge and No Family Income Protector)
     5% Annually Compounding Death Benefit or Annual Step-Up Death Benefit
                (Total Separate Account Annual Expenses: 1.40%)
-------------------------------------------------------------------------------

                                 1 Year   5 Year  Inception of the   Subaccount
                                 Ended    Ended      Subaccount       Inception
Subaccount                      12/31/99 12/31/99   to 12/31/99         Date
----------------------------------------------------------------------------------
Fidelity - VIP High Income -
  Initial Class...............   1.88%     N/A         4.16%       January 2, 1997
Fidelity - VIP Equity-Income -
  Initial Class...............   0.06%     N/A         12.77%      January 2, 1997
Fidelity - VIP Growth -
  Initial Class...............   31.10%    N/A         31.52%      January 2, 1997
Fidelity - VIP Overseas -
  Initial Class...............   36.28%    N/A         19.55%      January 2, 1997
Fidelity - VIP II Investment
 Grade Bond - Initial Class ..  (7.31%)    N/A         2.91%       January 2, 1997
Fidelity - VIP II Asset
 Manager - Initial Class .....   4.81%     N/A         13.15%      January 2, 1997
Fidelity - VIP II Asset
 Manager: Growth -
 Initial Class ...............   8.97%     N/A         16.93%      January 2, 1997
Fidelity - VIP II
 Contrafund(R) - Initial
 Class .......................   17.95%    N/A         24.24%      January 2, 1997
Fidelity - VIP II Index 500 -
  Initial Class...............   14.21%    N/A         25.02%      January 2, 1997
Fidelity - VIP III Balanced -
  Initial Class...............  (1.72%)    N/A         11.37%        May 1, 1997
Fidelity -
  VIP III Growth Opportunities
 -  Initial Class.............  (2.00%)    N/A         16.91%        May 1, 1997
Fidelity - VIP III Growth &
 Income - Initial Class.......   2.89%     N/A         21.18%        May 1, 1997
Fidelity - VIP III Mid Cap -
  Initial Class...............    N/A      N/A         29.54%        May 3, 1999
----------------------------------------------------------------------------------
                        Return of Premium Death Benefit
                (Total Separate Account Annual Expenses: 1.25%)
----------------------------------------------------------------------------------
                                 1 Year   5 Year  Inception of the   Subaccount
                                 Ended    Ended      Subaccount       Inception
Subaccount                      12/31/99 12/31/99   to 12/31/99         Date
----------------------------------------------------------------------------------
Fidelity - VIP High Income -
  Initial Class...............   2.04%     N/A         4.32%       January 2, 1997
Fidelity - VIP Equity-Income -
  Initial Class...............   0.21%     N/A         12.94%      January 2, 1997
Fidelity - VIP Growth -
  Initial Class...............   31.31%    N/A         31.72%      January 2, 1997
Fidelity - VIP Overseas -
  Initial Class...............   36.50%    N/A         19.73%      January 2, 1997
Fidelity - VIP II Investment
 Grade Bond - Initial Class ..  (7.16%)    N/A         3.07%       January 2, 1997
Fidelity - VIP II Asset
 Manager - Initial Class......   4.97%     N/A         13.33%      January 2, 1997
Fidelity - VIP II Asset
 Manager: Growth -
 Initial Class ...............   9.14%     N/A         17.11%      January 2, 1997
Fidelity - VIP II
 Contrafund(R) - Initial
 Class .......................   18.13%    N/A         24.43%      January 2, 1997
Fidelity - VIP II Index 500 -
  Initial Class...............   14.39%    N/A         25.21%      January 2, 1997
Fidelity - VIP III Balanced -
  Initial Class...............  (1.57%)    N/A         11.54%        May 1, 1997
Fidelity - VIP III Growth
 Opportunities -
 Initial Class................  (1.84%)    N/A         17.09%        May 1, 1997
Fidelity - VIP III Growth &
 Income - Initial Class.......   3.05%     N/A         21.36%        May 1, 1997
Fidelity - VIP III Mid Cap -
  Initial Class...............    N/A      N/A         29.73%        May 3, 1999

Non-Standardized Performance Data

In addition to the standardized data discussed above, similar performance data for other periods may also be shown.

PFL may also advertise or disclose average annual total return or other performance data in non-standard formats for a subaccount of the separate account. The non-standardized performance data may assume that no surrender charge is applicable, and may also make other assumptions such as the amount invested in a subaccount, differences in time periods to be shown, or the effect of partial withdrawals or annuity payments.

All non-standardized performance data will be advertised only if the standardized performance data is also disclosed. For additional information regarding the calculation of other performance data, please refer to the SAI.

The non-standardized average annual total return figures shown in Table 2 are based on the assumption that the policy is not surrendered, and therefore the surrender charge is not imposed. Also Table 2 does not reflect the rider charge for the optional family income protector.

                                    TABLE 2
                   Non-Standard Average Annual Total Returns

         (Assuming No Surrender Charge or Family Income Protector)
     5% Annually Compounding Death Benefit or Annual Step-Up Death Benefit
                (Total Separate Account Annual Expenses: 1.40%)
-------------------------------------------------------------------------------

                              1 Year   5 Year  Inception of the   Subaccount
                              Ended    Ended      Subaccount       Inception
Subaccount                   12/31/99 12/31/99   to 12/31/99         Date
-------------------------------------------------------------------------------
Fidelity - VIP High
 Income - Initial Class....   6.66%     N/A         5.40%       January 2, 1997
Fidelity - VIP Equity-
 Income - Initial Class....   4.86%     N/A         13.71%      January 2, 1997
Fidelity - VIP Growth -
  Initial Class............   35.54%    N/A         31.95%      January 2, 1997
Fidelity - VIP Overseas -
  Initial Class............   40.66%    N/A         20.28%      January 2, 1997
Fidelity - VIP II
 Investment Grade Bond -
  Initial Class............   13.67%    N/A         17.74%      January 2, 1997
Fidelity - VIP II Asset
 Manager - Initial Class...   9.56%     N/A         14.08%      January 2, 1997
Fidelity - VIP II Asset
 Manager: Growth -
  Initial Class............   13.67%    N/A         17.74%      January 2, 1997
Fidelity - VIP II
 Contrafund(R) - Initial
 Class.....................   22.54%    N/A         24.84%      January 2, 1997
Fidelity - VIP II Index
 500 - Initial Class.......   18.85%    N/A         25.60%      January 2, 1997
Fidelity - VIP III
 Balanced - Initial Class..   3.10%     N/A         12.53%        May 1, 1997
Fidelity - VIP III Growth
 Opportunities - Initial
 Class.....................   2.83%     N/A         17.89%        May 1, 1997
Fidelity - VIP III Growth &
 Income - Initial Class....   7.66%     N/A         22.03%        May 1, 1997
Fidelity - VIP III Mid
 Cap - Initial Class.......    N/A      N/A         34.86%        May 3, 1999
-------------------------------------------------------------------------------
                        Return of Premium Death Benefit
                (Total Separate Account Annual Expenses: 1.25%)
-------------------------------------------------------------------------------
                              1 Year   5 Year  Inception of the   Subaccount
                              Ended    Ended      Subaccount       Inception
Subaccount                   12/31/99 12/31/99   to 12/31/99         Date
-------------------------------------------------------------------------------
Fidelity - VIP High
 Income - Initial Class....   6.82%     N/A         5.56%       January 2, 1997
Fidelity - VIP Equity-
 Income - Initial Class....   5.02%     N/A         13.87%      January 2, 1997
Fidelity - VIP Growth -
  Initial Class............   35.74%    N/A         32.14%      January 2, 1997
Fidelity - VIP Overseas -
  Initial Class............   40.87%    N/A         20.46%      January 2, 1997
Fidelity - VIP II
 Investment Grade Bond -
  Initial Class............  (2.27%)    N/A         4.36%       January 2, 1997
Fidelity - VIP II Asset
 Manager - Initial Class...   9.72%     N/A         14.25%      January 2, 1997
Fidelity - VIP II Asset
 Manager: Growth -
  Initial Class............   13.83%    N/A         17.91%      January 2, 1997
Fidelity - VIP II
 Contrafund(R) - Initial
 Class.....................   22.72%    N/A         25.02%      January 2, 1997
Fidelity - VIP II Index
 500 - Initial Class.......   19.02%    N/A         25.79%      January 2, 1997
Fidelity - VIP III
 Balanced - Initial Class..   3.26%     N/A         12.70%        May 1, 1997
Fidelity - VIP III Growth
 Opportunities - Initial
 Class.....................   2.98%     N/A         18.07%        May 1, 1997
Fidelity - VIP III Growth &
 Income - Initial Class....   7.82%     N/A         22.21%        May 1, 1997
Fidelity - VIP III Mid
 Cap - Initial Class.......    N/A      N/A         34.99%        May 3, 1999

Adjusted Historical Performance Data. The following performance data is historic performance data for the underlying portfolios since their inception reduced by some or all of the fees and charges under the policy. Such adjusted historic performance includes data that precedes the inception dates of the subaccounts. This data is designed to show the performance that would have resulted if the policy had been in existence during that time, based on the performance of the applicable portfolio and the assumption that the applicable subaccount was in existence for the same period as the portfolio with a level of charges equal to those currently assessed under the policies. This data is not intended to indicate future performance.

For instance, as shown in Table 3, PFL may disclose average annual total returns for the portfolios reduced by all fees and charges under the policy, as if the policy had been in existence since the inception of the portfolio. Such fees and charges include the mortality and expense risk fee, administrative charge and surrender charges. Table 3 assumes that the policy is not surrendered, and therefore the surrender charge is not deducted. Also, Table 3 does not reflect the rider charge for the optional family income protector.

The following information is also based on the method of calculation described in the Statement of Additional Information. The adjusted historical average annual total returns for periods ended December 31, 1999, were as follows:

                                  TABLE 3
             Adjusted Historical Average Annual Total Returns(/1/) (Assuming No Surrender Charge or Family Income Protector)

     5% Annually Compounding Death Benefit or Annual Step-Up Death Benefit
                (Total Separate Account Annual Expenses: 1.40%)
-------------------------------------------------------------------------------

                                                               Corresponding
                                                  10 Year        Portfolio
Portfolio                        1 Year  5 Year or Inception   Inception Date
-------------------------------------------------------------------------------
Fidelity - VIP High Income -
  Initial Class................   6.66%  9.35%    10.89%+    September 19, 1985
Fidelity - VIP Equity-Income -
  Initial Class................   4.86%  16.98%   12.91%+     October 9, 1986
Fidelity - VIP Growth - Initial
 Class.........................  35.54%  27.95%   18.28%+     October 9, 1986
Fidelity - VIP Overseas -
  Initial Class................  40.66%  15.75%    9.89%+     January 28, 1987
Fidelity - VIP II Investment
 Grade Bond - Initial Class....  (2.42%) 5.81%     5.71%+     December 5, 1988
Fidelity - VIP II Asset
 Manager - Initial Class.......   9.56%  14.03%   11.58%+     December 5, 1988
Fidelity - VIP II Asset
 Manager: Growth - Initial
 Class.........................  13.67%   N/A      18.51%     January 3, 1995
Fidelity - VIP II
 Contrafund(R) - Initial
 Class.........................  22.54%   N/A      25.98%     January 3, 1995
Fidelity - VIP II Index 500 -
  Initial Class................  18.85%  26.40%    19.41%     August 27, 1992
Fidelity - VIP III Balanced -
  Initial Class................   3.10%   N/A      11.94%     January 3, 1995
Fidelity - VIP III Growth
 Opportunities - Initial
 Class.........................   2.83%   N/A      19.84%     January 3, 1995
Fidelity - VIP III Growth &
 Income - Initial Class........   7.66%   N/A      20.45%    December 31, 1996
Fidelity - VIP III Mid Cap -
  Initial Class................  46.99%   N/A      51.02%    December 28, 1998
-------------------------------------------------------------------------------
                        Return of Premium Death Benefit
                (Total Separate Account Annual Expenses: 1.25%)
-------------------------------------------------------------------------------
                                                               Corresponding
                                                  10 Year        Portfolio
Portfolio                        1 Year  5 Year or Inception   Inception Date
-------------------------------------------------------------------------------
Fidelity - VIP High Income -
  Initial Class................   6.82%  9.51%    11.05%+    September 19, 1985
Fidelity - VIP Equity-Income -
  Initial Class................   5.02%  17.15%   13.08%+     October 9, 1986
Fidelity - VIP Growth - Initial
 Class.........................  35.74%  28.14%   18.46%+     October 9, 1986
Fidelity - VIP Overseas -
  Initial Class................  40.87%  15.92%   10.05%+     January 28, 1987
Fidelity - VIP II Investment
 Grade Bond - Initial Class....  (2.27%) 5.97%     5.86%+     December 5, 1988
Fidelity - VIP II Asset
 Manager - Initial Class.......   9.72%  14.20%   11.75%+     December 5, 1988
Fidelity - VIP II Asset
 Manager: Growth - Initial
 Class.........................  13.83%   N/A      18.68%     January 3, 1995
Fidelity - VIP II
 Contrafund(R) - Initial
 Class.........................  22.72%   N/A      26.17%     January 3, 1995
Fidelity - VIP II Index 500 -
  Initial Class................  19.02%  26.59%    19.58%     August 27, 1992
Fidelity - VIP III Balanced -
  Initial Class................   3.26%   N/A      12.11%     January 3, 1995
Fidelity - VIP III Growth
 Opportunities - Initial
 Class.........................   2.98%   N/A      20.02%     January 3, 1995
Fidelity - VIP III Growth &
 Income - Initial Class........   7.82%   N/A      20.63%    December 31, 1996
Fidelity - VIP III Mid Cap -
  Initial Class................  47.21%   N/A      51.24%    December 28, 1998

+ Ten Year Date

(/1/) The calculation of total return performance for periods prior to inception of the subaccounts reflects deductions for the mortality and expense risk fee and administrative charge on a monthly basis, rather than a daily basis. The monthly deduction is made at the beginning of each month and generally approximates the performance that would have resulted if the subaccounts had actually been in existence since the inception of the portfolio.

                      STATEMENT OF ADDITIONAL INFORMATION

                           RETIREMENT INCOME BUILDER
                                VARIABLE ANNUITY

                                 Issued through

                        PFL RETIREMENT BUILDER VARIABLE
                                ANNUITY ACCOUNT

                                   Offered by
                           PFL LIFE INSURANCE COMPANY

                            4333 Edgewood Road, N.E.
                         Cedar Rapids, Iowa 52499-0001

This Statement of Additional Information expands upon subjects discussed in the current prospectus for the Retirement Income Builder Variable Annuity offered by PFL Life Insurance Company. You may obtain a copy of the prospectus dated May 1, 2000, by calling 1-800-525-6205, or by writing to the Administrative and Service Office, Financial Markets Division-Variable Annuity Dept., 4333 Edgewood Road, N.E., Cedar Rapids, Iowa 52499-0001. The prospectus sets forth information that a prospective investor should know before investing in a policy. Terms used in the current prospectus for the policy are incorporated in this Statement of Additional Information.

This Statement of Additional Information (SAI) is not a prospectus and should be read only in conjunction with the prospectuses for the policy and for the underlying fund portfolios.

Dated: May 1, 2000

                               TABLE OF CONTENTS

                                                                            Page
                                                                            ----
GLOSSARY OF TERMS..........................................................   3
THE POLICY--GENERAL PROVISIONS.............................................   6
  Owner....................................................................   6
  Entire Policy............................................................   6
  Misstatement of Age or Sex...............................................   6
  Addition, Deletion or Substitution of Investments........................   7
  Excess Interest Adjustment...............................................   7
  Reallocation of Annuity Units After the Annuity Commencement Date........  11
  Annuity Payment Options..................................................  12
  Death Benefit............................................................  13
  Death of Owner...........................................................  15
  Assignment...............................................................  15
  Evidence of Survival.....................................................  15
  Non Participating........................................................  15
  Amendments...............................................................  15
  Employee and Agent Purchases.............................................  16
CERTAIN FEDERAL INCOME TAX CONSEQUENCES....................................  16
  Tax Status of the Policy.................................................  16
  Taxation of PFL..........................................................  20
INVESTMENT EXPERIENCE......................................................  20
  Accumulation Units.......................................................  20
  Annuity Unit Value and Annuity Payment Rates.............................  22
FAMILY INCOME PROTECTOR--ADDITIONAL INFORMATION............................  25
HISTORICAL PERFORMANCE DATA................................................  28
  Money Market Yields......................................................  28
  Other Subaccount Yields..................................................  29
  Total Returns............................................................  30
  Other Performance Data...................................................  30
  Adjusted Historical Performance Data.....................................  31
PUBLISHED RATINGS..........................................................  31
STATE REGULATION OF PFL....................................................  31
ADMINISTRATION.............................................................  31
RECORDS AND REPORTS........................................................  31
DISTRIBUTION OF THE POLICIES...............................................  32
VOTING RIGHTS..............................................................  32
OTHER PRODUCTS.............................................................  33
CUSTODY OF ASSETS..........................................................  33
LEGAL MATTERS..............................................................  33
INDEPENDENT AUDITORS.......................................................  33
OTHER INFORMATION..........................................................  33
FINANCIAL STATEMENTS.......................................................  33

                               GLOSSARY OF TERMS

Accumulation Unit--An accounting unit of measure used in calculating the policy value in the separate account before the annuity commencement date.

Adjusted Policy Value--An amount equal to the policy value increased or decreased by any excess interest adjustments applied at the time of surrender or on the annuity commencement date.

Administrative and Service Office--Financial Markets Division Variable Annuity Department, 4333 Edgewood Road, N.E., Cedar Rapids, Iowa 52499-0001.

Annuitant--The person during whose life any annuity payments involving life contingencies will continue.

Annuity Commencement Date--The date upon which annuity payments are to commence. The annuity commencement date may not be later than the last day of the policy month starting after the annuitant attains age 85, except as expressly allowed by PFL. In no event will this date be later than the last day of the policy month following the month in which the annuitant attains age 95. The annuity commencement date may be required to be earlier for qualified policies.

Annuity Payment Option--A method of receiving a stream of annuity payments selected by the owner.

Annuity Unit--An accounting unit of measure used in the calculation of the amount of the second and each subsequent variable annuity payment.

Application--A written application, order form, or any other information received electronically or otherwise upon which the policy is issued and/or is reflected on the data or specifications page.

Beneficiary--The person who has the right to the death benefit set forth in the policy.

Business Day--A day when the New York Stock Exchange is open for business.

Cash Value--The policy value increased or decreased by any excess interest adjustment, less the annual service charge, and less any applicable surrender charge, premium taxes, and family income protector rider fee.

Code--The Internal Revenue Code of 1986, as amended.

Cumulative Free Percentage--The percentage (as applied to the policy value) which is available free of any surrender charge.

Excess Interest Adjustment ("EIA")--A positive or negative adjustment to amounts withdrawn upon partial or full surrenders from the fixed account guaranteed period options, or to amounts applied to annuity payment options. The adjustment reflects changes in the interest rates declared by PFL since the date any payment was received by (or an amount was transferred to) the guaranteed period option. The excess interest adjustment can either decrease or increase the amount to be received by the owner upon full surrender or commencement of annuity payments, depending upon whether there has been an increase or decrease in interest rates, respectively.

Excess Partial Withdrawal--The portion of a partial withdrawal (surrender) that exceeds the cumulative free percentage.

Fixed Account--One or more investment choices under the policy that are part of PFL's general assets and are not in the separate account.

Guaranteed Period Options--The various guaranteed interest rate periods of the fixed account which PFL may be offer and into which premium payments may be paid or amounts transferred.

Nonqualified Policy--A policy other than a qualified policy.

Owner--The person who may exercise all rights and privileges under the policy. The owner during the lifetime of the annuitant and prior to the annuity commencement date is the person designated as the owner or a successor owner in the information that we require to issue a policy.

Policy Value--On or before the annuity commencement date, the policy value is equal to the owner's:

 .  premium payments; minus

 . partial withdrawals (including the net effect of any applicable excess interest adjustments and/or surrender charges on such withdrawals); plus

 .  interest credited in the fixed account; plus or minus

 .  accumulated gains or losses in the separate account; minus

 .  service charges, premium taxes, rider fees and transfer fees, if any.

Policy Year--A policy year begins on the policy date in which the policy becomes effective and on each anniversary thereof.

Premium Payment--An amount paid to PFL by the owner or on the owner's behalf as consideration for the benefits provided by the policy.

Qualified Policy--A policy issued in connection with retirement plans that qualify for special federal income tax treatment under the Code.

Separate Account--The Retirement Income Builder II Variable Annuity division of the PFL Retirement Builder Variable Annuity Account, a separate account established and registered as a unit investment trust under the Investment Company Act of 1940, as amended (the "1940 Act"), to which premium payments under the policies may be allocated.

Service Charge--There is an annual service charge on each policy anniversary (and a charge at the time of surrender during any policy year) for policy maintenance and related administrative expenses. This annual charge is $30, but in no event will this charge be more than 2% of the policy value.

Subaccount--A subdivision within the separate account, the assets of which are invested in a specified portfolio of the underlying funds.

Successor Owner--A person appointed by the owner to succeed to ownership of the policy in the event of the death of the owner who is not the annuitant before the annuity commencement date.

Surrender Charge--The applicable contingent deferred sales charge, assessed on certain full surrenders or partial withdrawals of premium payments to cover expenses relating to the sale of the policies.

Underlying Funds--The designated portfolios of: (1) Variable Insurance Products Fund ("VIP"); (2) the Variable Insurance Products Fund II ("VIP II") the Variable Insurance Products Fund III ("VIP II"); and (3) the Variable Insurance Products Fund III ("VIP III"), managed by Fidelity Management & Research Company.

Valuation Period--The period of time from one determination of accumulation unit and annuity unit values to the next subsequent determination of values. Such determinations shall be made on each business day.

Variable Annuity Payment(s)--Payment(s) made pursuant to an annuity payment option which fluctuate as to dollar amount or payment term in relation to the investment performance of the specified subaccounts within the separate account.

Written Notice--Written notice, signed by the owner, that gives PFL the information it requires and is received at the administrative and service office. For some transactions, PFL may accept an electronic notice such as telephone instructions. Such electronic notice must meet the requirements PFL establishes for such notices.

In order to supplement the description in the prospectus, the following provides additional information about PFL and the policy, which may be of interest to a prospective purchaser.

                         THE POLICY--GENERAL PROVISIONS

Owner

The policy shall belong to the owner upon issuance of the policy after completion of an application and delivery of the initial premium payment. While the annuitant is living, the owner may: (1) assign the policy; (2) surrender the policy; (3) amend or modify the policy with PFL's consent; (4) receive annuity payments or name a payee to receive the payments; and (5) exercise, receive and enjoy every other right and benefit contained in the policy. The exercise of these rights may be subject to the consent of any assignee or irrevocable beneficiary; and of the owner's spouse in a community or marital property state.

Unless PFL has been notified of a community or marital property interest in the policy, it will rely on its good faith belief that no such interest exists and will assume no responsibility for inquiry.

A successor owner can be named in the application or in a written notice. The successor owner will become the new owner upon your death, if you predecease the annuitant. If no successor owner survives you and you predeceases the annuitant, your estate will become the owner.

Note Carefully. If the owner does not name a contingent owner, the owner's estate will become the new owner. If no probate estate is opened because the owner has precluded the opening of a probate estate by means of a trust or other instrument, unless PFL has received written notice of the trust as a successor owner signed prior to the owner's death, that trust may not exercise ownership rights to the policy. It may be necessary to open a probate estate in order to exercise ownership rights to the policy if no contingent owner is named in a written notice received by PFL.

The owner may change the ownership of the policy in a written notice. When this change takes effect, all rights of ownership in the policy will pass to the new owner. A change of ownership may have tax consequences.

When there is a change of owner or successor owner, the change will not be effective until it is recorded in our records. Once recorded it will take effect as of the date the owner signs the written notice, subject to any payment PFL has made or action PFL has taken before recording the change. Changing the owner or naming a new successor owner cancels any prior choice of successor owner, but does not change the designation of the beneficiary or the annuitant.

If ownership is transferred (except to the owner's spouse) because the owner dies before the annuitant, the adjusted policy value generally must be distributed to the successor owner within five years of the owner's death, or if the first payment begins within one year of the owner's death, payments must be made for a period certain which does not exceed that successor owner's life expectancy.

Entire Policy

The policy, any endorsements thereon, the application, and information provided in lieu thereof, constitute the entire contract between PFL and the owner. All statements in the application are representations and not warranties. No statement will cause the policy to be void or to be used in defense of a claim unless contained in the application or information provided in lieu thereof.

Misstatement of Age or Sex

If the age or sex of the annuitant has been misstated, PFL will change the annuity benefit payable to that which the premium payments would have purchased for the correct age or sex. The dollar amount of any underpayment made by PFL shall be paid in full with the next payment due such person or the beneficiary. The dollar amount of any overpayment made by PFL due to any misstatement shall be deducted from payments subsequently accruing to such person or beneficiary. Any underpayment or overpayment will include interest at 5% per year, from the date of the wrong payment to the date of the adjustment. The age of the annuitant may be established at any time by the submission of proof satisfactory to PFL.

Addition, Deletion, or Substitution of Investments

PFL cannot and does not guarantee that any of the subaccounts or portfolios will always be available for premium payments, allocations, or transfers. PFL retains the right, subject to any applicable law, to make certain changes in the separate account and its investments. PFL reserves the right to eliminate the shares of any portfolio held by a subaccount and/or to substitute shares of another portfolio of the underlying funds, or of another registered open-end management investment company for the shares of any portfolio, if the shares of the portfolio are no longer available for investment or if, in PFL's judgment, investment in any portfolio would be inappropriate in view of the purposes of the separate account. To the extent required by the 1940 Act, substitutions of shares attributable to an owner's interest in a subaccount will not be made without prior notice to the owner and the prior approval of the Securities and Exchange Commission (SEC). Nothing contained herein shall prevent the separate account from purchasing other securities for other series or classes of variable annuity policies, or from effecting an exchange between series or classes of variable annuity policies on the basis of your requests.

New subaccounts may be established when, in the sole discretion of PFL, marketing, tax, investment or other conditions warrant. Any new subaccounts may be made available to existing owners on a basis to be determined by PFL. Each additional subaccount will purchase shares in a mutual fund portfolio or other investment vehicle. PFL may also eliminate one or more subaccounts if, in its sole discretion, marketing, tax, investment or other conditions warrant such change. In the event any subaccount is eliminated, PFL will notify owners and request a reallocation of the amounts invested in the eliminated subaccount. If no such reallocation is provided by the owner, PFL will reinvest the amounts invested in the eliminated subaccount in the subaccount that invests in the Fidelity--VIP Money Market Portfolio (or in a similar portfolio of money market instruments) or in another subaccount, if appropriate.

In the event of any such substitution or change, PFL may, by appropriate endorsement, make such changes in the policies as may be necessary or appropriate to reflect such substitution or change. Furthermore, if deemed to be in the best interests of persons having voting rights under the policies, the separate account may be (i) operated as a management company under the 1940 Act or any other form permitted by law, (ii) deregistered under the 1940 Act in the event such registration is no longer required or (iii) combined with one or more other separate accounts. To the extent permitted by applicable law, PFL also may (1) transfer the assets of the separate account associated with the policies to another account or accounts, (2) restrict or eliminate any voting rights of owners or other persons who have voting rights as to the separate account, (3) create new separate accounts, (4) add new subaccounts to or remove existing subaccounts from the separate account, or combine subaccounts, or (5) add new underlying funds, or substitute a new fund for an existing fund.

Excess Interest Adjustment

Money that you withdraw from (or apply to an annuity payment option from) a guaranteed period option of the fixed account before the end of its guaranteed period (the number of years you specified the money would remain in the guaranteed period option) may be subject to an excess interest adjustment. At the time you request a withdrawal, if interest rates PFL set have risen since the date of the initial guarantee, the excess interest adjustment will result in a lower cash value. However, if interest rates have fallen since the date of the initial guarantee, the excess interest adjustment will result in a higher cash value.

Excess interest adjustments will not reduce the adjusted policy value for a guaranteed period option below the amount paid into it, less any prior partial withdrawals and transfers from that guaranteed period option, plus interest at the policy's minimum guaranteed effective annual interest rate of 3%. This is referred to as the excess interest adjustment floor.

The formula which will be used to determine the excess interest adjustment is:

                               S*(G - C)* (M/12)

S= Gross amount being withdrawn that is subject to the excess interest adjustment.

G= Guaranteed Interest Rate applicable to S.

C= Current Guaranteed Interest Rate then being offered on new premium payments for the next longer guaranteed period than "M". If this policy form or such a guaranteed period is no longer offered, "C" will be the U.S. Treasury rate for the next longer maturity (in whole years) than "M" on the 25th day of the previous calendar month, plus up to 2%.

M= Number of months remaining in the current guaranteed period, rounded up to the next higher whole number of months.

*= multiplication

/]= exponentiation

               Example 1 (Full Surrender, rates increase by 3%):

  Single Premium:                             $50,000
------------------------------------------------------------------------------
  Guarantee Period:                           5 Years
------------------------------------------------------------------------------
  Guarantee Rate:                             5.50% per annum
------------------------------------------------------------------------------
  Full Surrender:                             Middle of Contract Year 3
------------------------------------------------------------------------------
  Policy Value at middle of Contract Year 3   = 50,000* (1.055)/\ 2.5 =
                                              57,161.18
------------------------------------------------------------------------------
  Surrender Charge Free Amount at middle of   = 57,161.18* .30 = 17,148.35
------------------------------------------------------------------------------
  Excess Interest Adjustment free amount at
  middle of Policy                            = 57,161.18 - 50,000 = 7,161.18
------------------------------------------------------------------------------
  Amount Subject to Excess Interest           = 57,161.18 - 7,161.18 =
  Adjustment                                  50,000.00
------------------------------------------------------------------------------
  Excess Interest Adjustment Floor            = 50,000* (1.03)/\ /\ 2.5 =
                                              53,834.80
------------------------------------------------------------------------------
  Excess Interest Adjustment
  G=.055
  C=.085
  M=30
------------------------------------------------------------------------------
  Excess Interest Adjustment                  = S* (G - C)* (M/12)
------------------------------------------------------------------------------
                                              = 50,000.00* (.055 - .085)*
                                              (30/12)
------------------------------------------------------------------------------
                                              = -3,750.00, but excess interest
                                              adjustment
------------------------------------------------------------------------------
  Adjusted policy value                       = policy value+excess interest
                                              adjustment
------------------------------------------------------------------------------
  Surrender charge                            = (50,000 - 17,148.35)* .06 =
                                              1,971.10
------------------------------------------------------------------------------
  Cash Value at middle of policy year 3       = Policy Value + Excess Interest
                                              Adjustment -  surrender charge
------------------------------------------------------------------------------
                                              = 57,161.18 - 3,326.38 -
                                               1,971.10
------------------------------------------------------------------------------
                                              = 51,863.70

               Example 2 (Full Surrender, rates decrease by 1%):

  Single Premium:                             $50,000
-----------------------------------------------------------------------------------------
  Guarantee Period:                           5 Years
-----------------------------------------------------------------------------------------
  Guarantee Rate:                             5.50% per annum
-----------------------------------------------------------------------------------------
  Full Surrender:                             Middle of Contract Year 3
-----------------------------------------------------------------------------------------
  Policy Value at middle of Policy Year 3     = 50,000* (1.055)/\ 2.5 = 57,161.18
-----------------------------------------------------------------------------------------
  Surrender Charge Free Amount at middle of   = 57,161.18* .30 = 17,148.35
  Policy Year 3
-----------------------------------------------------------------------------------------
  Excess Interest Adjustment Free Amount at   = 57,161.18 - 50,000 = 7,161.18
  middle of Policy Year 3
-----------------------------------------------------------------------------------------
  Amount Subject to EIA                       = 57,161.18 - 7,161.18 = 50,000.00
-----------------------------------------------------------------------------------------
  Excess Interest Adjustment Floor            = 50,000* (1.03)/\ 2.5 = 53,834.80
-----------------------------------------------------------------------------------------
  Excess Interest Adjustment
  G= .055
  C= .045
  M= 30
-----------------------------------------------------------------------------------------
  Excess Interest Adjustment                  = S* (G - C)* (M/12)
-----------------------------------------------------------------------------------------
                                              = 50,000* (.055 - .045)* (30/12)
-----------------------------------------------------------------------------------------
                                              = 1,250.00
-----------------------------------------------------------------------------------------
  Adjusted Policy Value                       = policy value + excess interest adjustment
-----------------------------------------------------------------------------------------
                                              = 57,161.18 + 1,250.00 = 58,411.18
-----------------------------------------------------------------------------------------
  Surrender Charge                            = (50,000 - 17,148.35)* .06 = 1,971.10
-----------------------------------------------------------------------------------------
  Cash Value at middle of Policy Year 3       = Policy Value + Excess Interest
                                              Adjustment - surrender charge
-----------------------------------------------------------------------------------------
                                              = 57,161.18 + 1,250 - 1,971.10
-----------------------------------------------------------------------------------------
                                              = 56,440.08

On a partial withdrawal, PFL will pay the owner the full amount of withdrawal requested (as long as the policy value is sufficient). Surrender charge--free withdrawals will reduce the policy value by the amount withdrawn. Amounts withdrawn in excess of the surrender charge--free amount will reduce the policy value by an amount equal to:

                                   X - Y + Z

X= excess partial withdrawal = requested withdrawal less surrender charge--free amount

A= amount of partial withdrawal which is subject to excess interest adjustment = requested withdrawal - excess interest adjustment--free amount, where excess interest adjustment--free amount = cumulative interest credited at time of, but prior to, withdrawal.

Y= excess interest adjustment = (A)*(G - C)*(M/12) where G, C, and M are defined above, with "A" substituted for "S" in the definition of G and M.

Z= surrender charge on X minus Y.

             Example 3 (Partial Withdrawal, rates increase by 1%):

  Single premium:                             $50,000
------------------------------------------------------------------------------
  Guarantee period:                           5 Years
------------------------------------------------------------------------------
  Guarantee rate:                             5.50% per annum
------------------------------------------------------------------------------
  Partial surrender:                          $30,000; middle of contract year
                                              3
------------------------------------------------------------------------------
  Policy value at middle of policy year 3     = 50,000* (1.055)/\ 2.5 =
                                              57,161.18
------------------------------------------------------------------------------
  Surrender charge free amount at middle of
  policy year 3                               = 57,161.18* .30 = 17,148.35
------------------------------------------------------------------------------
  Excess interest adjustment free amount at
  middle of policy year 3                     = 57,161.18-50,000 = 7,161.18
------------------------------------------------------------------------------
  Excess interest adjustment/surrender charge
  X= 30,000-17,148.35 = 12,851.65
  A= 30,000-7,161.18 = 22,838.82
  G= .055
  C= .065
  M= 30
  Y= 22,838.82* (.055-.065)* (30/12) = -
  570.97
  Z= .06* [12,851.65-(-570.97)] = 805.36
------------------------------------------------------------------------------
  Reduction to policy value due to surrender
  charge--free withdrawal                     = 17,148.35
------------------------------------------------------------------------------
  Reduction to policy value due to excess
  withdrawal                                  = X - Y + Z
------------------------------------------------------------------------------
                                              = 12,851.65-(-570.97) + 805.36
------------------------------------------------------------------------------
                                              = 14,227.98
------------------------------------------------------------------------------
  Policy value after withdrawal at middle of  = 57,161.18-[17,148.35 +
  policy year 3                               14,227.98]
------------------------------------------------------------------------------
                                              = 57,161.18-[17,148.35 +
                                              12,851.65 -(-570.97) + 805.36]
------------------------------------------------------------------------------
                                              = 57,161.18-[30,000-(-570.97) +
                                              805.36]
------------------------------------------------------------------------------
                                              = 57,161.18-31,376.33 =
                                              25,784.85

             Example 4 (Partial Withdrawal, rates decrease by 1%):

  Single Premium:                             $50,000
------------------------------------------------------------------------------
  Guarantee Period:                           5 Years
------------------------------------------------------------------------------
  Guarantee Rate:                             5.50% per annum
------------------------------------------------------------------------------
  Partial Surrender:                          $30,000; Middle of Contract Year
                                              3
------------------------------------------------------------------------------
  Policy Value at middle of policy year 3     = 50,000* (1.055)/\  2.5 =
                                              57,161.18
------------------------------------------------------------------------------
  Surrender Charge Free Amount at middle of   = 57,161.18* .30 = 17,148.35
  policy year 3
------------------------------------------------------------------------------
  Excess interest adjustment Free Amount at   = 57,161.18 - 50,000 = 7,161.18
  middle of policy year 3
------------------------------------------------------------------------------
  Excess Interest Adjustment/Surrender Charge
  X = 30,000--17,148.35 = 12,851.65
  A = 30,000--7,161.18 = 22,838.82
  G = .055
  C = .045
  M = 30
  Y = 22,838.82* (.055--.045)* (30/12) =
  570.97
  Z = .06* [12,851.65--(570.97)] = 736.84
------------------------------------------------------------------------------
  Reduction to policy value due to Surrender  = 17,148.35
  Charge--Free Withdrawal
------------------------------------------------------------------------------
  Reduction to policy value due to Excess     = X - Y + Z
  Withdrawal
------------------------------------------------------------------------------
                                              = 12,851.65 - 570.97 + 736.84
------------------------------------------------------------------------------
                                              = 13,017.52
------------------------------------------------------------------------------
  Policy Value after withdrawal at middle of  = 57,161.18 - [17,148.35 +
  policy year 3                               13,017.52]
------------------------------------------------------------------------------
                                              = 57,161.18 - [17,148.35 +
                                              12,851.65 -570.97 + 736.84]
------------------------------------------------------------------------------
                                              = 57,161.18 - [30,000/\ (570.97)
                                              + 736.84]
------------------------------------------------------------------------------
                                              = 57,161.18 - 30,165.87 =
                                              26,995.31

Reallocation of Annuity Units After the Annuity Commencement Date

After the annuity commencement date, the owner may reallocate the value of a designated number of annuity units of a subaccount of the separate account then credited to a policy into an equal value of annuity units of one or more other subaccounts of the separate account, or the fixed account. An annuity unit is an accounting unit used in the calculation of the amount of the second and each subsequent variable annuity payment. The reallocation shall be based on the relative value of the annuity units of the account(s) or subaccount(s) at the end of the business day on the next payment date. The minimum amount which may be reallocated is the lesser of (1) $10 of monthly income or (2) the entire monthly income of the annuity units in the account or subaccount from which the transfer is being made. If the monthly income of the annuity units remaining in an account or subaccount after a reallocation is less than $10, PFL reserves the right to include the value of those annuity units as part of the transfer. The request must be in writing to PFL's administrative and service office. There is no charge assessed in connection with such reallocation. A reallocation of annuity units may be made up to four times in any given policy year.

After the annuity commencement date, no transfers may be made from the fixed account to the separate account.

Annuity Payment Options

During the lifetime of the annuitant and prior to the annuity commencement date, the owner may choose an annuity payment option or change the election, but written notice of any election or change of election must be received by PFL at its administrative and service office at least thirty (30) days prior to the annuity commencement date. If no election is made prior to the annuity commencement date, annuity payments will be made under (i) Payment Option 3, life income with fixed (level) payments for 10 years certain, using the existing adjusted policy value of the fixed account, or (ii) under Payment Option 3, life income with variable payments for 10 years certain using the existing policy value of the separate account, or (iii) in a combination of (i) and (ii).

The person who elects an annuity payment option can also name one or more successor payees to receive any unpaid amount PFL has at the death of a payee. Naming these payees cancels any prior choice of a successor payee.

A payee who did not elect the annuity payment option does not have the right to advance or assign payments, take the payments in one sum, or make any other change. However, the payee may be given the right to do one or more of these things if the person who elects the option tells PFL in writing and PFL agrees.

Variable Payment Options. The dollar amount of the first variable annuity payment will be determined in accordance with the annuity payment rates set forth in the applicable table contained in the policy. The tables are based on a 5% effective annual Assumed Investment Return and the "1983 Table a" (male, female, and unisex if required by law) mortality table with projection using projection Scale G factors, assuming a maturity date in the year 2000. ("The 1983 Table a" mortality rates are adjusted based on improvements in mortality since 1983 to more appropriately reflect increased longevity. This is accomplished using a set of improvement factors referred to as projection scale G.) The dollar amount of additional variable annuity payments will vary based on the investment performance of the subaccount(s) of the separate account selected by the annuitant or beneficiary.

Determination of the First Variable Payment. The amount of the first variable payment depends upon the sex (if consideration of sex is allowed under state law) and adjusted age of the annuitant. The adjusted age is the annuitant's actual age nearest birthday, on the annuity commencement date, adjusted as follows:

       Annuity Commencement Date Adjusted Age
       ------------------------- ------------
       Before 2001               Actual Age
       2001-2010                 Actual Age minus 1
       2011-2020                 Actual Age minus 2
       2021-2030                 Actual Age minus 3
       2031-2040                 Actual Age minus 4
       After 2040                As determined by PFL

This adjustment assumes an increase in life expectancy, and therefore it results in lower payments than without such an adjustment.

Determination of Additional Variable Payments. All variable annuity payments other than the first are calculated using annuity units which are credited to the policy. The number of annuity units to be credited in respect of a particular subaccount is determined by dividing that portion of the first variable annuity payment attributable to that subaccount by the annuity unit value of that subaccount on the annuity commencement date. The number of annuity units of each particular subaccount credited to the policy then remains fixed, assuming no transfers to or from that subaccount occur. The dollar value of variable annuity units in the chosen subaccount will increase or decrease reflecting the investment experience of the chosen subaccount. The dollar amount of each variable annuity payment after the first may increase, decrease or remain constant, and is equal to the sum of the amounts determined by multiplying the number of annuity units of each particular subaccount credited to the policy by the annuity unit value for the particular subaccount on the date the payment is made.

Death Benefit

Adjusted Partial Withdrawal. The amount of your guaranteed minimum death benefit is reduced due to a partial withdrawal called the adjusted partial withdrawal. The reduction amount depends on the relationship between your guaranteed minimum death benefit and policy value. The adjusted partial withdrawal is the sum of (1) and (2), where:

  (1) The surrender charge-free withdrawal amount taken; and

  (2) The amount that an excess partial withdrawal (the portion of a withdrawal that can be subject to a surrender charge) reduces the policy value times [(a) divided by (b)] where:

    (a) is the amount of the death benefit prior to the excess partial withdrawal; and

    (b) is the policy value prior to the excess partial withdrawal.

The following examples describe the effect of a withdrawal on the guaranteed minimum death benefit and policy value.

                                   EXAMPLE 1
                          (Assumed Facts for Example)

------------------------------------------------------------------------------
  $75,000 current guaranteed minimum death benefit before withdrawal
------------------------------------------------------------------------------
  $50,000 current policy value before withdrawal
------------------------------------------------------------------------------
          current death benefit (larger of policy value and guaranteed minimum
  $75,000 death benefit)
------------------------------------------------------------------------------
  6%      current surrender charge percentage
------------------------------------------------------------------------------
  $15,000 requested withdrawal
------------------------------------------------------------------------------
          surrender charge-free amount (assumes 20% cumulative free percentage
  $10,000 is available)
------------------------------------------------------------------------------
  $ 5,000 excess partial withdrawal (amount subject to surrender charge)
------------------------------------------------------------------------------
          excess interest adjustment (assumes interest rates have decreased
  $ 100   since initial guarantee)
------------------------------------------------------------------------------
  $ 294   surrender charge on (excess partial withdrawal less excess interest adjustment) = 0.06*(5000--100)
------------------------------------------------------------------------------
          reduction in policy value due to excess partial withdrawal = 5000 -
  $ 5,194  100 + 294
------------------------------------------------------------------------------
  $17,791 adjusted partial withdrawal = $10,000 + [$5,194* (75,000/50,000)]
------------------------------------------------------------------------------
          New guaranteed minimum death benefit (after withdrawal) = 75,000 -
  $57,209  17,791
------------------------------------------------------------------------------
  $34,806 New policy value (after withdrawal) = 50,000 - 10,000 - 5,194

  Summary:
  Reduction in guaranteed minimum death benefit = $17,791
  Reduction in policy value                     = $15,194

Note, guaranteed minimum death benefit is reduced more than the policy value since the guaranteed minimum death benefit was greater than the policy value just prior to the withdrawal.

                                   EXAMPLE 2
                          (Assumed Facts for Example)

-------------------------------------------------------------------------------
  $50,000  current guaranteed minimum death benefit before withdrawal
-------------------------------------------------------------------------------
  $75,000  current policy value before withdrawal
-------------------------------------------------------------------------------
           current death benefit (larger of policy value and guaranteed minimum
  $75,000  death benefit)
-------------------------------------------------------------------------------
  6%       current surrender charge percentage
-------------------------------------------------------------------------------
  $15,000  requested withdrawal
-------------------------------------------------------------------------------
           surrender charge-free amount (assumes 15% cumulative free percentage
  $11,250  is available)
-------------------------------------------------------------------------------
  $3,750   excess partial withdrawal (amount subject to surrender charge)
-------------------------------------------------------------------------------
           excess interest adjustment--(assumes interest rates have increased
  $ -- 100 since initial guarantee)
-------------------------------------------------------------------------------
  $ 231    surrender charge on (excess partial withdrawal less excess interest adjustment) = 0.06*[(3750 -- ( -- 100)]
-------------------------------------------------------------------------------
  $4,081   reduction in policy value due to EPW = 3750 -- ( -- 100) + 231 =
           3750 + 100 + 231
-------------------------------------------------------------------------------
  $15,331  Adjusted Partial Withdrawal = $11,250 +[$4,081* (75,000/75,000)]
-------------------------------------------------------------------------------
           New guaranteed minimum death benefit (after withdrawal) = 50,000 --
  $34,669   15,331
-------------------------------------------------------------------------------
  $59,669  New policy value (after withdrawal) = 75,000 -- 11,250 -- 4,081

  Summary:
  Reduction in guaranteed minimum death benefit = $15,331
  Reduction in policy value                     = $15,331

Note, the guaranteed minimum death benefit and policy value are reduced by the same amount since the policy value was higher than the guaranteed minimum death benefit just prior to the withdrawal.

Due proof of death of the annuitant is proof that the annuitant who is the owner died prior to the commencement of annuity payments. A certified copy of a death certificate, a certified copy of a decree of a court of competent jurisdiction as to the finding of death, a written statement by the attending physician, or any other proof satisfactory to PFL, will constitute due proof of death. Upon receipt of this proof and an election of a method of settlement and return of the policy, the death benefit generally will be paid within seven days, or as soon thereafter as PFL has sufficient information about the beneficiary to make the payment. The beneficiary may receive the amount payable in a lump sum cash benefit, or, subject to any limitation under any state or federal law, rule, or regulation, under one of the annuity payment options described above, unless a settlement agreement is effective at the death of the owner preventing such election.

Distribution Requirements. If the annuitant was the owner, and the beneficiary was not the annuitant's spouse, the death benefit must (1) be distributed within five years of the date of the deceased owner's death, or (2) payments under an annuity payment option must begin no later than one year after the deceased owner's death and must be made for the beneficiary's lifetime or for a period certain (so long as any period certain does not exceed the beneficiary's life expectancy). Death Proceeds which are not paid to or for the benefit of a natural person must be distributed within five years of the date of the deceased owner's death. If the sole beneficiary is the deceased owner's surviving spouse, such spouse may elect to continue the policy as the new annuitant and owner instead of receiving the death benefit. (See "Certain Federal Income Tax Consequences.")

If the annuitant is not the owner, and the owner dies prior to the annuity commencement date, a successor owner may surrender the policy at any time for the amount of the adjusted policy value. If the successor owner is not the deceased owner's spouse, however, the adjusted policy value must be distributed: (1) within five years after the date of the deceased owner's death, or (2) payments under an annuity payment option must begin no later than one year after the deceased owner's death and must be made for the successor owner's lifetime or for a period certain (so long as any period certain does not exceed the successor owner's life expectancy).

Beneficiary. The beneficiary designation in the application will remain in effect until changed. The owner may change the designated beneficiary by sending written notice to PFL. The beneficiary's consent to such change is not required unless the beneficiary was irrevocably designated or law requires consent. (If an irrevocable beneficiary dies, the owner may then designate a new beneficiary.) The change will take effect as of the date the owner signs the written notice, whether or not the owner is living when the notice is received by PFL. PFL will not be liable for any payment made before the written notice is received. If more than one beneficiary is designated, and the owner fails to specify their interests, they will share equally.

Death of Owner

Federal tax law requires that if any owner (including any joint owner or any successor owner who has become a current owner) dies before the annuity commencement date, then the entire value of the policy must generally be distributed within five years of the date of death of such owner. Certain rules apply where (1) the spouse of the deceased owner is the sole beneficiary, (2) the owner is not a natural person and the primary annuitant dies or is changed, or (3) any owner dies after the annuity commencement date. See "Certain Federal Income Tax Consequences" below for more information about these rules. Other rules may apply to qualified policies.

Assignment

During the lifetime of the annuitant the owner may assign any rights or benefits provided by the policy if your policy is a nonqualified policy. An assignment will not be binding on PFL until a copy has been filed at its administrative and service office. The rights and benefits of the owner and beneficiary are subject to the rights of the assignee. PFL assumes no responsibility for the validity or effect of any assignment. Any claim made under an assignment shall be subject to proof of interest and the extent of the assignment. An assignment may have tax consequences.

Unless you so direct by filing written notice with PFL, no beneficiary may assign any payments under the policy before they are due. To the extent permitted by law, no payments will be subject to the claims of any beneficiary's creditors.

Ownership under qualified policies is restricted to comply with the Code.

Evidence of Survival

PFL reserves the right to require satisfactory evidence that a person is alive if a payment is based on that person being alive. No payment will be made until PFL receives such evidence.

Non-Participating

The policy will not share in PFL's surplus earnings; no dividends will be paid.

Amendments

No change in the policy is valid unless made in writing by PFL and approved by one of PFL's officers. No registered representative has authority to change or waive any provision of the policy.

PFL reserves the right to amend the policy to meet the requirements of the Code, regulations or published rulings. You can refuse such a change by giving written notice, but a refusal may result in adverse tax consequences.

Employee and Agent Purchases

The policy may be acquired by an employee or registered representative of any broker/dealer authorized to sell the policy or their spouse or minor children, or by an officer, director, trustee or bona-fide full-time employee of PFL or its affiliated companies or their spouse or minor children. In such a case, PFL may credit an amount equal to a percentage of each premium payment to the policy due to lower acquisition costs PFL experiences on those purchases. The credit will be reported to the Internal Revenue Service as taxable income to the employee or registered representative. PFL may offer certain employer sponsored savings plans, in its discretion, reduced fees and charges including, but not limited to, the annual service charge, the surrender charges, the mortality and expense risk fee and the administrative charge for certain sales under circumstances which may result in savings of certain costs and expenses. In addition, there may be other circumstances of which PFL is not presently aware which could result in reduced sales or distribution expenses. Credits to the policy or reductions in these fees and charges will not be unfairly discriminatory against any owner.

                    CERTAIN FEDERAL INCOME TAX CONSEQUENCES

The following summary does not constitute tax advice. It is a general discussion of certain of the expected federal income tax consequences of investment in and distributions with respect to a policy, based on the Internal Revenue Code of 1986, as amended, proposed and final Treasury Regulations thereunder, judicial authority, and current administrative rulings and practice. This summary discusses only certain federal income tax consequences to "United States Persons," and does not discuss state, local, or foreign tax consequences. United States Persons means citizens or residents of the United States, domestic corporations, domestic partnerships and trusts or estates that are subject to United States federal income tax regardless of the source of their income.

Tax Status of the Policy

The following discussion is based on the assumption that the policy qualifies as an annuity contract for federal income tax purposes.

Diversification Requirements. Section 817(h) of the Code provides that in order for a variable contract which is based on a segregated asset account to qualify as an annuity contract under the Code, the investments made by such account must be "adequately diversified" in accordance with Treasury regulations. The Treasury regulations issued under Section 817(h) (Treas. Reg. ((S)) 1.817-5) apply a diversification requirement to each of the subaccounts of the separate account. The separate account, through the underlying funds and their portfolios, intends to comply with the diversification requirements of the Treasury. PFL has entered into agreements regarding participation in the Retirement Income Builder II that require the underlying funds and their portfolios to be operated in compliance with the Treasury regulations.

Owner Control. In certain circumstances, owners of variable annuity contracts may be considered the owners, for Federal income tax purposes, of the assets of the separate account used to support their contracts. In those circumstances, income and gains from the separate account assets would be includable in the variable annuity contractowner's gross income. Several years ago, the IRS state in published rulings that a variable contract owner will be considered the owner of separate account assets if the contractowner possesses incidents of ownership in those assets, such as the ability to exercise investment control over the assets. More recently, the Treasury Department announced, in connection with the issuance of regulations concerning investment diversification, that those regulations "do not provide guidance concerning the circumstances in which investor control of the investments of a segregated asset account may cause the investor, rather than the insurance company, to be treated as the owner of the assets in the account." This announcement also stated that guidance would be issued by way of regulations or rulings on the "extent to which policyholders may direct their investments to particular subaccounts without being treated as owners of underlying assets."

The ownership rights under the contract are similar to, but different in certain respects from those described by the IRS in rulings in which it was determined that contractowners were not owners of separate account assets. For example, the owner of a policy has the choice of one or more subaccounts in which to allocate premiums and policy values, and may be able to transfer among these accounts more frequently than in such rulings. These differences could result in policyowners being treated as the owners of the assets of the separate account. In addition, PFL does not know what standards will be set forth, if any, in the regulations or rulings which the Treasury Department has stated it expects to issue. PFL therefore reserves the right to modify the policies as necessary to attempt to prevent the policyowners from being considered the owners of a pro rata share of the assets of the separate account.

Distribution Requirements. The Code also requires that nonqualified policies contain specific provisions for distribution of policy proceeds upon the death of any owner. In order to be treated as an annuity contract for federal income tax purposes, the Code requires that such policies provide that if any owner dies on or after the annuity commencement date and before the entire interest in the policy has been distributed, the remaining portion must be distributed at least as rapidly as under the method in effect on such owner's death. If any owner dies before the annuity commencement date, the entire interest in the policy must generally be distributed within 5 years after such owner's date of death or be applied to provide an immediate annuity under which payments will begin within one year of such owner's death and will be made for the life of the beneficiary or for a period not extending beyond the life expectancy of the beneficiary. However, if such owner's death occurs prior to the annuity commencement date, and such owner's surviving spouse is named the beneficiary, then the policy may be continued with the surviving spouse as the new owner. If any owner is not a natural person, then for purposes of these distribution requirements, the primary annuitant shall be treated as the owner and any death or change of such primary annuitant shall be treated as the death of an owner. The policy contains provisions intended to comply with these requirements of the Code. No regulations interpreting these requirements of the Code have yet been issued and thus no assurance can be given that the provisions contained in the policies satisfy all such Code requirements. The provisions contained in the policies will be reviewed and modified if necessary to maintain their compliance with the Code requirements when clarified by regulation or otherwise.

Withholding. The portion of any distribution under a policy that is includable in gross income will be subject to federal income tax withholding unless the recipient of such distribution elects not to have federal income tax withheld. Election forms will be provided at the time distributions are requested or made. The withholding rate varies according to the type of distribution and the owner's tax status. For qualified policies, "eligible rollover distributions" from Section 401(a) plans, Section 403(a) annuities, and Section 403(b) tax-sheltered annuities are subject to a mandatory federal income tax withholding of 20%. An eligible rollover distribution is the taxable portion of any distribution from such a plan, except certain distributions such as distributions required by the Code or distributions in a specified annuity form. The 20% withholding does not apply, however, if the owner chooses a "direct rollover" from the plan to another tax-qualified plan or IRA. Different withholding requirements may apply in the case of non-United States persons.

Qualified Policies. The qualified policy is designed for use with several types of tax-qualified retirement plans. The tax rules applicable to participants and beneficiaries in tax-qualified retirement plans vary according to the type of plan and the terms and conditions of the plan. Special favorable tax treatment may be available for certain types of contributions and distributions. Adverse tax consequences may result from contributions in excess of specified limits; distributions prior to age 59 1/2 (subject to certain exceptions); distributions that do not conform to specified commencement and minimum distribution rules; and in other specified circumstances. Some retirement plans are subject to distribution and other requirements that are not incorporated into the policies or PFL's Policy administration procedures. Owners, participants and beneficiaries are responsible for determining that contributions, distributions and other transactions with respect to the policies comply with applicable law.

For qualified plans under section 401(a), 403(a), 403(b), and 457, the Code requires that distributions generally must commence no later than the later of April 1 of the calendar year following the calendar year in which the owner (or plan participant) (i) reaches age 70 1/2 or (ii) retires, and must be made in a specified form or manner. If the plan participant is a "5 percent owner" (as defined in the Code), or if the policy is a traditional individual retirement annuity, then distributions generally must begin no later than April 1 of the calendar year in which the owner (or plan participant) reaches age 70 1/2. Each owner is responsible for requesting distributions under the policy that satisfy applicable tax rules.

PFL makes no attempt to provide more than general information about use of the policy with the various types of retirement plans. Purchasers of policies for use with any retirement plan should consult their legal counsel and tax adviser regarding the suitability of the policy.

Individual Retirement Annuities. In order to qualify as a traditional individual retirement annuity under Section 408(b) of the Code, a policy must contain certain provisions: (i) the owner must be the annuitant; (ii) the policy generally is not transferable by the owner, e.g., the owner may not designate a new owner, designate a contingent owner or assign the policy as collateral security; (iii) the total premium payments for any calendar year on behalf of any individual may not exceed $2,000, except in the case of a rollover amount or contribution under Sections 402(c), 403(a)(4), 403(b)(8) or 408(d)(3) of the Code; (iv) annuity payments or partial withdrawals must begin no later than April 1 of the calendar year following the calendar year in which the annuitant attains age 70 1/2; (v) an annuity payment option with a period certain that will guarantee annuity payments beyond the life expectancy of the annuitant and the beneficiary may not be selected; (vi) certain payments of death benefits must be made in the event the annuitant dies prior to the distribution of the policy value; and (vii) the entire interest of the owner is non-forfeitable. Policies intended to qualify as traditional individual retirement annuities under Section 408(b) of the Code contain such provisions. Amounts in the IRA (other than nondeductible contributions) are taxed when distributed from the IRA. Distributions prior to age 59 1/2 (unless certain exceptions apply) are subject to a 10% penalty tax.

No part of the funds for an individual retirement account (including a Roth
IRA) or annuity may be invested in a life insurance contract, but the regulations thereunder allow such funds to be invested in an annuity policy that provides a death benefit that equals the greater of the premiums paid or the cash value for the contract. The policy provides an enhanced death benefit that could exceed the amount of such a permissible death benefit, but it is unclear to what extent such an enhanced death benefit could disqualify the policy as an IRA. The Internal Revenue Service has not reviewed the policy for qualification as an IRA, and has not addressed in a ruling of general applicability whether an enhanced death benefit provision, such as the provision in the policy, comports with IRA qualification requirements.

Roth Individual Retirement Annuities (Roth IRA). The Roth IRA, under Section 408A of the Code, contains many of the same provisions as a traditional IRA. However, there are some differences. First, the contributions are not deductible and must be made in cash or as a rollover or transfer from another Roth IRA or other IRA. A rollover from or conversion of an IRA to a Roth IRA may be subject to tax and other special rules may apply to the rollover or conversion and to distributions attributable thereto. You should consult a tax adviser before combining any converted amounts with any other Roth IRA contributions, including any other conversion amounts from other tax years. The Roth IRA is available to individuals with earned income and whose modified adjusted gross income is under $110,000 for single filers, $160,000 for married filing jointly, and $10,000 for married filing separately. The amount per individual that may be contributed to all IRAs (Roth and traditional) is $2,000. Secondly, the distributions are taxed differently. The Roth IRA offers tax-free distributions when made 5 tax years after the first contribution to any Roth IRA of the individual and made after attaining age 59 1/2, or to pay for qualified first time homebuyer expenses (lifetime maximum of $10,000), or due to death or disability. All other distributions are subject to income tax when made from earnings and may be subject to a premature withdrawal penalty tax unless an exception applies. Unlike the traditional IRA, there are no minimum required distributions during the owner's lifetime; however, required distributions at death are generally the same.

Section 403(b) Plans. Under Section 403(b) of the Code, payments made by public school systems and certain tax exempt organizations to purchase policies for their employees are excludable from the gross income of the employee, subject to certain limitations. However, such payments may be subject to FICA (Social Security) taxes. The policy includes a death benefit that in some cases may exceed the greater of the premium payments or the policy value. The death benefit could be characterized as an incidental benefit, the amount of which is limited in any tax-sheltered annuity under section 403(b). Because the death benefit may exceed this limitation, employers using the policy in connection with such plans should consult their tax adviser. Additionally, in accordance with the requirements of the Code, Section 403(b) annuities generally may not permit distribution of (i) elective contributions made in years beginning after December 31, 1988, (ii) earnings on those contributions, and (iii) earnings on amounts attributed to elective contributions held as of the end of the last year beginning before January 1, 1989. Distributions of such amounts will be allowed only upon the death of the employee, on or after attainment of age 59 1/2, separation from service, disability, or financial hardship, except that income attributable to elective contributions may not be distributed in the case of hardship.

Corporate Pension and Profit Sharing Plans and H.R. 10 Plans. Sections 401(a) and 403(a) of the Code permit corporate employers to establish various types of retirement plans for employees and self-employed individuals to establish qualified plans for themselves and their employees. Such retirement plans may permit the purchase of the policies to accumulate retirement savings. Adverse tax consequences to the plan, the participant or both may result if the policy is assigned or transferred to any individual as a means to provide benefit payments. The policy includes a death benefit that in some cases may exceed the greater of the premium payments or the policy value. The death benefit could be characterized as an incidental benefit, the amount of which is limited in an pension or profit-sharing plan. Because the death benefit may exceed this limitation, employers using the policy in connection with such plans should consult their tax adviser.

Deferred Compensation Plans. Section 457 of the Code, while not actually providing for a qualified plan (as that term is used in the Code), provides for certain deferred compensation plans with respect to service for state governments, local governments, political subdivisions, agencies, instrumentalities and certain affiliates of such entities, and tax exempt organizations. The policies can be used with such plans. Under such plans a participant may specify the form of investment in which his or her participation will be made. For non-governmental Section 457 plans, all such investments, however, are owned by the sponsoring employer, and are subject to the claims of the general creditors of the sponsoring employer. Depending on the terms of the particular plan, a non-governmental employer may be entitled to draw on deferred amounts for purposes unrelated to its Section 457 plan obligations. In general, all amounts received under a Section 457 plan are taxable and are subject to federal income tax withholding as wages.

Non-natural Persons. Pursuant to Section 72(u) of the Code, an annuity contract held by a taxpayer other than a natural person generally will not be treated as an annuity contract under the Code; accordingly, an owner who is not a natural person will recognize as ordinary income for a taxable year the excess of (i) the sum of the cash value as of the close of the taxable year and all previous distributions under the policy over (ii) the sum of the premium payments paid for the taxable year and any prior taxable year and the amounts includable in gross income for any prior taxable year with respect to the policy. For these purposes, the policy value at year end may have to be increased by any positive excess interest adjustment which could result from a full surrender at such time. There is, however, no definitive guidance on the proper tax treatment of excess interest adjustments and the owner should contact a competent tax adviser with respect to the potential tax consequences of an excess interest adjustment. Notwithstanding the preceding sentences in that paragraph, Section 72(u) of the Code does not apply to (i) a policy where the nominal owner is not a natural person but the beneficial owner of which is a natural person, (ii) a policy acquired by the estate of a decedent by reason of such decedent's death, (iii) a qualified policy (other than one qualifying under Section 457) or (iv) a single-payment annuity where the Commencement Date is no later than one year from the date of the single premium payment; such policies are taxed as described above under the heading "Taxation of Annuities."

Taxation of PFL

PFL at present is taxed as a life insurance company under part I of Subchapter L of the Code. The separate account is treated as part of PFL and, accordingly, will not be taxed separately as a "regulated investment company" under Subchapter M of the Code. PFL does not expect to incur any federal income tax liability with respect to investment income and net capital gains arising from the activities of the separate account retained as part of the reserves under the policy. Based on this expectation, it is anticipated that no charges will be made against the separate account for federal income taxes. If, in future years, any federal income taxes are incurred by PFL with respect to the separate account, PFL may make a charge to the separate account.

                             INVESTMENT EXPERIENCE

A "Net Investment Factor" is used to determine the value of accumulation units and annuity units, and to determine annuity payment rates.

Accumulation Units

Allocations of a premium payment directed to a subaccount are credited in the form of accumulation units. Each subaccount has a distinct accumulation unit value. The number of units credited is determined by dividing the premium payment or amount transferred to the subaccount by the accumulation unit value of the subaccount as of the end of the valuation period during which the allocation is made. For each subaccount, the accumulation unit value for a given business day is based on the net asset value of a share of the corresponding portfolio of the underlying funds less any applicable charges or fees. The investment performance of the portfolio, expenses, and deductions of certain charges affect the value of an accumulation unit.

Upon allocation to the selected subaccount of the separate account, premium payments are converted into accumulation units of the subaccount. The number of accumulation units to be credited is determined by dividing the dollar amount allocated to each subaccount by the value of an accumulation unit for that subaccount as next determined after the premium payment is received at the administrative and service office or, in the case of the initial premium payment, when the application is completed, whichever is later. The value of an accumulation unit was arbitrarily established at $1.000000 at the inception of each subaccount. Thereafter, the value of an accumulation unit is determined as of the close of trading on each day the New York Stock Exchange is open for business.

An index (the "Net Investment Factor") which measures the investment performance of a subaccount during a valuation period, is used to determine the value of an accumulation unit for the next subsequent valuation period. The Net Investment Factor may be greater or less than or equal to one; therefore, the value of an accumulation unit may increase, decrease or remain the same from one valuation period to the next. The owner bears this investment risk. The net investment performance of a subaccount and deduction of certain charges affect the accumulation unit value.

The Net Investment Factor for any subaccount for any valuation period is determined by dividing (a) by (b) and subtracting (c) from the result, where:

  (a) is the net result of:

    (1) the net asset value per share of the shares held in the subaccount determined at the end of the current valuation period, plus

    (2) the per share amount of any dividend or capital gain distribution made with respect to the shares held in the subaccount if the ex-dividend date occurs during the current valuation period, plus or minus

    (3) a per share credit or charge for any taxes determined by PFL to have resulted from the investment operations of the subaccount;

  (b) the net asset value per share of the shares held in the subaccount determined as of the end of the immediately preceding valuation period; and

  (c) is the charge for mortality and expense risk during the valuation period (equal on an annual basis to 1.10% for the Return of Premium Death Benefit and 1.25% for both the 5% Annually Compounding Death Benefit or the Annual Step-Up Death Benefit) of the daily net asset value of the subaccount, plus the .15% administrative charge for all three death benefit options.

              Illustration of Accumulation Unit Value Calculations

       Formula and Illustration for Determining the Net Investment Factor

          (Assume Either the 5% Annually Compounding Death Benefit or the Annual Step-Up Death Benefit is in effect.)

Investment Experience Factor = (A + B - C) - E
                              -------------
                                    D

 Where: A = The Net Asset Value of an underlying fund share as of the end of the current valuation period.
            Assume..........................................  A = $11.57
        B = The per share amount of any dividend or capital gains
            distribution since the end of the immediately preceding
            valuation period.
            Assume..........................................  B = 0
        C = The per share charge or credit for any taxes reserved for at the end of the current valuation period.
            Assume..........................................  C = 0
        D = The Net Asset Value of an underlying fund share at the end of the immediately preceding valuation period.
            Assume..........................................  D = $11.40
        E = The daily deduction for mortality and expense risk fee and administrative charges, which totals 1.40% on an annual basis.
            On a daily basis................................   = .0000380909

Then, the Investment Experience Factor = (11.57 + 0 - 0) - .0000380909 = Z =
1.0148741898                            -----------------
                                              11.40

        Formula and Illustration for Determining Accumulation Unit Value

Accumulation Unit Value = A * B

 Where: A = The accumulation unit value for the immediately preceding valuation period.
            Assume......................................................  = $X
        B = The Net Investment Factor for the current valuation period.
            Assume......................................................   = Y

Then, the accumulation unit value = $X * Y = $Z

Annuity Unit Value and Annuity Payment Rates

The amount of variable annuity payments will vary with annuity unit values. Annuity unit values rise if the net investment performance of the subaccount exceeds the assumed interest rate of 5% annually. Conversely, annuity unit values fall if the net investment performance of the subaccount is less than the assumed rate. The value of a variable annuity unit in each subaccount was established at $1.00 on the date operations began for that subaccount. The value of a variable annuity unit on any subsequent business day is equal to (a) multiplied by (b) multiplied by (c), where:

  (a) is the variable annuity unit value for that subaccount on the immediately preceding business day;

  (b) is the net investment factor for that subaccount for the valuation period; and

  (c) is the investment result adjustment factor for the valuation period.

The investment result adjustment factor for the valuation period is the product of discount factors of .99986634 per day to recognize the 5% effective annual Assumed Investment Return. The valuation period is the period from the close of the immediately preceding business day to the close of the current business day.

The net investment factor for the policy used to calculate the value of a variable annuity unit in each subaccount for the valuation period is determined by dividing (i) by (ii) and subtracting (iii) from the result, where:

  (i) is the result of:

    (1) the net asset value of a fund share held in that subaccount determined at the end of the current valuation period; plus

    (2) the per share amount of any dividend or capital gain distributions made by the fund for shares held in that subaccount if the ex-dividend date occurs during the valuation period; plus or minus

    (3) a per share charge or credit for any taxes reserved for, which PFL determines to have resulted from the investment operations of the subaccount.

  (ii) is the net asset value of a fund share held in that subaccount determined as of the end of the immediately preceding valuation period.

  (iii) is a factor representing the mortality and expense risk fee and administrative charge. This factor is equal, on an annual basis, to 1.25% (for the Return of Premium Death Benefit) or 1.40% (for the 5% Annually Compounding Death Benefit and the Annual Step-Up Death Benefit) of the daily net asset value of a fund share held in that subaccount.

The dollar amount of subsequent variable annuity payments will depend upon changes in applicable annuity unit values.

The annuity payment rates vary according to the annuity option elected and the sex and adjusted age of the annuitant at the annuity commencement date. The policy also contains a table for determining the adjusted age of the annuitant.

              Illustration of Calculations for Annuity Unit Value
                         and Variable Annuity Payments

          Formula and Illustration for Determining Annuity Unit Value

Annuity Unit Value = A * B * C

 Where: A = Annuity unit value for the immediately preceding valuation period.
            Assume..............................................= $X
        B = Investment Experience Factor for the valuation period for which the annuity unit value is being calculated.
            Assume...............................................= Y
        C = A factor to neutralize the assumed interest rate of 5% built into the
            Annuity Tables used.
            Assume...............................................= Z

Then, the annuity unit value is: $X * Y * Z = $Q

               Formula and Illustration for Determining Amount of
                     First Monthly Variable Annuity Payment

First monthly variable annuity payment =  A * B
                                         -------
                                          $1,000

 Where: A = The policy value as of the annuity commencement date.
            Assume..........................................= $X
        B = The Annuity purchase rate per $1,000 based upon the option selected, the sex and adjusted age of the annuitant according to the tables contained in the policy.
            Assume..........................................= $Y

Then, the first monthly variable annuity payment = $X * $Y = $Z
                                                   -------
                                                    1,000

      Formula and Illustration for Determining the Number of Annuity Units
              Represented by Each Monthly Variable Annuity Payment

Number of annuity units =  A
                          ---
                           B

 Where: A = The dollar amount of the first monthly variable annuity payment.
            Assume............................................= $X
        B = The annuity unit value for the valuation date on which the first monthly payment is due.
            Assume............................................= $Y

Then, the number of annuity units = $X = Z
                                    --
                                    $Y

              FAMILY INCOME PROTECTOR--ADDITIONAL INFORMATION

The amounts shown below are hypothetical guaranteed minimum monthly payment amounts under the "family income protector" for a $100,000 premium when annuity payments do not begin until the rider anniversary indicated in the left-hand column. These figures assume the following:

  .  there were no subsequent premium payments or withdrawals;

  .  there were no premium taxes;

  .  the $100,000 premium is subject to the family income protector;

  . the annuitant is (or both annuitants are) 60 years old when the rider is issued;

  . the annual growth rate is 6.0% (once established an annual growth rate will not change during the life of the family income protector rider); and

  .  there was no upgrade of the minimum annuitization value.

Six different annuity payment options are illustrated: a male annuitant, a female annuitant and a joint and survivor annuity, each on a Life Only and a Life with 10 Year Certain basis. The figures below, which are the amount of the first monthly payment, are based on an assumed investment return of 3%. Subsequent payments will never be less than the amount of the first payment (although subsequent payments are calculated using a 5% assumed investment return).

Life Only = Life Annuity with No Period Certain
                                          Life 10 = Life Annuity with 10 Years
                                                        Certain

  Rider Anniversary at
  Exercise Date                Male             Female       Joint & Survivor
------------------------------------------------------------------------------
                         Life Only Life 10 Life Only Life 10 Life Only Life 10
------------------------------------------------------------------------------
      10 (age 70)         $1,135   $1,067    $ 976   $  949   $  854   $  852
------------------------------------------------------------------------------
           15              1,833    1,634    1,562    1,469    1,332    1,318
------------------------------------------------------------------------------
      20 (age 80)          3,049    2,479    2,597    2,286    2,145    2,078

This hypothetical illustration should not be deemed representative of past or future performance of any underlying variable investment option.

Withdrawals will affect the minimum annuitization value as follows: Each policy year, withdrawals up to the limit of the total free amount (the minimum annuitization value on the last policy anniversary multiplied by the annual growth rate) reduce the minimum annuitization value on a dollar-for-dollar basis. Withdrawals over this free amount will reduce the minimum annuitization value on a pro rata basis by an amount equal to the minimum annuitization value immediately prior to the excess withdrawal multiplied by the percentage reduction in the policy value resulting from the excess withdrawal. The free amount will always be a relatively small fraction of the minimum annuitization value.

Examples of the effect of withdrawals on the minimum annuitization value are as follows:

                                 EXAMPLE 1

                                Assumptions

-----------------------------------------------------------------------------
  .minimum annuitization value on last policy
   anniversary:                                      $10,000
-----------------------------------------------------------------------------
  .minimum annuitization value at time of
   distribution:                                     $10,500
-----------------------------------------------------------------------------
  .policy value at time of distribution:             $15,000
-----------------------------------------------------------------------------
  .distribution amount:                              $500
-----------------------------------------------------------------------------
  .prior distribution in current policy year:        None
-----------------------------------------------------------------------------

                                  Calculations

-----------------------------------------------------------------------------
  .maximum annual free amount:                       $10,000 x 6% = $600
-----------------------------------------------------------------------------
  .policy value after distribution:                  $15,000-$500 = $14,500
-----------------------------------------------------------------------------
  .minimum annual value after distribution:          $10,500-$500 = $10,000



                                   EXAMPLE 2
                                  Assumptions

-----------------------------------------------------------------------------
  .minimum annuitization value on last policy anni-
   versary:                                          $10,000
-----------------------------------------------------------------------------
  .minimum annuitization value at time of distribu-
   tion:                                             $10,500
-----------------------------------------------------------------------------
  .policy value at time of distribution:             $15,000
-----------------------------------------------------------------------------
  .distribution amount:                              $1,500
-----------------------------------------------------------------------------
  .prior distribution in current policy year:        $1,000
-----------------------------------------------------------------------------

                                  Calculations

-----------------------------------------------------------------------------
  .maximum annual free amount:                       $0.0
-----------------------------------------------------------------------------
     (prior distributions have exceeded the current
     year free amount
     of $600 [$10,000 x 6% = $600])
-----------------------------------------------------------------------------
  .policy value after distribution:                  $15,000-$1,500 = $13,500
-----------------------------------------------------------------------------
     (since the policy value is reduced 10%
     ($1,500/$15,000), the minimum annuitization
     value is also reduced 10%)
-----------------------------------------------------------------------------
  .minimum annual value after distribution:          $10,500-
                                                     (10% x $10,500) = $9,450

                                 EXAMPLE 3

                                Assumptions

-------------------------------------------------------------------------------
  .minimum annuitization value on last policy anni-
   versary:                                            $10,000
-------------------------------------------------------------------------------
  .minimum annuitization value at time of distribu-
   tion:                                               $10,500
-------------------------------------------------------------------------------
  .policy value at time of distribution:               $7,500
-------------------------------------------------------------------------------
  .distribution amount:                                $1,500
-------------------------------------------------------------------------------
  .prior distribution in current policy year:          $1,000
-------------------------------------------------------------------------------

                                  Calculations

-------------------------------------------------------------------------------
  .maximum annual free amount:                         $0.0
-------------------------------------------------------------------------------
  .  (prior distributions have exceeded the current
     year free amount
     of $600 [$10,000 x 6% = $600])
-------------------------------------------------------------------------------
  .policy value after distribution:                    $7,500 - $1,500 = $6,000
-------------------------------------------------------------------------------
  .  (since the policy value is reduced 20%
     ($1,500/$7,500), the minimum annuitization value
     is also reduced 20%)
-------------------------------------------------------------------------------
  .minimum annual value after distribution:            $10,500 -
                                                       (20% x $10,500) = $8,400

The amount of the first payment provided by the family income protector will be determined by multiplying each $1,000 of minimum annuitization value by the applicable annuity factor shown on Schedule I of the family income protector rider. The applicable annuity factor depends upon the annuitant's (and joint annuitant's, if any) sex (or without regard to gender if required by law), age, and the family income protector payment option selected and is based on a guaranteed interest rate of 3% and the "1983 Table a" mortality table with projection using projection Scale G factors, assuming a maturity date in the year 2000. Subsequent payments will be calculated as described in the family income protector rider using a 5% assumed investment return. Subsequent payments may fluctuate annually in accordance with the investment performance of the annuity subaccounts. However, subsequent payments are guaranteed to never be less than the initial payment.

The stabilized payment on each subsequent policy anniversary after annuitization using the family income protector will equal the greater of the initial payment or the payment supportable by the annuity units in the selected subaccounts. The supportable payment is equal to the number of variable annuity units in the selected subaccounts multiplied by the variable annuity unit values in those subaccounts on the date the payment is made. The variable annuity unit values used to calculate the supportable payment will assume a 5% assumed investment return. If the supportable payment at any payment date during a policy year is greater than the stabilized payment for that policy year, the excess will be used to purchase additional annuity units. Conversely, if the supportable payment at any payment date during a policy year is less than the stabilized payment for that policy year, there will be a reduction in the number of annuity units credited to the policy to fund the deficiency. In the case of a reduction, you will not participate as fully in the future investment performance of the subaccounts you selected since fewer annuity units are credited to your policy. Purchases and reductions will be allocated to each subaccount on a proportionate basis. PFL bears the risk that it will need to make payments if all annuity units have been used in an attempt to maintain the stabilized payment at the initial payment level. In such an event, PFL will make all future payments equal to the initial payment. Once all the annuity units have been used, the amount of your payment will not increase or decrease and will not depend upon the performance of any subaccounts. To compensate PFL for this risk, as guaranteed payment fee will be deducted.

                          HISTORICAL PERFORMANCE DATA

Money Market Yields

PFL may from time to time disclose the current annualized yield of the Fidelity--VIP Money Market Subaccount for a 7-day period in a manner which does not take into consideration any realized or unrealized gains or losses on shares of the portfolio securities. This current annualized yield is computed by determining the net change (exclusive of realized gains and losses on the sale of securities and unrealized appreciation and depreciation and income other than investment income) at the end of the 7-day period in the value of a hypothetical account having a balance of 1 unit at the beginning of the 7-day period, dividing such net change in account value by the value of the account at the beginning of the period to determine the base period return, and annualizing this quotient on a 365-day basis. The net change in account value reflects (i) net income from the portfolio attributable to the hypothetical account; and (ii) charges and deductions imposed under a policy that are attributable to the hypothetical account. The charges and deductions include the per unit charges for the hypothetical account for (i) the administrative charges; and (ii) the mortality and expense risk fee. Current Yield will be calculated according to the following formula:

                   Current Yield = ((NCS * ES)/UV) * (365/7)

Where:

NCS =
     The net change in the value of the portfolio (exclusive of realized gains and losses on the sale of securities and unrealized appreciation and depreciation and income other than investment income) for the 7-day period attributable to a hypothetical account having a balance of 1 subaccount unit.

ES =
     Per unit expenses of the subaccount for the 7-day period.

UV =
     The unit value on the first day of the 7-day period.

Because of the charges and deductions imposed under a policy, the yield for the Fidelity--VIP Money Market Subaccount will be lower than the yield for the Fidelity--VIP Money Market Portfolio. The yield calculations do not reflect the effect of any premium taxes or surrender charges that may be applicable to a particular policy. Surrender charges range from 6% to 0% of the amount of premium payments withdrawn based on the number of years since the premium payment was made. However, surrender charges will not be assessed after the tenth policy year.

PFL may also disclose the effective yield of the Fidelity--VIP Money Market Subaccount for the same 7-day period, determined on a compounded basis. The effective yield is calculated by compounding the base period return according to the following formula:

               Effective Yield = (1 + ((NCS--ES)/UV))/365///7/--1

Where:

NCS =
     The net change in the value of the portfolio (exclusive of realized gains and losses on the sale of securities and unrealized appreciation and depreciation and income other than investment income) for the 7-day period attributable to a hypothetical account having a balance of 1 subaccount unit.

ES =
     Per unit expenses of the subaccount for the 7-day period.

UV =
     The unit value on the first day of the 7-day period.

The yield on amounts held in the Fidelity--VIP Money Market Subaccount normally will fluctuate on a daily basis. Therefore, the disclosed yield for any given past period is not an indication or representation of future yields or rates of return. The Fidelity--VIP Money Market Subaccount actual yield is affected by changes in interest rates on money market securities, average portfolio maturity of the Fidelity--VIP Money Market Portfolio, the types and quality of portfolio securities held by the Fidelity--VIP Money Market Portfolio and its operating expenses. For the seven days ended December 31, 1999, the yield of the Fidelity-VIP Money Market Subaccount was 4.46%, and the effective yield was 4.56% for the Return of Premium Death Benefit. For the seven days ended December 31, 1999, the yield of the Fidelity--VIP Money Market Subaccount was 4.30%, and the effective yield was 4.39% for the 5% Annually Compounding Death Benefit or Annual Step-Up Death Benefit.

Other Subaccount Yields

PFL may from time to time advertise or disclose the current annualized yield of one or more of the subaccounts of the separate account (except the Fidelity Money Market Subaccount) for 30-day periods. The annualized yield of a subaccount refers to income generated by the subaccount over a specific 30-day period. Because the yield is annualized, the yield generated by a subaccount during the 30-day period is assumed to be generated each 30-day period over a 12-month period. The yield is computed by: (i) dividing the net investment income of the subaccount less subaccount expenses for the period, by (ii) the maximum offering price per unit on the last day of the period times the daily average number of units outstanding for the period, compounding that yield for a 6-month period, and (iv) multiplying that result by 2. Expenses attributable to the subaccount include (i) the administrative charge and (ii) the mortality and expense risk fee. The 30-day yield is calculated according to the following formula:

                Yield = 2 * ((((NI - ES)/(U * UV)) + 1)/6/ - 1)

Where:

NI= Net investment income of the subaccount for the 30-day period attributable to the subaccount's unit.

ES=Expenses of the subaccount for the 30-day period.

U=The average number of units outstanding.

UV=The unit value at the close (highest) of the last day in the 30-day period.

Because of the charges and deductions imposed by the separate account, the yield for a subaccount of the separate account will be lower than the yield for its corresponding portfolio. The yield calculations do not reflect the effect of any premium taxes or surrender charges that may be applicable to a particular policy. Surrender charges range from 6% to 0% of the amount of premium payments withdrawn based on the number of years since the premium payment was made. However, surrender charges will not be assessed after the tenth policy year.

The yield on amounts held in the subaccounts of the separate account normally will fluctuate over time. Therefore, the disclosed yield for any given past period is not an indication or representation of future yields or rates of return. The types and quality of its investments and its operating expenses affect a subaccount's actual yield.

Total Returns

PFL may from time to time also advertise or disclose total returns for one or more of the subaccounts of the separate account for various periods of time. One of the periods of time will include the period measured from the date the subaccount commenced operations. When a subaccount has been in operation for 1, 5 and 10 years, respectively, the total return for these periods will be provided. Total returns for other periods of time may from time to time also be disclosed. Total returns represent the average annual compounded rates of return that would equate an initial investment of $1,000 to the redemption value of that investment as of the last day of each of the periods. The ending date for each period for which total return quotations are provided will be for the most recent month end practicable, considering the type and media of the communication and will be stated in the communication.

Total returns will be calculated using subaccount unit values which PFL calculates on each business day based on the performance of the subaccount's underlying portfolio, and the deductions for the mortality and expense risk fee and the administrative charges. Total return calculations will reflect the effect of surrender charges that may be applicable to a particular period. The total return will then be calculated according to the following formula:

                                P (1 + T)N = ERV

Where:

T =
     The average annual total return net of subaccount recurring charges.

ERV =
     The ending redeemable value of the hypothetical account at the end of the period.

P =
     A hypothetical initial payment of $1,000.

N =
     The number of years in the period.

Other Performance Data

PFL may from time to time also disclose average annual total returns in a non-standard format in conjunction with the standard format described above. The non-standard format will be identical to the standard format except that the surrender charge percentage will be assumed to be 0%.

PFL may from time to time also disclose cumulative total returns in conjunction with the standard format described above. The cumulative returns will be calculated using the following formula assuming that the surrender charge percentage will be 0%.

                               CTR = (ERV/P) - 1

Where:

CTR =
     The cumulative total return net of subaccount recurring charges for the period.

ERV =
     The ending redeemable value of the hypothetical investment at the end of the period.

P =
     A hypothetical initial payment of $1,000.

All non-standardized performance data will only be advertised if the standardized performance data is also disclosed.

Adjusted Historical Performance Data

From time to time, sales literature or advertisements may quote average annual total returns for periods prior to the date the separate account commenced operations. Such performance information for the subaccounts will be calculated based on the performance of the various portfolios and the assumption that the subaccounts were in existence for the same periods as those indicated for the portfolios, with the level of policy charges that are currently in effect.

                               PUBLISHED RATINGS

PFL may from time to time publish in advertisements, sales literature and reports to owners, the ratings and other information assigned to it by one or more independent rating organizations such as A.M. Best Company, Standard & Poor's Insurance Ratings Services, Moody's Investors Service and Duff & Phelps Credit Rating Co. The purpose of the ratings is to reflect the financial strength and/or claims-paying ability of PFL and they should not be considered as bearing on the investment performance of assets held in the separate account or of the safety or riskiness of an investment in the separate account. Each year the A.M. Best Company reviews the financial status of thousands of insurers, culminating in the assignment of Best's ratings. These ratings reflect their current opinion of the relative financial strength and operating performance of an insurance company in comparison to the norms of the life/health insurance industry. In addition, the claims-paying ability of PFL as measured by Standard & Poor's Insurance Ratings Services, Moody's Investors Service or Duff & Phelps Credit Rating Co. may be referred to in advertisements or sales literature or in reports to owners. These ratings are opinions of an operating insurance company's financial capacity to meet the obligations of its insurance policies in accordance with their terms. Claims-paying ability ratings do not refer to an insurer's ability to meet non-policy obligations such as debt or commercial paper obligations.

                            STATE REGULATION OF PFL

PFL is subject to the laws of Iowa governing insurance companies and to regulation by the Iowa Division of Insurance. An annual statement in a prescribed form is filed with the Division of Insurance each year covering the operation of PFL for the preceding year and its financial condition as of the end of such year. Regulation by the Division of Insurance includes periodic examination to determine PFL's contract liabilities and reserves so that the Division may determine the items are correct. PFL's books and accounts are subject to review by the Division of Insurance at all times and a full examination of its operations is conducted periodically by the National Association of Insurance Commissioners. In addition, PFL is subject to regulation under the insurance laws of other jurisdictions in which it may operate.

                                 ADMINISTRATION

PFL performs administrative services for the policies. These services include issuance of the policies, maintenance of records concerning the policies, and certain valuation services.

                              RECORDS AND REPORTS

All records and accounts relating to the separate account will be maintained by PFL. As presently required by the 1940 Act and regulations promulgated thereunder, PFL will mail to all owners at their last known address of record, at least annually, reports containing such information as may be required under that Act or by any other applicable law or regulation. Owners will also receive confirmation of each financial transaction and any other reports required by law or regulation.

                          DISTRIBUTION OF THE POLICIES

The policies are offered to the public through brokers licensed under the federal securities laws and state insurance laws. The offering of the policies is continuous and PFL does not anticipate discontinuing the offering of the policies, however, PFL reserves the right to do so.

AFSG Securities Corporation, an affiliate of PFL, is the principal underwriter of the policies and may enter into agreements with broker-dealers for the distribution of the policies. During 1999, 1998, and 1997 the amount paid to AFSG Securities Corporation, AEGON USA Securities, Inc. and/or the broker-dealers for their services related to Retirement Income Builder II Variable Annuity policies was $9,517,500.00, $6,793,427.04 and $2,337,939.76, respectively. No fees had been paid to any broker-dealers for their services prior to 1997. Prior to April 30, 1998, AEGON USA Securities, Inc. (also an affiliate of PFL) was the principal underwriter.

                               VOTING RIGHTS

To the extent required by law, PFL will vote the underlying funds' shares held by the mutual fund account at regular and special shareholder meetings of the underlying funds in accordance with instructions received from persons having voting interests in the portfolios, although none of the underlying funds hold regular annual shareholder meetings. If, however, the 1940 Act or any regulation thereunder should be amended or if the present interpretation thereof should change, and as a result PFL determines that it is permitted to vote the underlying funds shares in its own right, it may elect to do so.

Before the annuity commencement date, you hold the voting interest in the selected portfolios. The number of votes that you have the right to instruct will be calculated separately for each subaccount. The number of votes that you have the right to instruct for a particular subaccount will be determined by dividing your policy value in the subaccount by the net asset value per share of the corresponding portfolio in which the subaccount invests. Fractional shares will be counted.

After the annuity commencement date, the person receiving annuity payments has the voting interest, and the number of votes decreases as annuity payments are made and as the reserves for the policy decrease. The person's number of votes will be determined by dividing the reserve for the policy allocated to the applicable subaccount by the net asset value per share of the corresponding portfolio. Fractional shares will be counted.

The number of votes that you or the person receiving income payments has the right to instruct will be determined as of the date established by the underlying fund for determining shareholders eligible to vote at the meeting of the underlying fund. PFL will solicit voting instructions by sending you, or other persons entitled to vote, written requests for instructions prior to that meeting in accordance with procedures established by the underlying fund. Portfolio shares as to which no timely instructions are received and shares held by PFL in which you, or other persons entitled to vote, have no beneficial interest will be voted in proportion to the voting instructions that are received with respect to all policies participating in the same subaccount.

Each person having a voting interest in a subaccount will receive proxy material, reports, and other materials relating to the appropriate portfolio.

                                 OTHER PRODUCTS

PFL makes other variable annuity policies available that may also be funded through the separate account. These variable annuity policies may have different features, such as different investment choices or charges.

                               CUSTODY OF ASSETS

PFL holds assets of each of the subaccounts of the separate account. The assets of each of the subaccounts of the separate account are segregated and held separate and apart from the assets of the other subaccounts and from PFL's general account assets. PFL maintains records of all purchases and redemptions of shares of the underlying funds held by each of the subaccounts. Additional protection for the assets of the separate account is afforded by PFL's fidelity bond, presently in the amount of $5,000,000, covering the acts of officers and employees of PFL.

                                 LEGAL MATTERS

Sutherland Asbill & Brennan LLP, of Washington D.C. has provided legal advice to PFL relating to certain matters under the federal securities laws applicable to the issue and sale of the policies.

                              INDEPENDENT AUDITORS

The statutory-basis financial statements and schedules of PFL as of December 31, 1999 and 1998, and for each of the three years in the period ended December 31, 1999, and the financial statements of certain subaccounts of the PFL Retirement Builder Variable Annuity Account, which are available for investment by the Flexible Premium Individual Deferred Variable Annuity (now known as the Retirement Income Builder II Variable Annuity) contract owners as of December 31, 1999 and for each of the two years in the period then ended, included in this SAI have been audited by Ernst & Young LLP, Independent Auditors, Suite 3400, 801 Grand Avenue, Des Moines, Iowa 50309.

                               OTHER INFORMATION

A registration statement has been filed with the SEC, under the Securities Act of 1933 as amended, with respect to the policies discussed in this SAI. Not all of the information set forth in the registration statement, amendments and exhibits thereto has been included in the prospectus or this SAI. Statements contained in the prospectus and this SAI concerning the content of the policies and other legal instruments are intended to be summaries. For a complete statement of the terms of these documents, reference should be made to the instruments filed with the SEC.

                              FINANCIAL STATEMENTS

The values of the interest of owners in the separate account will be affected solely by the investment results of the selected subaccount(s). Financial statements of certain subaccounts of the PFL Retirement Builder Variable Annuity Account which are available for investment by PFL Retirement Income Builder contract owners are contained herein. The financial statements of PFL, which are included in this SAI, should be considered only as bearing on the ability of PFL to meet its obligations under the policies. They should not be considered as bearing on the investment performance of the assets held in the separate account.

                     Financial Statements--Statutory Basis

                           PFL Life Insurance Company

                  Years ended December 31, 1999, 1998 and 1997
                      with Report of Independent Auditors

                           PFL Life Insurance Company

                     Financial Statements--Statutory Basis

                  Years ended December 31, 1999, 1998 and 1997

                                    Contents

Report of Independent Auditors..............................................   1
Audited Financial Statements
  Balance Sheets--Statutory Basis...........................................   3
  Statements of Operations--Statutory Basis.................................   5
  Statements of Changes in Capital and Surplus--Statutory Basis.............   6
  Statements of Cash Flows--Statutory Basis.................................   7
  Notes to Financial Statements--Statutory Basis............................   9
Statutory-Basis Financial Statement Schedules
  Summary of Investments--Other Than Investments in Related Parties.........  28
  Supplementary Insurance Information.......................................  29
  Reinsurance...............................................................  31

                [LETTERHEAD OF ERNST & YOUNG LLP APPEARS HERE]

                        Report of Independent Auditors

The Board of Directors
PFL Life Insurance Company

We have audited the accompanying statutory-basis balance sheets of PFL Life Insurance Company, an indirect wholly-owned subsidiary of AEGON N.V., as of December 31, 1999 and 1998, and the related statutory-basis statements of operations, changes in capital and surplus, and cash flows for each of the three years in the period ended December 31, 1999. Our audits also included the accompanying statutory-basis financial statement schedules required by
Article 7 of Regulation S-X. These financial statements and schedules are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements and schedules based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

As described in Note 1 to the financial statements, the Company presents its financial statements in conformity with accounting practices prescribed or permitted by the Insurance Division, Department of Commerce, of the State of Iowa, which practices differ from accounting principles generally accepted in the United States. The variances between such practices and accounting principles generally accepted in the United States also are described in Note
1. The effects on the financial statements of these variances are not reasonably determinable but are presumed to be material.

In our opinion, because of the effect of the matter described in the preceding paragraph, the financial statements referred to above do not present fairly, in conformity with accounting principles generally accepted in the United States, the financial position of PFL Life Insurance Company at December 31, 1999 and 1998, or the results of its operations or its cash flows for each of the three years in the period ended December 31, 1999.

However, in our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of PFL Life Insurance Company at December 31, 1999 and 1998, and the results of its operations and its cash flows for each of the three years in the period ended December 31, 1999, in conformity with accounting practices prescribed or permitted by the Insurance Division, Department of Commerce, of the State of Iowa. Also, in our opinion, the related financial statement schedules, when considered in relation to the basic statutory-basis financial statements taken as a whole, present fairly in all material respects the information set forth therein.

                                          /s/ Ernst & Young LLP

Des Moines, Iowa
February 18, 2000

                           PFL Life Insurance Company

                        Balance Sheets--Statutory Basis
                (Dollars in thousands, except per share amounts)

                                                              December 31
                                                            1999        1998
                                                         ----------- ----------
Admitted Assets
Cash and invested assets:
 Cash and short-term investments........................ $    53,695 $   83,289
 Bonds..................................................   4,892,156  4,822,442
 Stocks:
   Preferred............................................      17,074     14,754
   Common (cost: 1999--$61,813; 1998--$34,731)..........      71,658     49,448
   Affiliated entities (cost: 1999--$10,318; 1998--
    $8,060).............................................       6,764      5,613
 Mortgage loans on real estate..........................   1,339,202  1,012,433
 Real estate, at cost less accumulated depreciation
  ($10,891 in 1999; $9,500 in 1998):
   Home office properties...............................       7,829      8,056
   Properties acquired in satisfaction of debt..........      16,336     11,778
   Investment properties................................      33,707     44,325
 Policy loans...........................................      59,871     60,058
 Other invested assets..................................     123,722     76,482
                                                         ----------- ----------
     Total cash and invested assets.....................   6,622,014  6,188,678
Premiums deferred and uncollected.......................      14,656     15,318
Accrued investment income...............................      65,364     65,308
Receivable from affiliate...............................         --         643
Federal income taxes recoverable........................       1,335        639
Transfers from separate accounts due or accrued.........      92,309     70,866
Other assets............................................      30,119     29,511
Separate account assets.................................   4,905,374  3,348,611
                                                         ----------- ----------
Total admitted assets................................... $11,731,171 $9,719,574
                                                         =========== ==========

                           PFL Life Insurance Company

                        Balance Sheets--Statutory Basis
                (Dollars in thousands, except per share amounts)

                                                              December 31
                                                            1999        1998
                                                         ----------- ----------
Liabilities and Capital and Surplus
Liabilities:
 Aggregate reserves for policies and contracts:
   Life................................................. $ 1,552,781 $1,357,175
   Annuity..............................................   4,036,751  3,925,293
   Accident and health..................................     254,571    205,736
 Policy and contract claim reserves:
   Life.................................................       8,681      9,101
   Accident and health..................................      37,466     48,906
 Other policyholders' funds.............................     172,774    162,266
 Remittances and items not allocated....................      33,020     19,690
 Asset valuation reserve................................     103,193     91,588
 Interest maintenance reserve...........................      36,120     50,575
 Short-term notes payable to affiliates.................     144,500      9,421
 Other liabilities......................................      70,717     76,766
 Payable for securities.................................      15,136     57,645
 Payable to affiliates..................................      11,517        --
 Separate account liabilities...........................   4,899,289  3,342,884
                                                         ----------- ----------
Total liabilities.......................................  11,376,516  9,357,046
Commitments and contingencies (Note 10)
Capital and surplus:
 Common stock, $10 par value, 500,000 shares autho-
  rized, 266,000 issued and outstanding.................       2,660      2,660
 Paid-in surplus........................................     154,282    154,282
 Unassigned surplus.....................................     197,713    205,586
                                                         ----------- ----------
Total capital and surplus...............................     354,655    362,528
                                                         ----------- ----------
Total liabilities and capital and surplus............... $11,731,171 $9,719,574
                                                         =========== ==========

See accompanying notes.

                           PFL Life Insurance Company

                   Statements of Operations--Statutory Basis
                             (Dollars in thousands)

                                                  Year ended December 31
                                                1999       1998        1997
                                             ---------- ----------  ----------
Revenues:
  Premiums and other considerations, net of
   reinsurance:
    Life.................................... $  227,510 $  516,111  $  202,435
    Annuity.................................  1,413,049    667,920     657,695
    Accident and health.....................    160,570    178,593     207,982
  Net investment income.....................    437,549    446,984     446,424
  Amortization of interest maintenance re-
   serve....................................      7,588      8,656       3,645
  Commissions and expense allowances on
   reinsurance ceded........................     24,741     32,781      49,859
  Separate account fee income...............     49,826     37,137         --
                                             ---------- ----------  ----------
                                              2,320,833  1,888,182   1,568,040
Benefits and expenses:
  Benefits paid or provided for:
    Life and accident and health benefits...    115,621    135,184     146,583
    Surrender benefits......................  1,046,611    732,796     658,071
    Other benefits..........................    169,479    152,209     126,495
    Increase (decrease) in aggregate
     reserves for policies and contracts:
    Life....................................    195,606    473,158     149,575
    Annuity.................................    111,427   (278,665)   (203,139)
    Accident and health.....................     48,835     36,407      30,059
    Other...................................     10,480     17,550      16,998
                                             ---------- ----------  ----------
                                              1,698,059  1,268,639     924,642
Insurance expenses:
  Commissions...............................    167,146    136,569     157,300
  General insurance expenses................     54,191     48,018      57,571
  Taxes, licenses and fees..................     12,382     19,166       8,715
  Net transfers to separate accounts........    309,307    302,839     297,480
  Other expenses............................        229      1,016         119
                                             ---------- ----------  ----------
                                                543,255    507,608     521,185
                                             ---------- ----------  ----------
                                              2,241,314  1,776,247   1,445,827
                                             ---------- ----------  ----------
Gain from operations before federal income
 tax expense and net realized capital gains
 on investments.............................     79,519    111,935     122,213
Federal income tax expense..................     25,316     49,835      43,381
                                             ---------- ----------  ----------
Gain from operations before net realized
 capital gains on investments...............     54,203     62,100      78,832
Net realized capital gains on investments
 (net of related federal income taxes and
 amounts transferred to interest maintenance
 reserve)...................................      6,365      3,398       7,159
                                             ---------- ----------  ----------
Net income.................................. $   60,568 $   65,498  $   85,991
                                             ========== ==========  ==========

See accompanying notes.

                           PFL Life Insurance Company

         Statements of Changes in Capital and Surplus--Statutory Basis
                             (Dollars in thousands)

                                                                       Total
                                                                      Capital
                                           Common Paid-in  Unassigned   and
                                           Stock  Surplus   Surplus   Surplus
                                           ------ -------- ---------- --------
Balance at January 1, 1997                 $2,660 $154,129  $261,558  $418,347
  Capital contribution....................    --       153       --        153
  Net income..............................    --       --     85,991    85,991
  Change in net unrealized capital gains..    --       --      3,592     3,592
  Change in non-admitted assets...........    --       --       (481)     (481)
  Change in asset valuation reserve.......    --       --    (14,974)  (14,974)
  Dividend to stockholder.................    --       --    (62,000)  (62,000)
  Surplus effect of sale of a division....    --       --       (161)     (161)
  Surplus effect of ceding commissions
   associated with the sale of a
   division...............................    --       --          5         5
  Amendment of reinsurance agreement......    --       --        389       389
  Surplus effect of reinsurance
   agreement..............................    --       --        402       402
  Change in liability for reinsurance in
   unauthorized companies.................    --       --     (1,901)   (1,901)
                                           ------ --------  --------  --------
Balance at December 31, 1997                2,660  154,282   272,420   429,362
  Net income..............................    --       --     65,498    65,498
  Change in net unrealized capital gains..    --       --      4,504     4,504
  Change in non-admitted assets...........    --       --       (260)     (260)
  Change in asset valuation reserve.......    --       --    (21,763)  (21,763)
  Dividend to stockholder.................    --       --   (120,000) (120,000)
  Increase in liability for reinsurance in
   unauthorized companies.................    --       --      2,036     2,036
  Tax benefit on stock options exercised..    --       --      2,476     2,476
  Change in surplus in separate accounts..    --       --        675       675
                                           ------ --------  --------  --------
Balance at December 31, 1998                2,660  154,282   205,586   362,528
  Net income..............................    --       --     60,568    60,568
  Change in net unrealized capital gains..    --       --    (20,217)  (20,217)
  Change in non-admitted assets...........    --       --       (980)     (980)
  Change in asset valuation reserve.......    --       --    (11,605)  (11,605)
  Dividend to stockholder.................    --       --    (40,000)  (40,000)
  Tax benefit on stock options exercised..    --       --      1,305     1,305
  Change in surplus in separate accounts..    --       --        245       245
  Settlement of prior period tax returns
   and other tax-related adjustments......    --       --      2,811     2,811
                                           ------ --------  --------  --------
Balance at December 31, 1999.............. $2,660 $154,282  $197,713  $354,655
                                           ====== ========  ========  ========

See accompanying notes.

                           PFL Life Insurance Company

                   Statements of Cash Flows--Statutory Basis
                             (Dollars in thousands)

                                               Year ended December 31
                                            1999         1998         1997
                                         -----------  -----------  -----------
Operating activities
Premiums and other considerations, net
 of reinsurance......................... $ 1,830,365  $ 1,396,428  $ 1,119,936
Net investment income...................     441,737      469,246      452,091
Life and accident and health claims.....    (124,178)    (138,249)    (154,383)
Surrender benefits and other fund
 withdrawals............................  (1,046,611)    (732,796)    (658,071)
Other benefits to policyholders.........    (169,476)    (152,167)    (126,462)
Commissions, other expenses and other
 taxes..................................    (238,192)    (197,135)    (225,042)
Net transfers to separate accounts......    (280,923)    (276,375)    (319,146)
Federal income taxes....................     (24,709)     (72,176)     (47,909)
Cash paid in conjunction with an
 amendment of a reinsurance agreement...         --           --        (4,826)
Cash received in connection with a
 reinsurance agreement..................         --           --         1,477
Other, net..............................     (23,047)     (93,095)      89,693
                                         -----------  -----------  -----------
Net cash provided by operating
 activities.............................     364,966      203,681      127,358
Investing activities
Proceeds from investments sold, matured
 or repaid:
  Bonds and preferred stocks............   3,283,038    3,347,174    3,284,095
  Common stocks.........................      60,293       34,564       34,004
  Mortgage loans on real estate.........     158,739      192,210      138,162
  Real estate...........................      13,367        5,624        6,897
  Policy loans..........................         186          --           --
  Cash received from ceding commissions
   associated with the sale of a
   division.............................         --           --             8
  Other.................................       6,133        7,210       57,683
                                         -----------  -----------  -----------
                                           3,521,756    3,586,782    3,520,849
Cost of investments acquired:
  Bonds and preferred stocks............  (3,398,158)  (3,251,822)  (3,411,442)
  Common stocks.........................     (76,200)     (36,379)     (37,339)
  Mortgage loans on real estate.........    (480,750)    (257,039)    (159,577)
  Real estate...........................      (7,568)     (11,458)      (2,013)
  Policy loans..........................         --        (2,922)      (2,922)
  Cash paid in association with the sale
   of a division........................         --           --          (591)
  Other.................................     (48,719)     (44,514)     (15,674)
                                         -----------  -----------  -----------
                                          (4,011,395)  (3,604,134)  (3,629,558)
                                         -----------  -----------  -----------
Net cash used in investing activities...    (489,639)     (17,352)    (108,709)

                           PFL Life Insurance Company

                   Statements of Cash Flows--Statutory Basis
                             (Dollars in thousands)

                                                   Year ended December 31
                                                    1999      1998     1997
                                                  --------  --------  -------
Financing activities
Issuance (repayment) of short-term intercompany
 notes payable................................... $135,079  $ (6,979) $16,400
Capital contribution.............................      --        --       153
Dividends to stockholder.........................  (40,000) (120,000) (62,000)
                                                  --------  --------  -------
Net cash provided by (used in) financing
 activities......................................   95,079  (126,979) (45,447)
                                                  --------  --------  -------
Increase (decrease) in cash and short-term
 investments.....................................  (29,594)   59,350  (26,798)
Cash and short-term investments at beginning of
 year............................................   83,289    23,939   50,737
                                                  --------  --------  -------
Cash and short-term investments at end of year... $ 53,695  $ 83,289  $23,939
                                                  ========  ========  =======

See accompanying notes.

                          PFL Life Insurance Company

                Notes to Financial Statements--Statutory Basis

                            (Dollars in thousands)
                               December 31, 1999

1. Organization and Summary of Significant Accounting Policies

Organization

PFL Life Insurance Company ("the Company") is a stock life insurance company and is a wholly-owned subsidiary of First AUSA Life Insurance Company ("First AUSA"), which, in turn, is a wholly-owned subsidiary of AEGON USA, Inc. ("AEGON"). AEGON is an indirect wholly-owned subsidiary of AEGON N.V., a holding company organized under the laws of The Netherlands.

Nature of Business

The Company sells individual non-participating whole life, endowment and term contracts, as well as a broad line of single fixed and flexible premium annuity products. In addition, the Company offers group life, universal life, and individual and specialty health coverages. The Company is licensed in 49 states and the District of Columbia and Guam. Sales of the Company's products are primarily through the Company's agents and financial institutions.

Basis of Presentation

The preparation of financial statements of insurance companies requires management to make estimates and assumptions that affect amounts reported in the financial statements and accompanying notes. Actual results could differ from those estimates.

Significant estimates and assumptions are utilized in the calculation of aggregate policy reserves, policy and contract claim reserves, guaranty fund assessment accruals and valuation allowances on investments. It is reasonably possible that actual experience could differ from the estimates and assumptions utilized which could have a material impact on the financial statements.

The accompanying financial statements have been prepared on the basis of accounting practices prescribed or permitted by the Insurance Division, Department of Commerce, of the State of Iowa ("Insurance Department"), which practices differ in some respects from generally accepted accounting principles. The more significant of these differences are as follows: (a) bonds are generally reported at amortized cost rather than segregating the portfolio into held-to-maturity (reported at amortized cost), available-for-sale (reported at fair value), and trading (reported at fair value) classifications; (b) acquisition costs of acquiring new business are charged to current operations as incurred rather than deferred and amortized over the life of the policies; (c) policy reserves on traditional life products

                          PFL Life Insurance Company

                            (Dollars in thousands)


1. Organization and Summary of Significant Accounting Policies (continued)

are based on statutory mortality rates and interest which may differ from reserves based on reasonable assumptions of expected mortality, interest, and withdrawals which include a provision for possible unfavorable deviation from such assumptions; (d) policy reserves on certain investment products use discounting methodologies based on statutory interest rates rather than full account values; (e) reinsurance amounts are netted against the corresponding asset or liability rather than shown as gross amounts on the balance sheet;
(f) deferred income taxes are not provided for the difference between the financial statement and income tax bases of assets and liabilities; (g) net realized gains or losses attributed to changes in the level of interest rates in the market are deferred and amortized over the remaining life of the bond or mortgage loan, rather than recognized as gains or losses in the statement of operations when the sale is completed; (h) potential declines in the estimated realizable value of investments are provided for through the establishment of a formula-determined statutory investment reserve (reported as a liability), changes to which are charged directly to surplus, rather than through recognition in the statement of operations for declines in value, when such declines are judged to be other than temporary; (i) certain assets designated as "non-admitted assets" have been charged to surplus rather than being reported as assets; (j) revenues for universal life and investment products consist of premiums received rather than policy charges for the cost of insurance, policy administration charges, amortization of policy initiation fees and surrender charges assessed; (k) pension expense is recorded as amounts are paid; (l) stock options settled in cash are recorded as expense of the Company's indirect parent rather than charged to current operations; (m) adjustments to federal income taxes of prior years are charged or credited directly to unassigned surplus, rather than reported as a component of expense in the statement of operations; (n) gains or losses on dispositions of business are charged or credited directly to unassigned surplus rather than being reported in the statement of operations; and (o) a liability is established for "unauthorized reinsurers" and changes in this liability are charged or credited directly to unassigned surplus. The effects of these variances have not been determined by the Company but are presumed to be material.

In 1998, the National Association of Insurance Commissioners ("NAIC") adopted codified statutory accounting principles ("Codification") effective January 1, 2001. Codification will likely change, to some extent, prescribed statutory accounting practices and may result in changes to the accounting practices that the Company uses to prepare its statutory-basis financial statements. Codification will require adoption by the various states before it becomes the prescribed statutory basis of accounting for insurance companies domesticated within those states. Accordingly, before Codification becomes effective for the Company, the State of Iowa must adopt Codification as the prescribed basis of accounting on which domestic insurers must report their statutory-basis results to the Insurance Department. At this time, it is anticipated that the State of Iowa will adopt Codification. However, based on current guidance, management believes that the impact of Codification will not be material to the Company's statutory-basis financial statements.

                          PFL Life Insurance Company

                            (Dollars in thousands)

1. Organization and Summary of Significant Accounting Policies (continued)

Cash and Short-Term Investments

For purposes of the statements of cash flows, the Company considers all highly liquid investments with remaining maturity of one year or less when purchased to be short-term investments.

Investments

Investments in bonds (except those to which the Securities Valuation Office of the NAIC has ascribed a value), mortgage loans on real estate and short-term investments are reported at cost adjusted for amortization of premiums and accrual of discounts. Amortization is computed using methods which result in a level yield over the expected life of the investment. The Company reviews its prepayment assumptions on mortgage and other asset-backed securities at regular intervals and adjusts amortization rates retrospectively when such assumptions are changed due to experience and/or expected future patterns. Investments in preferred stocks in good standing are reported at cost. Investments in preferred stocks not in good standing are reported at the lower of cost or market. Common stocks of unaffiliated and affiliated companies, which includes shares of mutual funds and real estate investment trusts, are carried at market value. Real estate is reported at cost less allowances for depreciation. Depreciation is computed principally by the straight-line method. Policy loans are reported at unpaid principal. Other invested assets consist principally of investments in various joint ventures and are recorded at equity in underlying net assets. Other "admitted assets" are valued, principally at cost, as required or permitted by Iowa Insurance Laws.

Net realized capital gains and losses are determined on the basis of specific identification and are recorded net of related federal income taxes. The Asset Valuation Reserve ("AVR") is established by the Company to provide for potential losses in the event of default by issuers of certain invested assets. These amounts are determined using a formula prescribed by the NAIC and are reported as a liability. The formula for the AVR provides for a corresponding adjustment for realized gains and losses. Under a formula prescribed by the NAIC, the Company defers, in the Interest Maintenance Reserve ("IMR"), the portion of realized gains and losses on sales of fixed income investments, principally bonds and mortgage loans, attributable to changes in the general level of interest rates and amortizes those deferrals over the remaining period to maturity of the security.

Interest income is recognized on an accrual basis. The Company does not accrue income on bonds in default, mortgage loans on real estate in default and/or foreclosure or which are delinquent more than twelve months, or on real estate where rent is in arrears for more than three months. Further, income is not accrued when collection is uncertain. During 1999, 1998 and 1997, the Company excluded investment income due and accrued of $530, $102 and $177, respectively, with respect to such practices.

                          PFL Life Insurance Company

                            (Dollars in thousands)

1. Organization and Summary of Significant Accounting Policies (continued)

The Company uses interest rate swaps and caps as part of its overall interest rate risk management strategy for certain life insurance and annuity products. The Company entered into several interest rate swap contracts to modify the interest rate characteristics of the underlying liabilities. The net interest effect of such swap transactions is reported as an adjustment of interest income from the hedged items as incurred.

The Company has entered into an interest rate cap agreement to hedge the exposure of changing interest rates. The cash flows from the interest rate cap will help offset losses that might occur from changes in interest rates. The cost of such agreement is included in interest expense ratably during the life of the agreement. Income received as a result of the cap agreement will be recognized in investment income as earned. Unamortized cost of the agreement is included in other invested assets.

Aggregate Policy Reserves

Life, annuity and accident and health benefit reserves are developed by actuarial methods and are determined based on published tables based on statutorily specified interest rates and valuation methods that will provide, in the aggregate, reserves that are greater than or equal to the minimum required by law.

The aggregate policy reserves for life insurance policies are based principally upon the 1941, 1958 and 1980 Commissioners' Standard Ordinary Mortality and American Experience Mortality Tables. The reserves are calculated using interest rates ranging from 2.00 to 6.00 percent and are computed principally on the Net Level Premium Valuation and the Commissioners' Reserve Valuation Methods. Reserves for universal life policies are based on account balances adjusted for the Commissioners' Reserve Valuation Method.

Deferred annuity reserves are calculated according to the Commissioners' Annuity Reserve Valuation Method including excess interest reserves to cover situations where the future interest guarantees plus the decrease in surrender charges are in excess of the maximum valuation rates of interest. Reserves for immediate annuities and supplementary contracts with life contingencies are equal to the present value of future payments assuming interest rates ranging from 2.50 to 11.25 percent and mortality rates, where appropriate, from a variety of tables.

Accident and health policy reserves are equal to the greater of the gross unearned premiums or any required midterminal reserves plus net unearned premiums and the present value of amounts not yet due on both reported and unreported claims.

                          PFL Life Insurance Company

                            (Dollars in thousands)

1. Organization and Summary of Significant Accounting Policies (continued)

Policy and Contract Claim Reserves

Claim reserves represent the estimated accrued liability for claims reported to the Company and claims incurred but not yet reported through the statement date. These reserves are estimated using either individual case-basis valuations or statistical analysis techniques. These estimates are subject to the effects of trends in claim severity and frequency. The estimates are continually reviewed and adjusted as necessary as experience develops or new information becomes available.

Separate Accounts

Assets held in trust for purchases of variable annuity contracts and the Company's corresponding obligation to the contract owners are shown separately in the balance sheets. The assets in the separate accounts are valued at market. Income and gains and losses with respect to the assets in the separate accounts accrue to the benefit of the contract owners and, accordingly, the operations of the separate accounts are not included in the accompanying financial statements. The separate accounts do not have any minimum guarantees and the investment risks associated with market value changes are borne entirely by the contract owners. The Company received variable contract premiums of $486,282, $345,319 and $281,095 in 1999, 1998 and 1997,
respectively. All variable account contracts are subject to discretionary withdrawal by the contract owner at the market value of the underlying assets less the current surrender charge.

Stock Option Plan

AEGON N.V. sponsors a stock option plan for eligible employees of the Company. Under this plan, certain employees have indicated a preference to immediately sell shares received as a result of their exercise of the stock options; in these situations, AEGON N.V. has settled such options in cash rather than issuing stock to these employees. These cash settlements are paid by the Company, and AEGON N.V. subsequently reimburses the Company for such payments. Under statutory accounting principles, the Company does not record any expense related to this plan, as the expense is recognized by AEGON N.V. However, the Company is allowed to record a deduction in the consolidated tax return filed by the Company and certain affiliates. The tax benefit of this deduction has been credited directly to surplus.

Reclassifications

Certain reclassifications have been made to the 1998 and 1997 financial statements to conform to the 1999 presentation.

                          PFL Life Insurance Company

                            (Dollars in thousands)


2. Fair Values of Financial Instruments

Statement of Financial Accounting Standard ("SFAS") No. 107, Disclosures about Fair Value of Financial Instruments, requires disclosure of fair value information about financial instruments, whether or not recognized in the statutory-basis balance sheet, for which it is practicable to estimate that value. SFAS No. 119, Disclosures about Derivative Financial Instruments and Fair Value of Financial Instruments, requires additional disclosure about derivatives. In cases where quoted market prices are not available, fair values are based on estimates using present value or other valuation techniques. Those techniques are significantly affected by the assumptions used, including the discount rate and estimates of future cash flows. In that regard, the derived fair value estimates cannot be substantiated by comparisons to independent markets and, in many cases, could not be realized in immediate settlement of the instrument. SFAS No. 107 and No. 119 exclude certain financial instruments and all nonfinancial instruments from their disclosure requirements and allow companies to forego the disclosures when those estimates can only be made at excessive cost. Accordingly, the aggregate fair value amounts presented do not represent the underlying value of the Company.

The following methods and assumptions were used by the Company in estimating its fair value disclosures for financial instruments:

  Cash and short-term investments: The carrying amounts reported in the balance sheet for these instruments approximate their fair values.

  Investment securities: Fair values for fixed maturity securities (including redeemable preferred stocks) are based on quoted market prices, where available. For fixed maturity securities not actively traded, fair values are estimated using values obtained from independent pricing services or, in the case of private placements, are estimated by discounting expected future cash flows using a current market rate applicable to the yield, credit quality, and maturity of the investments. The fair values for equity securities, including affiliated mutual funds and real estate investment trusts, are based on quoted market prices.

  Mortgage loans and policy loans: The fair values for mortgage loans are estimated utilizing discounted cash flow analyses, using interest rates reflective of current market conditions and the risk characteristics of the loans. The fair value of policy loans is assumed to equal their carrying amount.

  Investment contracts: Fair values for the Company's liabilities under investment-type insurance contracts are estimated using discounted cash flow calculations, based on interest rates currently being offered for similar contracts with maturities consistent with those remaining for the contracts being valued.

                          PFL Life Insurance Company

                            (Dollars in thousands)


2. Fair Values of Financial Instruments (continued)

  Interest rate cap and interest rate swaps: Estimated fair value of the interest rate cap is based upon the latest quoted market price. Estimated fair value of interest rate swaps are based upon the pricing differential for similar swap agreements.

  Short-term notes payable to affiliates: The fair values for short-term notes payable to affiliates are assumed to equal their carrying amount.

Fair values for the Company's insurance contracts other than investment contracts are not required to be disclosed. However, the fair values of liabilities under all insurance contracts are taken into consideration in the Company's overall management of interest rate risk, which minimizes exposure to changing interest rates through the matching of investment maturities with amounts due under insurance contracts.

The following sets forth a comparison of the fair values and carrying amounts of the Company's financial instruments subject to the provisions of SFAS No. 107 and No. 119:

                                                   December 31
                                           1999                  1998
                                   --------------------- ---------------------
                                    Carrying     Fair     Carrying     Fair
                                     Amount     Value      Amount     Value
                                   ---------- ---------- ---------- ----------
Admitted assets
Cash and short-term investments... $   53,695 $   53,695 $   83,289 $   83,289
Bonds.............................  4,892,156  4,757,325  4,822,442  4,900,516
Preferred stocks..................     17,074     15,437     14,754     14,738
Common stocks.....................     71,658     71,658     49,448     49,448
Affiliated common stock...........      6,764      6,764      5,613      5,613
Mortgage loans on real estate.....  1,339,202  1,299,160  1,012,433  1,089,315
Policy loans......................     59,871     59,871     60,058     60,058
Interest rate cap.................      4,959      1,784      4,445        725
Interest rate swaps...............      8,134     10,609      1,916      6,667
Separate account assets...........  4,905,374  4,905,374  3,348,611  3,348,611
Liabilities
Investment contract liabilities...  4,207,369  4,059,842  4,084,683  4,017,509
Separate account liabilities......  4,377,676  4,212,615  3,271,005  3,213,251
Short-term notes payable to
 affiliates.......................    144,500    144,500      9,421      9,421

                          PFL Life Insurance Company

                            (Dollars in thousands)


3. Investments

The carrying amounts and estimated fair values of investments in debt securities were as follows:

                                                 Gross      Gross    Estimated
                                     Carrying  Unrealized Unrealized    Fair
                                      Amount     Gains      Losses     Value
                                    ---------- ---------- ---------- ----------
December 31, 1999
Bonds:
  United States Government and
   agencies........................ $  141,390  $    142   $  4,520  $  137,012
  State, municipal and other
   government......................    137,745     5,168      1,627     141,286
  Public utilities.................    219,791     1,148      6,777     214,162
  Industrial and miscellaneous.....  2,078,145    20,042     84,919   2,013,268
  Mortgage and other asset-backed
   securities......................  2,315,085    24,214     87,702   2,251,597
                                    ----------  --------   --------  ----------
                                     4,892,156    50,714    185,545   4,757,325
Preferred stocks...................     17,074         2      1,639      15,437
                                    ----------  --------   --------  ----------
                                    $4,909,230  $ 50,716   $187,184  $4,772,762
                                    ==========  ========   ========  ==========
December 31, 1998
Bonds:
  United States Government and
   agencies........................ $  150,085  $  2,841   $    321  $  152,605
  State, municipal and other
   government......................     62,948       918      1,651      62,215
  Public utilities.................    139,732     5,053      2,555     142,230
  Industrial and miscellaneous.....  2,068,086    78,141     34,493   2,111,734
  Mortgage and other asset-backed
   securities......................  2,401,591    45,185     15,044   2,431,732
                                    ----------  --------   --------  ----------
                                     4,822,442   132,138     54,064   4,900,516
Preferred stocks...................     14,754        75         91      14,738
                                    ----------  --------   --------  ----------
                                    $4,837,196  $132,213   $ 54,155  $4,915,254
                                    ==========  ========   ========  ==========

The carrying amounts and estimated fair values of bonds at December 31, 1999, by contractual maturity, are shown below. Expected maturities may differ from contractual maturities because borrowers may have the right to call or prepay obligations with or without call or prepayment penalties.

                                                           Carrying  Estimated
                                                            Amount   Fair Value
                                                          ---------- ----------
   Due in one year or less............................... $  194,654 $  192,453
   Due after one year through five years.................  1,151,170  1,121,353
   Due after five years through ten years................    908,926    873,402
   Due after ten years...................................    322,321    318,520
                                                          ---------- ----------
                                                           2,577,071  2,505,728
   Mortgage and other asset-backed securities............  2,315,085  2,251,597
                                                          ---------- ----------
                                                          $4,892,156 $4,757,325
                                                          ========== ==========

                          PFL Life Insurance Company

                            (Dollars in thousands)


3. Investments (continued)

A detail of net investment income is presented below:

                                                       Year ended December 31
                                                       1999     1998     1997
                                                     -------- -------- --------
Interest on bonds and preferred stock............... $347,639 $374,478 $373,496
Dividends on equity investments.....................      734    1,357    1,460
Interest on mortgage loans..........................   92,325   77,960   80,266
Rental income on real estate........................    7,322    6,553    7,501
Interest on policy loans............................    4,141    4,080    3,400
Other investment income.............................    7,978    2,576      613
                                                     -------- -------- --------
Gross investment income.............................  460,139  467,004  466,736
Less investment expenses............................   22,590   20,020   20,312
                                                     -------- -------- --------
Net investment income............................... $437,549 $446,984 $446,424
                                                     ======== ======== ========

Proceeds from sales and maturities of debt securities and related gross realized gains and losses were as follows:

                                                  Year ended December 31
                                                1999        1998        1997
                                             ----------  ----------  ----------
Proceeds.................................... $3,283,038  $3,347,174  $3,284,095
                                             ==========  ==========  ==========
Gross realized gains........................ $   21,171  $   48,760  $   30,094
Gross realized losses.......................    (32,259)     (8,072)    (17,265)
                                             ----------  ----------  ----------
Net realized gains (losses)................. $  (11,088) $   40,688  $   12,829
                                             ==========  ==========  ==========

At December 31, 1999, investments with an aggregate carrying value of $6,346,831 were on deposit with regulatory authorities or were restrictively held in bank custodial accounts for the benefit of such regulatory authorities as required by statute.

                          PFL Life Insurance Company

                            (Dollars in thousands)


3. Investments (continued)

Realized investment gains (losses) and changes in unrealized gains (losses) for investments are summarized below:

                                   Realized
                          ----------------------------
                            Year ended December 31
                            1999      1998      1997
                          --------  --------  --------
Debt securities.........  $(11,088) $ 40,688  $ 12,829
Equity securities.......    11,433      (879)    6,972
Mortgage loans on real
 estate.................     4,661    12,637     2,252
Real estate.............       900     3,176     4,252
Short-term investments..    (1,407)    1,533       (19)
Other invested assets...       534    (2,523)    1,632
                          --------  --------  --------
                             5,033    54,632    27,918
Tax effect..............    (5,535)  (22,290)  (10,572)
Transfer from (to)
 interest maintenance
 reserve................     6,867   (28,944)  (10,187)
                          --------  --------  --------
Net realized gains......  $  6,365  $  3,398  $  7,159
                          ========  ========  ========
                             Change in Unrealized
                          ----------------------------
                            Year ended December 31
                            1999      1998      1997
                          --------  --------  --------
Bonds...................  $(12,711) $   (836) $  2,498
Preferred stocks........    (2,753)      --        --
Common stocks...........    (3,980)    3,751     1,097
Mortgage loans..........      (147)     (150)      --
Other invested assets...      (626)    1,739        (3)
                          --------  --------  --------
Change in unrealized....  $(20,217) $  4,504  $  3,592
                          ========  ========  ========

Gross unrealized gains and gross unrealized losses on equity securities are as follows:

                                 December 31
                            1999      1998      1997
                          --------  --------  --------
Unrealized gains........  $ 11,369  $ 15,980  $ 10,356
Unrealized losses.......    (5,078)   (3,710)   (3,836)
                          --------  --------  --------
Net unrealized gains....  $  6,291  $ 12,270  $  6,520
                          ========  ========  ========

                          PFL Life Insurance Company

                            (Dollars in thousands)


3. Investments (continued)

During 1999, the Company issued mortgage loans with interest rates ranging from 6.42% to 8.67%. The maximum percentage of any one mortgage loan to the value of the underlying real estate at origination was 84%. Mortgage loans with a carrying value of $248 were non-income producing for the previous twelve months. Accrued interest of $95 related to these mortgage loans was excluded from investment income. The Company requires all mortgaged properties to carry fire insurance equal to the value of the underlying property.

At December 31, 1999 and 1998, the Company held a mortgage loan loss reserve in the asset valuation reserve of $15,173 and $16,104, respectively. The mortgage loan portfolio is diversified by geographic region and specific collateral property type as follows:

       Geographic Distribution


                         December 31
                         1999   1998
                         -----  -----
South Atlantic..........    27%    32%
Pacific.................    18     15
E. North Central........    17     16
Middle Atlantic.........    15     10
Mountain................     9     10
W. South Central........     6      6
W. North Central........     4      5
E. South Central........     3      3
New England.............     1      3

Property Type Distribution

                         December 31
                         1999   1998
                         -----  -----
Office..................    39%    30%
Retail..................    28     35
Industrial..............    18     21
Apartment...............    11     12
Other...................     4      2

At December 31, 1999, the Company had no investments (excluding U. S. Government guaranteed or insured issues) which individually represented more than ten percent of capital and surplus and the asset valuation reserve, collectively.

                          PFL Life Insurance Company

                            (Dollars in thousands)


3. Investments (continued)

The Company utilizes a variety of off-balance sheet financial instruments as part of its efforts to hedge and manage fluctuations in the market value of its investment portfolio attributable to changes in general interest rate levels and to manage duration mismatch of assets and liabilities. These instruments include interest rate swaps and caps. All involve elements of credit and market risks in excess of the amounts recognized in the accompanying financial statements at a given point in time. The contract or notional amounts of those instruments reflect the extent of involvement in the various types of financial instruments.

The Company's exposure to credit risk is the risk of loss from a counterparty failing to perform according to the terms of the contract. That exposure includes settlement risk (i.e., the risk that the counterparty defaults after the Company has delivered funds or securities under terms of the contract) that would result in an accounting loss and replacement cost risk (i.e., the cost to replace the contract at current market rates should the counterparty default prior to settlement date). Credit loss exposure resulting from nonperformance by a counterparty for commitments to extend credit is represented by the contractual amounts of the instruments.

At December 31, 1999 and 1998, the Company's outstanding financial instruments with on and off-balance sheet risks, shown in notional amounts, are summarized as follows:

                                                                Notional Amount
                                                                 1999     1998
                                                               -------- --------
Derivative securities:
  Interest rate swaps:
    Receive fixed--pay floating............................... $115,000 $100,000
    Receive floating--pay fixed...............................   64,017      --
    Receive floating (uncapped)--pay floating (capped)........   41,617   53,011
    Receive floating (LIBOR--pay floating (S&P)...............   60,000   60,000
  Interest rate cap agreements................................  500,000  500,000

4. Reinsurance

The Company reinsures portions of risk on certain insurance policies which exceed its established limits, thereby providing a greater diversification of risk and minimizing exposure on larger risks. The Company remains contingently liable with respect to any insurance ceded, and this would become an actual liability in the event that the assuming insurance company became unable to meet its obligation under the reinsurance treaty.

                          PFL Life Insurance Company

                            (Dollars in thousands)


4. Reinsurance (continued)

Reinsurance assumption and cession treaties are transacted primarily with affiliates. Premiums earned reflect the following reinsurance assumed and ceded amounts:

                                                  Year ended December 31
                                             ----------------------------------
                                                1999        1998        1997
                                             ----------  ----------  ----------
   Direct premiums.......................... $1,942,716  $1,533,822  $1,312,446
   Reinsurance assumed......................      2,723       2,366       2,038
   Reinsurance ceded........................   (144,310)   (173,564)   (246,372)
                                             ----------  ----------  ----------
   Net premiums earned...................... $1,801,129  $1,362,624  $1,068,112
                                             ==========  ==========  ==========

The Company received reinsurance recoveries in the amount of $139,138, $173,297 and $183,638 during 1999, 1998 and 1997, respectively. At December 31, 1999 and 1998, estimated amounts recoverable from reinsurers that have been deducted from policy and contract claim reserves totaled $35,511 and $47,956, respectively. The aggregate reserves for policies and contracts were reduced for reserve credits for reinsurance ceded at December 31, 1999 and 1998 of $1,870,190 and $2,163,905, respectively.

At December 31, 1999, amounts recoverable from unauthorized reinsurers of $39,996 (1998--$55,379) and reserve credits for reinsurance ceded of $48,297 (1998--$49,835) were associated with a single reinsurer and its affiliates. The Company holds collateral under these reinsurance agreements in the form of trust agreements totaling $85,431 at December 31, 1999, that can be drawn on for amounts that remain unpaid for more than 120 days.

5. Income Taxes

For federal income tax purposes, the Company joins in a consolidated tax return filing with certain affiliated companies. Under the terms of a tax-sharing agreement between the Company and its affiliates, the Company computes federal income tax expense as if it were filing a separate income tax return, except that tax credits and net operating loss carryforwards are determined on the basis of the consolidated group. Additionally, the alternative minimum tax is computed for the consolidated group and the resulting tax, if any, is allocated back to the separate companies on the basis of the separate companies' alternative minimum taxable income.

                          PFL Life Insurance Company

                            (Dollars in thousands)


5. Income Taxes (continued)

Federal income tax expense differs from the amount computed by applying the statutory federal income tax rate to gain from operations before federal income tax expense and net realized capital gains (losses) on investments for the following reasons:

                                                     Year ended December 31
                                                      1999     1998     1997
                                                     -------  -------  -------
   Computed tax at federal statutory rate (35%)..... $27,832  $39,177  $42,775
   IMR amortization.................................  (2,656)  (3,030)  (1,276)
   Tax reserve adjustment...........................   1,390      607    2,004
   Excess tax depreciation..........................    (219)    (223)    (392)
   Deferred acquisition costs-- tax basis...........   5,979   11,827    4,308
   Prior year under (over) accrual .................  (3,492)   1,750   (1,016)
   Dividend received deduction......................  (1,666)  (1,053)    (941)
   Charitable contributions.........................     --       --      (848)
   Other items--net.................................  (1,852)     780   (1,233)
                                                     -------  -------  -------
   Federal income tax expense....................... $25,316  $49,835  $43,381
                                                     =======  =======  =======

Federal income tax expense differs from the amount computed by applying the statutory federal income tax rate to realized gains (losses) due to the differences in book and tax asset bases at the time certain investments are sold.

Prior to 1984, as provided for under the Life Insurance Company Tax Act of 1959, a portion of statutory income was not subject to current taxation but was accumulated for income tax purposes in a memorandum account referred to as the policyholders' surplus account. No federal income taxes have been provided for in the financial statements on income deferred in the policyholders' surplus account ($20,387 at December 31, 1999). To the extent dividends are paid from the amount accumulated in the policyholders' surplus account, net earnings would be reduced by the amount of tax required to be paid. Should the entire amount in the policyholders' surplus account become taxable, the tax thereon computed at current rates would amount to approximately $7,135.

In 1999, the Company reached a final settlement with the Internal Revenue Service for 1990 and 1991, resulting in a tax refund of $904 and interest received of $548. These amounts were credited directly to unassigned surplus. The Company also corrected an error in 1999 which related to the 1997 tax-sharing agreement between the Company and various affiliates. This resulted in a credit to unassigned surplus of $1,359.

The Company's federal income tax returns have been examined and closing agreements have been executed with the Internal Revenue Service through 1992. An examination is underway for years 1993 through 1997.

                          PFL Life Insurance Company

                            (Dollars in thousands)


6. Policy and Contract Attributes

A portion of the Company's policy reserves and other policyholders' funds (including separate account liabilities) relate to liabilities established on a variety of the Company's annuity and deposit fund products. There may be certain restrictions placed upon the amount of funds that can be withdrawn without penalty. The amount of reserves on these products, by withdrawal characteristics, are summarized as follows:

                                                       December 31
                                                 1999                1998
                                          ------------------- ------------------
                                                      Percent            Percent
                                                        of                 of
                                            Amount     Total    Amount    Total
                                          ----------- ------- ---------- -------
Subject to discretionary withdrawal with
 market value adjustment................  $   114,544     1%  $   82,048     1%
Subject to discretionary withdrawal at
 book value less surrender charge.......      828,490     8      515,778     5
Subject to discretionary withdrawal at
 market value...........................    4,313,445    41    3,211,896    34
Subject to discretionary withdrawal at
 book value (minimal or no charges or
 adjustments)...........................    5,021,762    48    5,519,265    58
Not subject to discretionary withdrawal
 provision..............................      248,444     2      228,030     2
                                          -----------   ---   ----------   ---
                                           10,526,685   100%   9,557,017   100%
Less reinsurance ceded..................    1,863,810          2,124,769
                                          -----------         ----------
Total policy reserves on annuities and
 deposit fund liabilities...............  $ 8,662,875         $7,432,248
                                          ===========         ==========

A reconciliation of the amounts transferred to and from the separate accounts is presented below:

                                                     Year ended December 31
                                                     1999      1998      1997
                                                   --------  --------  --------
Transfers as reported in the summary of
 operations of the separate accounts statement:..
  Transfers to separate accounts.................  $486,282  $345,319  $281,095
  Transfers from separate accounts...............  (175,822)  (42,671)   (9,819)
                                                   --------  --------  --------
Net transfers to separate accounts...............   310,460   302,648   271,276
Reconciling adjustments--change in miscellaneous
 income..........................................    (1,153)      191    26,204
                                                   --------  --------  --------
Transfers as reported in the summary of
 operations of the life, accident and health
 annual statement................................  $309,307  $302,839  $297,480
                                                   ========  ========  ========

                          PFL Life Insurance Company

                            (Dollars in thousands)


6. Policy and Contract Attributes (continued)

Reserves on the Company's traditional life products are computed using mean reserving methodologies. These methodologies result in the establishment of assets for the amount of the net valuation premiums that are anticipated to be received between the policy's paid-through date to the policy's next anniversary date. At December 31, 1999 and 1998, these assets (which are reported as premiums deferred and uncollected) and the amounts of the related gross premiums and loadings, are as follows:

                                                       Gross   Loading    Net
                                                      -------  -------  -------
December 31, 1999
Life and annuity:
  Ordinary direct first year business................ $ 2,823  $2,085   $   738
  Ordinary direct renewal business...................  20,950   6,289    14,661
  Group life direct business.........................     638     243       395
  Reinsurance ceded..................................  (1,269)    (16)   (1,253)
                                                      -------  ------   -------
                                                       23,142   8,601    14,541
Accident and health:
  Direct.............................................     138     --        138
  Reinsurance ceded..................................     (23)    --        (23)
                                                      -------  ------   -------
Total accident and health............................     115     --        115
                                                      -------  ------   -------
                                                      $23,257  $8,601   $14,656
                                                      =======  ======   =======
December 31, 1998
Life and annuity:
  Ordinary direct first year business................ $ 3,346  $2,500   $   846
  Ordinary direct renewal business...................  21,435   6,365    15,070
  Group life direct business.........................   1,171     536       635
  Reinsurance ceded..................................  (1,367)    (44)   (1,323)
                                                      -------  ------   -------
                                                       24,585   9,357    15,228
Accident and health:
  Direct.............................................     108     --        108
  Reinsurance ceded..................................     (18)    --        (18)
                                                      -------  ------   -------
Total accident and health............................      90     --         90
                                                      -------  ------   -------
                                                      $24,675  $9,357   $15,318
                                                      =======  ======   =======

At December 31, 1999 and 1998, the Company had insurance in force aggregating $41,720 and $44,233, respectively, in which the gross premiums are less than the net premiums required by the standard valuation standards established by the Insurance Division, Department of Commerce, of the State of Iowa. The Company established policy reserves of $871 and $998 to cover these deficiencies at December 31, 1999 and 1998, respectively.

                          PFL Life Insurance Company

                            (Dollars in thousands)

7. Dividend Restrictions

The Company is subject to limitations, imposed by the State of Iowa, on the payment of dividends to its parent company. Generally, dividends during any twelve-month period may not be paid, without prior regulatory approval, in excess of the greater of (a) 10 percent of statutory capital and surplus as of the preceding December 31, or (b) statutory gain from operations before net realized capital gains (losses) on investments for the preceding year. Subject to the availability of unassigned surplus at the time of such dividend, the maximum payment which may be made in 2000, without the prior approval of insurance regulatory authorities, is $54,203.

The Company paid dividends to its parent of $40,000, $120,000 and $62,000 in 1999, 1998 and 1997, respectively.

8. Retirement and Compensation Plans

The Company's employees participate in a qualified benefit pension plan sponsored by AEGON. The Company has no legal obligation for the plan. The Company recognizes pension expense equal to its allocation from AEGON. The pension expense is allocated among the participating companies based on the SFAS No. 87 expense as a percent of salaries. The benefits are based on years of service and the employee's compensation during the highest five consecutive years of employment. Pension expense aggregated $408, $380 and $422 for the years ended December 31, 1999, 1998 and 1997, respectively. The plan is subject to the reporting and disclosure requirements of the Employee Retirement and Income Security Act of 1974.

The Company's employees also participate in a contributory defined contribution plan sponsored by AEGON which is qualified under Section 401(k) of the Internal Revenue Service Code. Employees of the Company who customarily work at least 1,000 hours during each calendar year and meet the other eligibility requirements, are participants of the plan. Participants may elect to contribute up to fifteen percent of their salary to the plan. The Company will match an amount up to three percent of the participant's salary. Participants may direct all of their contributions and plan balances to be invested in a variety of investment options. The plan is subject to the reporting and disclosure requirements of the Employee Retirement and Income Security Act of 1974. Expense related to this plan was $267, $233 and $226 for the years ended December 31, 1999, 1998 and 1997, respectively.

                          PFL Life Insurance Company

                            (Dollars in thousands)


8. Retirement and Compensation Plans (continued)

AEGON sponsors supplemental retirement plans to provide the Company's senior management with benefits in excess of normal pension benefits. The plans are noncontributory, and benefits are based on years of service and the employee's compensation level. The plans are unfunded and nonqualified under the Internal Revenue Service Code. In addition, AEGON has established incentive deferred compensation plans for certain key employees of the Company. AEGON also sponsors an employee stock option plan for individuals employed at least three years and a stock purchase plan for its producers, with the participating affiliated companies establishing their own eligibility criteria, producer contribution limits and company matching formula. These plans have been accrued or funded as deemed appropriate by management of AEGON and the Company.

In addition to pension benefits, the Company participates in plans sponsored by AEGON that provide postretirement medical, dental and life insurance benefits to employees meeting certain eligibility requirements. Portions of the medical and dental plans are contributory. The expenses of the postretirement plans are charged to affiliates in accordance with an intercompany cost sharing arrangement. The Company expensed $28, $62 and $62 for the years ended December 31, 1999, 1998 and 1997, respectively.

9. Related Party Transactions

The Company shares certain offices, employees and general expenses with affiliated companies.

The Company receives data processing, investment advisory and management, marketing and administration services from certain affiliates. During 1999, 1998 and 1997, the Company paid $19,983, $18,706 and $18,705, respectively, for these services, which approximates their costs to the affiliates.

Payables to affiliates bear interest at the thirty-day commercial paper rate of 5.7% at December 31, 1999. During 1999, 1998 and 1997, the Company paid net interest of $1,994, $1,491 and $1,188, respectively, to affiliates.

During 1997, the Company received a capital contribution of $153 in cash from its parent.

At December 31, 1999 and 1998, the Company has short-term notes payable to an affiliate of $144,500 and $9,421, respectively. Interest on these notes accrues at rates ranging from 4.85% to 5.90% at December 31, 1999 and 5.13% to 5.52% at December 31, 1998.

                          PFL Life Insurance Company

                            (Dollars in thousands)


9. Related Party Transactions (continued)

During 1998, the Company issued life insurance policies to certain affiliated companies, covering the lives of certain employees of those affiliates. Premiums of $174,000 related to these policies were recognized during the year, and aggregate reserves for policies and contracts are $190,299 and $181,720 at December 31, 1999 and 1998, respectively.

10. Commitments and Contingencies

The Company has issued Trust (synthetic) GIC contracts to plan sponsors totaling $374,124 at December 31, 1999, pursuant to terms under which the plan sponsor retains ownership of the assets related to these contracts. The Company guarantees benefit responsiveness in the event that plan benefit requests and other contractual commitments exceed plan cash flows. The plan sponsor agrees to reimburse the Company for such benefit payments with interest, either at a fixed or floating rate, from future plan and asset cash flows. In return for this guarantee, the Company receives a premium which varies based on such elements as benefit responsive exposure and contract size. The Company underwrites the plans for the possibility of having to make benefit payments and also must agree to the investment guidelines to ensure appropriate credit quality and cash flow matching. The assets relating to such contracts are not recognized in the Company's statutory-basis financial statements.

The Company is a party to legal proceedings incidental to its business. Although such litigation sometimes includes substantial demands for compensatory and punitive damages, in addition to contract liability, it is management's opinion, after consultation with counsel and a review of available facts, that damages arising from such demands will not be material to the Company's financial position.

The Company is subject to insurance guaranty laws in the states in which it writes business. These laws provide for assessments against insurance companies for the benefit of policyholders and claimants in the event of insolvency of other insurance companies. Assessments are charged to operations when received by the Company except where right of offset against other taxes paid is allowed by law; amounts available for future offsets are recorded as an asset on the Company's balance sheet. Potential future obligations for unknown insolvencies are not determinable by the Company. The future obligation has been based on the most recent information available from the National Organization of Life and Health Insurance Guaranty Associations. The Company has established a reserve of $19,662 and $17,901 and an offsetting premium tax benefit of $7,429 and $7,631 at December 31, 1999 and 1998, respectively, for its estimated share of future guaranty fund assessments related to several major insurer insolvencies. The guaranty fund expense (benefit) was $1,994, $1,985 and $(975) for the years ended December 31, 1999, 1998 and 1997, respectively.

                          PFL Life Insurance Company

                      Summary of Investments--Other than
                        Investments in Related Parties

                            (Dollars in thousands)
                               December 31, 1999

SCHEDULE I

                                                                Amount at Which
                                                       Market    Shown in the
            Type of Investment              Cost(1)     Value    Balance Sheet
            ------------------             ---------- --------- ---------------
Fixed maturities
Bonds:
  United States Government and government
   agencies and authorities............... $  195,119 $ 189,752   $  195,119
  States, municipalities and political
   subdivisions...........................    545,562   535,945      545,562
  Foreign governments.....................    134,584   138,767      134,584
  Public utilities........................    219,791   214,162      219,791
  All other corporate bonds...............  3,797,100 3,678,699    3,797,100
Redeemable preferred stock................     17,074    15,437       17,074
                                           ---------- ---------   ----------
Total fixed maturities....................  4,909,230 4,772,762    4,909,230
Equity securities
Common stocks:
  Banks, trust and insurance..............      2,676     2,809        2,809
  Industrial, miscellaneous and all
   other..................................     59,137    68,849       68,849
                                           ---------- ---------   ----------
Total equity securities...................     61,813    71,658       71,658
Mortgage loans on real estate.............  1,339,202              1,339,202
Real estate...............................     41,536                 41,536
Real estate acquired in satisfaction of
 debt.....................................     16,336                 16,336
Policy loans..............................     59,871                 59,871
Other long-term investments...............    123,722                123,722
Cash and short-term investments...........     53,695                 53,695
                                           ----------             ----------
Total investments......................... $6,605,405             $6,615,250
                                           ==========             ==========

(1) Original cost of equity securities and, as to fixed maturities, original cost reduced by repayments and adjusted for amortization of premiums or accrual of discounts.

                           PFL Life Insurance Company

                      Supplementary Insurance Information
                             (Dollars in thousands)

SCHEDULE III

                                                   Future
                                                   Policy              Policy
                                                  Benefits               and
                                                    and     Unearned  Contract
                                                  Expenses  Premiums Liabilities
                                                 ---------- -------- -----------
Year ended December 31, 1999
Individual life................................. $1,550,188 $   --     $ 8,607
Individual health...............................    133,214  10,311     10,452
Group life and health...........................    105,035   8,604     27,088
Annuity.........................................  4,036,751     --         --
                                                 ---------- -------    -------
                                                 $5,825,188 $18,915    $46,147
                                                 ========== =======    =======
Year ended December 31, 1998
Individual life................................. $1,355,283 $   --     $ 8,976
Individual health...............................     94,294   9,631     12,123
Group life and health...........................     93,405  10,298     36,908
Annuity.........................................  3,925,293     --         --
                                                 ---------- -------    -------
                                                 $5,468,275 $19,929    $58,007
                                                 ========== =======    =======
Year ended December 31, 1997
Individual life................................. $  882,003 $   --     $ 8,550
Individual health...............................     62,033   9,207     12,821
Group life and health...........................     88,211  11,892     44,977
Annuity.........................................  4,204,125     --         --
                                                 ---------- -------    -------
                                                 $5,236,372 $21,099    $66,348
                                                 ========== =======    =======

                           PFL Life Insurance Company

                      Supplementary Insurance Information
                             (Dollars in thousands)

SCHEDULE III

                                                 Benefits,
                                                   Claims
                                         Net     Losses and   Other
                            Premium   Investment Settlement Operating Premiums
                            Revenue    Income*    Expenses  Expenses* Written
                           ---------- ---------- ---------- --------- --------
Year ended December 31,
 1999
Individual life........... $  226,456  $104,029  $  274,730 $141,030  $    --
Individual health.........     77,985    10,036      58,649   35,329    77,716
Group life and health.....     83,639    10,422      61,143   38,075    81,918
Annuity...................  1,413,049   313,062   1,303,537  278,995       --
                           ----------  --------  ---------- --------
                           $1,801,129  $437,549  $1,698,059 $493,429
                           ==========  ========  ========== ========
Year ended December 31,
 1998
Individual life........... $  514,194  $ 85,258  $  545,720 $ 87,455  $    --
Individual health.........     68,963     8,004      48,144   30,442    68,745
Group life and health.....    111,547    11,426      82,690   54,352   108,769
Annuity...................    667,920   342,296     592,085  298,222       --
                           ----------  --------  ---------- --------
                           $1,362,624  $446,984  $1,268,639 $470,471
                           ==========  ========  ========== ========
Year ended December 31,
 1997
Individual life........... $  200,175  $ 75,914  $  211,921 $ 36,185  $    --
Individual health.........     63,548     5,934      37,706   29,216    63,383
Group life and health.....    146,694    11,888     103,581   91,568   143,580
Annuity...................    657,695   352,688     571,434  364,216       --
                           ----------  --------  ---------- --------
                           $1,068,112  $446,424  $  924,642 $521,185
                           ==========  ========  ========== ========

-------------------------
* Allocations of net investment income and other operating expenses are based on a number of assumptions and estimates, and the results would change if different methods were applied.

                           PFL Life Insurance Company

                                  Reinsurance
                             (Dollars in thousands)

SCHEDULE IV

                                                Assumed             Percentage
                                    Ceded to     From               of Amount
                           Gross      Other      Other      Net      Assumed
                           Amount   Companies  Companies   Amount     to Net
                         ---------- ---------  --------- ---------- ----------
Year ended December 31,
 1999
Life insurance in
 force.................. $6,538,901 $(500,192) $415,910  $6,454,619    6.4%
                         ========== =========  ========  ==========    ===
Premiums:
  Individual life....... $  227,363 $   3,967  $  2,723  $  226,119    1.2%
  Individual health.....     83,489     5,504       --       77,985    --
  Group life and
   health...............    205,752   122,113       --       83,639    --
  Annuity...............  1,426,112    12,726       --    1,413,386    --
                         ---------- ---------  --------  ----------    ---
                         $1,942,716 $ 144,310  $  2,723  $1,801,129    0.2%
                         ========== =========  ========  ==========    ===
Year ended December 31,
 1998
Life insurance in
 force.................. $6,384,095 $ 438,590  $ 39,116  $5,984,621     .6%
                         ========== =========  ========  ==========    ===
Premiums:
  Individual life....... $  515,164 $   3,692  $  2,366  $  513,838     .5%
  Individual health.....     76,438     7,475       --       68,963    --
  Group life and
   health...............    255,848   144,301       --      111,547    --
  Annuity...............    686,372    18,096       --      668,276    --
                         ---------- ---------  --------  ----------    ---
                         $1,533,822 $ 173,564  $  2,366  $1,362,624     .2%
                         ========== =========  ========  ==========    ===
Year ended December 31,
 1997
Life insurance in
 force.................. $5,025,027 $ 420,519  $ 35,486  $4,639,994     .8%
                         ========== =========  ========  ==========    ===
Premiums:
  Individual life....... $  201,691 $   3,554  $  2,038  $  200,175    1.0%
  Individual health.....     73,593    10,045       --       63,548    --
  Group life and
   health...............    339,269   192,575       --      146,694    --
  Annuity...............    697,893    40,198       --      657,695    --
                         ---------- ---------  --------  ----------    ---
                         $1,312,446 $ 246,372  $  2,038  $1,068,112     .2%
                         ========== =========  ========  ==========    ===

                             Financial Statements

                        PFL Retirement Builder Variable
                         Annuity Account - Retirement
                        Income Builder Variable Annuity

                         Year ended December 31, 1999
                      with Report of Independent Auditors

               PFL Retirement Builder Variable Annuity Account -
                  Retirement Income Builder Variable Annuity

                             Financial Statements

                         Year ended December 31, 1999

                                   Contents

Report of Independent Auditors..........................................   1

Financial Statements

Balance Sheets..........................................................   2
Statements of Operations................................................   6
Statements of Changes in Contract Owners' Equity........................  10
Notes to Financial Statements...........................................  16

                        Report of Independent Auditors

The Board of Directors and Contract Owners of Retirement Income Builder Variable Annuity,
PFL Life Insurance Company

We have audited the accompanying balance sheets of certain subaccounts of PFL Retirement Builder Variable Annuity Account (comprised of the Money Market, High Income, Equity-Income, Growth, Overseas, Investment Grade Bond, Asset Manager, Asset Manager: Growth, Contrafund, Index 500, Growth Opportunities, Growth & Income, Balanced, and Mid Cap subaccounts), which are available for investment by contract owners of the Retirement Income Builder Variable Annuity, as of December 31, 1999, and the related statements of operations for the period then ended as indicated thereon and changes in contract owners' equity for the periods indicated thereon. These financial statements are the responsibility of the Separate Account's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of mutual fund shares owned as of December 31, 1999, by correspondence with the mutual funds' transfer agents. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of each of the respective subaccounts of PFL Retirement Builder Variable Annuity Account which are available for investment by contract owners of the Retirement Income Builder Variable Annuity at December 31, 1999, and the results of their operations for the period then ended as indicated thereon and changes in their contract owners' equity for the periods indicated thereon in conformity with accounting principles generally accepted in the United States.

                                                           /s/ Ernst & Young LLP

Des Moines, Iowa
January 28, 2000

               PFL Retirement Builder Variable Annuity Account -
                  Retirement Income Builder Variable Annuity

                                Balance Sheets

                               December 31, 1999

                                                                  Money
                                                                  Market           High Income
                                                                Subaccount         Subaccount
                                                                ------------------------------
Assets
Cash                                                            $       17         $         5
Investments in mutual funds, at current market value:
 Variable Insurance Products Fund:
  Money Market Portfolio                                         7,423,517
  High Income Portfolio                                                  -          11,948,918
  Equity-Income Portfolio                                                -                   -
  Growth Portfolio                                                       -                   -
  Overseas Portfolio                                                     -                   -
 Variable Insurance Products Fund II:
  Investment Grade Bond Portfolio                                        -                   -
  Asset Manager Portfolio                                                -                   -
  Asset Manager: Growth Portfolio                                        -                   -
  Contrafund Portfolio                                                   -                   -
  Index 500 Portfolio                                                    -                   -
 Variable Insurance Products Fund III:
  Growth Opportunities Portfolio                                         -                   -
  Growth & Income Portfolio                                              -                   -
  Balanced Portfolio                                                     -                   -
  Mid Cap Portfolio                                                      -                   -
                                                                ------------------------------
Total investments in mutual funds                                7,423,517          11,948,918
                                                                ------------------------------
Total assets                                                    $7,423,534         $11,948,923
                                                                ==============================

Liabilities and contract owners' equity
Liabilities:
 Contract terminations payable                                  $        -         $         -
                                                                ------------------------------
Total liabilities                                                        -                   -

Contract owners' equity:
 Deferred annuity contracts terminable by owners                 7,423,534          11,948,923
                                                                ------------------------------
Total liabilities and contract owners' equity                   $7,423,534         $11,948,923
                                                                ==============================

See accompanying notes.

                                                                   Investment
Equity-Income                Growth             Overseas           Grade Bond        Asset Manager
 Subaccount                Subaccount          Subaccount          Subaccount         Subaccount
-------------------------------------------------------------------------------------------------
$         -               $         -          $        -         $         7         $         3


          -                         -                   -                   -                   -
          -                         -                   -                   -                   -
 28,732,542                         -                   -                   -                   -
          -                37,934,360                   -                   -                   -
          -                         -           7,417,213                   -                   -

          -                         -                   -          19,637,462                   -
          -                         -                   -                   -          14,718,772
          -                         -                   -                   -                   -
          -                         -                   -                   -                   -
          -                         -                   -                   -                   -

          -                         -                   -                   -                   -
          -                         -                   -                   -                   -
          -                         -                   -                   -                   -
          -                         -                   -                   -                   -
-------------------------------------------------------------------------------------------------
 28,732,542                37,934,360           7,417,213          19,637,462          14,718,772
-------------------------------------------------------------------------------------------------
$28,732,542               $37,934,360          $7,417,213         $19,637,469         $14,718,775
=================================================================================================

$         -               $         1          $        2         $         -         $         -
-------------------------------------------------------------------------------------------------
          -                         1                   2                   -                   -

 28,732,542                37,934,359           7,417,211          19,637,469          14,718,775
-------------------------------------------------------------------------------------------------
$28,732,542               $37,934,360          $7,417,213         $19,637,469         $14,718,775
=================================================================================================

               PFL Retirement Builder Variable Annuity Account -
                  Retirement Income Builder Variable Annuity

                          Balance Sheets (continued)

                                                                             Asset
                                                                            Manager:
                                                                             Growth            Contrafund
                                                                           Subaccount          Subaccount
                                                                           ------------------------------
Assets
Cash                                                                       $        1         $         -
Investments in mutual funds, at current market value:
 Variable Insurance Products Fund:
  Money Market Portfolio                                                            -                   -
  High Income Portfolio                                                             -                   -
  Equity-Income Portfolio                                                           -                   -
  Growth Portfolio                                                                  -                   -
  Overseas Portfolio                                                                -                   -
 Variable Insurance Products Fund II:
  Investment Grade Bond Portfolio                                                   -                   -
  Asset Manager Portfolio                                                           -                   -
  Asset Manager: Growth Portfolio                                           8,547,407                   -
  Contrafund Portfolio                                                              -          30,346,950
  Index 500 Portfolio                                                               -                   -
 Variable Insurance Products Fund III:
  Growth Opportunities Portfolio                                                    -                   -
  Growth & Income Portfolio                                                         -                   -
  Balanced Portfolio                                                                -                   -
  Mid Cap Portfolio                                                                 -                   -
                                                                           ------------------------------
Total investments in mutual funds                                           8,547,407          30,346,950
                                                                           ------------------------------
Total assets                                                               $8,547,408         $30,346,950
                                                                           ==============================

Liabilities and contract owners' equity
Liabilities:
 Contract terminations payable                                             $        -         $         4
                                                                           ------------------------------
Total liabilities                                                                   -                   4

Contract owners' equity:
 Deferred annuity contracts terminable by owners                            8,547,408          30,346,946
                                                                           ------------------------------
Total liabilities and contract owners' equity                              $8,547,408         $30,346,950
                                                                           ==============================

See accompanying notes.

                     Growth           Growth &
  Index 500       Opportunities        Income             Balanced             Mid Cap
 Subaccount         Subaccount       Subaccount          Subaccount           Subaccount
----------------------------------------------------------------------------------------
$       117         $         -      $       142         $         -            $      -

          -                   -                -                   -                   -
          -                   -                -                   -                   -
          -                   -                -                   -                   -
          -                   -                -                   -                   -
          -                   -                -                   -                   -

          -                   -                -                   -                   -
          -                   -                -                   -                   -
          -                   -                -                   -                   -
          -                   -                -                   -                   -
 69,227,170                   -                -                   -                   -

          -          16,610,069                -                   -                   -
          -                   -       26,803,734                   -                   -
          -                   -                -          17,508,830                   -
          -                   -                -                   -             630,405
----------------------------------------------------------------------------------------
 69,227,170          16,610,069       26,803,734          17,508,830             630,405
----------------------------------------------------------------------------------------
$69,227,287         $16,610,069      $26,803,876         $17,508,830            $630,405
========================================================================================

$         -         $         1      $         -         $       131            $      9
----------------------------------------------------------------------------------------
          -                   1                -                 131                   9


 69,227,287          16,610,068       26,803,876          17,508,699             630,396
----------------------------------------------------------------------------------------
$69,227,287         $16,610,069      $26,803,876         $17,508,830            $630,405
========================================================================================

               PFL Retirement Builder Variable Annuity Account -
                   Retirement Income Builder Variable Annuity

                            Statements of Operations

                 Year ended December 31, 1999, except as noted



                                                                              Money
                                                                              Market            High Income
                                                                            Subaccount          Subaccount
                                                                      -------------------------------------
Net investment income (loss)
 Income:
  Dividends                                                                  $  309,812          $  801,058
 Expenses:
  Administrative, mortality and expense risk charge                              82,569             138,910
                                                                      -------------------------------------
Net investment income (loss)                                                    227,243             662,148

Net realized and unrealized capital gain (loss) from investments
 Net realized capital gain (loss) from sales of investments:
  Proceeds from sales                                                         9,047,610           1,562,557
  Cost of investments sold                                                    9,047,610           1,853,723
                                                                      -------------------------------------
 Net realized capital gain (loss) from sales of investments                           -            (291,166)

 Net change in unrealized appreciation/depreciation of investments:
  Beginning of period                                                                 -            (487,036)
  End of period                                                                       -            (265,145)
                                                                      -------------------------------------
 Net change in unrealized appreciation/depreciation of investments                    -             221,891
                                                                      -------------------------------------
Net realized and unrealized capital gain (loss) from investments                      -             (69,275)
                                                                      -------------------------------------
Increase (decrease) from operations                                          $  227,243          $  592,873
                                                                      =====================================

(1) Commencement of operations, May 3, 1999.


See accompanying notes.

                                                         Investment
    Equity-Income          Growth        Overseas        Grade Bond       Asset Manager
     Subaccount          Subaccount     Subaccount       Subaccount        Subaccount
----------------------------------------------------------------------------------------
   $   949,918          $1,565,239      $  144,481       $  589,027          $  695,195

       334,315             304,941          64,533          207,327             156,811
----------------------------------------------------------------------------------------
       615,603           1,260,298          79,948          381,700             538,384



     1,324,259             648,923         565,716        2,145,017           1,236,665
     1,173,433             475,122         515,883        2,148,613           1,214,703
----------------------------------------------------------------------------------------
       150,826             173,801          49,833           (3,596)             21,962


     1,106,287           2,273,112          81,975          327,428             543,827
     1,237,668           8,814,159       1,889,982         (371,158)          1,163,069
----------------------------------------------------------------------------------------
       131,381           6,541,047       1,808,007         (698,586)            619,242
----------------------------------------------------------------------------------------
       282,207           6,714,848       1,857,840         (702,182)            641,204
----------------------------------------------------------------------------------------
   $   897,810          $7,975,146      $1,937,788       $ (320,482)         $1,179,588
=======================================================================================

               PFL Retirement Builder Variable Annuity Account -
                   Retirement Income Builder Variable Annuity

                      Statements of Operations (continued)




                                                                              Asset
                                                                             Manager:
                                                                              Growth          Contrafund
                                                                            Subaccount        Subaccount
                                                                       ------------------------------------
Net investment income (loss)
 Income:
  Dividends                                                                $  349,252         $  604,393
 Expenses:
  Administrative, mortality and expense risk charge                            89,581            280,248
                                                                       ------------------------------------
Net investment income (loss)                                                  259,671            324,145

Net realized and unrealized capital gain (loss) from investments
 Net realized capital gain (loss) from sales of investments:
  Proceeds from sales                                                         678,535            470,737
  Cost of investments sold                                                    619,347            293,048
                                                                       ------------------------------------
 Net realized capital gain (loss) from sales of investments                    59,188            177,689

 Net change in unrealized appreciation/depreciation of investments:
  Beginning of period                                                         419,919          2,347,796
  End of period                                                             1,015,681          6,643,469
                                                                       ------------------------------------
 Net change in unrealized appreciation/depreciation of investments            595,762          4,295,673
                                                                       ------------------------------------
Net realized and unrealized capital gain (loss) from investments              654,950          4,473,362
                                                                       ------------------------------------
Increase (decrease) from operations                                        $  914,621         $4,797,507
                                                                       ====================================


(1) Commencement of operations, May 3, 1999.


See accompanying notes.

                         Growth               Growth &
    Index 500         Opportunities            Income             Balanced          Mid Cap
   Subaccount           Subaccount           Subaccount          Subaccount       Subaccount (1)
--------------------------------------------------------------------------------------------------
   $    522,714         $  270,957          $  264,225           $  443,153          $  3,649

        646,328            172,721             270,629              175,024             1,410
--------------------------------------------------------------------------------------------------
       (123,614)            98,236              (6,404)             268,129             2,239



      1,566,567            730,984           1,629,355            1,147,425            53,320
      1,102,654            593,825           1,226,625            1,058,660            47,912
--------------------------------------------------------------------------------------------------
        463,913            137,159             402,730               88,765             5,408


      4,180,458          1,142,056           1,704,874              519,991                 -
     12,751,273          1,327,916           2,865,531              562,461            94,921
--------------------------------------------------------------------------------------------------
      8,570,815            185,860           1,160,657               42,470            94,921
--------------------------------------------------------------------------------------------------
      9,034,728            323,019           1,563,387              131,235           100,329
--------------------------------------------------------------------------------------------------
   $  8,911,114         $  421,255          $1,556,983           $  399,364          $102,568
==================================================================================================

               PFL Retirement Builder Variable Annuity Account -
                   Retirement Income Builder Variable Annuity

                Statements of Changes in Contract Owners' Equity

            Years ended December 31, 1999 and 1998, except as noted



                                                  Money Market Subaccount                      High Income Subaccount
                                            ----------------------------------         --------------------------------
                                                 1999                 1998                     1999              1998
                                            ----------------------------------         --------------------------------
Operations:
 Net investment income (loss)                 $   227,243         $    199,921            $   662,148        $  193,076
 Net realized capital gain (loss)                       -                    -               (291,166)          (54,545)
 Net change in unrealized appreciation/
   depreciation of investments                          -                    -                221,891          (562,907)
                                            ----------------------------------         --------------------------------
                                                  227,243              199,921                592,873          (424,376)
Contract transactions:
 Net contract purchase payments                 4,049,912           35,617,427              1,480,567           380,247
 Transfer payments from (to) other
  subaccounts or general account               (1,478,050)         (33,247,696)             2,344,994         6,678,886
 Contract terminations, withdrawals,
  and other deductions                           (727,793)            (384,338)              (511,381)         (343,507)
                                            ----------------------------------         --------------------------------
Increase from contract transactions             1,844,069            1,985,393              3,314,180         6,715,626
                                            ----------------------------------         --------------------------------
Net increase in contract owners' equity         2,071,312            2,185,314              3,907,053         6,291,250

Contract owners' equity at beginning of
 period                                         5,352,222            3,166,908              8,041,870         1,750,620
                                            ----------------------------------         --------------------------------
Contract owners' equity at end of period      $ 7,423,534         $  5,352,222            $11,948,923        $8,041,870
                                            ==================================         ================================

(1) Commencement of operations, May 3, 1999.



See accompanying notes.

     Equity-Income Subaccount                     Growth Subaccount                       Overseas Subaccount
----------------------------------      -----------------------------------      -----------------------------------
      1999               1998                   1999              1998                   1999              1998
----------------------------------      -----------------------------------      -----------------------------------
$     615,603          $   231,827            $ 1,260,298       $   483,795             $   79,948        $   84,071
      150,826               86,584                173,801            85,228                 49,833             2,457

      131,381              788,079              6,541,047         2,108,019              1,808,007           118,240
----------------------------------      -----------------------------------      -----------------------------------
      897,810            1,106,490              7,975,146         2,677,042              1,937,788           204,768

    3,907,796              777,059              8,020,809           531,615                975,775           151,791

    6,082,338           12,153,685             10,002,720         6,046,570              1,236,430         1,747,157

   (1,247,913)            (395,865)              (948,645)         (191,561)              (196,145)          (45,299)
----------------------------------      -----------------------------------      -----------------------------------
    8,742,221           12,534,879             17,074,884         6,386,624              2,016,060         1,853,649
----------------------------------      -----------------------------------      -----------------------------------
    9,640,031           13,641,369             25,050,030         9,063,666              3,953,848         2,058,417


   19,092,511            5,451,142             12,884,329         3,820,663              3,463,363         1,404,946
----------------------------------      -----------------------------------      -----------------------------------
$  28,732,542          $19,092,511            $37,934,359       $12,884,329             $7,417,211        $3,463,363
==================================      ===================================      ===================================

               PFL Retirement Builder Variable Annuity Account -
                   Retirement Income Builder Variable Annuity

          Statements of Changes in Contract Owners' Equity (continued)




                                                   Investment Grade Bond
                                                         Subaccount                             Asset Manager Subaccount
                                             ---------------------------------------      -----------------------------------
                                                      1999                1998                    1999              1998
                                             ---------------------------------------      -----------------------------------
Operations:
 Net investment income (loss)                        $   381,700         $    53,412            $   538,384        $  233,306
 Net realized capital gain (loss)                         (3,596)             75,906                 21,962            11,450
 Net change in unrealized appreciation/
  depreciation of investments                           (698,586)            241,880                619,242           457,602
                                             ---------------------------------------      -----------------------------------
                                                        (320,482)            371,198              1,179,588           702,358
Contract transactions:
 Net contract purchase payments                        2,903,534             377,104              1,149,621           274,834
 Transfer payments from (to) other
  subaccounts or general account                       7,554,760           7,803,520              4,129,282         5,927,236

 Contract terminations, withdrawals, and
  other deductions                                      (840,990)           (281,533)              (648,889)          (99,440)
                                             ---------------------------------------      -----------------------------------
Increase from contract transactions                    9,617,304           7,899,091              4,630,014         6,102,630
                                             ---------------------------------------      -----------------------------------
Net increase in contract owners' equity                9,296,822           8,270,289              5,809,602         6,804,988

Contract owners' equity at beginning of
  period                                              10,340,647           2,070,358              8,909,173         2,104,185
                                             ---------------------------------------      -----------------------------------
Contract owners' equity at end of period             $19,637,469         $10,340,647            $14,718,775        $8,909,173
                                             =======================================      ===================================

(1) Commencement of operations, May 3, 1999.


See accompanying notes.

   Asset Manager: Growth
        Subaccount                            Contrafund Subaccount                      Index 500 Subaccount
---------------------------------      -----------------------------------      -------------------------------------
      1999              1998                   1999              1998                    1999               1998
---------------------------------      -----------------------------------      -------------------------------------
$   259,671            $  195,760            $   324,145       $   150,990              $  (123,614)      $    91,629
     59,188                10,664                177,689            57,144                  463,913           233,701

    595,762               325,255              4,295,673         2,115,359                8,570,815         3,765,930
---------------------------------      -----------------------------------      -------------------------------------
    914,621               531,679              4,797,507         2,323,493                8,911,114         4,091,260

  1,341,416               224,033              5,840,392           714,036               15,958,156         1,423,052

  1,318,004             2,828,204              6,157,722         7,535,024               16,480,835        17,653,806

   (295,644)              (50,855)              (636,302)         (229,022)              (2,067,888)         (468,172)
---------------------------------      -----------------------------------      -------------------------------------
  2,363,776             3,001,382             11,361,812         8,020,038               30,371,103        18,608,686
---------------------------------      -----------------------------------      -------------------------------------
  3,278,397             3,533,061             16,159,319        10,343,531               39,282,217        22,699,946


  5,269,011             1,735,950             14,187,627         3,844,096               29,945,070         7,245,124
---------------------------------      -----------------------------------      -------------------------------------
$ 8,547,408            $5,269,011            $30,346,946       $14,187,627              $69,227,287       $29,945,070
=================================      ===================================      =====================================

               PFL Retirement Builder Variable Annuity Account -
                   Retirement Income Builder Variable Annuity

          Statements of Changes in Contract Owners' Equity (continued)




                                                                         Growth Opportunities Subaccount
                                                                      -----------------------------------
                                                                              1999              1998
                                                                      -----------------------------------
Operations:
 Net investment income (loss)                                               $    98,236        $   54,817
 Net realized capital gain (loss)                                               137,159            52,797
 Net change in unrealized appreciation/depreciation of investments              185,860         1,058,339
                                                                      -----------------------------------
                                                                                421,255         1,165,953
Contract transactions:
 Net contract purchase payments                                               3,764,916           598,448
 Transfer payments from (to) other subaccounts or general account             4,163,882         5,284,884
 Contract terminations, withdrawals, and other deductions                      (536,181)         (277,058)
                                                                      -----------------------------------
Increase from contract transactions                                           7,392,617         5,606,274
                                                                      -----------------------------------
Net increase in contract owners' equity                                       7,813,872         6,772,227

Contract owners' equity at beginning of period                                8,796,196         2,023,969
                                                                      -----------------------------------
Contract owners' equity at end of period                                    $16,610,068        $8,796,196
                                                                      ===================================

(1) Commencement of operations, May 3, 1999.

See accompanying notes.

      Growth & Income
         Subaccount                                Balanced Subaccount                     Mid Cap Subaccount
------------------------------------      --------------------------------------      ---------------------------
       1999               1998                     1999               1998                       1999 (1)
------------------------------------      --------------------------------------      ---------------------------

$     (6,404)            $   (64,556)        $   268,129              $   (7,392)               $  2,239
     402,730                  41,022              88,765                  17,404                   5,408
   1,160,657               1,692,289              42,470                 507,745                  94,921
------------------------------------      --------------------------------------      ---------------------------
   1,556,983               1,668,755             399,364                 517,757                 102,568

   5,163,519                 697,263           3,034,343                 278,938                 250,802
   7,838,172              10,090,745           6,731,909               6,995,732                 308,544
  (1,019,680)               (149,775)           (833,396)               (148,758)                (31,518)
------------------------------------      --------------------------------------      ---------------------------
  11,982,011              10,638,233           8,932,856               7,125,912                 527,828
------------------------------------      --------------------------------------      ---------------------------
  13,538,994              12,306,988           9,332,220               7,643,669                 630,396

  13,264,882                 957,894           8,176,479                 532,810                       -
------------------------------------      --------------------------------------      ---------------------------
$ 26,803,876             $13,264,882         $17,508,699              $8,176,479                $630,396
====================================      ======================================      ===========================

               PFL Retirement Builder Variable Annuity Account -
                   Retirement Income Builder Variable Annuity

                         Notes to Financial Statements

                               December 31, 1999

1. Organization and Summary of Significant Accounting Policies

Organization

The PFL Retirement Builder Variable Annuity Account ("Mutual Fund Account") is a segregated investment account of PFL Life Insurance Company ("PFL Life"), an indirect wholly-owned subsidiary of AEGON N.V., a holding company organized under the laws of The Netherlands.

The Mutual Fund Account is registered with the Securities and Exchange Commission as a Unit Investment Trust pursuant to provisions of the Investment Company Act of 1940. The Mutual Fund Account consists of sixty-one investment subaccounts, five of which are invested in specified portfolios of the Variable Insurance Products Fund, five of which are invested in specified portfolios of the Variable Insurance Products Fund II, and four of which are invested in specified portfolios of the Variable Insurance Products Fund III (each a "Series Fund" and collectively "the Series Funds"). Activity in these subaccounts is available to contract owners of the Retirement Income Builder Variable Annuity, as well as contract owners of the Immediate Income Builder Variable Annuity, also offered by PFL Life. Activity in the Balanced subaccount of the Variable Insurance Products Fund III is also available to contract owners of The One Income Annuity, also offered by PFL Life. Activity in the High Income Portfolio of the Variable Insurance Products Fund, the Investment Grade Bond and Index 500 subaccounts of the Variable Insurance Products Fund II, and the Growth Opportunities subaccount of the Variable Insurance Products Fund III are also available to contract owners of the Portfolio Select Variable Annuity, also offered by PFL Life. The amounts reported herein represent the activity related to contract owners of the Retirement Income Builder Variable Annuity only. Activity in the remaining forty-seven subaccounts (not included herein) are available to contract owners of Retirement Income Builder II Variable Annuity, Portfolio Select Variable Annuity, PFL Immediate Income Builder and The One Income Annuity, also offered by PFL Life.

Investments

Net purchase payments received by the Mutual Fund Account are invested in the portfolios of the Series Funds, as selected by the contract owner. Investments are stated at the closing net asset values per share as of December 31, 1999.

Realized capital gains and losses from sale of shares in the Series Funds are determined on the first-in, first-out basis. Investment transactions are accounted for on the trade date (date the order to buy or sell is executed) and dividend income is recorded on the ex-dividend date. Unrealized gains or losses from investments in the Series Funds are credited or charged to contract owners' equity.

Dividend Income

Dividends received from the Series Funds investments are reinvested to purchase additional mutual fund shares.

               PFL Retirement Builder Variable Annuity Account -
                   Retirement Income Builder Variable Annuity

                   Notes to Financial Statements (continued)


2. Investments

A summary of the mutual fund investments at December 31, 1999 follows:

                                                     Number of          Net Asset Value        Market
                                                    Shares Held            Per Share            Value              Cost
                                                  -------------------------------------------------------------------------
Variable Insurance Products Fund:
  Money Market Portfolio                           7,423,516.540           $  1.00           $ 7,423,517        $ 7,423,517
  High Income Portfolio                            1,056,491.460             11.31            11,948,918         12,214,063
  Equity-Income Portfolio                          1,117,562.911             25.71            28,732,542         27,494,874
  Growth Portfolio                                   690,594.573             54.93            37,934,360         29,120,201
  Overseas Portfolio                                 270,306.586             27.44             7,417,213          5,527,231
 Variable Insurance Products Fund II:
  Investment Grade Bond Portfolio                  1,614,922.840             12.16            19,637,462         20,008,620
  Asset Manager Portfolio                            788,364.868             18.67            14,718,772         13,555,703
  Asset Manager: Growth Portfolio                    465,038.485             18.38             8,547,407          7,531,726
  Contrafund Portfolio                             1,041,061.760             29.15            30,346,950         23,703,481
  Index 500 Portfolio                                413,518.725            167.41            69,227,170         56,475,897
 Variable Insurance Products Fund III:
  Growth Opportunities Portfolio                     717,497.593             23.15            16,610,069         15,282,153
  Growth & Income Portfolio                        1,549,348.783             17.30            26,803,734         23,938,203
  Balanced Portfolio                               1,094,301.857             16.00            17,508,830         16,946,369
  Mid Cap Portfolio                                   41,338.012             15.25               630,405            535,484

The aggregate cost of purchases and proceeds from sales of investments were as follows:

                                                                    Period ending December 31
                                                          1999                                     1998
                                          ----------------------------------       ----------------------------------
                                                Purchases          Sales                 Purchases           Sales
                                          ----------------------------------       ----------------------------------
 Variable Insurance Products Fund:
  Money Market Portfolio                       $11,118,916        $9,047,610            $23,942,596       $21,757,278
  High Income Portfolio                          5,538,880         1,562,557              7,577,621           668,926
  Equity-Income Portfolio                       10,682,080         1,324,259             13,550,635           784,057
  Growth Portfolio                              18,984,108           648,923              7,325,655           455,360
  Overseas Portfolio                             2,661,727           565,716              2,055,955           118,266
 Variable Insurance Products Fund II:
  Investment Grade Bond Portfolio               12,144,013         2,145,017              9,127,427         1,174,924
  Asset Manager Portfolio                        6,405,064         1,236,665              6,616,999           281,113
  Asset Manager: Growth Portfolio                3,301,981           678,535              3,526,594           329,498
  Contrafund Portfolio                          12,156,695           470,737              8,417,189           246,277
  Index 500 Portfolio                           31,813,922         1,566,567             19,797,897         1,097,755
 Variable Insurance Products Fund III:
  Growth Opportunities Portfolio                 8,221,841           730,984              6,378,240           717,198
  Growth & Income Portfolio                     13,604,820         1,629,355             10,878,320           304,665
  Balanced Portfolio                            10,348,540         1,147,425              7,494,438           375,925
  Mid Cap Portfolio                                583,396            53,320                      -                 -

               PFL Retirement Builder Variable Annuity Account -
                   Retirement Income Builder Variable Annuity

                   Notes to Financial Statements (continued)

3. Contract Owners' Equity

A summary of deferred annuity contracts terminable by owners at December 31, 1999 follows:

                                                                              Return of Premium Death Benefit
                                                                  -------------------------------------------------------
                                                                  Accumulation        Accumulation         Total Contract
                        Subaccount                                 Units Owned         Unit Value              Value
-------------------------------------------------------------------------------------------------------------------------
 Money Market                                                     3,006,556.098           $1.127218           $ 3,389,044
 High Income                                                      5,698,937.906            1.175901             6,701,387
 Equity-Income                                                    8,812,337.781            1.475588            13,003,380
 Growth                                                           7,259,072.666            2.303843            16,723,764
 Overseas                                                         1,581,467.826            1.746083             2,761,374
 Investment Grade Bond                                            8,979,062.305            1.136386            10,203,681
 Asset Manager                                                    5,000,398.493            1.490174             7,451,464
 Asset Manager: Growth                                            2,517,202.713            1.637912             4,122,957
 Contrafund                                                       6,635,336.504            1.951816            12,950,956
 Index 500                                                       16,867,472.950            1.987714            33,527,712
 Growth Opportunities                                             4,816,401.648            1.557744             7,502,721
 Growth & Income                                                  7,210,251.573            1.708000            12,315,110
 Balanced                                                         6,318,466.775            1.375701             8,692,321
 Mid Cap                                                            104,783.145            1.349887               141,445

                                                                        5% Annually Compounding Death Benefit
                                                                            Annual Step-Up Death Benefit
                                                                  -------------------------------------------------------
                                                                  Accumulation        Accumulation         Total Contract
                        Subaccount                                 Units Owned         Unit Value              Value
-------------------------------------------------------------------------------------------------------------------------
 Money Market                                                     3,595,011.090           $1.122247           $ 4,034,490
 High Income                                                      4,482,422.581            1.170692             5,247,536
 Equity-Income                                                   10,707,066.298            1.469045            15,729,162
 Growth                                                           9,247,629.984            2.293625            21,210,595
 Overseas                                                         2,678,314.067            1.738346             4,655,837
 Investment Grade Bond                                            8,338,500.843            1.131353             9,433,788
 Asset Manager                                                    4,898,492.947            1.483581             7,267,311
 Asset Manager: Growth                                            2,713,217.130            1.630703             4,424,451
 Contrafund                                                       8,952,339.715            1.943178            17,395,990
 Index 500                                                       18,039,827.853            1.978931            35,699,575
 Growth Opportunities                                             5,869,614.476            1.551609             9,107,347
 Growth & Income                                                  8,516,426.400            1.701273            14,488,766
 Balanced                                                         6,434,001.920            1.370279             8,816,378
 Mid Cap                                                            362,572.170            1.348563               488,951

               PFL Retirement Builder Variable Annuity Account -
                   Retirement Income Builder Variable Annuity

                   Notes to Financial Statements (continued)



3. Contract Owners' Equity (continued)

A summary of changes in contract owners' account units follows:

                                             Money             High            Equity-
                                             Market           Income           Income               Growth         Overseas
                                           Subaccount       Subaccount       Subaccount           Subaccount      Subaccount
                                         -------------------------------------------------------------------------------------

 Units outstanding at January 1, 1998       3,042,492         1,503,715        4,280,652          3,103,522          1,263,248
  Units purchased                          55,491,757           337,085          706,558            413,851            125,355
  Units redeemed and transferred          (53,593,128)        5,474,385        8,622,923          4,086,301          1,410,614
                                         -------------------------------------------------------------------------------------
 Units outstanding at December 31, 1998     4,941,121         7,315,185       13,610,133          7,603,674          2,799,217
  Units purchased                           6,202,218         1,451,865        2,956,121          4,812,430            806,648
  Units redeemed and transferred           (4,541,772)        1,414,310        2,953,150          4,090,599            653,917
                                         -------------------------------------------------------------------------------------
 Units outstanding at December 31, 1999     6,601,567        10,181,360       19,519,404         16,506,703          4,259,782
                                         =====================================================================================

                                                                               Asset
                                           Investment          Asset          Manager:
                                           Grade Bond        Manager           Growth          Contrafund          Index 500
                                           Subaccount       Subaccount       Subaccount        Subaccount         Subaccount
                                          ------------------------------------------------------------------------------------
 Units outstanding at January 1, 1998       1,915,589        1,762,020        1,402,328          3,105,688          5,503,544
  Units purchased                             347,468          231,143          197,170            533,713          1,006,308
  Units redeemed and transferred            6,642,357        4,577,102        2,068,350          5,295,912         11,449,631
                                          ------------------------------------------------------------------------------------
 Units outstanding at December 31, 1998     8,905,414        6,570,265        3,667,848          8,935,313         17,959,483
  Units purchased                           3,062,608        1,090,869        1,083,964          3,771,495          9,840,504
  Units redeemed and transferred            5,349,541        2,237,757          478,608          2,880,868          7,107,314
                                          ------------------------------------------------------------------------------------
 Units outstanding at December 31, 1999    17,317,563        9,898,891        5,230,420         15,587,676         34,907,301
                                          ===================================================================================

               PFL Retirement Builder Variable Annuity Account -
                   Retirement Income Builder Variable Annuity

                   Notes to Financial Statements (continued)

3. Contract Owners' Equity (continued)

                                                        Growth            Growth &
                                                    Opportunities          Income               Balanced          Mid Cap
                                                      Subaccount         Subaccount            Subaccount       Subaccount
                                                    ------------------------------------------------------------------------
 Units outstanding at January 1, 1998                   1,647,631            774,418              464,934                  -
  Units purchased                                         468,163            555,489              324,109                  -
  Units redeemed and transferred                        3,706,599          7,055,485            5,355,528                  -
                                                    ------------------------------------------------------------------------
 Units outstanding at December 31, 1998                 5,822,393          8,385,392            6,144,571                  -
  Units purchased                                       2,750,499          3,797,808            2,766,032            238,609
  Units redeemed and transferred                        2,113,124          3,543,478            3,841,866            228,746
                                                    ------------------------------------------------------------------------
 Units outstanding at December 31, 1999                10,686,016         15,726,678           12,752,469            467,355
                                                    ========================================================================

4. Administrative, Mortality and Expense Risk Charge

Administrative charges include an annual charge of $30 per contract. Charges for administrative fees to the variable annuity contracts are an expense of the Mutual Fund Account.

PFL Life deducts a daily charge for assuming certain mortality and expense risks. For the 5% Annually Compounding Death Benefit and the Annual Step-Up Death Benefit, this charge is equal to an effective annual rate of 1.25% of the value of the contract owner's individual account. For the Return of Premium Death Benefit, the corresponding charge is equal to an effective annual rate of 1.10% of the value of the contract owner's individual account. PFL Life also deducts a daily charge equal to an annual rate of .15% of the contract owner's account for administrative expenses.


5. Taxes

Operations of the Mutual Fund Account form a part of PFL Life, which is taxed as a life insurance company under Subchapter L of the Internal Revenue Code of 1986, as amended (the "Code"). The operations of the Mutual Fund Account are accounted for separately from other operations of PFL Life for purposes of federal income taxation. The Mutual Fund Account is not separately taxable as a regulated investment company under Subchapter M of the Code and is not otherwise taxable as an entity separate from PFL Life. Under existing federal income tax laws, the income of the Mutual Fund Account, to the extent applied to increase reserves under the variable annuity contracts, is not taxable to PFL Life.

                                                                      RETIREMENT
                                                               INCOME BUILDER II
                                                                VARIABLE ANNUITY

                                                                  Issued Through
                                                 PFL RETIREMENT BUILDER VARIABLE
                                                                 ANNUITY ACCOUNT
                                                                              by
                                                      PFL LIFE INSURANCE COMPANY

Prospectus

May 1, 2000

This prospectus and the mutual fund prospectuses give you important information about the policies and the mutual funds. Please read them carefully before you invest and keep them for future reference.

If you would like more information about the Retirement Income Builder II Variable Annuity policy, you can obtain a free copy of the Statement of Additional Information (SAI) dated May 1, 2000. Please call us at (800) 525-6205 or write us at: PFL Life Insurance Company, Financial Markets Division, Variable Annuity Department, 4333 Edgewood Road N.E., Cedar Rapids, Iowa, 52499-0001. A registration statement, including the SAI, has been filed with the Securities and Exchange Commission (SEC) and is incorporated herein by reference. Information about the separate account can be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. You may obtain information about the operation of the public reference room by calling the SEC at 1-800-SEC-0330. The SEC also maintains a web site (http://www.sec.gov) that contains the prospectus, the SAI, material incorporated by reference and other information. The table of contents of the SAI is included at the end of this prospectus.

Please note that the policies and the mutual funds:
 .  are not bank deposits
 .  are not federally insured
 .  are not endorsed by any bank or government agency
 .  are not guaranteed to achieve their goal
 .  are subject to risks, including loss of premium

The Securities and Exchange Commission has not approved or disapproved these securities, or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

This flexible premium annuity policy has many investment choices. There is a fixed account, which offers interest at rates that are guaranteed by PFL Life Insurance Company (PFL), and twenty-nine mutual fund portfolios offered by the underlying funds listed below. You can choose any combination of these investment choices. You bear the entire investment risk for all amounts you put in the mutual fund portfolios.

AIM Variable Insurance Fund
  AIM V.I. Capital Appreciation Fund
  AIM V.I. Government Securities Fund
  AIM V.I. Growth and Income Fund
  AIM V.I. Value Fund

Dreyfus Stock Index Fund

Dreyfus Variable Investment Fund

  Dreyfus VIF - Money Market Portfolio

  Dreyfus VIF - Small Company Stock Portfolio

MFS(R) Variable Insurance TrustSM
  MFS Emerging Growth Series
  MFS Emerging Markets Equity Series
  MFS Research Series
  MFS Total Return Series
  MFS Utilities Series

Oppenheimer Variable Account Funds
  Oppenheimer Capital Appreciation Fund/VA
  Oppenheimer Global Securities Fund/VA
  Oppenheimer High Income Fund/VA
  Oppenheimer Main Street Growth & Income Fund/VA
  Oppenheimer Strategic Bond Fund/VA

Transamerica Variable Insurance Fund, Inc.

  Transamerica VIF Growth Portfolio

Variable Insurance Products Fund

(VIP) - Service Class 2

  Fidelity - VIP Equity-Income Portfolio

  Fidelity - VIP Growth Portfolio

  Fidelity - VIP High Income Portfolio

Variable Insurance Products Fund II

(VIP II) - Service Class 2

  Fidelity - VIP II Contrafund(R) Portfolio

  Fidelity - VIP II Investment Grade Bond Portfolio

Variable Insurance Products Fund III

(VIP III) - Service Class 2

  Fidelity - VIP III Growth & Income Portfolio

  Fidelity - VIP III Balanced Portfolio

  Fidelity - VIP III Mid Cap Portfolio

WRL Series Fund, Inc.
  WRL Janus Global
  WRL Janus Growth
  WRL VKAM Emerging Growth

TABLE OF CONTENTS                                                           Page

GLOSSARY OF TERMS..........................................................    3

SUMMARY....................................................................    4

ANNUITY POLICY FEE TABLE...................................................    8

EXAMPLES...................................................................   10

1. THE ANNUITY POLICY......................................................   13

2. PURCHASE................................................................   13
  Policy Issue Requirements................................................   13
  Premium Payments.........................................................   13
  Initial Premium Requirements.............................................   13
  Additional Premium Payments..............................................   14
  Maximum Total Premium Payments...........................................   14
  Allocation of Premium Payments...........................................   14
  Policy Value.............................................................   14

3. INVESTMENT CHOICES......................................................   14
  The Separate Account.....................................................   14
  The Fixed Account........................................................   15
  Transfers................................................................   16

4. PERFORMANCE.............................................................   16

5. EXPENSES................................................................   17
  Surrender Charges........................................................   17
  Excess Interest Adjustment...............................................   18
  Mortality and Expense Risk Fee...........................................   18
  Administrative Charges...................................................   18
  Premium Taxes............................................................   18
  Federal, State and Local Taxes...........................................   18
  Transfer Fee.............................................................   18
  Family Income Protector..................................................   18
  Portfolio Management Fees................................................   19

6. ACCESS TO YOUR MONEY....................................................   19
  Surrenders...............................................................   19
  Delay of Payment and Transfers...........................................   19
  Excess Interest Adjustment...............................................   19

7. ANNUITY PAYMENTS
  (THE INCOME PHASE).......................................................   20
  Annuity Payment Options..................................................   20

8. DEATH BENEFIT...........................................................   22
  When We Pay A Death Benefit..............................................   22
  When We Do Not Pay A Death Benefit.......................................   22

  Amount of Death Benefit...................................................  22
  Guaranteed Minimum Death Benefit..........................................  23
  Adjusted Partial Withdrawal...............................................  23

9. TAXES....................................................................  24
  Annuity Policies in General...............................................  24
  Qualified and Nonqualified Policies.......................................  24
  Withdrawals - Qualified Policies..........................................  24
  Withdrawals - 403(b) Policies.............................................  25
  Diversification and Distribution Requirements.............................  25
  Withdrawals - Nonqualified Policies.......................................  25
  Taxation of Death Benefit Proceeds........................................  25
  Annuity Payments..........................................................  25
  Transfers, Assignments and Exchanges of Policies..........................  26
  Possible Tax Law Changes..................................................  26

10. ADDITIONAL FEATURES.....................................................  26
  Systematic Payout Option..................................................  26
  Family Income Protector...................................................  26
  Nursing Care and Terminal Condition Withdrawal Option.....................  28
  Unemployment Waiver.......................................................  29
  Telephone Transactions....................................................  29
  Dollar Cost Averaging.....................................................  29
  Asset Rebalancing.........................................................  30

11. OTHER INFORMATION.......................................................  30
  Ownership.................................................................  30
  Assignment................................................................  30
  PFL Life Insurance Company................................................  30
  The Separate Account......................................................  30
  Mixed and Shared Funding..................................................  31
  Reinstatements............................................................  31
  Voting Rights.............................................................  31
  Distributor of the Policies...............................................  31
  Variations in Policy Provisions...........................................  31
  IMSA......................................................................  32
  Legal Proceedings.........................................................  32
  Financial Statements......................................................  32

TABLE OF CONTENTS OF THE STATEMENT OF ADDITIONAL INFORMATION................  32

APPENDIX A
  Condensed Financial Information...........................................  33

APPENDIX B

  Historical Performance Data...............................................  37

GLOSSARY OF TERMS

Accumulation Unit--An accounting unit of measure used in calculating the policy value in the separate account before the annuity commencement date.

Annuitant--The person during whose life any annuity payments involving life contingencies will continue.

Annuity Commencement Date--The date upon which annuity payments are to commence. The annuity commencement date may not be later than the last day of the policy month starting after the annuitant attains age 85, except as expressly allowed by PFL. In no event will this date be later than the last day of the policy month following the month in which the annuitant attains age 95. The annuity commencement date may be required to be earlier for qualified policies.

Annuity Payment Option--A method of receiving a stream of annuity payments selected by the owner.

Cash Value--The policy value increased or decreased by any excess interest adjustment, less the annual service charge, and less any applicable surrender charge, premium taxes and family income protector rider fee.

Cumulative Free Percentage--The percentage (as applied to the policy value) which is available free of any surrender charge.

Excess Interest Adjustment--A positive or negative adjustment to amounts withdrawn upon partial or full surrenders from the fixed account guaranteed period options, or to amounts applied to annuity payment options. The adjustment reflects changes in the interest rates declared by PFL since the date any payment was received by (or an amount was transferred to) the guaranteed period option. The excess interest adjustment can either decrease or increase the amount to be received by the owner upon full surrender or commencement of annuity payments, depending upon whether there has been an increase or decrease in interest rates, respectively.

Fixed Account--One or more investment choices under the policy that are part of PFL's general assets and are not in the separate account.

Guaranteed Period Options--The various guaranteed interest rate periods of the fixed account which PFL may offer and into which premium payments may be paid or amounts transferred.

Owner--The person who may exercise all rights and privileges under the policy. The owner during the lifetime of the annuitant and prior to the annuity commencement date is the person designated as the owner or a successor owner in the information that we require to issue a policy.

Policy Value--On or before the annuity commencement date, the policy value is equal to the owner's:
 .  premium payments; minus

 . partial withdrawals (including the net effect of any applicable excess interest adjustments and/or surrender charges on such withdrawals); plus

 .  interest credited in the fixed account; plus or minus
 .  accumulated gains or losses in the separate account; minus

 .  service charges, rider fees, premium taxes and transfer fees, if any.

Separate Account--The Retirement Income Builder II Variable Annuity division of the PFL Retirement Builder Variable Annuity Account. The PFL Retirement Builder Variable Annuity Account is a separate account established and registered as a unit investment trust under the Investment Company Act of 1940, as amended (the "1940 Act"), to which premium payments under the policies may be allocated.

Subaccount--A subdivision within the separate account, the assets of which are invested in a specified portfolio of the underlying funds.

              (Note: The SAI contains a more extensive Glossary.)

SUMMARY

The sections in this summary correspond to sections in this prospectus, which discuss the topics in more detail.

1. THE ANNUITY POLICY

The flexible premium variable annuity policy offered by PFL Life Insurance Company (PFL, we, us, or our) provides a way for you to invest on a tax-deferred basis in the following investment choices: subaccounts of the separate account, and a fixed account of PFL. The policy is intended to accumulate money for retirement or other long-term investment purposes.

This policy offers twenty-nine subaccounts that are listed in Section 3. Each subaccount invests exclusively in shares of one of the portfolios of the underlying funds. The policy value may depend on the investment experience of the selected subaccounts. Therefore, you bear the entire investment risk with respect to all policy value in any subaccount. You could lose the amount that you invest.

The fixed account offers an interest rate that PFL guarantees. We guarantee to return your investment with interest credited for all amounts allocated to the fixed account.

You can transfer money between any of the investment choices within certain limits. We reserve the right to impose a $10 fee for each transfer in excess of 12 transfers per policy year.

The policy, like all deferred annuity policies, has two phases: the "accumulation phase" and the "income phase." During the accumulation phase, earnings accumulate on a tax-deferred basis and are taxed as ordinary income when you take them out of the policy. The income phase occurs when you begin receiving regular payments from your policy. The money you can accumulate during the accumulation phase will largely determine the income payments you receive during the income phase.

2. PURCHASE

You can buy this policy with $2,000 or more under most circumstances. You can add as little as $50 at any time during the accumulation phase.

3. INVESTMENT CHOICES

You can allocate your premium payments to one or more of the following investment choices described in the underlying fund prospectuses:

AIM V.I. Capital Appreciation Fund
AIM V.I. Government Securities Fund
AIM V.I. Growth and Income Fund
AIM V.I. Value Fund
Dreyfus Stock Index Fund

Dreyfus VIF - Money Market Portfolio

Dreyfus VIF - Small Company Stock Portfolio
MFS Emerging Growth Series

MFS Emerging Markets Equity Series(/1/)
MFS Research Series
MFS Total Return Series
MFS Utilities Series
Oppenheimer Capital Appreciation Fund/VA
Oppenheimer Global Securities Fund/VA
Oppenheimer High Income Fund/VA
Oppenheimer Main Street Growth & Income Fund/VA
Oppenheimer Strategic Bond Fund/VA

Transamerica VIF Growth Portfolio

Fidelity - VIP Equity-Income Portfolio - Service Class 2

Fidelity - VIP Growth Portfolio - Service Class 2

Fidelity - VIP High Income Portfolio - Service Class 2

Fidelity - VIP II Contrafund(R) Portfolio - Service Class 2

Fidelity - VIP II Investment Grade Bond Portfolio -Service Class 2

Fidelity - VIP III Growth & Income Portfolio -  Service Class 2

Fidelity - VIP III Balanced Portfolio - Service Class 2

Fidelity - VIP III Mid Cap Portfolio - Service Class 2
WRL Janus Global
WRL Janus Growth
WRL VKAM Emerging Growth

(/1/Formerly)known as MFS Foreign & Colonial Emerging Markets Equity Series.

Depending upon their investment performance, you can make or lose money in any of these subaccounts.

You can also allocate your premium payments to the fixed account.

4. PERFORMANCE

The value of the policy will vary up or down depending upon the investment performance of the subaccounts you choose. We provide performance information in Appendix B and in the SAI. This data does not indicate future performance.

5. EXPENSES

No deductions are made from premium payments at the time you buy the policy so that the full amount of each premium payment is invested in one or more of your investment choices.

We may deduct a surrender charge of up to 6.0% of premium payments withdrawn within five years after the premium is paid. However, after the tenth policy year, no surrender charges apply, regardless of when you made your last premium payment. To calculate surrender charges, we consider the premium you paid to come out before any earnings.

Full surrenders and partial withdrawals from a guaranteed period option of the fixed account may also be subject to an excess interest adjustment, which may increase or decrease the amount you receive. This adjustment may also apply to amounts applied to an annuity payment option from a guaranteed period option of the fixed account.

We deduct daily mortality and expense risk fees and administrative charges of either 1.25% or 1.40% per year from the assets in each subaccount, depending on the guaranteed minimum death benefit you choose.

During the accumulation phase, we deduct an annual service charge of no more than $30 from the policy value on each policy anniversary and at the time of surrender. The charge is waived if either the policy value or the sum of all premium payments, minus all partial withdrawals, is at least $50,000.

We will deduct state premium taxes, which currently range from 0% to 3.50%, upon total surrender, payment of a death benefit, or when annuity payments begin.

If you elect the family income protector rider, there is an annual fee during the accumulation phase of 0.30% of the minimum annuitization value. If you receive annuity payments under the rider, then during the income phase, there is a guaranteed payment fee at an annual rate of 1.25% of the daily net asset value in the separate account.

The value of the net assets of the mutual fund subaccounts will reflect the management fee and other expenses incurred by the underlying fund portfolios.

6. ACCESS TO YOUR MONEY

You can take out $500 or more anytime during the accumulation phase (except under certain qualified policies). You may take out up to 10% of the policy value free of surrender charges each policy year. The percentage that may be taken free of surrender charges is referred to as the cumulative free percentage. Also, withdrawals from the fixed account up to this percentage will not be subject to an excess interest adjustment. Any cumulative free percentage that is not taken in one year is carried forward and is available to be taken in the following policy year. Amounts withdrawn in excess of the cumulative free percentage may be subject to a surrender charge and excess interest adjustment. You may also have to pay income tax and a tax penalty on any money you take out.

Access to amounts held in qualified policies may not be restricted or prohibited.

7. ANNUITY PAYMENTS (THE INCOME PHASE)

The policy allows you to receive income under one of five annuity payment options. You may choose from fixed payment options, variable payment options, or a combination of both. If you select a variable payment option, the dollar amount of your payments may go up or down.

8. DEATH BENEFIT

If you are both the owner and the annuitant and you die before the income phase begins, then your beneficiary will receive a death benefit.

Naming different persons as owner and annuitant can affect whether the death benefit is payable and to whom amounts will be paid. Use care when naming owners, annuitants and beneficiaries, and consult your agent if you have questions.

You may choose one of the following guaranteed minimum death benefits:
 .  5% Annually Compounding
 .  Annual Step-Up
 .  Return of Premium

Charges are lower for the Return of Premium Death Benefit than they are for the other two.

If the owner is not the annuitant, no death benefit is paid if the owner dies.

9. TAXES

Your earnings, if any, are not taxed until you take them out. If you take money out during the accumulation phase, earnings come out first for federal tax purposes, and are taxed as ordinary income. If you are younger than 59 1/2 when you take money out, you may be charged a 10% federal penalty tax on the earnings. Payments during the income phase are considered partly a return of your original investment so that part of each payment is not taxable as income.

10. ADDITIONAL FEATURES

This policy has additional features that might interest you. These include the following:

 . You can arrange to have money automatically sent to you monthly, quarterly, semi-annually or annually while your policy is in the accumulation phase. This feature is referred to as the "systematic payout option." Amounts you receive may be included in your gross income, and in certain circumstances, may be subject to penalty taxes.

 . You can elect an optional rider that guarantees you a minimum annuitization value. This feature is called the "family income protector." There is an extra charge for this rider and the rider may vary by state.

 . Under certain medically related circumstances, we will allow you to surrender or partially withdraw your policy value without a surrender charge and excess interest adjustment. This feature is called the "nursing care and terminal condition withdrawal option."

 . Under certain unemployment circumstances, you may withdraw all or a portion of the policy value free of surrender charges and excess interest adjustments. This feature is called the "unemployment waiver."

 . You may make transfers and/or change the allocation of additional premium payments by telephone.

 . You can arrange to have a certain amount of money (at least $500) automatically transferred from the fixed account, either monthly or quarterly, to your choice of subaccounts. This feature is called "dollar cost averaging."

 . We will, upon your request, automatically transfer amounts among the subaccounts on a regular basis to maintain a desired allocation of the policy value among the various subaccounts. This feature is called "asset rebalancing."

These features are not available in all states and may not be suitable for your particular situation.

11. OTHER INFORMATION

Right to Cancel Period. You may return your policy for a refund. The amount of time you have to return the policy will depend on the state where the policy was issued. It is generally only 20 days. The amount of the refund will generally be the policy value. PFL will pay the refund within 7 days after it receives written notice of cancellation and the returned policy. The policy will then be deemed void. In some states you may have more or less than 20 days to return a policy, or receive a refund of more (or less) than the policy value.

No Probate. Usually, when the annuitant dies, the person you choose as your beneficiary will receive the death benefit under this policy without going through probate. State laws vary on how the amount that may be paid is treated for estate tax purposes.

Who should purchase the Policy? This policy is designed for people seeking long-term tax-deferred accumulation of assets, generally for retirement or other long-term purposes; and for persons who have maximized their use of other retirement savings methods, such as 401(k) plans. The tax-deferred feature is most attractive to people in high federal and state tax brackets. The tax deferral features of variable annuities are unnecessary when purchased to fund a qualified plan. You should not buy this policy if you are looking for a short-term investment or if you cannot take the risk of losing the money that you put in.

There are various fees and charges associated with variable annuities. You should consider whether the features and benefits of this policy, such as the opportunity for lifetime income payments, a guaranteed death benefit, the guaranteed level of certain charges, and the family income protector, make this policy appropriate for your needs.

Financial Statements. Financial statements for PFL and the subaccounts are in the SAI.

12. INQUIRIES

If you need more information, please contact us at:

Administrative and Service Office
Financial Markets Division
Variable Annuity Department
PFL Life Insurance Company
4333 Edgewood Road N.E.
P.O. Box 3183
Cedar Rapids, IA 52406-3183

You may check your policy at www.pfllife.com/fmd. Follow the logon procedures. You will need your pre-assigned Personal Identification Number ("PIN") to access information about your policy.

                            ANNUITY POLICY FEE TABLE
--------------------------------------------------------------------------------

       Policy Owner Transaction Expenses
-----------------------------------------------
Sales Load On Purchase
 Payments.....................                0
Maximum Surrender Charge
 (as a % of Premium Payments
  Surrendered)(/1/)(/2/)......               6%
Annual Service Charge(/2/)....   $30 Per Policy
Transfer Fee(/2/)............. Currently No Fee

      Separate Account Annual Expenses
 (as a percentage of average account value)
Mortality and Expense Risk
 Fees(/3/).....................        1.25%
Administrative Charge..........        0.15%
                                ------------
TOTAL SEPARATE ACCOUNT
 ANNUAL EXPENSES...............        1.40%

--------------------------------------------------------------------------------
                           Portfolio Annual Expenses/(4)/
                      (as a percentage of average net assets
                          and after expense reimbursements)
--------------------------------------------------------------------------------
                                 Management  Other      Rule    Total Portfolio
                                    Fees    Expenses 12b-1 Fees Annual Expenses
-------------------------------------------------------------------------------
  AIM V.I. Capital Appreciation
   Fund........................    0.62%     0.11%       --          0.73%
  AIM V.I. Government
   Securities Fund.............    0.50%     0.40%       --          0.90%
  AIM V.I. Growth and Income
   Fund........................    0.61%     0.16%       --          0.77%
  AIM V.I. Value Fund..........    0.61%     0.15%       --          0.76%
  Dreyfus Stock Index Fund.....    0.25%     0.01%       --          0.26%
  Dreyfus VIF -- Money Market
   Portfolio...................    0.50%     0.08%       --          0.58%
  Dreyfus VIF -- Small Company
   Stock Portfolio.............    0.75%     0.22%       --          0.97%
  MFS Emerging Growth
   Series(/5/).................    0.75%     0.09%       --          0.84%
  MFS Emerging Markets Equity
   Series(/6/).................    1.25%     0.32%       --          1.57%
  MFS Research Series(/5/).....    0.75%     0.11%       --          0.86%
  MFS Total Return
   Series(/5/).................    0.75%     0.15%       --          0.90%
  MFS Utilities Series(/5/)....    0.75%     0.16%       --          0.91%
  Oppenheimer Capital
   Appreciation Fund/VA........    0.68%     0.02%       --          0.70%
  Oppenheimer Global Securities
   Fund/VA.....................    0.67%     0.02%       --          0.69%
  Oppenheimer High Income
   Fund/VA.....................    0.74%     0.01%       --          0.75%
  Oppenheimer Main Street
   Growth & Income Fund/VA.....    0.73%     0.05%       --          0.78%
  Oppenheimer Strategic Bond
   Fund/VA.....................    0.74%     0.04%       --          0.78%
  Transamerica VIF Growth
   Portfolio(/7/)..............    0.70%     0.15%       --          0.85%
  Fidelity -- VIP Equity-
   Income -- Service Class
   2(/8/)......................    0.48%     0.10%     0.25%         0.83%
  Fidelity -- VIP Growth --
    Service Class 2(/8/).......    0.58%     0.10%     0.25%         0.93%
  Fidelity -- VIP High
   Income -- Service Class
   2(/8/)......................    0.58%     0.12%     0.25%         0.95%
  Fidelity -- VIP II
   Contrafund(R) -- Service
   Class 2(/8/)................    0.58%     0.12%     0.25%         0.95%
  Fidelity -- VIP II Investment
   Grade Bond -- Service Class
   2(/8/)......................    0.43%     0.14%     0.25%         0.82%
  Fidelity -- VIP III Growth &
   Income --
    Service Class 2(/8/).......    0.48%     0.13%     0.25%         0.86%
  Fidelity -- VIP III
   Balanced -- Service Class
   2(/8/)......................    0.43%     0.16%     0.25%         0.84%
  Fidelity -- VIP III Mid
   Cap -- Service Class
   2(/8/)......................    0.57%     0.43%     0.25%         1.25%
  WRL Janus Global(/9/)........    0.80%     0.12%       --          0.92%
  WRL Janus Growth(/10/).......    0.80%     0.05%       --          0.85%
  WRL VKAM Emerging Growth.....    0.80%     0.07%       --          0.87%

(/1/The)surrender charge is decreased based on the number of years since the premium payment was made, from 6% in the year in which the premium payment was made to 0% in the sixth year after the premium payment was made. However, after the tenth policy year, no surrender charges apply, regardless of when you made your last premium payment. If applicable, a surrender charge will only be applied to withdrawals that exceed the amount available under certain listed exceptions.

(/2/The)surrender charge and transfer fee, if any are imposed, apply to each policy, regardless of how policy value is allocated among the separate account and the fixed account. The service charge is the lesser of $30 or 2% of the policy value. It applies to both the fixed account and the separate account, and is assessed on a prorata basis relative to each account's policy value as a percentage of the policy's total policy value. There is no fee for the first 12 transfers per policy year. For additional transfers, PFL may charge a fee of $10 per transfer, but currently does not charge for any transfers. Separate account expenses do not apply to the fixed account.

(/3/Mortality)and expense risk fees shown (1.25%) are for the "5% Annually
    Compounding Death Benefit" and the "Annual Step Up Death Benefit." This reflects a fee that is 0.15% higher than the 1.10% corresponding fees for the "Return of Premium Death Benefit."

(/4/The)fee table information relating to the underlying funds was provided to PFL by the underlying funds, their investment advisers or managers, and PFL has not independently verified such information. Actual future expenses of the underlying funds may be greater or less than those shown in the Table.

(/5/Each)series has an expense offset arrangement which reduces the series' custodian fee based upon the amount of cash maintained by the series with its custodian and dividend disbursing agent. Each series may enter into other such arrangements and directed brokerage arrangements, which would also have the effect of reducing the series' expenses. Other expenses do not take into account these expense reductions, and are therefore higher than the actual expenses of the series. The ratios for Other Expenses and Total Underlying Fund Annual Expenses (reduced by custodial offset arrangements), respectively, would have been as follows:
   0.08%, 0.83% - MFS Emerging Growth Series; 0.10%, 0.85% - MFS Research Series; 0.14%, 0.89% - MFS Total Return Series; and 0.15%, 0.90% - MFS Utilities Series.

(/6/For)the MFS Emerging Markets Equity Series, the management fees before waivers were 1.25% and other expenses before reimbursements were 4.84%. Therefore, Total Portfolio Annual Expenses before waivers and other expenses before reimbursements (reduced by custodial offset arrangements) for the period ended December 31, 1999 were 6.02%.

(/7/For)the Transamerica VIF Growth Portfolio, the management fees before waivers were 0.75% and other expenses before reimbursements were 0.15%. Therefore, Total Portfolio Annual Expenses before waivers and other expenses before reimbursements (reduced by custodial offset arrangements) for the period ended December 31, 1999 were 0.90%.

(/8/Service)Class 2 expenses are based on estimated expenses for the first year. VIP expenses are without any reimbursement.

(/9/For)WRL Janus Global, the investment adviser currently waives 0.025% of its advisory fee on portfolio average daily net assets over $2 billion (net fee - 0.775%). This waiver is voluntary and will be terminated on June 25, 2000.

(/10/For)WRL Janus Growth, the investment adviser currently waives 0.025% of its advisory fee for the first $3 billion of the portfolio's average daily net assets (net fee - 0.775%); and 0.05% for the portfolio's average daily net assets above $3 billion (net fee - 0.75%). This waiver is voluntary and will be terminated on June 25, 2000.

EXAMPLES

You would pay the following expenses on a $1,000 investment, assuming a hypothetical 5% annual return on assets, assuming the entire policy value is in the applicable subaccount, and assuming the family income protector benefit has not been selected:

The expenses reflect different mortality and expense risk fees depending on which death benefit you select:
A = Return of Premium Death Benefit (1.10% charge)
B = 5% Annually Compounding Death Benefit or the Annual Step-Up Death Benefit
  (1.25% charge)

                                                            If the Policy is
                                                         annuitized at the end
                                     If the Policy is    of the applicable time
                                  surrendered at the end    period or if the
                                  of the applicable time Policy is still in the
                                         period.          accumulation phase.
                                 ----------------------------------------------
                                   1     3     5    10    1     3     5    10
  Subaccounts                     Year Years Years Years Year Years Years Years
-------------------------------------------------------------------------------
  AIM V.I. Capital
   Appreciation Fund            A $75  $106  $121  $243  $21   $66  $113  $243
                             --------------------------------------------------
                                B $77  $111  $129  $258  $23   $70  $120  $258
-------------------------------------------------------------------------------
  AIM V.I. Government
   Securities Fund              A $77  $111  $130  $260  $23   $71  $121  $260
                             --------------------------------------------------
                                B $78  $116  $138  $275  $24   $75  $129  $275
-------------------------------------------------------------------------------
  AIM V.I. Growth and Income
   Fund                         A $75  $107  $123  $247  $22   $67  $115  $247
                             --------------------------------------------------
                                B $77  $112  $131  $262  $23   $71  $122  $262
-------------------------------------------------------------------------------
  AIM V.I. Value Fund           A $75  $107  $123  $246  $22   $67  $114  $246
                             --------------------------------------------------
                                B $77  $112  $130  $261  $23   $71  $122  $261
-------------------------------------------------------------------------------
  Dreyfus Stock Index Fund      A $70  $ 91  $ 97  $193  $17   $51  $ 88  $193
                             --------------------------------------------------
                                B $72  $ 96  $105  $209  $18   $56  $ 96  $209
-------------------------------------------------------------------------------
  Dreyfus VIF--Money Market
   Portfolio                    A $74  $101  $113  $227  $20   $61  $105  $227
                             --------------------------------------------------
                                B $75  $106  $121  $243  $21   $66  $113  $243
-------------------------------------------------------------------------------
  Dreyfus VIF--Small Company    A $78  $113  $133  $267  $24   $73  $125  $267
                             --------------------------------------------------
   Stock Portfolio              B $79  $118  $141  $282  $25   $77  $132  $282
-------------------------------------------------------------------------------
  MFS Emerging Growth Series    A $76  $109  $127  $254  $22   $69  $118  $254
                             --------------------------------------------------
                                B $78  $114  $134  $269  $24   $74  $126  $269
-------------------------------------------------------------------------------
  MFS Emerging Markets
   Equity Series                A $84  $134  $167  $332  $30   $93  $158  $332
                             --------------------------------------------------
                                B $86  $138  $174  $346  $32   $97  $165  $346
-------------------------------------------------------------------------------
  MFS Research Series           A $76  $110  $128  $256  $23   $70  $119  $256
                             --------------------------------------------------
                                B $78  $115  $135  $271  $24   $74  $127  $271
-------------------------------------------------------------------------------
  MFS Total Return Series       A $77  $111  $130  $260  $23   $71  $121  $260
                             --------------------------------------------------
                                B $78  $116  $138  $275  $24   $75  $129  $275
-------------------------------------------------------------------------------
  MFS Utilities Series          A $77  $112  $130  $261  $23   $71  $122  $261
                             --------------------------------------------------
                                B $78  $116  $138  $276  $25   $76  $129  $276
-------------------------------------------------------------------------------
  Oppenheimer Capital
   Appreciation                 A $75  $105  $120  $240  $21   $65  $111  $240
                             --------------------------------------------------
   Fund/VA                      B $76  $110  $127  $255  $22   $69  $119  $255
-------------------------------------------------------------------------------
  Oppenheimer Global
   Securities Fund/VA           A $75  $105  $119  $239  $21   $64  $111  $239
                             --------------------------------------------------
                                B $76  $109  $127  $254  $22   $69  $118  $254

EXAMPLES continued

                                                                     If the Policy is annuitized at
                                 If the Policy is surrendered        the end of the applicable time
                                 at the end of the applicable       period or if the Policy is still
                                         time period.                  in the accumulation phase.
                                -----------------------------------------------------------------------
                                  1        3        5       10        1        3        5         10
  Subaccounts                    Year    Years    Years    Years    Year     Years    Years     Years
-------------------------------------------------------------------------------------------------------
  Oppenheimer High Income
   Fund/VA                  A   $   75  $   107  $   122  $   245  $    21   $    66 $    114  $    245
                             --------------------------------------------------------------------------
                            B   $   77  $   111  $   130  $   260  $    23   $    71 $    121  $    260
-------------------------------------------------------------------------------------------------------
  Oppenheimer Main Street
   Growth &                 A   $   76  $   108  $   124  $   248  $    22   $    67 $    115  $    248
                             --------------------------------------------------------------------------
   Income Fund/VA           B   $   77  $   112  $   131  $   263  $    23   $    72 $    123  $    263
-------------------------------------------------------------------------------------------------------
  Oppenheimer Strategic
   Bond Fund/VA             A   $   76  $   108  $   124  $   248  $    22   $    67 $    115  $    248
                             --------------------------------------------------------------------------
                            B      $77     $112     $131     $263      $23       $72     $123      $263
-------------------------------------------------------------------------------------------------------
  Transamerica VIF Growth
   Portfolio                A   $   76  $   110  $   127  $   255  $    22   $    69 $    119  $    255
                             --------------------------------------------------------------------------
                            B      $78     $114     $135     $270      $24       $74     $126      $270
-------------------------------------------------------------------------------------------------------
  Fidelity--VIP Equity-
   Income                   A   $   76  $   109  $   126  $   253  $    22   $    69 $    118  $    253
                             --------------------------------------------------------------------------
   Service Class 2          B   $   78  $   114  $   134  $   268  $    24   $    73 $    125  $    268
-------------------------------------------------------------------------------------------------------
  Fidelity--VIP Growth      A   $   77  $   112  $   131  $   263  $    23   $    72 $    123  $    263
                             --------------------------------------------------------------------------
   Service Class 2          B   $   79  $   117  $   139  $   278  $    25   $    76 $    130  $    278
-------------------------------------------------------------------------------------------------------
  Fidelity--VIP High
   Income                   A   $   77  $   113  $   132  $   265  $    23   $    72 $    124  $    265
                             --------------------------------------------------------------------------
   Service Class 2          B   $   79  $   117  $   140  $   280  $    25   $    77 $    131  $    280
-------------------------------------------------------------------------------------------------------
  Fidelity--VIP II
   Contrafund(R)            A   $   77  $   113  $   132  $   265  $    23   $    72 $    124  $    265
                             --------------------------------------------------------------------------
   Service Class 2          B   $   79  $   117  $   140  $   280  $    25   $    77 $    131  $    280
-------------------------------------------------------------------------------------------------------
  Fidelity--VIP II
   Investment Grade Bond    A   $   76  $   109  $   126  $   252  $    22   $    68 $    117  $    252
                             --------------------------------------------------------------------------
   Service Class 2          B   $   78  $   113  $   133  $   267  $    24   $    73 $    125  $    267
-------------------------------------------------------------------------------------------------------
  Fidelity--VIP III Growth
   & Income                 A   $   76  $   110  $   128  $   256  $    23   $    70 $    119  $    256
                             --------------------------------------------------------------------------
   Service Class 2          B   $   78  $   115  $   135  $   271  $    24   $    74 $    127  $    271
-------------------------------------------------------------------------------------------------------
  Fidelity--VIP III
   Balanced                 A   $   76  $   109  $   127  $   254  $    22   $    69 $    118  $    254
                             --------------------------------------------------------------------------
   Service Class 2          B   $   78  $   114  $   134  $   269  $    24   $    74 $    126  $    269
-------------------------------------------------------------------------------------------------------
  Fidelity--VIP III Mid
   Cap                      A   $   80  $   122  $   148  $   295  $    26   $    81 $    139  $    295
                             --------------------------------------------------------------------------
   Service Class 2          B   $   82  $   127  $   155  $   310  $    28   $    86 $    146  $    310
-------------------------------------------------------------------------------------------------------
  WRL VKAM Emerging Growth  A   $   77  $   110  $   128  $   257  $    23   $    70 $    120  $    257
                             --------------------------------------------------------------------------
                            B   $   78  $   115  $   136  $   272  $    24   $    74 $    127  $    272
-------------------------------------------------------------------------------------------------------
  WRL Janus Global          A   $   77  $   112  $   131  $   262  $    23   $    71 $    122  $    262
                             --------------------------------------------------------------------------
                            B   $   79  $   117  $   139  $   277  $    25   $    76 $    130  $    277
-------------------------------------------------------------------------------------------------------
  WRL Janus Growth          A   $   76  $   110  $   127  $   255  $    22   $    69 $    119  $    255
                             --------------------------------------------------------------------------
                            B   $   78  $   114  $   135  $   270  $    24   $    74 $    126  $    270


The above tables will assist you in understanding the costs and expenses of the policy that you will bear, directly or indirectly. These include the 1999 expenses of the underlying funds. In addition to the expenses listed above, premium taxes may be applicable.

The examples should not be considered a representation of past or future expenses, and actual expenses may be greater or less than those shown. The assumed 5% annual return is hypothetical and should not be considered a representation of past or future annual returns, which may be greater or less than the assumed rate.

In these examples, the annual $30 service charge is reflected as a charge of 0.114478% based on an average policy value of $26,206.00.

These examples do not reflect the annual fee of 0.30% of the minimum annuitization value for the family income protector rider. The above expense figures would be approximately $3 per year higher if you elected that rider.

Financial Information. Condensed financial information for the subaccounts is in Appendix A to this prospectus.

1. THE ANNUITY POLICY

This prospectus describes the Retirement Income Builder II Variable Annuity policy offered by PFL Life Insurance Company.

An annuity is a policy between you, the owner, and an insurance company (in this case PFL), where the insurance company promises to pay you an income in the form of annuity payments. These payments begin on a designated date, referred to as the annuity commencement date. Until the annuity commencement date, your annuity is in the accumulation phase and the earnings (if any) are tax deferred. Tax deferral means you generally are not taxed on your annuity until you take money out of your annuity. After the annuity commencement date, your annuity switches to the income phase.

The policy is a flexible premium variable annuity. You can use the policy to accumulate funds for retirement or other long-term financial planning purposes.

The policy is a "flexible premium" policy because after you purchase it, you can generally make additional investments of any amount of $50 or more, until the annuity commencement date. But you are not required to make any additional investments.

The policy is a "variable" annuity because the value of your investments can go up or down based on the performance of your investment choices. If you invest in the variable annuity portion of the policy, the amount of money you are able to accumulate in your policy during the accumulation phase depends upon the performance of your investment choices. The amount of annuity payments you receive during the income phase from the variable annuity portion of your policy also depends upon the investment performance of your investment choices for the income phase. However, if you annuitize under the family income protector rider, then PFL will guarantee a minimum amount of your annuity payments. There is an extra charge for this rider.

The policy also contains a fixed account. The fixed account offers an interest rate that we guarantee will not decrease during the selected guaranteed period. There may be different interest rates for each different guaranteed period that you select.

2.  PURCHASE

Policy Issue Requirements

PFL will not issue a policy unless:

 . PFL receives all information needed to issue the policy;
 . PFL receives a minimum initial premium payment;

 . The annuitant and any joint owner are age 84 or younger.

We reserve the right to reject any application or premium payment.

Premium Payments

You should make checks for premium payments payable only to PFL Life Insurance Company and send them to the administrative and service office. Your check must be honored in order for PFL to pay any associated payments and benefits due under the policy.

Initial Premium Requirements

The initial premium payment for most policies must be at least $2,000. There is no minimum initial premium payment for policies issued under 403(b) policies of the Internal Revenue Code; however, your premium must be received within 90 days of the policy date or your policy will be canceled. PFL will credit your initial premium payment to your policy within two business days after the day PFL receives it and your complete policy information. If we are unable to credit your initial premium payment, we will contact you within five business days and explain why. We will also return your initial premium payment at that time unless you tell us to keep it and credit it as soon as possible.

The date on which we credit your initial premium payment to your policy is the policy date. The policy date is used to determine policy years, policy months and policy anniversaries.

Additional Premium Payments

You are not required to make any additional premium payments. However, you can make additional premium payments as often as you like during the lifetime of the annuitant and during the accumulation phase. Additional premium payments must be at least $50. PFL will credit additional premium payments to your policy as of the business day we receive your premium and required information. Additional premium payments must be received before the New York Stock Exchange closes to get same-day pricing of the additional premium payment.

Maximum Total Premium Payments

We allow premium payments up to a total of $1,000,000 without prior approval.

Allocation of Premium Payments

When you purchase a policy, PFL will allocate your premium payment to the investment choices you select. Your allocation must be in whole percentages and must total 100%. We will allocate additional premium payments the same way, unless you request a different allocation.

If you allocate your premium payment to the dollar cost averaging fixed account, you must give us instructions regarding the subaccount(s) to which transfers are to be made or we cannot accept your premium payment.

You may change allocations for future additional premium payments by sending written instructions or by telephone, subject to the limitations described below under "Telephone Transactions." The allocation change will apply to premium payments received after the date we receive the change request.

Policy Value

You should expect your policy value to change from valuation period to valuation period. A valuation period begins at the close of trading on the New York Stock Exchange on each business day and ends at the close of trading on the next succeeding business day. A business day is each day that the New York Stock Exchange is open. The New York Stock Exchange generally closes at 4:00 p.m. eastern time. Holidays are generally not business days.

3. INVESTMENT CHOICES

The Separate Account

The Retirement Income Builder II Variable Annuity separate account currently consists of twenty-nine subaccounts.

The subaccounts invest in shares of the underlying fund portfolios. The companies that provide investment advice and administrative services for the underlying fund portfolios offered through this policy are listed below. The following investment choices are currently offered through this policy:

AIM VARIABLE INSURANCE FUNDS
Managed by A I M Advisors, Inc.
 AIM V.I. Capital Appreciation Fund
 AIM V.I. Government Securities Fund
 AIM V.I. Growth and Income Fund
 AIM V.I. Value Fund

DREYFUS STOCK INDEX FUND
Managed by The Dreyfus Corporation

and Mellon Equity Associates as index fund manager

DREYFUS VARIABLE INVESTMENT FUND
Managed by The Dreyfus Corporation

 Dreyfus VIF--Money Market Portfolio

 Dreyfus VIF--Small Company Stock Portfolio

MFS(R) VARIABLE INSURANCE TRUSTSM
Managed by Massachusetts Financial Services Company
 MFS Emerging Growth Series
 MFS Emerging Markets Equity Series
 MFS Research Series
 MFS Total Return Series
 MFS Utilities Series

OPPENHEIMER VARIABLE ACCOUNT FUNDS
Managed by OppenheimerFunds, Inc.
 Oppenheimer Capital Appreciation Fund/VA
 Oppenheimer Global Securities Fund/VA
 Oppenheimer High Income Fund/VA
 Oppenheimer Main Street Growth & Income Fund/VA
 Oppenheimer Strategic Bond Fund/VA

TRANSAMERICA VARIABLE INSURANCE FUND, INC.

Managed by Transamerica Investment Services, Inc.

 Transamerica VIF Growth Portfolio

VARIABLE INSURANCE PRODUCTS FUND (VIP)--SERVICE CLASS 2

Managed by Fidelity Management & Research Company

 Fidelity--VIP Equity-Income Portfolio

 Fidelity--VIP Growth Portfolio

 Fidelity--VIP High Income Portfolio

VARIABLE INSURANCE PRODUCTS FUND II (VIP II)--SERVICE CLASS 2

Managed by Fidelity Management & Research Company

 Fidelity--VIP II Contrafund(R) Portfolio

 Fidelity--VIP II Investment Grade Bond Portfolio

VARIABLE INSURANCE PRODUCTS FUND III (VIP III)--SERVICE CLASS 2

Managed by Fidelity Management & Research Company

 Fidelity--VIP III Growth & Income Portfolio

 Fidelity--VIP III Balanced Portfolio

 Fidelity--VIP III Mid Cap Portfolio

WRL SERIES FUND, INC.
Subadvised by Janus Capital Corporation
 WRL Janus Global
 WRL Janus Growth
Subadvised by Van Kampen Asset Management Inc.
 WRL VKAM Emerging Growth

The general public may not purchase shares of these underlying fund portfolios. The investment objectives and policies may be similar to other portfolios and mutual funds managed by the same investment adviser or manager that are sold directly to the public. You should not expect that the investment results of the underlying fund portfolios to be the same as those of other portfolios or mutual funds.

More detailed information, including an explanation of the portfolios' investment objectives, may be found in the current prospectuses for the underlying fund portfolios, which are attached to this prospectus. You should read the prospectuses for each of the underlying fund portfolios carefully before you invest.

PFL may receive expense reimbursements or other revenues from the underlying funds or their managers. The amount of these reimbursements or revenues, if any, may be different for different funds or portfolios, and may be based on the amount of assets that PFL or the separate account invests in the underlying fund portfolios.

We do not guarantee that any of the subaccounts will always be available for premium payments, allocations, or transfers. See the SAI for more information concerning the possible addition, deletion or substitution of investments.

The Fixed Account

Premium payments allocated and amounts transferred to the fixed account become part of PFL's general account. Interests in the general account have not been registered under the Securities Act of 1933 (the "1933 Act"), nor is the general account registered as an investment company under the 1940 Act. Accordingly, neither the general account nor any interests therein are generally subject to the provisions of the 1933 or 1940 Acts. PFL has been advised that the staff of the SEC has not reviewed the disclosures in this Prospectus which relate to the fixed account.

We guarantee that the interest credited to the fixed account will not be less than 3% per year. At the end of the guaranteed period option you selected, the value in that guaranteed period option will automatically be transferred into a new guaranteed period option of the same length (or the next shorter period if the same period is no longer offered) at the current interest rate for that period. You can transfer to another investment choice by giving us notice within 30 days before the end of the expiring guaranteed period.

Surrenders or partial withdrawals from a guaranteed period option of the fixed account are subject to an excess interest adjustment. This adjustment may increase or decrease the amount of interest credited to your policy. The excess interest adjustment will not decrease the interest credited to your policy below 3% per year, however. You bear the risk that we will not credit interest greater than 3% per year. We determine credited rates, which are guaranteed for at least one year, in our sole discretion.

If you select the fixed account, your money will be placed with PFL's other general assets. The amount of money you are able to accumulate in the fixed account during the accumulation phase depends upon the total interest credited. The amount of annuity payments you receive during the income phase from the fixed portion of your policy will remain level for the entire income phase.

Transfers

During the accumulation phase, you may make transfers to or from any subaccount or the fixed account as often as you wish within certain limitations.

Transfers from a guaranteed period option of the fixed account are limited to the following:

 . Within 30 days prior to the end of the guaranteed period you must notify us that you wish to transfer the amount in the guaranteed period option to another investment choice. No excess interest adjustment will apply.

 . Transfers of amounts equal to interest credited on a monthly, quarterly, semi-annual or annual basis. This may affect your overall interest-crediting rate, because transfers are deemed to come from the oldest premium payment first.

Otherwise, you cannot transfer out of the fixed account.

There are no transfers permitted out of the dollar cost averaging fixed account option except through the dollar cost averaging program.

Each transfer must be at least $500, or the entire subaccount value. Transfers of interest from a guaranteed period option of the fixed account, must be at least $50. If less than $500 remains, then we reserve the right to include that amount in the transfer. Transfers must be received while the New York Stock Exchange is open to get same-day pricing of the transaction.

During the income phase of your policy, you may transfer values out of any subaccount up to four times per policy year. However, you cannot transfer out of the fixed account in this phase. The minimum amount that can be transferred during this phase is the lesser of $10 of monthly income, or the entire monthly income of the variable annuity units in the subaccount from which the transfer is being made.

Transfers may be made by telephone, subject to limitations described below under "Telephone Transactions."

Currently, there is no charge for transfers and no limit on the number of transfers during the accumulation phase. However, in the future, the number of transfers permitted may be limited and a $10 charge per transfer may apply.

We reserve the right to prohibit transfers to the fixed account if we are crediting an effective annual interest rate of 3.0% (the guaranteed minimum).

The policy you are purchasing was not designed for professional market timing organizations or other persons that use programmed, large, or frequent transfers. The use of such transfers may be disruptive to an underlying fund portfolio. We reserve the right to reject any premium payment or transfer request from any person, if, in our judgment, an underlying fund portfolio would be unable to invest effectively in accordance with its investment objectives and policies or would otherwise be potentially adversely affected or if an underlying portfolio would reject our purchase order.

4. PERFORMANCE

PFL periodically advertises performance of the various investment portfolios. We may disclose at least four different kinds of performance. First, we may calculate performance by determining the percentage change in the value of an accumulation unit by dividing the increase (decrease) for that unit by the value of the accumulation unit at the beginning of the period. This performance number reflects the deduction of the mortality and expense risk fees and administrative charges. It does not reflect the deduction of any applicable premium taxes or surrender charges. The deduction of any applicable premium taxes or surrender charges would reduce the percentage increase or make greater any percentage decrease.

Second, any advertisement will also include total return figures, which reflect the deduction of the mortality and expense risk fees, administrative charges and surrender charges.

Third, for periods starting prior to the date the policies were first offered, the performance will be based on the historical performance of the corresponding investment portfolios for the periods commencing from the date on which the particular investment portfolio was made available through the separate account.

Fourth, in addition, for certain investment portfolios, performance may be shown for the period commencing from the inception date of the investment portfolio. These figures should not be interpreted to reflect actual historical performance of the separate account.

We also may, from time to time, include in our advertising and sales materials, tax deferred compounding charts and other hypothetical illustrations, which may include, comparisons of currently taxable and tax deferred investment programs, based on selected tax brackets.

Appendix B contains performance information that you may find useful. It is divided into various parts, depending upon the type of performance information shown. Future performance will vary and future results will not be the same as the results shown.

5. EXPENSES

There are charges and expenses associated with your policy that reduce the return on your investment in the policy.

Surrender Charges

During the accumulation phase, you can withdraw part or all of the cash value. Cash value is the policy value increased or decreased by any excess interest adjustment, less the annual service charge, and less any applicable surrender charge, premium taxes and family income protector rider fees. We may deduct a surrender charge to compensate us for expenses relating to policy sales, including commissions to registered representatives and other promotional expenses.

You can withdraw up to 10% of your policy value each year free of surrender charges. This free amount is cumulative and is referred to as the cumulative free percentage and is determined at the time of the withdrawal. If you withdraw money in excess of the cumulative free percentage, you might have to pay a surrender charge, which is a contingent deferred sales charge, on the excess amount. The following schedule shows the surrender charges that apply during the five years following each premium payment:


                                                             Surrender Charge
   Number of Years                                           (as a percentage
    Since Premium                                               of premium
    Payment Date                                                withdrawn)
  ------------------------------------------------
        0 - 1                                                       6%
        1 - 2                                                       6%
        2 - 3                                                       6%
        3 - 4                                                       4%
        4 - 5                                                       2%
      5 or more                                                     0%

For example, assume your policy value is $100,000 at the beginning of policy year 2 and you withdraw $30,000. Since that amount is more than your cumulative free percentage of 20% that is available at that time, you would pay a surrender charge of $600 on the remaining $10,000 (6% of $30,000-$20,000).

You receive the full amount of a requested partial withdrawal because we deduct any surrender charge and any applicable excess interest adjustment from your remaining policy value. You receive your cash value upon full surrender.

For surrender charge purposes, the oldest premium is considered to be withdrawn first. After the tenth policy year, no surrender charges apply, regardless of when you made your last premium payment.

Keep in mind that withdrawals may be taxable, and if made before age 59 1/2, may be subject to a

10% federal penalty tax. For tax purposes, withdrawals are considered to come from earnings first.

Surrender charges are waived if you withdraw money under the nursing care and terminal condition withdrawal option or the unemployment waiver.

Excess Interest Adjustment

Withdrawals of cash value from the fixed account may be subject to an excess interest adjustment. This adjustment could retroactively reduce the interest credited in the fixed account to the guaranteed minimum of 3% per year. See the "Excess Interest Adjustment" section of this prospectus.

Mortality and Expense Risk Fee

We charge a fee as compensation for bearing certain mortality and expense risks under the policy. Examples include a guarantee of annuity rates, the death benefits, certain expenses of the policy, and assuming the risk that the current charges will be insufficient in the future to cover costs of administering the policy. For the Return of Premium Death Benefit the mortality and expense risk fee is at an annual rate of 1.10% of assets. During the accumulation phase, for the 5% Annually Compounding Death Benefit and the Annual Step-Up Death Benefit, the mortality and expense risk fee is at an annual rate of 1.25% of assets. During the income phase, the mortality and expense risk fee for these benefits is at an annual rate of 1.10% of assets. This annual fee is assessed daily based on the net asset value of each subaccount.

If this charge does not cover our actual costs, we absorb the loss. Conversely, if the charge more than covers actual costs, the excess is added to our surplus. We expect to profit from this charge. We may use our profit or surplus for any proper purpose, including distribution expenses.

Administrative Charges

We deduct an annual administrative charge to cover the costs of administering the policies. This charge is equal to an annual rate of 0.15% per year of the daily net asset value of the separate account.

In addition, an annual service charge of $30 (but not more than 2% of the policy value) is charged on each policy anniversary and at surrender. The service charge is waived if your policy value or the sum of your premiums, less all partial withdrawals, is at least $50,000.

Premium Taxes

Some states assess premium taxes on the premium payments you make. Currently we do not deduct for these taxes at the time you make a premium payment. However, we will deduct the total amount of premium taxes, if any, from the policy value when:

 . you elect to begin receiving annuity payments;

 . you surrender the policy; or

 . you die and a death benefit is paid (you must also be the annuitant for the death benefit to be paid).

Generally, premium taxes range from 0% to 3.50%, depending on the state.

Federal, State and Local Taxes

We may in the future deduct charges from the policy for any taxes it incurs because of the policy. However, no deductions are being made at the present time.

Transfer Fee

Currently there is no charge for transfers. However, if you make more than 12 transfers per year before the annuity commencement date, we reserve the right to charge $10 for each additional transfer. Premium payments, asset rebalancing and dollar cost averaging transfers are not considered transfers. All transfer requests made at the same time are treated as a single request.

Family Income Protector

If you elect the family income protector, there is an annual rider fee during the accumulation phase of 0.30% of the minimum annuitization value, and a guaranteed payment fee during the income phase of 1.25% of the daily net asset value if you annuitize under the rider. The annual rider fee is also deducted upon a complete withdrawal.

Portfolio Management Fees

The value of the assets in each subaccount will reflect the fees and expenses paid by the underlying fund. A list of these expenses is found in the "Fee Table" section of this prospectus. See the prospectuses for the underlying funds for more information.

6. ACCESS TO YOUR MONEY

During the accumulation phase, you can have access to the money in your policy in several ways:

 . by making a withdrawal (either a complete or partial withdrawal); or

 . by taking systematic payouts.

Surrenders

If you want to make a complete withdrawal, you will receive:

 . the value of your policy; plus or minus

 . any excess interest adjustment, minus

 . any applicable surrender charges, premium taxes, service charges, and family income protector rider fees.

If you want to take a partial withdrawal, in most cases it must be for at least $500. Unless you tell us otherwise, we will take the withdrawal from each of the investment choices in proportion to the policy value.

You may take out up to 10% of the policy value free of surrender charges each policy year. The free amount is cumulative so any free amount not taken one year is available to be taken the following year free of surrender charges.

Remember that any withdrawal you take will reduce the policy value, and might reduce the amount of the death benefit. See Section 8, Death Benefit, for more details.

Withdrawals may be subject to a surrender charge. Withdrawals from the fixed account may also be subject to an excess interest adjustment. Income taxes, federal tax penalties and certain restrictions may apply to any withdrawals you make.

Withdrawals from qualified policies may be restricted or prohibited.

During the income phase, you will receive annuity payments under the annuity payment option you select; however, you generally may not take any other withdrawals, either complete or partial.

Delay of Payment and Transfers

Payment of any amount due from the separate account for a surrender, a death benefit, or the death of the owner of a nonqualified policy, will generally occur within seven business days from the date PFL receives all required information. PFL may defer such payment from the separate account if:
 . the New York Stock Exchange is closed for other than usual weekends or holidays or trading on the Exchange is otherwise restricted; or . an emergency exists as defined by the SEC or the SEC requires that trading be restricted; or
 . the SEC permits a delay for the protection of owners.

In addition, transfers of amounts from the subaccounts may be deferred under these circumstances.

Pursuant to the requirements of certain state laws, we reserve the right to defer payment of the cash value from the fixed account for up to six months. We may defer payment of any amount until your premium check has cleared your bank.

Excess Interest Adjustment

Money that you withdraw from a guaranteed period option of the fixed account before the end of its guaranteed period (the number of years you specified the money would remain in the guaranteed period option) may be subject to an excess interest adjustment. At the time you request a withdrawal, if interest rates set by PFL have risen since the date of the initial guarantee, the excess interest adjustment will result in a lower cash value on surrender. However, if interest rates have fallen since the date of the initial guarantee, the excess interest adjustment will result in a higher cash value on surrender.

Any amount withdrawn in excess of the cumulative free percentage available is generally subject to an excess interest adjustment.

There will be no excess interest adjustment on any of the following:
 . lump sum withdrawals of the cumulative free percentage available;
 . nursing care or terminal condition withdrawals;
 . unemployment withdrawals;
 . periodic withdrawals of cumulative interest credited;
 . withdrawals to satisfy any minimum distribution requirements; and . systematic payout option payments, which do not exceed the cumulative interest credited.

Please note that in these circumstances, you will not receive a higher cash value if interest rates have fallen, nor will you receive a lower cash value if interest rates have risen.

7. ANNUITY PAYMENTS (THE INCOME PHASE)

You choose the annuity commencement date. You can change this date by giving us written notice 30 days before the current annuity commencement date. The new annuity commencement date must be at least 30 days after we receive notice of the change. The latest annuity commencement date generally cannot be after the policy month following the month in which the annuitant attains age 85. We may allow a later annuity commencement date, but in no event will that date be later than the last day of the policy month following the month in which the annuitant attains age 95.

Election of Annuity Payment Option. Before the annuity commencement date, if the annuitant is alive, you may choose an annuity payment option or change your election. If the annuitant dies before the annuity commencement date, the beneficiary may elect to receive the death benefit in a lump sum or under one of the annuity payment options (unless you become the new annuitant).

Unless you specify otherwise, the annuitant will receive the annuity payments. After the annuitant's death, the beneficiary will receive any remaining guaranteed payments.

Annuity Payment Options

The policy provides five annuity payment options that are described below. You may chose any combination of annuity payment options. We will use your "adjusted policy value" to provide these annuity payments. The adjusted policy value is the policy value increased or decreased by an applicable excess interest adjustment. If the adjusted policy value on the annuity commencement date is less than $2,000, PFL reserves the right to pay it in one lump sum in lieu of applying it under a payment option. You can receive annuity payments monthly, quarterly, semi-annually, or annually. (We reserve the right to change the frequency if payments would be less than $50.)

Unless you choose to receive variable payments under annuity payment options 3 or 5, the amount of each payment will be set on the annuity commencement date and will not change. You may, however, choose to receive variable payments under either annuity payment option 3 or 5. The dollar amount of the first variable payment will be determined in accordance with the annuity payment rates set forth in the applicable table contained in the policy. The dollar amount of additional variable payments will vary based on the investment performance of the subaccount(s) that you select. The dollar amount of each variable payment after the first may increase, decrease or remain constant. If the actual investment performance exactly matched the assumed investment return of 5% at all times, the amount of each variable annuity payment would remain equal. If actual investment performance exceeds the assumed investment return, the amount of the variable annuity payments would increase. Conversely, if actual investment performance is lower than the assumed investment return, the amount of the variable annuity payments would decrease.

A charge for premium taxes and an excess interest adjustment may be made when annuity payments begin. The annuity payment options are explained below. Options 1, 2, and 4 are fixed only. Options 3 and 5 can be fixed or variable.

Payment Option 1--Interest Payments. We will pay the interest on the amount we use to provide annuity payments in equal payments, or this amount may be left to accumulate for a period of time you and PFL agree to. You and PFL will agree on withdrawal rights when you elect this option.

Payment Option 2--Income for a Specified Period. We will make level payments only for the fixed period you choose. No funds will remain at the end.

Payment Option 3--Life Income. You may choose between:

Fixed Payments
 . No Period Certain--We will make level payments only during the annuitant's lifetime.
 . 10 Years Certain--We will make level payments for the longer of the annuitant's lifetime or ten years.
 . Guaranteed Return of Policy Proceeds--We will make level payments for the longer of the annuitant's lifetime or until the total dollar amount of payments we made to you equals the amount applied to this option.

Variable Payments
 . No Period Certain--Payments will be made only during the lifetime of the annuitant.
 . 10 Years Certain--Payments will be made for the longer of the annuitant's lifetime or ten years.

Payment Option 4--Income of a Specified Amount. Payments are made for any specified amount until the amount applied to this option, with interest, is exhausted. This will be a series of level payments followed by a smaller final payment.

Payment Option 5--Joint and Survivor Annuity. You may choose between:

Fixed Payments

 . Payments are made during the joint lifetime of the annuitant and a joint annuitant of your selection. Payments will be made as long as either person is living.

Variable Payments

 . Payments are made during the joint lifetime of the annuitant and a joint annuitant of your selection. Payments will be made as long as either person is living.

Other annuity payment options may be arranged by agreement with PFL. Certain annuity payment options may not be available in all states.

NOTE CAREFULLY:

IF:
 . you choose Life Income with No Period Certain or a Joint and Survivor
  Annuity; and

 . the annuitant(s) dies before the due date of the second (third, fourth, etc.)
  annuity payment;
THEN:

 . we may make only one (two, three, etc.) annuity payments.

IF:
 . you choose Income for a Specified Period, Life Income with 10 years Certain,
  Life Income with Guaranteed Return of Policy Proceeds, or Income of a Specified Amount; and
 . the person receiving payments dies prior to the end of the guaranteed period;
THEN:
 . the remaining guaranteed payments will be continued to that person's beneficiary, or their present value may be paid in a single sum.

We will not pay interest on amounts represented by uncashed annuity payment checks if the postal or other delivery service is unable to deliver checks to the payee's address of record. The person receiving payments is responsible for keeping PFL informed of their current address.

8. DEATH BENEFIT

We will pay a death benefit to your beneficiary, under certain circumstances, if the annuitant dies during the accumulation phase and the annuitant was also an owner. (If the annuitant was not an owner, a death benefit may or may not be paid. See below.) The beneficiary may choose an annuity payment option, or may choose to receive a lump sum.

When We Pay A Death Benefit

Before the Annuity Commencement Date

We will pay a death benefit to your beneficiary IF:
 . you are both the annuitant and the owner of the policy; and . you die before the annuity commencement date.

If the only beneficiary is your surviving spouse, then he or she may elect to continue the policy as the new annuitant and owner, instead of receiving the death benefit. All future surrender charges will be waived.

We will also pay a death benefit to your beneficiary IF:
 . you are not the annuitant; and
 . the annuitant dies before the annuity commencement date; and . you specifically requested that the death benefit be paid upon the annuitant's death.

Distribution requirements apply to the policy value upon the death of any owner. These restrictions are detailed in the SAI.

After the Annuity Commencement Date

The death benefit payable, if any, on or after the annuity commencement date depends on the annuity payment option selected.

IF:
 . you are not the annuitant; and
 . you die on or after the annuity commencement date; and . the entire interest in the policy has not been paid to you;

THEN:
 . the remaining portion of such interest in the policy will be distributed at least as rapidly as under the method of distribution being used as of the date of your death.

When We Do Not Pay A Death Benefit

No death benefit is paid in the following cases:

IF:
 . you are not the annuitant; and
 . the annuitant dies prior to the annuity commencement date; and . you did not specifically request that the death benefit be paid upon the annuitant's death;
THEN:
 . you will become the new annuitant and the policy will continue.

IF:
 . you are not the annuitant; and
 . you die prior to the annuity commencement date;
THEN:

 . the new owner (unless it is your spouse) must generally surrender the policy within five years of your death for the policy value increased or decreased by an excess interest adjustment.

Note carefully. If the owner does not name a contingent owner, the owner's estate will become the new owner. If no probate estate is opened (because, for example, the owner has precluded the opening of a probate estate by means of a trust or other instrument), and PFL has not received written notice of the trust as a successor owner signed prior to the owner's death, then that trust may not exercise ownership rights to the policy. It may be necessary to open a probate estate in order to exercise ownership rights to the policy if no contingent owner is named in a written notice PFL receives.

Amount of Death Benefit

Death benefit provisions may differ from state to state. The death benefit may be paid as a lump sum or as annuity payments. The amount of the death benefit depends on the guaranteed minimum death benefit option you choose when you buy the policy. The death benefit will be the greatest of:
 . policy value on the date we receive the required information; or

 . cash value on the date we receive the required information (this could be more than the policy value if there is a positive excess interest adjustment that exceeds the surrender charge); or

 . guaranteed minimum death benefit, if any, (discussed below), plus premium payments, less partial withdrawals from the date of death to the date the death benefit is paid.

Guaranteed Minimum Death Benefit

On the application, you generally may choose one of the three guaranteed minimum death benefit options listed below.

After the policy is issued, you cannot make an election and the death benefit cannot be changed.

A. Return of Premium Death Benefit

The Return of Premium Death Benefit is the total premium payments, less any adjusted partial withdrawals (discussed below) as of the date of death.

The Return of Premium Death Benefit will be in effect if you do not choose one of the other options on the policy application. After the policy is issued, you cannot make an election and the death benefit cannot be changed.

B. 5% Annually Compounding Death Benefit

The 5% Annually Compounding Death Benefit is the total premium payments, less any adjusted partial withdrawals, plus interest at an effective annual rate of 5% from the premium payment date or withdrawal date to the date of death (but not later than your 81st birthday). There is an extra charge for this death benefit.

The 5% Annually Compounding Death Benefit is not available if the owner or annuitant is 81 or older on the policy date.

C. Annual Step-Up Death Benefit

On each policy anniversary before your 81st birthday, a new "stepped-up" death benefit is determined and becomes the guaranteed minimum death benefit for that policy year. The death benefit is equal to:
 . the largest policy value on the policy date or on any policy anniversary before you reach age 81; plus
 . any premium payments you have made since then; minus
 . any adjusted partial withdrawals we have paid to you since then.

The Annual Step-Up Death Benefit is not available if the owner or annuitant is 81 or older on the policy date.

There is an extra charge for this death benefit.

IF, under all three death benefit options:
 . the surviving spouse elects to continue the policy instead of receiving the death benefit; and
 . the guaranteed minimum death benefit is greater than the policy value;

THEN:
 . we will increase the policy value to be equal to the guaranteed minimum death benefit. This increase is made only at the time the surviving spouse elects to continue the policy.

Adjusted Partial Withdrawal

When you request a partial withdrawal, your guaranteed minimum death benefit will be reduced by an amount called the adjusted partial withdrawal. Under certain circumstances, the adjusted partial withdrawal may be more than the amount of your withdrawal request. It is also possible that if a death benefit is paid after you have made a partial withdrawal, then the total amount paid could be less than total premium payments. We have included a detailed explanation of this adjustment in the SAI.

9. TAXES

NOTE: PFL has prepared the following information on federal income taxes as a general discussion of the subject. It is not intended as tax advice to any individual. You should consult your own tax adviser about your own circumstances. PFL has included an additional discussion regarding taxes in the SAI.

Annuity Policies in General

Deferred annuity policies are a way of setting aside money for future needs like retirement. Congress recognized how important saving for retirement is and provided special rules in the Internal Revenue Code for annuities. Simply stated, these rules provide that you will not be taxed on the earnings, if any, on the money held in your annuity policy until you take the money out. This is referred to as tax deferral. There are different rules as to how you will be taxed depending on how you take the money out and the type of policy--qualified or nonqualified (discussed below).

You will not be taxed on increases in the value of your policy until a distribution occurs--either as a withdrawal or as annuity payments.

When a non-natural person (e.g., corporation or certain other entities other than tax-qualified trusts) owns a nonqualified policy, the policy will generally not be treated as an annuity for tax purposes.

Qualified and Nonqualified Policies

If you purchase the policy under an individual retirement annuity, a pension plan, or specially sponsored program, your policy is referred to as a qualified policy.

Qualified policies are issued in connection with the following plans:
 . Individual Retirement Annuity (IRA): A traditional IRA allows individuals to make contributions, which may be deductible, to the contract. A Roth IRA also allows individuals to make contributions to the contract, but it does not allow a deduction for contributions, and distributions may be tax-free if the owner meets certain rules.

 . Tax-Sheltered Annuity (403(b) Plan): A 403(b) Plan may be made available to employees of certain public school systems and tax-exempt organizations and permits contributions to the contract on a pre-tax basis.

 . Corporate Pension and Profit-Sharing Plans and H.R. 10 Plan: Employers and self-employed individuals can establish pension or profit-sharing plans for their employees or themselves and make contributions to the contract on a pre-tax basis.
 . Deferred Compensation Plan (457 Plan): Certain governmental and tax-exempt organizations can establish a plan to defer compensation on behalf of their employees through contributions to the contract.

If you purchase the policy as an individual and not under an individual retirement annuity, 403(b) plan, 457 plan, or pension or profit sharing plan, your policy is referred to as a nonqualified policy.

Withdrawals--Qualified Policies

The information hereindescribing the taxation of nonqualified policies does not apply to qualified policies. There are special rules that govern with respect to qualified policies. Generally, these rules restrict:
 . the amount that can be contributed to the policy during any year; and . the time when amounts can be paid from the policies.

In addition, a penalty tax may be assessed on amounts withdrawn from the policy prior to the date you reach age 59 1/2, unless you meet one of the exceptions to this rule. You may also be required to begin taking minimum distributions from the policy by a certain date. The terms of the plan may limit the rights otherwise available to you under the policies. We have provided more information in the SAI.

You should consult your legal counsel or tax adviser if you are considering purchasing a policy for use with any retirement plan.

Withdrawals--403(b) Policies

The Internal Revenue Code limits withdrawal from certain 403(b) policies. Withdrawals can generally only be made when an owner:
 . reaches age 59 1/2;
 . leaves his/her job;
 . dies;
 . becomes disabled (as that term is defined in the Internal Revenue Code); or

 . declares hardship. However, in the case of hardship, the owner can only withdraw the premium payments and not any earnings.

Diversification and Distribution Requirements

The Internal Revenue Code provides that the underlying investments for a variable annuity must satisfy certain diversification requirements in order to be treated as an annuity policy. The policy must also meet certain distribution requirements at the death of an owner in order to be treated as an annuity policy. These diversification and distribution requirements are discussed in the SAI. PFL may modify the policy to attempt to maintain favorable tax treatment.

Withdrawals--Nonqualified Policies

If you make a withdrawal from your policy before the annuity commencement date, the Internal Revenue Code treats that withdrawal as first coming from earnings and then from your premium payments. When you make a withdrawal you are taxed on the amount of the withdrawal that is earnings. (The excess interest adjustment resulting from the withdrawal may affect the amount on which you are taxed. The tax treatment of excess interest adjustments is uncertain. You should consult a tax adviser if a withdrawal results in an excess interest adjustment.) Different rules apply for annuity payments. See "Annuity Payments" below.

The Internal Revenue Code also provides that withdrawn earnings may be subject to a penalty. The amount of the penalty is equal to 10% of the amount that is includable in income. Some withdrawals will be exempt from the penalty. They include any amounts:
 . paid on or after the taxpayer reaches age 59 1/2;

 . paid after an owner dies;
 . paid if the taxpayer becomes totally disabled (as that term is defined in the
  Internal Revenue Code);
 . paid in a series of substantially equal payments made annually (or more frequently) under a lifetime annuity;
 . paid under an immediate annuity; or
 . which come from premium payments made prior to August 14, 1982.

All deferred non-qualified annuity policies that are issued by PFL (or its affiliates) to the same owner during any calendar year are treated as one annuity for purposes of determining the amount includable in the owner's income when a taxable distributions occurs.

Taxation of Death Benefit Proceeds

Amounts may be distributed from the policy because of the death of an owner or the annuitant. Generally, such amounts are includable in the income of the recipient:
 . if distributed in a lump sum, these amounts are taxed in the same manner as a full surrender; or
 . if distributed under an annuity payment option, these amounts are taxed in the same manner as annuity payments.

For these purposes, the "investment in the contract" is not affected by the owner's or annuitant's death. That is, the "investment in the contract" remains generally the total premium payments, less amounts received, which were not includable in gross income. The same tax treatment applies to any amounts distributed after an owner's death.

Annuity Payments

Although the tax consequences may vary depending on the annuity payment option you select, in general, for nonqualified and certain qualified policies, only a portion of the annuity payments you receive will be includable in your gross income.

In general, the excludable portion of each annuity payment you receive will be determined as follows:
 . Fixed payments--by dividing the "investment in the contract" on the annuity commencement date by the total expected value of the annuity payments for the term of the payments. This is the percentage of each annuity payment that is excludable.
 . Variable payments--by dividing the "investment in the contract" on the annuity commencement date by the total number of expected periodic payments. This is the amount of each annuity payment that is excludable.

The remainder of each annuity payment is includable in gross income. Once the "investment in the contract" has been fully recovered, the full amount of any additional annuity payments is includable in gross income.

If you select more than one annuity payment option, special rules govern the allocation of the policy's entire "investment in the contract" to each such option, for purposes of determining the excludable amount of each payment received under that option. We advise you to consult a competent tax adviser as to the potential tax effects of allocating amounts to any particular annuity payment option.

If, after the annuity commencement date, annuity payments stop because an annuitant died, the excess (if any) of the "investment in the contract" as of the annuity commencement date over the aggregate amount of annuity payments received that was excluded from gross income is generally allowable as a deduction for your last taxable year.

Transfers, Assignments or Exchanges of Policies

A transfer of ownership or assignment of a policy, the designation of an annuitant or payee or other beneficiary who is not also the owner, the selection of certain annuity commencement dates, or a change of annuitant, may result in certain income or gift tax consequences to the owner that are beyond the scope of this discussion. An owner contemplating any such transfer, assignment, selection, or change should contact a competent tax adviser with respect to the potential tax effects of such a transaction.

Possible Tax Law Changes

Although the likelihood of legislative changes is uncertain, there is always the possibility that the tax treatment of the policy could change by legislation or otherwise. You should consult a tax adviser with respect to legal developments and their effect on the policy.

10. ADDITIONAL FEATURES

Systematic Payout Option

You can select at any time (during the accumulation phase) to receive regular payments from your policy by using the systematic payout option. Under this option, you can receive up to 10% (annually) of your policy's value free of surrender charges. Payments can be made monthly, quarterly, semi-annually, or annually. Each payment must be at least $50, and cannot exceed the cumulative free percentage divided by the number of payments per year. Monthly and quarterly payments must be made by electronic funds transfer directly to your checking or savings account. There is no charge for this benefit.

Family Income Protector

The family income protector may vary by state and may not be available in all states.

The "family income protector" assures you of a minimum level of income in the future by guaranteeing a minimum annuitization value (discussed below) after 10 years. You may elect to purchase this benefit, which guarantees the total amount you will have to apply to a family income protector payment option and which guarantees a minimum for the amounts of those payments once you begin to receive them. By electing this benefit, you can participate in the gains of the underlying variable investment options you select while knowing that you are guaranteed a minimum level of income in the future, regardless of the performance of the underlying variable investment options.

You can annuitize under the family income protector (subject to the conditions described below) at the greater of the adjusted policy value or the minimum annuitization value.

Minimum Annuitization Value. The minimum annuitization value is:

 . the policy value on the date the rider is issued; plus

 . any additional premium payments; minus

 . an adjustment for any withdrawals made after the date the rider is issued;

 . which is accumulated at the annual growth rate written on page one of the rider; minus
 .  any premium taxes.

The annual growth rate is currently 6% per year; PFL may, at its discretion, change the rate in the future, but the rate will never be less than 3% per year. Once the rider is added to your policy, the annual growth rate will not vary during the life of that rider. Withdrawals may reduce the minimum annuitization value on a basis greater than dollar-for-dollar. See the SAI for more information.

The minimum annuitization value may only be used to annuitize using the family income protector payment options and may not be used with any of the annuity payment options listed in section 7 of this prospectus. The family income protector payment options are:
 . Life Income--An election may be made for "No Period Certain" or "10 Years
  Certain". In the event of the death of the annuitant prior to the end of the chosen period certain, the remaining period certain payments will be continued to the beneficiary.
 . Joint and Full Survivor--An election may be made for "No Period Certain" or "10 Years Certain". Payments will be made as long as either the annuitant or joint annuitant is living. In the event of the death of both the annuitant and joint annuitant prior to the end of the chosen period certain, the remaining period certain payments will be continued to the beneficiary.

The minimum annuitization value is used solely to calculate the family income protector annuity payments. The family income protector does not establish or guarantee policy value or guarantee performance of any investment option. Because this benefit is based on conservative actuarial factors, the level of lifetime income that it guarantees may be less than the level that would be provided by application of the policy value at otherwise applicable annuity factors. Therefore, the family income protector should be regarded as a safety net. The costs of annuitizing under the family income protector include the guaranteed payment fee, and also the lower payout levels inherent in the annuity tables used for those minimum payouts.

In addition to the annual growth rate, other benefits and fees under the rider (the rider fee, the fee waiver threshold, the guaranteed payment fee, and the waiting period before the family income protector can be exercised) are also guaranteed not to change after the rider is added. However, all of these benefit specifications may change if you elect to upgrade the minimum annuitization value.

Minimum Annuitization Value Upgrade. You can upgrade your minimum annuitization value to the policy value within 30 days after any policy anniversary before your 85th birthday (earlier if required by state law). For your convenience, we will put the last date to upgrade on page one of the rider.

If you upgrade:

 . the current rider will terminate and a new one will be issued with its own specified guaranteed benefits and fees;

 . the new rider's specified benefits and fees and may not be as advantageous as before; and

 . you will have a new ten year waiting period before you can exercise the family income protector.

It generally will not be to your advantage to upgrade unless your policy value exceeds your minimum annuitization value on the applicable policy anniversary.

Conditions of Exercise of the Family Income Protector. You can only annuitize using the family income protector within the 30 days after the tenth or later policy anniversary after the family income protector is elected or, in the case of an upgrade of the minimum annuitization value, the tenth or later policy anniversary following the upgrade; PFL may, at its discretion, change the waiting period before the family income protector can be exercised in the future. You cannot, however, annuitize using the family income protector after the policy anniversary after your 94th birthday (earlier if required by state law). For your convenience, we will put the first and last date to annuitize using the family income protector on page one of the rider.

Note Carefully--If you annuitize at any time other than indicated above, you cannot use the family income protector.

Guaranteed Minimum Stabilized Payments. Annuity payments under the family income protector are guaranteed to never be less than the initial payment. See the Statement of Additional Information for information concerning the calculation of the initial payment. The payments will also be "stabilized" or held constant during each policy year.

During the first policy year after annuitizing using the family income protector, each stabilized payment will equal the initial payment. On each policy anniversary thereafter, the stabilized payment will increase or decrease depending on the performance of the investment options you selected (but will never be less than the initial payment), and then be held constant at that amount for that policy year. The stabilized payment on each policy anniversary will equal the greater of the initial payment or the payment supportable by the annuity units in the selected investment options. See the SAI for additional information concerning stabilized payments.

Family Income Protector Rider Fee. A rider fee, currently 0.30% of the minimum annuitization value on the policy anniversary, is charged annually prior to annuitization. We will also charge this fee if you take a complete withdrawal. The rider fee is deducted from each variable investment option in proportion to the amount of policy value in each subaccount.

The rider fee on any given policy anniversary will be waived if the policy value exceeds the fee waiver threshold. The fee waiver threshold currently is two times the minimum annuitization value. PFL may, at its discretion, change the fee waiver threshold in the future, but it will never be greater than two and one-half times the minimum annuitization value.

Guaranteed Payment Fee. A guaranteed payment fee, currently equal to an effective annual rate of 1.25% of the daily net asset value in the separate account, is reflected in the amount of the variable payments you receive if you annuitize under the family income protector rider. The guaranteed payment fee is included on page one of the rider.

Termination. The family income protector is irrevocable. You have the option not to use the benefit but you will not receive a refund of any fees you have paid. The family income protector will terminate upon the earliest of the following:
 . annuitization (you will still get guaranteed minimum stabilized payments if you annuitize using the minimum annuitization value under the family income protector),
 . upgrade of the minimum annuitization value (although a new rider will be issued),
 . termination of your policy, or
 . 30 days after the policy anniversary after your 94th birthday (earlier if required by state law).

Nursing Care and Terminal Condition Withdrawal Option

No surrender charges or excess interest adjustment will apply if you or your spouse has been:
 . confined in a hospital or nursing facility for 30 days in a row; or . diagnosed with a terminal condition (usually a life expectancy of 12 months or less).

This benefit is also available to the annuitant or annuitant's spouse if the owner is not a natural person.

You may exercise this benefit at any time (during the accumulation phase) and there is no charge for this benefit.

This benefit may not be available in all states. See the policy or endorsement for details and conditions.

Unemployment Waiver

No surrender charges or excess interest adjustment will apply to withdrawals if you or your spouse is unemployed. In order to qualify, you (or your spouse, whichever is applicable) must have been:
 . employed full time for at least two years prior to becoming unemployed; and . employed full time on the policy date; and . unemployed for at least 60 days in a row at the time of withdrawal; and . must have a minimum cash value at the time of withdrawal of $5,000.

You must provide written proof from your State's Department of Labor, which verifies that you qualify for and are receiving unemployment benefits at the time of withdrawal. This benefit may not be available in all states.

You may exercise this benefit at any time (during the accumulation phase) and there is no charge for this benefit.

This benefit is also available to the annuitant or annuitant's spouse if the owner is not a natural person. This benefit may not be available in all states. See the policy for details.

Telephone Transactions

You may make transfers and change the allocation of additional premium payments by telephone IF:
 . you select the "Telephone Transfer/Reallocation Authoriziation" box in the policy application or enrollment information; or

 . you later complete an authorization form.

You will be required to provide certain information for identification purposes when requesting a transaction by the telephone and we may record your telephone call. PFL may also require written confirmation of your request. PFL will not be liable for following telephone requests that it believes are genuine.

Telephone requests must be received while the New York Stock Exchange is open to get same-day pricing of the transaction. We may discontinue this option at any time.

Dollar Cost Averaging Program

During the accumulation phase, you may instruct us to automatically transfer money from the dollar cost averaging fixed account option into one or more variable subaccounts. There is no charge for this program.

Complete and clear instructions must be received before a dollar cost averaging program will begin. The instructions must include:

 . the subaccounts into which money from the dollar cost averaging fixed account
  (or other subaccount(s) used for dollar cost averaging) is to be transferred; and

 . either the dollar amount to transfer monthly or quarterly (each transfer must be at least $500) or the number of transfers (minimum of 6 monthly or 4 quarterly and maximum of 24 monthly or 8 quarterly).

Transfers must begin within 30 days. We will make the transfers on the 28th day of the applicable month. You may change your allocations at anytime.

Only one dollar cost averaging program can run at one time. This means that any addition to a dollar cost averaging program must change either the length of the program or the dollar amount of the transfers. New instructions must be received each time there is an addition to a dollar cost averaging program.

Any amount in the dollar cost averaging fixed account (or other subaccount(s) used for dollar cost averaging) for which we have not received complete and clear instructions will remain in the dollar cost averaging fixed account (or other such subaccount) until we receive the instructions. If we have not received complete and clear instructions within 30 days, the interest credited in the dollar cost averaging fixed account may be adjusted downward, but not below the guaranteed effective annual interest rate of 3%.

Dollar cost averaging buys more accumulation units when prices are low and fewer accumulation units when prices are high. It does not guarantee profits or assure that you will not experience a loss. You should consider your ability to continue the dollar cost averaging program during all economic conditions.

We may credit different interest rates for dollar cost averaging programs of varying time periods. If you discontinue the dollar cost averaging program before its completion, then the interest credited on amounts in the dollar cost averaging fixed account may be adjusted downward, but not below the minimum guaranteed effective annual interest rate of 3%.

Asset Rebalancing

During the accumulation phase you can instruct us to automatically rebalance the amounts in your subaccounts to maintain your desired asset allocation. This feature is called asset rebalancing and can be started and stopped at any time free of charge. However, we will not rebalance if you are in the dollar cost averaging program or if any other transfer is requested. If a transfer is requested, we will honor the requested transfer and discontinue asset rebalancing. New instructions are required to start asset rebalancing. Asset rebalancing ignores amounts in the fixed account. You can choose to rebalance monthly, quarterly, semi-annually, or annually.

11. OTHER INFORMATION

Ownership

You, as owner of the policy, exercise all rights under the policy. You can change the owner at any time by notifying PFL in writing. An ownership change may be a taxable event.

Assignment

You can also assign the policy any time during your lifetime. PFL will not be bound by the assignment until we receive written notice of the assignment. PFL will not be liable for any payment or other action we take in accordance with the policy before we receive notice of the assignment. An assignment may be a taxable event. There may be limitations on your ability to assign a qualified policy. An assignment may have tax consequences.

PFL Life Insurance Company

PFL Life Insurance Company was incorporated under the laws of the State of Iowa on April 19, 1961 as NN Investors Life Insurance Company, Inc. It is engaged in the sale of life and health insurance and annuity policies. PFL is a Transamerica Company and a wholly-owned indirect subsidiary of AEGON USA, Inc. which conducts most of its operations through subsidiary companies engaged in the insurance business or in providing non-insurance financial services. All of the stock of AEGON USA, Inc., is indirectly owned by AEGON N.V. of The Netherlands, the securities of which are publicly traded. AEGON N.V., a holding company, conducts its business through subsidiary companies engaged primarily in the insurance business. PFL is licensed in the District of Columbia, Guam, and in all states except New York.

All obligations arising under the policies, including the promise to make annuity payments, are general corporate obligations of PFL.

The Separate Account

PFL established a separate account, called the PFL Retirement Builder Variable Annuity Account, under the laws of the State of Iowa on March 29, 1996. The Retirement Income Builder II divisions of the separate account receive and currently invest the premium payments that are allocated to the separate account for investment in shares of the underlying mutual fund portfolios.

The separate account is registered with the SEC as a unit investment trust under the 1940 Act. However, the SEC does not supervise the management, the investment practices, or the policies of the separate account or PFL. Income, gains, and losses, whether or not realized, from assets allocated to the separate account are, in accordance with the policies, credited or charged against the separate account without regard to PFL's other income, gains or losses.

The assets of the separate account are held in PFL's name on behalf of the separate account and belong to PFL. However, those assets that underlie the policies are not chargeable with liabilities arising out of any other business PFL may conduct. The separate account includes other subaccounts that are not available under these policies.

Mixed and Shared Funding

Before making a decision concerning the allocation of premium payments to a particular subaccount, please read the prospectuses for the underlying funds. The underlying funds are not limited to selling their shares to this separate account and can accept investments from any separate account or qualified retirement plan. Since the underlying fund portfolios are available to registered separate accounts offering variable annuity products of PFL, as well as variable annuity and variable life products of other insurance companies, and qualified retirement plans, there is a possibility that a material conflict may arise between the interests of this separate account and one or more of the other accounts of another participating insurance company. In the event of a material conflict, the affected insurance companies, including PFL, agree to take any necessary steps to resolve the matter. This includes removing their separate accounts from the underlying funds. See the prospectuses for the underlying funds for more details.

Reinstatements

You may exchange your policy for one issued by another life insurance company (sometimes referred to as a 1035 Exchange or a trustee-to-trustee transfer). You may also request us to reinstate your policy after such an exchange by returning the same total dollar amount of funds to the applicable investment choices. The dollar amount will be used to purchase new accumulation units at the then current price. Because of changes in market value, your new accumulation units may be worth more or less than the units you previously owned. We recommend that you consult a tax professional to explain the possible tax consequences of exchanges and/or reinstatements.

Voting Rights

PFL will vote all shares of the underlying funds in accordance with instructions we receive from you and other owners that have voting interests in the portfolios. We will send you and other owners written requests for instructions on how to vote those shares. When we receive those instructions, we will vote all of the shares in proportion to those instructions. If, however, we determine that we are permitted to vote the shares in our own right, we may do so.

Each person having a voting interest will receive proxy material, reports, and other materials relating to the appropriate portfolio.

Distributor of the Policies

AFSG Securities Corporation is the principal underwriter of the policies. Like PFL, it is a Transamerica Company and an indirect wholly owned subsidiary of AEGON USA, Inc. It is located at 4333 Edgewood Road N.E., Cedar Rapids, IA 52499-0001. AFSG Securities Corporation is registered as a broker/dealer under the Securities Exchange Act of 1934. It is a member of the National Association of Securities Dealers, Inc. ("NASD"). It was incorporated in Pennsylvania on March 12, 1986.

Commissions of up to 5% of premium payments will be paid to broker/dealers who sell the policies under agreements with AFSG Securities Corporation. These commissions are not deducted from premium payments. In addition, certain production, persistency and managerial bonuses may be paid. PFL may also pay compensation to banks and other financial institutions for their services in connection with the sale and servicing of the policies.

Variations in Policy Provisions

Certain provisions of the policies may vary from the descriptions in this prospectus in order to comply with different state laws. See your policy for variations since any such state variations will be included in your policy or in riders or endorsements attached to your policy.

IMSA

PFL is a member of the Insurance Marketplace Standards Association (IMSA). IMSA is an independent, voluntary organization of life insurance companies. It promotes high ethical standards in the sales and advertising of individual life insurance and annuity products. Companies must undergo a rigorous self and independent assessment of their practices to become a member of IMSA. The IMSA logo in our sales literature shows our ongoing commitment to these standards.

Legal Proceedings

There are no legal proceedings to which the separate account is a party or to which the assets of the account are subject. PFL, like other life insurance companies, is involved in lawsuits. In some class action and other lawsuits involving other insurers, substantial damages have been sought and/or material settlement payments have been made. Although the outcome of any litigation cannot be predicted with certainty, PFL believes that at the present time there are no pending or threatened lawsuits that are reasonably likely to have a material adverse impact on the separate account or PFL.

Financial Statements

The financial statements of PFL and the subaccounts are included in the SAI.

TABLE OF CONTENTS OF THE STATEMENT OF ADDITIONAL INFORMATION

     Glossary of Terms
     The Policy--General Provisions
     Certain Federal Income Tax Consequences
     Investment Experience
     Family Income Protector-- Additional Information
     Historical Performance Data
     Published Ratings
     State Regulation of PFL
     Administration
     Records and Reports
     Distribution of the Policies
     Voting Rights
     Other Products
     Custody of Assets
     Legal Matters
     Independent Auditors
     Other Information
     Financial Statements

                                   APPENDIX A

                        CONDENSED FINANCIAL INFORMATION

The accumulation unit values and the number of accumulation units outstanding for each subaccount from the date of inception are shown in the following tables.

     5% Annually Compounding Death Benefit or Annual Step-Up Death Benefit
                (Total Separate Account Annual Expenses: 1.40%)

--------------------------------------------------------------------------------
                                                                     Number of
                                   Accumulation Unit  Accumulation  Accumulation
                                       Value at        Unit Value   Units at End
  Subaccount                       Beginning of Year at End of Year   of Year
--------------------------------------------------------------------------------
  AIM V.I. Capital Appreciation
   Fund
   1999..........................      $1.236035       $1.762835    149,502.305
   1998(/1/).....................      $1.000000       $1.236035     16,140.294
--------------------------------------------------------------------------------
  AIM V.I. Government Securities
   Fund
   1999..........................      $0.996068       $0.969383     65,086.922
   1998(/1/).....................      $1.000000       $0.996068      1,000.000
--------------------------------------------------------------------------------
  AIM V.I. Growth and Income Fund
   1999..........................      $1.260383       $1.668693    440,846.470
   1998(/1/).....................      $1.000000       $1.260383     24,295.424
--------------------------------------------------------------------------------
  AIM V.I. Value Fund
   1999..........................      $1.265957       $1.621757    972,784.807
   1998(/1/).....................      $1.000000       $1.265957     77,450.159
--------------------------------------------------------------------------------
  Dreyfus VIF--Money Market
   1999..........................      $1.008557       $1.042375    123,465.646
   1998(/1/).....................      $1.000000       $1.008557      4,812.918
--------------------------------------------------------------------------------
  Dreyfus VIF--Small Company
   Stock
   1999..........................      $1.160376       $1.265697     56,266.889
   1998(/1/).....................      $1.000000       $1.160376      1,727.775
--------------------------------------------------------------------------------
  Dreyfus Stock Index Fund
   1999..........................      $1.208018       $1.436823    590,536.086
   1998(/1/).....................      $1.000000       $1.208018     22,149.833
--------------------------------------------------------------------------------
  MFS Emerging Growth Series
   1999..........................      $1.265976       $2.206323    211,278.628
   1998(/1/).....................      $1.000000       $1.265976     19,506.272
--------------------------------------------------------------------------------
  MFS Emerging Markets Equity
   Series
   1999..........................      $1.048257       $1.428496      1,837.073
   1998(/1/).....................      $1.000000       $1.048257      1,314.230
--------------------------------------------------------------------------------
  MFS Research Series
   1999..........................      $1.212231       $1.482998     51,069.228
   1998(/1/).....................      $1.000000       $1.212231      1,000.000
--------------------------------------------------------------------------------
  MFS Total Return Series
   1999..........................      $1.076083       $1.093953    590,994.565
   1998(/1/).....................      $1.000000       $1.076083     22,214.590
--------------------------------------------------------------------------------
  MFS Utilities Series
   1999..........................      $1.096045       $1.413957    943,325.341
   1998(/1/).....................      $1.000000       $1.096045     38,962.685
--------------------------------------------------------------------------------
  Oppenheimer Capital
   Appreciation Fund/VA
   1999..........................      $1.263125       $1.764620    101,367.692
   1998(/1/).....................      $1.000000       $1.263125      4,185.246
--------------------------------------------------------------------------------
  Oppenheimer Global Securities
   Fund/VA
   1999..........................      $1.201147       $1.877387     38,642.828
   1998(/1/).....................      $1.000000       $1.201147      9,328.475

--------------------------------------------------------------------------------

     5% Annually Compounding Death Benefit or Annual Step-Up Death Benefit
                (Total Separate Account Annual Expenses: 1.40%)
                                   continued

--------------------------------------------------------------------------------
                                                                     Number of
                                   Accumulation Unit  Accumulation  Accumulation
                                       Value at        Unit Value   Units at End
  Subaccount                       Beginning of Year at End of Year   of Year
--------------------------------------------------------------------------------
  Oppenheimer High Income Fund/VA
   1999..........................     $ 1.027262       $ 1.056520   272,300.459
   1998(/1/).....................     $ 1.000000       $ 1.027262    51,275.380
--------------------------------------------------------------------------------
  Oppenheimer Main Street Growth
   & Income Fund/VA
   1999..........................     $ 1.188617       $ 1.426679   499,990.413
   1998(/1/).....................     $ 1.000000       $ 1.188617     2,300.849
--------------------------------------------------------------------------------
  Oppenheimer Strategic Bond
   Fund/VA
   1999..........................     $ 1.014327       $ 1.028609   119,315.055
   1998(/1/).....................     $ 1.000000       $ 1.014327     1,000.000
--------------------------------------------------------------------------------
  WRL VKAM Emerging Growth
   1999..........................     $ 1.277710       $ 2.585245   301,047.760
   1998(/1/).....................     $ 1.000000       $ 1.277710    18,154.685
--------------------------------------------------------------------------------
  WRL Janus Global
   1999..........................     $ 1.224958       $ 2.067073   652,947.842
   1998(/1/).....................     $ 1.000000       $ 1.224958    43,161.863
--------------------------------------------------------------------------------
  WRL Janus Growth
   1999..........................     $31.898334       $50.230109    55,771.471
   1998(/1/).....................     $24.866333       $31.898334     4,221.779

--------------------------------------------------------------------------------

                        Return of Premium Death Benefit
                (Total Separate Account Annual Expenses: 1.25%)

--------------------------------------------------------------------------------
                                                                     Number of
                                   Accumulation Unit  Accumulation  Accumulation
                                       Value at        Unit Value   Units at End
  Subaccount                       Beginning of Year at End of Year   of Year
--------------------------------------------------------------------------------
  AIM V.I. Capital Appreciation
   Fund
   1999..........................      $1.236494       $1.766094     84,511.204
   1998(/1/).....................      $1.000000       $1.236494      5,643.068
--------------------------------------------------------------------------------
  AIM V.I. Government Securities
   Fund
   1999..........................      $0.996434       $0.971172    124,585.938
   1998(/1/).....................      $1.000000       $0.996434      1,242.352
--------------------------------------------------------------------------------
  AIM V.I. Growth and Income Fund
   1999..........................      $1.260851       $1.671780    438,692.206
   1998(/1/).....................      $1.000000       $1.260851      9,888.276
--------------------------------------------------------------------------------
  AIM V.I. Value Fund
   1999..........................      $1.266420       $1.624758    526,714.786
   1998(/1/).....................      $1.000000       $1.266420     25,924.011
--------------------------------------------------------------------------------
  Dreyfus VIF--Money Market
   1999..........................      $1.008931       $1.044306    123,716.494
   1998(/1/).....................      $1.000000       $1.008931     49,469.204
--------------------------------------------------------------------------------
  Dreyfus VIF--Small Company
   Stock
   1999..........................      $1.160806       $1.268047     85,044.523
   1998(/1/).....................      $1.000000       $1.160806      1,815.395
--------------------------------------------------------------------------------
  Dreyfus Stock Index Fund
   1999..........................      $1.208468       $1.439480    624,164.914
   1998(/1/).....................      $1.000000       $1.208468      1,000.000
--------------------------------------------------------------------------------
  MFS Emerging Growth Series
   1999..........................      $1.266452       $2.210407    185,758.204
   1998(/1/).....................      $1.000000       $1.266452      6,087.050
--------------------------------------------------------------------------------
  MFS Emerging Markets Equity
   Series
   1999..........................      $1.048650       $1.431150      3,624.645
   1998(/1/).....................      $1.000000       $1.048650      1,000.000
--------------------------------------------------------------------------------
  MFS Research Series
   1999..........................      $1.212676       $1.485750     58,376.165
   1998(/1/).....................      $1.000000       $1.212676      1,000.000
--------------------------------------------------------------------------------
  MFS Total Return Series
   1999..........................      $1.076484       $1.095980    349,475.124
   1998(/1/).....................      $1.000000       $1.076484     18,274.251
--------------------------------------------------------------------------------
  MFS Utilities Series
   1999..........................      $1.096455       $1.416577    744,104.079
   1998(/1/).....................      $1.000000       $1.096455     35,198.960
--------------------------------------------------------------------------------
  Oppenheimer Capital
   Appreciation Fund/VA
   1999..........................      $1.263592       $1.767873    104,929.282
   1998(/1/).....................      $1.000000       $1.263592     24,594.049
--------------------------------------------------------------------------------
  Oppenheimer Global Securities
   Fund/VA
   1999..........................      $1.201594       $1.880860     19,735.145
   1998(/1/).....................      $1.000000       $1.201594      1,000.000
--------------------------------------------------------------------------------
  Oppenheimer High Income Fund/VA
   1999..........................      $1.027647       $1.058469    189,255.301
   1998(/1/).....................      $1.000000       $1.027647      2,175.664
--------------------------------------------------------------------------------
  Oppenheimer Main Street Growth
   & Income Fund/VA
   1999..........................      $1.189058       $1.429320    369,611.788
   1998(/1/).....................      $1.000000       $1.189058      7,214.278

--------------------------------------------------------------------------------

                        Return of Premium Death Benefit

              (Total Separate Account Annual Expenses: 1.25%)

                                 continued

-------------------------------------------------------------------------------
                                                                    Number of
                                 Accumulation Unit  Accumulation  Accumulation
                                     Value at        Unit Value   Units at End
  Subaccount                     Beginning of Year at End of Year    of Year
-------------------------------------------------------------------------------
  Oppenheimer Strategic Bond
   Fund/VA
   1999.........................     $1.014714       $1.030527      159,454.033
   1998(/1/)....................     $1.000000       $1.014714        1,739.591
-------------------------------------------------------------------------------
  WRL VKAM Emerging Growth
   1999.........................     $1.277918       $2.589491      279,435.662
   1998(/1/)....................     $1.000000       $1.277918        2,275.052
-------------------------------------------------------------------------------
  WRL Janus Global
   1999.........................     $1.204408       $2.035403      687,059.623
   1998(/1/)....................     $1.000000       $1.204408       60,664.783
-------------------------------------------------------------------------------
  WRL Janus Growth
   1999.........................     $1.283263       $2.023744    1,819,121.129
   1998(/1/)....................     $1.000000       $1.283263       85,687.614

(/1/)Period from September 30, 1998 through December 31, 1998

The Transamerica VIF Growth Subaccount, Fidelity--VIP Equity-Income Subaccount, Fidelity--VIP Growth Subaccount, Fidelity--VIP High Income Subaccount, Fidelity--VIP II Contrafund Subaccount, Fidelity--VIP II Investment Grade Bond Subaccount, Fidelity--VIP III Growth & Income Subaccount, Fidelity--VIP III Balanced Subaccount, and the Fidelity--VIP III Mid Cap Subaccount had not commenced operations as of December 31, 1999, therefore comparable information is not available.

                                   APPENDIX B

                          HISTORICAL PERFORMANCE DATA

Standardized Performance Data

PFL may advertise historical yields and total returns for the subaccounts of the separate account. These figures are based on historical earnings and will be calculated according to guidelines from the SEC. They do not indicate future performance.

Dreyfus VIF--Money Market Subaccount. The yield of the Dreyfus VIF--Money Market Subaccount for a policy refers to the annualized income generated by an investment under a policy in the subaccount over a specified seven-day period. The yield is calculated by assuming that the income generated for that seven-day period is generated each seven-day period over a 52-week period and is shown as a percentage of the investment. The effective yield is calculated similarly but, when annualized, the income earned by an investment under a policy in the subaccount is assumed to be reinvested. The effective yield will be slightly higher than the yield because of the compounding effect of this assumed reinvestment.

Other Subaccounts. The yield of a subaccount of the separate account (other than the Dreyfus VIF--Money Market Subaccount) for a policy refers to the annualized income generated by an investment under a policy in the subaccount over a specified 30-day period. The yield is calculated by assuming that the income generated by the investment during that 30-day period is generated each 30-day period over a 12-month period and is shown as a percentage of the investment.

The total return of a subaccount of the separate account refers to return quotations assuming an investment under a policy has been held in the subaccount for various periods of time including a period measured from the date the subaccount commenced operations. When a subaccount has been in operation for 1, 5, and 10 years, respectively, the total return for these periods will be provided. The total return quotations for a subaccount will represent the average annual compounded rates of return that equate an initial investment of $1,000 in the subaccount to the redemption value of that investment as of the last day of each of the periods for which total return quotations are provided.

The yield and total return calculations for a subaccount do not reflect the effect of any premium taxes that may be applicable to a particular policy and they do not reflect the rider charge for the optional family income protector. The yield calculations also do not reflect the effect of any surrender charge that may be applicable to a particular policy. To the extent that any or all of a premium tax and/or surrender charge is applicable to a particular policy, the yield and/or total return of that policy will be reduced. For additional information regarding yields and total returns calculated using the standard formats briefly summarized above, please refer to the SAI, a copy of which may be obtained from the administrative and service office upon request.

Based on the method of calculation described in the SAI, the average annual total returns for periods from inception of the subaccounts to December 31, 1999, and for the one and five year periods ended December 31, 1999 are shown in Table 1 below. Total returns shown reflect deductions for the mortality and expense risk fee and the administrative charges. Performance figures may reflect the 1.25% mortality and expense risk fee for the 5% Annually Compounding and Annual Step-Up Death Benefits, or the 1.10% mortality and expense risk fee for the Return of Premium Death Benefit. Standard total return calculations will reflect the effect of surrender charges that may be applicable to a particular period.

                                TABLE 1--A
                     Standard Average Annual Total Returns

       (Assuming A Surrender Charge and No Family Income Protector)
--------------------------------------------------------------------------------
                        Return of Premium Death Benefit
               (Total Mutual Fund Account Annual Expenses: 1.25%)

----------------------------------------------------------------------------------
                             1 Year    5 Year  Inception of the     Subaccount
                             Ended     Ended    Subaccount to       Inception
  Subaccount                12/31/99  12/31/99     12/31/99            Date
----------------------------------------------------------------------------------
  AIM V.I. Capital
   Appreciation Fund......   38.43%     N/A          54.62%     September 30, 1998
  AIM V.I. Government
   Securities Fund........   <7.48%>    N/A          <6.33%>    September 30, 1998
  AIM V.I. Growth and
   Income Fund............   28.07%     N/A          47.75%     September 30, 1998
  AIM V.I. Value Fund.....   23.72%     N/A          44.30%     September 30, 1998
  Dreyfus Stock Index
   Fund...................   14.43%     N/A          30.47%     September 30, 1998
  Dreyfus VIF--Small
   Company Stock..........    4.43%     N/A          17.35%     September 30, 1998
  MFS Emerging Growth
   Series.................   70.52%     N/A          86.02%     September 30, 1998
  MFS Emerging Markets
   Equity Series..........   32.00%     N/A          29.84%     September 30, 1998
  MFS Research Series.....   17.87%     N/A          33.96%     September 30, 1998
  MFS Total Return
   Series.................   <3.08%>    N/A           3.79%     September 30, 1998
  MFS Utilities Series....   24.63%     N/A          28.74%     September 30, 1998
  Oppenheimer Capital
   Appreciation Fund/VA...   35.47%     N/A          54.75%     September 30, 1998
  Oppenheimer Global
   Securities Fund/VA.....   52.29%     N/A          62.87%     September 30, 1998
  Oppenheimer High Income
   Fund/VA................   <1.88%>    N/A           0.78%     September 30, 1998
  Oppenheimer Main Street
   Growth & Income
   Fund/VA................   15.53%     N/A          29.71%     September 30, 1998
  Oppenheimer Strategic
   Bond Fund/VA...........   <3.34%>    N/A          <1.48%>    September 30, 1998
  Transamerica VIF Growth
   (/1/)..................     N/A      N/A            N/A             N/A
  Fidelity--VIP Equity-
   Income--Service Class
   2(/1/).................     N/A      N/A            N/A             N/A
  Fidelity--VIP Growth--
   Service Class 2(/1/)...     N/A      N/A            N/A             N/A
  Fidelity--VIP High
   Income--Service Class
   2(/1/).................     N/A      N/A            N/A             N/A
  Fidelity--VIP II
   Contrafund(R)--Service
   Class 2(/1/)...........     N/A      N/A            N/A             N/A
  Fidelity--VIP II
   Investment Grade Bond--
   Service Class 2(/1/)...     N/A      N/A            N/A             N/A
  Fidelity--VIP III Growth
   & Income--Service Class
   2(/1/).................     N/A      N/A            N/A             N/A
  Fidelity--VIP III
   Balanced--Service Class
   2(/1/).................     N/A      N/A            N/A             N/A
  Fidelity--VIP III Mid
   Cap--Service Class
   2(/1/).................     N/A      N/A            N/A             N/A
  WRL VKAM Emerging
   Growth.................   98.95%     N/A         111.79%     September 30, 1998
  WRL Janus Global........   64.91%     N/A          73.83%     September 30, 1998
  WRL Janus Growth........   53.48%     N/A          73.01%     September 30, 1998

--------------------------------------------------------------------------------

                                TABLE 1--B
                     Standard Average Annual Total Returns

       (Assuming A Surrender Charge and No Family Income Protector)
--------------------------------------------------------------------------------
     5% Annually Compounding Death Benefit or Annual Step-Up Death Benefit
               (Total Mutual Fund Account Annual Expenses: 1.40%)

----------------------------------------------------------------------------------
                             1 Year    5 Year  Inception of the     Subaccount
                             Ended     Ended    Subaccount to       Inception
  Subaccount                12/31/99  12/31/99     12/31/99            Date
----------------------------------------------------------------------------------
  AIM V.I. Capital
   Appreciation Fund......   38.22%     N/A          54.38%     September 30, 1998
  AIM V.I. Government
   Securities Fund........   <7.63%>    N/A          <6.47%>    September 30, 1998
  AIM V.I. Growth and
   Income Fund............   27.87%     N/A          47.52%     September 30, 1998
  AIM V.I. Value Fund.....   23.53%     N/A          44.07%     September 30, 1998
  Dreyfus Stock Index
   Fund...................   14.25%     N/A          30.27%     September 30, 1998
  Dreyfus VIF--Small
   Company Stock..........    4.27%     N/A          17.17%     September 30, 1998
  MFS Emerging Growth
   Series.................   70.26%     N/A          85.74%     September 30, 1998
  MFS Emerging Markets
   Equity Series..........   31.79%     N/A          29.64%     September 30, 1998
  MFS Research Series.....   17.69%     N/A          33.75%     September 30, 1998
  MFS Total Return
   Series.................   <3.23%>    N/A           3.63%     September 30, 1998
  MFS Utilities Series....   24.44%     N/A          28.54%     September 30, 1998
  Oppenheimer Capital
   Appreciation Fund/VA...   35.26%     N/A          54.51%     September 30, 1998
  Oppenheimer Global
   Securities Fund/VA.....    52.6%     N/A          62.62%     September 30, 1998
  Oppenheimer High Income
   Fund/VA................   <2.03%>    N/A           0.62%     September 30, 1998
  Oppenheimer Main Street
   Growth & Income
   Fund/VA................   15.35%     N/A          29.51%     September 30, 1998
  Oppenheimer Strategic
   Bond Fund/VA...........   <3.49%>    N/A          <1.64%>    September 30, 1998
  Transamerica VIF
   Growth(/1/)............     N/A      N/A            N/A             N/A
  Fidelity--VIP Equity-
   Income--Service Class
   2(/1/).................     N/A      N/A            N/A             N/A
  Fidelity--VIP Growth--
   Service Class 2(/1/)...     N/A      N/A            N/A             N/A
  Fidelity--VIP High
   Income--Service Class
   2(/1/).................     N/A      N/A            N/A             N/A
  Fidelity--VIP II
   Contrafund(R)--Service
   Class 2(/1/)...........     N/A      N/A            N/A             N/A
  Fidelity--VIP II
   Investment Grade Bond--
   Service Class 2(/1/)...     N/A      N/A            N/A             N/A
  Fidelity--VIP III Growth
   & Income--Service Class
   2(/1/).................     N/A      N/A            N/A             N/A
  Fidelity--VIP III
   Balanced--Service Class
   2(/1/).................     N/A      N/A            N/A             N/A
  Fidelity--VIP III Mid
   Cap--Service Class
   2(/1/).................     N/A      N/A            N/A             N/A
  WRL VKAM Emerging
   Growth.................   98.65%     N/A         111.47%     September 30, 1998
  WRL Janus Global........   64.66%     N/A          73.56%     September 30, 1998
  WRL Janus Growth........   53.24%     N/A          72.74%     September 30, 1998

--------------------------------------------------------------------------------

(/1/) The Transamerica VIF Growth Subaccount, Fidelity--VIP Equity-Income
      Subaccount, Fidelity--VIP Growth Subaccount, Fidelity--VIP High Income Subaccount, Fidelity--VIP II Contrafund(R) Subaccount, Fidelity--VIP II Investment Grade Bond Subaccount, Fidelity--VIP III Growth & Income Subaccount, Fidelity--VIP III Balanced Subaccount, and the Fidelity--VIP III Mid Cap Subaccount had not commenced operations as of December 31, 1999, therefore comparable information is not available.

Non-Standardized Performance Data

In addition to the standardized data discussed above, similar performance data for other periods may also be shown.

PFL may from time to time also advertise or disclose average annual total return or other performance data in non-standard formats for a subaccount of the separate account. The non-standardized performance data may assume that no surrender charge is applicable, and may also make other assumptions such as the amount invested in a subaccount, differences in time periods to be shown, or the effect of partial withdrawals or annuity payments.

All non-standardized performance data will be advertised only if the standardized performance data is also disclosed. For additional information regarding the calculation of other performance data, please refer to the SAI.

The non-standardized average annual total return figures shown in Table 2 are based on the assumption that the policy is not surrendered, and therefore the surrender charge is not imposed. Also, Table 2 does not reflect the rider charge for the optional family income protector.

                                TABLE 2--A
                   Non-Standard Average Annual Total Returns

         (Assuming No Surrender Charge or Family Income Protector)
--------------------------------------------------------------------------------
                        Return of Premium Death Benefit
               (Total Mutual Fund Account Annual Expenses: 1.25%)

----------------------------------------------------------------------------------
                             1 Year    5 Year  Inception of the     Subaccount
                             Ended     Ended    Subaccount to       Inception
  Subaccount                12/31/99  12/31/99     12/31/99            Date
----------------------------------------------------------------------------------
  AIM V.I. Capital
   Appreciation Fund......    42.83%    N/A          57.50%     September 30, 1998
  AIM V.I. Government
   Securities Fund........    <2.54%>   N/A          <2.31%>    September 30, 1998
  AIM V.I. Growth and
   Income Fund............    32.59%    N/A          50.75%     September 30, 1998
  AIM V.I. Value Fund.....    28.30%    N/A          47.35%     September 30, 1998
  Dreyfus Stock Index
   Fund...................    19.12%    N/A          33.77%     September 30, 1998
  Dreyfus VIF--Small
   Company Stock..........     9.24%    N/A          20.89%     September 30, 1998
  MFS Emerging Growth
   Series.................    74.54%    N/A          88.42%     September 30, 1998
  MFS Emerging Markets
   Equity Series..........    36.48%    N/A          33.15%     September 30, 1998
  MFS Research Series.....    22.52%    N/A          37.19%     September 30, 1998
  MFS Total Return
   Series.................     1.81%    N/A           7.59%     September 30, 1998
  MFS Utilities Series....    29.20%    N/A          32.07%     September 30, 1998
  Oppenheimer Capital
   Appreciation Fund/VA...    39.91%    N/A          57.63%     September 30, 1998
  Oppenheimer Global
   Securities Fund/VA.....    56.53%    N/A          65.62%     September 30, 1998
  Oppenheimer High Income
   Fund/VA................     3.00%    N/A           4.64%     September 30, 1998
  Oppenheimer Main Street
   Growth & Income
   Fund/VA................    20.21%    N/A          33.01%     September 30, 1998
  Oppenheimer Strategic
   Bond Fund/VA...........     1.56%    N/A           2.43%     September 30, 1998
  Transamerica VIF
   Growth(/1/)............      N/A     N/A            N/A             N/A
  Fidelity--VIP Equity-
   Income--Service Class
   2(/1/).................      N/A     N/A            N/A             N/A
  Fidelity--VIP Growth--
   Service Class 2(/1/)...      N/A     N/A            N/A             N/A
  Fidelity--VIP High
   Income--Service Class
   2(/1/).................      N/A     N/A            N/A             N/A
  Fidelity--VIP II
   Contrafund(R)--Service
   Class 2(/1/)...........      N/A     N/A            N/A             N/A
  Fidelity--VIP II
   Investment Grade Bond--
   Service Class 2(/1/)...      N/A     N/A            N/A             N/A
  Fidelity--VIP III Growth
   & Income--Service Class
   2(/1/).................      N/A     N/A            N/A             N/A
  Fidelity--VIP III
   Balanced--Service Class
   2(/1/).................      N/A     N/A            N/A             N/A
  Fidelity--VIP III Mid
   Cap--Service Class
   2(/1/).................      N/A     N/A            N/A             N/A
  WRL VKAM Emerging
   Growth.................   102.63%    N/A         113.81%     September 30, 1998
  WRL Janus Global........    69.00%    N/A          76.41%     September 30, 1998
  WRL Janus Growth........    57.70%    N/A          75.60%     September 30, 1998

--------------------------------------------------------------------------------

                                   TABLE 2--B
                   Non-Standard Average Annual Total Returns

         (Assuming No Surrender Charge or Family Income Protector)
--------------------------------------------------------------------------------
     5% Annually Compounding Death Benefit or Annual Step-Up Death Benefit
               (Total Mutual Fund Account Annual Expenses: 1.40%)

----------------------------------------------------------------------------------
                             1 Year    5 Year  Inception of the     Subaccount
                             Ended     Ended    Subaccount to       Inception
  Subaccount                12/31/99  12/31/99     12/31/99            Date
----------------------------------------------------------------------------------
  AIM V.I. Capital
   Appreciation Fund......    42.62%    N/A          52.27%     September 30, 1998
  AIM V.I. Government
   Securities Fund........    <2.68%>   N/A          <2.45%>    September 30, 1998
  AIM V.I. Growth and
   Income Fund............    32.40%    N/A          50.53%     September 30, 1998
  AIM V.I. Value Fund.....    28.11%    N/A          47.13%     September 30, 1998
  Dreyfus Stock Index
   Fund...................    18.94%    N/A          33.57%     September 30, 1998
  Dreyfus VIF--Small
   Company Stock..........     9.08%    N/A          20.71%     September 30, 1998
  MFS Emerging Growth
   Series.................    74.28%    N/A          88.14%     September 30, 1998
  MFS Emerging Markets
   Equity Series..........    36.27%    N/A          32.95%     September 30, 1998
  MFS Research Series.....    22.34%    N/A          36.99%     September 30, 1998
  MFS Total Return
   Series.................     1.66%    N/A           7.44%     September 30, 1998
  MFS Utilities Series....    29.01%    N/A          31.87%     September 30, 1998
  Oppenheimer Capital
   Appreciation Fund/VA...    39.70%    N/A          57.40%     September 30, 1998
  Oppenheimer Global
   Securities Fund/VA.....    56.30%    N/A          65.38%     September 30, 1998
  Oppenheimer High Income
   Fund/VA................     2.85%    N/A           4.49%     September 30, 1998
  Oppenheimer Main Street
   Growth & Income
   Fund/VA................    20.03%    N/A          32.82%     September 30, 1998
  Oppenheimer Strategic
   Bond Fund/VA...........     1.41%    N/A           2.28%     September 30, 1998
  Transamerica VIF
   Growth(/1/)............      N/A     N/A            N/A                     N/A
  Fidelity--VIP Equity-
   Income--Service Class
   2(/1/).................      N/A     N/A            N/A                     N/A
  Fidelity--VIP Growth--
   Service Class 2(/1/)...      N/A     N/A            N/A                     N/A
  Fidelity--VIP High
   Income--Service Class
   2(/1/).................      N/A     N/A            N/A                     N/A
  Fidelity--VIP II
   Contrafund(R)--Service
   Class 2(/1/)...........      N/A     N/A            N/A                     N/A
  Fidelity--VIP II
   Investment Grade Bond--
   Service Class 2(/1/)...      N/A     N/A            N/A                     N/A
  Fidelity--VIP III Growth
   & Income--Service Class
   2(/1/).................      N/A     N/A            N/A                     N/A
  Fidelity--VIP III
   Balanced--Service Class
   2(/1/).................      N/A     N/A            N/A                     N/A
  Fidelity--VIP III Mid
   Cap--Service Class
   2(/1/).................      N/A     N/A            N/A                     N/A
  WRL VKAM Emerging
   Growth.................   102.33%    N/A         113.49%     September 30, 1998
  WRL Janus Global........    68.75%    N/A          76.15%     September 30, 1998
  WRL Janus Growth........    57.47%    N/A          75.34%     September 30, 1998

--------------------------------------------------------------------------------

(/1/)The Transamerica VIF Growth Subaccount, Fidelity-VIP Equity-Income
     Subaccount, Fidelity--VIP Growth Subaccount, Fidelity--VIP High Income Subaccount, Fidelity--VIP II Contrafund(R) Subaccount, Fidelity--VIP II Investment Grade Bond Subaccount, Fidelity--VIP III Growth & Income Subaccount, Fidelity--VIP III Balanced Subaccount, and the Fidelity--VIP III Mid Cap Subaccount had not commenced operations as of December 31, 1999, therefore comparable information is not available.

Adjusted Historical Performance Data. The following performance data is historic performance data for the underlying portfolios since their inception reduced by some or all of the fees and charges under the policy. Such adjusted historic performance includes data that precedes the inception dates of the subaccounts. This data is designed to show the performance that would have resulted if the policy had been in existence during that time, based on the performance of the applicable portfolio and the assumption that the applicable subaccount was in existence for the same period as the portfolio with a level of charges equal to those currently assessed under the policies. This data is not intended to indicate future performance.

For instance, as shown in Table 3, PFL may disclose average annual total returns for the portfolios reduced by all fees and charges under the policy, as if the policy had been in existence since the inception of the portfolio. Such fees and charges include the mortality and expense risk fee, administrative charge and surrender charges. Table 3 assumes that the policy is not surrendered, and therefore the surrender charge is not deducted. Also, Table 3 does not reflect the rider charge for the optional family income protector.

The following information is also based on the method of calculation described in the SAI. The adjusted historical average annual total returns for periods ended December 31, 1999, were as follows:

                                TABLE 3--A
             Adjusted Historical Average Annual Total Returns(/1/)

         (Assuming No Surrender Charge or Family Income Protector)
--------------------------------------------------------------------------------
                        Return of Premium Death Benefit
               (Total Mutual Fund Account Annual Expenses: 1.25%)

-------------------------------------------------------------------------------
                                              10 Year       Corresponding
                                                or            Portfolio
  Portfolio                 1 Year   5 Year  Inception     Inception Date
-------------------------------------------------------------------------------
  AIM V.I. Capital
   Appreciation Fund......   42.83%  24.04%    20.82%        May 5, 1993
  AIM V.I. Government
   Securities Fund........   <2.54%>  5.02%     3.37%        May 5, 1993
  AIM V.I. Growth and
   Income Fund............   32.59%  26.61%    22.95%        May 2, 1994
  AIM V.I. Value Fund.....   28.30%  25.67%    21.55%        May 5, 1993
  Dreyfus Stock Index
   Fund...................   19.12%  26.50%    16.25%+   September 29, 1989
  Dreyfus VIF--Small
   Company Stock
   Portfolio..............    9.24%    N/A      7.76%        May 1, 1996
  MFS Emerging Growth
   Series.................   74.54%    N/A     34.74%       July 24, 1995
  MFS Emerging Markets
   Equity Series..........   36.48%    N/A     <9.32%>    October 16, 1997
  MFS Research Series.....   22.52%    N/A     21.33%       July 26, 1995
  MFS Total Return
   Series.................    1.81%    N/A     13.99%      January 3, 1995
  MFS Utilities Series....   29.20%    N/A     24.90%      January 3, 1995
  Oppenheimer Capital
   Appreciation Fund/VA...   39.91%  29.05%    17.00%       April 3, 1985
  Oppenheimer Global
   Securities Fund/VA.....   56.53%  20.17%    15.34%     November 12, 1990
  Oppenheimer High Income
   Fund/VA................    3.00%   8.88%    11.27%+    December 31, 1987
  Oppenheimer Main Street
   Growth & Income
   Fund/VA................   20.21%    N/A     24.23%       July 5, 1995
  Oppenheimer Strategic
   Bond Fund/VA...........    1.56%   6.92%     4.87%        May 5, 1993
  Transamerica VIF Growth
   Portfolio(/2/).........   36.12%  45.02%    27.58%+    December 1, 1980
  Fidelity--VIP Equity-
   Income Portfolio--
   Service Class 2(/2/)...    4.94%  17.11%    13.06%+     October 9, 1986(/3/)
  Fidelity--VIP Growth
   Portfolio--Service
   Class 2(/2/)...........   35.62%  28.12%    18.45%+  October 9, 1986(/3/)
  Fidelity--VIP High
   Income Portfolio--
   Service Class 2(/2/)...    6.74%   9.48%    11.03%+ September 19, 1985(/3/)
  Fidelity--VIP II
   Contrafund(R)
   Portfolio--Service
   Class 2(/2/)...........   22.63%    N/A     26.13%   January 3, 1995(/3/)
  Fidelity--VIP II
   Investment Grade Bond
   Portfolio--Service
   Class 2(/2/)...........   <2.28%>  5.97%     5.86%   December 5, 1988(/3/)
  Fidelity--VIP III Growth
   & Income Portfolio--
   Service Class 2(/2/)...    7.71%    N/A     20.50%  December 31, 1996(/3/)
  Fidelity--VIP III
   Balanced Portfolio--
   Service Class 2(/2/)...    3.14%    N/A     12.04%   January 3, 1995(/3/)
  Fidelity--VIP III Mid
   Cap Portfolio--Service
   Class 2(/2/)...........   47.15%    N/A     51.18%  December 28, 1998(/3/)
  WRL VKAM Emerging
   Growth.................  102.63%  41.21%    31.01%       March 1, 1993
  WRL Janus Global........   69.00%  31.31%    26.34%     December 3, 1992
  WRL Janus Growth........   57.70%  38.18%    22.10%+     October 2, 1986

-------------------------------------------------------------------------------
  +Ten Year Date

                                TABLE 3--B
             Adjusted Historical Average Annual Total Returns(/1/)

         (Assuming No Surrender Charge or Family Income Protector)
--------------------------------------------------------------------------------
     5% Annually Compounding Death Benefit or Annual Step-Up Death Benefit
               (Total Mutual Fund Account Annual Expenses: 1.40%)

-------------------------------------------------------------------------------
                                               10 Year       Corresponding
                                                 or            Portfolio
  Portfolio                  1 Year   5 Year  Inception     Inception Date
-------------------------------------------------------------------------------
  AIM V.I. Capital
   Appreciation Fund.......   42.62%  23.86%    20.64%        May 5, 1993
  AIM V.I. Government
   Securities Fund.........   <2.68%>  4.86%     3.22%        May 5, 1993
  AIM V.I. Growth and
   Income Fund.............   32.40%  26.42%    22.77%        May 2, 1994
  AIM V.I. Value Fund......   28.11%  25.48%    21.37%        May 5, 1993
  Dreyfus Stock Index
   Fund....................   18.94%  26.32%    16.08%+   September 29, 1989
  Dreyfus VIF--Small
   Company Stock
   Portfolio...............    9.08%    N/A      7.60%        May 1, 1996
  MFS Emerging Growth
   Series..................   74.28%    N/A     34.54%       July 24, 1995
  MFS Emerging Markets
   Equity Series...........   36.27%    N/A     <9.46%>    October 16, 1997
  MFS Research Series......   22.34%    N/A     21.15%       July 26, 1995
  MFS Total Return Series..    1.66%    N/A     13.82%      January 3, 1995
  MFS Utilities Series.....   29.01%    N/A     24.72%      January 3, 1995
  Oppenheimer Capital
   Appreciation Fund/VA....   39.70%  28.86%    16.83%+      April 3, 1985
  Oppenheimer Global
   Securities Fund/VA......   56.30%  19.99%    15.17%     November 12, 1990
  Oppenheimer High Income
   Fund/VA.................    2.85%   8.72%    11.10%+    December 31, 1987
  Oppenheimer Main Street
   Growth & Income
   Fund/VA.................   20.03%    N/A     24.05%       July 5, 1995
  Oppenheimer Strategic
   Bond Fund/VA............    1.41%   6.76%     4.72%        May 5, 1993
  Transamerica VIF Growth
   Portfolio(/2/)..........   35.92%  45.45%    27.68%+
  Fidelity--VIP Equity-
   Income Portfolio--
   Service Class 2(/2/)....    4.78%  16.94%    12.89%+  October 9, 1986(/3/)
  Fidelity--VIP Growth
   Portfolio--Service Class
   2(/2/)..................   35.42%  27.93%    18.27%+  October 9, 1986(/3/)
  Fidelity--VIP High Income
   Portfolio--Service Class
   2(/2/)..................    6.58%   9.31%    10.87%+ September 19, 1985(/3/)
  Fidelity--VIP II
   Contrafund(R)
   Portfolio--Service Class
   2(/2/)..................   22.45%    N/A     25.95%   January 3, 1995(/3/)
  Fidelity--VIP II
   Investment Grade Bond
   Portfolio--Service Class
   2(/2/)..................   <2.43%>  5.81%     5.71%+  December 5, 1988(/3/)
  Fidelity--VIP III Growth
   & Income Portfolio--
   Service Class 2(/2/)....    7.55%    N/A     20.33%  December 31, 1996(/3/)
  Fidelity--VIP III
   Balanced Portfolio--
   Service Class 2(/2/)....    2.98%    N/A     11.87%   January 3, 1995(/3/)
  Fidelity--VIP III Mid Cap
   Portfolio--Service Class
   2(/2/)..................   46.94%    N/A     50.96%  December 28, 1998(/3/)
  WRL VKAM Emerging
   Growth..................  102.33%  41.00%    30.81%       March 1, 1993
  WRL Janus Global.........   68.75%  31.12%    26.16%     December 3, 1992
  WRL Janus Growth.........   57.47%  37.98%    21.92%+     October 2, 1986

-------------------------------------------------------------------------------
  +Ten Year Date

(/1/)The calculation of total return performance for periods prior to inception of the subaccounts reflects deductions for the mortality and expense risk fee and administrative charge on a monthly basis, rather than a daily basis. The monthly deduction is made at the beginning of each month and generally approximates the performance which would have resulted if the subaccount had been in existence since the inception of the portfolio.

(/2/)The Transamerica VIF Growth Subaccount, Fidelity--VIP Equity-Income
     Subaccount, Fidelity--VIP Growth Subaccount, Fidelity--VIP High Income Subaccount, Fidelity--VIP II Contrafund(R) Subaccount, Fidelity--VIP II Investment Grade Bond Subaccount, Fidelity--VIP III Growth & Income Subaccount, Fidelity--VIP III Balanced Subaccount, and the Fidelity--VIP III Mid Cap Subaccount had not commenced operations as of December 31, 1999, therefore comparable information is not available.

(/3/)Returns prior to January 12, 2000 for the portfolios are based on historical returns for Initial Class Shares.

                      STATEMENT OF ADDITIONAL INFORMATION

                          RETIREMENT INCOME BUILDER II
                                VARIABLE ANNUITY

                                 Issued through

                        PFL RETIREMENT BUILDER VARIABLE
                                ANNUITY ACCOUNT

                                   Offered by

                           PFL LIFE INSURANCE COMPANY

                            4333 Edgewood Road, N.E.
                         Cedar Rapids, Iowa 52499-0001

This Statement of Additional Information expands upon subjects discussed in the current prospectus for the Retirement Income Builder II Variable Annuity offered by PFL Life Insurance Company. You may obtain a copy of the prospectus dated May 1, 2000, by calling 1-800-525-6205, or by writing to the administrative and service office, Financial Markets Division-Variable Annuity Dept., 4333 Edgewood Road, N.E., Cedar Rapids, Iowa 52499-0001. The prospectus sets forth information that a prospective investor should know before investing in a policy. Terms used in the current prospectus for the policy are incorporated in this Statement of Additional Information.

This Statement of Additional Information (SAI) is not a prospectus and should be read only in conjunction with the prospectus for the policy and the underlying fund portfolios.

Dated: May 1, 2000

                               TABLE OF CONTENTS

                                                                            Page
                                                                            ----
GLOSSARY OF TERMS..........................................................   3
THE POLICY--GENERAL PROVISIONS.............................................   6
  Owner....................................................................   6
  Entire Policy............................................................   6
  Misstatement of Age or Sex...............................................   6
  Addition, Deletion or Substitution of Investments........................   7
  Excess Interest Adjustment...............................................   7
  Reallocation of Annuity Units After the Annuity Commencement Date........  11
  Annuity Payment Options..................................................  12
  Death Benefit............................................................  13
  Death of Owner...........................................................  15
  Assignment...............................................................  15
  Evidence of Survival.....................................................  15
  Non Participating........................................................  15
  Amendments...............................................................  15
  Employee and Agent Purchases.............................................  16
CERTAIN FEDERAL INCOME TAX CONSEQUENCES....................................  16
  Tax Status of the Policy.................................................  16
  Taxation of PFL..........................................................  20
INVESTMENT EXPERIENCE......................................................  20
  Accumulation Units.......................................................  20
  Annuity Unit Value and Annuity Payment Rates.............................  22
FAMILY INCOME PROTECTOR--ADDITIONAL INFORMATION............................  24
HISTORICAL PERFORMANCE DATA................................................  27
  Money Market Yields......................................................  27
  Other Subaccount Yields..................................................  28
  Total Returns............................................................  28
  Other Performance Data...................................................  29
  Adjusted Historical Performance Data.....................................  29
PUBLISHED RATINGS..........................................................  30
STATE REGULATION OF PFL....................................................  30
ADMINISTRATION.............................................................  30
RECORDS AND REPORTS........................................................  30
DISTRIBUTION OF THE POLICIES...............................................  30
VOTING RIGHTS..............................................................  31
OTHER PRODUCTS.............................................................  31
CUSTODY OF ASSETS..........................................................  31
LEGAL MATTERS..............................................................  32
INDEPENDENT AUDITORS.......................................................  32
OTHER INFORMATION..........................................................  32
FINANCIAL STATEMENTS.......................................................  32

                               GLOSSARY OF TERMS

Accumulation Unit--An accounting unit of measure used in calculating the policy value in the separate account before the annuity commencement date.

Adjusted Policy Value--An amount equal to the policy value increased or decreased by any excess interest adjustments applied at the time of surrender or on the annuity commencement date.

Administrative and Service Office--Financial Markets Division Variable Annuity Department, 4333 Edgewood Road, N.E., Cedar Rapids, Iowa 52499-0001.

Annuitant--The person during whose life any annuity payments involving life contingencies will continue.

Annuity Commencement Date--The date upon which annuity payments are to commence. The annuity commencement date may not be later than the last day of the policy month starting after the annuitant attains age 85, except as expressly allowed by PFL. In no event will this date be later than the last day of the policy month following the month in which the annuitant attains age 95. The annuity commencement date may be required to be earlier for qualified policies.

Annuity Payment Option--A method of receiving a stream of annuity payments selected by the owner.

Annuity Unit--An accounting unit of measure used in the calculation of the amount of the second and each subsequent variable annuity payment.

Application--A written application, order form, or any other information received electronically or otherwise upon which the policy is issued and/or is reflected on the data or specifications page.

Beneficiary--The person who has the right to the death benefit set forth in the policy.

Business Day--A day when the New York Stock Exchange is open for business.

Cash Value--The policy value increased or decreased by any excess interest adjustment, less the annual service charge, and less any applicable surrender charge, premium taxes, and family income protector rider fee.

Code--The Internal Revenue Code of 1986, as amended.

Cumulative Free Percentage--The percentage (as applied to the policy value) which is available free of any surrender charge.

Excess Interest Adjustment ("EIA")--A positive or negative adjustment to amounts withdrawn upon partial or full surrenders from the fixed account guaranteed period options, or to amounts applied to annuity payment options. The adjustment reflects changes in the interest rates declared by PFL since the date any payment was received by (or an amount was transferred to) the guaranteed period option. The excess interest adjustment can either decrease or increase the amount to be received by the owner upon full surrender or commencement of annuity payments, depending upon whether there has been an increase or decrease in interest rates, respectively.

Excess Partial Withdrawal--The portion of a partial withdrawal (surrender) that exceeds the cumulative free percentage.

Fixed Account--One or more investment choices under the policy that are part of PFL's general assets and are not in the separate account.

Guaranteed Period Options--The various guaranteed interest rate periods of the fixed account which PFL may be offer and into which premium payments may be paid or amounts transferred.

Nonqualified Policy--A policy other than a qualified policy.

Owner--The person who may exercise all rights and privileges under the policy. The owner during the lifetime of the annuitant and prior to the annuity commencement date is the person designated as the owner or a successor owner in the information that we require to issue a policy.

Policy Value--On or before the annuity commencement date, the policy value is equal to the owner's:

 . premium payments; minus

 . partial withdrawals (including the net effect of any applicable excess interest adjustments and/or surrender charges on such withdrawals); plus

 . interest credited in the fixed account; plus or minus

 . accumulated gains or losses in the separate account; minus

 . service charges, rider fees, premium taxes, and transfer fees, if any.

Policy Year--A policy year begins on the policy date in which the policy becomes effective and on each anniversary thereof.

Premium Payment--An amount paid to PFL by the owner or on the owner's behalf as consideration for the benefits provided by the policy.

Qualified Policy--A policy issued in connection with retirement plans that qualify for special federal income tax treatment under the Code.

Separate Account--The Retirement Income Builder II Variable Annuity division of the PFL Retirement Builder Variable Annuity Account, a separate account established and registered as a unit investment trust under the Investment Company Act of 1940, as amended (the "1940 Act"), to which premium payments under the policies may be allocated.

Service Charge--There is an annual service charge on each policy anniversary (and a charge at the time of surrender during any policy year) for policy maintenance and related administrative expenses. This annual charge is $30, but in no event will this charge be more than 2% of the policy value.

Subaccount--A subdivision within the separate account, the assets of which are invested in a specified portfolio of the underlying funds.

Successor Owner--A person appointed by the owner to succeed to ownership of the policy in the event of the death of the owner who is not the annuitant before the annuity commencement date.

Surrender Charge--The applicable contingent deferred sales charge, assessed on certain full surrenders or partial withdrawals of premium payments to cover expenses relating to the sale of the policies.

Underlying Funds--The designated portfolios of: (1) AIM Variable Insurance Funds, managed by A I M Advisors, Inc.; (2) Dreyfus Stock Index Fund, managed by The Dreyfus Corporation and Mellon Equity Associates; (3) Dreyfus Variable Investment Fund, managed by The Dreyfus Corporation; (4) MFS Variable Insurance Trust, managed by Massachusetts Financial Services Company; (5) Oppenheimer Variable Account Funds, managed by OppenheimerFunds, Inc.; (6) Transamerica Variable Insurance Fund, Inc., managed by Transamerica Investment Services, Inc.; (7) Variable Insurance Products Fund (VIP)--Service Class 2, managed by Fidelity Management & Research Company; (8) Variable Insurance Products Fund II (VIP II)--Service Class 2, managed by Fidelity Management & Research Company;
(9)

Variable Insurance Products Fund III (VIP III)--Service Class 2, managed by Fidelity Management & Research Company; and (10) WRL Series Fund, Inc. (WRL VKAM Emerging Growth managed by Van Kampen Asset Management Inc.; WRL Janus Global and WRL Janus Growth managed by Janus Capital Corporation).

Valuation Period--The period of time from one determination of accumulation unit and annuity unit values to the next subsequent determination of values. Such determinations shall be made on each business day.

Variable Annuity Payment(s)--Payment(s) made pursuant to an annuity payment option which fluctuate as to dollar amount or payment term in relation to the investment performance of the specified subaccounts within the separate account.

Written Notice--Written notice, signed by the owner, that gives PFL the information it requires and is received at the administrative and service office. For some transactions, PFL may accept an electronic notice such as telephone instructions. Such electronic notice must meet the requirements PFL establishes for such notices.

In order to supplement the description in the prospectus, the following provides additional information about PFL and the policy, which may be of interest to a prospective purchaser.

                         THE POLICY--GENERAL PROVISIONS

Owner

The policy shall belong to the owner upon issuance of the policy after completion of an application and delivery of the initial premium payment. While the annuitant is living, the owner may: (1) assign the policy; (2) surrender the policy; (3) amend or modify the policy with PFL's consent; (4) receive annuity payments or name a payee to receive the payments; and (5) exercise, receive and enjoy every other right and benefit contained in the policy. The exercise of these rights may be subject to the consent of any assignee or irrevocable beneficiary; and of the owner's spouse in a community or marital property state.

Unless PFL has been notified of a community or marital property interest in the policy, it will rely on its good faith belief that no such interest exists and will assume no responsibility for inquiry.

A successor owner can be named in the application or in a written notice. The successor owner will become the new owner upon your death, if you predecease the annuitant. If no successor owner survives the owner and the owner predeceases the annuitant, your estate will become the owner.

Note carefully. If the owner does not name a contingent owner, the owner's estate will become the new owner. If no probate estate is opened because the owner has precluded the opening of a probate estate by means of a trust or other instrument, unless PFL has received written notice of the trust as a successor owner signed prior to the owner's death, that trust may not exercise ownership rights to the policy. It may be necessary to open a probate estate in order to exercise ownership rights to the policy if no contingent owner is named in a written notice received by PFL.

The owner may change the ownership of the policy in a written notice. When this change takes effect, all rights of ownership in the policy will pass to the new owner. A change of ownership may have tax consequences.

When there is a change of owner or successor owner, the change will not be effective until it is recorded in our records. Once recorded it will take effect as of the date the owner signs the written notice, subject to any payment PFL has made or action PFL has taken before recording the change. Changing the owner or naming a new successor owner cancels any prior choice of successor owner, but does not change the designation of the beneficiary or the annuitant.

If ownership is transferred (except to the owner's spouse) because the owner dies before the annuitant, the adjusted policy value generally must be distributed to the successor owner within five years of the owner's death, or if the first payment begins within one year of the owner's death, payments must be made for a period certain which does not exceed that successor owner's life expectancy.

Entire Policy

The policy, any endorsements thereon, the application, and information provided in lieu thereof, constitute the entire contract between PFL and the owner. All statements in the application are representations and not warranties. No statement will cause the policy to be void or to be used in defense of a claim unless contained in the application or information provided in lieu thereof.

Misstatement of Age or Sex

If the age or sex of the annuitant has been misstated, PFL will change the annuity benefit payable to that which the premium payments would have purchased for the correct age or sex. The dollar amount of any underpayment made by PFL shall be paid in full with the next payment due such person or the beneficiary. The dollar amount of any overpayment made by PFL due to any misstatement shall be deducted from payments subsequently accruing to such person or beneficiary. Any underpayment or overpayment will include interest at 5% per year, from the date of the wrong payment to the date of the adjustment. The age of the annuitant may be established at any time by the submission of proof satisfactory to PFL.

Addition, Deletion, or Substitution of Investments

PFL cannot and does not guarantee that any of the subaccounts or portfolios will always be available for premium payments, allocations, or transfers. PFL retains the right, subject to any applicable law, to make certain changes in the separate account and its investments. PFL reserves the right to eliminate the shares of any portfolio held by a subaccount and/or to substitute shares of another portfolio of the underlying funds, or of another registered open-end management investment company for the shares of any portfolio, if the shares of the portfolio are no longer available for investment or if, in PFL's judgment, investment in any portfolio would be inappropriate in view of the purposes of the separate account. To the extent required by the 1940 Act, substitutions of shares attributable to an owner's interest in a subaccount will not be made without prior notice to the owner and the prior approval of the Securities and Exchange Commission (SEC). Nothing contained herein shall prevent the separate account from purchasing other securities for other series or classes of variable annuity policies, or from effecting an exchange between series or classes of variable annuity policies on the basis of your requests.

New subaccounts may be established when, in the sole discretion of PFL, marketing, tax, investment or other conditions warrant. Any new subaccounts may be made available to existing owners on a basis to be determined by PFL. Each additional subaccount will purchase shares in a mutual fund portfolio or other investment vehicle. PFL may also eliminate one or more subaccounts if, in its sole discretion, marketing, tax, investment or other conditions warrant such change. In the event any subaccount is eliminated, PFL will notify owners and request a reallocation of the amounts invested in the eliminated subaccount. If no such reallocation is provided by the owner, PFL will reinvest the amounts invested in the eliminated subaccount in the subaccount that invests in the Dreyfus--Money Market Portfolio (or in a similar portfolio of money market instruments) or in another subaccount, if appropriate.

In the event of any such substitution or change, PFL may, by appropriate endorsement, make such changes in the policies as may be necessary or appropriate to reflect such substitution or change. Furthermore, if deemed to be in the best interests of persons having voting rights under the policies, the separate account may be (i) operated as a management company under the 1940 Act or any other form permitted by law, (ii) deregistered under the 1940 Act in the event such registration is no longer required or (iii) combined with one or more other separate accounts. To the extent permitted by applicable law, PFL also may (1) transfer the assets of the separate account associated with the policies to another account or accounts, (2) restrict or eliminate any voting rights of owners or other persons who have voting rights as to the separate account, (3) create new separate accounts, (4) add new subaccounts to or remove existing subaccounts from the separate account, or combine subaccounts, or (5) add new underlying funds, or substitute a new fund for an existing fund.

Excess Interest Adjustment

Money that you withdraw from or apply to an annuity payment option from a guaranteed period option of the fixed account before the end of its guaranteed period (the number of years you specified the money would remain in the guaranteed period option) may be subject to an excess interest adjustment. At the time you request a withdrawal, if interest rates PFL set have risen since the date of the initial guarantee, the excess interest adjustment will result in a lower cash value. However, if interest rates have fallen since the date of the initial guarantee, the excess interest adjustment will result in a higher cash value.

Excess interest adjustments will not reduce the adjusted policy value for a guaranteed period option below the amount paid into it, less any prior partial withdrawals and transfers from that guaranteed period option, plus interest at the policy's minimum guaranteed effective annual interest rate of 3%. This is referred to as the excess interest adjustment floor.

The formula which will be used to determine the excess interest adjustment is:

                               S*(G - C)* (M/12)

S = Gross amount being withdrawn that is subject to the excess interest adjustment.

G =  Guaranteed interest rate applicable to S.

C = Current Guaranteed Interest Rate then being offered on new premium payments for the next longer guaranteed period than "M". If this policy form or such a guaranteed period is no longer offered, "C" will be the U.S. Treasury rate for the next longer maturity (in whole years) than "M" on the 25th day of the previous calendar month, plus up to 2%.

M = Number of months remaining in the current guaranteed period, rounded up to the next higher whole number of months.

* =  multiplication

/\=  exponentiation

               Example 1 (Full Surrender, rates increase by 3%):

  Single premium:                             $50,000
-----------------------------------------------------------------------------------------
  Guarantee period:                           5 Years
-----------------------------------------------------------------------------------------
  Guarantee rate:                             5.50% per annum
-----------------------------------------------------------------------------------------
  Full surrender:                             middle of contract year 3
-----------------------------------------------------------------------------------------
  Policy value at middle of contract year 3   = 50,000* (1.055) /\2.5 = 57,161.18
-----------------------------------------------------------------------------------------
  Surrender charge free amount at middle of
  policy year 3                               = 57,161.18* .30 = 17,148.35
-----------------------------------------------------------------------------------------
  Excess interest adjustment free amount at
  middle of policy year 3                     = 57,161.18 - 50,000 = 7,161.18
-----------------------------------------------------------------------------------------
  Amount subject to excess interest           = 57,161.18 - 7,161.18 = 50,000.00
  adjustment
-----------------------------------------------------------------------------------------
  Excess interest adjustment floor            = 50,000* (1.03) /\2.5 = 53,834.80
-----------------------------------------------------------------------------------------
  Excess interest adjustment
  G = .055
  C = .085
  M = 30
-----------------------------------------------------------------------------------------
  Excess interest adjustment                  = S* (G - C)* (M/12)
-----------------------------------------------------------------------------------------
                                              = 50,000.00* (.055 - .085)* (30/12)
-----------------------------------------------------------------------------------------
                                              = -3,750.00, but excess interest adjustment
                                              cannot cause the adjusted policy value to
                                              fall below the Excess interest adjustment
                                              floor, so the adjustment is limited to
                                              53,834.80 - 57,161.18 = -3,326.38
-----------------------------------------------------------------------------------------
  Adjusted Policy Value                       = Policy value + Excess interest
                                              adjustment = 57,161.18 -
                                               3,326.38 = 53,834.80
-----------------------------------------------------------------------------------------
  Surrender Charge                            = (50,000 - 17,148.35)* .06 = 1,971.10
-----------------------------------------------------------------------------------------
  Cash Value at middle of Policy Year 3       = Policy value + Excess interest
                                              adjustment - surrender charge
-----------------------------------------------------------------------------------------
                                              = 57,161.18 - 3,326.38 - 1,971.10
-----------------------------------------------------------------------------------------
                                              = 51,863.70

               Example 2 (Full Surrender, rates decrease by 1%):

  Single Premium:                             $50,000
-----------------------------------------------------------------------------------------
  Guarantee period:                           5 Years
-----------------------------------------------------------------------------------------
  Guarantee rate:                             5.50% per annum
-----------------------------------------------------------------------------------------
  Full surrender:                             middle of contract year 3
-----------------------------------------------------------------------------------------
  Policy value at middle of policy year 3     = 50,000* (1.055) /\2.5 = 57,161.18
-----------------------------------------------------------------------------------------
  Surrender charge free amount at middle of   = 57,161.18* .30 = 17,148.35
  policy year 3
-----------------------------------------------------------------------------------------
  Excess interest adjustment free amount at   = 57,161.18 - 50,000 = 7,161.18
  middle of policy year 3
-----------------------------------------------------------------------------------------
  Amount subject to excess interest           = 57,161.18 - 7,161.18 = 50,000.00
  adjustment
-----------------------------------------------------------------------------------------
  Excess interest adjustment floor            = 50,000* (1.03) /\2.5 = 53,834.80
-----------------------------------------------------------------------------------------
  Excess interest adjustment
  G = .055
  C = .045
  M = 30
-----------------------------------------------------------------------------------------
  Excess interest adjustment                  = S* (G - C)* (M/12)
-----------------------------------------------------------------------------------------
                                              = 50,000* (.055 - .045)* (30/12)
-----------------------------------------------------------------------------------------
                                              = 1,250.00
-----------------------------------------------------------------------------------------
  Adjusted policy value                       = policy value + excess interest adjustment
-----------------------------------------------------------------------------------------
                                              = 57,161.18 + 1,250.00 = 58,411.18
-----------------------------------------------------------------------------------------
  Surrender charge                            = (50,000 - 17,148.35)* .06 = 1,971.10
-----------------------------------------------------------------------------------------
  Cash value at middle of policy year 3       = policy value + excess interest
                                              adjustment - surrender charge
-----------------------------------------------------------------------------------------
                                              = 57,161.18 + 1,250 - 1,971.10
-----------------------------------------------------------------------------------------
                                              = 56,440.08

On a partial withdrawal, PFL will pay the owner the full amount of withdrawal requested (as long as the policy value is sufficient). Surrender charge--free withdrawals will reduce the policy value by the amount withdrawn. Amounts withdrawn in excess of the surrender charge--free amount will reduce the policy value by an amount equal to:

                                   X - Y + Z

X= excess partial withdrawal = requested withdrawal less surrender charge-- free amount

A= amount of partial withdrawal which is subject to excess interest adjustment = requested withdrawal - excess interest adjustment-free amount, where excess interest adjustment-free amount = cumulative interest credited at time of, but prior to, withdrawal.

Y= excess interest adjustment = (A)*(G-C)*(M/12) where G, C, and M are defined above, with "A" substituted for "S" in the definition of G and M.

Z=  surrender charge on X minus Y.

             Example 3 (Partial Withdrawal, rates increase by 1%):

  Single premium:                              $50,000
-------------------------------------------------------------------------------------
  Guarantee period:                            5 Years
-------------------------------------------------------------------------------------
  Guarantee rate:                              5.50% per annum
-------------------------------------------------------------------------------------
  Partial surrender:                           $30,000; middle of contract year 3
-------------------------------------------------------------------------------------
  Policy value at middle of policy year 3      = 50,000* (1.055) /\2.5 = 57,161.18
-------------------------------------------------------------------------------------
  Surrender charge free amount at middle of    = 57,161.18* .30 = 17,148.35
  policy year 3
-------------------------------------------------------------------------------------
  Excess interest adjustment free amount at    = 57,161.18 - 50,000 = 7,161.18
  middle of policy year 3
-------------------------------------------------------------------------------------
  Excess interest adjustment/surrender charge
   X= 30,000 - 17,148.35 = 12,851.65
   A= 30,000 - 7,161.18 = 22,838.82
   G= .055
   C= .065
   M= 30
   Y= 22,838.82* (.055 - .065)* (30/12) = -
   570.97
   Z= .06* [12,851.65 - ( - 570.97)] = 805.36
-------------------------------------------------------------------------------------
  Reduction to policy value due to surrender   = 17,148.35
  charge--free withdrawal
-------------------------------------------------------------------------------------
  Reduction to policy value due to excess      = X - Y + Z
  withdrawal
-------------------------------------------------------------------------------------
                                               = 12,851.65 - ( - 570.97) + 805.36
-------------------------------------------------------------------------------------
                                               = 14,227.98
-------------------------------------------------------------------------------------
  Policy value after withdrawal at middle of
  policy year 3                                = 57,161.18 - [17,148.35 + 14,227.98]
-------------------------------------------------------------------------------------
                                               = 57,161.18 - [17,148.35 + 12,851.65 -
                                                ( - 570.97) + 805.36]
-------------------------------------------------------------------------------------
                                               = 57,161.18 - [30,000 -
                                                ( - 570.97) + 805.36]
-------------------------------------------------------------------------------------
                                               = 57,161.18 - 31,376.33 = 25,784.85

             Example 4 (Partial Withdrawal, rates decrease by 1%):

  Single Premium:                              $50,000
-----------------------------------------------------------------------------------------
  Guarantee period:                            5 Years
-----------------------------------------------------------------------------------------
  Guarantee rate:                              5.50% per annum
-----------------------------------------------------------------------------------------
  Partial surrender:                           $30,000; middle of contract year 3
-----------------------------------------------------------------------------------------
  Policy value at middle of policy year 3      = 50,000* (1.055) /\2.5 = 57,161.18
-----------------------------------------------------------------------------------------
  Surrender charge free amount at middle of
  policy year 3                                = 57,161.18* .30 = 17,148.35
-----------------------------------------------------------------------------------------
  Excess interest adjustment free amount at
  middle of policy year 3                      = 57,161.18 - 50,000 = 7,161.18
-----------------------------------------------------------------------------------------
  Excess interest adjustment/surrender charge
   X=30,000 - 17,148.35 = 12,851.65
   A= 30,000,00 - 7,161.18 = 22,838.82
   G=.055
   C=.045
   M=30
   Y=22,838.82* (.055 - .045)*
   (30/12) = 570.97
   Z=.06* [12,851.65 - (570.97)] = 736.84
-----------------------------------------------------------------------------------------
  Reduction to policy value due to surrender
  charge--free withdrawal                      = 17,148.35
-----------------------------------------------------------------------------------------
  Reduction to policy value due to excess
  withdrawal                                   = X - Y + Z
-----------------------------------------------------------------------------------------
                                               = 12,851.65 - 570.97 + 736.84
-----------------------------------------------------------------------------------------
                                               = 13,017.52
-----------------------------------------------------------------------------------------
  Policy value after withdrawal at middle of
  policy year 3                                = 57,161.18 - [17,148.35 + 13,017.52]
-----------------------------------------------------------------------------------------
                                               = 57,161.18 - [17,148.35 + 12,851.65 -
                                               570.97 + 736.84]
-----------------------------------------------------------------------------------------
                                               = 57,161.18 - [30,000 - (570.97) + 736.84]
-----------------------------------------------------------------------------------------
                                               = 57,161.18 - 30,165.87 = 26,995.31

Reallocation of Annuity Units After the Annuity Commencement Date

After the annuity commencement date, the owner may reallocate the value of a designated number of annuity units of a subaccount of the separate account then credited to a policy into an equal value of annuity units of one or more other subaccounts of the separate account, or the fixed account. An annuity unit is an accounting unit used in the calculation of the amount of the second and each subsequent variable annuity payment. The reallocation shall be based on the relative value of the annuity units of the account(s) or subaccount(s) at the end of the business day on the next payment date. The minimum amount which may be reallocated is the lesser of (1) $10 of monthly income or (2) the entire monthly income of the annuity units in the account or subaccount from which the transfer is being made. If the monthly income of the annuity units remaining in an account or subaccount after a reallocation is less than $10, PFL reserves the right to include the value of those annuity units as part of the transfer. The request must be in writing to PFL's administrative and service office. There is no charge assessed in connection with such reallocation. A reallocation of annuity units may be made up to four times in any given policy year.

After the annuity commencement date, no transfers may be made from the fixed account to the separate account.

Annuity Payment Options

During the lifetime of the annuitant and prior to the annuity commencement date, the owner may choose an annuity payment option or change the election, but written notice of any election or change of election must be received by PFL at its administrative and service office at least thirty (30) days prior to the annuity commencement date. If no election is made prior to the annuity commencement date, annuity payments will be made under (i) Payment Option 3, life income with level payments for 10 years certain, using the existing adjusted policy value of the fixed account, or (ii) under Payment Option 3, life income with variable payments for 10 years certain using the existing policy value of the separate account, or (iii) in a combination of (i) and
(ii).

The person who elects an annuity payment option can also name one or more successor payees to receive any unpaid amount PFL has at the death of a payee. Naming these payees cancels any prior choice of a successor payee.

A payee who did not elect the annuity payment option does not have the right to advance or assign payments, take the payments in one sum, or make any other change. However, the payee may be given the right to do one or more of these things if the person who elects the option tells PFL in writing and PFL agrees.

Variable Payment Options. The dollar amount of the first variable annuity payment will be determined in accordance with the annuity payment rates set forth in the applicable table contained in the policy. The tables are based on a 5% effective annual Assumed Investment Return and the "1983 Table a" (male, female, and unisex if required by law) mortality table with projection using projection Scale G factors, assuming a maturity date in the year 2000. ("The 1983 Table a" mortality rates are adjusted based on improvements in mortality since 1983 to more appropriately reflect increased longevity. This is accomplished using a set of improvement factors referred to as projection scale G.) The dollar amount of additional variable annuity payments will vary based on the investment performance of the subaccount(s) of the separate account selected by the annuitant or beneficiary.

Determination of the First Variable Payment. The amount of the first variable payment depends upon the sex (if consideration of sex is allowed under state law) and adjusted age of the annuitant. The adjusted age is the annuitant's actual age nearest birthday, on the annuity commencement date, adjusted as follows:

         Annuity
         Commencement
         Date           Adjusted Age
         ------------   --------------------
         Before 2001    Actual Age
         2001-2010      Actual Age minus 1
         2011-2020      Actual Age minus 2
         2021-2030      Actual Age minus 3
         2031-2040      Actual Age minus 4
         After 2040     As determined by PFL

This adjustment assumes an increase in life expectancy, and therefore it results in lower payments than without such an adjustment.

Determination of Additional Variable Payments. All variable annuity payments other than the first are calculated using annuity units which are credited to the policy. The number of annuity units to be credited in respect of a particular subaccount is determined by dividing that portion of the first variable annuity payment attributable to that subaccount by the annuity unit value of that subaccount on the annuity commencement date. The number of annuity units of each particular subaccount credited to the policy then remains fixed, assuming no transfers to or from that subaccount occur. The dollar value of variable annuity units in the chosen subaccount will increase or decrease reflecting the investment experience of the chosen subaccount. The dollar amount of each variable annuity payment after the first may increase, decrease or remain constant, and is equal to the sum of the amounts determined by multiplying the number of annuity units of each particular subaccount credited to the policy by the annuity unit value for the particular subaccount on the date the payment is made.

Death Benefit

Adjusted Partial Withdrawal. The amount of your guaranteed minimum death benefit is reduced due to a partial withdrawal called the adjusted partial withdrawal. The reduction amount depends on the relationship between your guaranteed minimum death benefit and policy value. The adjusted partial withdrawal is the sum of (1) and (2), where:

  (1) The surrender charge-free withdrawal amount taken; and

  (2) The amount that an excess partial withdrawal (the portion of a withdrawal that can be subject to a surrender charge) reduces the policy value times [(a) divided by (b)] where:

    (a) is the amount of the death benefit prior to the excess partial withdrawal; and

    (b) is the policy value prior to the excess partial withdrawal.

The following examples describe the effect of a withdrawal on the guaranteed minimum death benefit and policy value.

                                   EXAMPLE 1
                          (Assumed Facts for Example)

------------------------------------------------------------------------------
  $75,000 current guaranteed minimum death benefit before withdrawal
------------------------------------------------------------------------------
  $50,000 current policy value before withdrawal
------------------------------------------------------------------------------
  $75,000 current death benefit (larger of policy value and guaranteed minimum death benefit)
------------------------------------------------------------------------------
  6%      current surrender charge percentage
------------------------------------------------------------------------------
  $15,000 requested withdrawal
------------------------------------------------------------------------------
  $10,000 surrender charge-free amount (assumes 20% cumulative free percentage is available)
------------------------------------------------------------------------------
  $ 5,000 excess partial withdrawal--(amount subject to surrender charge)
------------------------------------------------------------------------------
  $   100 excess interest adjustment (assumes interest rates have decreased since initial guarantee)
------------------------------------------------------------------------------
  $   294 surrender charge on (excess partial withdrawal less excess interest adjustment) = 0.06*(5000 - 100)
------------------------------------------------------------------------------
  $ 5,194 reduction in policy value due to excess partial withdrawal = 5000 -
           100 + 294
------------------------------------------------------------------------------
  $17,791 adjusted partial withdrawal = $10,000 + [$5,194* (75,000/50,000)]
------------------------------------------------------------------------------
  $57,209 New guaranteed minimum death benefit (after withdrawal) = 75,000 -
           17,791
------------------------------------------------------------------------------
  $34,806 New policy value (after withdrawal) = 50,000 - 10,000 - 5,194

Summary:
--------
Reduction in guaranteed minimum death benefit  = $17,791
Reduction in policy value                      = $15,194

Note, guaranteed minimum death benefit is reduced more than the policy value since the guaranteed minimum death benefit was greater than the policy value just prior to the withdrawal.

                                   EXAMPLE 2
                          (Assumed Facts for Example)

------------------------------------------------------------------------------
  $50,000 current guaranteed minimum death benefit before withdrawal
------------------------------------------------------------------------------
  $75,000 current policy value before withdrawal
------------------------------------------------------------------------------
  $75,000 current death benefit (larger of policy value and guaranteed minimum death benefit)
------------------------------------------------------------------------------
  6%      current surrender charge percentage
------------------------------------------------------------------------------
  $15,000 requested withdrawal
------------------------------------------------------------------------------
  $11,250 surrender charge-free amount (assumes 15% cumulative free percentage is available)
------------------------------------------------------------------------------
  $ 3,750 excess partial withdrawal--(amount subject to surrender charge)
------------------------------------------------------------------------------
  $ -100  excess interest adjustment
          (assumes interest rates have increased since initial guarantee)
------------------------------------------------------------------------------
  $   231 surrender charge on (excess partial withdrawal less excess interest adjustment) = 0.06*[(3750 - ( - 100)]
------------------------------------------------------------------------------
  $ 4,081 reduction in policy value due to excess partial withdrawal = 3750 -
          ( - 100) + 231 = 3750 + 100 + 231
------------------------------------------------------------------------------
  $15,331 adjusted partial withdrawal = $11,250 + [$4,081* (75,000/75,000)]
------------------------------------------------------------------------------
  $34,669 New guaranteed minimum death benefit (after withdrawal) = 50,000 -
           15,331
------------------------------------------------------------------------------
  $59,669 New policy value (after withdrawal) = 75,000 - 11,250 - 4,081

Summary:
--------
Reduction in guaranteed minimum death benefit  = $15,331
Reduction in policy value                      = $15,331

Note, the guaranteed minimum death benefit and policy value are reduced by the same amount since the policy value was higher than the guaranteed minimum death benefit just prior to the withdrawal.

Due proof of death of the annuitant is proof that the annuitant who is the owner died prior to the commencement of annuity payments. A certified copy of a death certificate, a certified copy of a decree of a court of competent jurisdiction as to the finding of death, a written statement by the attending physician, or any other proof satisfactory to PFL, will constitute due proof of death. Upon receipt of this proof and an election of a method of settlement and return of the policy, the death benefit generally will be paid within seven days, or as soon thereafter as PFL has sufficient information about the beneficiary to make the payment. The beneficiary may receive the amount payable in a lump sum cash benefit, or, subject to any limitation under any state or federal law, rule, or regulation, under one of the annuity payment options described above, unless a settlement agreement is effective at the death of the owner preventing such election.

Distribution Requirements. If the annuitant was the owner, and the beneficiary was not the annuitant's spouse, the death benefit must (1) be distributed within five years of the date of the deceased owner's death, or (2) payments under an annuity payment option must begin no later than one year after the deceased owner's death and must be made for the beneficiary's lifetime or for a period certain (so long as any period certain does not exceed the beneficiary's life expectancy). Death Proceeds which are not paid to or for the benefit of a natural person must be distributed within five years of the date of the deceased owner's death. If the sole beneficiary is the deceased owner's surviving spouse, such spouse may elect to continue the policy as the new annuitant and owner instead of receiving the death benefit. (See "Certain Federal Income Tax Consequences.")

If the annuitant is not the owner, and the owner dies prior to the annuity commencement date, a successor owner may surrender the policy at any time for the amount of the adjusted policy value. If the successor owner is not the deceased owner's spouse, however, the adjusted policy value must be distributed: (1) within five years after the date of the deceased owner's death, or (2) payments under an annuity payment option must begin no later than one year after the deceased owner's death and must be made for the successor owner's lifetime or for a period certain (so long as any period certain does not exceed the successor owner's life expectancy).

Beneficiary. The beneficiary designation in the application will remain in effect until changed. The owner may change the designated beneficiary by sending written notice to PFL. The beneficiary's consent to such change is not required unless the beneficiary was irrevocably designated or law requires consent. (If an irrevocable beneficiary dies, the owner may then designate a new beneficiary .) The change will take effect as of the date the owner signs the written notice, whether or not the owner is living when the notice is received by PFL. PFL will not be liable for any payment made before the written notice is received. If more than one beneficiary is designated, and the owner fails to specify their interests, they will share equally.

Death of Owner

Federal tax law requires that if any owner (including any joint owner or any successor owner who has become a current owner) dies before the annuity commencement date, then the entire value of the policy must generally be distributed within five years of the date of death of such owner. Certain rules apply where (1) the spouse of the deceased owner is the sole beneficiary, (2) the owner is not a natural person and the primary annuitant dies or is changed, or (3) any owner dies after the annuity commencement date. See "Certain Federal Income Tax Consequences" below for more information about these rules. Other rules may apply to qualified policies.

Assignment

During the lifetime of the annuitant the owner may assign any rights or benefits provided by the policy if your policy is a nonqualified policy. An assignment will not be binding on PFL until a copy has been filed at its administrative and service office. The rights and benefits of the owner and beneficiary are subject to the rights of the assignee. PFL assumes no responsibility for the validity or effect of any assignment. Any claim made under an assignment shall be subject to proof of interest and the extent of the assignment. An assignment may have tax consequences.

Unless you so direct by filing written notice with PFL, no beneficiary may assign any payments under the policy before they are due. To the extent permitted by law, no payments will be subject to the claims of any beneficiary's creditors.

Ownership under qualified policies is restricted to comply with the Code.

Evidence of Survival

PFL reserves the right to require satisfactory evidence that a person is alive if a payment is based on that person being alive. No payment will be made until PFL receives such evidence.

Non-Participating

The policy will not share in PFL's surplus earnings; no dividends will be paid.

Amendments

No change in the policy is valid unless made in writing by PFL and approved by one of PFL's officers. No registered representative has authority to change or waive any provision of the policy.

PFL reserves the right to amend the policy to meet the requirements of the Code, regulations or published rulings. You can refuse such a change by giving written notice, but a refusal may result in adverse tax consequences.

Employee and Agent Purchases

The policy may be acquired by an employee or registered representative of any broker/dealer authorized to sell the policy or their spouse or minor children, or by an officer, director, trustee or bona-fide full-time employee of PFL or its affiliated companies or their spouse or minor children. In such a case, PFL may credit an amount equal to a percentage of each premium payment to the policy due to lower acquisition costs PFL experiences on those purchases. The credit will be reported to the Internal Revenue Service as taxable income to the employee or registered representative. PFL may offer certain employer sponsored savings plans, in its discretion, reduced fees and charges including, but not limited to, the annual service charge, the surrender charges, the mortality and expense risk fee and the administrative charge for certain sales under circumstances which may result in savings of certain costs and expenses. In addition, there may be other circumstances of which PFL is not presently aware which could result in reduced sales or distribution expenses. Credits to the policy or reductions in these fees and charges will not be unfairly discriminatory against any owner.

                    CERTAIN FEDERAL INCOME TAX CONSEQUENCES

The following summary does not constitute tax advice. It is a general discussion of certain of the expected federal income tax consequences of investment in and distributions with respect to a policy, based on the Internal Revenue Code of 1986, as amended, proposed and final Treasury Regulations thereunder, judicial authority, and current administrative rulings and practice. This summary discusses only certain federal income tax consequences to "United States Persons," and does not discuss state, local, or foreign tax consequences. United States Persons means citizens or residents of the United States, domestic corporations, domestic partnerships and trusts or estates that are subject to United States federal income tax regardless of the source of their income.

Tax Status of the Policy

The following discussion is based on the assumption that the policy qualifies as an annuity contract for federal income tax purposes.

Diversification Requirements. Section 817(h) of the Code provides that in order for a variable contract which is based on a segregated asset account to qualify as an annuity contract under the Code, the investments made by such account must be "adequately diversified" in accordance with Treasury regulations. The Treasury regulations issued under Section 817(h) (Treas. Reg. ((S)) 1.817-5) apply a diversification requirement to each of the subaccounts 20 of the separate account. The separate account, through the underlying funds and their portfolios, intends to comply with the diversification requirements of the Treasury. PFL has entered into agreements regarding participation in the Retirement Income Builder II that require the underlying funds and their portfolios to be operated in compliance with the Treasury regulations.

Owner Control. In certain circumstances, owners of variable annuity contracts may be considered the owners, for Federal income tax purposes, of the assets of the separate account used to support their contracts. In those circumstances, income and gains from the separate account assets would be includable in the variable annuity contractowner's gross income. Several years ago, the IRS state in published rulings that a variable contract owner will be considered the owner of separate account assets if the contractowner possesses incidents of ownership in those assets, such as the ability to exercise investment control over the assets. More recently, the Treasury Department announced, in connection with the issuance of regulations concerning investment diversification, that those regulations "do not provide guidance concerning the circumstances in which investor control of the investments of a segregated asset account may cause the investor, rather than the insurance company, to be treated as the owner of the assets in the account." This announcement also stated that guidance would be issued by way of regulations or rulings on the "extent to which policyholders may direct their investments to particular subaccounts without being treated as owners of underlying assets."

The ownership rights under the contract are similar to, but different in certain respects from those described by the IRS in rulings in which it was determined that contractowners were not owners of separate account assets. For example, the owner of a policy has the choice of one or more subaccounts in which to allocate premiums and policy values, and may be able to transfer among these accounts more frequently than in such rulings. These differences could result in policyowners being treated as the owners of the assets of the separate account. In addition, PFL does not know what standards will be set forth, if any, in the regulations or rulings which the Treasury Department has stated it expects to issue. PFL therefore reserves the right to modify the policies as necessary to attempt to prevent the policyowners from being considered the owners of a pro rata share of the assets of the separate account.

Distribution Requirements. The Code also requires that nonqualified policies contain specific provisions for distribution of policy proceeds upon the death of any owner. In order to be treated as an annuity contract for federal income tax purposes, the Code requires that such policies provide that if any owner dies on or after the annuity commencement date and before the entire interest in the policy has been distributed, the remaining portion must be distributed at least as rapidly as under the method in effect on such owner's death. If any owner dies before the annuity commencement date, the entire interest in the policy must generally be distributed within 5 years after such owner's date of death or be applied to provide an immediate annuity under which payments will begin within one year of such owner's death and will be made for the life of the beneficiary or for a period not extending beyond the life expectancy of the beneficiary. However, if such owner's death occurs prior to the annuity commencement date, and such owner's surviving spouse is named the beneficiary, then the policy may be continued with the surviving spouse as the new owner. If any owner is not a natural person, then for purposes of these distribution requirements, the primary annuitant shall be treated as the owner and any death or change of such primary annuitant shall be treated as the death of an owner. The policy contains provisions intended to comply with these requirements of the Code. No regulations interpreting these requirements of the Code have yet been issued and thus no assurance can be given that the provisions contained in the policies satisfy all such Code requirements. The provisions contained in the policies will be reviewed and modified if necessary to maintain their compliance with the Code requirements when clarified by regulation or otherwise.

Withholding. The portion of any distribution under a policy that is includable in gross income will be subject to federal income tax withholding unless the recipient of such distribution elects not to have federal income tax withheld. Election forms will be provided at the time distributions are requested or made. The withholding rate varies according to the type of distribution and the owner's tax status. For qualified policies, "eligible rollover distributions" from Section 401(a) plans, Section 403(a) annuities, and Section 403(b) tax-sheltered annuities are subject to a mandatory federal income tax withholding of 20%. An eligible rollover distribution is the taxable portion of any distribution from such a plan, except certain distributions such as distributions required by the Code or distributions in a specified annuity form. The 20% withholding does not apply, however, if the owner chooses a "direct rollover" from the plan to another tax-qualified plan or IRA. Different withholding requirements may apply in the case of non-United States persons.

Qualified Policies. The qualified policy is designed for use with several types of tax-qualified retirement plans. The tax rules applicable to participants and beneficiaries in tax-qualified retirement plans vary according to the type of plan and the terms and conditions of the plan. Special favorable tax treatment may be available for certain types of contributions and distributions. Adverse tax consequences may result from contributions in excess of specified limits; distributions prior to age 59 1/2 (subject to certain exceptions); distributions that do not conform to specified commencement and minimum distribution rules; and in other specified circumstances. Some retirement plans are subject to distribution and other requirements that are not incorporated into the policies or PFL's Policy administration procedures. Owners, participants and beneficiaries are responsible for determining that contributions, distributions and other transactions with respect to the policies comply with applicable law.

For qualified plans under section 401(a), 403(a), 403(b), and 457, the Code requires that distributions generally must commence no later than the later of April 1 of the calendar year following the calendar year in which the owner (or plan participant) (i) reaches age 70 1/2 or (ii) retires, and must be made in a specified form or manner. If the plan participant is a "5 percent owner" (as defined in the Code), distributions generally must begin no later than April 1 of the calendar year in which the owner (or plan participant) reaches age 70 1/2. Each owner is responsible for requesting distributions under the policy that satisfy applicable tax rules.

PFL makes no attempt to provide more than general information about use of the policy with the various types of retirement plans. Purchasers of policies for use with any retirement plan should consult their legal counsel and tax adviser regarding the suitability of the policy.

Individual Retirement Annuities. In order to qualify as a traditional individual retirement annuity under Section 408(b) of the Code, a policy must contain certain provisions: (i) the owner must be the annuitant; (ii) the policy generally is not transferable by the owner, e.g., the owner may not designate a new owner, designate a contingent owner or assign the policy as collateral security; (iii) the total premium payments for any calendar year on behalf of any individual may not exceed $2,000, except in the case of a rollover amount or contribution under Sections 402(c), 403(a)(4), 403(b)(8) or 408(d)(3) of the Code; (iv) annuity payments or partial withdrawals must begin no later than April 1 of the calendar year following the calendar year in which the annuitant attains age 70 1/2; (v) an annuity payment optionaj with a period certain that will guarantee annuity payments beyond the life expectancy of the annuitant and the beneficiary may not be selected; (vi) certain payments of death benefits must be made in the event the annuitant dies prior to the distribution of the policy value; and (vii) the entire interest of the owner is non-forfeitable. Policies intended to qualify as traditional individual retirement annuities under Section 408(b) of the Code contain such provisions. Amounts in the IRA (other than nondeductible contributions) are taxed when distributed from the IRA. Distributions prior to age 59 1/2 (unless certain exceptions apply) are subject to a 10% penalty tax.

No part of the funds for an individual retirement account (including a Roth
IRA) or annuity may be invested in a life insurance contract, but the regulations thereunder allow such funds to be invested in an annuity policy that provides a death benefit that equals the greater of the premiums paid or the cash value for the contract. The policy provides an enhanced death benefit that could exceed the amount of such a permissible death benefit, but it is unclear to what extent such an enhanced death benefit could disqualify the policy as an IRA. The Internal Revenue Service has not reviewed the policy for qualification as an IRA, and has not addressed in a ruling of general applicability whether an enhanced death benefit provision, such as the provision in the policy, comports with IRA qualification requirements.

Roth Individual Retirement Annuities (Roth IRA). The Roth IRA, under Section 408A of the Code, contains many of the same provisions as a traditional IRA. However, there are some differences. First, the contributions are not deductible and must be made in cash or as a rollover or transfer from another Roth IRA or other IRA. A rollover from or conversion of an IRA to a Roth IRA may be subject to tax and other special rules may apply to the rollover or conversion and to distributions attributable thereto. You should consult a tax adviser before combining any converted amounts with any other Roth IRA contributions, including any other conversion amounts from other tax years. The Roth IRA is available to individuals with earned income and whose modified adjusted gross income is under $110,000 for single filers, $160,000 for married filing jointly, and $10,000 for married filing separately. The amount per individual that may be contributed to all IRAs (Roth and traditional) is $2,000. Secondly, the distributions are taxed differently. The Roth IRA offers tax-free distributions when made 5 tax years after the first contribution to any Roth IRA of the individual and made after attaining age 59 1/2, or to pay for qualified first time homebuyer expenses (lifetime maximum of $10,000), or due to death or disability. All other distributions are subject to income tax when made from earnings and may be subject to a premature withdrawal penalty tax unless an exception applies. Unlike the traditional IRA, there are no minimum required distributions during the owner's lifetime; however, required distributions at death are generally the same.

Section 403(b) Plans. Under Section 403(b) of the Code, payments made by public school systems and certain tax exempt organizations to purchase policies for their employees are excludable from the gross income of the employee, subject to certain limitations. However, such payments may be subject to FICA (Social Security) taxes. The policy includes a death benefit that in some cases may exceed the greater of the premium payments or the policy value. The death benefit could be characterized as an incidental benefit, the amount of which is limited in any tax-sheltered annuity under section 403(b). Because the death benefit may exceed this limitation, employers using the policy in connection with such plans should consult their tax adviser. Additionally, in accordance with the requirements of the Code, Section 403(b) annuities generally may not permit distribution of (i) elective contributions made in years beginning after December 31, 1988, (ii) earnings on those contributions, and (iii) earnings on amounts attributed to elective contributions held as of the end of the last year beginning before January 1, 1989. Distributions of such amounts will be allowed only upon the death of the employee, on or after attainment of age 59 1/2, separation from service, disability, or financial hardship, except that income attributable to elective contributions may not be distributed in the case of hardship.

Corporate Pension and Profit Sharing Plans and H.R. 10 Plans. Sections 401(a) and 403(a) of the Code permit corporate employers to establish various types of retirement plans for employees and self-employed individuals to establish qualified plans for themselves and their employees. Such retirement plans may permit the purchase of the policies to accumulate retirement savings. Adverse tax consequences to the plan, the participant or both may result if the policy is assigned or transferred to any individual as a means to provide benefit payments. The policy includes a death benefit that in some cases may exceed the greater of the premium payments or the policy value. The death benefit could be characterized as an incidental benefit, the amount of which is limited in an pension or profit-sharing plan. Because the death benefit may exceed this limitation, employers using the policy in connection with such plans should consult their tax adviser.

Deferred Compensation Plans. Section 457 of the Code, while not actually providing for a qualified plan (as that term is used in the Code), provides for certain deferred compensation plans with respect to service for state governments, local governments, political subdivisions, agencies, instrumentalities and certain affiliates of such entities, and tax exempt organizations. The policies can be used with such plans. Under such plans a participant may specify the form of investment in which his or her participation will be made. For non-governmental Section 457 plans, all such investments, however, are owned by the sponsoring employer, and are subject to the claims of the general creditors of the sponsoring employer. Depending on the terms of the particular plan, a non-governmental employer may be entitled to draw on deferred amounts for purposes unrelated to its Section 457 plan obligations. In general, all amounts received under a Section 457 plan are taxable and are subject to federal income tax withholding as wages.

Non-natural Persons. Pursuant to Section 72(u) of the Code, an annuity contract held by a taxpayer other than a natural person generally will not be treated as an annuity contract under the Code; accordingly, an owner who is not a natural person will recognize as ordinary income for a taxable year the excess of (i) the sum of the cash value as of the close of the taxable year and all previous distributions under the policy over (ii) the sum of the premium payments paid for the taxable year and any prior taxable year and the amounts includable in gross income for any prior taxable year with respect to the policy. For these purposes, the policy value at year end may have to be increased by any positive excess interest adjustment which could result from a full surrender at such time. There is, however, no definitive guidance on the proper tax treatment of excess interest adjustments and the owner should contact a competent tax adviser with respect to the potential tax consequences of an excess interest adjustment. Notwithstanding the preceding sentences in that paragraph, Section 72(u) of the Code does not apply to (i) a policy where the nominal owner is not a natural person but the beneficial owner of which is a natural person, (ii) a policy acquired by the estate of a decedent by reason of such decedent's death, (iii) a qualified policy (other than one qualifying under Section 457) or (iv) a single-payment annuity where the Commencement Date is no later than one year from the date of the single premium payment; such policies are taxed as described above under the heading "Taxation of Annuities."

Taxation of PFL

PFL at present is taxed as a life insurance company under part I of Subchapter L of the Code. The separate account is treated as part of PFL and, accordingly, will not be taxed separately as a "regulated investment company" under Subchapter M of the Code. PFL does not expect to incur any federal income tax liability with respect to investment income and net capital gains arising from the activities of the separate account retained as part of the reserves under the policy. Based on this expectation, it is anticipated that no charges will be made against the separate account for federal income taxes. If, in future years, any federal income taxes are incurred by PFL with respect to the separate account, PFL may make a charge to the separate account.

                             INVESTMENT EXPERIENCE

A "Net Investment Factor" is used to determine the value of accumulation units and annuity units, and to determine annuity payment rates.

Accumulation Units

Allocations of a premium payment directed to a subaccount are credited in the form of accumulation units. Each subaccount has a distinct accumulation unit value. The number of units credited is determined by dividing the premium payment or amount transferred to the subaccount by the accumulation unit value of the subaccount as of the end of the valuation period during which the allocation is made. For each subaccount, the accumulation unit value for a given business day is based on the net asset value of a share of the corresponding portfolio of the underlying funds less any applicable charges or fees. The investment performance of the portfolio, expenses, and deductions of certain charges affect the value of an accumulation unit.

Upon allocation to the selected subaccount of the separate account, premium payments are converted into accumulation units of the subaccount. The number of accumulation units to be credited is determined by dividing the dollar amount allocated to each subaccount by the value of an accumulation unit for that subaccount as next determined after the premium payment is received at the administrative and service office or, in the case of the initial premium payment, when the application is completed, whichever is later. The value of an accumulation unit was arbitrarily established at $1.000000 at the inception of each subaccount. Thereafter, the value of an accumulation unit is determined as of the close of trading on each day the New York Stock Exchange is open for business.

An index (the "Net Investment Factor") which measures the investment performance of a subaccount during a valuation period, is used to determine the value of an accumulation unit for the next subsequent valuation period. The Net Investment Factor may be greater or less than or equal to one; therefore, the value of an accumulation unit may increase, decrease or remain the same from one valuation period to the next. The owner bears this investment risk. The net investment performance of a subaccount and deduction of certain charges affect the accumulation unit value.

The Net Investment Factor for any subaccount for any valuation period is determined by dividing (a) by (b) and subtracting (c) from the result, where:

  (a) is the net result of:

    (1) the net asset value per share of the shares held in the subaccount determined at the end of the current valuation period, plus

    (2) the per share amount of any dividend or capital gain distribution made with respect to the shares held in the subaccount if the ex-dividend date occurs during the current valuation period, plus or minus

    (3) a per share credit or charge for any taxes determined by PFL to have resulted from the investment operations of the subaccount;

  (b) the net asset value per share of the shares held in the subaccount determined as of the end of the immediately preceding valuation period; and

  (c) is the charge for mortality and expense risk during the valuation period (equal on an annual basis to 1.10% for the Return of Premium Death Benefit and 1.25% for both the 5% Annually Compounding Death Benefit or the Annual Step-Up Death Benefit) of the daily net asset value of the subaccount, plus the .15% administrative charge for all three death benefit options.

              Illustration of Accumulation Unit Value Calculations

       Formula and Illustration for Determining the Net Investment Factor

          (Assume Either the 5% Annually Compounding Death Benefit or the Annual Step-Up Death Benefit is in effect.)

Investment Experience Factor = (A + B - C) - E
                               -----------
                                    D

 Where: A = The Net Asset Value of an underlying fund share as of the end of the current valuation period.
            Assume................................... .A = $11.57
        B = The per share amount of any dividend or capital gains distribution since the end of the immediately preceding valuation period.
            Assume..........................................B = 0
        C = The per share charge or credit for any taxes reserved for at the end of the current valuation period.
            Assume..........................................C = 0
        D = The Net Asset Value of an underlying fund share at the end of the immediately preceding valuation period.
            Assume.....................................D = $11.40
        E = The daily deduction for mortality and expense risk fee and administrative charges, which totals 1.40% on an annual basis.
            On a daily basis....................... = .0000380909

Then, the Investment Experience Factor =  (11.57 + 0 - 0) - .0000380909 = Z =
1.0148741898                              ---------------
                                               11.40

        Formula and Illustration for Determining Accumulation Unit Value

Accumulation Unit Value = A * B

 Where: A = The accumulation unit value for the immediately preceding valuation period.
            Assume............................................ = $X
        B = The Net Investment Factor for the current valuation period.
            Assume............................................. = Y

Then, the accumulation unit value = $X * Y = $Z

Annuity Unit Value and Annuity Payment Rates

The amount of variable annuity payments will vary with annuity unit values. Annuity unit values rise if the net investment performance of the subaccount exceeds the assumed interest rate of 5% annually. Conversely, annuity unit values fall if the net investment performance of the subaccount is less than the assumed rate. The value of a variable annuity unit in each subaccount was established at $1.00 on the date operations began for that subaccount. The value of a variable annuity unit on any subsequent business day is equal to (a) multiplied by (b) multiplied by (c), where:

  (a) is the variable annuity unit value for that subaccount on the immediately preceding business day;

  (b) is the net investment factor for that subaccount for the valuation period; and

  (c) is the investment result adjustment factor for the valuation period.

The investment result adjustment factor for the valuation period is the product of discount factors of .99986634 per day to recognize the 5% effective annual Assumed Investment Return. The valuation period is the period from the close of the immediately preceding business day to the close of the current business day.

The net investment factor for the policy used to calculate the value of a variable annuity unit in each subaccount for the valuation period is determined by dividing (i) by (ii) and subtracting (iii) from the result, where:

  (i) is the result of:

    (1) the net asset value of a fund share held in that subaccount determined at the end of the current valuation period; plus

    (2) the per share amount of any dividend or capital gain distributions made by the fund for shares held in that subaccount if the ex-dividend date occurs during the valuation period; plus or minus
    (3) a per share charge or credit for any taxes reserved for, which PFL determines to have resulted from the investment operations of the subaccount.

  (ii) is the net asset value of a fund share held in that subaccount determined as of the end of the immediately preceding valuation period.

  (iii) is a factor representing the mortality and expense risk fee and administrative charge. This factor is equal, on an annual basis, to 1.25% (for the Return of Premium Death Benefit) or 1.40% (for the 5% Annually Compounding Death Benefit and the Annual Step-Up Death Benefit) of the daily net asset value of a fund share held in that subaccount.

The dollar amount of subsequent variable annuity payments will depend upon changes in applicable annuity unit values.

The annuity payment rates vary according to the annuity option elected and the sex and adjusted age of the annuitant at the annuity commencement date. The policy also contains a table for determining the adjusted age of the annuitant.

              Illustration of Calculations for Annuity Unit Value
                         and Variable Annuity Payments

          Formula and Illustration for Determining Annuity Unit Value

Annuity Unit Value = A * B * C

 Where: A = Annuity unit value for the immediately preceding valuation period.
            Assume..............................................= $X
        B = Investment Experience Factor for the valuation period for which the annuity unit value is being calculated.
            Assume...............................................= Y
        C = A factor to neutralize the assumed interest rate of 5% built into the Annuity Tables used.
            Assume...............................................= Z

Then, the annuity unit value is: $X * Y * Z = $Q

               Formula and Illustration for Determining Amount of
                     First Monthly Variable Annuity Payment


                                            A * B
First Monthly Variable Annuity Payment =  ---------
                                           $1,000

 Where: A = The policy value as of the annuity commencement date.
            Assume..........................................= $X
        B = The Annuity purchase rate per $1,000 based upon the option selected, the sex and adjusted age of the annuitant according to the tables contained in the policy.
            Assume..........................................= $Y

                                                   $X * $Y = $Z
Then, the first Monthly Variable Annuity Payment = ------------
                                                       1,000

      Formula and Illustration for Determining the Number of Annuity Units
              Represented by Each Monthly Variable Annuity Payment

                           A
Number of annuity units = ---
                           B

 Where: A = The dollar amount of the first monthly Variable Annuity Payment.
            Assume............................................= $X
        B = The annuity unit value for the Valuation Date on which the first monthly payment is due.
            Assume............................................= $Y

                                  $X
Then, the number of annuity units --- = Z
                                  $Y

             FAMILY INCOME PROTECTOR -- ADDITIONAL INFORMATION

The amounts shown below are hypothetical guaranteed minimum monthly payment amounts under the "family income protector" for a $100,000 premium when annuity payments do not begin until the rider anniversary indicated in the left-hand column. These figures assume the following:

 .there were no subsequent premium payments or withdrawals;

 .there were no premium taxes;

 .the $100,000 premium is subject to the family income protector;

 .the annuitant is (or both annuitants are) 60 years old when the rider is issued;

 . the annual growth rate is 6.0% (once established an annual growth rate will not change during the life of the family income protector rider); and

 .there was no upgrade of the minimum annuitization value.

Six different annuity payment options are illustrated: a male annuitant, a female annuitant and a joint and survivor annuity, each on a Life Only and a Life with 10 Year Certain basis. The figures below, which are the amount of the first monthly payment, are based on an assumed investment return of 3%. Subsequent payments will never be less than the amount of the first payment (although subsequent payments are calculated using a 5% assumed investment return).

Life Only = Life Annuity with No Period Certain Life 10 = Life Annuity with 10 Years Certain

  Rider Anniversary at         Male             Female       Joint & Survivor
  Exercise Date
------------------------------------------------------------------------------
                         Life Only Life 10 Life Only Life 10 Life Only Life 10
------------------------------------------------------------------------------
      10 (age 70)         $1,135   $1,067    $ 976    $ 949    $ 854    $ 852
------------------------------------------------------------------------------
      15                   1,833    1,634    1,562    1,469    1,332    1,318
------------------------------------------------------------------------------
      20 (age 80)          3,049    2,479    2,597    2,286    2,145    2,078

This hypothetical illustration should not be deemed representative of past or future performance of any underlying variable investment option.

Withdrawals will affect the minimum annuitization value as follows: Each policy year, withdrawals up to the limit of the total free amount (the minimum annuitization value on the last policy anniversary multiplied by the annual growth rate) reduce the minimum annuitization value on a dollar-for-dollar basis. Withdrawals over this free amount will reduce the minimum annuitization value on a pro rata basis by an amount equal to the minimum annuitization value immediately prior to the excess withdrawal multiplied by the percentage reduction in the policy value resulting from the excess withdrawal. The free amount will always be a relatively small fraction of the minimum annuitization value.

Examples of the effect of withdrawals on the minimum annuitization value are as follows:

                                 EXAMPLE 1

                                Assumptions

---------------------------------------------------------------------------
  .minimum annuitization value on last policy
   anniversary:                                 $10,000
---------------------------------------------------------------------------
  .minimum annuitization value at time of
      distribution:                             $10,500
---------------------------------------------------------------------------
  .policy value at time of distribution:        $15,000
---------------------------------------------------------------------------
  .distribution amount:                         $500
---------------------------------------------------------------------------
  .prior distribution in current policy year:   None
---------------------------------------------------------------------------

                                  Calculations

---------------------------------------------------------------------------
  .maximum annual free amount:                  $10,000 X 6% = $600
---------------------------------------------------------------------------
  .policy value after distribution:             $15,000 - $500 = $14,500
---------------------------------------------------------------------------
  .minimum annual value after distribution:     $10,500 - $500 = $10,000



                                   EXAMPLE 2
                                  Assumptions

---------------------------------------------------------------------------
  .minimum annuitization value on last policy
   anniversary:                                 $10,000
---------------------------------------------------------------------------
  .minimum annuitization value at time of dis-
   tribution:                                   $10,500
---------------------------------------------------------------------------
  .policy value at time of distribution:        $15,000
---------------------------------------------------------------------------
  .distribution amount:                         $1,500
---------------------------------------------------------------------------
  .prior distribution in current policy year:   $1,000
---------------------------------------------------------------------------

                                  Calculations

---------------------------------------------------------------------------
  .maximum annual free amount:                  $0.0
---------------------------------------------------------------------------
     (prior distributions have exceeded the
     current year free amount of $600)          [$10,000 X 6% = $600]
---------------------------------------------------------------------------
  .policy value after distribution:             $15,000 - $1,500 = $13,500
---------------------------------------------------------------------------
     (since the policy value is reduced 10%
     ($1,500/$15,000), the
     minimum annuitization value is also
     reduced 10%)
---------------------------------------------------------------------------
                                                $10,500 - (10% X $10,500) =
  .minimum annual value after distribution:     $9,450

                                 EXAMPLE 3

                                Assumptions

----------------------------------------------------------------------------
  .minimum annuitization value on last policy
   anniversary:                                 $10,000
----------------------------------------------------------------------------
  .minimum annuitization value at time of dis-
   tribution:                                   $10,500
----------------------------------------------------------------------------
  .policy value at time of distribution:        $7,500
----------------------------------------------------------------------------
  .distribution amount:                         $1,500
----------------------------------------------------------------------------
  .prior distribution in current policy year:   $1,000
----------------------------------------------------------------------------

                                  Calculations

----------------------------------------------------------------------------
  .maximum annual free amount:                  $0.0
----------------------------------------------------------------------------
     (prior distributions have exceeded the
     current year free amount of $600)          [$10,000 X 6% = $600]
----------------------------------------------------------------------------
  .policy value after distribution:             $7,500 - $1,500 = $6,000
----------------------------------------------------------------------------
     (since the policy value is reduced 20%
     ($1,500/$7,500), the minimum
     annuitization value is also reduced 20%)
----------------------------------------------------------------------------
                                                $10,500 -  (20% X $10,500) =
  .minimum annual value after distribution:     $8,400

The amount of the first payment provided by the family income protector will be determined by multiplying each $1,000 of minimum annuitization value by the applicable annuity factor shown on Schedule I of the family income protector rider. The applicable annuity factor depends upon the annuitant's (and joint annuitant's, if any) sex (or without regard to gender if required by law), age, and the family income protector payment option selected and is based on a guaranteed interest rate of 3% and the "1983 Table a" mortality table with projection using projection Scale G factors, assuming a maturity date in the year 2000. Subsequent payments will be calculated as described in the family income protector rider using a 5% assumed investment return. Subsequent payments may fluctuate annually in accordance with the investment performance of the annuity subaccounts. However, subsequent payments are guaranteed to never be less than the initial payment.

The stabilized payment on each subsequent policy anniversary after annuitization using the family income protector will equal the greater of the initial payment or the payment supportable by the annuity units in the selected subaccounts. The supportable payment is equal to the number of variable annuity units in the selected subaccounts multiplied by the variable annuity unit values in those subaccounts on the date the payment is made. The variable annuity unit values used to calculate the supportable payment will assume a 5% assumed investment return. If the supportable payment at any payment date during a policy year is greater than the stabilized payment for that policy year, the excess will be used to purchase additional annuity units. Conversely, if the supportable payment at any payment date during a policy year is less than the stabilized payment for that policy year, there will be a reduction in the number of annuity units credited to the policy to fund the deficiency. In the case of a reduction, you will not participate as fully in the future investment performance of the subaccounts you selected since fewer annuity units are credited to your policy. Purchases and reductions will be allocated to each subaccount on a proportionate basis.

PFL bears the risk that it will need to make payments if all annuity units have been used in an attempt to maintain the stabilized payment at the initial payment level. In such an event, PFL will make all future payments equal to the initial payment. Once all the annuity units have been used, the amount of your payment will not increase or decrease and will not depend upon the performance of any subaccounts. To compensate PFL for this risk, a guaranteed payment fee will be deducted.

                          HISTORICAL PERFORMANCE DATA

Money Market Yields

PFL may from time to time disclose the current annualized yield of the Dreyfus Money Market Subaccount for a 7-day period in a manner which does not take into consideration any realized or unrealized gains or losses on shares of the portfolio securities. This current annualized yield is computed by determining the net change (exclusive of realized gains and losses on the sale of securities and unrealized appreciation and depreciation and income other than investment income) at the end of the 7-day period in the value of a hypothetical account having a balance of 1 unit at the beginning of the 7-day period, dividing such net change in account value by the value of the account at the beginning of the period to determine the base period return, and annualizing this quotient on a 365-day basis. The net change in account value reflects (i) net income from the portfolio attributable to the hypothetical account; and (ii) charges and deductions imposed under a policy that are attributable to the hypothetical account. The charges and deductions include the per unit charges for the hypothetical account for (i) the administrative charges; and (ii) the mortality and expense risk fee. Current Yield will be calculated according to the following formula:

                   Current Yield = ((NCS * ES)/UV) * (365/7)

Where:

NCS= The net change in the value of the portfolio (exclusive of realized gains and losses on the sale of securities and unrealized appreciation and depreciation and income other than investment income) for the 7-day period attributable to a hypothetical account having a balance of 1 subaccount unit.

ES=  Per unit expenses of the subaccount for the 7-day period.

UV=
     The unit value on the first day of the 7-day period.

Because of the charges and deductions imposed under a policy, the yield for the Dreyfus Money Market Subaccount will be lower than the yield for the Dreyfus-- Money Market Portfolio. The yield calculations do not reflect the effect of any premium taxes or surrender charges that may be applicable to a particular policy. Surrender charges range from 6% to 0% of the amount of premium payments withdrawn based on the number of years since the premium payment was made. However, surrender charges will not be assessed after the tenth policy year.

PFL may also disclose the effective yield of the Dreyfus Money Market Subaccount for the same 7-day period, determined on a compounded basis. The effective yield is calculated by compounding the base period return according to the following formula:

              Effective Yield = (1 + ((NCS - ES)/UV))/365///7/ - 1

Where:

NCS= The net change in the value of the portfolio (exclusive of realized gains and losses on the sale of securities and unrealized appreciation and depreciation and income other than investment income) for the 7-day period attributable to a hypothetical account having a balance of 1 subaccount unit.

ES=  Per unit expenses of the subaccount for the 7-day period.

UV=
     The unit value on the first day of the 7-day period.

The yield on amounts held in the Dreyfus--Money Market Subaccount normally will fluctuate on a daily basis. Therefore, the disclosed yield for any given past period is not an indication or representation of future yields or rates of return. The Dreyfus Money Market Subaccount actual yield is affected by changes in interest rates on money market securities, average portfolio maturity of the Dreyfus--Money Market Portfolio, the types and quality of portfolio securities held by the Dreyfus--Money Market Portfolio and its operating expenses. For the seven days ended December 31, 1999, the yield of the Dreyfus--Money Market Subaccount was 3.90%, and the effective yield was 3.98% for the Return of Premium Death Benefit. For the seven days ended December 31, 1999, the yield of the Dreyfus Money Market Subaccount was 3.74%, and the effective yield was 3.81% for the 5% Annually Compounding Death Benefit or Annual Step-Up Death Benefit.

Other Subaccount Yields

PFL may from time to time advertise or disclose the current annualized yield of one or more of the subaccounts of the separate account (except the Dreyfus Money Market Subaccount) for 30-day periods. The annualized yield of a subaccount refers to income generated by the subaccount over a specific 30-day period. Because the yield is annualized, the yield generated by a subaccount during the 30-day period is assumed to be generated each 30-day period over a 12-month period. The yield is computed by: (i) dividing the net investment income of the subaccount less subaccount expenses for the period, by (ii) the maximum offering price per unit on the last day of the period times the daily average number of units outstanding for the period, compounding that yield for a 6-month period, and (iv) multiplying that result by 2. Expenses attributable to the subaccount include (i) the administrative charge and (ii) the mortality and expense risk fee. The 30-day yield is calculated according to the following formula:

                Yield = 2 * ((((NI - ES)/(U * UV)) + 1)/6/ - 1)

Where:

NI= Net investment income of the subaccount for the 30-day period attributable to the subaccount's unit.

ES=  Expenses of the subaccount for the 30-day period.

U=   The average number of units outstanding.

UV= The unit value at the close (highest) of the last day in the 30-day period.

Because of the charges and deductions imposed by the separate account, the yield for a subaccount of the separate account will be lower than the yield for its corresponding portfolio. The yield calculations do not reflect the effect of any premium taxes or surrender charges that may be applicable to a particular policy. Surrender charges range from 6% to 0% of the amount of premium payments withdrawn based on the number of years since the premium payment was made. However, surrender charges will not be assessed after the tenth policy year.

The yield on amounts held in the subaccounts of the separate account normally will fluctuate over time. Therefore, the disclosed yield for any given past period is not an indication or representation of future yields or rates of return. A subaccount's actual yield is affected by the types and quality of its investments and its operating expenses.

Total Returns

PFL may from time to time also advertise or disclose total returns for one or more of the subaccounts of the separate account for various periods of time. One of the periods of time will include the period measured from the date the subaccount commenced operations. When a subaccount has been in operation for 1, 5 and 10 years, respectively, the total return for these periods will be provided. Total returns for other periods of time may from time to time also be disclosed. Total returns represent the average annual compounded rates of return that would equate an initial investment of $1,000 to the redemption value of that investment as of the last day of each of the periods. The ending date for each period for which total return quotations are provided will be for the most recent month end practicable, considering the type and media of the communication and will be stated in the communication.

Total returns will be calculated using subaccount unit values which PFL calculates on each business day based on the performance of the subaccount's underlying portfolio, and the deductions for the mortality and expense risk fee and the administrative charges. Total return calculations will reflect the effect of surrender charges that may be applicable to a particular period. The total return will then be calculated according to the following formula:

                                P (1 + T)N = ERV

Where:

T=   The average annual total return net of subaccount recurring charges.

ERV= The ending redeemable value of the hypothetical account at the end of the period.

P=   A hypothetical initial payment of $1,000.

N=   The number of years in the period.

Other Performance Data

PFL may from time to time also disclose average annual total returns in a non-standard format in conjunction with the standard format described above. The non-standard format will be identical to the standard format except that the surrender charge percentage will be assumed to be 0%.

PFL may from time to time also disclose cumulative total returns in conjunction with the standard format described above. The cumulative returns will be calculated using the following formula assuming that the surrender charge percentage will be 0%.

                               CTR = (ERV/P) - 1

Where:
CTR= The cumulative total return net of subaccount recurring charges for the period.

ERV= The ending redeemable value of the hypothetical investment at the end of the period.

P=   A hypothetical initial payment of $1,000.

All non-standardized performance data will only be advertised if the standardized performance data is also disclosed.

Adjusted Historical Performance Data

From time to time, sales literature or advertisements may quote average annual total returns for periods prior to the date the separate account commenced operations. Such performance information for the subaccounts will be calculated based on the performance of the various portfolios and the assumption that the subaccounts were in existence for the same periods as those indicated for the portfolios, with the level of policy charges that are currently in effect.

                               PUBLISHED RATINGS

PFL may from time to time publish in advertisements, sales literature and reports to owners, the ratings and other information assigned to it by one or more independent rating organizations such as A.M. Best Company, Standard & Poor's Insurance Ratings Services, Moody's Investors Service and Duff & Phelps Credit Rating Co. The purpose of the ratings is to reflect the financial strength and/or claims-paying ability of PFL and they should not be considered as bearing on the investment performance of assets held in the separate account or of the safety or riskiness of an investment in the separate account. Each year the A.M. Best Company reviews the financial status of thousands of insurers, culminating in the assignment of Best's ratings. These ratings reflect their current opinion of the relative financial strength and operating performance of an insurance company in comparison to the norms of the life/health insurance industry. In addition, the claims-paying ability of PFL as measured by Standard & Poor's Insurance Ratings Services, Moody's Investors Service or Duff & Phelps Credit Rating Co. may be referred to in advertisements or sales literature or in reports to owners. These ratings are opinions of an operating insurance company's financial capacity to meet the obligations of its insurance policies in accordance with their terms. Claims-paying ability ratings do not refer to an insurer's ability to meet non-policy obligations such as debt or commercial paper obligations.

                            STATE REGULATION OF PFL

PFL is subject to the laws of Iowa governing insurance companies and to regulation by the Iowa Division of Insurance. An annual statement in a prescribed form is filed with the Division of Insurance each year covering the operation of PFL for the preceding year and its financial condition as of the end of such year. Regulation by the Division of Insurance includes periodic examination to determine PFL's contract liabilities and reserves so that the Division may determine the items are correct. PFL's books and accounts are subject to review by the Division of Insurance at all times and a full examination of its operations is conducted periodically by the National Association of Insurance Commissioners. In addition, PFL is subject to regulation under the insurance laws of other jurisdictions in which it may operate.

                                 ADMINISTRATION

PFL performs administrative services for the policies. These services include issuance of the policies, maintenance of records concerning the policies, and certain valuation services.

                              RECORDS AND REPORTS

All records and accounts relating to the separate account will be maintained by PFL. As presently required by the 1940 Act and regulations promulgated thereunder, PFL will mail to all owners at their last known address of record, at least annually, reports containing such information as may be required under that Act or by any other applicable law or regulation. Owners will also receive confirmation of each financial transaction and any other reports required by law or regulation.

                          DISTRIBUTION OF THE POLICIES

The policies are offered to the public through brokers licensed under the federal securities laws and state insurance laws. The offering of the policies is continuous and PFL does not anticipate discontinuing the offering of the policies, however, PFL reserves the right to do so.

AFSG Securities Corporation, an affiliate of PFL, is the principal underwriter of the policies and may enter into agreements with broker-dealers for the distribution of the policies. During 1999 and 1998, the amount paid to AFSG Securities Corporation, AEGON USA Securities, Inc. and/or the broker-dealers for their services related to Retirement Income Builder II Variable Annuity policies was $648,011.00 and $7,913.51, respectively. Prior to April 30, 1998, AEGON USA Securities, Inc. (also an affiliate of PFL) was the principal underwriter. No fees had been paid to any broker-dealers for their services prior to 1998.

                               VOTING RIGHTS

To the extent required by law, PFL will vote the underlying funds' shares held by the mutual fund account at regular and special shareholder meetings of the underlying funds in accordance with instructions received from persons having voting interests in the portfolios, although none of the underlying funds hold regular annual shareholder meetings. If, however, the 1940 Act or any regulation thereunder should be amended or if the present interpretation thereof should change, and as a result PFL determines that it is permitted to vote the underlying funds shares in its own right, it may elect to do so.

Before the annuity commencement date, you hold the voting interest in the selected portfolios. The number of votes that you have the right to instruct will be calculated separately for each subaccount. The number of votes that you have the right to instruct for a particular subaccount will be determined by dividing your policy value in the subaccount by the net asset value per share of the corresponding portfolio in which the subaccount invests. Fractional shares will be counted.

After the annuity commencement date, the person receiving annuity payments has the voting interest, and the number of votes decreases as annuity payments are made and as the reserves for the policy decrease. The person's number of votes will be determined by dividing the reserve for the policy allocated to the applicable subaccount by the net asset value per share of the corresponding portfolio. Fractional shares will be counted.

The number of votes that you or the person receiving income payments has the right to instruct will be determined as of the date established by the underlying fund for determining shareholders eligible to vote at the meeting of the underlying fund. PFL will solicit voting instructions by sending you, or other persons entitled to vote, written requests for instructions prior to that meeting in accordance with procedures established by the underlying fund. Portfolio shares as to which no timely instructions are received and shares held by PFL in which you, or other persons entitled to vote, have no beneficial interest will be voted in proportion to the voting instructions that are received with respect to all policies participating in the same subaccount.

Each person having a voting interest in a subaccount will receive proxy material, reports, and other materials relating to the appropriate portfolio.

                                 OTHER PRODUCTS

PFL makes other variable annuity policies available that may also be funded through the separate account. These variable annuity policies may have different features, such as different investment choices or charges.

                               CUSTODY OF ASSETS

PFL holds assets of each of the subaccounts of the separate account. The assets of each of the subaccounts of the separate account are segregated and held separate and apart from the assets of the other subaccounts and from PFL's general account assets. PFL maintains records of all purchases and redemptions of shares of the underlying funds held by each of the subaccounts. Additional protection for the assets of the separate account is afforded by PFL's fidelity bond, presently in the amount of $5,000,000, covering the acts of officers and employees of PFL.

                                 LEGAL MATTERS

Sutherland Asbill & Brennan LLP, of Washington D.C. has provided legal advice to PFL relating to certain matters under the federal securities laws applicable to the issue and sale of the policies.

                              INDEPENDENT AUDITORS

The statutory-basis financial statements and schedules of PFL as of December 31, 1999 and 1998, and for each of the three years in the period ended December 31, 1999, and the financial statements of certain subaccounts of the PFL Retirement Builder Variable Annuity Account, which are available for investment by the Flexible Premium Individual Deferred Variable Annuity (now known as the Retirement Income Builder II Variable Annuity) contract owners as of December 31, 1999 and for each of the two years in the period then ended, included in this SAI have been audited by Ernst & Young LLP, Independent Auditors, Suite 3400, 801 Grand Avenue, Des Moines, Iowa 50309.

                               OTHER INFORMATION

A Registration Statement has been filed with the SEC, under the Securities Act of 1933 as amended, with respect to the policies discussed in this SAI. Not all of the information set forth in the registration statement, amendments and exhibits thereto has been included in the prospectus or this SAI. Statements contained in the prospectus and this SAI concerning the content of the policies and other legal instruments are intended to be summaries. For a complete statement of the terms of these documents, reference should be made to the instruments filed with the SEC.

                              FINANCIAL STATEMENTS

The values of the interest of owners in the separate account will be affected solely by the investment results of the selected subaccount(s). The financial statements of PFL, which are included in this SAI, should be considered only as bearing on the ability of PFL to meet its obligations under the policies. They should not be considered as bearing on the investment performance of the assets held in the separate account.

                     Financial Statements--Statutory Basis

                           PFL Life Insurance Company

                  Years ended December 31, 1999, 1998 and 1997
                      with Report of Independent Auditors

                           PFL Life Insurance Company

                     Financial Statements--Statutory Basis

                  Years ended December 31, 1999, 1998 and 1997

                                    Contents

Report of Independent Auditors..............................................   1
Audited Financial Statements
  Balance Sheets--Statutory Basis...........................................   3
  Statements of Operations--Statutory Basis.................................   5
  Statements of Changes in Capital and Surplus--Statutory Basis.............   6
  Statements of Cash Flows--Statutory Basis.................................   7
  Notes to Financial Statements--Statutory Basis............................   9
Statutory-Basis Financial Statement Schedules
  Summary of Investments--Other Than Investments in Related Parties.........  28
  Supplementary Insurance Information.......................................  29
  Reinsurance...............................................................  31

                [LETTERHEAD OF ERNST & YOUNG LLP APPEARS HERE]

                        Report of Independent Auditors

The Board of Directors
PFL Life Insurance Company

We have audited the accompanying statutory-basis balance sheets of PFL Life Insurance Company, an indirect wholly-owned subsidiary of AEGON N.V., as of December 31, 1999 and 1998, and the related statutory-basis statements of operations, changes in capital and surplus, and cash flows for each of the three years in the period ended December 31, 1999. Our audits also included the accompanying statutory-basis financial statement schedules required by
Article 7 of Regulation S-X. These financial statements and schedules are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements and schedules based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

As described in Note 1 to the financial statements, the Company presents its financial statements in conformity with accounting practices prescribed or permitted by the Insurance Division, Department of Commerce, of the State of Iowa, which practices differ from accounting principles generally accepted in the United States. The variances between such practices and accounting principles generally accepted in the United States also are described in Note
1. The effects on the financial statements of these variances are not reasonably determinable but are presumed to be material.

In our opinion, because of the effect of the matter described in the preceding paragraph, the financial statements referred to above do not present fairly, in conformity with accounting principles generally accepted in the United States, the financial position of PFL Life Insurance Company at December 31, 1999 and 1998, or the results of its operations or its cash flows for each of the three years in the period ended December 31, 1999.

However, in our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of PFL Life Insurance Company at December 31, 1999 and 1998, and the results of its operations and its cash flows for each of the three years in the period ended December 31, 1999, in conformity with accounting practices prescribed or permitted by the Insurance Division, Department of Commerce, of the State of Iowa. Also, in our opinion, the related financial statement schedules, when considered in relation to the basic statutory-basis financial statements taken as a whole, present fairly in all material respects the information set forth therein.

                                          /s/ Ernst & Young LLP

Des Moines, Iowa
February 18, 2000

                           PFL Life Insurance Company

                        Balance Sheets--Statutory Basis
                (Dollars in thousands, except per share amounts)

                                                              December 31
                                                            1999        1998
                                                         ----------- ----------
Admitted Assets
Cash and invested assets:
 Cash and short-term investments........................ $    53,695 $   83,289
 Bonds..................................................   4,892,156  4,822,442
 Stocks:
   Preferred............................................      17,074     14,754
   Common (cost: 1999--$61,813; 1998--$34,731)..........      71,658     49,448
   Affiliated entities (cost: 1999--$10,318; 1998--
    $8,060).............................................       6,764      5,613
 Mortgage loans on real estate..........................   1,339,202  1,012,433
 Real estate, at cost less accumulated depreciation
  ($10,891 in 1999; $9,500 in 1998):
   Home office properties...............................       7,829      8,056
   Properties acquired in satisfaction of debt..........      16,336     11,778
   Investment properties................................      33,707     44,325
 Policy loans...........................................      59,871     60,058
 Other invested assets..................................     123,722     76,482
                                                         ----------- ----------
     Total cash and invested assets.....................   6,622,014  6,188,678
Premiums deferred and uncollected.......................      14,656     15,318
Accrued investment income...............................      65,364     65,308
Receivable from affiliate...............................         --         643
Federal income taxes recoverable........................       1,335        639
Transfers from separate accounts due or accrued.........      92,309     70,866
Other assets............................................      30,119     29,511
Separate account assets.................................   4,905,374  3,348,611
                                                         ----------- ----------
Total admitted assets................................... $11,731,171 $9,719,574
                                                         =========== ==========

                           PFL Life Insurance Company

                        Balance Sheets--Statutory Basis
                (Dollars in thousands, except per share amounts)

                                                              December 31
                                                            1999        1998
                                                         ----------- ----------
Liabilities and Capital and Surplus
Liabilities:
 Aggregate reserves for policies and contracts:
   Life................................................. $ 1,552,781 $1,357,175
   Annuity..............................................   4,036,751  3,925,293
   Accident and health..................................     254,571    205,736
 Policy and contract claim reserves:
   Life.................................................       8,681      9,101
   Accident and health..................................      37,466     48,906
 Other policyholders' funds.............................     172,774    162,266
 Remittances and items not allocated....................      33,020     19,690
 Asset valuation reserve................................     103,193     91,588
 Interest maintenance reserve...........................      36,120     50,575
 Short-term notes payable to affiliates.................     144,500      9,421
 Other liabilities......................................      70,717     76,766
 Payable for securities.................................      15,136     57,645
 Payable to affiliates..................................      11,517        --
 Separate account liabilities...........................   4,899,289  3,342,884
                                                         ----------- ----------
Total liabilities.......................................  11,376,516  9,357,046
Commitments and contingencies (Note 10)
Capital and surplus:
 Common stock, $10 par value, 500,000 shares autho-
  rized, 266,000 issued and outstanding.................       2,660      2,660
 Paid-in surplus........................................     154,282    154,282
 Unassigned surplus.....................................     197,713    205,586
                                                         ----------- ----------
Total capital and surplus...............................     354,655    362,528
                                                         ----------- ----------
Total liabilities and capital and surplus............... $11,731,171 $9,719,574
                                                         =========== ==========

See accompanying notes.

                           PFL Life Insurance Company

                   Statements of Operations--Statutory Basis
                             (Dollars in thousands)

                                                  Year ended December 31
                                                1999       1998        1997
                                             ---------- ----------  ----------
Revenues:
  Premiums and other considerations, net of
   reinsurance:
    Life.................................... $  227,510 $  516,111  $  202,435
    Annuity.................................  1,413,049    667,920     657,695
    Accident and health.....................    160,570    178,593     207,982
  Net investment income.....................    437,549    446,984     446,424
  Amortization of interest maintenance re-
   serve....................................      7,588      8,656       3,645
  Commissions and expense allowances on
   reinsurance ceded........................     24,741     32,781      49,859
  Separate account fee income...............     49,826     37,137         --
                                             ---------- ----------  ----------
                                              2,320,833  1,888,182   1,568,040
Benefits and expenses:
  Benefits paid or provided for:
    Life and accident and health benefits...    115,621    135,184     146,583
    Surrender benefits......................  1,046,611    732,796     658,071
    Other benefits..........................    169,479    152,209     126,495
    Increase (decrease) in aggregate
     reserves for policies and contracts:
    Life....................................    195,606    473,158     149,575
    Annuity.................................    111,427   (278,665)   (203,139)
    Accident and health.....................     48,835     36,407      30,059
    Other...................................     10,480     17,550      16,998
                                             ---------- ----------  ----------
                                              1,698,059  1,268,639     924,642
Insurance expenses:
  Commissions...............................    167,146    136,569     157,300
  General insurance expenses................     54,191     48,018      57,571
  Taxes, licenses and fees..................     12,382     19,166       8,715
  Net transfers to separate accounts........    309,307    302,839     297,480
  Other expenses............................        229      1,016         119
                                             ---------- ----------  ----------
                                                543,255    507,608     521,185
                                             ---------- ----------  ----------
                                              2,241,314  1,776,247   1,445,827
                                             ---------- ----------  ----------
Gain from operations before federal income
 tax expense and net realized capital gains
 on investments.............................     79,519    111,935     122,213
Federal income tax expense..................     25,316     49,835      43,381
                                             ---------- ----------  ----------
Gain from operations before net realized
 capital gains on investments...............     54,203     62,100      78,832
Net realized capital gains on investments
 (net of related federal income taxes and
 amounts transferred to interest maintenance
 reserve)...................................      6,365      3,398       7,159
                                             ---------- ----------  ----------
Net income.................................. $   60,568 $   65,498  $   85,991
                                             ========== ==========  ==========

See accompanying notes.

                           PFL Life Insurance Company

         Statements of Changes in Capital and Surplus--Statutory Basis
                             (Dollars in thousands)

                                                                       Total
                                                                      Capital
                                           Common Paid-in  Unassigned   and
                                           Stock  Surplus   Surplus   Surplus
                                           ------ -------- ---------- --------
Balance at January 1, 1997                 $2,660 $154,129  $261,558  $418,347
  Capital contribution....................    --       153       --        153
  Net income..............................    --       --     85,991    85,991
  Change in net unrealized capital gains..    --       --      3,592     3,592
  Change in non-admitted assets...........    --       --       (481)     (481)
  Change in asset valuation reserve.......    --       --    (14,974)  (14,974)
  Dividend to stockholder.................    --       --    (62,000)  (62,000)
  Surplus effect of sale of a division....    --       --       (161)     (161)
  Surplus effect of ceding commissions
   associated with the sale of a
   division...............................    --       --          5         5
  Amendment of reinsurance agreement......    --       --        389       389
  Surplus effect of reinsurance
   agreement..............................    --       --        402       402
  Change in liability for reinsurance in
   unauthorized companies.................    --       --     (1,901)   (1,901)
                                           ------ --------  --------  --------
Balance at December 31, 1997                2,660  154,282   272,420   429,362
  Net income..............................    --       --     65,498    65,498
  Change in net unrealized capital gains..    --       --      4,504     4,504
  Change in non-admitted assets...........    --       --       (260)     (260)
  Change in asset valuation reserve.......    --       --    (21,763)  (21,763)
  Dividend to stockholder.................    --       --   (120,000) (120,000)
  Increase in liability for reinsurance in
   unauthorized companies.................    --       --      2,036     2,036
  Tax benefit on stock options exercised..    --       --      2,476     2,476
  Change in surplus in separate accounts..    --       --        675       675
                                           ------ --------  --------  --------
Balance at December 31, 1998                2,660  154,282   205,586   362,528
  Net income..............................    --       --     60,568    60,568
  Change in net unrealized capital gains..    --       --    (20,217)  (20,217)
  Change in non-admitted assets...........    --       --       (980)     (980)
  Change in asset valuation reserve.......    --       --    (11,605)  (11,605)
  Dividend to stockholder.................    --       --    (40,000)  (40,000)
  Tax benefit on stock options exercised..    --       --      1,305     1,305
  Change in surplus in separate accounts..    --       --        245       245
  Settlement of prior period tax returns
   and other tax-related adjustments......    --       --      2,811     2,811
                                           ------ --------  --------  --------
Balance at December 31, 1999.............. $2,660 $154,282  $197,713  $354,655
                                           ====== ========  ========  ========

See accompanying notes.

                           PFL Life Insurance Company

                   Statements of Cash Flows--Statutory Basis
                             (Dollars in thousands)

                                               Year ended December 31
                                            1999         1998         1997
                                         -----------  -----------  -----------
Operating activities
Premiums and other considerations, net
 of reinsurance......................... $ 1,830,365  $ 1,396,428  $ 1,119,936
Net investment income...................     441,737      469,246      452,091
Life and accident and health claims.....    (124,178)    (138,249)    (154,383)
Surrender benefits and other fund
 withdrawals............................  (1,046,611)    (732,796)    (658,071)
Other benefits to policyholders.........    (169,476)    (152,167)    (126,462)
Commissions, other expenses and other
 taxes..................................    (238,192)    (197,135)    (225,042)
Net transfers to separate accounts......    (280,923)    (276,375)    (319,146)
Federal income taxes....................     (24,709)     (72,176)     (47,909)
Cash paid in conjunction with an
 amendment of a reinsurance agreement...         --           --        (4,826)
Cash received in connection with a
 reinsurance agreement..................         --           --         1,477
Other, net..............................     (23,047)     (93,095)      89,693
                                         -----------  -----------  -----------
Net cash provided by operating
 activities.............................     364,966      203,681      127,358
Investing activities
Proceeds from investments sold, matured
 or repaid:
  Bonds and preferred stocks............   3,283,038    3,347,174    3,284,095
  Common stocks.........................      60,293       34,564       34,004
  Mortgage loans on real estate.........     158,739      192,210      138,162
  Real estate...........................      13,367        5,624        6,897
  Policy loans..........................         186          --           --
  Cash received from ceding commissions
   associated with the sale of a
   division.............................         --           --             8
  Other.................................       6,133        7,210       57,683
                                         -----------  -----------  -----------
                                           3,521,756    3,586,782    3,520,849
Cost of investments acquired:
  Bonds and preferred stocks............  (3,398,158)  (3,251,822)  (3,411,442)
  Common stocks.........................     (76,200)     (36,379)     (37,339)
  Mortgage loans on real estate.........    (480,750)    (257,039)    (159,577)
  Real estate...........................      (7,568)     (11,458)      (2,013)
  Policy loans..........................         --        (2,922)      (2,922)
  Cash paid in association with the sale
   of a division........................         --           --          (591)
  Other.................................     (48,719)     (44,514)     (15,674)
                                         -----------  -----------  -----------
                                          (4,011,395)  (3,604,134)  (3,629,558)
                                         -----------  -----------  -----------
Net cash used in investing activities...    (489,639)     (17,352)    (108,709)

                           PFL Life Insurance Company

                   Statements of Cash Flows--Statutory Basis
                             (Dollars in thousands)

                                                   Year ended December 31
                                                    1999      1998     1997
                                                  --------  --------  -------
Financing activities
Issuance (repayment) of short-term intercompany
 notes payable................................... $135,079  $ (6,979) $16,400
Capital contribution.............................      --        --       153
Dividends to stockholder.........................  (40,000) (120,000) (62,000)
                                                  --------  --------  -------
Net cash provided by (used in) financing
 activities......................................   95,079  (126,979) (45,447)
                                                  --------  --------  -------
Increase (decrease) in cash and short-term
 investments.....................................  (29,594)   59,350  (26,798)
Cash and short-term investments at beginning of
 year............................................   83,289    23,939   50,737
                                                  --------  --------  -------
Cash and short-term investments at end of year... $ 53,695  $ 83,289  $23,939
                                                  ========  ========  =======

See accompanying notes.

                          PFL Life Insurance Company

                Notes to Financial Statements--Statutory Basis

                            (Dollars in thousands)
                               December 31, 1999

1. Organization and Summary of Significant Accounting Policies

Organization

PFL Life Insurance Company ("the Company") is a stock life insurance company and is a wholly-owned subsidiary of First AUSA Life Insurance Company ("First AUSA"), which, in turn, is a wholly-owned subsidiary of AEGON USA, Inc. ("AEGON"). AEGON is an indirect wholly-owned subsidiary of AEGON N.V., a holding company organized under the laws of The Netherlands.

Nature of Business

The Company sells individual non-participating whole life, endowment and term contracts, as well as a broad line of single fixed and flexible premium annuity products. In addition, the Company offers group life, universal life, and individual and specialty health coverages. The Company is licensed in 49 states and the District of Columbia and Guam. Sales of the Company's products are primarily through the Company's agents and financial institutions.

Basis of Presentation

The preparation of financial statements of insurance companies requires management to make estimates and assumptions that affect amounts reported in the financial statements and accompanying notes. Actual results could differ from those estimates.

Significant estimates and assumptions are utilized in the calculation of aggregate policy reserves, policy and contract claim reserves, guaranty fund assessment accruals and valuation allowances on investments. It is reasonably possible that actual experience could differ from the estimates and assumptions utilized which could have a material impact on the financial statements.

The accompanying financial statements have been prepared on the basis of accounting practices prescribed or permitted by the Insurance Division, Department of Commerce, of the State of Iowa ("Insurance Department"), which practices differ in some respects from generally accepted accounting principles. The more significant of these differences are as follows: (a) bonds are generally reported at amortized cost rather than segregating the portfolio into held-to-maturity (reported at amortized cost), available-for-sale (reported at fair value), and trading (reported at fair value) classifications; (b) acquisition costs of acquiring new business are charged to current operations as incurred rather than deferred and amortized over the life of the policies; (c) policy reserves on traditional life products

                          PFL Life Insurance Company

                            (Dollars in thousands)


1. Organization and Summary of Significant Accounting Policies (continued)

are based on statutory mortality rates and interest which may differ from reserves based on reasonable assumptions of expected mortality, interest, and withdrawals which include a provision for possible unfavorable deviation from such assumptions; (d) policy reserves on certain investment products use discounting methodologies based on statutory interest rates rather than full account values; (e) reinsurance amounts are netted against the corresponding asset or liability rather than shown as gross amounts on the balance sheet;
(f) deferred income taxes are not provided for the difference between the financial statement and income tax bases of assets and liabilities; (g) net realized gains or losses attributed to changes in the level of interest rates in the market are deferred and amortized over the remaining life of the bond or mortgage loan, rather than recognized as gains or losses in the statement of operations when the sale is completed; (h) potential declines in the estimated realizable value of investments are provided for through the establishment of a formula-determined statutory investment reserve (reported as a liability), changes to which are charged directly to surplus, rather than through recognition in the statement of operations for declines in value, when such declines are judged to be other than temporary; (i) certain assets designated as "non-admitted assets" have been charged to surplus rather than being reported as assets; (j) revenues for universal life and investment products consist of premiums received rather than policy charges for the cost of insurance, policy administration charges, amortization of policy initiation fees and surrender charges assessed; (k) pension expense is recorded as amounts are paid; (l) stock options settled in cash are recorded as expense of the Company's indirect parent rather than charged to current operations; (m) adjustments to federal income taxes of prior years are charged or credited directly to unassigned surplus, rather than reported as a component of expense in the statement of operations; (n) gains or losses on dispositions of business are charged or credited directly to unassigned surplus rather than being reported in the statement of operations; and (o) a liability is established for "unauthorized reinsurers" and changes in this liability are charged or credited directly to unassigned surplus. The effects of these variances have not been determined by the Company but are presumed to be material.

In 1998, the National Association of Insurance Commissioners ("NAIC") adopted codified statutory accounting principles ("Codification") effective January 1, 2001. Codification will likely change, to some extent, prescribed statutory accounting practices and may result in changes to the accounting practices that the Company uses to prepare its statutory-basis financial statements. Codification will require adoption by the various states before it becomes the prescribed statutory basis of accounting for insurance companies domesticated within those states. Accordingly, before Codification becomes effective for the Company, the State of Iowa must adopt Codification as the prescribed basis of accounting on which domestic insurers must report their statutory-basis results to the Insurance Department. At this time, it is anticipated that the State of Iowa will adopt Codification. However, based on current guidance, management believes that the impact of Codification will not be material to the Company's statutory-basis financial statements.

                          PFL Life Insurance Company

                            (Dollars in thousands)

1. Organization and Summary of Significant Accounting Policies (continued)

Cash and Short-Term Investments

For purposes of the statements of cash flows, the Company considers all highly liquid investments with remaining maturity of one year or less when purchased to be short-term investments.

Investments

Investments in bonds (except those to which the Securities Valuation Office of the NAIC has ascribed a value), mortgage loans on real estate and short-term investments are reported at cost adjusted for amortization of premiums and accrual of discounts. Amortization is computed using methods which result in a level yield over the expected life of the investment. The Company reviews its prepayment assumptions on mortgage and other asset-backed securities at regular intervals and adjusts amortization rates retrospectively when such assumptions are changed due to experience and/or expected future patterns. Investments in preferred stocks in good standing are reported at cost. Investments in preferred stocks not in good standing are reported at the lower of cost or market. Common stocks of unaffiliated and affiliated companies, which includes shares of mutual funds and real estate investment trusts, are carried at market value. Real estate is reported at cost less allowances for depreciation. Depreciation is computed principally by the straight-line method. Policy loans are reported at unpaid principal. Other invested assets consist principally of investments in various joint ventures and are recorded at equity in underlying net assets. Other "admitted assets" are valued, principally at cost, as required or permitted by Iowa Insurance Laws.

Net realized capital gains and losses are determined on the basis of specific identification and are recorded net of related federal income taxes. The Asset Valuation Reserve ("AVR") is established by the Company to provide for potential losses in the event of default by issuers of certain invested assets. These amounts are determined using a formula prescribed by the NAIC and are reported as a liability. The formula for the AVR provides for a corresponding adjustment for realized gains and losses. Under a formula prescribed by the NAIC, the Company defers, in the Interest Maintenance Reserve ("IMR"), the portion of realized gains and losses on sales of fixed income investments, principally bonds and mortgage loans, attributable to changes in the general level of interest rates and amortizes those deferrals over the remaining period to maturity of the security.

Interest income is recognized on an accrual basis. The Company does not accrue income on bonds in default, mortgage loans on real estate in default and/or foreclosure or which are delinquent more than twelve months, or on real estate where rent is in arrears for more than three months. Further, income is not accrued when collection is uncertain. During 1999, 1998 and 1997, the Company excluded investment income due and accrued of $530, $102 and $177, respectively, with respect to such practices.

                          PFL Life Insurance Company

                            (Dollars in thousands)

1. Organization and Summary of Significant Accounting Policies (continued)

The Company uses interest rate swaps and caps as part of its overall interest rate risk management strategy for certain life insurance and annuity products. The Company entered into several interest rate swap contracts to modify the interest rate characteristics of the underlying liabilities. The net interest effect of such swap transactions is reported as an adjustment of interest income from the hedged items as incurred.

The Company has entered into an interest rate cap agreement to hedge the exposure of changing interest rates. The cash flows from the interest rate cap will help offset losses that might occur from changes in interest rates. The cost of such agreement is included in interest expense ratably during the life of the agreement. Income received as a result of the cap agreement will be recognized in investment income as earned. Unamortized cost of the agreement is included in other invested assets.

Aggregate Policy Reserves

Life, annuity and accident and health benefit reserves are developed by actuarial methods and are determined based on published tables based on statutorily specified interest rates and valuation methods that will provide, in the aggregate, reserves that are greater than or equal to the minimum required by law.

The aggregate policy reserves for life insurance policies are based principally upon the 1941, 1958 and 1980 Commissioners' Standard Ordinary Mortality and American Experience Mortality Tables. The reserves are calculated using interest rates ranging from 2.00 to 6.00 percent and are computed principally on the Net Level Premium Valuation and the Commissioners' Reserve Valuation Methods. Reserves for universal life policies are based on account balances adjusted for the Commissioners' Reserve Valuation Method.

Deferred annuity reserves are calculated according to the Commissioners' Annuity Reserve Valuation Method including excess interest reserves to cover situations where the future interest guarantees plus the decrease in surrender charges are in excess of the maximum valuation rates of interest. Reserves for immediate annuities and supplementary contracts with life contingencies are equal to the present value of future payments assuming interest rates ranging from 2.50 to 11.25 percent and mortality rates, where appropriate, from a variety of tables.

Accident and health policy reserves are equal to the greater of the gross unearned premiums or any required midterminal reserves plus net unearned premiums and the present value of amounts not yet due on both reported and unreported claims.

                          PFL Life Insurance Company

                            (Dollars in thousands)

1. Organization and Summary of Significant Accounting Policies (continued)

Policy and Contract Claim Reserves

Claim reserves represent the estimated accrued liability for claims reported to the Company and claims incurred but not yet reported through the statement date. These reserves are estimated using either individual case-basis valuations or statistical analysis techniques. These estimates are subject to the effects of trends in claim severity and frequency. The estimates are continually reviewed and adjusted as necessary as experience develops or new information becomes available.

Separate Accounts

Assets held in trust for purchases of variable annuity contracts and the Company's corresponding obligation to the contract owners are shown separately in the balance sheets. The assets in the separate accounts are valued at market. Income and gains and losses with respect to the assets in the separate accounts accrue to the benefit of the contract owners and, accordingly, the operations of the separate accounts are not included in the accompanying financial statements. The separate accounts do not have any minimum guarantees and the investment risks associated with market value changes are borne entirely by the contract owners. The Company received variable contract premiums of $486,282, $345,319 and $281,095 in 1999, 1998 and 1997,
respectively. All variable account contracts are subject to discretionary withdrawal by the contract owner at the market value of the underlying assets less the current surrender charge.

Stock Option Plan

AEGON N.V. sponsors a stock option plan for eligible employees of the Company. Under this plan, certain employees have indicated a preference to immediately sell shares received as a result of their exercise of the stock options; in these situations, AEGON N.V. has settled such options in cash rather than issuing stock to these employees. These cash settlements are paid by the Company, and AEGON N.V. subsequently reimburses the Company for such payments. Under statutory accounting principles, the Company does not record any expense related to this plan, as the expense is recognized by AEGON N.V. However, the Company is allowed to record a deduction in the consolidated tax return filed by the Company and certain affiliates. The tax benefit of this deduction has been credited directly to surplus.

Reclassifications

Certain reclassifications have been made to the 1998 and 1997 financial statements to conform to the 1999 presentation.

                          PFL Life Insurance Company

                            (Dollars in thousands)


2. Fair Values of Financial Instruments

Statement of Financial Accounting Standard ("SFAS") No. 107, Disclosures about Fair Value of Financial Instruments, requires disclosure of fair value information about financial instruments, whether or not recognized in the statutory-basis balance sheet, for which it is practicable to estimate that value. SFAS No. 119, Disclosures about Derivative Financial Instruments and Fair Value of Financial Instruments, requires additional disclosure about derivatives. In cases where quoted market prices are not available, fair values are based on estimates using present value or other valuation techniques. Those techniques are significantly affected by the assumptions used, including the discount rate and estimates of future cash flows. In that regard, the derived fair value estimates cannot be substantiated by comparisons to independent markets and, in many cases, could not be realized in immediate settlement of the instrument. SFAS No. 107 and No. 119 exclude certain financial instruments and all nonfinancial instruments from their disclosure requirements and allow companies to forego the disclosures when those estimates can only be made at excessive cost. Accordingly, the aggregate fair value amounts presented do not represent the underlying value of the Company.

The following methods and assumptions were used by the Company in estimating its fair value disclosures for financial instruments:

  Cash and short-term investments: The carrying amounts reported in the balance sheet for these instruments approximate their fair values.

  Investment securities: Fair values for fixed maturity securities (including redeemable preferred stocks) are based on quoted market prices, where available. For fixed maturity securities not actively traded, fair values are estimated using values obtained from independent pricing services or, in the case of private placements, are estimated by discounting expected future cash flows using a current market rate applicable to the yield, credit quality, and maturity of the investments. The fair values for equity securities, including affiliated mutual funds and real estate investment trusts, are based on quoted market prices.

  Mortgage loans and policy loans: The fair values for mortgage loans are estimated utilizing discounted cash flow analyses, using interest rates reflective of current market conditions and the risk characteristics of the loans. The fair value of policy loans is assumed to equal their carrying amount.

  Investment contracts: Fair values for the Company's liabilities under investment-type insurance contracts are estimated using discounted cash flow calculations, based on interest rates currently being offered for similar contracts with maturities consistent with those remaining for the contracts being valued.

                          PFL Life Insurance Company

                            (Dollars in thousands)


2. Fair Values of Financial Instruments (continued)

  Interest rate cap and interest rate swaps: Estimated fair value of the interest rate cap is based upon the latest quoted market price. Estimated fair value of interest rate swaps are based upon the pricing differential for similar swap agreements.

  Short-term notes payable to affiliates: The fair values for short-term notes payable to affiliates are assumed to equal their carrying amount.

Fair values for the Company's insurance contracts other than investment contracts are not required to be disclosed. However, the fair values of liabilities under all insurance contracts are taken into consideration in the Company's overall management of interest rate risk, which minimizes exposure to changing interest rates through the matching of investment maturities with amounts due under insurance contracts.

The following sets forth a comparison of the fair values and carrying amounts of the Company's financial instruments subject to the provisions of SFAS No. 107 and No. 119:

                                                   December 31
                                           1999                  1998
                                   --------------------- ---------------------
                                    Carrying     Fair     Carrying     Fair
                                     Amount     Value      Amount     Value
                                   ---------- ---------- ---------- ----------
Admitted assets
Cash and short-term investments... $   53,695 $   53,695 $   83,289 $   83,289
Bonds.............................  4,892,156  4,757,325  4,822,442  4,900,516
Preferred stocks..................     17,074     15,437     14,754     14,738
Common stocks.....................     71,658     71,658     49,448     49,448
Affiliated common stock...........      6,764      6,764      5,613      5,613
Mortgage loans on real estate.....  1,339,202  1,299,160  1,012,433  1,089,315
Policy loans......................     59,871     59,871     60,058     60,058
Interest rate cap.................      4,959      1,784      4,445        725
Interest rate swaps...............      8,134     10,609      1,916      6,667
Separate account assets...........  4,905,374  4,905,374  3,348,611  3,348,611
Liabilities
Investment contract liabilities...  4,207,369  4,059,842  4,084,683  4,017,509
Separate account liabilities......  4,377,676  4,212,615  3,271,005  3,213,251
Short-term notes payable to
 affiliates.......................    144,500    144,500      9,421      9,421

                          PFL Life Insurance Company

                            (Dollars in thousands)


3. Investments

The carrying amounts and estimated fair values of investments in debt securities were as follows:

                                                 Gross      Gross    Estimated
                                     Carrying  Unrealized Unrealized    Fair
                                      Amount     Gains      Losses     Value
                                    ---------- ---------- ---------- ----------
December 31, 1999
Bonds:
  United States Government and
   agencies........................ $  141,390  $    142   $  4,520  $  137,012
  State, municipal and other
   government......................    137,745     5,168      1,627     141,286
  Public utilities.................    219,791     1,148      6,777     214,162
  Industrial and miscellaneous.....  2,078,145    20,042     84,919   2,013,268
  Mortgage and other asset-backed
   securities......................  2,315,085    24,214     87,702   2,251,597
                                    ----------  --------   --------  ----------
                                     4,892,156    50,714    185,545   4,757,325
Preferred stocks...................     17,074         2      1,639      15,437
                                    ----------  --------   --------  ----------
                                    $4,909,230  $ 50,716   $187,184  $4,772,762
                                    ==========  ========   ========  ==========
December 31, 1998
Bonds:
  United States Government and
   agencies........................ $  150,085  $  2,841   $    321  $  152,605
  State, municipal and other
   government......................     62,948       918      1,651      62,215
  Public utilities.................    139,732     5,053      2,555     142,230
  Industrial and miscellaneous.....  2,068,086    78,141     34,493   2,111,734
  Mortgage and other asset-backed
   securities......................  2,401,591    45,185     15,044   2,431,732
                                    ----------  --------   --------  ----------
                                     4,822,442   132,138     54,064   4,900,516
Preferred stocks...................     14,754        75         91      14,738
                                    ----------  --------   --------  ----------
                                    $4,837,196  $132,213   $ 54,155  $4,915,254
                                    ==========  ========   ========  ==========

The carrying amounts and estimated fair values of bonds at December 31, 1999, by contractual maturity, are shown below. Expected maturities may differ from contractual maturities because borrowers may have the right to call or prepay obligations with or without call or prepayment penalties.

                                                           Carrying  Estimated
                                                            Amount   Fair Value
                                                          ---------- ----------
   Due in one year or less............................... $  194,654 $  192,453
   Due after one year through five years.................  1,151,170  1,121,353
   Due after five years through ten years................    908,926    873,402
   Due after ten years...................................    322,321    318,520
                                                          ---------- ----------
                                                           2,577,071  2,505,728
   Mortgage and other asset-backed securities............  2,315,085  2,251,597
                                                          ---------- ----------
                                                          $4,892,156 $4,757,325
                                                          ========== ==========

                          PFL Life Insurance Company

                            (Dollars in thousands)


3. Investments (continued)

A detail of net investment income is presented below:

                                                       Year ended December 31
                                                       1999     1998     1997
                                                     -------- -------- --------
Interest on bonds and preferred stock............... $347,639 $374,478 $373,496
Dividends on equity investments.....................      734    1,357    1,460
Interest on mortgage loans..........................   92,325   77,960   80,266
Rental income on real estate........................    7,322    6,553    7,501
Interest on policy loans............................    4,141    4,080    3,400
Other investment income.............................    7,978    2,576      613
                                                     -------- -------- --------
Gross investment income.............................  460,139  467,004  466,736
Less investment expenses............................   22,590   20,020   20,312
                                                     -------- -------- --------
Net investment income............................... $437,549 $446,984 $446,424
                                                     ======== ======== ========

Proceeds from sales and maturities of debt securities and related gross realized gains and losses were as follows:

                                                  Year ended December 31
                                                1999        1998        1997
                                             ----------  ----------  ----------
Proceeds.................................... $3,283,038  $3,347,174  $3,284,095
                                             ==========  ==========  ==========
Gross realized gains........................ $   21,171  $   48,760  $   30,094
Gross realized losses.......................    (32,259)     (8,072)    (17,265)
                                             ----------  ----------  ----------
Net realized gains (losses)................. $  (11,088) $   40,688  $   12,829
                                             ==========  ==========  ==========

At December 31, 1999, investments with an aggregate carrying value of $6,346,831 were on deposit with regulatory authorities or were restrictively held in bank custodial accounts for the benefit of such regulatory authorities as required by statute.

                          PFL Life Insurance Company

                            (Dollars in thousands)


3. Investments (continued)

Realized investment gains (losses) and changes in unrealized gains (losses) for investments are summarized below:

                                   Realized
                          ----------------------------
                            Year ended December 31
                            1999      1998      1997
                          --------  --------  --------
Debt securities.........  $(11,088) $ 40,688  $ 12,829
Equity securities.......    11,433      (879)    6,972
Mortgage loans on real
 estate.................     4,661    12,637     2,252
Real estate.............       900     3,176     4,252
Short-term investments..    (1,407)    1,533       (19)
Other invested assets...       534    (2,523)    1,632
                          --------  --------  --------
                             5,033    54,632    27,918
Tax effect..............    (5,535)  (22,290)  (10,572)
Transfer from (to)
 interest maintenance
 reserve................     6,867   (28,944)  (10,187)
                          --------  --------  --------
Net realized gains......  $  6,365  $  3,398  $  7,159
                          ========  ========  ========
                             Change in Unrealized
                          ----------------------------
                            Year ended December 31
                            1999      1998      1997
                          --------  --------  --------
Bonds...................  $(12,711) $   (836) $  2,498
Preferred stocks........    (2,753)      --        --
Common stocks...........    (3,980)    3,751     1,097
Mortgage loans..........      (147)     (150)      --
Other invested assets...      (626)    1,739        (3)
                          --------  --------  --------
Change in unrealized....  $(20,217) $  4,504  $  3,592
                          ========  ========  ========

Gross unrealized gains and gross unrealized losses on equity securities are as follows:

                                 December 31
                            1999      1998      1997
                          --------  --------  --------
Unrealized gains........  $ 11,369  $ 15,980  $ 10,356
Unrealized losses.......    (5,078)   (3,710)   (3,836)
                          --------  --------  --------
Net unrealized gains....  $  6,291  $ 12,270  $  6,520
                          ========  ========  ========

                          PFL Life Insurance Company

                            (Dollars in thousands)


3. Investments (continued)

During 1999, the Company issued mortgage loans with interest rates ranging from 6.42% to 8.67%. The maximum percentage of any one mortgage loan to the value of the underlying real estate at origination was 84%. Mortgage loans with a carrying value of $248 were non-income producing for the previous twelve months. Accrued interest of $95 related to these mortgage loans was excluded from investment income. The Company requires all mortgaged properties to carry fire insurance equal to the value of the underlying property.

At December 31, 1999 and 1998, the Company held a mortgage loan loss reserve in the asset valuation reserve of $15,173 and $16,104, respectively. The mortgage loan portfolio is diversified by geographic region and specific collateral property type as follows:

       Geographic Distribution


                         December 31
                         1999   1998
                         -----  -----
South Atlantic..........    27%    32%
Pacific.................    18     15
E. North Central........    17     16
Middle Atlantic.........    15     10
Mountain................     9     10
W. South Central........     6      6
W. North Central........     4      5
E. South Central........     3      3
New England.............     1      3

Property Type Distribution

                         December 31
                         1999   1998
                         -----  -----
Office..................    39%    30%
Retail..................    28     35
Industrial..............    18     21
Apartment...............    11     12
Other...................     4      2

At December 31, 1999, the Company had no investments (excluding U. S. Government guaranteed or insured issues) which individually represented more than ten percent of capital and surplus and the asset valuation reserve, collectively.

                          PFL Life Insurance Company

                            (Dollars in thousands)


3. Investments (continued)

The Company utilizes a variety of off-balance sheet financial instruments as part of its efforts to hedge and manage fluctuations in the market value of its investment portfolio attributable to changes in general interest rate levels and to manage duration mismatch of assets and liabilities. These instruments include interest rate swaps and caps. All involve elements of credit and market risks in excess of the amounts recognized in the accompanying financial statements at a given point in time. The contract or notional amounts of those instruments reflect the extent of involvement in the various types of financial instruments.

The Company's exposure to credit risk is the risk of loss from a counterparty failing to perform according to the terms of the contract. That exposure includes settlement risk (i.e., the risk that the counterparty defaults after the Company has delivered funds or securities under terms of the contract) that would result in an accounting loss and replacement cost risk (i.e., the cost to replace the contract at current market rates should the counterparty default prior to settlement date). Credit loss exposure resulting from nonperformance by a counterparty for commitments to extend credit is represented by the contractual amounts of the instruments.

At December 31, 1999 and 1998, the Company's outstanding financial instruments with on and off-balance sheet risks, shown in notional amounts, are summarized as follows:

                                                                Notional Amount
                                                                 1999     1998
                                                               -------- --------
Derivative securities:
  Interest rate swaps:
    Receive fixed--pay floating............................... $115,000 $100,000
    Receive floating--pay fixed...............................   64,017      --
    Receive floating (uncapped)--pay floating (capped)........   41,617   53,011
    Receive floating (LIBOR--pay floating (S&P)...............   60,000   60,000
  Interest rate cap agreements................................  500,000  500,000

4. Reinsurance

The Company reinsures portions of risk on certain insurance policies which exceed its established limits, thereby providing a greater diversification of risk and minimizing exposure on larger risks. The Company remains contingently liable with respect to any insurance ceded, and this would become an actual liability in the event that the assuming insurance company became unable to meet its obligation under the reinsurance treaty.

                          PFL Life Insurance Company

                            (Dollars in thousands)


4. Reinsurance (continued)

Reinsurance assumption and cession treaties are transacted primarily with affiliates. Premiums earned reflect the following reinsurance assumed and ceded amounts:

                                                  Year ended December 31
                                             ----------------------------------
                                                1999        1998        1997
                                             ----------  ----------  ----------
   Direct premiums.......................... $1,942,716  $1,533,822  $1,312,446
   Reinsurance assumed......................      2,723       2,366       2,038
   Reinsurance ceded........................   (144,310)   (173,564)   (246,372)
                                             ----------  ----------  ----------
   Net premiums earned...................... $1,801,129  $1,362,624  $1,068,112
                                             ==========  ==========  ==========

The Company received reinsurance recoveries in the amount of $139,138, $173,297 and $183,638 during 1999, 1998 and 1997, respectively. At December 31, 1999 and 1998, estimated amounts recoverable from reinsurers that have been deducted from policy and contract claim reserves totaled $35,511 and $47,956, respectively. The aggregate reserves for policies and contracts were reduced for reserve credits for reinsurance ceded at December 31, 1999 and 1998 of $1,870,190 and $2,163,905, respectively.

At December 31, 1999, amounts recoverable from unauthorized reinsurers of $39,996 (1998--$55,379) and reserve credits for reinsurance ceded of $48,297 (1998--$49,835) were associated with a single reinsurer and its affiliates. The Company holds collateral under these reinsurance agreements in the form of trust agreements totaling $85,431 at December 31, 1999, that can be drawn on for amounts that remain unpaid for more than 120 days.

5. Income Taxes

For federal income tax purposes, the Company joins in a consolidated tax return filing with certain affiliated companies. Under the terms of a tax-sharing agreement between the Company and its affiliates, the Company computes federal income tax expense as if it were filing a separate income tax return, except that tax credits and net operating loss carryforwards are determined on the basis of the consolidated group. Additionally, the alternative minimum tax is computed for the consolidated group and the resulting tax, if any, is allocated back to the separate companies on the basis of the separate companies' alternative minimum taxable income.

                          PFL Life Insurance Company

                            (Dollars in thousands)


5. Income Taxes (continued)

Federal income tax expense differs from the amount computed by applying the statutory federal income tax rate to gain from operations before federal income tax expense and net realized capital gains (losses) on investments for the following reasons:

                                                     Year ended December 31
                                                      1999     1998     1997
                                                     -------  -------  -------
   Computed tax at federal statutory rate (35%)..... $27,832  $39,177  $42,775
   IMR amortization.................................  (2,656)  (3,030)  (1,276)
   Tax reserve adjustment...........................   1,390      607    2,004
   Excess tax depreciation..........................    (219)    (223)    (392)
   Deferred acquisition costs-- tax basis...........   5,979   11,827    4,308
   Prior year under (over) accrual .................  (3,492)   1,750   (1,016)
   Dividend received deduction......................  (1,666)  (1,053)    (941)
   Charitable contributions.........................     --       --      (848)
   Other items--net.................................  (1,852)     780   (1,233)
                                                     -------  -------  -------
   Federal income tax expense....................... $25,316  $49,835  $43,381
                                                     =======  =======  =======

Federal income tax expense differs from the amount computed by applying the statutory federal income tax rate to realized gains (losses) due to the differences in book and tax asset bases at the time certain investments are sold.

Prior to 1984, as provided for under the Life Insurance Company Tax Act of 1959, a portion of statutory income was not subject to current taxation but was accumulated for income tax purposes in a memorandum account referred to as the policyholders' surplus account. No federal income taxes have been provided for in the financial statements on income deferred in the policyholders' surplus account ($20,387 at December 31, 1999). To the extent dividends are paid from the amount accumulated in the policyholders' surplus account, net earnings would be reduced by the amount of tax required to be paid. Should the entire amount in the policyholders' surplus account become taxable, the tax thereon computed at current rates would amount to approximately $7,135.

In 1999, the Company reached a final settlement with the Internal Revenue Service for 1990 and 1991, resulting in a tax refund of $904 and interest received of $548. These amounts were credited directly to unassigned surplus. The Company also corrected an error in 1999 which related to the 1997 tax-sharing agreement between the Company and various affiliates. This resulted in a credit to unassigned surplus of $1,359.

The Company's federal income tax returns have been examined and closing agreements have been executed with the Internal Revenue Service through 1992. An examination is underway for years 1993 through 1997.

                          PFL Life Insurance Company

                            (Dollars in thousands)


6. Policy and Contract Attributes

A portion of the Company's policy reserves and other policyholders' funds (including separate account liabilities) relate to liabilities established on a variety of the Company's annuity and deposit fund products. There may be certain restrictions placed upon the amount of funds that can be withdrawn without penalty. The amount of reserves on these products, by withdrawal characteristics, are summarized as follows:

                                                       December 31
                                                 1999                1998
                                          ------------------- ------------------
                                                      Percent            Percent
                                                        of                 of
                                            Amount     Total    Amount    Total
                                          ----------- ------- ---------- -------
Subject to discretionary withdrawal with
 market value adjustment................  $   114,544     1%  $   82,048     1%
Subject to discretionary withdrawal at
 book value less surrender charge.......      828,490     8      515,778     5
Subject to discretionary withdrawal at
 market value...........................    4,313,445    41    3,211,896    34
Subject to discretionary withdrawal at
 book value (minimal or no charges or
 adjustments)...........................    5,021,762    48    5,519,265    58
Not subject to discretionary withdrawal
 provision..............................      248,444     2      228,030     2
                                          -----------   ---   ----------   ---
                                           10,526,685   100%   9,557,017   100%
Less reinsurance ceded..................    1,863,810          2,124,769
                                          -----------         ----------
Total policy reserves on annuities and
 deposit fund liabilities...............  $ 8,662,875         $7,432,248
                                          ===========         ==========

A reconciliation of the amounts transferred to and from the separate accounts is presented below:

                                                     Year ended December 31
                                                     1999      1998      1997
                                                   --------  --------  --------
Transfers as reported in the summary of
 operations of the separate accounts statement:..
  Transfers to separate accounts.................  $486,282  $345,319  $281,095
  Transfers from separate accounts...............  (175,822)  (42,671)   (9,819)
                                                   --------  --------  --------
Net transfers to separate accounts...............   310,460   302,648   271,276
Reconciling adjustments--change in miscellaneous
 income..........................................    (1,153)      191    26,204
                                                   --------  --------  --------
Transfers as reported in the summary of
 operations of the life, accident and health
 annual statement................................  $309,307  $302,839  $297,480
                                                   ========  ========  ========

                          PFL Life Insurance Company

                            (Dollars in thousands)


6. Policy and Contract Attributes (continued)

Reserves on the Company's traditional life products are computed using mean reserving methodologies. These methodologies result in the establishment of assets for the amount of the net valuation premiums that are anticipated to be received between the policy's paid-through date to the policy's next anniversary date. At December 31, 1999 and 1998, these assets (which are reported as premiums deferred and uncollected) and the amounts of the related gross premiums and loadings, are as follows:

                                                       Gross   Loading    Net
                                                      -------  -------  -------
December 31, 1999
Life and annuity:
  Ordinary direct first year business................ $ 2,823  $2,085   $   738
  Ordinary direct renewal business...................  20,950   6,289    14,661
  Group life direct business.........................     638     243       395
  Reinsurance ceded..................................  (1,269)    (16)   (1,253)
                                                      -------  ------   -------
                                                       23,142   8,601    14,541
Accident and health:
  Direct.............................................     138     --        138
  Reinsurance ceded..................................     (23)    --        (23)
                                                      -------  ------   -------
Total accident and health............................     115     --        115
                                                      -------  ------   -------
                                                      $23,257  $8,601   $14,656
                                                      =======  ======   =======
December 31, 1998
Life and annuity:
  Ordinary direct first year business................ $ 3,346  $2,500   $   846
  Ordinary direct renewal business...................  21,435   6,365    15,070
  Group life direct business.........................   1,171     536       635
  Reinsurance ceded..................................  (1,367)    (44)   (1,323)
                                                      -------  ------   -------
                                                       24,585   9,357    15,228
Accident and health:
  Direct.............................................     108     --        108
  Reinsurance ceded..................................     (18)    --        (18)
                                                      -------  ------   -------
Total accident and health............................      90     --         90
                                                      -------  ------   -------
                                                      $24,675  $9,357   $15,318
                                                      =======  ======   =======

At December 31, 1999 and 1998, the Company had insurance in force aggregating $41,720 and $44,233, respectively, in which the gross premiums are less than the net premiums required by the standard valuation standards established by the Insurance Division, Department of Commerce, of the State of Iowa. The Company established policy reserves of $871 and $998 to cover these deficiencies at December 31, 1999 and 1998, respectively.

                          PFL Life Insurance Company

                            (Dollars in thousands)

7. Dividend Restrictions

The Company is subject to limitations, imposed by the State of Iowa, on the payment of dividends to its parent company. Generally, dividends during any twelve-month period may not be paid, without prior regulatory approval, in excess of the greater of (a) 10 percent of statutory capital and surplus as of the preceding December 31, or (b) statutory gain from operations before net realized capital gains (losses) on investments for the preceding year. Subject to the availability of unassigned surplus at the time of such dividend, the maximum payment which may be made in 2000, without the prior approval of insurance regulatory authorities, is $54,203.

The Company paid dividends to its parent of $40,000, $120,000 and $62,000 in 1999, 1998 and 1997, respectively.

8. Retirement and Compensation Plans

The Company's employees participate in a qualified benefit pension plan sponsored by AEGON. The Company has no legal obligation for the plan. The Company recognizes pension expense equal to its allocation from AEGON. The pension expense is allocated among the participating companies based on the SFAS No. 87 expense as a percent of salaries. The benefits are based on years of service and the employee's compensation during the highest five consecutive years of employment. Pension expense aggregated $408, $380 and $422 for the years ended December 31, 1999, 1998 and 1997, respectively. The plan is subject to the reporting and disclosure requirements of the Employee Retirement and Income Security Act of 1974.

The Company's employees also participate in a contributory defined contribution plan sponsored by AEGON which is qualified under Section 401(k) of the Internal Revenue Service Code. Employees of the Company who customarily work at least 1,000 hours during each calendar year and meet the other eligibility requirements, are participants of the plan. Participants may elect to contribute up to fifteen percent of their salary to the plan. The Company will match an amount up to three percent of the participant's salary. Participants may direct all of their contributions and plan balances to be invested in a variety of investment options. The plan is subject to the reporting and disclosure requirements of the Employee Retirement and Income Security Act of 1974. Expense related to this plan was $267, $233 and $226 for the years ended December 31, 1999, 1998 and 1997, respectively.

                          PFL Life Insurance Company

                            (Dollars in thousands)


8. Retirement and Compensation Plans (continued)

AEGON sponsors supplemental retirement plans to provide the Company's senior management with benefits in excess of normal pension benefits. The plans are noncontributory, and benefits are based on years of service and the employee's compensation level. The plans are unfunded and nonqualified under the Internal Revenue Service Code. In addition, AEGON has established incentive deferred compensation plans for certain key employees of the Company. AEGON also sponsors an employee stock option plan for individuals employed at least three years and a stock purchase plan for its producers, with the participating affiliated companies establishing their own eligibility criteria, producer contribution limits and company matching formula. These plans have been accrued or funded as deemed appropriate by management of AEGON and the Company.

In addition to pension benefits, the Company participates in plans sponsored by AEGON that provide postretirement medical, dental and life insurance benefits to employees meeting certain eligibility requirements. Portions of the medical and dental plans are contributory. The expenses of the postretirement plans are charged to affiliates in accordance with an intercompany cost sharing arrangement. The Company expensed $28, $62 and $62 for the years ended December 31, 1999, 1998 and 1997, respectively.

9. Related Party Transactions

The Company shares certain offices, employees and general expenses with affiliated companies.

The Company receives data processing, investment advisory and management, marketing and administration services from certain affiliates. During 1999, 1998 and 1997, the Company paid $19,983, $18,706 and $18,705, respectively, for these services, which approximates their costs to the affiliates.

Payables to affiliates bear interest at the thirty-day commercial paper rate of 5.7% at December 31, 1999. During 1999, 1998 and 1997, the Company paid net interest of $1,994, $1,491 and $1,188, respectively, to affiliates.

During 1997, the Company received a capital contribution of $153 in cash from its parent.

At December 31, 1999 and 1998, the Company has short-term notes payable to an affiliate of $144,500 and $9,421, respectively. Interest on these notes accrues at rates ranging from 4.85% to 5.90% at December 31, 1999 and 5.13% to 5.52% at December 31, 1998.

                          PFL Life Insurance Company

                            (Dollars in thousands)


9. Related Party Transactions (continued)

During 1998, the Company issued life insurance policies to certain affiliated companies, covering the lives of certain employees of those affiliates. Premiums of $174,000 related to these policies were recognized during the year, and aggregate reserves for policies and contracts are $190,299 and $181,720 at December 31, 1999 and 1998, respectively.

10. Commitments and Contingencies

The Company has issued Trust (synthetic) GIC contracts to plan sponsors totaling $374,124 at December 31, 1999, pursuant to terms under which the plan sponsor retains ownership of the assets related to these contracts. The Company guarantees benefit responsiveness in the event that plan benefit requests and other contractual commitments exceed plan cash flows. The plan sponsor agrees to reimburse the Company for such benefit payments with interest, either at a fixed or floating rate, from future plan and asset cash flows. In return for this guarantee, the Company receives a premium which varies based on such elements as benefit responsive exposure and contract size. The Company underwrites the plans for the possibility of having to make benefit payments and also must agree to the investment guidelines to ensure appropriate credit quality and cash flow matching. The assets relating to such contracts are not recognized in the Company's statutory-basis financial statements.

The Company is a party to legal proceedings incidental to its business. Although such litigation sometimes includes substantial demands for compensatory and punitive damages, in addition to contract liability, it is management's opinion, after consultation with counsel and a review of available facts, that damages arising from such demands will not be material to the Company's financial position.

The Company is subject to insurance guaranty laws in the states in which it writes business. These laws provide for assessments against insurance companies for the benefit of policyholders and claimants in the event of insolvency of other insurance companies. Assessments are charged to operations when received by the Company except where right of offset against other taxes paid is allowed by law; amounts available for future offsets are recorded as an asset on the Company's balance sheet. Potential future obligations for unknown insolvencies are not determinable by the Company. The future obligation has been based on the most recent information available from the National Organization of Life and Health Insurance Guaranty Associations. The Company has established a reserve of $19,662 and $17,901 and an offsetting premium tax benefit of $7,429 and $7,631 at December 31, 1999 and 1998, respectively, for its estimated share of future guaranty fund assessments related to several major insurer insolvencies. The guaranty fund expense (benefit) was $1,994, $1,985 and $(975) for the years ended December 31, 1999, 1998 and 1997, respectively.

                          PFL Life Insurance Company

                      Summary of Investments--Other than
                        Investments in Related Parties

                            (Dollars in thousands)
                               December 31, 1999

SCHEDULE I

                                                                Amount at Which
                                                       Market    Shown in the
            Type of Investment              Cost(1)     Value    Balance Sheet
            ------------------             ---------- --------- ---------------
Fixed maturities
Bonds:
  United States Government and government
   agencies and authorities............... $  195,119 $ 189,752   $  195,119
  States, municipalities and political
   subdivisions...........................    545,562   535,945      545,562
  Foreign governments.....................    134,584   138,767      134,584
  Public utilities........................    219,791   214,162      219,791
  All other corporate bonds...............  3,797,100 3,678,699    3,797,100
Redeemable preferred stock................     17,074    15,437       17,074
                                           ---------- ---------   ----------
Total fixed maturities....................  4,909,230 4,772,762    4,909,230
Equity securities
Common stocks:
  Banks, trust and insurance..............      2,676     2,809        2,809
  Industrial, miscellaneous and all
   other..................................     59,137    68,849       68,849
                                           ---------- ---------   ----------
Total equity securities...................     61,813    71,658       71,658
Mortgage loans on real estate.............  1,339,202              1,339,202
Real estate...............................     41,536                 41,536
Real estate acquired in satisfaction of
 debt.....................................     16,336                 16,336
Policy loans..............................     59,871                 59,871
Other long-term investments...............    123,722                123,722
Cash and short-term investments...........     53,695                 53,695
                                           ----------             ----------
Total investments......................... $6,605,405             $6,615,250
                                           ==========             ==========

(1) Original cost of equity securities and, as to fixed maturities, original cost reduced by repayments and adjusted for amortization of premiums or accrual of discounts.

                           PFL Life Insurance Company

                      Supplementary Insurance Information
                             (Dollars in thousands)

SCHEDULE III

                                                   Future
                                                   Policy              Policy
                                                  Benefits               and
                                                    and     Unearned  Contract
                                                  Expenses  Premiums Liabilities
                                                 ---------- -------- -----------
Year ended December 31, 1999
Individual life................................. $1,550,188 $   --     $ 8,607
Individual health...............................    133,214  10,311     10,452
Group life and health...........................    105,035   8,604     27,088
Annuity.........................................  4,036,751     --         --
                                                 ---------- -------    -------
                                                 $5,825,188 $18,915    $46,147
                                                 ========== =======    =======
Year ended December 31, 1998
Individual life................................. $1,355,283 $   --     $ 8,976
Individual health...............................     94,294   9,631     12,123
Group life and health...........................     93,405  10,298     36,908
Annuity.........................................  3,925,293     --         --
                                                 ---------- -------    -------
                                                 $5,468,275 $19,929    $58,007
                                                 ========== =======    =======
Year ended December 31, 1997
Individual life................................. $  882,003 $   --     $ 8,550
Individual health...............................     62,033   9,207     12,821
Group life and health...........................     88,211  11,892     44,977
Annuity.........................................  4,204,125     --         --
                                                 ---------- -------    -------
                                                 $5,236,372 $21,099    $66,348
                                                 ========== =======    =======

                           PFL Life Insurance Company

                      Supplementary Insurance Information
                             (Dollars in thousands)

SCHEDULE III

                                                 Benefits,
                                                   Claims
                                         Net     Losses and   Other
                            Premium   Investment Settlement Operating Premiums
                            Revenue    Income*    Expenses  Expenses* Written
                           ---------- ---------- ---------- --------- --------
Year ended December 31,
 1999
Individual life........... $  226,456  $104,029  $  274,730 $141,030  $    --
Individual health.........     77,985    10,036      58,649   35,329    77,716
Group life and health.....     83,639    10,422      61,143   38,075    81,918
Annuity...................  1,413,049   313,062   1,303,537  278,995       --
                           ----------  --------  ---------- --------
                           $1,801,129  $437,549  $1,698,059 $493,429
                           ==========  ========  ========== ========
Year ended December 31,
 1998
Individual life........... $  514,194  $ 85,258  $  545,720 $ 87,455  $    --
Individual health.........     68,963     8,004      48,144   30,442    68,745
Group life and health.....    111,547    11,426      82,690   54,352   108,769
Annuity...................    667,920   342,296     592,085  298,222       --
                           ----------  --------  ---------- --------
                           $1,362,624  $446,984  $1,268,639 $470,471
                           ==========  ========  ========== ========
Year ended December 31,
 1997
Individual life........... $  200,175  $ 75,914  $  211,921 $ 36,185  $    --
Individual health.........     63,548     5,934      37,706   29,216    63,383
Group life and health.....    146,694    11,888     103,581   91,568   143,580
Annuity...................    657,695   352,688     571,434  364,216       --
                           ----------  --------  ---------- --------
                           $1,068,112  $446,424  $  924,642 $521,185
                           ==========  ========  ========== ========

-------------------------
* Allocations of net investment income and other operating expenses are based on a number of assumptions and estimates, and the results would change if different methods were applied.

                           PFL Life Insurance Company

                                  Reinsurance
                             (Dollars in thousands)

SCHEDULE IV

                                                Assumed             Percentage
                                    Ceded to     From               of Amount
                           Gross      Other      Other      Net      Assumed
                           Amount   Companies  Companies   Amount     to Net
                         ---------- ---------  --------- ---------- ----------
Year ended December 31,
 1999
Life insurance in
 force.................. $6,538,901 $(500,192) $415,910  $6,454,619    6.4%
                         ========== =========  ========  ==========    ===
Premiums:
  Individual life....... $  227,363 $   3,967  $  2,723  $  226,119    1.2%
  Individual health.....     83,489     5,504       --       77,985    --
  Group life and
   health...............    205,752   122,113       --       83,639    --
  Annuity...............  1,426,112    12,726       --    1,413,386    --
                         ---------- ---------  --------  ----------    ---
                         $1,942,716 $ 144,310  $  2,723  $1,801,129    0.2%
                         ========== =========  ========  ==========    ===
Year ended December 31,
 1998
Life insurance in
 force.................. $6,384,095 $ 438,590  $ 39,116  $5,984,621     .6%
                         ========== =========  ========  ==========    ===
Premiums:
  Individual life....... $  515,164 $   3,692  $  2,366  $  513,838     .5%
  Individual health.....     76,438     7,475       --       68,963    --
  Group life and
   health...............    255,848   144,301       --      111,547    --
  Annuity...............    686,372    18,096       --      668,276    --
                         ---------- ---------  --------  ----------    ---
                         $1,533,822 $ 173,564  $  2,366  $1,362,624     .2%
                         ========== =========  ========  ==========    ===
Year ended December 31,
 1997
Life insurance in
 force.................. $5,025,027 $ 420,519  $ 35,486  $4,639,994     .8%
                         ========== =========  ========  ==========    ===
Premiums:
  Individual life....... $  201,691 $   3,554  $  2,038  $  200,175    1.0%
  Individual health.....     73,593    10,045       --       63,548    --
  Group life and
   health...............    339,269   192,575       --      146,694    --
  Annuity...............    697,893    40,198       --      657,695    --
                         ---------- ---------  --------  ----------    ---
                         $1,312,446 $ 246,372  $  2,038  $1,068,112     .2%
                         ========== =========  ========  ==========    ===

                             Financial Statements

                PFL Retirement Builder Variable Annuity Account
                - Retirement Income Builder II Variable Annuity

                         Year ended December 31, 1999
                      with Report of Independent Auditors

                PFL Retirement Builder Variable Annuity Account
                - Retirement Income Builder II Variable Annuity

                             Financial Statements


                         Year ended December 31, 1999


                                   Contents

Report of Independent Auditors............................................   1

Financial Statements

Balance Sheets............................................................   2
Statements of Operations..................................................   8
Statements of Changes in Contract Owners' Equity..........................  14
Notes to Financial Statements.............................................  22

                        Report of Independent Auditors


The Board of Directors and Contract Owners of the Retirement Income Builder II Variable Annuity,
PFL Life Insurance Company


We have audited the accompanying balance sheets of certain subaccounts of PFL Retirement Builder Variable Annuity Account (the "Separate Account", comprised of the AIM V.I. Capital Appreciation, AIM V.I. Government Securities, AIM V.I. Growth & Income, AIM V.I. Value, Dreyfus Stock Index, Dreyfus Money Market, Dreyfus Small Company Stock, MFS Emerging Growth, MFS Foreign & Colonial Emerging Markets Equity, MFS Research, MFS Total Return, MFS Utilities, Oppenheimer Global Securities, Oppenheimer Capital Appreciation, Oppenheimer Main Street Growth & Income, Oppenheimer High Income, Oppenheimer Strategic Bond, WRL VKAM Emerging Growth, WRL Janus Global, and WRL Janus Growth subaccounts), which are available for investment by contract owners of the Retirement Income Builder II Variable Annuity, as of December 31, 1999, and the related statements of operations for the year then ended and changes in contract owners' equity for the year then ended and the period from September 30, 1998 (commencement of operations) through December 31, 1998. These financial statements are the responsibility of the Separate Account's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of mutual fund shares owned as of December 31, 1999, by correspondence with the mutual funds' transfer agents. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of each of the respective subaccounts of PFL Retirement Builder Variable Annuity Account which are available for investment by contract owners of the Retirement Income Builder II Variable Annuity at December 31, 1999, and the results of their operations for the year then ended and changes in their contract owners' equity for the year then ended and the period from September 30, 1998 through December 31, 1998, in conformity with accounting principles generally accepted in the United States.


                                                           /s/ Ernst & Young LLP

Des Moines, Iowa
January 28, 2000

                PFL Retirement Builder Variable Annuity Account
                - Retirement Income Builder II Variable Annuity

                                Balance Sheets

                               December 31, 1999

                                                                                            AIM V.I.
                                                                                            Capital
                                                                                          Appreciation
                                                                                           Subaccount
                                                                                         --------------
Assets
Cash                                                                                     $           -
Investments in mutual funds, at current market value:
 AIM Variable Insurance Funds, Inc.:
  AIM V.I. Capital Appreciation Fund                                                           412,807
  AIM V.I. Government Securities Fund                                                                -
  AIM V.I. Growth & Income Fund                                                                      -
  AIM V.I. Value Fund                                                                                -
 Dreyfus Stock Index Fund                                                                            -
 Dreyfus Variable Investment Fund:
  Dreyfus Money Market Portfolio                                                                     -
  Dreyfus Small Company Stock Portfolio                                                              -
 MFS Variable Insurance Trust:
  MFS Emerging Growth Series                                                                         -
  MFS Foreign & Colonial Emerging Markets Equity Series                                              -
  MFS Research Series                                                                                -
  MFS Total Return Series                                                                            -
  MFS Utilities Series                                                                               -
 Oppenheimer Variable Account Funds:
  Oppenheimer Global Securities Fund                                                                 -
  Oppenheimer Capital Appreciation Fund                                                              -
  Oppenheimer Main Street Growth & Income Fund                                                       -
  Oppenheimer High Income Fund                                                                       -
  Oppenheimer Strategic Bond Fund                                                                    -
 WRL Series Fund, Inc.:
  WRL VKAM Emerging Growth                                                                           -
  WRL Janus Global                                                                                   -
  WRL Janus Growth                                                                                   -
                                                                                         --------------
Total investments in mutual funds                                                              412,807
                                                                                         --------------
Total assets                                                                             $     412,807
                                                                                         ==============

Liabilities and contract owners' equity
Liabilities:
 Contract terminations payable                                                           $           4
                                                                                         --------------
Total liabilities                                                                                    4

Contract owners' equity:
 Deferred annuity contracts terminable by owners                                               412,803
                                                                                         --------------
Total liabilities and contract owners' equity                                            $     412,807
                                                                                         ==============

See accompanying notes.

     AIM V.I.
    Government             AIM V.I.                                    Dreyfus             Dreyfus
    Securities          Growth & Income       AIM V.I. Value          Stock Index        Money Market
    Subaccount             Subaccount            Subaccount            Subaccount         Subaccount
---------------------------------------------------------------------------------------------------------
$           -           $           -         $           -       $          -          $          -


            -                       -                     -                  -                     -

      184,089                       -                     -                  -                     -
            -               1,469,055                     -                  -                     -
            -                       -             2,433,426                  -                     -
            -                       -                     -          1,746,975                     -

            -                       -                     -                  -               257,896
            -                       -                     -                  -                     -

            -                       -                     -                  -                     -
            -                       -                     -                  -                     -
            -                       -                     -                  -                     -
            -                       -                     -                  -                     -
            -                       -                     -                  -                     -

            -                       -                     -                  -                     -
            -                       -                     -                  -                     -
            -                       -                     -                  -                     -
            -                       -                     -                  -                     -
            -                       -                     -                  -                     -

            -                       -                     -                  -                     -
            -                       -                     -                  -                     -
            -                       -                     -                  -                     -
---------------------------------------------------------------------------------------------------------
      184,089               1,469,055             2,433,426          1,746,975               257,896
---------------------------------------------------------------------------------------------------------
$     184,089           $   1,469,055         $   2,433,426       $  1,746,975          $    257,896
=========================================================================================================


$           1           $          21         $          21       $          6          $          -
---------------------------------------------------------------------------------------------------------
            1                      21                    21                  6                     -


      184,088               1,469,034             2,433,405          1,746,969               257,896
---------------------------------------------------------------------------------------------------------
$     184,089           $   1,469,055         $   2,433,426       $  1,746,975          $    257,896
=========================================================================================================

                PFL Retirement Builder Variable Annuity Account
                - Retirement Income Builder II Variable Annuity

                          Balance Sheets (continued)

                                                                                         Dreyfus Small
                                                                                         Company Stock
                                                                                          Subaccount
                                                                                      -----------------
Assets
Cash                                                                                     $           -
Investments in mutual funds, at current market value:
 AIM Variable Insurance Funds, Inc.:
  AIM V.I. Capital Appreciation Fund                                                                 -
  AIM V.I. Government Securities Fund                                                                -
  AIM V.I. Growth & Income Fund                                                                      -
  AIM V.I. Value Fund                                                                                -
 Dreyfus Stock Index Fund                                                                            -
 Dreyfus Variable Investment Fund:
  Dreyfus Money Market Portfolio                                                                     -
  Dreyfus Small Company Stock Portfolio                                                        179,060
 MFS Variable Insurance Trust:
  MFS Emerging Growth Series                                                                         -
  MFS Foreign & Colonial Emerging Markets Equity Series                                              -
  MFS Research Series                                                                                -
  MFS Total Return Series                                                                            -
  MFS Utilities Series                                                                               -
 Oppenheimer Variable Account Funds:
  Oppenheimer Global Securities Fund                                                                 -
  Oppenheimer Capital Appreciation Fund                                                              -
  Oppenheimer Main Street Growth & Income Fund                                                       -
  Oppenheimer High Income Fund                                                                       -
  Oppenheimer Strategic Bond Fund                                                                    -
 WRL Series Fund, Inc.:
  WRL VKAM Emerging Growth                                                                           -
  WRL Janus Global                                                                                   -
  WRL Janus Growth                                                                                   -
                                                                                      -----------------
Total investments in mutual funds                                                              179,060
                                                                                      -----------------
Total assets                                                                             $     179,060
                                                                                      =================

Liabilities and contract owners' equity
Liabilities:
 Contract terminations payable                                                           $           3
                                                                                      -----------------
Total liabilities                                                                                    3

Contract owners' equity:
 Deferred annuity contracts terminable by owners                                               179,057
                                                                                      -----------------
Total liabilities and contract owners' equity                                            $     179,060
                                                                                      =================

See accompanying notes.

                     MFS Foreign &
     MFS              Colonial                                                                  Oppenheimer
   Emerging           Emerging             MFS               MFS Total                             Global
    Growth         Markets Equity        Research              Return          MFS Utilities     Securities
  Subaccount         Subaccount         Subaccount           Subaccount          Subaccount      Subaccount
----------------------------------------------------------------------------------------------------------------

$           -    $            -         $           -      $           -     $           -      $            -


            -                 -                     -                  -                 -                   -
            -                 -                     -                  -                 -                   -
            -                 -                     -                  -                 -                   -
            -                 -                     -                  -                 -                   -
            -                 -                     -                  -                 -                   -

            -                 -                     -                  -                 -                   -
            -                 -                     -                  -                 -                   -

      876,764                 -                     -                  -                 -                   -
            -             7,812                     -                  -                 -                   -
            -                 -               162,470                  -                 -                   -
            -                 -                     -          1,029,551                 -                   -
            -                 -                     -                  -         2,387,934                   -

            -                 -                     -                  -                 -             109,668
            -                 -                     -                  -                 -                   -
            -                 -                     -                  -                 -                   -
            -                 -                     -                  -                 -                   -
            -                 -                     -                  -                 -                   -

            -                 -                     -                  -                 -                   -
            -                 -                     -                  -                 -                   -
            -                 -                     -                  -                 -                   -
----------------------------------------------------------------------------------------------------------------
      876,764             7,812               162,470          1,029,551         2,387,934             109,668
----------------------------------------------------------------------------------------------------------------
$     876,764    $        7,812         $     162,470      $   1,029,551     $   2,387,934      $      109,668
================================================================================================================


$          14    $            1         $           2      $          13     $          32      $            1
----------------------------------------------------------------------------------------------------------------
           14                 1                     2                 13                32                   1

      876,750             7,811               162,468          1,029,538         2,387,902             109,667
----------------------------------------------------------------------------------------------------------------
$     876,764    $        7,812         $     162,470      $   1,029,551     $   2,387,934      $      109,668
================================================================================================================

                PFL Retirement Builder Variable Annuity Account
                - Retirement Income Builder II Variable Annuity

                           Balance Sheets (continued)


                                                                                         Oppenheimer
                                                                                           Capital
                                                                                         Appreciation
                                                                                          Subaccount
                                                                                    --------------------
Assets
Cash                                                                                     $       -
Investments in mutual funds, at current market value:
 AIM Variable Insurance Funds, Inc.:
  AIM V.I. Capital Appreciation Fund                                                             -
  AIM V.I. Government Securities Fund                                                            -
  AIM V.I. Growth & Income Fund                                                                  -
  AIM V.I. Value Fund                                                                            -
 Dreyfus Stock Index Fund                                                                        -
 Dreyfus Variable Investment Fund:
  Dreyfus Money Market Portfolio                                                                 -
  Dreyfus Small Company Stock Portfolio                                                          -
 MFS Variable Insurance Trust:
  MFS Emerging Growth Series                                                                     -
  MFS Foreign & Colonial Emerging Markets Equity Series                                          -
  MFS Research Series                                                                            -
  MFS Total Return Series                                                                        -
  MFS Utilities Series                                                                           -
 Oppenheimer Variable Account Funds:
  Oppenheimer Global Securities Fund                                                             -
  Oppenheimer Capital Appreciation Fund                                                    364,383
  Oppenheimer Main Street Growth & Income Fund                                                   -
  Oppenheimer High Income Fund                                                                   -
  Oppenheimer Strategic Bond Fund                                                                -
 WRL Series Fund, Inc.:
  WRL VKAM Emerging Growth                                                                       -
  WRL Janus Global                                                                               -
  WRL Janus Growth                                                                               -
                                                                                       -------------
Total investments in mutual funds                                                          364,383
                                                                                       -------------
Total assets                                                                             $ 364,383
                                                                                       =============

Liabilities and contract owners' equity
Liabilities:
 Contract terminations payable                                                           $       6
                                                                                       -------------
Total liabilities                                                                                6

Contract owners' equity:
 Deferred annuity contracts terminable by owners                                           364,377
                                                                                       -------------
Total liabilities and contract owners' equity                                            $ 364,383
                                                                                       =============

See accompanying notes.

   Oppenheimer                        Oppenheimer         WRL VKAM
   Main Street     Oppenheimer         Strategic          Emerging          WRL Janus         WRL Janus
 Growth & Income   High Income            Bond             Growth            Global             Growth
   Subaccount       Subaccount        Subaccount         Subaccount        Subaccount         Subaccount
---------------------------------------------------------------------------------------------------------------
$         -           $      -         $       -          $        -         $        -          $       13


          -                  -                 -                   -                  -                   -
          -                  -                 -                   -                  -                   -
          -                  -                 -                   -                  -                   -
          -                  -                 -                   -                  -                   -
          -                  -                 -                   -                  -                   -

          -                  -                 -                   -                  -                   -
          -                  -                 -                   -                  -                   -

          -                  -                 -                   -                  -                   -
          -                  -                 -                   -                  -                   -
          -                  -                 -                   -                  -                   -
          -                  -                 -                   -                  -                   -
          -                  -                 -                   -                  -                   -

          -                  -                 -                   -                  -                   -
          -                  -                 -                   -                  -                   -
  1,241,627                  -                 -                   -                  -                   -
          -            488,014                 -                   -                  -                   -
          -                  -           287,051                   -                  -                   -

          -                  -                 -           1,501,899                  -                   -
          -                  -                 -                   -          2,748,169                   -
          -                  -                 -                   -                  -           6,482,829
--------------------------------------------------------------------------------------------------------------
  1,241,627            488,014           287,051           1,501,899          2,748,169           6,482,829
--------------------------------------------------------------------------------------------------------------
$ 1,241,627           $488,014         $ 287,051          $1,501,899         $2,748,169          $6,482,842
==============================================================================================================


$         7           $      2         $       -          $       21         $       35          $        -
--------------------------------------------------------------------------------------------------------------
          7                  2                 -                  21                 35                   -

  1,241,620            488,012           287,051           1,501,878          2,748,134           6,482,842
--------------------------------------------------------------------------------------------------------------
$ 1,241,627           $488,014         $ 287,051          $1,501,899         $2,748,169          $6,482,842
==============================================================================================================

                PFL Retirement Builder Variable Annuity Account
                - Retirement Income Builder II Variable Annuity

                            Statements of Operations

                          Year ended December 31, 1999

                                                                                            AIM V.I.
                                                                                            Capital
                                                                                          Appreciation
                                                                                           Subaccount
                                                                                        ----------------
Net investment income (loss)
Income:
 Dividends                                                                                   $ 7,385
Expenses:
 Administrative, mortality and expense risk charges                                            1,910
                                                                                           ---------
Net investment income (loss)                                                                   5,475

Net realized and unrealized capital gain (loss) from investments
Net realized capital gain (loss) from sales of investments:
 Proceeds from sales                                                                          11,660
 Cost of investments sold                                                                      8,898
                                                                                           ---------
Net realized capital gain (loss) from sales of investments                                     2,762

Net change in unrealized appreciation/depreciation of investments:
 Beginning of the period                                                                       1,338
 End of the period                                                                            83,081
                                                                                           ---------
Net change in unrealized appreciation/depreciation of investments                             81,743

Net realized and unrealized capital gain (loss) from investments                              84,505
                                                                                           ---------
Increase (decrease) from operations                                                          $89,980
                                                                                           =========

See accompanying notes.



   AIM V.I.
  Government                AIM V.I.                                Dreyfus Stock       Dreyfus Money
  Securities             Growth & Income       AIM V.I. Value          Index               Market
  Subaccount                Subaccount            Subaccount        Subaccount            Subaccount
 ---------------------------------------------------------------------------------------------------------
     $  6,425              $ 11,719                $ 36,327             $ 20,843           $  6,470

        1,626                 7,856                  11,701               10,730              1,826
---------------------------------------------------------------------------------------------------------
        4,799                 3,863                  24,626               10,113              4,644



       86,222                66,715                  29,263               80,201            293,055
       87,250                57,396                  23,030               73,102            293,055
---------------------------------------------------------------------------------------------------------
       (1,028)                9,319                   6,233                7,099                  -


          (66)                1,179                   6,954                1,024                  -
       (5,411)              234,583                 282,802              148,407                  -
---------------------------------------------------------------------------------------------------------
       (5,345)              233,404                 275,848              147,383                  -

       (6,373)              242,723                 282,081              154,482                  -
---------------------------------------------------------------------------------------------------------
     $ (1,574)             $246,586                $306,707             $164,595           $  4,644
=========================================================================================================

                PFL Retirement Builder Variable Annuity Account
                - Retirement Income Builder II Variable Annuity

                      Statements of Operations (continued)


                                                                                        Dreyfus Small
                                                                                        Company Stock
                                                                                          Subaccount
                                                                                   ---------------------
Net investment income (loss)
Income:
 Dividends                                                                                $         -
Expenses:
 Administrative, mortality and expense risk charges                                               651
                                                                                   ---------------------
Net investment income (loss)                                                                     (651)

Net realized and unrealized capital gain (loss) from investments
Net realized capital gain (loss) from sales of investments:
 Proceeds from sales                                                                            5,443
 Cost of investments sold                                                                       4,726
                                                                                   ---------------------
Net realized capital gain (loss) from sales of investments                                        717

Net change in unrealized appreciation/depreciation of investments:
 Beginning of the period                                                                          558
 End of the period                                                                             15,219
                                                                                   ---------------------
Net change in unrealized appreciation/depreciation of investments                              14,661

Net realized and unrealized capital gain (loss) from investments                               15,378
                                                                                   ---------------------
Increase (decrease) from operations                                                       $    14,727
                                                                                   =====================

See accompanying notes.

                  MFS Foreign &
    MFS              Colonial                                                                    Oppenheimer
  Emerging           Emerging               MFS            MFS Total                               Global
   growth         Markets Equity          Research          Return         MFS Utilities         Securities
 Subaccount        Subaccount            Subaccount        Subaccount       Subaccount           Subaccount
------------------------------------------------------------------------------------------------------------------
   $      -          $    2                $   706            $18,365           $ 39,128             $   597

      3,884              84                    911              7,166             13,193                 541
------------------------------------------------------------------------------------------------------------------
     (3,884)            (82)                  (205)            11,199             25,935                  56



     35,869           3,013                 30,660             84,201             69,619               7,344
     27,712           2,083                 29,212             86,995             63,675               5,357
------------------------------------------------------------------------------------------------------------------
      8,157             930                  1,448             (2,794)             5,944               1,987


      2,076             211                    565                896              1,721                 720
    302,021           1,681                 22,434             (5,901)           371,323              26,727
------------------------------------------------------------------------------------------------------------------
    299,945           1,470                 21,869             (6,797)           369,602              26,007

    308,102           2,400                 23,317             (9,591)           375,546              27,994
------------------------------------------------------------------------------------------------------------------
   $304,218          $2,318                $23,112            $ 1,608           $401,481             $28,050
==================================================================================================================

                PFL Retirement Builder Variable Annuity Account
                - Retirement Income Builder II Variable Annuity

                     Statements of Operations (continued)

                                                                                         Oppenheimer
                                                                                           Capital
                                                                                         Appreciation
                                                                                          Subaccount
                                                                                      ------------------
Net investment income (loss)
Income:
 Dividends                                                                                 $ 2,337
Expenses:
 Administrative, mortality and expense risk charges                                          1,882
                                                                                      ------------------
Net investment income (loss)                                                                   455

Net realized and unrealized capital gain (loss) from investments
Net realized capital gain (loss) from sales of investments:
 Proceeds from sales                                                                        40,212
 Cost of investments sold                                                                   34,501
                                                                                      ------------------
Net realized capital gain (loss) from sales of investments                                   5,711

Net change in unrealized appreciation/depreciation of investments:
 Beginning of the period                                                                     3,269
 End of the period                                                                          64,118
                                                                                      ------------------
Net change in unrealized appreciation/depreciation of investments                           60,849

Net realized and unrealized capital gain (loss) from investments                            66,560
                                                                                      ------------------
Increase (decrease) from operations                                                        $67,015
                                                                                      ==================

See accompanying notes.

  Oppenheimer
  Main Street                                   Oppenheimer         WRL VKAM
   Growth &              Oppenheimer High        Strategic          Emerging          WRL Janus           WRL Janus
    Income                    Income               Bond              Growth             Global             Growth
  Subaccount                Subaccount          Subaccount         Subaccount         Subaccount         Subaccount
-------------------------------------------------------------------------------------------------------------------
  $  1,939                   $ 1,030             $ 1,109            $182,323           $154,719          $  974,862

     6,228                     2,344               1,556               4,502             11,832              30,429
-------------------------------------------------------------------------------------------------------------------
    (4,289)                   (1,314)               (447)            177,821            142,887             944,433



    27,452                    49,776              11,354              14,757             32,257             107,305
    22,645                    51,158              11,780               8,831             26,066              73,709
-------------------------------------------------------------------------------------------------------------------
     4,807                    (1,382)               (426)              5,926              6,191              33,596


     3,103                        90                  38               3,027              4,164              21,566
   109,151                     3,147               5,974             308,216            662,740             562,442
-------------------------------------------------------------------------------------------------------------------
   106,048                     3,057               5,936             305,189            658,576             540,876

   110,855                     1,675               5,510             311,115            664,767             574,472
-------------------------------------------------------------------------------------------------------------------
  $106,566                   $   361             $ 5,063            $488,936           $807,654          $1,518,905
===================================================================================================================

                PFL Retirement Builder Variable Annuity Account
                - Retirement Income Builder II Variable Annuity

               Statements of Changes in Contract Owners' Equity

                 Year ended December 31, 1999, and the period
                   from September 30, 1998 (commencement of
                     operations) through December 31, 1998

                                                      AIM V.I. Capital                    AIM V.I. Government
                                                  Appreciation Subaccount                Securities Subaccount
                                                 -------------------------             -------------------------
                                                   1999             1998                 1999              1998
                                                 -------------------------             -------------------------
Operations:
 Net investment income (loss)                    $  5,475          $   147             $  4,799           $   49
 Net realized capital gain (loss)                   2,762               53               (1,028)               -
 Net change in unrealized appreciation/
 depreciation of investments                       81,743            1,338               (5,345)             (66)
                                                 -------------------------             -------------------------
Increase (decrease) from operations                89,980            1,538               (1,574)             (17)

Contract transactions:
 Net contract purchase payments                   154,568            7,425              109,199            1,999
 Transfer payments from (to) other
  subaccounts or general account                  152,311           17,965               86,916              252
 Contract terminations, withdrawals and
  other deductions                                (10,984)               -              (12,687)               -
                                                 -------------------------             -------------------------
Increase from contract transactions               295,895           25,390              183,428            2,251
                                                 -------------------------             -------------------------
Net increase in contract owners' equity           385,875           26,928              181,854            2,234

Contract owners' equity:
 Beginning of the period                           26,928                -                2,234                -
                                                 -------------------------             -------------------------
 End of the period                               $412,803          $26,928             $184,088           $2,234
                                                 =========================             =========================

See accompanying notes.

           AIM V.I. Growth &                        AIM V.I. Value                      Dreyfus Stock Index
           Income Subaccount                          Subaccount                            Subaccount
    ------------------------------           ---------------------------           ---------------------------
       1999                  1998                1999             1998                1999               1998
    ------------------------------           ---------------------------           ---------------------------
    $    3,863             $   557           $   24,626         $  3,723           $   10,113          $    52
         9,319               2,485                6,233               23                7,099                3

       233,404               1,179              275,848            6,954              147,383            1,024
    ------------------------------           ---------------------------           ---------------------------
       246,586               4,221              306,707           10,700              164,595            1,079


       676,268              11,725              687,020           59,208              835,424           18,300

       521,859              27,144            1,325,042           60,972              733,732            8,586

       (18,769)                  -              (16,244)               -              (14,747)               -
    ------------------------------           ---------------------------           ---------------------------
     1,179,358              38,869            1,995,818          120,180            1,554,409           26,886
    ------------------------------           ---------------------------           ---------------------------
     1,425,944              43,090            2,302,525          130,880            1,719,004           27,965


        43,090                   -              130,880                -               27,965                -
    ------------------------------           ---------------------------           ---------------------------
    $1,469,034             $43,090           $2,433,405         $130,880           $1,746,969          $27,965
    ==============================           ===========================           ===========================

                PFL Retirement Builder Variable Annuity Account
                - Retirement Income Builder II Variable Annuity

         Statements of Changes in Contract Owners' Equity (continued)

                                                    Dreyfus Money Market             Dreyfus Small Company Stock
                                                         Subaccount                          Subaccount
                                                 -------------------------           ---------------------------
                                                   1999              1998               1999               1998
                                                 -------------------------           ---------------------------
Operations:
 Net investment income (loss)                    $  4,644          $   170           $   (651)            $    -
 Net realized capital gain (loss)                       -                -                717                  1
 Net change in unrealized appreciation/
 depreciation of investments                            -                -             14,661                558
                                                 -------------------------           ---------------------------
Increase (decrease) from operations                 4,644              170             14,727                559

Contract transactions:
 Net contract purchase payments                   101,313           54,558             85,054              2,474
 Transfer payments from (to) other
  subaccounts or general account                  100,035               37             78,391              1,079

 Contract terminations, withdrawals and
  other deductions                                 (2,861)               -             (3,227)                 -
                                                 -------------------------           ---------------------------
Increase from contract transactions               198,487           54,595            160,218              3,553
                                                 -------------------------           ---------------------------
Net increase in contract owners' equity           203,131           54,765            174,945              4,112

Contract owners' equity:
 Beginning of the period                           54,765                -              4,112                  -
                                                 -------------------------           ---------------------------
 End of the period                               $257,896          $54,765           $179,057             $4,112
                                                 =========================           ===========================

See accompanying notes.

                                              MFS Foreign & Colonial              MFS Research Subaccount
  MFS Emerging Growth Subaccount             Emerging Markets Equity                    Subaccount
----------------------------------      ---------------------------------     ---------------------------------
       1999              1998                  1999             1998                 1999             1998
----------------------------------      ---------------------------------     ---------------------------------

  $ (3,884)                $   (26)              $   (82)          $   32             $   (205)          $   (7)
     8,157                     596                   930                -                1,448                1

   299,945                   2,076                 1,470              211               21,869              565
----------------------------------      ---------------------------------     ---------------------------------
   304,218                   2,646                 2,318              243               23,112              559


   293,420                   6,520                     -            2,002              113,711            2,001

   251,749                  23,237                 6,001              182               26,671             (135)

   (5,040)                       -                (2,935)               -               (3,451)               -
----------------------------------      ---------------------------------     ---------------------------------
   540,129                  29,757                 3,066            2,184              136,931            1,866
----------------------------------      ---------------------------------     ---------------------------------
   844,347                  32,403                 5,384            2,427              160,043            2,425


    32,403                       -                 2,427                -                2,425                -
----------------------------------      ---------------------------------     ---------------------------------
  $876,750                 $32,403               $ 7,811           $2,427             $162,468           $2,425
==================================      =================================     =================================

                PFL Retirement Builder Variable Annuity Account
                - Retirement Income Builder II Variable Annuity

          Statements of Changes in Contract Owners' Equity (continued)

                                                 MFS Total Return Subaccount              MFS Utilities Subaccount
                                             ---------------------------------      ---------------------------------
                                                    1999             1998                  1999             1998
                                             ---------------------------------      ---------------------------------
Operations:
 Net investment income (loss)                      $   11,199          $   (29)           $   25,935          $   (36)
 Net realized capital gain (loss)                      (2,794)               2                 5,944                -
 Net change in unrealized appreciation/
 depreciation of investments                           (6,797)             896               369,602            1,721
                                             ---------------------------------      ---------------------------------
Increase (decrease) from operations                     1,608              869               401,481            1,685

Contract transactions:
 Net contract purchase payments                       470,743           38,899               848,801           38,889
 Transfer payments from (to) other
  subaccounts or general account                      530,092            3,809             1,079,373           40,725

 Contract terminations, withdrawals and
  other deductions                                    (16,482)               -               (23,052)               -
                                              ---------------------------------     ---------------------------------
Increase from contract transactions                   984,353           42,708             1,905,122           79,614
                                              --------------------------------      ---------------------------------
Net increase in contract owners' equity               985,961           43,577             2,306,603           81,299

Contract owners' equity:
 Beginning of the period                               43,577                -                81,299                -
                                              --------------------------------      ---------------------------------
 End of the period                                 $1,029,538          $43,577            $2,387,902          $81,299
                                             =================================      =================================

See accompanying notes.

                                                                                    Oppenheimer Main
     Oppenheimer Global                    Oppenheimer Capital                    Street Growth & Income
    Securities Subaccount                 Appreciation Subaccount                     Subaccount
----------------------------------      ---------------------------------      ---------------------------------
       1999              1998                  1999             1998                  1999             1998
----------------------------------      ---------------------------------      ---------------------------------
     $     56               $   (9)             $    455          $   (33)           $   (4,289)         $   (45)
        1,987                    2                 5,711                8                 4,807                -

       26,007                  720                60,849            3,269               106,048            3,103
----------------------------------      ---------------------------------      ---------------------------------
       28,050                  713                67,015            3,244               106,566            3,058


       21,427                1,999               178,547           29,615               426,130           30,429

       57,926                3,517                81,939           10,001               646,076           36,038

       (3,965)                   -                (5,984)               -                (6,677)               -
----------------------------------      ---------------------------------      ---------------------------------
       75,388                5,516               254,502           39,616             1,065,529           66,467
----------------------------------      ---------------------------------      ---------------------------------
      103,438                6,229               321,517           42,860             1,172,095           69,525


        6,229                    -                42,860                -                69,525                -
----------------------------------      ---------------------------------      ---------------------------------
     $109,667               $6,229              $364,377          $42,860            $1,241,620          $69,525
==================================      =================================      =================================

                PFL Retirement Builder Variable Annuity Account
                - Retirement Income Builder II Variable Annuity

          Statements of Changes in Contract Owners' Equity (continued)

                                                  Oppenheimer High Income               Oppenheimer Strategic Bond
                                                          Subaccount                             Subaccount
                                             ---------------------------------      ---------------------------------
                                                    1999             1998                  1999             1998
                                             ---------------------------------      ---------------------------------
Operations:
 Net investment income (loss)                        $ (1,314)          $   (8)             $   (447)          $   (7)
 Net realized capital gain (loss)                      (1,382)               -                  (426)               -
 Net change in unrealized appreciation/
  depreciation of investments                           3,057               90                 5,936               38
                                             ---------------------------------      ---------------------------------
Increase (decrease) from operations                       361               82                 5,063               31

Contract transactions:
 Net contract purchase payments                       158,479            3,001               111,054            2,025
 Transfer payments from (to) other
  subaccounts or general account                      332,880            1,517               176,155              723
 Contract terminations, withdrawals and
  other deductions                                     (8,308)               -                (8,000)               -
                                             ---------------------------------      ---------------------------------
Increase from contract transactions                   483,051            4,518               279,209            2,748
                                             ---------------------------------      ---------------------------------
Net increase in contract owners' equity               483,412            4,600               284,272            2,779

Contract owners' equity:
 Beginning of the period                                4,600                -                 2,779                -
                                             ---------------------------------      ---------------------------------
 End of the period                                   $488,012           $4,600              $287,051           $2,779
                                             =================================      =================================


See accompanying notes.


WRL VKAM Emerging Growth Subaccount         WRL Janus Global Subaccount         WRL Janus Growth Subaccount
------------------------------------     --------------------------------     ------------------------------
         1999               1998                 1999            1998                1999           1998
------------------------------------     --------------------------------     ------------------------------

  $   177,821              $   747            $  142,887       $    783          $  944,433       $     43
        5,926                    9                 6,191            502              33,596             53

      305,189                3,027               658,576          4,164             540,876         21,566
------------------------------------     --------------------------------     ------------------------------
      488,936                3,783               807,654          5,449           1,518,905         21,662


      481,961                1,999               703,413         61,367           2,486,598         87,399

      513,327               20,321             1,116,788         59,122           2,250,398        135,566

       (8,449)                   -                (5,659)             -             (17,686)             -
------------------------------------     --------------------------------     ------------------------------
      986,839               22,320             1,814,542        120,489           4,719,310        222,965
------------------------------------     --------------------------------     ------------------------------
    1,475,775               26,103             2,622,196        125,938           6,238,215        244,627


       26,103                   -                125,938              -             244,627              -
------------------------------------     --------------------------------     ------------------------------
   $1,501,878              $26,103            $2,748,134       $125,938          $6,482,842       $244,627
====================================     ================================     ==============================

                PFL Retirement Builder Variable Annuity Account
                - Retirement Income Builder II Variable Annuity

                         Notes to Financial Statements

                               December 31, 1999


1. Organization and Summary of Significant Accounting Policies

Organization

PFL Retirement Builder Variable Annuity Account (the "Mutual Fund Account") is a segregated investment account of PFL Life Insurance Company ("PFL Life"), an indirect wholly-owned subsidiary of AEGON N.V., a holding company organized under the laws of The Netherlands.

The Mutual Fund Account is registered with the Securities and Exchange Commission as a Unit Investment Trust pursuant to provisions of the Investment Company Act of 1940. The Mutual Fund Account consists of sixty-one investment subaccounts, four of which are invested in specific portfolios of the AIM Variable Insurance Funds, Inc., one of which is invested in the Dreyfus Stock Index Fund, two of which are invested in the Dreyfus Variable Investment Fund, five of which are invested in the MFS Variable Insurance Trust, five of which are invested in the Oppenheimer Variable Account Funds, and three of which are invested in the WRL Series Fund, Inc. (each a "Series Fund" and collectively the "Series Funds"). Activity in these twenty investment subaccounts is available to contract owners of the Retirement Income Builder II Variable Annuity. The remaining forty-one subaccounts (not presented herein), as well as certain of the aforementioned twenty investment subaccounts, are available for investment by contract owners of the Retirement Income Builder Variable Annuity, the Portfolio Select Variable Annuity, The One Income Annuity, and the PFL Immediate Income Builder, also offered by PFL Life. The amounts reported herein represent the activity related to contract owners of the Retirement Income Builder II Variable Annuity only.

The Oppenheimer Capital Appreciation Fund and the Oppenheimer Capital Appreciation Subaccount were formerly known as the Oppenheimer Growth Fund and the Oppenheimer Growth Subaccount. The Oppenheimer Main Street Growth & Income Fund and the Oppenheimer Main Street Growth & Income Subaccount were formerly known as the Oppenheimer Growth & Income Fund and Oppenheimer Growth & Income Subaccount.

Investments

Net purchase payments received by the Mutual Fund Account for the Retirement Income Builder II Variable Annuity are invested in the portfolios of the Series Funds, as selected by the contract owner. Investments are stated at the closing net asset values per share as of December 31, 1999.

Realized capital gains and losses from sale of shares in the mutual funds are determined on the first-in, first-out basis. Investment transactions are accounted for on the trade date (date the order to buy or sell is executed) and dividend income is recorded on the ex-dividend date. Unrealized gains or losses from investments in the Series Funds are credited or charged to contract owners' equity.

                PFL Retirement Builder Variable Annuity Account
                - Retirement Income Builder II Variable Annuity

                   Notes to Financial Statements (continued)



1. Organization and Summary of Significant Accounting Policies (continued)

Dividend Income

Dividends received from the Series Funds investments are reinvested to purchase additional mutual fund shares.


2. Investments

A summary of the mutual fund investments at December 31, 1999 follows:

                                              Number of       Net Asset Value    Market
                                             Shares Held        Per Share         Value           Cost
                                         ----------------------------------------------------------------
AIM Variable Insurance Funds, Inc.:
  AIM V.I. Capital Appreciation Fund
                                              11,602.222           $35.58       $  412,807     $  329,726
  AIM V.I. Government Securities Fund
                                              17,317.835            10.63          184,089        189,500
  AIM V.I. Growth & Income Fund
                                              46,503.800            31.59        1,469,055      1,234,472
  AIM V.I. Value Fund                         72,639.571            33.50        2,433,426      2,150,624
 Dreyfus Stock Index Fund                     45,434.889            38.45        1,746,975      1,598,568
 Dreyfus Variable Investment Fund:
  Dreyfus Money Market Portfolio             257,895.850             1.00          257,896        257,896
  Dreyfus Small Company Stock
   Portfolio                                  10,728.557            16.69          179,060        163,841

 MFS Variable Insurance Trust:
  MFS Emerging Growth Series                  23,109.222            37.94          876,764        574,743
  MFS Foreign & Colonial Emerging
   Markets Equity Series
                                                 958.543             8.15            7,812          6,131

  MFS Research Series                          6,961.018            23.34          162,470        140,036
  MFS Total Return Series                     58,002.877            17.75        1,029,551      1,035,452
  MFS Utilities Series                        98,838.313            24.16        2,387,934      2,016,611
 Oppenheimer Variable Account Funds:
  Oppenheimer Global Securities Fund
                                               3,282.497            33.41          109,668         82,941
  Oppenheimer Capital Appreciation
   Fund                                        7,311.059            49.84          364,383        300,265

  Oppenheimer Main Street Growth &
   Income Fund                                50,411.156            24.63        1,241,627      1,132,476

  Oppenheimer High Income Fund                45,523.652            10.72          488,014        484,867
  Oppenheimer Strategic Bond Fund
                                              57,756.803             4.97          287,051        281,077

                PFL Retirement Builder Variable Annuity Account
                - Retirement Income Builder II Variable Annuity

                   Notes to Financial Statements (continued)



2. Investments (continued)

                                         Number of         Net Asset Value      Market
                                        Shares Held           Per Share          Value           Cost
                                       ------------------------------------------------------------------
WRL Series Fund, Inc.:
  WRL VKAM Emerging Growth               32,645.347            $46.007       $1,501,899       $1,193,683
  WRL Janus Global                       73,360.329             37.461        2,748,169        2,085,429
  WRL Janus Growth                       83,117.383             77.996        6,482,829        5,920,387

The aggregate cost of purchases and proceeds from sales of investments were as follows:


                                                                                    Period from September 30,
                                                          Year ended                       1998 through
                                                      December 31, 1999                 December 31, 1998
                                               ------------------------------     ----------------------------
                                                   Purchases        Sales            Purchases       Sales
                                               ------------------------------     ----------------------------
 AIM Variable Insurance Funds, Inc.:
  AIM V.I. Capital Appreciation Fund                 $  313,033      $ 11,660           $ 25,811       $   273
  AIM V.I. Government Securities Fund                   274,449        86,222              2,307             6
  AIM V.I. Growth & Income Fund                       1,249,955        66,715             64,919        25,491
  AIM V.I. Value Fund                                 2,049,723        29,263            124,009           101
 Dreyfus Stock Index Fund                             1,644,727        80,201             26,956            16
 Dreyfus Variable Investment Fund:
  Dreyfus Money Market Portfolio                        496,186       293,055             54,828            63
  Dreyfus Small Company Stock Portfolio                 165,012         5,443              3,559             5
 MFS Variable Insurance Trust:
  MFS Emerging Growth Series                            572,126        35,869             33,560         3,827
  MFS Foreign & Colonial Emerging Markets
   Equity Series                                          5,999         3,013              2,219             4
   MFS Research Series                                   167,388        30,660              1,866             7
  MFS Total Return Series                             1,079,766        84,201             42,708            29
  MFS Utilities Series                                2,000,707        69,619             79,583             4
 Oppenheimer Variable Account Funds:
  Oppenheimer Global Securities Fund                     82,788         7,344              5,517             9
  Oppenheimer Capital Appreciation Fund                 295,173        40,212             39,614            29
  Oppenheimer Main Street Growth & Income Fund        1,088,697        27,452             66,426             2
  Oppenheimer High Income Fund                          531,515        49,776              4,515             5
  Oppenheimer Strategic Bond Fund                       290,115        11,354              2,749             7
 WRL Series Fund, Inc.:
  WRL VKAM Emerging Growth                            1,179,434        14,757             23,104            33
  WRL Janus Global                                    1,989,718        32,257            125,337         4,062
  WRL Janus Growth                                    5,771,026       107,305            223,294           277

                PFL Retirement Builder Variable Annuity Account
                - Retirement Income Builder II Variable Annuity

                   Notes to Financial Statements (continued)



3. Contract Owners' Equity

A summary of deferred annuity contracts terminable by owners at December 31, 1999 follows:

                                                                 Return of Premium Death Benefit
                                                   ---------------------------------------------------------
                                                       Accumulation       Accumulation      Total Contract
                    Subaccount                          Units Owned        Unit Value           Value
------------------------------------------------------------------------------------------------------------

 AIM V.I. Capital Appreciation                              84,511.204         $1.766094          $  149,255
 AIM V.I. Government Securities                            124,585.938          0.971172             120,994
 AIM V.I. Growth & Income                                  438,692.206          1.671780             733,397
 AIM V.I. Value                                            526,714.786          1.624758             855,784
 Dreyfus Stock Index                                       624,164.914          1.439480             898,473
 Dreyfus Money Market                                      123,716.494          1.044306             129,198
 Dreyfus Small Company Stock                                85,044.523          1.268047             107,840
 MFS Emerging Growth                                       185,758.204          2.210407             410,601
 MFS Foreign & Colonial Emerging Markets Equity              3,624.645          1.431150               5,187
 MFS Research                                               58,376.165          1.485750              86,732
 MFS Total Return                                          349,475.124          1.095980             383,018
 MFS Utilities                                             744,104.079          1.416577           1,054,081
 Oppenheimer Global Securities                              19,735.145          1.880860              37,119
 Oppenheimer Capital Appreciation                          104,929.282          1.767873             185,502
 Oppenheimer Main Street Growth & Income                   369,611.788          1.429320             528,294
 Oppenheimer High Income                                   189,255.301          1.058469             200,321
 Oppenheimer Strategic Bond                                159,454.033          1.030527             164,322
 WRL VKAM Emerging Growth                                  279,435.662          2.589491             723,596
 WRL Janus Global                                          687,059.623          2.035403           1,398,443
 WRL Janus Growth                                        1,819,121.129          2.023744           3,681,435

                PFL Retirement Builder Variable Annuity Account
                - Retirement Income Builder II Variable Annuity

                   Notes to Financial Statements (continued)



3. Contract Owners' Equity (continued)

                                                              5% Annually Compounding Death Benefit
                                                                  Annual Step-Up Death Benefit
                                                   ---------------------------------------------------------
                                                       Accumulation       Accumulation      Total Contract
                    Subaccount                          Units Owned        Unit Value           Value
------------------------------------------------------------------------------------------------------------
 AIM V.I. Capital Appreciation                             149,502.305        $ 1.762835          $  263,548
 AIM V.I. Government Securities                             65,086.922          0.969383              63,094
 AIM V.I. Growth & Income                                  440,846.470          1.668693             735,637
 AIM V.I. Value                                            972,784.807          1.621757           1,577,621
 Dreyfus Stock Index                                       590,536.086          1.436823             848,496
 Dreyfus Money Market                                      123,465.646          1.042375             128,698
 Dreyfus Small Company Stock                                56,266.889          1.265697              71,217
 MFS Emerging Growth                                       211,278.628          2.206323             466,149
 MFS Foreign & Colonial Emerging Markets Equity              1,837.073          1.428496               2,624
 MFS Research                                               51,069.228          1.482998              75,736
 MFS Total Return                                          590,994.565          1.093953             646,520
 MFS Utilities                                             943,325.341          1.413957           1,333,821
 Oppenheimer Global Securities                              38,642.828          1.877387              72,548
 Oppenheimer Capital Appreciation                          101,367.692          1.764620             178,875
 Oppenheimer Main Street Growth & Income                   499,990.413          1.426679             713,326
 Oppenheimer High Income                                   272,300.459          1.056520             287,691
 Oppenheimer Strategic Bond                                119,315.055          1.028609             122,729
 WRL VKAM Emerging Growth                                  301,047.760          2.585245             778,282
 WRL Janus Global                                          652,947.842          2.067073           1,349,691
 WRL Janus Growth                                           55,771.471         50.230109           2,801,407

                PFL Retirement Builder Variable Annuity Account
                - Retirement Income Builder II Variable Annuity

                   Notes to Financial Statements (continued)



3. Contract Owners' Equity (continued)

A summary of changes in contract owners' account units for the year ended December 31, 1999 and the period from September 30, 1998 through December 31, 1998, follows:

                                                               AIM V.I.          AIM V.I.
                                          AIM V.I. Capital    Government         Growth &        AIM V.I.    Dreyfus Stock
                                            Appreciation      Securities          Income          Value          Index
                                            Subaccount        Subaccount       Sub-account     Sub-account    Sub-account
                                        ------------------------------------------------------------------------------------
 Units purchased                                 18,744              2,002             32,040         98,945          21,335
 Units redeemed and transferred                   3,039                240              2,144          4,429           1,815
                                        ------------------------------------------------------------------------------------
 Units outstanding at December 31, 1998          21,783              2,242             34,184        103,374          23,150
  Units purchased                               137,967            226,184            760,343        907,636         874,980
  Units redeemed and transferred                 74,263            (38,753)            85,012        488,490         316,571
                                        ------------------------------------------------------------------------------------
 Units outstanding at December 31, 1999         234,013            189,673            879,539      1,499,500       1,214,701
                                        ====================================================================================



                                                                                             MFS Foreign &
                                          Dreyfus Money   Dreyfus Small    MFS Emerging    Colonial Emerging
                                              Market      Company Stock      Growth         Markets Equity     MFS Research
                                           Sub-account     Sub-account     Sub-account       Sub-account        Sub-account
                                         ------------------------------------------------------------------------------------
 Units purchased                                 54,284            3,238          25,310                2,002           2,002
 Units redeemed and transferred                      (2)             305             283                  312              (2)
                                        -------------------------------------------------------------------------------------
 Units outstanding at December 31, 1998          54,282            3,543          25,593                2,314           2,000
  Units purchased                               448,011           98,374         302,962                  403          90,931
  Units redeemed and transferred               (255,111)          39,394          68,482                2,745          16,514
                                        -------------------------------------------------------------------------------------
 Units outstanding at December 31, 1999         247,182          141,311         397,037                5,462         109,445
                                        =====================================================================================

                PFL Retirement Builder Variable Annuity Account
                - Retirement Income Builder II Variable Annuity

                   Notes to Financial Statements (continued)



3. Contract Owners' Equity (continued)


                                                  MFS                                           Oppenheimer
                                                 Total            MFS          Oppenheimer        Capital       Oppenheimer Main
                                                Return         Utilities    Global Securities   Appreciation    Street Growth &
                                              Sub-account     Sub-account      Subaccount        Subaccount    Income Subaccount
                                            -------------------------------------------------------------------------------------
 Units purchased                                   39,438         71,973             4,802            33,172           57,402
 Units redeemed and transferred                     1,051          2,189               383               751            1,088
                                            -------------------------------------------------------------------------------------
 Units outstanding at December 31, 1998            40,489         74,162             5,185            33,923           58,490
  Units purchased                                 637,119      1,109,560            19,717           164,058          532,390
  Units redeemed and transferred                  262,862        503,707            33,476             8,316          278,722
                                            -------------------------------------------------------------------------------------
 Units outstanding at December 31, 1999           940,470      1,687,429            58,378           206,297          869,602
                                            =====================================================================================

                                                                 Oppenheimer        WRL VKAM        WRL Janus      WRL Janus
                                             Oppenheimer High   Strategic Bond   Emerging Growth     Global         Growth
                                            Income Subaccount     Subaccount       Sub-account     Sub-account    Sub-account
                                            ----------------------------------------------------------------------------------
 Units purchased                                   2,975              2,504           20,432           98,571          85,911
 Units redeemed and transferred                    1,502                236               (2)           5,256           3,998
                                            ----------------------------------------------------------------------------------
 Units outstanding at December 31, 1998            4,477              2,740           20,430          103,827          89,909
  Units purchased                                271,039            144,725          377,563          845,752       1,607,303
  Units redeemed and transferred                 186,040            131,304          182,490          390,428         177,681
                                            ----------------------------------------------------------------------------------
 Units outstanding at December 31, 1999          461,556            278,769          580,483        1,340,007       1,874,893
                                            ==================================================================================


4. Administrative, Mortality and Expense Risk Charges

PFL Life deducts a daily administrative charge from the net assets of the Mutual Fund Account at an effective annual rate of .15% of net assets. In addition, administrative charges include an annual charge of the lesser of 2% of the policy value or $30 per contract.

                PFL Retirement Builder Variable Annuity Account
                - Retirement Income Builder II Variable Annuity

                   Notes to Financial Statements (continued)



4. Administrative, Mortality and Expense Risk Charges (continued)

PFL Life deducts a daily charge for assuming certain mortality and expense risks. For the 5% Annually Compounding Death Benefit and the Annual Step-Up Death Benefit, this charge is equal to an effective annual rate of 1.25% of the value of the contract owners' individual account. For the Return of Premium Death Benefit, the corresponding charge is equal to an effective annual rate of 1.10% of the value of the contract owners' individual account. PFL Life also deducts a daily charge equal to an annual rate of .15% of the contract owners' account for administrative expenses.


5. Taxes

Operations of the Mutual Fund Account form a part of PFL Life, which is taxed as a life insurance company under Subchapter L of the Internal Revenue Code of 1986, as amended (the "Code"). The operations of the Mutual Fund Account are accounted for separately from other operations of PFL Life for purposes of federal income taxation. The Mutual Fund Account is not separately taxable as a regulated investment company under Subchapter M of the Code and is not otherwise taxable as an entity separate from PFL Life. Under existing federal income tax laws, the income of the Mutual Fund Account, to the extent applied to increase reserves under the variable annuity contracts, is not taxable to PFL Life.

                                                               PORTFOLIO SELECT
                                                             VARIABLE ANNUITYSM

                                                                 Issued Through
                                                PFL RETIREMENT BUILDER VARIABLE
                                                                ANNUITY ACCOUNT
                                                                             by
                                                     PFL LIFE INSURANCE COMPANY

Prospectus May 1, 2000

This flexible premium annuity policy has many investment choices. There is a fixed account, which offers interest at rates that are guaranteed by PFL Life Insurance Company (PFL), and thirty-nine mutual fund portfolios offered by various underlying funds. You can choose any combination of the investment choices. You bear the entire investment risk for all amounts you put in the mutual fund portfolios.

This prospectus and the mutual fund prospectuses give you important information about the policies and the mutual funds. Please read them carefully before you invest and keep them for future reference.

If you would like more information about the Portfolio Select Variable AnnuitySM policy, you can obtain a free copy of the Statement of Additional Information (SAI) dated May 1, 2000. Please call us at (800) 525-6205 or write us at: PFL Life Insurance Company, Financial Markets Division, Variable Annuity Department, 4333 Edgewood Road N.E., Cedar Rapids, Iowa, 52499-0001. A registration statement, including the SAI, has been filed with the Securities and Exchange Commission (SEC) and is incorporated herein by reference. Information about the separate account can be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. You may obtain information about the operation of the public reference room by calling the SEC at 1-800-SEC-0330. The SEC also maintains a web site (http://www.sec.gov) that contains the prospectus, the SAI, material incorporated by reference, and other information. The table of contents of the SAI is included at the end of this prospectus.

Please note that the policies and the mutual funds:
 .  are not bank deposits
 .  are not federally insured
 .  are not endorsed by any bank or government agency
 .  are not guaranteed to achieve their goal
 .  are subject to risks, including loss of premium

The Securities and Exchange Commission has not approved or disapproved these securities, or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

AIM Variable Insurance Funds

AIM V.I. Capital Appreciation Fund
AIM V.I. Growth and Income Fund
AIM V.I. International Equity Fund
AIM V.I. Value Fund

AIM V.I. Dent Demographic Trends Fund

Davis Variable Account Fund, Inc.

Davis Value Portfolio

Evergreen Variable Trust
Evergreen VA Fund
Evergreen VA Foundation Fund
Evergreen VA Global Leaders Fund
Evergreen VA Growth and Income Fund
Evergreen VA International Growth Fund

Evergreen VA Capital Growth Fund

Evergreen VA Growth Fund

Evergreen VA High Income Fund

Federated Insurance Series

Federated American Leaders Fund II
Federated High Income Bond Fund II

FranklinTempleton Variable Insurance

 Products Trust - Class 2
Franklin Small Cap Fund

Templeton Asset Strategy Fund

Templeton International Securities Fund

Templeton Developing Markets Securities Fund

MFS(R) Variable Insurance Trust SM
MFS Emerging Growth Series
MFS Research Series
MFS Total Return Series
MFS Utilities Series

Oppenheimer Variable Account Funds
Oppenheimer Capital Appreciation Fund/VA

Oppenheimer Main Street Growth & Income Fund/VA
Oppenheimer Multiple Strategies Fund/VA
Oppenheimer Strategic Bond Fund/VA

Putnam Variable Trust - Class IB Shares
Putnam VT Global Growth Fund

Putnam VT Growth and Income Fund

Putnam VT Growth Opportunities Fund
Putnam VT Money Market Fund
Putnam VT New Value Fund

Variable Insurance Products Fund
 (VIP) - Service Class
Fidelity - VIP High Income Portfolio

Variable Insurance Products Fund

 (VIP) - Service Class 2

Fidelity - VIP Equity-Income Portfolio

Fidelity - VIP Growth Portfolio

Variable Insurance Products Fund II (VIP II) -  Initial Class
Fidelity - VIP II Index 500 Portfolio
Fidelity - VIP II Investment Grade Bond Portfolio

Variable Insurance Products Fund III
 (VIP III) - Service Class
Fidelity - VIP III Growth Opportunities Portfolio

TABLE OF CONTENTS                                                          Page

GLOSSARY OF TERMS...........................................................   3

SUMMARY.....................................................................   4

ANNUITY POLICY FEE TABLE....................................................   8

EXAMPLES....................................................................  11

1.THE ANNUITY POLICY........................................................  14

2.PURCHASE..................................................................  14
  Policy Issue Requirements.................................................  14
  Premium Payments..........................................................  14
  Initial Premium Requirements..............................................  14
  Additional Premium Payments...............................................  15
  Maximum Total Premium Payments............................................  15
  Allocation of Premium Payments............................................  15
  Policy Value..............................................................  15

3.INVESTMENT CHOICES........................................................  15
  The Separate Account......................................................  15
  The Fixed Account.........................................................  17
  Transfers.................................................................  17

4.PERFORMANCE...............................................................  18

5.EXPENSES..................................................................  18
  Surrender Charges.........................................................  18
  Excess Interest Adjustment................................................  19
  Mortality and Expense Risk Fee............................................  19
  Administrative Charges....................................................  19
  Premium Taxes.............................................................  19
  Federal, State and Local Taxes............................................  20
  Transfer Fee..............................................................  20
  Family Income Protector...................................................  20
  Portfolio Management Fees.................................................  20

6.ACCESS TO YOUR MONEY......................................................  20
  Surrenders................................................................  20
  Delay of Payment and Transfers............................................  20
  Excess Interest Adjustment................................................  21

7. ANNUITY PAYMENTS (THE INCOME PHASE)......................................  21
  Annuity Payment Options...................................................  21

8.DEATH BENEFIT.............................................................  23
  When We Pay A Death Benefit...............................................  23
  When We Do Not Pay A Death Benefit........................................  23
  Amount of Death Benefit...................................................  24
  Guaranteed Minimum Death Benefit..........................................  24
  Adjusted Partial Withdrawal...............................................  25


9.TAXES.....................................................................  25
  Annuity Policies in General...............................................  25
  Qualified and Nonqualified Policies.......................................  25
  Withdrawals - Qualified Policies..........................................  25
  Withdrawals - 403(b) Policies.............................................  26
  Diversification and Distribution Requirements.............................  26
  Withdrawals - Nonqualified Policies.......................................  26
  Taxation of Death Benefit Proceeds........................................  26
  Annuity Payments..........................................................  27
  Transfers, Assignments and Exchanges of Policies..........................  27
  Possible Tax Law Changes..................................................  27

10.ADDITIONAL FEATURES......................................................  27
  Systematic Payout Option..................................................  27
  Family Income Protector...................................................  28
  Nursing Care and Terminal Condition.......................................  30
  Withdrawal Option.........................................................  30
  Unemployment Waiver.......................................................  30
  Telephone Transactions....................................................  30
  Dollar Cost Averaging.....................................................  30
  Asset Rebalancing.........................................................  31

11.OTHER INFORMATION........................................................  31
  Ownership.................................................................  31
  Assignment................................................................  31
  PFL Life Insurance Company................................................  31
  The Separate Account......................................................  31
  Mixed and Shared Funding..................................................  32
  Reinstatements............................................................  32
  Voting Rights.............................................................  32
  Distributor of the Policies...............................................  32
  Variations in Policy Provisions...........................................  33
  IMSA......................................................................  33
  Legal Proceedings.........................................................  33
  Financial Statements......................................................  33

TABLE OF CONTENTS OF THE STATEMENT OF ADDITIONAL INFORMATION................  33

APPENDIX A
Condensed Financial Information.............................................  34

APPENDIX B
Historical Performance Data.................................................  38

GLOSSARY OF TERMS

Accumulation Unit - An accounting unit of measure used in calculating the policy value in the separate account before the annuity commencement date.

Annuitant - The person during whose life any annuity payments involving life contingencies will continue.

Annuity Commencement Date - The date upon which annuity payments are to commence. The annuity commencement date may not be later than the last day of the policy month starting after the annuitant attains age 85, except as expressly allowed by PFL. In no event will this date be later than the last day of the policy month following the month in which the annuitant attains age 95. The annuity commencement date may be required to be earlier for qualified policies.

Annuity Payment Option - A method of receiving a stream of annuity payments selected by the owner.

Cash Value - The policy value increased or decreased by an excess interest adjustment, less the annual service charge, and less any applicable surrender charge, premium taxes and family income protector rider fee.

Cumulative Free Percentage - The percentage (as applied to the policy value) which is available free of any surrender charge.

Excess Interest Adjustment - A positive or negative adjustment to amounts withdrawn upon partial or full surrenders from the fixed account guaranteed period options, or to amounts applied to annuity payment options. The adjustment reflects changes in the interest rates declared by PFL since the date any payment was received by (or an amount was transferred to) the guaranteed period option. The excess interest adjustment can either decrease or increase the amount to be received by the owner upon full surrender or commencement of annuity payments, depending upon whether there has been an increase or decrease in interest rates, respectively.

Fixed Account - One or more investment choices under the policy that are part of PFL's general assets that are not in separate account.

Guaranteed Period Options - The various guaranteed interest rate periods of the fixed account which PFL may offer and into which premium payments may be paid or amounts transferred.

Owner - The person who may exercise all rights and privileges under the policy. The owner during the lifetime of the annuitant and prior to the annuity commencement date is the person designated as the owner or a successor owner in the information that we require to issue a policy.

Policy Value - On or before the annuity commencement date, the policy value is equal to the owner's:
 .  premium payments; minus

 . partial withdrawals (including the net effect of any applicable excess interest adjustments and/or surrender charges on such withdrawals); plus

 .  interest credited in the fixed account; plus or minus
 .  accumulated gains or losses in the separate account; minus

 .  service charges, rider fees, premium taxes and transfer fees, if any.

Separate Account - The Portfolio Select Variable Annuity division of the PFL Retirement Builder Variable Annuity Account. The PFL Retirement Builder Variable Annuity Account is a separate account established and registered as a unit investment trust under the Investment Company Act of 1940, as amended (the "1940 Act"), to which premium payments under the policies may be allocated.

Subaccount - A subdivision within the separate account, the assets of which are invested in a specified portfolio of the underlying funds.

 (Note: The SAI contains a more extensive Glossary.)

SUMMARY

The sections in this summary correspond to sections in this prospectus, which discuss the topics in more detail.

1. THE ANNUITY POLICY

The flexible premium variable annuity policy offered by PFL Life Insurance Company (PFL, we, us, or our) through First Union Brokerage Services, Inc. is a policy between you, as the owner, and PFL, an insurance company. The policy provides a way for you to invest on a tax-deferred basis in the following investment choices: subaccounts of the separate account, and a fixed account of PFL. The policy is intended to accumulate money for retirement or other long-term investment purposes.

This policy offers thirty-nine subaccounts that are listed in Section 3. Each subaccount invests exclusively in shares of one of the portfolios of the underlying funds. The policy value may depend on the investment experience of the selected subaccounts. Therefore, you bear the entire investment risk with respect to all policy value in any subaccount. You could lose the amount that you invest.

The fixed account offers an interest rate that PFL guarantees. We guarantee to return your investment with interest credited for all amounts allocated to the fixed account.

You can transfer money between any of the investment choices within certain limits. We reserve the right to impose a $10 fee for each transfer in excess of 12 transfers per policy year.

The policy, like all deferred annuity policies, has two phases: the "accumulation phase" and the "income phase." During the accumulation phase, earnings accumulate on a tax-deferred basis and are taxed as ordinary income when you take them out of the policy. The income phase occurs when you begin receiving regular payments from your policy. The money you can accumulate during the accumulation phase will largely determine the income payments you receive during the income phase.

2. PURCHASE

You can buy this policy with $2,000 or more under most circumstances. You can add as little as $50 at any time during the accumulation phase.

3. INVESTMENT OPTIONS

You can allocate your premium payments to one or more of the following investment choices described in the underlying fund prospectuses:

AIM V.I. Capital Appreciation Fund
AIM V.I. Growth and Income Fund
AIM V.I. International Equity Fund
AIM V.I. Value Fund

AIM V.I. Dent Demographic Trends Fund

Davis Value Portfolio
Evergreen VA Fund
Evergreen VA Foundation Fund
Evergreen VA Global Leaders Fund
Evergreen VA Growth and Income Fund
Evergreen VA International Growth Fund

Evergreen VA Capital Growth Fund

Evergreen VA Growth Fund

Evergreen VA High Income Fund

Federated American Leaders Fund II
Federated High Income Bond Fund II

Franklin Small Cap Fund - Class 2 (/1/)

Templeton Asset Strategy Fund - Class 2 (/2/)

Templeton International Securities Fund - Class 2 (/3/)

Templeton Developing Markets Securities Fund -  Class 2
MFS Emerging Growth Series
MFS Research Series
MFS Total Return Series
MFS Utilities Series
Oppenheimer Capital Appreciation Fund/VA

Oppenheimer Main Street Growth & Income Fund/VA
Oppenheimer Multiple Strategies Fund/VA
Oppenheimer Strategic Bond Fund/VA

Putnam VT Global Growth Fund - Class IB Shares

Putnam VT Growth and Income Fund - Class IB Shares

Putnam VT Growth Opportunities Fund - Class IB Shares

Putnam VT Money Market Fund - Class IB Shares

Putnam VT New Value Fund - Class IB Shares

Fidelity - VIP High Income Portfolio - Service Class

Fidelity - VIP Equity-Income Portfolio - Service Class 2

Fidelity - VIP Growth Portfolio - Service Class 2

Fidelity - VIP II Index 500 Portfolio - Initial Class

Fidelity - VIP II Investment Grade Bond Portfolio - Initial Class

Fidelity - VIP III Growth Opportunities Portfolio - Service Class

(/1/Merged)with Franklin Small Cap Investment Fund, which was previously offered under the contract.

(/2/Formerly)known as Templeton Asset Allocation Fund

(/3/Formerly)known as Templeton International Fund

Depending upon their investment performance, you can make or lose money in any of these subaccounts.

You can also allocate your premium payments to the fixed account.

4. PERFORMANCE

The value of the policy will vary up or down depending upon the investment performance of the subaccounts you choose. We provide performance information in Appendix B and in the SAI. This data does not indicate future performance.

5. EXPENSES

No deductions are made from premium payments at the time you buy the policy so that the full amount of each premium payment is invested in one or more of your investment choices.

We may deduct a surrender charge of up to 6.0% of premium payments withdrawn within five years after the premium is paid. However, after the tenth policy year, no surrender charges apply, regardless of when you made your last premium payment. To calculate surrender charges, we consider the premium you paid to come out before any earnings.

Full surrenders and partial withdrawals from a guaranteed period option of the fixed account may also be subject to an excess interest adjustment, which may increase or decrease the amount you receive. This adjustment may also apply to amounts applied to an annuity payment option from a guaranteed period option of the fixed account.

We deduct daily mortality and expense risk fees and administrative charges of either 1.25% or 1.40% per year from the assets in each subaccount, depending on the guaranteed minimum death benefit you choose.

During the accumulation phase, we deduct an annual service charge of no more than $30 from the policy value on each policy anniversary and at the time of surrender. The charge is waived if either the policy value or the sum of all premium payments, minus all partial withdrawals, is at least $50,000.

We will deduct state premium taxes, which currently range from 0% to 3.50%, upon total surrender, payment of a death benefit or when annuity payments begin.

If you elect the family income protector rider, there is an annual fee during the accumulation phase of 0.30% of the minimum annuitization value. If you receive annuity payments under the rider, then during the income phase there is a guaranteed payment fee at an annual rate of 1.25% of the daily net asset value in the separate account.

The value of the net assets of the subaccounts will reflect the management fee and other expenses incurred by the underlying fund portfolios.

6. ACCESS TO YOUR MONEY

You can take out $500 or more anytime during the accumulation phase (except under certain qualified policies). You may take out up to 10% of the policy value free of surrender charges each policy year. The percentage that may be taken free of surrender charges is referred to as the cumulative free percentage. Also, withdrawals from the fixed account up to this percentage will not be subject to an excess interest adjustment. Any cumulative free percentage that is not taken in one year is carried forward and is available to be taken in the following policy year free of surrender charges. Amounts withdrawn in excess of the cumulative free percentage may be subject to a surrender charge and excess interest adjustment. You may also have to pay income tax and a tax penalty on any money you take out.

Access to amounts held in qualified policies may be restricted or prohibited.

7. ANNUITY PAYMENTS (THE INCOME PHASE)

The policy allows you to receive income under one of five annuity payment options. You may choose from fixed payment options, variable payment options, or a combination of both. If you select a variable payment option, the dollar amount of your payments may go up or down.

8. DEATH BENEFIT

If you are both the owner and the annuitant and you die before the income phase begins, then your beneficiary will receive a death benefit.

Naming different persons as owner and annuitant can affect whether the death benefit is payable and to whom amounts will be paid. Use care when naming owners, annuitants and beneficiaries, and consult your agent if you have questions.

You may choose one of the following guaranteed minimum death benefits:
 .  5% Annually Compounding
 .  Annual Step-Up
 .  Return of Premium

Charges are lower for the Return of Premium Death Benefit than they are for the other two.

If the owner is not the annuitant, no death benefit is paid if the owner dies.

9. TAXES

Your earnings, if any, are not taxed until you take them out. If you take money out during the accumulation phase, earnings come out first for federal tax purposes, and are taxed as ordinary income. If you are younger than 59 1/2 when you take money out, you may be charged a 10% federal penalty tax on the earnings. Payments during the income phase may be considered partly a return of your original investment so that part of each payment would not be taxable as income.

10. ADDITIONAL FEATURES

This policy has additional features that might interest you. These include the following:

 . You can arrange to have money automatically sent to you monthly, quarterly, semi-annually, or annually while your policy is in the accumulation phase. This feature is referred to as the "systematic payout option." Amounts you receive may be included in your gross income, and in certain circumstances, may be subject to penalty taxes.

 . You can elect an optional rider that guarantees you a minimum annuitization value. This feature is called the "family income protector." There is an extra charge for this rider and the rider may vary by state.

 . Under certain medically related circumstances, we will allow you to surrender or partially withdraw your policy value without a surrender charge and excess interest adjustment. This feature is called the "nursing care and terminal condition withdrawal option."

 . Under certain unemployment circumstances, you may withdraw all or a portion of the policy value free of surrender charges and excess interest adjustments. This feature is called the "unemployment waiver."

 . You may make transfer and/or change the allocation of additional premium payments by telephone.

 . You can arrange to have a certain amount of money automatically transferred from the fixed account, either monthly or quarterly, to your choice of subaccounts. This feature is called "dollar cost averaging."

 . We will, upon your request, automatically transfer amounts among the subaccounts on a regular basis to maintain a desired allocation of the policy value among the various subaccounts. This feature is called "asset rebalancing."

These features are not available in all states and may not be suitable for your particular situation.

11. OTHER INFORMATION

Right to Cancel Period. You may return your policy for a refund. The amount of time you have to return the policy will depend on the state where the policy was issued. It is generally only 20 days. The amount of the refund will generally be the policy value. We will pay the refund within 7 days after we receive written notice of cancellation and the returned policy. The policy will then be deemed void. In some states you may have more or less than 20 days to return a policy, or receive a refund of more (or less) than the policy value.

No Probate. Usually, when the annuitant dies, the person you choose as your beneficiary will receive the death benefit without going through probate. State laws vary on how the amount that may be paid is treated for estate tax purposes.

Who should purchase the Policy? This policy is designed for people seeking long-term tax-deferred accumulation of assets, generally for retirement or other long-term purposes; and for persons who have maximized their use of other retirement savings methods, such as 401(k) plans. The tax-deferred feature is most attractive to people in high federal and state tax brackets. The tax deferral features of variable annuities are unnecessary when purchased to fund a qualified plan. You should not buy this policy if you are looking for a short-term investment or if you cannot take the risk of losing the money that you put in.

There are various fees and charges associated with variable annuities. You should consider whether the features and benefits of this policy, such as the opportunity for lifetime income payments, a guaranteed death benefit, the guaranteed level of certain charges, and the family income protector, make this policy appropriate for your needs.

Financial Statements. Financial statements for PFL and the subaccounts are in the SAI.

12. INQUIRIES

If you need more information, please contact us at:
Administrative and Service Office
Financial Markets Division
Variable Annuity Department
PFL Life Insurance Company
4333 Edgewood Road N.E.
P.O. Box 3183
Cedar Rapids, IA 52406-3183

You may check your policy at www.pfllife.com/fmd. Follow the logon procedures. You will need your pre-assigned Personal Identification Number ("PIN") to access information about your policy.

                            ANNUITY POLICY FEE TABLE
--------------------------------------------------------------------------------

       Policy Owner Transaction Expenses
------------------------------------------------
Sales Load On Purchase
 Payments                                      0
Maximum Surrender Charge (as a
 % of Premium Payments
 Surrendered)(/1/)(/2/)                       6%
Annual Service Charge(/2/)        $30 Per Policy
Transfer Fee(/2/)               Currently No Fee

      Separate Account Annual Expenses
 (as a percentage of average account value)
Mortality and Expense Risk Fee(/3/)     1.25%
Administrative Charge                   0.15%
                                        -----
TOTAL SEPARATE ACCOUNT ANNUAL EXPENSES  1.40%

--------------------------------------------------------------------------------
                             Portfolio Annual Expenses/(4)/
                        (as a percentage of average net assets
                           and after expense reimbursements)
--------------------------------------------------------------------------------

                                                                Total Portfolio
                                 Management  Other      Rule         Annual
                                    Fees    Expenses 12b-1 Fees     Expenses
-------------------------------------------------------------------------------
  AIM V.I. Capital Appreciation
   Fund........................     0.62%     0.11%     --            0.73%
  AIM V.I. Growth and Income
   Fund........................     0.61%     0.16%     --            0.77%
  AIM V.I. International Equity
   Fund........................     0.75%     0.22%     --            0.97%
  AIM V.I. Value Fund..........     0.61%     0.15%     --            0.76%
  AIM V.I. Dent Demographic
   Trends Fund.................     0.85%     0.55%     --            1.40%
  Davis Value Portfolio(/5/)...     0.00%     1.00%     --            1.00%
  Evergreen VA Fund(/6/).......     0.87%     0.15%     --            1.02%
  Evergreen VA Foundation
   Fund........................     0.83%     0.12%     --            0.95%
  Evergreen VA Global Leaders
   Fund(/6/)...................     0.76%     0.25%     --            1.01%
  Evergreen VA Growth and In-
   come Fund(/6/)..............     0.88%     0.13%     --            1.01%
  Evergreen VA International
   Growth Fund(/6/)............     0.00%     1.03%     --            1.03%
  Evergreen VA Capital Growth
   Fund........................     0.80%     0.38%     --            1.18%
  Evergreen VA Growth Fund.....     0.70%     0.63%     --            1.33%
  Evergreen VA High Income
   Fund(/6/)...................     0.00%     1.02%     --            1.02%
  Federated American Leaders
   Fund II.....................     0.75%     0.13%     --            0.88%
  Federated High Income Bond
   Fund II.....................     0.60%     0.19%     --            0.79%
  Franklin Small Cap Fund -
    Class 2(/7/)(/8/)..........     0.55%     0.27%     0.25%         1.07%
  Templeton Asset Strategy
   Fund - Class 2(/7/)(/8/)....     0.60%     0.18%     0.25%         1.03%
  Templeton International Secu-
   rities Fund - Class
   2(/7/)(/8/).................     0.69%     0.19%     0.25%         1.13%
  Templeton Developing Markets
   Securities Fund -
   Class 2(/7/)(/8/)...........     1.25%     0.31%     0.25%         1.81%
  MFS Emerging Growth Se-
   ries(/9/)...................     0.75%     0.09%     --            0.84%
  MFS Research Series(/9/).....     0.75%     0.11%     --            0.86%
  MFS Total Return Se-
   ries(/9/)...................     0.75%     0.15%     --            0.90%
  MFS Utilities Series(/9/)....     0.75%     0.16%     --            0.91%
  Oppenheimer Capital Apprecia-
   tion Fund/VA................     0.68%     0.02%     --            0.70%
  Oppenheimer Main Street
   Growth & Income Fund/VA.....     0.73%     0.05%     --            0.78%
  Oppenheimer Multiple Strate-
   gies Fund/VA................     0.72%     0.01%     --            0.73%
  Oppenheimer Strategic Bond
   Fund/VA.....................     0.74%     0.04%     --            0.79%
  Putnam VT Global Growth
   Fund - Class IB
   Shares(/10/)................     0.61%     0.12%     0.15%         0.88%
  Putnam VT Growth and Income
   Fund - Class IB
   Shares(/10/)................     0.46%     0.04%     0.15%         0.65%
  Putnam VT Growth
   Opportunities Fund -
   Class IB Shares(/10/)(/11/)..    0.70%     0.20%     0.15%         1.05%
  Putnam VT Money Market Fund -
    Class IB Shares(/10/)......     0.41%     0.08%     0.15%         0.64%
  Putnam VT New Value Fund -
    Class IB Shares(/10/)......     0.70%     0.10%     0.15%         0.95%
  Fidelity - VIP High Income
   Portfolio - Service
   Class(/12/).................     0.58%     0.11%     0.10%         0.79%
  Fidelity - VIP Equity-Income
   Portfolio - Service Class
   2(/13/).....................     0.48%     0.10%     0.25%         0.83%
  Fidelity - VIP Growth Portfo-
   lio -Service Class 2(/13/)..     0.58%     0.10%     --            0.93%
  Fidelity - VIP II Index 500
   Portfolio - Initial
   Class(/14/).................     0.24%     0.04%     --            0.28%
  Fidelity - VIP II Investment
   Grade Bond Portfolio -
   Initial Class...............     0.43%     0.11%     --            0.54%
  Fidelity - VIP III Growth
   Opportunities Portfolio -
   Service Class(/12/).........     0.58%     0.11%     0.10%         0.79%
        [/R]
--------------------------------------------------------------------------------

(/1/) The surrender charge is decreased based on the number of years since the premium payment was made, from 6% in the year in which the premium payment was made to 0% in the sixth year after the premium payment was made. However, after the tenth policy year, no surrender charges apply, regardless of when you made your last premium payment. If applicable, a surrender charge will only be applied to withdrawals that exceed the amount available under certain listed exceptions.

(/2/) The surrender charge and transfer fee, if any are imposed, apply to each policy, regardless of how policy value is allocated among the separate account and the fixed account. The service charge is the lesser of $30 or 2% of the policy value. It applies to both the fixed account and the separate account, and is assessed on a pro rata basis relative to each account's policy value as a percentage of the policy's total policy value. There is no fee for the first 12 transfers per year. For additional transfers, PFL may charge a fee of $10 per transfer, but currently PFL does not charge for any transfers. Separate account and annual expenses do not apply to the fixed account.

(/3/) Mortality and expense risk fees shown (1.25%) are for the "5% Annually Compounding Death Benefit" and the "Annual Step Up Death Benefit." This reflects a fee that is 0.15% higher than the 1.10% corresponding fee for the "Return of Premium Death Benefit."

(/4/) The fee table information relating to the underlying funds was provided to PFL by the underlying funds, their investment advisers or managers, and PFL has not independently verified such information. Actual future expenses of the portfolios may be greater or less than those shown in the Table.

(/5/) For the Davis Value Portfolio, the management fees before waivers were 0.75% and other expenses before reimbursements were 1.54%. Therefore, Total Portfolio Annual Expenses before waivers and other expenses before reimbursements (reduced by custodial offset arrangements) for the period ended December 31, 1999 were 2.29%.

(/6/) Annual results for the Evergreen VA Funds for the year ended December 31, 1999, net of expense waivers and reimbursements. If the underlying funds had borne all expenses that were assumed or waived by the investment advisor, the ratios for Other Expenses and Total Underlying Fund Annual Expenses (reduced by custodial offset arrangements), respectively, would have been as follows: 0.15%, 1.10% - Evergreen VA Fund; 0.25%, 1.20% - Evergreen VA Global Leaders Fund; 0.13%, 1.08% - Evergreen VA Growth and Income Fund; 1.72%, 2.47% - Evergreen VA International Growth Fund; and 1.13%, 1.83% - Evergreen VA High Income Fund.

(/7/) The fund's class 2 distribution plan or "rule 12b-1 plan" is described in the underlying fund's prospectus. While the maximum amount payable under the fund's class 2 rule 12b-1 plan is 0.35% per year of the fund's average daily net assets, the Board of Trustees of Franklin Templeton Variable Insurance Products Trust has set the current rate at 0.25% per year.

(/8/) On February 8, 2000, a merger and reorganization was approved that combined the assets of the fund with a similar fund of the Templeton Variable Products Series Fund, effective May 1, 2000. On February 8, 2000, fund shareholders approved new management fees, which apply to the combined fund effective May 1, 2000. The table shows restated total expenses based on the new fees and assets of the fund as of December 31, 1999, and not the assets of the combined fund. However, if the table refelcted both the new Management Fees, Other Expenses, Distribution and Service Fees, and Total Fund Operation Expenses and the combined assets, the funds expenses after May 1, 2000 would be estimated as: 0.55%, 0.27%, 0.25%, 1.07% - Franklin Small Cap Fund; 0.60%, 0.14%, 0.25%, 0.99% -
       Templeton Asset Strategy Fund; 0.65%, 0.20%, 0.25%, 1.10% - Templeton International Securities Fund; and 1.25%, 0.29%, 0.25%, 1.79% - Templeton Developing Markets Securities Fund, respectively.

(/9/) Each series has an expense offset arrangement which reduces the series' custodian fee based upon the amount of cash maintained by the series with its custodian and dividend disbursing agent. Each series may enter into other such arrangements and directed brokerage arrangements, which would also have the effect of reducing the series' expenses. Other expenses do not take into account these expense reductions, and are therefore higher than the actual expenses of the series. The ratios for Other Expenses and Total Underlying Fund Annual Expenses (reduced by custodial offset arrangements), respectively, would have been as follows: 0.08%, 0.83% - MFS Emerging Growth Series; 0.10%, 0.85% - MFS Research Series;

   0.14%, 0.85% - MFS Total Return Series; and 0.15%, 0.90% - MFS Utilities Series.

(/10/The)Class IB 12b-1 plans provided for payments by each fund to Putnam
     Mutual Funds at the annual rate of up to 0.35%. The Trustees currently limit 12b-1 payments on Class IB shares to 0.15% of average net assets.

(/11/Expenses)shown are based on estimated expenses for the fund's first fiscal year.

(/12/Service)Class 2 expenses are based on estimated expenses for the first year. VIP expenses are without any reimbursement.

(/13/Fidelity)Management & Research Company agreed to reimburse a portion of Index 500 Portfolios expenses during the period. The expenses presented in the table are shown with this reimbursement. Without this reimbursement, the Portfolios management fee, other expenses and total expenses would have been: 0.24%, 0.10%, 0.34%, respectively.

(/14/A)portion of the brokerage commissions that certain funds pay was used to reduce fund expenses. In addition, certain funds, or Fidelity Management & Research Company on behalf of certain funds, have entered into arrangements with their custodian, whereby credits realized as a result of uninvested cash balances were used to reduce a portion of each applicable fund's expenses. The total operating expenses presented in the table are shown without these reductions. With these reductions, the total operating expenses presented in the table for the VIP III Growth Opportunities Portfolio would have been 0.78%.

EXAMPLES

You would pay the following expenses on a $1,000 investment, assuming a hypothetical 5% annual return on assets, assuming the entire policy value is in the applicable subaccount, and assuming the family income protector rider has not been selected:


The expenses reflect different mortality and expense risk fees depending on which death benefit you select:
A = Return of Premium Death Benefit (1.10% charge)
B = 5% Annually Compounding Death Benefit or the Annual Step-Up Death Benefit (1.25% charge)



                                                           If the Policy is
                                                         annuitized at the end
                                     If the Policy is    of the applicable time
                                  surrendered at the end period or if the Policy
                                  of the applicable time    is still in the
                                          period.         accumulation phase.
                                 -----------------------------------------------
                                   1     3     5    10    1     3     5    10
  Subaccounts                     Year Years Years Years Year Years Years Years
-------------------------------------------------------------------------------
  AIM V.I. Capital
   Appreciation Fund            A $74  $104  $118  $236  $21   $64  $110  $236
                             --------------------------------------------------
                                B $76  $109  $126  $252  $22   $68  $117  $252
-------------------------------------------------------------------------------
  AIM V.I. Growth and Income
   Fund                         A $75  $105  $120  $241  $21   $65  $112  $241
                             --------------------------------------------------
                                B $76  $110  $128  $256  $23   $70  $119  $256
-------------------------------------------------------------------------------
  AIM V.I. International
   Equity Fund                  A $77  $112  $130  $261  $23   $71  $122  $261
                             --------------------------------------------------
                                B $78  $116  $138  $276  $25   $76  $129  $276
-------------------------------------------------------------------------------
  AIM V.I. Value Fund           A $75  $105  $120  $240  $21   $65  $111  $240
                             --------------------------------------------------
                                B $76  $110  $127  $255  $22   $69  $119  $255
-------------------------------------------------------------------------------
  AIM V.I. Dent Demographic
   Trends Fund                  A $81  $125  $152  $304  $27   $84  $143  $304
                             --------------------------------------------------
                                B $83  $129  $160  $318  $29   $88  $151  $318
-------------------------------------------------------------------------------
  Davis Value Portfolio         A $77  $113  $132  $264  $23   $72  $123  $264
                             --------------------------------------------------
                                B $79  $117  $140  $279  $25   $77  $131  $279
-------------------------------------------------------------------------------
  Evergreen VA Fund             A $77  $113  $133  $266  $24   $73  $124  $266
                             --------------------------------------------------
                                B $79  $118  $141  $281  $25   $77  $132  $281
-------------------------------------------------------------------------------
  Evergreen VA Foundation
   Fund                         A $77  $111  $129  $259  $23   $71  $121  $259
                             --------------------------------------------------
                                B $78  $116  $137  $274  $24   $75  $128  $274
-------------------------------------------------------------------------------
  Evergreen VA Global
   Leaders Fund                 A $77  $113  $132  $264  $23   $72  $123  $264
                             --------------------------------------------------
                                B $79  $117  $140  $279  $25   $77  $131  $279
-------------------------------------------------------------------------------
  Evergreen VA Growth and
   Income Fund                  A $77  $113  $132  $265  $25   $77  $132  $282
                             --------------------------------------------------
                                B $79  $117  $140  $280  $25   $77  $131  $280
-------------------------------------------------------------------------------
  Evergreen VA International
   Growth Fund                  A $78  $113  $133  $267  $24   $73  $125  $267
                             --------------------------------------------------
                                B $79  $118  $141  $282  $25   $77  $132  $282
-------------------------------------------------------------------------------
  Evergreen VA Capital
   Growth Fund                  A $79  $118  $141  $282  $25   $77  $132  $282
                             --------------------------------------------------
                                B $81  $123  $149  $297  $27   $82  $140  $297
-------------------------------------------------------------------------------
  Evergreen VA Growth Fund      A $81  $123  $149  $297  $27   $82  $140  $297
                             --------------------------------------------------
                                B $82  $127  $156  $311  $28   $86  $147  $311
-------------------------------------------------------------------------------
  Evergreen VA High Income
   Fund                         A $77  $113  $133  $266  $24   $73  $124  $266
                             --------------------------------------------------
                                B $79  $118  $141  $281  $25   $77  $132  $281

--------------------------------------------------------------------------------

EXAMPLES continued


                                 If the Policy is annuitized at
                                 the end of the applicable time
                                period or if the Policy is still
If tehPolicy is surrendered                  in the
at tehend of the applicable               accumulation
       time period.                          phase.
                                --------------------------------

                                   1     3     5    10    1     3     5    10
  Subaccounts                     Year Years Years Years Year Years Years Years
-------------------------------------------------------------------------------
  Federated American Leaders
   Fund II                      A $76  $109  $126  $252  $22   $68  $117  $252
                             --------------------------------------------------
                                B $78  $113  $133  $267  $24   $73  $125  $267
-------------------------------------------------------------------------------
  Federated High Income Bond
   Fund II                      A $75  $106  $121  $243  $21   $66  $113  $243
                             --------------------------------------------------
                                B $77  $111  $129  $258  $23   $70  $120  $258
-------------------------------------------------------------------------------
  Franklin Small Cap Fund -
    Class 2                     A $78  $115  $135  $271  $24   $74  $127  $271
                             --------------------------------------------------
                                B $79  $119  $143  $286  $26   $79  $134  $286
-------------------------------------------------------------------------------
  Templeton Asset Strategy
   Fund - Class 2               A $78  $113  $133  $267  $24   $73  $125  $267
                             --------------------------------------------------
                                B $79  $118  $141  $282  $25   $77  $132  $282
-------------------------------------------------------------------------------
  Templeton International
   Securities                   A $79  $117  $139  $277  $25   $76  $130  $277
                             --------------------------------------------------
   Fund - Class 2               B $80  $121  $146  $292  $26   $80  $137  $292
-------------------------------------------------------------------------------
  Templeton Developing
   Markets Securities           A $85  $137  $172  $343  $31   $96  $163  $343
                             --------------------------------------------------
   Fund - Class 2               B $87  $142  $180  $356  $33  $101  $171  $356
-------------------------------------------------------------------------------
  MFS Emerging Growth Series    A $76  $108  $124  $248  $22   $67  $115  $248
                             --------------------------------------------------
                                B $77  $112  $131  $263  $23   $72  $123  $263
-------------------------------------------------------------------------------
  MFS Research Series           A $76  $108  $125  $250  $22   $68  $116  $250
                             --------------------------------------------------
                                B $77  $113  $132  $265  $23   $72  $124  $265
-------------------------------------------------------------------------------
  MFS Total Return Series       A $76  $109  $127  $254  $22   $69  $118  $254
                             --------------------------------------------------
                                B $78  $114  $134  $269  $24   $74  $126  $269
-------------------------------------------------------------------------------
  MFS Utilities Series          A $76  $110  $127  $255  $22   $69  $119  $255
                             --------------------------------------------------
                                B $78  $114  $135  $270  $24   $74  $126  $270
-------------------------------------------------------------------------------
  Oppenheimer Capital
   Appreciation                 A $74  $103  $116  $233  $20   $63  $108  $233
                             --------------------------------------------------
   Fund/VA                      B $76  $108  $124  $249  $22   $67  $116  $249
-------------------------------------------------------------------------------
  Oppenheimer Main Street       A $75  $106  $121  $242  $21   $65  $112  $242
                             --------------------------------------------------
   Growth & Income Fund/VA      B $77  $110  $128  $257  $23   $70  $120  $257
-------------------------------------------------------------------------------
  Oppenheimer Multiple
   Strategies Fund/VA           A $74  $104  $118  $236  $21   $64  $110  $236
                             --------------------------------------------------
                                B $76  $109  $126  $252  $22   $68  $117  $252
-------------------------------------------------------------------------------
  Oppenheimer Strategic Bond
   Fund/VA                      A $75  $106  $121  $243  $21   $66  $113  $243
                             --------------------------------------------------
                                B $77  $111  $129  $258  $23   $70  $120  $258
-------------------------------------------------------------------------------
  Putnam VT Global Growth
   Fund                         A $76  $109  $126  $252  $22   $68  $117  $252
                             --------------------------------------------------
   Class IB Shares              B $78  $113  $133  $267  $24   $73  $125  $267
-------------------------------------------------------------------------------
  Putnam VT Growth and
   Income Fund                  A $74  $102  $114  $228  $20   $61  $106  $228
                             --------------------------------------------------
   Class IB Shares              B $75  $106  $122  $244  $21   $66  $113  $244

--------------------------------------------------------------------------------

EXAMPLES continued

If the Policy is surrendered   If the Policy is annuitized at
at the end of the applicable    the end of the applicable time
       time period.            period or if the Policy is still
                                            in the
                                         accumulation
                                            phase.
----------------------------  --------------------------------


                                   1     3     5    10    1     3     5    10
  Subaccounts                     Year Years Years Years Year Years Years Years
-------------------------------------------------------------------------------
  Putnam VT Growth
   Opportunities Fund           A $78  $114  $134  $269  $24   $74  $126  $269
                             --------------------------------------------------
   Class IB Shares              B $79  $119  $142  $284  $25   $78  $133  $284
-------------------------------------------------------------------------------
  Putnam VT Money Market
   Fund                         A $74  $101  $113  $227  $20   $61  $105  $227
                             --------------------------------------------------
   Class IB Shares              B $75  $106  $121  $243  $21   $66  $113  $243
-------------------------------------------------------------------------------
  Putnam VT New Value Fund      A $77  $111  $129  $259  $23   $71  $121  $259
                             --------------------------------------------------
   Class IB Shares              B $78  $116  $137  $274  $24   $75  $128  $274
-------------------------------------------------------------------------------
  Fidelity - VIP High Income
   Service Class                A $75  $106  $121  $243  $21   $66  $113  $243
                             --------------------------------------------------
                                B $77  $111  $129  $258  $23   $70  $120  $258
-------------------------------------------------------------------------------
  Fidelity - VIP Equity-
   Income Service Class 2       A $75  $107  $123  $247  $22   $67  $115  $247
                             --------------------------------------------------
                                B $77  $112  $131  $262  $23   $71  $122  $262
-------------------------------------------------------------------------------
  Fidelity - VIP Growth
   Service Class 2              A $75  $106  $121  $243  $23   $70  $120  $257
                             --------------------------------------------------
                                B $78  $115  $136  $272  $24   $74  $127  $272
-------------------------------------------------------------------------------
  Fidelity - VIP II Index
   500 Initial Class            A $70   $90   $95  $188  $16   $50   $86  $188
                             --------------------------------------------------
                                B $71   $95  $102  $205  $18   $55   $94  $205
-------------------------------------------------------------------------------
  Fidelity - VIP II
   Investment Grade Bond        A $73   $98  $108  $217  $19   $58  $100  $217
                             --------------------------------------------------
   Initial Class                B $74  $103  $116  $232  $20   $63  $108  $232
-------------------------------------------------------------------------------
  Fidelity - VIP III Growth
   Opportunities                A $75  $106  $121  $243  $21   $66  $113  $243
                             --------------------------------------------------
   Service Class 2              B $77  $111  $129  $258  $23   $70  $120  $258

--------------------------------------------------------------------------------

The above table will assist you in understanding the costs and expenses of the policy and the underlying funds that you will bear, directly or indirectly. These include the 1999 expenses of the underlying fund portfolios. In addition to the expenses listed above, premium taxes may be applicable.

The examples should not be considered a representation of past or future expenses, and actual expenses may be greater or less than those shown. The assumed 5% annual return is hypothetical and should not be considered a representation of past or future annual returns, which may be greater or less than the assumed rate.

In these examples, the annual $30 service charge is reflected as a charge of 0.055162% based on an estimated average policy value of $54,385.00.

These examples do not reflect the annual fee of 0.30% of the minimum annuitization value for the family income protector rider. The above expense figures would be approximately $3 per year higher if you elected that rider.

Financial Information. Condensed financial information for the subaccounts is in Appendix A to this prospectus.

1. THE ANNUITY POLICY

This prospectus describes the Portfolio Select Variable Annuity policy offered by PFL Life Insurance Company through First Union Brokerage Services, Inc. First Union Brokerage Services, Inc. is a corporate affiliate of First Union National Bank of North Carolina, which in turn is a subsidiary of First Union Corporation, the sixth largest bank holding company in the United States.

An annuity is a policy between you, the owner, and an insurance company (in this case PFL), where the insurance company promises to pay you an income in the form of annuity payments. These payments begin on a designated date, referred to as the annuity commencement date. Until the annuity commencement date, your annuity is in the accumulation phase and the earnings (if any) are tax deferred. Tax deferral means you generally are not taxed on your annuity until you take money out of your annuity. After the annuity commencement date, your annuity switches to the income phase.

The policy is a flexible premium variable annuity. You can use the policy to accumulate funds for retirement or other long-term financial planning purposes.

The policy is a "flexible premium" policy because after you purchase it, you can generally make additional investments of any amount of $50 or more, until the annuity commencement date. But you are not required to make any additional investments.

The policy is a "variable" annuity because the value of your investments can go up or down based on the performance of your investment choices. If you invest in the variable annuity portion of the policy, the amount of money you are able to accumulate in your policy during the accumulation phase depends upon the performance of your investment choices. The amount of annuity payments you receive during the income phase from the variable annuity portion of your policy also depends upon the investment performance of your investment choices for the income phase. However, if you annuitize under the family income protector rider, then PFL will guarantee a minimum amount of your annuity payments. There is an extra charge for this rider.

The policy also contains a fixed account. The fixed account offers an interest rate that we guarantee will not decrease during the selected guranteed period. There may be different interest rates for each different guaranteed period that you select.

2. PURCHASE

Policy Issue Requirements

PFL will not issue a policy unless:
 .  PFL receives all information needed to issue the policy;
 .  PFL receives a minimum initial premium payment; and

 .  The annuitant and any joint owner are age 84 or younger.

We reserve the right to reject any application or premium payment.

Premium Payments

You should make checks or drafts for premium payments payable only to PFL Life Insurance Company and send them to the administrative and service office. Your check or draft must be honored in order for PFL to pay any associated payments and benefits due under the policy.

Initial Premium Requirements

The initial premium payment for most policies must be at least $2,000. There is no minimum initial premium payment for policies issued under section 403(b) of the Internal Revenue Code; however, your premium must be received within 90 days of the policy date or your policy will be canceled. We will credit your initial premium payment to your policy within two business days after the day we receive it and your complete policy information. If we are unable to credit your initial premium payment, we will contact you within five business days and explain why. We will also return your initial premium payment at that time unless you tell us to keep it and credit it as soon as possible.

The date on which we credit your initial premium payment to your policy is the policy date. The policy date is used to determine policy years, policy months and policy anniversaries.

Additional Premium Payments

You are not required to make any additional premium payments. However, you can make additional premium payments as often as you like during the lifetime of the annuitant and during the accumulation phase. Additional premium payments must be at least $50. We will credit additional premium payments to your policy as of the business day we receive your premium and required information. Additional premium payments must be received before the New York Stock Exchange closes to get same-day pricing of the additional premium payment.

Maximum Total Premium Payments

We allow premium payments up to a total of $1,000,000 without prior approval.

Allocation of Premium Payments

When you purchase a policy, we will allocate your premium payment to the investment choices you select. Your allocation must be in whole percentages and must total 100%. We will allocate additional premium payments the same way, unless you request a different allocation.

If you allocate your premium payment to the dollar cost averaging fixed account, you must give us instructions regarding the subaccount(s) to which transfers are to be made or we cannot accept your premium payment.

You may change allocations for future additional premium payments by sending us written instructions or by telephone, subject to the limitations described below under "Telephone Transactions." The allocation change will apply to premium payments received after the date we receive the change request.

Policy Value

You should expect your policy value to change from valuation period to valuation period. A valuation period begins at the close of trading on the New York Stock Exchange on each business day and ends at the close of trading on the next succeeding business day. A business day is each day that the New York Stock Exchange is open. The New York Stock Exchange generally closes at 4:00 p.m eastern time. Holidays are generally not business days.

3. INVESTMENT CHOICES

The Separate Account

The Portfolio Select Variable Annuity separate account currently consists of thirty-nine subaccounts.

The subaccounts invest in shares of the underlying fund portfolios. The companies that provide investment advice and administrative services for all of the underlying fund portfolios offered through this policy are listed below. The following investment choices are currently offered through this policy:

AIM VARIABLE INSURANCE FUNDS
Managed by A I M Advisors, Inc.:

  AIM V.I. Capital Appreciation Fund
  AIM V.I. Growth and Income Fund
  AIM V.I. International Equity Fund
  AIM V.I. Value Fund

Subadvised by H.S. Dent Advisors, Inc.

  AIM V.I. Dent Demographic Trends Fund

DAVIS VARIABLE ACCOUNT FUND, INC.

Managed by Davis Selected Advisors, L.P.

  Davis Value Portfolio

EVERGREEN VARIABLE TRUST
Managed by Evergreen Asset Management Corp.
  Evergreen VA Fund
  Evergreen VA Foundation Fund
  Evergreen VA Global Leaders Fund
  Evergreen VA Growth and Income Fund

Managed by Evergreen Investment Management Company
  Evergreen VA International Growth Fund

Managed by Mentor Investment Advisors, LLC

  Evergreen VA Capital Growth Fund

  Evergreen VA Growth Fund

  Evergreen VA High Income Fund

FEDERATED INSURANCE SERIES

Managed by Federated Investment Management Company

  Federated American Leaders Fund II
  Federated High Income Bond Fund II

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST - CLASS 2
Managed by Franklin Advisers, Inc.
  Franklin Small Cap Fund

Managed by Templeton Investment Counsel, Inc.

  Templeton Asset Strategy Fund

  Templeton International Securities Fund

Managed by Templeton Asset Management Ltd.

  Templeton Developing Markets Securities Fund

MFS(R) VARIABLE INSURANCE TRUST SM
Managed by Massachusetts Financial Services Company
  MFS Emerging Growth Series
  MFS Research Series
  MFS Total Return Series
  MFS Utilities Series

OPPENHEIMER VARIABLE ACCOUNT FUNDS
Managed by OppenheimerFunds, Inc.
  Oppenheimer Capital Appreciation Fund/VA

  Oppenheimer Main Street Growth & Income Fund/VA
  Oppenheimer Multiple Strategies Fund/VA
  Oppenheimer Strategic Bond Fund/VA

PUTNAM VARIABLE TRUST - CLASS IB SHARES
Managed by Putnam Investment Management, Inc.
  Putnam VT Global Growth Fund

  Putnam VT Growth and Income Fund

  Putnam VT Growth Opportunities Fund
  Putnam VT Money Market Fund
  Putnam VT New Value Fund

VARIABLE INSURANCE PRODUCTS FUND

 (VIP) - SERVICE CLASS
Managed by Fidelity Management & Research Company

  Fidelity - VIP High Income Portfolio

VARIABLE INSURANCE PRODUCTS FUND

 (VIP) - SERVICE CLASS 2

Managed by Fidelity Management & Research Company

  Fidelity - VIP Equity-Income Portfolio

  Fidelity - VIP Growth Portfolio

VARIABLE INSURANCE PRODUCTS FUND II

 (VIP II) - INITIAL CLASS
Managed by Fidelity Management & Research Company
  VIP II Index 500 Portfolio
  VIP II Investment Grade Bond Portfolio

VARIABLE INSURANCE PRODUCTS FUND III

 (VIP III) - SERVICE CLASS
Managed by Fidelity Management & Research Company
  VIP III Growth Opportunities Portfolio

The general public may not purchase shares of these underlying fund portfolios. The investment objectives and policies may be similar to other portfolios and mutual funds managed by the same investment adviser or manager that are sold directly to the public. You should not expect that the investment results of the underlying fund portfolios to be the same as those of other portfolios or mutual funds.

More detailed information, including an explanation of the portfolio's investment objectives, may be found in the current prospectuses for the underlying fund portfolios, which are attached to this prospectus. You should read the prospectuses for each of the underlying fund portfolios carefully before you invest.

We may receive expense reimbursements or other revenues from the underlying funds or their managers. The amount of these reimbursements or revenues, if any, may be different for different funds and portfolios, and may be based on the amount of assets that PFL or the separate account invests in the underlying fund portfolios.

We do not guarantee that any of the subaccounts will always be available for premium payments, allocations, or transfers. See the SAI for more information concerning the possible addition, deletion or substitution of investments.

The Fixed Account

Premium payments allocated and amounts transferred to the fixed account become part of PFL's general account. Interests in the general account have not been registered under the Securities Act of 1933 (the "1933 Act"), nor is the general account registered as an investment company under the 1940 Act. Accordingly, neither the general account nor any interests therein are generally subject to the provisions of the 1933 or 1940 Acts. PFL has been advised that the staff of the SEC has not reviewed the disclosures in this prospectus which relate to the fixed account.

We guarantee that the interest credited to the fixed account will not be less than 3% per year. At the end of a guaranteed period option you selected, the value in that guaranteed period option will automatically be transferred into a new guaranteed period option of the same length (or the next shorter period if the same period is no longer offered) at the current interest rate for that period. You can transfer to another investment choice by giving us notice within 30 days before the end of the expiring guaranteed period.

Surrenders or partial withdrawals from a guaranteed period option of the fixed account are subject to an excess interest adjustment. This adjustment may increase or decrease the amount of interest credited to your policy. The excess interest adjustment will not decrease the interest credited to your policy below 3% per year, however. You bear the risk that we will not credit interest greater than 3% per year. We determine credited rates, which are guaranteed for at least one year, in our sole discretion.

If you select the fixed account, your money will be placed with PFL's other general assets. The amount of money you are able to accumulate in the fixed account during the accumulation phase depends upon the total interest credited. The amount of annuity payments you receive during the income phase from the fixed portion of your policy will remain level for the entire income phase.

Transfers

During the accumulation phase, you may make transfers to or from any subaccount or the fixed account as often as you wish within certain limitations.

Transfers from a guaranteed period option of the fixed account are limited to the following:

 . Within 30 days prior to the end of the guaranteed period you must notify us that you wish to transfer the amount in the guaranteed period option to another investment choice. No excess interest adjustment will apply.
 . Transfers of amounts equal to interest credited on a monthly, quarterly, semi-annual or annual basis. This may affect your overall interest-crediting rate, because transfers are deemed to come from the oldest premium payment first.

Otherwise, you cannot transfer out of the fixed account.

There are no transfers permitted out of the dollar cost averaging fixed account option except through the dollar cost averaging program.

Each transfer must be at least $500, or the entire subaccount value. Transfers of guaranteed period option amounts equal to interest credited must be at least $50. If less than $500 remains, then we reserve the right to include that amount in the transfer. Transfers must be received while the New York Stock Exchange is open to get same-day pricing of the transaction.

During the income phase of your policy, you may transfer values out of any subaccount up to four times per policy year. However, you cannot transfer values out of the fixed account in this phase. The minimum amount that can be transferred during this phase is the lesser of $10 of monthly income, or the entire monthly income of the annuity units in the subaccount from which the transfer is being made.

Transfers may be made by telephone, subject to the limitations described below under "Telephone Transactions."

Currently, there is no charge for transfers and no limit on the number of transfers during the accumulation phase. However, in the future, the number of transfers permitted may be limited and a $10 charge per transfer may apply.

We reserve the right to prohibit transfers to the fixed account if we are crediting an effective annual interest rate of 3.0% (the guaranteed minimum).

The policy you are purchasing was not designed for professional market timing organizations or other persons that use programmed, large, or frequent transfers. The use of such transfers may be disruptive to an underlying fund portfolio. We reserve the right to reject any premium payment or transfer request from any person, if, in our judgment, an underlying fund portfolio would be unable to invest effectively in accordance with its investment objectives and policies or would otherwise be potentially adversely affected or if an underlying portfolio would reject our purchase order.

4. PERFORMANCE

PFL periodically advertises performance of the various investment portfolios. We may disclose at least four different kinds of performance. First, we may calculate performance by determining the percentage change in the value of an accumulation unit by dividing the increase (decrease) for that unit by the value of the accumulation unit at the beginning of the period. This performance number reflects the deduction of the mortality and expense risk fees and administrative charges. It does not reflect the deduction of any applicable premium taxes or surrender charges. The deduction of any applicable premium taxes or surrender charges would reduce the percentage increase or make greater any percentage decrease.

Second, any advertisement will also include total return figures, which reflect the deduction of the mortality and expense risk fees, administrative charges and surrender charges.

Third, for periods starting prior to the date the policies were first offered, the performance will be based on the historical performance of the corresponding investment portfolios for the periods commencing from the date on which the particular investment portfolio was made available through the separate account.

Fourth, in addition, for certain investment portfolios, performance may be shown for the period commencing from the inception date of the investment portfolio. These figures should not be interpreted to reflect actual historical performance of the separate account.

We also may, from time to time, include in our advertising and sales materials, tax deferred compounding charts and other hypothetical illustrations, which may include, comparisons of currently taxable and tax deferred investment programs, based on selected tax brackets.

Appendix B contains performance information that you may find useful. It is divided into various parts, depending upon the type of performance information shown. Future performance will vary and future results will not be the same as the results shown.

5. EXPENSES

There are charges and expenses associated with your policy that reduce the return on your investment in the policy.

Surrender Charges

During the accumulation phase, you can withdraw part or all of the cash value. Cash value is the policy value increased or decreased by any excess interest adjustment, less the annual service charge, and less any applicable surrender charge, premium taxes and family income protector rider fees. We may deduct a surrender charge to compensate us for expenses relating to policy sales, including commission to registered representatives and other promotional expenses.

You can withdraw up to 10% of your policy value each year free of surrender charges. This free amount is cumulative and is referred to as the cumulative free percentage and is determined at the time of the withdrawal. If you withdraw money in excess of the cumulative free percentage, you might have to pay a surrender charge, which is a contingent deferred sales charge, on the excess amount. The following schedule shows the surrender charges that apply during the five years following each premium payment:

                                                            Surrender Charge
 Number of Years Since                                     (as a percentage of
 Premium Payment Date                                      premium withdrawn)
------------------------------------------------------------------------------
         0 - 1                                                      6%
         1 - 2                                                      6%
         2 - 3                                                      6%
         3 - 4                                                      4%
         4 - 5                                                      2%
       5 or more                                                    0%

For example, assume your policy value is $100,000 at the beginning of policy year 2 and you withdraw $30,000. Since that amount is more than your cumulative free percentage of 20% that is available at that time, you would pay a surrender charge of $600 on the remaining $10,000 (6% of $30,000 - $20,000).

You receive the full amount of a requested partial withdrawal because we deduct any surrender charge and any applicable excess interest adjustment from your remaining policy value. You receive your cash value upon full surrender.

For surrender charge purposes, the oldest premium is considered to be withdrawn first. After the tenth policy year, no surrender charges apply, regardless of when you made your last premium payment.

Keep in mind that withdrawals may be taxable, and if made before age 59 1/2, may be subject to a 10% federal penalty tax. For tax purposes, withdrawals are considered to come from earnings first.

Surrender charges are waived if you withdraw money under the nursing care and terminal condition withdrawal option or unemployment waiver.

Excess Interest Adjustment

Withdrawals of cash value from the fixed account may be subject to an excess interest adjustment. This adjustment could retroactively reduce the interest credited in the fixed account to the guaranteed minimum of 3% per year. See the "Excess Interest Adjustment" section of this prospectus.

Mortality and Expense Risk Fee

We charge a fee as compensation for bearing certain mortality and expense risks under the policy. Examples include a guarantee of annuity rates, the death benefits, certain expenses of the policy, and assuming the risk that the current charges will be insufficient in the future to cover costs of administering the policy. For the Return of Premium Death Benefit the mortality and expense risk fee is at an annual rate of 1.10% of assets. During the accumulation phase, for the 5% Annually Compounding Death Benefit and the Annual Step-Up Death Benefit, the mortality and expense risk fee is at an annual rate of 1.25% of assets. During the income phase, the mortality and expense risk fee for these benefits is at an annual rate of 1.10% of assets. This annual fee is assessed daily based on the net asset value of each subaccount.

If this charge does not cover our actual costs, we absorb the loss. Conversely, if the charge more than covers actual costs, the excess is added to our surplus. We expect to profit from this charge. We may use our profit or surplus for any proper purpose, including distribution expenses.

Administrative Charges

We deduct an annual administrative charge to cover the costs of administering the policies. This charge is equal to an annual rate of 0.15% per year of the daily net asset value of the separate account.

In addition, an annual service charge of $30 (but not more than 2% of the policy value) is charged on each policy anniversary and at surrender. The service charge is waived if your policy value or the sum of your premiums, less all partial withdrawals, is at least $50,000.

Premium Taxes

Some states assess premium taxes on the premium payments you make. We currently do not deduct for these taxes at the time you make a premium payment. However, we will deduct the total amount of premium taxes, if any, from the policy value when:
 .  you elect to begin receiving annuity payments;

 .  you surrender the policy; or
 . you die and a death benefit is paid (you must also be the annuitant for the death benefit to be paid).

Generally, premium taxes range from 0% to 3.50%, depending on the state.

Federal, State and Local Taxes

We may in the future deduct charges from the policy for any taxes we incur because of the policy. However, no deductions are being made at the present time.

Transfer Fee

Currently there is no charge for transfers. However, if you make more than 12 transfers per year, during the accumulation phase, we reserve the right to charge $10 for each additional transfer. Premium payments, asset rebalancing and dollar cost averaging transfers are not considered transfers. All transfer requests made at the same time are treated as a single request.

Family Income Protector

If you elect the family income protector, there is an annual rider fee during the accumulation phase of 0.30% of the minimum annuitization value, and a guaranteed payment fee during the income phase of 1.25% of the daily net asset value if you annuitize under the rider. The annual rider fee is also deducted upon a complete withdrawal.

Portfolio Management Fees

The value of the assets in each subaccount will reflect the fees and expenses paid by the underlying fund. A description of these expenses is found in the "Fee Table" section of this prospectus. See the prospectuses for the underlying funds for more information.

6. ACCESS TO YOUR MONEY

During the accumulation phase, you can have access to the money in your policy in several ways:
 .  by making a withdrawal (either a complete or partial withdrawal); or

 .  by taking systematic payouts.

Surrenders

If you want to make a complete withdrawal, you will receive:

 .  the value of your policy; plus or minus

 .  any excess interest adjustment; minus

 . any applicable surrender charges, premium taxes, service charges and family income protector rider fees.

If you want to take a partial withdrawal, in most cases it must be for at least $500. Unless you tell us otherwise, we will take the withdrawal from each of the investment choices in proportion to the policy value.

You may take out up to 10% of the policy value free of surrender charges each policy year. The free amount is cumulative so any free amount not taken one year is available to be taken the following year free of surrender charges.

Remember that any withdrawal you take will reduce the policy value, and might reduce the amount of the death benefit. See Section 8, Death Benefit, for more details.

Withdrawals may be subject to a surrender charge. Withdrawals from the fixed account may also be subject to an excess interest adjustment. Income taxes, federal tax penalties and certain restrictions may apply to any withdrawals you make.

Withdrawals from qualified policies may be restricted or prohibited.

During the income phase, you will receive payments under the annuity payment option you select; however, you generally may not take any other withdrawals, either complete or partial.

Delay of Payment and Transfers

Payment of any amount due from the separate account for a surrender, a death benefit, or the death of the owner of a nonqualified policy, will generally occur within seven business days from the date PFL receives all required information. PFL may defer such payment from the separate account if:
 .  the New York Stock Exchange is closed other than for usual weekends or holidays or trading on the Exchange is otherwise restricted; or . an emergency exists as defined by the SEC or the SEC requires that trading be restricted; or
 .  the SEC permits a delay for the protection of owners.

In addition, transfers of amounts from the subaccounts may be deferred under these circumstances.

Pursuant to the requirements of certain state laws, we reserve the right to defer payment of the cash value from the fixed account for up to six months. We may defer payment of any amount until your premium check has cleared your bank.

Excess Interest Adjustment

Money that you withdraw from a guaranteed period option of the fixed account before the end of its guaranteed period (the number of years you specified the money would remain in the guaranteed period option) may be subject to an excess interest adjustment. At the time you request a withdrawal, if interest rates set by PFL have risen since the date of the initial guarantee, the excess interest adjustment will result in a lower cash value on surrender. However, if interest rates have fallen since the date of the initial guarantee, the excess interest adjustment will result in a higher cash value on surrender.

Any amount withdrawn in excess of the cumulative free percentage available is generally subject to an excess interest adjustment.

There will be no excess interest adjustment on any of the following:
 .  lump sum withdrawals of the cumulative free percentage available;
 .  nursing care and terminal condition withdrawals;
 .  unemployment withdrawals;
 .  periodic withdrawals of cumulative interest credited;
 . withdrawals to satisfy any minimum distribution requirements; and . systematic payout option payments, which do not exceed the cumulative interest credited.

Please note that in these circumstances, you will not receive a higher cash value if interest rates have fallen, nor will you receive a lower cash value if interest rates have risen.

7. ANNUITY PAYMENTS (THE INCOME PHASE)

You choose the annuity commencement date. You can change this date by giving us written notice 30 days before the annuity commencement date. The new annuity commencement date must be at least 30 days after we receive notice of the change. The latest annuity commencement date generally cannot be after the policy month following the month in which the annuitant attains age 85. We may allow a later annuity commencement date, but in no event will that date be later than the last day of the policy month following the month in which the annuitant attains age 95.

Election of Annuity Payment Option. Before the annuity commencement date, if the annuitant is alive, you may choose an annuity payment option or change your election. If the annuitant dies before the annuity commencement date, the beneficiary may elect to receive the death benefit in a lump sum or under one of the annuity payment options (unless you become the new annuitant).

Unless you specify otherwise, the annuitant will receive the annuity payments. After the annuitant's death, the beneficiary will receive any remaining guaranteed payments.

Annuity Payment Options

The policy provides five annuity payment options that are described below. You may chose any combination of annuity payment options. We will use your "adjusted policy value" to provide these annuity payments. The adjusted policy value is the policy value increased or decreased by any applicable excess interest adjustment. If the adjusted policy value on the annuity commencement date is less than $2,000, PFL reserves the right to pay it in one lump sum in lieu of applying it under an annuity payment option. You can receive payments monthly, quarterly, semi-annually, or annually. (We reserve the right to change the frequency if payments would be less than $50.)

Unless you choose to receive variable payments under annuity payment options 3 or 5, the amount of each payment will be set on the annuity commencement date and will not change. You may, however, choose to receive variable payments under payment options 3 and 5. The dollar amount of the first variable payment will be determined in accordance with the annuity payment rates set forth in the applicable table contained in the policy. The dollar amount of additional variable payments will vary based on the investment performance of the subaccount(s) that you select. The dollar amount of each variable payment after the first may increase, decrease or remain constant. If the actual investment performance exactly matched the assumed investment return of 5% at all times, the amount of each variable annuity payment would remain equal. If actual investment performance exceeds the assumed investment return, the amount of the variable annuity payments would increase. Conversely, if actual investment performance is lower than the assumed investment return, the amount of the variable annuity payments would decrease.

A charge for premium taxes and an excess interest adjustment may be made when annuity payments begin.

The annuity payment options are explained below. Options 1, 2, and 4 are fixed only. Options 3 and 5 can be fixed or variable.

Payment Option 1 - Interest Payments. We will pay the interest on the amount we use to provide annuity payments in equal payments, or this amount may be left to accumulate for a period of time you and PFL agree to. You and PFL will agree on withdrawal rights when you elect this option.

Payment Option 2 - Income for a Specified Period. We will make level payments only for the fixed period you choose. No funds will remain at the end.

Payment Option 3 - Life Income. You may choose between:

Fixed Payments
 .  No Period Certain - We will make level payments only during the annuitant's lifetime.
 .  10 Years Certain - We will make level payments for the longer of the annuitant's lifetime or ten years.
 . Guaranteed Return of Policy Proceeds - We will make level payments for the longer of the annuitant's lifetime or until the total dollar amount of payments we made to you equals the amount applied to this option.

Variable Payments
 .  No Period Certain - Payments will be made only during the lifetime of the annuitant.
 . 10 Years Certain - Payments will be made for the longer of the annuitant's lifetime or ten years.

Payment Option 4 - Income of a Specified Amount. Payments are made for any specified amount until the amount applied to this option, with interest, is exhausted. This will be a series of level payments followed by a smaller final payment.

Payment Option 5 - Joint and Survivor Annuity. You may choose between:

Fixed Payments

 . Payments are made during the joint lifetime of the annuitant and a joint annuitant of your selection. Payments will be made as long as either person is living.

Variable Payments

 . Payments are made during the joint lifetime of the annuitant and a joint annuitant of your selection. Payments will be made as long as either person is living.

Other annuity payment options may be arranged by agreement with PFL. Certain annuity payment options may not be available in all states.

NOTE CAREFULLY:

IF:
 .  you choose Life Income with No Period Certain or a Joint and Survivor
   Annuity; and

 . the annuitant(s) dies before the due date of the second (third, fourth, etc.) annuity payment;

THEN:

 .  we may make only one (two, three, etc.) annuity payments.

IF:
 .  you choose Income for a Specified Period, Life Income with 10 years Certain,
   Life Income with Guaranteed Return of Policy Proceeds, or Income of a Specified Amount; and
 . the person receiving payments dies prior to the end of the guaranteed period;

THEN:
 . the remaining guaranteed payments will be continued to that person's beneficiary, or their present value may be paid in a single sum.

We will not pay interest on amounts represented by uncashed annuity payment checks if the postal or other delivery service is unable to deliver checks to the payee's address of record. The person receiving payments is responsible for keeping PFL informed of their current address.

8. DEATH BENEFIT

We will pay a death benefit to your beneficiary, under certain circumstances, if the annuitant dies during the accumulation phase and the annuitant was also an owner. (If the annuitant was not an owner, a death benefit may or may not be paid. See below.) The beneficiary may choose an annuity payment option, or may choose to receive a lump sum.

When We Pay A Death Benefit

Before the Annuity Commencement Date

We will pay a death benefit to your beneficiary IF:
 . you are both the annuitant and the owner of the policy; and . you die before the annuity commencement date.

If the only beneficiary is your surviving spouse, then he or she may elect to continue the policy as the new annuitant and owner, instead of receiving the death benefit. All future surrender charges will be waived.

We will also pay a death benefit to your beneficiary IF:
 .  you are not the annuitant; and
 . the annuitant dies before the annuity commencement date; and . you specifically requested that the death benefit be paid upon the annuitant's death.

Distribution requirements apply to the policy value upon the death of any owner. These requirements are detailed in the SAI.

After the Annuity Commencement Date

The death benefit payable, if any, on or after the annuity commencement date depends on the annuity payment option selected.
IF:
 .  you are not the annuitant; and
 . you die on or after the annuity commencement date; and . the entire interest in the policy has not been paid to you;

THEN:
 . the remaining portion of such interest in the policy will be distributed at least as rapidly as under the method of distribution being used as of the date of your death.

When We Do Not Pay A Death Benefit

No death benefit is paid in the following cases:
IF:
 .  you are not the annuitant; and
 . the annuitant dies prior to the annuity commencement date; and . you did not specifically request that the death benefit be paid upon the annuitant's death;

THEN:
 .  you will become the new annuitant and the policy will continue.

IF:
 .  you are not the annuitant; and
 .  you die prior to the annuity commencement date;

THEN:

 . the new owner (unless it is your spouse) must generally surrender the policy within five years of your death for the policy value increased or decreased by an excess interest adjustment.

Note carefully. If the owner does not name a contingent owner, the owner's estate will become the new owner. If no probate estate is opened (because, for example, the owner has precluded the opening of a probate estate by means of a trust or other instrument), and PFL has not received written notice of the trust as a successor owner signed prior to the owner's death, then that trust may not exercise ownership rights to the policy. It may be necessary to open a probate estate in order to exercise ownership rights to the policy if no contingent owner is named in a written notice PFL receives.

Amount of Death Benefit

Death benefit provisions may differ from state to state. The death benefit may be paid as a lump sum or as annuity payments. The amount of the death benefit depends on the guaranteed minimum death benefit option you chose when you bought the policy. The death benefit will be the greatest of:
 .  policy value on the date we receive the required information; or

 . cash value on the date we receive the required information (this could be more than the policy value if there is a positive excess interest adjustment that exceeds the surrender charge); or

 . guaranteed minimum death benefit, if any, (discussed below), plus premium payments, less partial withdrawals from the date of death to the date the death benefit is paid.

Guaranteed Minimum Death Benefit

On the policy application, you generally may choose one of the three guaranteed minimum death benefit options listed below.

After the policy is issued, you cannot make an election and the death benefit cannot be changed.

A.Return of Premium Death Benefit

  The Return of Premium Death Benefit is the total premium payments, less any adjusted partial withdrawals (discussed below) as of the date of death.

  The Return of Premium Death Benefit will be in effect if you do not choose one of the other options on the policy application.

B.5% Annually Compounding Death Benefit

  The 5% Annually Compounding Death Benefit is the total premium payments, less any adjusted partial withdrawals, plus interest at an effective annual rate of 5% from the premium payment date or withdrawal date to the date of death (but not later than your 81st birthday). There is an extra charge for this death benefit.

C.Annual Step-Up Death Benefit

  On each policy anniversary before your 81st birthday, a new "stepped-up" death benefit is determined and becomes the guaranteed minimum death benefit for that policy year. The death benefit is equal to:
  . the largest policy value on the policy date or on any policy anniversary before you reach age 81; plus
  .  any premium payments you have made since then; minus
  .  any adjusted partial withdrawals we have paid to you since then.

  There is an extra charge for this death benefit.

IF, under all three death benefit options:
 .  the surviving spouse elects to continue the policy instead of receiving the death benefit; and
 .  the guaranteed minimum death benefit is greater than the policy value;

THEN:
 . we will increase the policy value to be equal to the guaranteed minimum death benefit.

 . This increase is made only at the time the surviving spouse elects to continue the policy.

Adjusted Partial Withdrawal

When you request a partial withdrawal, your guaranteed minimum death benefit will be reduced by an amount called the adjusted partial withdrawal. Under certain circumstances, the adjusted partial withdrawal may be more than the amount of your withdrawal request. It is also possible that if a death benefit is paid after you have made a partial withdrawal, then the total amount paid could be less than the total premium payments. We have included a detailed explanation of this adjustment in the SAI.

9. TAXES

NOTE: PFL has prepared the following information on federal income taxes as a general discussion of the subject. It is not intended as tax advice to any individual. You should consult your own tax adviser about your own circumstances. PFL has included an additional discussion regarding taxes in the SAI.

Annuity Policies in General

Deferred annuity policies are a way of setting aside money for future needs like retirement. Congress recognized how important saving for retirement is and provided special rules in the Internal Revenue Code for annuities. Simply stated, these rules provide that generally you will not be taxed on the earnings, if any, on the money held in your annuity policy until you take the money out. This is referred to as tax deferral. There are different rules as to how you will be taxed depending on how you take the money out and the type of policy - qualified or nonqualified (discussed below).

You will not be taxed on increases in the value of your policy until a distribution occurs - either as a withdrawal or as annuity payments.

When a non-natural person (e.g., corporation or certain other entities other than tax-qualified trusts) owns a nonqualified policy, the policy will generally not be treated as an annuity for tax purposes.

Qualified and Nonqualified Policies

If you purchase the policy under an individual retirement annuity, a pension plan, or specially sponsored program, your policy is referred to as a qualified policy.

Qualified policies are issued in connection with the following plans:
 . Individual Retirement Annuity (IRA): A traditional IRA allows individuals to make contributions, which may be deductible, to the contract. A Roth IRA also allows individuals to make contributions to the contract, but it does not allow a deduction for contributions, and distributions may be tax-free if the owner meets certain rules.
 . Tax-Sheltered Annuity (403(b) Plan): A 403(b) Plan may be made available to employees of certain public school systems and tax-exempt organizations and permits contributions to the contract on a pre-tax basis.
 . Corporate Pension and Profit-Sharing and H.R. 10 Plan: Employers and self-employed individuals can establish pension or profit-sharing plans for their employees or themselves and make contributions to the contract on a pre-tax basis.
 . Deferred Compensation Plan (457 Plan): Certain governmental and tax-exempt organizations can establish a plan to defer compensation on behalf of their employees through contributions to the contract.

If you purchase the policy as an individual and not under an individual retirement annuity, 403(b) plan, 457 plan, or pension or profit sharing plan, your policy is referred to as a nonqualified policy.

Withdrawals - Qualified Policies

The information herein describing the taxation of nonqualified policies does not apply to qualified policies.

There are special rules that govern with respect to qualified policies. Generally, these rules restrict:

 . the amount that can be contributed to the policy during any year; and . the time when amounts can be paid from the policies.

In addition, a penalty tax may be assessed on amounts withdrawn from the policy prior to the date you reach age 59 1/2, unless you meet one of the exceptions to this rule. You may also be required to begin taking minimum distributions from the policy by a certain date. The terms of the plan may limit the rights otherwise available to you under the policies. We have provided more information in the SAI.

You should consult your legal counsel or tax adviser if you are considering purchasing a policy for use with any retirement plan.

Withdrawals - 403(b) Policies

The Internal Revenue Code limits withdrawal from certain 403(b) policies. Withdrawals can generally only be made when an owner:
 .  reaches age 59 1/2;
 .  leaves his/her job;
 .  dies;
 .  becomes disabled (as that term is defined in the Internal Revenue Code); or

 . declares hardship. However, in the case of hardship, the owner can only withdraw the premium payments and not any earnings.

Diversification and Distribution Requirements

The Internal Revenue Code provides that the underlying investments for a variable annuity must satisfy certain diversification requirements in order to be treated as an annuity policy. The policy must also meet certain distribution requirements at the death of an owner in order to be treated as an annuity policy. These diversification and distribution requirements are discussed in the SAI. PFL may modify the policy to attempt to maintain favorable tax treatment.

Withdrawals - Nonqualified Policies

If you make a withdrawal from your policy before the annuity commencement date, the Internal Revenue Code treats that withdrawal as first coming from earnings and then from your premium payments. When you make a withdrawal you are taxed on the amount of the withdrawal that is earnings. (The excess interest adjustment resulting from the withdrawal may affect the amount on which you are taxed. The tax treatment of excess interest adjustments is uncertain. You should consult a tax adviser if a withdrawal results in an excess interest adjustment.) Different rules apply for annuity payments. (See "Annuity Payments" below.)

The Internal Revenue Code also provides that withdrawn earnings may be subject to a penalty. The amount of the penalty is equal to 10% of the amount that is includable in income. Some withdrawals will be exempt from the penalty.
They include any amounts:
 .  paid on or after the taxpayer reaches age 59 1/2;

 .  paid after an owner dies;
 .  paid if the taxpayer becomes totally disabled (as that term is defined in the Internal Revenue Code);
 .  paid in a series of substantially equal payments made annually (or more frequently) under a lifetime annuity;
 .  paid under an immediate annuity; or
 .  which come from premium payments made prior to August 14, 1982.

All deferred non-qualified annuity policies that are issued by PFL (or its affiliates) to the same owner during any calendar year are treated as one annuity for purposes of determining the amount includable in the owner's income when a taxable distributions occurs.

Taxation of Death Benefit Proceeds

Amounts may be distributed from the policy because of the death of an owner or the annuitant. Generally, such amounts are includable in the income of the recipient:
 .  if distributed in a lump sum, these amounts are taxed in the same manner as a full surrender; or
 . if distributed under an annuity payment option, these amounts are taxed in the same manner as annuity payments.

For these purposes, the "investment in the contract" is not affected by the owner's or annuitant's death. That is, the "investment in the contract" remains generally the total premium payments (less amounts received which were not includable in gross income). The same tax treatment applies to any amounts distributed after an owner's death.

Annuity Payments

Although the tax consequences may vary depending on the annuity payment option you select, in general, for nonqualified and certain qualified policies, only a portion of the annuity payments you receive will be includable in your gross income.

In general, the excludable portion of each annuity payment you receive will be determined as follows:
 . Fixed payments - by dividing the "investment in the contract" on the annuity commencement date by the total expected value of the annuity payments for the term of the payments. This is the percentage of each annuity payment that is excludable.

 . Variable payments - by dividing the "investment in the contract" on the annuity commencement date by the total number of expected periodic payments. This is the amount of each annuity payment that is excludable.

The remainder of each annuity payment is includable in gross income. Once the "investment in the contract" has been fully recovered, the full amount of any additional annuity payments is includable in gross income.

If you select more than one annuity payment option, special rules govern the allocation of the policy's entire "investment in the contract" to each such option, for purposes of determining the excludable amount of each payment received under that option. We advise you to consult a competent tax adviser as to the potential tax effects of allocating amounts to any particular annuity payment option.

If, after the annuity commencement date, annuity payments stop because an annuitant died, the excess (if any) of the "investment in the contract" as of the annuity commencement date over the aggregate amount of annuity payments received that was excluded from gross income is generally allowable as a deduction for your last taxable year.

Transfers, Assignments or Exchanges of Policies

A transfer of ownership or assignment of a policy, the designation of an annuitant or payee or other beneficiary who is not also the owner, the selection of certain annuity commencement dates, or a change of annuitant, may result in certain income or gift tax consequences to the owner that are beyond the scope of this discussion. An owner contemplating any such transfer, assignment, selection, or change should contact a competent tax adviser with respect to the potential tax effects of such a transaction.

Possible Tax Law Changes

Although the likelihood of legislative changes is uncertain, there is always the possibility that the tax treatment of the policy could change by legislation or otherwise. You should consult a tax adviser with respect to legal developments and their effect on the policy.

10. ADDITIONAL FEATURES

Systematic Payout Option

You can select at any time (during the accumulation phase) to receive regular payments from your policy by using the systematic payout option. Under this option, you can receive up to 10% (annually) of your policy's value free of surrender charges. Payments can be made monthly, quarterly, semi-annually, or annually. Each payment must be at least $50, and cannot exceed the cumulative free percentage divided by the number of payments per year. Monthly and quarterly payments must be made by electronic funds transfer directly to your checking or savings account. There is no charge for this benefit.

Family Income Protector

The family income protector may vary by state and may not be available in all states.

The "family income protector" assures you of a minimum level of income in the future by guaranteeing a minimum annuitization value (discussed below) after 10 years. You may elect to purchase this benefit, which guarantees the total amount you will have to apply to a family income protector payment option and which guarantees a minimum for the amounts of those payments once you begin to receive them. By electing this benefit, you can participate in the gains of the underlying variable investment options you select while knowing that you are guaranteed a minimum level of income in the future, regardless of the performance of the underlying variable investment options.

You can annuitize under the family income protector (subject to the conditions described below) at the greater of the adjusted policy value or the minimum annuitization value.

Minimum Annuitization Value. The minimum annuitization value is:

 .  the policy value on the date the rider is issued; plus

 .  any additional premium payments; minus

 .  an adjustment for any withdrawals made after the date the rider is issued;

 .  which is accumulated at the annual growth rate written on page one of the rider; minus
 .  any premium taxes.

The annual growth rate is currently 6% per year; PFL may, at its discretion, change the rate in the future, but the rate will never be less than 3% per year. Once the rider is added to your policy, the annual growth rate will not vary during the life of that rider. Withdrawals may reduce the minimum annuitization value on a basis greater than dollar-for-dollar. See the SAI for more information.

The minimum annuitization value may only be used to annuitize using the family income protector payment options and may not be used with any of the annuity payment options listed in section 7 of this prospectus. The family income protector payment options are:

 .  Life Income - An election may be made for "No Period Certain" or "10 Years
   Certain". In the event of the death of the annuitant prior to the end of the chosen period certain, the remaining period certain payments will be continued to the beneficiary.
 .  Joint and Full Survivor - An election may be made for "No Period Certain" or
   "10 Years Certain". Payments will be made as long as either the annuitant or joint annuitant is living. In the event of the death of both the annuitant and joint annuitant prior to the end of the chosen period certain, the remaining period certain payments will be continued to the beneficiary.

The minimum annuitization value is used solely to calculate the family income protector annuity payments. The family income protector does not establish or guarantee policy value or guarantee performance of any investment option. Because this benefit is based on conservative actuarial factors, the level of lifetime income that it guarantees may be less than the level that would be provided by application of the policy value at otherwise applicable annuity factors. Therefore, the family income protector should be regarded as a safety net. The costs of annuitizing under the family income protector include the guaranteed payment fee, and also the lower payout levels inherent in the annuity tables used for those minimum payouts.

In addition to the annual growth rate, other benefits and fees under the rider (the rider fee, the fee waiver threshold, the guaranteed payment fee, and the waiting period before the family income protector can be exercised) are also guaranteed not to change after the rider is added. However, all of these benefit specifications may change if you elect to upgrade the minimum annuitization value.

Minimum Annuitization Value Upgrade. You can upgrade your minimum annuitization value to the policy value within 30 days after any policy anniversary before your 85th birthday (earlier if required by state law). For your convenience, we will put the last date to upgrade on page one of the rider.

If you upgrade:

 . the current rider will terminate and a new one will be issued with its own specified guaranteed benefits and fees;

 . the new rider's specified benefits and fees may not be as advantageous as before; and

 . you will have a new ten year waiting period before you can exercise the family income protector.

It generally will not be to your advantage to upgrade unless your policy value exceeds your minimum annuitization value on the applicable policy anniversary.

Conditions of Exercise of the Family Income Protector. You can only annuitize using the family income protector within the 30 days after the tenth or later policy anniversary after the family income protector is elected or, in the case of an upgrade of the minimum annuitization value, the tenth or later policy anniversary following the upgrade. PFL may, at its discretion, change the waiting period before the family income protector can be exercised in the future. You cannot, however, annuitize using the family income protector after the policy anniversary after your 94th birthday (earlier if required by state law). For your convenience, we will put the first and last date to annuitize using the family income protector on page one of the rider.

Note Carefully - If you annuitize at any time other than indicated above, you cannot use the family income protector.

Guaranteed Minimum Stabilized Payments. Annuity payments under the family income protector are guaranteed to never be less than the initial annuity payment. See the SAI for information concerning the calculation of the initial payment. The payments will also be "stabilized" or held constant during each policy year.

During the first policy year after annuitizing using the family income protector, each stabilized payment will equal the initial payment. On each policy anniversary thereafter, the stabilized payment will increase or decrease depending on the performance of the investment options you selected (but will never be less than the initial payment), and then be held constant at that amount for that policy year. The stabilized payment on each policy anniversary will equal the greater of the initial payment or the payment. supportable by the annuity units in the selected investment options. See the SAI for additional information concerning stabilized payments.

Family Income Protector Rider Fee. A rider fee, currently 0.30% of the minimum annuitization value on the policy anniversary, is charged annually prior to annuitization. We will also charge this fee if you make a complete withdrawal. The rider fee is deducted from each variable investment option in proportion to the amount of policy value in each subaccount.

The rider fee on any given policy anniversary will be waived if the policy value exceeds the fee waiver threshold. The fee waiver threshold currently is two times the minimum annuitization value. PFL may, at its discretion, change the fee waiver threshold in the future, but it will never be greater than two and one-half times the minimum annuitization value.

Guaranteed Payment Fee. A guaranteed payment fee, currently equal to an effective annual rate of 1.25% of the daily net asset value in the separate account, is reflected in the amount of the variable payments you receive if you annuitize under the family income protector rider. The guaranteed payment fee is included on page one of the rider.

Termination. The family income protector is irrevocable. You have the option not to use the benefit but you will not receive a refund of any fees you have paid. The family income protector will terminate upon the earliest of the following:
 . annuitization (you will still get guaranteed minimum stabilized payments if you annuitize using the minimum annuitization value under the family income protector),
 .  upgrade of the minimum annuitization value (although a new rider will be issued),
 .  termination of your policy, or
 . 30 days after the policy anniversary after your 94th birthday (earlier if required by state law).

Nursing Care and Terminal Condition Withdrawal Option

No surrender charges or excess interest adjustment will apply if you or your spouse has been:
 . confined in a hospital or nursing facility for 30 days in a row; or . diagnosed with a terminal condition (usually a life expectancy of 12 months or less).

This benefit is also available to the annuitant or annuitant's spouse if the owner is not a natural person.

You may exercise this benefit at any time (during the accumulation phase) and there is no charge for this benefit.

This benefit may not be available in all states. See the policy or endorsement for details and conditions.

Unemployment Waiver

No surrender charges or excess interest adjustment will apply to withdrawals if you or your spouse is unemployed. In order to qualify, you (or your spouse, whichever is applicable) must have been:
 . employed full time for at least two years prior to becoming unemployed; and . employed full time on the policy date; and . unemployed for at least 60 days in a row at the time of withdrawal; and . must have a minimum cash value at the time of withdrawal of $5,000.

You must provide written proof from your State's Department of Labor, which verifies that you qualify for and are receiving unemployment benefits at the time of withdrawal.

You may exercise this benefit at any time (during the accumulation phase) and there is no charge for this benefit.

This benefit is also available to the annuitant or annuitant's spouse if the owner is not a natural person. This benefit may not be available in all states. See the policy for details.

Telephone Transactions

You may make transfers and change the allocation of additional premium payments by telephone IF:
 . you select the "Telephone Transfer/Reallocation Authorization" box in the policy application or enrollment information; or

 .  you later complete an authorization form.

You will be required to provide certain information for identification purposes when requesting a transaction by telephone and we may record your telephone call. We may also require written confirmation of your request. We will not be liable for following telephone requests that we believe are genuine.

Telephone requests must be received while the New York Stock Exchange is open to get same-day pricing of the transaction. We may discontinue this option at any time.

Dollar Cost Averaging Program

During the accumulation phase, you may instruct us to automatically transfer money from the dollar cost averaging fixed account option into one or more variable subaccounts. There is no charge for this program.

Complete and clear instructions must be received before a dollar cost averaging program will begin. The instructions must include:

 . the subaccounts into which money from the dollar cost averaging fixed account (or other subaccount(s) used for dollar cost averaging) is to be transferred; and

 . either the dollar amount to transfer monthly or quarterly (each transfer must be at least $500) or the number of transfers (minimum of 6 monthly or 4 quarterly and maximum of 24 monthly or 8 quarterly).

Transfers must begin within 30 days. We will make the transfers on the 28th day of the applicable month. You may change your allocations at anytime.

Only one dollar cost averaging program can run at one time. This means that any addition to a dollar cost averaging program must change either the length of the program or the dollar amount of the transfers. New instructions must be received each time there is an addition to a dollar cost averaging program.

Any amount in the dollar cost averaging fixed account (or other subaccount(s) used for dollar cost averaging) for which we have not received complete and clear instructions will remain in the dollar cost averaging fixed account (or other such subaccount) until we receive the instructions. If we have not received complete and clear instructions within 30 days, the interest credited in the dollar cost averaging fixed account may be adjusted downward, but not below the guaranteed effective annual interest rate of 3%.

Dollar cost averaging buys more accumulation units when prices are low and fewer accumulation units when prices are high. It does not guarantee profits or assure that you will not experience a loss. You should consider your ability to continue the dollar cost averaging program during all economic conditions.

We may credit different interest rates for dollar cost averaging programs of varying time periods. If you discontinue the dollar cost averaging program before its completion, then the interest credited on amounts in the dollar cost averaging fixed account may be adjusted downward, but not below the minimum guaranteed effective annual interest rate of 3%.

Asset Rebalancing

During the accumulation phase you can instruct us to automatically rebalance the amounts in your subaccounts to maintain your desired asset allocation. This feature is called asset rebalancing and can be started and stopped at any time free of charge. However, we will not rebalance if you are in the dollar cost averaging program or if any other transfer is requested. If a transfer is requested, we will honor the requested transfer and discontinue asset rebalancing. New instructions are required to start asset rebalancing. Asset rebalancing ignores amounts in the fixed account. You can choose to rebalance monthly, quarterly, semi-annually, or annually.

11. OTHER INFORMATION

Ownership

You, as owner of the policy, exercise all rights under the policy. You can change the owner at any time by notifying us in writing. An ownership change may be a taxable event.

Assignment

You can also assign the policy any time during your lifetime. PFL will not be bound by the assignment until we receive written notice of the assignment. We will not be liable for any payment or other action we take in accordance with the policy before we receive notice of the assignment. There may be limitations on your ability to assign a qualified policy. An assignment may have tax consequences.

PFL Life Insurance Company

PFL Life Insurance Company was incorporated under the laws of the State of Iowa on April 19, 1961 as NN Investors Life Insurance Company, Inc. It is engaged in the sale of life and health insurance and annuity policies. PFL is a Transamerica Company and a wholly-owned indirect subsidiary of AEGON USA, Inc. which conducts most of its operations through subsidiary companies engaged in the insurance business or in providing non-insurance financial services. All of the stock of AEGON USA, Inc., is indirectly owned by AEGON N.V. of The Netherlands, the securities of which are publicly traded. AEGON N.V., a holding company, conducts its business through subsidiary companies engaged primarily in the insurance business. PFL is licensed in the District of Columbia, Guam, and in all states except New York.

All obligations arising under the policies, including the promise to make annuity payments, are general corporate obligations of PFL.

The Separate Account

PFL established a separate account, called the PFL Retirement Builder Variable Annuity Account, under the laws of the State of Iowa on March 29,

1996. The Portfolio Select Variable Annuity divisions of the separate account receive and currently invest the premium payments that are allocated to the separate account for investment in shares of the underlying mutual fund portfolios.

The separate account is registered with the SEC as a unit investment trust under the 1940 Act. However, the SEC does not supervise the management, the investment practices, or the policies of the separate account or PFL. Income, gains, and losses, whether or not realized, from assets allocated to the separate account are, in accordance with the policies, credited or charged against the separate account without regard to PFL's other income, gains or losses.

The assets of the separate account are held in PFL's name on behalf of the separate account and belong to PFL. However, those assets that underlie the policies are not chargeable with liabilities arising out of any other business PFL may conduct. The separate account includes other subaccounts that are not available under these policies.

Mixed and Shared Funding

Before making a decision concerning the allocation of premium payments to a particular subaccount, please read the prospectuses for the underlying funds. The underlying funds are not limited to selling their shares to this separate account and can accept investments from any separate account or qualified retirement plan. Since the underlying fund portfolios are available to registered separate accounts offering variable annuity products of PFL, as well as variable annuity and variable life products of other insurance companies, and qualified retirement plans, there is a possibility that a material conflict may arise between the interests of this separate account and one or more of the other accounts of another participating insurance company. In the event of a material conflict, the affected insurance companies, including PFL, agree to take any necessary steps to resolve the matter. This includes removing their separate accounts from the underlying funds. See the prospectuses for the underlying funds for more details.

Reinstatements

You may exchange your policy for one issued by another life insurance company (sometimes referred to as a 1035 Exchange or a trustee-to-trustee transfer). You may also request us to reinstate your policy after such an exchange by returning the same total dollar amount of funds to the applicable investment choices. The dollar amount will be used to purchase new accumulation units at the then current price. Because of changes in market value, your new accumulation units may be worth more or less than the units you previously owned. We recommend that you consult a tax professional to explain the possible tax consequences of exchanges and/or reinstatements.

Voting Rights

PFL will vote all shares of the underlying funds in accordance with instructions we receive from you and other owners that have voting interests in the portfolios. We will send you and other owners written requests for instructions on how to vote those shares. When we receive those instructions, we will vote all of the shares in proportion to those instructions. If, however, we determine that we are permitted to vote the shares in our own right, we may do so.

Each person having a voting interest will receive proxy material, reports, and other materials relating to the appropriate portfolio.

Distributor of the Policies

AFSG Securities Corporation is the principal underwriter of the policies. Like PFL, it is a Transamerica Company and an indirect wholly-owned subsidiary of AEGON USA, Inc. It is located at 4333 Edgewood Road N.E., Cedar Rapids, IA 52499-0001. AFSG Securities Corporation is registered as a broker/dealer under the Securities Exchange Act of 1934. It is a member of the National Association of Securities Dealers, Inc. Commissions of up to 5% of premium payments will be paid to broker/dealers who sell the policies under agreements with AFSG Securities Corporation. These commissions are not deducted from premium payments. In addition, certain production, persistency and managerial bonuses may be paid. PFL may also pay compensation to banks and other financial institutions for their services in connection with the sale and servicing of the policies.

Variations in Policy Provisions

Certain provisions of the policies may vary from the descriptions in this prospectus in order to comply with different state laws. See your policy for variations since any such state variations will be included in your policy or in riders or endorsements attached to your policy.

IMSA

PFL is a member of the Insurance Marketplace Standards Association (IMSA). IMSA is an independent, voluntary organization of life insurance companies. It promotes high ethical standards in the sales and advertising of individual life insurance and annuity products. Companies must undergo a rigorous self and independent assessment of their practices to become a member of IMSA. The IMSA logo in our sales literature shows our ongoing commitment to these standards.

Legal Proceedings

There are no legal proceedings to which the separate account is a party or to which the assets of the account are subject. PFL, like other life insurance companies, is involved in lawsuits. In some class action and other lawsuits involving other insurers, substantial damages have been sought and/or material settlement payments have been made. Although the outcome of any litigation cannot be predicted with certainty, PFL believes that at the present time there are no pending or threatened lawsuits that are reasonably likely to have a material adverse impact on the separate account or PFL.

Financial Statements

The financial statements of PFL and the subaccounts are included in the SAI.

TABLE OF CONTENTS OF THE STATEMENT OF ADDITIONAL INFORMATION



Glossary of Terms
The Policy - General Provisions
Certain Federal Income Tax Consequences
Investment Experience
Family Income Protector - Additional Information
Historical Performance Data
Published Ratings
State Regulation of PFL
Administration
Records and Reports
Distribution of the Policies
Voting Rights
Other Products
Custody of Assets
Legal Matters
Independent Auditors
Other Information
Financial Statements

                                   APPENDIX A

                        CONDENSED FINANCIAL INFORMATION

The accumulation unit values and the number of accumulation units outstanding for each subaccount from the date of inception are shown in the following tables.

     5% Annually Compounding Death Benefit or Annual Step-Up Death Benefit
                (Total Separate Account Annual Expenses: 1.40%)

                           Accumulation Unit   Accumulation Unit      Number of
                                 Value               Value           Accumulation
       Subaccount         at Beginning of Year  at End of Year   Units at End of Year
-------------------------------------------------------------------------------------
AIM V.I. Growth and
 Income Fund
 1999...................       $1.260851           $1.671780        1,394,637.971
 1998(/1/)..............       $1.086034           $1.260851            4,908.801
-------------------------------------------------------------------------------------
AIM V.I. International
 Equity Fund
 1999...................       $1.077586           $1.650174          127,260.241
 1998(/1/)..............       $1.000000           $1.077586           14,039.712
-------------------------------------------------------------------------------------
AIM V.I. Value Fund
 1999...................       $1.266642           $1.624758        2,833,844.055
 1998(/1/)..............       $1.083189           $1.266642           90,487.213
-------------------------------------------------------------------------------------
Evergreen VA Fund
 1999...................       $1.123643           $1.365381          171,468.896
 1998(/1/)..............       $1.000000           $1.123643           24,377.368
-------------------------------------------------------------------------------------
Evergreen VA Foundation
 Fund
 1999...................       $1.066605           $1.165505        2,531,434.571
 1998(/1/)..............       $1.000000           $1.066605           60,151.622
-------------------------------------------------------------------------------------
Evergreen VA Global
 Leaders Fund
 1999(/2/)..............       $1.000000           $1.158565          153,400.950
-------------------------------------------------------------------------------------
Evergreen VA Growth and
 Income Fund
 1999...................       $1.077823           $1.262163          409,988.014
 1998(/1/)..............       $1.000000           $1.077823           99,286.054
-------------------------------------------------------------------------------------
Evergreen VA
 International Growth
 Fund
 1999(/2/)..............       $1.000000           $1.347956              997.750
-------------------------------------------------------------------------------------
Evergreen VA Capital
 Growth Fund
 1999(/2/)..............       $1.000000           $0.968280          211,661.420
-------------------------------------------------------------------------------------
Evergreen VA Growth Fund
 1999(/2/)..............       $1.000000           $1.358002           64,450.995
-------------------------------------------------------------------------------------
Evergreen VA High Income
 Fund
 1999(/2/)..............       $1.000000           $1.039068           39,367.491
-------------------------------------------------------------------------------------
Federated High Income
 Bond Fund II
 1999...................       $1.053867           $1.064849        1,415,579.765
 1998(/1/)..............       $1.000000           $1.053867           26,497.028
-------------------------------------------------------------------------------------
MFS Emerging Growth
 Series
 1999...................       $1.266452           $2.210407          904,988.039
 1998(/1/)..............       $1.023216           $1.266452           53,172.589
-------------------------------------------------------------------------------------
MFS Research Series
 1999...................       $1.212676           $1.485750        1,146,554.165
 1998(/1/)..............       $1.056392           $1.212676           31,821.450
-------------------------------------------------------------------------------------
MFS Total Return Series
 1999...................       $1.076484           $1.095980          975,006.756
 1998(/1/)..............       $1.025771           $1.076484            97,238.01
-------------------------------------------------------------------------------------

     5% Annually Compounding Death Benefit or Annual Step-Up Death Benefit
                (Total Separate Account Annual Expenses: 1.40%)
                                   continued

                           Accumulation Unit   Accumulation Unit      Number of
                                 Value               Value           Accumulation
       Subaccount         at Beginning of Year  at End of Year   Units at End of Year
-------------------------------------------------------------------------------------
MFS Utilities Series
 1999(/2/)..............       $1.000000           $1.416577          333,234.967
-------------------------------------------------------------------------------------
Oppenheimer Capital
 Appreciation Fund/VA
 1999...................       $1.263592           $1.767873        1,048,763.736
 1998(/1/)..............       $1.084275           $1.263592            2,801.984
-------------------------------------------------------------------------------------
Oppenheimer Multiple
 Strategies Fund/VA
 1999...................       $1.062052           $1.172691          623,644.728
 1998(/1/)..............       $1.000000           $1.062052          110,363.654
-------------------------------------------------------------------------------------
Oppenheimer Strategic
 Bond Fund/VA
 1999...................       $1.014714           $1.030527        1,178,165.433
 1998(/1/)..............       $0.989048           $1.014714           11,646.573
-------------------------------------------------------------------------------------
Putnam VT Global Growth
 Fund -Class IB Shares
 1999...................       $1.165076           $1.893641          424,898.296
 1998(/1/)..............       $1.000000           $1.165076           14,249.515
-------------------------------------------------------------------------------------
Putnam VT Money Market
 Fund -Class IB Shares
 1999...................       $ 1.00594            1.040234          402,501.656
 1998(/1/)..............       $1.000000           $ 1.00594             1,000.00
-------------------------------------------------------------------------------------
Putnam VT New Value
 Fund -Class IB Shares
 1999...................       $1.084332           $1.073725          231,596.430
 1998(/1/)..............       $1.000000           $1.084332           95,008.528
-------------------------------------------------------------------------------------
Templeton Asset
 Allocation Fund -
  Class 2
 1999(/2/)..............       $1.000000           $1.085065           80,830.337
-------------------------------------------------------------------------------------
Templeton International
 Fund - Class 2
 1999(/2/)..............       $1.000000           $1.114141           90,499.960
-------------------------------------------------------------------------------------
Franklin Small Cap
 Fund - Class 2
 1999(/2/)..............       $1.000000           $1.617750           90,047.993
-------------------------------------------------------------------------------------
Fidelity - VIP High
 Income - Service Class
 1999(/2/)..............       $1.000000           $1.175901          264,879.935
-------------------------------------------------------------------------------------
Fidelity - VIP II Index
 500 - Initial Class
 1999(/2/)..............       $1.000000           $1.987714          922,263.939
-------------------------------------------------------------------------------------
Fidelity - VIP II
 Investment Grade Bond -
 Initial Class
 1999(/2/)..............       $1.000000           $1.136386          245,256.660
-------------------------------------------------------------------------------------
Fidelity - VIP III
 Growth Opportunities -
 Service Class
 1999(/2/)..............       $1.000000           $1.557744          635,438.753

                        Return of Premium Death Benefit
                (Total Separate Account Annual Expenses: 1.25%)

                           Accumulation Unit   Accumulation Unit      Number of
                                 Value               Value           Accumulation
       Subaccount         at Beginning of Year  at End of Year   Units at End of Year
-------------------------------------------------------------------------------------
AIM V.I. Growth and
 Income Fund
 1999...................       $1.260383           $1.668693         6,521,679.805
 1998(/1/)..............       $1.085904           $1.260383           213,324.783
-------------------------------------------------------------------------------------
AIM V.I. International
 Equity Fund
 1999...................       $1.077315           $1.647309           974,356.520
 1998(/1/)..............       $1.000000           $1.077315            85,589.093
-------------------------------------------------------------------------------------
AIM V.I. Value Fund
 1999...................       $1.265957           $1.621757        14,061,168.861
 1998(/1/)..............       $ 1.08306           $1.265957           710,879.859
-------------------------------------------------------------------------------------
Evergreen VA Fund
 1999...................       $ 1.12336           $1.363015         1,133,327.786
 1998(/1/)..............       $1.000000           $ 1.12336           176,094.122
-------------------------------------------------------------------------------------
Evergreen VA Foundation
 Fund
 1999...................       $1.066334           $1.163482        10,212,042.456
 1998(/1/)..............       $1.000000           $1.066334           730,048.182
-------------------------------------------------------------------------------------
Evergreen VA Global
 Leaders Fund
 1999(/2/)..............       $1.000000           $1.157425           495,392.640
-------------------------------------------------------------------------------------
Evergreen VA Growth and
 Income Fund
 1999...................       $1.077551           $1.259978         1,897,269.471
 1998(/1/)..............       $1.000000           $1.077551           423,067.758
-------------------------------------------------------------------------------------
Evergreen VA
 International Growth
 Fund
 1999(/2/)..............       $1.000000           $1.346634            97,099.617
-------------------------------------------------------------------------------------
Evergreen VA Capital
 Growth Fund
 1999(/2/)..............       $1.000000           $0.967344         1,910,289.545
-------------------------------------------------------------------------------------
Evergreen VA Growth Fund
 1999(/2/)..............       $1.000000           $1.356656           360,299.090
-------------------------------------------------------------------------------------
Evergreen VA High Income
 Fund
 1999(/2/)..............       $1.000000           $1.038416           138,172.993
-------------------------------------------------------------------------------------
Federated High Income
 Bond Fund II
 1999...................       $1.029959           $1.039161         4,889,829.326
 1998(/1/)..............       $ 0.97756           $1.029959           565,655.506
-------------------------------------------------------------------------------------
Franklin Small Cap
 Fund - Class 2
 1999(/2/)..............       $1.000000           $1.616150           780,075.201
-------------------------------------------------------------------------------------
Templeton Asset Strategy
 Fund -Class 2
 1999(/2/)..............       $1.000000           $1.083998           248,746.829
-------------------------------------------------------------------------------------
Templeton International
 Securities Fund - Class
 2
 1999(/2/)..............       $1.000000           $1.113051           729,680.581
-------------------------------------------------------------------------------------
MFS Emerging Growth
 Series
 1999...................       $1.265976           $2.206323         5,268,344.689
 1998(/1/)..............       $1.023088           $1.265976           370,997.778
-------------------------------------------------------------------------------------
MFS Research Series
 1999...................       $1.212231           $1.482998         5,446,898.645
 1998(/1/)..............       $1.056268           $1.212231           420,718.942
-------------------------------------------------------------------------------------
MFS Total Return Series
 1999...................       $1.076083           $1.093953         4,709,530.689
 1998(/1/)..............       $1.025646           $1.076083           361,289.760

                        Return of Premium Death Benefit
                (Total Separate Account Annual Expenses: 1.25%)
                                   continued

                           Accumulation Unit   Accumulation Unit      Number of
                                 Value               Value           Accumulation
       Subaccount         at Beginning of Year  at End of Year   Units at End of Year
-------------------------------------------------------------------------------------
MFS Utilities Series
 1999(/2/)..............       $1.000000           $1.413957        $1,657,355.059
-------------------------------------------------------------------------------------
Oppenheimer Capital
 Appreciation Fund/VA
 1999...................       $1.263125           $1.764620         4,797,474.137
 1998(/1/)..............       $1.084144           $1.263125           323,537.371
-------------------------------------------------------------------------------------
Oppenheimer Multiple
 Strategies Fund/VA
 1999...................       $1.061787           $1.170664         1,503,090.531
 1998(/1/)..............       $1.000000           $1.061787           118,249.261
-------------------------------------------------------------------------------------
Oppenheimer Strategic
 Bond Fund/VA
 1999...................       $1.014327           $1.028609         3,502,331.278
 1998(/1/)..............       $0.988927           $1.014327           543,298.914
-------------------------------------------------------------------------------------
Putnam VT Global Growth
 Fund Class IB Shares
 1999...................       $ 1.16479           $1.890365         2,378,366.267
 1998(/1/)..............       $1.000000           $ 1.16479            58,681.348
-------------------------------------------------------------------------------------
Putnam VT Money Market
 Fund Class IB Shares
 1999...................       $ 1.00569           $ 1038440         2,941,174.912
 1998(/1/)..............       $1.000000           $ 1.00569            78,629.855
-------------------------------------------------------------------------------------
Putnam VT New Value Fund
 Class IB Shares
 1999...................       $1.084061           $1.071862         1,133,575.798
 1998(/1/)..............       $1.000000           $1.084061            62,564.405
-------------------------------------------------------------------------------------
Fidelity - VIP High
 Income -Service Class
 1999(/2/)..............       $1.000000           $1.170692           615,977.656
-------------------------------------------------------------------------------------
Fidelity - VIP II Index
 500 -Initial Class
 1999(/2/)..............       $1.000000           $1.978931         4,949,460.935
-------------------------------------------------------------------------------------
Fidelity - VIP II
 Investment Grade Bond -
  Initial Class
 1999(/2/)..............       $1.000000           $1.131353           828,979.275
-------------------------------------------------------------------------------------
Fidelity - VIP III
 Growth Opportunities -
  Service Class
 1999(/2/)..............       $1.000000           $1.551609         3,266,566.939

(/1/)Period from October 30, 1998 through December 31, 1998.

(/2/)Period from May 3, 1999 through December 31, 1999.

The AIM V.I. Capital Appreciation Fund Subaccount, AIM V.I. Dent Demographic Trends Fund Subaccount, Davis Value Subaccount, Federated American Leaders Fund II Subaccount, Templeton Developing Markets Securities Fund Subaccount, Oppenheimer Main Street Growth & Income Fund/VA Subaccount, Putnam VT Growth and Income Fund Subaccount, Putnam VT Growth Opportunities Fund Subaccount, Fidelity - VIP Equity-Income Subaccount and the Fidelity - VIP Growth Subaccount had not commenced operations as of December 31, 1999, therefore, comparable data is not available.

                                   APPENDIX B

                          HISTORICAL PERFORMANCE DATA

Standardized Performance Data

PFL may advertise historical yields and total returns for the subaccounts of the separate account. These figures are based on historical earnings and are calculated according to guidelines from the SEC. They do not indicate future performance.

Putnam VT Money Market Fund Subaccount. The yield of the Putnam VT Money Market Fund Subaccount for a policy refers to the annualized income generated by an investment under a policy in the subaccount over a specified seven-day period. The yield is calculated by assuming that the income generated for that seven-day period is generated each seven-day period over a 52-week period and is shown as a percentage of the investment. The effective yield is calculated similarly but, when annualized, the income earned by an investment under a policy in the subaccount is assumed to be reinvested. The effective yield will be slightly higher than the yield because of the compounding effect of this assumed reinvestment.

Other Subaccounts. The yield of a subaccount of the separate account (other than the Putnam VT Money Market Fund Subaccount) for a policy refers to the annualized income generated by an investment under a policy in the subaccount over a specified 30-day period. The yield is calculated by assuming that the income generated by the investment during that 30-day period is generated each 30-day period over a 12-month period and is shown as a percentage of the investment.

The total return of a subaccount of the separate account refers to return quotations assuming an investment under a policy has been held in the subaccount for various periods of time including a period measured from the date the subaccount commenced operations. When a subaccount has been in operation for 1, 5, and 10 years, respectively, the total return for these periods will be provided. The total return quotations for a subaccount will represent the average annual compounded rates of return that equate an initial investment of $1,000 in the subaccount to the redemption value of that investment as of the last day of each of the periods for which total return quotations are provided.

The yield and total return calculations for a subaccount do not reflect the effect of any premium taxes that may be applicable to a particular policy and they do not reflect the rider charge for the optional family income protector. The yield calculations also do not reflect the effect of any surrender charge that may be applicable to a particular policy. To the extent that any or all of a premium tax and/or surrender charge is applicable to a particular policy, the yield and/or total return of that policy will be reduced. For additional information regarding yields and total returns calculated using the standard formats briefly summarized above, please refer to the SAI, a copy of which may be obtained from the administrative and service office upon request.

Based on the method of calculation described in the Statement of Additional Information, the average annual total returns for periods from inception of the subaccounts to December 31, 1999, and for the one and five year periods ended December 31, 1999 are shown in Table 1 below. Total returns shown reflect deductions for the mortality and expense risk fee and the administrative charges. Performance figures may reflect the 1.25% mortality and expense risk fee for the 5% Annually Compounding and Annual Step-Up Death Benefits, or the 1.10% mortality and expense risk fee for the Return of Premium Death Benefit. Standard total return calculations will reflect the effect of surrender charges that may be applicable to a particular period.

                                TABLE 1 - A
                      Standard Average Annual Total Return

                   (Assuming No Family Income Protector)
--------------------------------------------------------------------------------
                        Return of Premium Death Benefit
               (Total Mutual Fund Account Annual Expenses: 1.25%)
--------------------------------------------------------------------------------

                             1 Year   5 Year  Inception of the    Subaccount
                             Ended    Ended    Subaccount to      Inception
        Subaccount          12/31/99 12/31/99     12/31/99           Date
-------------------------------------------------------------------------------
AIM V.I. Capital
 Appreciation Fund(/1/)...    N/A      N/A          N/A          May 1, 2000
AIM V.I. Growth and Income
 Fund.....................   28.12%    N/A         41.30%      October 31, 1998
AIM V.I. International
 Equity Fund..............   48.91%    N/A         50.32%      October 31, 1998
AIM V.I. Value Fund.......   23.77%    N/A         38.07%      October 31, 1998
AIM V.I. Dent Demographic
 Trends Fund(/1/).........    N/A      N/A          N/A          May 1, 2000
Davis Value(/1/)..........    N/A      N/A          N/A          May 1, 2000
Evergreen VA Fund.........   16.941%   N/A         26.94%      October 31, 1998
Evergreen VA Foundation
 Fund.....................    4.52%    N/A         10.09%      October 31, 1998
Evergreen VA Global
 Leaders Fund.............    N/A      N/A         10.51%        May 3, 1999
Evergreen VA Growth and
 Income Fund..............   12.44%    N/A         18.29%      October 31, 1998
Evergreen VA International
 Growth Fund..............    N/A      N/A          N/A          May 3, 1999
Evergreen VA Capital
 Growth Fund(/2/).........    N/A      N/A        (8.63%)        May 3, 1999
Evergreen VA Growth
 Fund(/2/)................    N/A      N/A         30.57%        May 3, 1999
Evergreen VA High Income
 Fund(/2/)................    N/A      N/A        (0.78%)       July 29, 1999
Federated American Leaders
 Fund II(/1/).............    N/A      N/A          N/A          May 1, 2000
Federated High Income Bond
 Fund II..................  (3.81%)    N/A          1.44%      October 31, 1998
Franklin Small Cap Fund -
  Class 2.................    N/A      N/A         56.70%        May 3, 1999
Templeton Asset Strategy
 Fund - Class 2...........    N/A      N/A          3.11%        May 3, 1999
Templeton International
 Securities Fund - Class
 2........................    N/A      N/A          6.04%        May 3, 1999
Templeton Developing
 Markets Securities Fund -
   Class 2(/1/)...........    N/A      N/A          N/A          May 1, 2000
MFS Emerging Growth
 Series...................   70.57%    N/A         90.78%      October 31, 1998
MFS Research Series.......   17.92%    N/A         30.35%      October 31, 1998
MFS Total Return Series...  (3.03%)    N/A          1.76%      October 31, 1998
MFS Utilities Series......    N/A      N/A         16.14%        May 3, 1999
Oppenheimer Capital
 Appreciation Fund/VA.....   35.52%    N/A         48.72%      October 31, 1998
Oppenheimer Main Street
 Growth &
 Income Fund/VA(/1/)......    N/A      N/A          N/A          May 1, 2000
Oppenheimer Multiple
 Strategies Fund/VA.......    5.68%    N/A         10.70%      October 31, 1998
Oppenheimer Strategic Bond
 Fund/VA..................  (3.29%)    N/A        (0.54%)      October 31, 1998
Putnam VT Global Growth
 Fund - Class IB Shares...   58.42%    N/A         69.84%      October 31, 1998
Putnam VT Growth and
 Income Fund -
 Class IB Shares(/1/).....    N/A      N/A          N/A          May 1, 2000
Putnam VT Growth
 Opportunities Fund -
 Class IB Shares(/1/).....    N/A      N/A          N/A          May 1, 2000
Putnam VT New Value Fund -
  Class IB Shares.........  (5.85%)    N/A          2.21%      October 31, 1998
Fidelity - VIP High
 Income - Service Class...    N/A      N/A          1.44%        May 3, 1999
Fidelity - VIP Equity-
 Income - Service Class
 2(/1/)...................    N/A      N/A          N/A          May 1, 2000
Fidelity - VIP Growth -
  Service Class 2(/1/)....    N/A      N/A          N/A          May 1, 2000
Fidelity - VIP II Index
 500 - Initial Class......    N/A      N/A          2.89%        May 3, 1999
Fidelity - VIP II
 Investment Grade Bond -
  Initial Class...........    N/A      N/A        (7.40%)        May 3, 1999
Fidelity - VIP III Growth
 Opportunities -
 Service Class............    N/A      N/A        (6.35%)        May 3, 1999

--------------------------------------------------------------------------------

                                TABLE 1 - B
                     Standard Average Annual Total Returns

                   (Assuming No Family Income Protector)
--------------------------------------------------------------------------------
     5% Annually Compounding Death Benefit or Annual Step-Up Death Benefit
               (Total Mutual Fund Account Annual Expenses: 1.40%)
--------------------------------------------------------------------------------

                             1 Year   5 Year  Inception of the    Subaccount
                             Ended    Ended    Subaccount to      Inception
        Subaccount          12/31/99 12/31/99     12/31/99           Date
-------------------------------------------------------------------------------
AIM V.I. Capital
 Appreciation Fund(/1/)...    N/A      N/A          N/A          May 1, 2000
AIM V.I. Growth and Income
 Fund.....................   27.92%    N/A         41.07%      October 31, 1998
AIM V.I. International
 Equity Fund..............   48.68%    N/A         50.09%      October 31, 1998
AIM V.I. Value Fund.......   23.58%    N/A         37.84%      October 31, 1998
AIM V.I. Dent Demographic
 Trends Fund(/1/).........    N/A      N/A          N/A          May 1, 2000
Davis Value(/1/)..........    N/A      N/A          N/A          May 1, 2000
Evergreen VA Fund.........   16.73%    N/A         26.74%      October 31, 1998
Evergreen VA Foundation
 Fund.....................   4.36%     N/A         9.92%       October 31, 1998
Evergreen VA Global
 Leaders Fund.............    N/A      N/A         10.39%        May 3, 1999
Evergreen VA Growth and
 Income Fund..............   12.27%    N/A         18.10%      October 31, 1998
Evergreen VA International
 Growth Fund..............    N/A      N/A         29.43%        May 3, 1999
Evergreen VA Capital
 Growth Fund(/2/).........    N/A      N/A        (8.73%)        May 3, 1999
Evergreen VA Growth
 Fund(/2/)................    N/A      N/A         30.44%        May 3, 1999
Evergreen VA High Income
 Fund(/2/)................    N/A      N/A        (0.86%)       July 29, 1999
Federated American Leaders
 Fund II(/1/).............    N/A      N/A          N/A          May 1, 2000
Federated High Income Bond
 Fund II..................  (3.86%)    N/A         1.29%       October 31, 1998
Franklin Small Cap Fund -
  Class 2.................    N/A      N/A         56.54%        May 3, 1999
Templeton Asset Strategy
 Fund - Class 2...........    N/A      N/A         3.01%         May 3, 1999
Templeton International
 Securities Fund - Class
 2........................    N/A      N/A         5.93%         May 3, 1999
Templeton Developing
 Markets Securities Fund -

 Class 2(/1/).............    N/A      N/A          N/A          May 1, 2000
MFS Emerging Growth
 Series...................   70.31%    N/A         90.47%      October 31, 1998
MFS Research Series.......   17.74%    N/A         30.13%      October 31, 1998
MFS Total Return Series...  (3.18%)    N/A         1.58%       October 31, 1998
MFS Utilities Series......    N/A      N/A         16.02%        May 3, 1999
Oppenheimer Capital
 Appreciation Fund/VA.....   35.31%    N/A         48.48%      October 31, 1998
Oppenheimer Main Street
 Growth & Income
 Fund/VA(/1/).............    N/A      N/A          N/A          May 1, 2000
Oppenheimer Multiple
 Strategies Fund/VA.......   5.51%     N/A         10.53%      October 31, 1998
Oppenheimer Strategic Bond
 Fund/VA..................  (3.44%)    N/A        (0.71%)      October 31, 1998
Putnam VT Global Growth
 Fund - Class IB Shares...   58.18%    N/A         69.58%      October 31, 1998
Putnam VT Growth and
 Income Fund -
 Class IB Shares(/1/).....    N/A      N/A          N/A          May 1, 2000
Putnam VT Growth
 Opportunities Fund -
 Class IB Shares(/1/).....    N/A      N/A          N/A          May 1, 2000
Putnam VT New Value Fund -
  Class IB Shares.........  (6.00%)    N/A         2.05%       October 31, 1998
Fidelity - VIP High
 Income - Service Class...    N/A      N/A        (8.44%)        May 3, 1999
Fidelity - VIP Equity-
 Income - Service Class
 2(/1/)...................    N/A      N/A          N/A          May 1, 2000
Fidelity - VIP Growth -
  Service Class 2(/1/)....    N/A      N/A          N/A          May 1, 2000
Fidelity - VIP II Index
 500 - Initial Class......    N/A      N/A         2.79%         May 3, 1999
Fidelity - VIP II
 Investment Grade Bond -
 Initial Class............    N/A      N/A        (7.50%)        May 3, 1999
Fidelity - VIP III Growth
 Opportunities -
 Service Class............    N/A      N/A        (6.45%)        May 3, 1999
-------------------------------------------------------------------------------

(/1/) The AIM V.I. Capital Appreciation Fund Subaccount, AIM V.I. Dent
      Demographic Trends Fund Subaccount, Davis Value Subaccount, Federated American Leaders Fund II Subaccount, Templeton Developing Markets Securities Fund Subaccount, Oppenheimer Main Street Growth & Income Fund/VA Subaccount, Putnam VT Growth and Income Fund Subaccount, Putnam VT Growth Opportunities Fund Subaccount, Fidelity - VIP Equity-Income Subaccount and the Fidelity - VIP Growth Subaccount had not commenced operations as of December 31, 1999, therefore, comparable data is not available.

(/2/) Effective February 1, 2000, shares of the Mentor VIP Capital Growth
      Portfolio, Mentor VIP Growth Portfolio and Mentor VIP High Income Portfolio, were removed and replaced with shares of the Evergreen VA Capital Growth Fund, Evergreen VA Growth Fund and Evergreen VA High Income Fund, respectively. The Evergreen VA Capital Growth Fund, Evergreen VA Growth Fund and Evergreen VA High Income Fund have the same investment objectives, the same investment adviser (Mentor Investment Advisors, LLC) and the same advisory fees as the Mentor VIP Capital Growth Portfolio, Mentor VIP Growth Portfolio and Mentor VIP High Income Portfolio, respectively. Performance prior to February 2, 2000 reflects performance of the annuity subaccounts while they were invested in the Mentor VIP Capital Growth Portfolio, Mentor VIP Growth Portfolio and Mentor VIP High Income Portfolio.

      Non-Standardized Performance Data

In addition to the standardized data discussed above, similar performance data for other periods may also be shown.

PFL may from time to time also advertise or disclose average annual total return or other performance data in non-standard formats for a subaccount of the separate account. The non-standardized performance data may assume that no surrender charge is applicable, and may also make other assumptions such as the amount invested in a subaccount, differences in time periods to be shown, or the effect of partial withdrawals or annuity payments.

All non-standardized performance data will be advertised only if the standardized performance data is also disclosed. For additional information regarding the calculation of other performance data, please refer to the SAI.

The non-standardized average annual total return figures shown in Table 2 are based on the assumption that the policy is not surrendered, and therefore the surrender charge is not imposed. Also, Table 2 does not reflect the rider charge for the optional family income protector.

                                TABLE 2 - A
                   Non-Standard Average Annual Total Returns

                   (Assuming No Family Income Protector)
--------------------------------------------------------------------------------
                        Return of Premium Death Benefit
               (Total Mutual Fund Account Annual Expenses: 1.25%)
--------------------------------------------------------------------------------

                             1 Year   5 Year  Inception of the    Subaccount
                             Ended    Ended    Subaccount to      Inception
        Subaccount          12/31/99 12/31/99     12/31/99           Date
-------------------------------------------------------------------------------
AIM V.I. Capital
 Appreciation Fund(/1/)...    N/A      N/A          N/A          May 1, 2000
AIM V.I. Growth and Income
 Fund.....................   32.59%    N/A         44.71%      October 31, 1998
AIM V.I. International
 Equity Fund..............   53.14%    N/A         53.60%      October 31, 1998
AIM V.I. Value Fund.......   28.30%    N/A         41.54%      October 31, 1998
AIM V.I. Dent Demographic
 Trends Fund(/1/).........    N/A      N/A          N/A          May 1, 2000
Davis Value(/1/)..........    N/A      N/A          N/A          May 1, 2000
Evergreen VA Fund.........   21.51%    N/A         30.58%      October 31, 1998
Evergreen VA Foundation
 Fund.....................   9.27%     N/A         14.02%      October 31,1998
Evergreen VA Global
 Leaders Fund.............    N/A      N/A         15.86%        May 3, 1999
Evergreen VA Growth and
 Income Fund..............   17.10%    N/A         22.08%      October 31, 1998
Evergreen VA International
 Growth Fund..............    N/A      N/A         34.80%        May 3, 1999
Evergreen VA Capital
 Growth Fund(/2/).........    N/A      N/A        (3.17%)        May 3, 1999
Evergreen VA Growth
 Fund(/2/)................    N/A      N/A         35.80%        May 3, 1999
Evergreen VA High Income
 Fund(/2/)................    N/A      N/A         4.62%        July 29, 1999
Federated American Leaders
 Fund II(/1/).............    N/A      N/A          N/A          May 1, 2000
Federated High Income Bond
 Fund II..................   1.04%     N/A         5.53%       October 31, 1998
Franklin Small Cap Fund -
 Class 2..................    N/A      N/A         61.78%        May 3, 1999
Templeton Asset Strategy
 Fund - Class 2 ..........    N/A      N/A         8.51%         May 3, 1999
Templeton International
 Securities Fund - Class
 2........................    N/A      N/A         11.41%        May 3, 1999
Templeton Developing
 Markets Securities Fund -
 Class 2(/1/).............    N/A      N/A          N/A          May 1, 2000
MFS Emerging Growth
 Series...................   74.54%    N/A         93.47%      October 31, 1998
MFS Research Series.......   22.52%    N/A         33.94%      October 31, 1998
MFS Total Return Series...   1.81%     N/A         5.84%       October 31, 1998
MFS Utilities Series......    N/A      N/A         21.45%        May 3, 1999
Oppenheimer Capital
 Appreciation Fund/VA.....   39.91%    N/A         52.02%      October 31, 1998
Oppenheimer Main Street
 Growth & Income
 Fund/VA(/1/).............    N/A      N/A          N/A          May 1, 2000
Oppenheimer Multiple
 Strategies Fund/VA.......   10.42%    N/A         14.62%      October 31, 1998
Oppenheimer Strategic Bond
 Fund/VA..................   1.56%     N/A         3.58%       October 31, 1998
Putnam VT Global Growth
 Fund - Class IB Shares...   62.53%    N/A         72.82%      October 31, 1998
Putnam VT Growth and
 Income Fund - Class IB
 Shares(/1/)..............    N/A      N/A          N/A          May 1, 2000
Putnam VT Growth
 Opportunities Fund -
 Class IB Shares(/1/).....    N/A      N/A          N/A          May 1, 2000
Putnam VT New Value Fund -
 Class IB Shares..........  (0.98%)    N/A         6.28%       October 31, 1998
Fidelity - VIP High Income
 - Service Class..........    N/A      N/A        (2.88%)        May 3, 1999
Fidelity - VIP Equity-
 Income - Service Class
 2(/1/)...................    N/A      N/A          N/A          May 1, 2000
Fidelity - VIP Growth -
 Service Class 2(/1/).....    N/A      N/A          N/A          May 1, 2000
Fidelity - VIP II Index
 500 - Initial Class......    N/A      N/A         8.29%         May 3, 1999
Fidelity - VIP II
 Investment Grade Bond -
 Initial Class............    N/A      N/A        (1.95%)        May 3, 1999
Fidelity - VIP III Growth
 Opportunities -
 Service Class............    N/A      N/A        (0.91%)        May 3, 1999

--------------------------------------------------------------------------------

                                  TABLE 2 - B
                    Non-Standard Average Annual Total Return
                     (Assuming No Family Income Protector)
--------------------------------------------------------------------------------
     5% Annually Compounding Death Benefit or Annual Step-Up Death Benefit
               (Total Mutual Fund Account Annual Expenses: 1.40%)
--------------------------------------------------------------------------------

                             1 Year   5 Year  Inception of the    Subaccount
                             Ended    Ended    Subaccount to      Inception
        Subaccount          12/31/99 12/31/99     12/31/99           Date
-------------------------------------------------------------------------------
AIM V.I. Capital
 Appreciation Fund(/1/)...    N/A      N/A          N/A              N/A
AIM V.I. Growth and Income
 Fund.....................   32.40%    N/A         44.49%      October 31, 1998
AIM V.I. International
 Equity Fund..............   52.91%    N/A         53.37%      October 31, 1998
AIM V.I. Value Fund.......   28.11%    N/A         41.31%      October 31, 1998
AIM V.I. Dent Demographic
 Trends Fund(/1/).........    N/A      N/A          N/A          May 1, 2000
Davis Value(/1/)..........    N/A      N/A          N/A          May 1, 2000
Evergreen VA Fund.........   21.33%    N/A         30.39%      October 31, 1998
Evergreen VA Foundation
 Fund.....................    9.11%    N/A         13.85%      October 31,1998
Evergreen VA Global
 Leaders Fund.............    N/A      N/A         15.74%        May 3, 1999
Evergreen VA Growth and
 Income Fund..............   16.93%    N/A         21.90%      October 31, 1998
Evergreen VA International
 Growth Fund..............    N/A      N/A         34.66%        May 3, 1999
Evergreen VA Capital
 Growth Fund(/2/).........    N/A      N/A        (3.27%)        May 3, 1999
Evergreen VA Growth
 Fund(/2/)................    N/A      N/A         35.67%        May 3, 1999
Evergreen VA High Income
 Fund(/2/)................    N/A      N/A          4.54%       July 29, 1999
Federated American Leaders
 Fund II(/1/).............    N/A      N/A          N/A          May 1, 2000
Federated High Income Bond
 Fund II..................    0.89%    N/A          5.38%      October 31, 1998
Franklin Small Cap Fund -
 Class 2..................    N/A      N/A         61.62%        May 3, 1999
Templeton Asset Strategy
 Fund - Class 2...........    N/A      N/A          8.40%        May 3, 1999
Templeton International
 Securities Fund - Class
 2........................    N/A      N/A         11.31%        May 3, 1999
Templeton Developing
 Markets Securities Fund -
 Class 2(/1/).............    N/A      N/A          N/A          May 1, 2000
MFS Emerging Growth
 Series...................   74.28%    N/A         93.16%      October 31, 1998
MFS Research Series.......   22.34%    N/A         33.73%      October 31, 1998
MFS Total Return Series...    1.66%    N/A          5.67%      October 31, 1998
MFS Utilities Series......    N/A      N/A         21.33%        May 3, 1999
Oppenheimer Capital
 Appreciation Fund/VA.....   39.70%    N/A         51.78%      October 31, 1998
Oppenheimer Main Street
 Growth & Income
 Fund/VA(/1/).............    N/A      N/A          N/A          May 1, 2000
Oppenheimer Multiple
 Strategies Fund/VA.......   10.25%    N/A         14.45%      October 31, 1998
Oppenheimer Strategic Bond
 Fund/VA..................    1.41%    N/A          3.42%      October 31, 1998
Putnam VT Global Growth
 Fund - Class IB Shares...   62.29%    N/A         72.56%      October 31, 1998
Putnam VT Growth and
 Income Fund - Class IB
 Shares(/1/)..............    N/A      N/A          N/A          May 1, 2000
Putnam VT Growth
 Opportunities Fund -
 Class IB Shares(/1/).....    N/A      N/A          N/A          May 1, 2000
Putnam VT New Value Fund -
 Class IB Shares..........  (1.13%)    N/A          6.13%      October 31, 1998
Fidelity - VIP High Income
 - Service Class..........    N/A      N/A        (1.00%)        May 3, 1999
Fidelity - VIP Equity-
 Income - Service Class
 2(/1/)...................    N/A      N/A          N/A          May 1, 2000
Fidelity - VIP Growth -
 Service Class 2(/1/).....    N/A      N/A          N/A          May 1, 2000
Fidelity - VIP II Index
 500 - Initial Class......    N/A      N/A          8.18%        May 3, 1999
Fidelity - VIP II
 Investment Grade Bond -
 Initial Class............    N/A      N/A        (2.05%)        May 3, 1999
Fidelity - VIP III Growth
 Opportunities -
 Service Class............    N/A      N/A        (1.00%)        May 3, 1999

--------------------------------------------------------------------------------

(/1/) The AIM V.I. Capital Appreciation Fund Subaccount, AIM V.I. Dent
      Demographic Trends Fund Subaccount, Davis Value Subaccount, Federated American Leaders Fund II Subaccount, Templeton Developing Markets Securities Fund Subaccount, Oppenheimer Main Street Growth & Income Fund/VA Subaccount, Putnam VT Growth and Income Fund Subaccount, Putnam VT Growth Opportunities Fund Subaccount, Fidelity - VIP Equity-Income Subaccount and the Fidelity - VIP Growth Subaccount had not commenced operations as of December 31, 1999, therefore, comparable data is not available.

(/2/) Effective February 1, 2000, shares of the Mentor VIP Capital Growth
      Portfolio, Mentor VIP Growth Portfolio and Mentor VIP High Income Portfolio, were removed and replaced with shares of the Evergreen VA Capital Growth Fund, Evergreen VA Growth Fund and Evergreen VA High Income Fund, respectively. The Evergreen VA Capital Growth Fund, Evergreen VA Growth Fund and Evergreen VA High Income Fund have the same investment objectives, the same investment adviser (Mentor Investment Advisors, LLC) and the same advisory fees as the Mentor VIP Capital Growth Portfolio, Mentor VIP Growth Portfolio and Mentor VIP High Income Portfolio, respectively. Performance prior to February 2, 2000 reflects performance of the annuity subaccounts while they were invested in the Mentor VIP Capital Growth Portfolio, Mentor VIP Growth Portfolio and Mentor VIP High Income Portfolio.

Adjusted Historical Performance. The following performance data is historic performance data for the underlying portfolios since their inception reduced by some or all of the fees and charges under the policy. Such adjusted historic performance includes data that precedes the inception dates of the subaccounts. This data is designed to show the performance that would have resulted if the policy had been in existence during that time, based on the performance of the applicable portfolio and the assumption that the applicable subaccount was in existence for the same period as the portfolio with a level of charges equal to those currently assessed under the policies. This data is not intended to indicate future performance.

For instance, as shown in Table 3, PFL Life may disclose average annual total returns for the portfolios reduced by all fees and charges under the policy, as if the policy had been in existence since the inception of the portfolio. Such fees and charges include the mortality and expense risk fee, administrative charge and surrender charges. Table 3 assumes that the policy is not surrendered, and therefore the surrender charge is not deducted. Also, Table 3 does not reflect the rider charge for the optional family income protector.

The following information is also based on the method of calculation described in the Statement of Additional Information. The adjusted historical average annual total returns for periods ended December 31, 1999, were as follows:

                                TABLE 3 - A
             Adjusted Historical Average Annual Total Returns(/1/)

         (Assuming No Surrender Charge or Family Income Protector)
--------------------------------------------------------------------------------
                        Return of Premium Death Benefit
               (Total Mutual Fund Account Annual Expenses: 1.25%)
--------------------------------------------------------------------------------

                                                               Corresponding
                                                  10 Year or     Portfolio
            Portfolio              1 Year  5 Year Inception    Inception Date
-------------------------------------------------------------------------------
AIM V.I. Capital Appreciation
 Fund............................  44.61%  25.59%   22.32%      May 5, 1993
AIM V.I. Growth and Income Fund..  32.59%  26.61%   22.95%      May 2, 1994
AIM V.I. International Equity
 Fund............................  53.14%  20.43%   17.35%      May 5, 1993
AIM V.I. Value Fund..............  28.30%  25.67%   21.55%      May 5, 1993
AIM V.I. Dent Demographic Trends
 Fund............................    N/A    N/A     0.00%    December 29, 1999
Davis Value......................    N/A    N/A     2.63%       July 1, 1999
Evergreen VA Fund................  21.51%   N/A     19.29%     March 1, 1996
Evergreen VA Foundation Fund.....   9.27%   N/A     15.18%     March 1, 1996
Evergreen VA Global Leaders
 Fund............................  23.15%   N/A     17.01%     March 6, 1997
Evergreen VA Growth and Income
 Fund............................  17.10%   N/A     18.19%     March 1, 1996
Evergreen VA International Growth
 Fund............................  36.52%   N/A     19.43%    August 17, 1998
Evergreen VA Capital Growth
 Fund(/2/).......................   4.88%   N/A     6.79%      March 3, 1998
Evergreen VA Growth Fund(/2/)....  19.52%   N/A     4.52%      March 3, 1998
Evergreen VA High Income
 Fund(/2/).......................    N/A    N/A     4.62%      July 29, 1999
Federated American Leaders Fund
 II..............................   6.67%  21.97%   18.22%   February 10, 1994
Federated High Income Bond Fund
 II..............................   1.04%  9.11%    6.89%     February 2, 1994
Franklin Small Cap Fund - Class
 2(/4/)..........................  72.13%   N/A     31.31%      May 1, 1998
Templeton Asset Strategy Fund -
 Class 2(/3/)....................  21.04%  15.50%  11.62%+    August 24, 1988
Templeton International
 Securities Fund - Class 2(/3/)..  21.72%  15.59%   13.82%      May 1, 1992
Templeton Developing Markets
 Securities Fund - Class 2.......  53.27%   N/A    (5.46%)      May 4, 1996
MFS Emerging Growth Series.......  74.54%   N/A     34.74%     July 24, 1995
MFS Research Series..............  22.52%   N/A     21.33%     July 26, 1995
MFS Total Return Series..........   1.81%   N/A     13.99%    January 3, 1995
MFS Utilities Series.............  29.20%   N/A     24.90%    January 3, 1995
Oppenheimer Capital Appreciation
 Fund/VA.........................  39.91%  29.06%  17.00%+     April 3, 1985
Oppenheimer Main Street Growth &
 Income Fund/VA..................  21.71%   N/A     25.77%      July 5, 1995
Oppenheimer Multiple Strategies
 Fund/VA.........................  10.42%  12.99%   9.47%+    February 9, 1987
Oppenheimer Strategic Bond
 Fund/VA.........................   1.56%  6.92%    4.87%       May 3, 1993
Putnam VT Global Growth Fund -
 Class IB Shares.................  62.53%  25.35%   15.59%      May 1, 1990
Putnam VT Growth and Income Fund
 - Class IB Shares...............   1.46%  19.23%  13.83%+    February 1, 1988
Putnam VT Growth Opportunities
 Fund - Class IB Shares..........    N/A    N/A      N/A      February 1, 2000
Putnam VT New Value Fund - Class
 IB Shares.......................  (0.98%)  N/A     6.45%     January 1, 1997
Fidelity - VIP High Income -
 Service Class(/3/)..............   6.83%  9.51%   11.05%+   September 19, 1985
Fidelity - VIP Equity-Income -
 Service Class 2(/4/)............   6.25%  18.57%  14.47%+    October 9, 1986
Fidelity - VIP Growth - Service
 Class 2(/4/)....................  37.29%  29.70%  19.92%+    October 9, 1986
Fidelity - VIP II Index 500 -
 Initial Class...................  19.03%  26.60%   19.59%    August 27, 1992
Fidelity - VIP II Investment
 Grade Bond - Initial Class......  (2.27%) 5.97%    5.86%+    December 5, 1988
Fidelity - VIP III Growth
 Opportunities - Service
 Class(/3/)......................   3.07%   N/A     20.03%    January 3, 1995
-------------------------------------------------------------------------------
+Ten Year Date

--------------------------------------------------------------------------------

                                TABLE 3 - B

           Adjusted Historical Average Annual Total Returns(/1/)

         (Assuming No Surrender Charge or Family Income Protector)
--------------------------------------------------------------------------------
     5% Annually Compounding Death Benefit or Annual Step-Up Death Benefit
               (Total Mutual Fund Account Annual Expenses: 1.40%)
--------------------------------------------------------------------------------

                                                               Corresponding
                                                  10 Year or     Portfolio
            Portfolio              1 Year  5 Year  Inception   Inception Date
-------------------------------------------------------------------------------
AIM V.I. Capital Appreciation
 Fund............................  44.61%  25.59%   22.32%      May 5, 1993
AIM V.I. Growth and Income Fund..  32.40%  26.42%   22.77%      May 2, 1994
AIM V.I. International Equity
 Fund............................  52.91%  20.25%   17.18%      May 5, 1993
AIM V.I. Value Fund..............  28.11%  25.48%   21.36%      May 5, 1993
AIM V.I. Dent Demographic Trends
 Fund............................    N/A    N/A     0.00%    December 29, 1999
Davis Value......................    N/A    N/A     2.63%       July 1, 1999
Evergreen VA Fund................  21.33%   N/A     19.12%     March 1, 1996
Evergreen VA Foundation Fund.....   9.11%   N/A     15.01%     March 1, 1996
Evergreen VA Global Leaders
 Fund............................  22.97%   N/A     16.84%     March 6, 1997
Evergreen VA Growth and Income
 Fund............................  16.93%   N/A     18.01%     March 1, 1996
Evergreen VA International Growth
 Fund............................  36.32%   N/A     19.25%    August 17, 1998
Evergreen VA Capital Growth
 Fund(/2/).......................   4.72%   N/A     6.63%      March 3, 1998
Evergreen VA Growth Fund(/2/)....  19.34%   N/A     4.36%      March 3, 1998
Evergreen VA High Income
 Fund(/2/).......................    N/A    N/A     4.54%      July 29, 1999
Federated American Leaders Fund
 II..............................   6.67%  21.97%   18.22%   February 10, 1994
Federated High Income Bond Fund
 II..............................   0.89%  8.95%    6.73%     February 2, 1994
Franklin Small Cap Fund - Class
 2(/4/)..........................  71.88%   N/A     31.11%      May 1, 1998
Templeton Asset Strategy Fund -
 Class 2(/3/)....................  20.86%  15.33%  11.46%+    August 24, 1988
Templeton International
 Securities Fund - Class 2(/3/)..  21.54%  15.42%   13.65%      May 1, 1992
Templeton Developing Markets
 Securities Fund - Class 2.......  53.27%   N/A    (5.46%)      May 4, 1996
MFS Emerging Growth Series.......  74.28%   N/A     34.53%     July 24, 1995
MFS Research Series..............  22.34%   N/A     21.15%     July 26, 1995
MFS Total Return Series..........   1.66%   N/A     13.82%    January 3, 1995
MFS Utilities Series.............  29.01%   N/A     24.72%    January 3, 1995
Oppenheimer Capital Appreciation
 Fund/VA.........................  39.70%  28.87%  16.83%+     April 3, 1985
Oppenheimer Main Street Growth &
 Income Fund/VA..................  21.71%   N/A     25.77%      July 5, 1995
Oppenheimer Multiple Strategies
 Fund/VA.........................  10.25%  12.82%   9.30%+    February 9, 1987
Oppenheimer Strategic Bond
 Fund/VA.........................   1.41%  6.75%    4.71%       May 3, 1993
Putnam VT Global Growth Fund -
 Class IB Shares.................  62.29%  25.16%   15.41%      May 1, 1990
Putnam VT Growth and Income Fund
 - Class IB Shares...............   1.46%  19.23%  13.83%+    February 1, 1988
Putnam VT Growth Opportunities
 Fund - Class IB Shares..........    N/A    N/A      N/A      February 1, 2000
Putnam VT New Value Fund - Class
 IB Shares.......................  (1.13%)  N/A     6.29%     January 1, 1997
Fidelity - VIP High Income -
 Service Class(/3/)..............   6.67%  9.35%   10.89%+   September 19, 1985
Fidelity - VIP Equity-Income -
 Service Class 2(/4/)............   6.25%  18.57%  14.47%+    October 9, 1986
Fidelity - VIP Growth - Service
 Class 2(/4/)....................  37.29%  29.70%   19.92%    October 9, 1986
Fidelity - VIP II Index 500 -
 Initial Class...................  18.85%  26.41%   19.41%    August 27, 1992
Fidelity - VIP II Investment
 Grade Bond - Initial Class......  (2.42%) 5.81%    5.71%+    December 5, 1988
Fidelity - VIP III Growth
 Opportunities - Service
 Class(/3/)......................   2.92%   N/A     19.85%    January 3, 1995
-------------------------------------------------------------------------------
+Ten Year Date

--------------------------------------------------------------------------------

(/1/) The calculation of total return performance for periods prior to inception of the subaccounts reflects deductions for the mortality and expense risk fee and administrative charge on a monthly basis, rather than a daily basis. The monthly deduction is made at the beginning of each month and generally approximates the performance that would have resulted if the subaccounts had actually been in existence since the inception of the portfolio.

(/2/) Effective February 1, 2000, shares of the Mentor VIP Capital Growth
      Portfolio, Mentor VIP Growth Portfolio and Mentor VIP High Income Portfolio, were removed and replaced with shares of the Evergreen VA Capital Growth Fund, Evergreen VA Growth Fund and Evergreen VA High Income Fund, respectively. The Evergreen VA Capital Growth Fund, Evergreen VA Growth Fund and Evergreen VA High Income Fund have the same investment objectives, the same investment adviser (Mentor Investment Advisors, LLC) and the same advisory fees as the Mentor VIP Capital Growth Portfolio, Mentor VIP Growth Portfolio and Mentor VIP High Income Portfolio, respectively. Performance prior to February 2, 2000 reflects performance of the annuity subaccounts while they were invested in the Mentor VIP Capital Growth Portfolio, Mentor VIP Growth Portfolio and Mentor VIP High Income Portfolio.

(/3/) Returns prior to November 3, 1997 for the portfolios are based on historical returns for Initial Class Shares.

(/4/) Returns prior to January 12, 2000 for the portfolios are based on historical returns for Initial Class Shares.

                      STATEMENT OF ADDITIONAL INFORMATION

                       PORTFOLIO SELECT VARIABLE ANNUITY

                                 Issued through

                PFL RETIREMENT BUILDER VARIABLE ANNUITY ACCOUNT

                                   Offered by

                           PFL LIFE INSURANCE COMPANY

                            4333 Edgewood Road, N.E.
                         Cedar Rapids, Iowa 52499-0001

This Statement of Additional Information expands upon subjects discussed in the current prospectus for the Portfolio Select Variable Annuity offered by PFL Life Insurance Company. You may obtain a copy of the prospectus dated May 1, 2000, by calling 1-800-525-6205, or by writing to the Administrative and Service Office, Financial Markets Division-Variable Annuity Dept., 4333 Edgewood Road, N.E., Cedar Rapids, Iowa 52499-0001. The prospectus sets forth information that a prospective investor should know before investing in a policy. Terms used in the current prospectus for the policy are incorporated in this Statement of Additional Information.

This Statement of Additional Information (SAI) is not a prospectus and should be read only in conjunction with the prospectuses for the policy and for the underlying fund portfolios.

Dated: May 1, 2000

                               TABLE OF CONTENTS

                                                                            Page
                                                                            ----
GLOSSARY OF TERMS..........................................................   3
THE POLICY--GENERAL PROVISIONS.............................................   6
  Owner....................................................................   6
  Entire Policy............................................................   6
  Misstatement of Age or Sex...............................................   7
  Addition, Deletion, or Substitution of Investments.......................   7
  Excess Interest Adjustment...............................................   7
  Reallocation of Annuity Units After the Annuity Commencement Date........  12
  Annuity Payment Options..................................................  13
  Death Benefit............................................................  14
  Death of Owner...........................................................  16
  Assignment...............................................................  16
  Evidence of Survival.....................................................  16
  Non Participating........................................................  16
  Amendments...............................................................  16
  Employee and Agent Purchases.............................................  17
CERTAIN FEDERAL INCOME TAX CONSEQUENCES....................................  17
  Tax Status of the Policy.................................................  17
  Taxation of PFL..........................................................  21
INVESTMENT EXPERIENCE......................................................  21
  Accumulation Units.......................................................  21
  Annuity Unit Value and Annuity Payment Rates.............................  23
FAMILY INCOME PROTECTOR--ADDITIONAL INFORMATION............................  25
HISTORICAL PERFORMANCE DATA................................................  28
  Money Market Yields......................................................  28
  Other Subaccount Yields..................................................  29
  Total Returns............................................................  29
  Other Performance Data...................................................  30
  Adjusted Historical Performance Data.....................................  30
PUBLISHED RATINGS..........................................................  31
STATE REGULATION OF PFL....................................................  31
ADMINISTRATION.............................................................  31
RECORDS AND REPORTS........................................................  31
DISTRIBUTION OF THE POLICIES...............................................  31
VOTING RIGHTS..............................................................  32
OTHER PRODUCTS.............................................................  32
CUSTODY OF ASSETS..........................................................  32
LEGAL MATTERS..............................................................  33
INDEPENDENT AUDITORS.......................................................  33
OTHER INFORMATION..........................................................  33
FINANCIAL STATEMENTS.......................................................  33

                               GLOSSARY OF TERMS

Accumulation Unit--An accounting unit of measure used in calculating the policy value in the separate account before the annuity commencement date.

Adjusted Policy Value--An amount equal to the policy value increased or decreased by any excess interest adjustments.

Administrative and Service Office--Financial Markets Division Variable Annuity Department, 4333 Edgewood Road, N.E., Cedar Rapids, Iowa 52499-0001.

Annuitant--The person during whose life any annuity payments involving life contingencies will continue.

Annuity Commencement Date--The date upon which annuity payments are to commence. The annuity commencement date may not be later than the last day of the policy month starting after the annuitant attains age 85, except as expressly allowed by PFL. In no event will this date be later than the last day of the policy month following the month in which the annuitant attains age 95. The annuity commencement date may be required to be earlier for qualified policies.

Annuity Payment Option--A method of receiving a stream of annuity payments selected by the owner.

Annuity Unit--An accounting unit of measure used in the calculation of the amount of the second and each subsequent variable annuity payment.

Application--A written application, order form, or any other information received electronically or otherwise upon which the policy is issued and/or is reflected on the data or specifications page.

Beneficiary--The person who has the right to the death benefit set forth in the policy.

Business Day--A day when the New York Stock Exchange is open for business.

Cash Value--The policy value increased or decreased by an excess interest adjustment, less the annual service charge, and less any applicable surrender charge, premium taxes and family income protector rider fee.

Code--The Internal Revenue Code of 1986, as amended.

Cumulative Free Percentage--The percentage (as applied to the policy value) which is available free of any surrender charge.

Excess Interest Adjustment ("EIA")--A positive or negative adjustment to amounts withdrawn upon partial or full surrenders from the fixed account guaranteed period options, or to amounts applied to annuity payment options. The adjustment reflects changes in the interest rates declared by PFL since the date any payment was received by (or an amount was transferred to) the guaranteed period option. The excess interest adjustment can either decrease or increase the amount to be received by the owner upon full surrender or commencement of annuity payments, depending upon whether there has been an increase or decrease in interest rates, respectively.

Excess Partial Withdrawal--The portion of a partial withdrawal (surrender) that exceeds the cumulative free percentage.

Fixed Account--One or more investment choices under the policy that are part of PFL's general assets and are not in the separate account.

Guaranteed Period Options--The various guaranteed interest rate periods of the fixed account which PFL may offer and into which premium payments may be paid or amounts transferred.

Nonqualified Policy--A policy other than a qualified policy.

Owner--The person who may exercise all rights and privileges under the policy. The owner during the lifetime of the annuitant and prior to the annuity commencement date is the person designated as the owner or a successor owner in the information that we require to issue a policy.

Policy Value--On or before the annuity commencement date, the policy value is equal to the owner's:

 . premium payments; minus

 . partial withdrawals (including the net effect of any applicable excess interest adjustments and/or surrender charges on such withdrawals); plus

 . interest credited in the fixed account; plus or minus

 . accumulated gains or losses in the separate account; minus

 . service charges, rider fees, premium taxes and transfer fees, if any.

Policy Year--A policy year begins on the policy date in which the policy becomes effective and on each anniversary thereof.

Premium Payment--An amount paid to PFL by the owner or on the owner's behalf as consideration for the benefits provided by the policy.

Qualified Policy--A policy issued in connection with retirement plans that qualify for special federal income tax treatment under the Code.

Separate Account--The Portfolio Select Variable Annuity division of the PFL Retirement Builder Variable Annuity Account. The PFL Retirement Builder Variable Annuity Account is a separate account established and registered as a unit investment trust under the Investment Company Act of 1940, as amended (the "1940 Act"), and to which premium payments under the policies may be allocated.

Service Charge--There is an annual service charge on each policy anniversary (and a charge at the time of surrender during any policy year) for policy maintenance and related administrative expenses. This annual charge is $30, but in no event will the service charge be more than 2% of the policy value.

Subaccount--A subdivision within the separate account, the assets of which are invested in a specified portfolio of the underlying funds.

Successor Owner--A person appointed by the owner to succeed to ownership of the policy in the event of the death of the owner who is not the annuitant before the annuity commencement date.

Surrender Charge--The applicable contingent deferred sales charge, assessed on certain full surrenders or partial withdrawals of premium payments to cover expenses relating to the sale of the policies.

Underlying Funds--The designated portfolios of: (1) AIM Variable Insurance Funds, managed by A I M Advisors, Inc. and the AIM V.I. Dent Demographic Trends Fund subadvised by H.S. Dent Advisors, Inc.; (2) Davis Variable Account Fund, Inc., managed by Davis Seleted Advisors, L.P.; (3) Evergreen Variable Trust, managed by Evergreen Asset Management Corp., Evergreen Investment Management Company, and Mentor Investment Advisors, LLC; (4) Federated Insurance Series, managed by Federated Investment Management Company; (5) Franklin Templeton Variable Insurance Products Trust, managed by Templeton Asset Management Ltd., managed by Templeton Investment Counsel, Inc. and managed by Franklin Advisers, Inc.; (6) MFS Variable Insurance Trust, managed by Massachusetts Financial Services

Company; (7) Oppenheimer Variable Account Funds, managed by OppenheimerFunds, Inc.; (8) Putnam Variable Trust, managed by Putnam Investment Management, Inc.; and (9) Variable Insurance Products Fund--Service Class, Variable Insurance Products Funds--Service Class 2, Variable Insurance Products Fund II--Initial Class, and Variable Insurance Products Fund III--Service Class, managed by Fidelity Management & Research Company;

Valuation Period--The period of time from one determination of accumulation unit and annuity unit values to the next subsequent determination of values. Such determinations shall be made on each business day.

Variable Annuity Payment(s)--Payment(s) made pursuant to an annuity payment option which fluctuate as to dollar amount or payment term in relation to the investment performance of the specified subaccounts within the separate account.

Written Notice--Written notice, signed by the owner, that gives PFL the information it requires and is received at the administrative and service office. For some transactions, PFL may accept an electronic notice such as telephone instructions. Such electronic notice must meet the requirements PFL establishes for such notices.

In order to supplement the description in the prospectus, the following provides additional information about PFL and the policy, which may be of interest to a prospective purchaser.

                         THE POLICY--GENERAL PROVISIONS

Owner

The policy shall belong to the owner upon issuance of the policy after completion of an application and delivery of the initial premium payment. While the annuitant is living, the owner may: (1) assign the policy; (2) surrender the policy; (3) amend or modify the policy with PFL's consent; (4) receive annuity payments or name a payee to receive the payments; and (5) exercise, receive and enjoy every other right and benefit contained in the policy. The exercise of these rights may be subject to the consent of any assignee or irrevocable beneficiary; and of the owner's spouse in a community or marital property state.

Unless PFL has been notified of a community or marital property interest in the policy, it will rely on its good faith belief that no such interest exists and will assume no responsibility for inquiry.

A successor owner can be named in the application or in a written notice. The successor owner will become the new owner upon your death, if you predecease the annuitant. If no successor owner survives you and you predecease the annuitant, your estate will become the owner.

Note Carefully. If the owner does not name a successor owner, the owner's estate will become the new owner if the owner predeceases the annuitant. If no probate estate is opened because the owner has precluded the opening of a probate estate by means of a trust or other instrument, unless PFL has received written notice of the trust as a successor owner signed prior to the owner's death, that trust may not exercise ownership rights to the policy. It may be necessary to open a probate estate in order to exercise ownership rights to the policy if no successor owner is named in a written notice received by PFL.

The owner may change the ownership of the policy in a written notice. When this change takes effect, all rights of ownership in the policy will pass to the new owner. A change of ownership may have tax consequences.

When there is a change of owner or successor owner, the change will not be effective until it is recorded in our records. Once recorded, it will take effect as of the date the owner signs the written notice, subject to any payment PFL has made or action PFL has taken before recording the change. Changing the owner or naming a new successor owner cancels any prior choice of successor owner, but does not change the designation of the beneficiary or the annuitant.

If ownership is transferred (except to the owner's spouse) because the owner dies before the annuitant, the adjusted policy value generally must be distributed to the successor owner within five years of the owner's death, or if the first payment begins within one year of the owner's death, payments must be made for a period certain which does not exceed that successor owner's life expectancy.

Entire Policy

The policy, any endorsements thereon, the application, and information provided in lieu thereof, constitute the entire contract between PFL and the owner. All statements in the application are representations and not warranties. No statement will cause the policy to be void or to be used in defense of a claim unless contained in the application or information provided in lieu thereof.

Misstatement of Age or Sex

If the age or sex of the annuitant has been misstated, PFL will change the annuity benefit payable to that which the premium payments would have purchased for the correct age or sex. The dollar amount of any underpayment made by PFL shall be paid in full with the next payment due such person or the beneficiary. The dollar amount of any overpayment made by PFL due to any misstatement shall be deducted from payments subsequently accruing to such person or beneficiary. Any underpayment or overpayment will include interest at 5% per year, from the date of the wrong payment to the date of the adjustment. The age of the annuitant may be established at any time by the submission of proof satisfactory to PFL.

Addition, Deletion, or Substitution of Investments

PFL cannot and does not guarantee that any of the subaccounts or portfolios will always be available for premium payments, allocations, or transfers. PFL retains the right, subject to any applicable law, to make certain changes in the separate account and its investments. PFL reserves the right to eliminate the shares of any portfolio held by a subaccount and/or to substitute shares of another portfolio of the underlying funds, or of another registered open-end management investment company for the shares of any portfolio, if the shares of the portfolio are no longer available for investment or if, in PFL's judgment, investment in any portfolio would be inappropriate in view of the purposes of the separate account. To the extent required by the 1940 Act, substitutions of shares attributable to an owner's interest in a subaccount will not be made without prior notice to the owner and the prior approval of the Securities and Exchange Commission (SEC). Nothing contained herein shall prevent the separate account from purchasing other securities for other series or classes of variable annuity policies, or from effecting an exchange between series or classes of variable annuity policies on the basis of your requests.

New subaccounts may be established when, in the sole discretion of PFL, marketing, tax, investment or other conditions warrant. Any new subaccounts may be made available to existing owners on a basis to be determined by PFL. Each additional subaccount will purchase shares in a mutual fund portfolio or other investment vehicle. PFL may also eliminate one or more subaccounts if, in its sole discretion, marketing, tax, investment or other conditions warrant such change. In the event any subaccount is eliminated, PFL will notify owners and request a reallocation of the amounts invested in the eliminated subaccount. If no such reallocation is provided by the owner, PFL will reinvest the amounts invested in the eliminated subaccount in the subaccount that invests in the Money Market portfolio (or in a similar portfolio of money market instruments) or in another subaccount, if appropriate.

In the event of any such substitution or change, PFL may, by appropriate endorsement, make such changes in the policies as may be necessary or appropriate to reflect such substitution or change. Furthermore, if deemed to be in the best interests of persons having voting rights under the policies, the separate account may be (i) operated as a management company under the 1940 Act or any other form permitted by law, (ii) deregistered under the 1940 Act in the event such registration is no longer required or (iii) combined with one or more other separate accounts. To the extent permitted by applicable law, PFL also may (1) transfer the assets of the separate account associated with the policies to another account or accounts, (2) restrict or eliminate any voting rights of owners or other persons who have voting rights as to the separate account, (3) create new separate accounts, (4) add new subaccounts to or remove existing subaccounts from the separate account, or combine subaccounts, or (5) add new underlying funds, or substitute a new fund for an existing fund.

Excess Interest Adjustment

Money that you withdraw from or apply to an annuity payment option from a guaranteed period option of the fixed account before the end of its guaranteed period (the number of years you specified the money would remain in the guaranteed period option) may be subject to an excess interest adjustment. At the time you request a withdrawal, if interest rates PFL set have risen since the date of the initial guarantee, the excess interest adjustment will result in a lower cash value. However, if interest rates have fallen since the date of the initial guarantee, the excess interest adjustment will result in a higher cash value.

Excess interest adjustments will not reduce the adjusted policy value for a guaranteed period option below the amount paid into it, less any prior partial withdrawals and transfers from that guaranteed period option, plus interest at the policy's minimum guaranteed effective annual interest rate of 3%. This is referred to as the excess interest adjustment floor.

The formula which will be used to determine the excess interest adjustment is:

                               S*(G - C)* (M/12)

S= Gross amount being withdrawn that is subject to the excess interest adjustment

G= Guaranteed Interest Rate applicable to S.

C= Current Guaranteed Interest Rate then being offered on new premium payments for the next longer guaranteed period than "M". If this policy form or such a guaranteed period is no longer offered, "C" will be the U.S. Treasury rate for the next longer maturity (in whole years) than "M" on the 25th day of the previous calendar month, plus up to 2%.

M= Number of months remaining in the current guaranteed period, rounded up to the next higher whole number of months.

*= multiplication

/\= exponentiation

               Example 1 (Full Surrender, rates increase by 3%):

  Single premium:                             $50,000
-----------------------------------------------------------------------------------------
  Guarantee period:                           5 Years
-----------------------------------------------------------------------------------------
  Guarantee rate:                             5.50% per annum
-----------------------------------------------------------------------------------------
  Full surrender:                             middle of contract year 3
-----------------------------------------------------------------------------------------
  Policy value at middle of contract year 3   = 50,000* (1.055)/\2.5 = 57,161.18
-----------------------------------------------------------------------------------------
  Surrender charge free amount at middle of
  policy year 3                               = 57,161.18* .30 = 17,148.35
-----------------------------------------------------------------------------------------
  Excess interest adjustment free amount at   = 57,161.18 - 50,000 = 7,161.18
  middle of policy year 3
-----------------------------------------------------------------------------------------
  Amount subject to excess interest           = 57,161.18 - 7,161.18 = 50,000.00
  adjustment
-----------------------------------------------------------------------------------------
  Excess interest adjustment floor            = 50,000* (1.03)/\2.5 = 53,834.80
-----------------------------------------------------------------------------------------
  Excess interest adjustment
  G= .055
  C= .085
  M= 30
-----------------------------------------------------------------------------------------
  Excess interest adjustment                  = S* (G-C)* (M/12)
-----------------------------------------------------------------------------------------
                                              = 50,000.00* (.055 - .085)* (30/12)
-----------------------------------------------------------------------------------------
                                              = -3,750.00, but excess interest
                                              adjustment0 cannot cause the adjusted
                                              policy value to fall below the excess
                                              interest adjustment floor,
                                              so the adjustment is limited to
                                              53,834.80 - 57,161.18 = -3,326.38
-----------------------------------------------------------------------------------------
  Adjusted policy value                       = policy value + excess interest adjustment
-----------------------------------------------------------------------------------------
                                              = 57,161.18 - 3,326.38 = 53,834.80
-----------------------------------------------------------------------------------------
  Surrender charge                            = (50,000 - 17,148.35)* .06 = 1,971.10
-----------------------------------------------------------------------------------------
  Cash value at middle of policy year 3       = policy value + excess interest
                                              adjustment - surrender charge
-----------------------------------------------------------------------------------------
                                              = 57,161.18 - 3,326.38 - 1,971.10
-----------------------------------------------------------------------------------------
                                              = 51,863.70

               Example 2 (Full Surrender, rates decrease by 1%):

  Single premium:                             $50,000
-----------------------------------------------------------------------------------------
  Guarantee period:                           5 Years
-----------------------------------------------------------------------------------------
  Guarantee rate:                             5.50% per annum
-----------------------------------------------------------------------------------------
  Full surrender:                             middle of contract year 3
-----------------------------------------------------------------------------------------
  Policy value at middle of policy year 3     = 50,000* (1.055)/\2.5 = 57,161.18
-----------------------------------------------------------------------------------------
  Surrender charge free amount at middle of
  policy year 3                               = 57,161.18* .30 = 17,148.35
-----------------------------------------------------------------------------------------
  Excess interest adjustment free amount at   = 57,161.18 - 50,000 = 7,161.18
  middle of policy year 3
-----------------------------------------------------------------------------------------
  Amount subject to excess interest           = 57,161.18 - 7,161.18 = 50,000.00
  adjustment
-----------------------------------------------------------------------------------------
  Excess interest adjustment floor            = 50,000* (1.03)/\2.5 = 53,834.80
-----------------------------------------------------------------------------------------
  Excess interest adjustment
  G = .055
  C = .045
  M = 30
-----------------------------------------------------------------------------------------
  Excess interest adjustment                  = S* (G - C)* (M/12)
-----------------------------------------------------------------------------------------
                                              = 50,000* (.055 - .045)* (30/12)
-----------------------------------------------------------------------------------------
                                              = 1,250.00
-----------------------------------------------------------------------------------------
  Adjusted policy value                       = policy value + excess interest adjustment
-----------------------------------------------------------------------------------------
                                              = 57,161.18 + 1,250.00 = 58,411.18
-----------------------------------------------------------------------------------------
  Surrender charge                            = (50,000 - 17,148.35)* .06 = 1,971.10
-----------------------------------------------------------------------------------------
  Cash value at middle of policy year 3       = policy value + excess interest
                                              adjustment - surrender charge
-----------------------------------------------------------------------------------------
                                              = 57,161.18 + 1,250 - 1,971.10
-----------------------------------------------------------------------------------------
                                              = 56,440.08

On a partial withdrawal, PFL will pay the owner the full amount of withdrawal requested (as long as the policy value is sufficient). Surrender charge--Free withdrawals will reduce the policy value by the amount withdrawn. Amounts withdrawn in excess of the surrender charge--Free amount will reduce the policy value by an amount equal to:

                                   X - Y + Z

X= excess partial withdrawal = requested withdrawal less surrender charge - free amount

A= amount of partial withdrawal which is subject to excess interest adjustment = requested withdrawal - excess interest adjustment - free amount, where excess interest adjustment - free amount = cumulative interest credited at time of, but prior to, withdrawal.

Y= excess interest adjustment = (A)*(G - C)*(M/12) where G, C, and M are defined above, with "A" substituted for "S" in the definition of G and M.

Z= surrender charge on X minus Y.

             Example 3 (Partial Withdrawal, rates increase by 1%):

  Single premium:                              $50,000
------------------------------------------------------------------------------------------
  Guarantee period:                            5 Years
------------------------------------------------------------------------------------------
  Guarantee rate:                              5.50% per annum
------------------------------------------------------------------------------------------
  Partial surrender:                           $30,000; middle of contract year 3
------------------------------------------------------------------------------------------
  Policy value at middle of policy year 3      = 50,000* (1.055)/\ 2.5 = 57,161.18
------------------------------------------------------------------------------------------
  Surrender charge free amount at middle of
  policy year 3                                = 57,161.18* .30 = 17,148.35
------------------------------------------------------------------------------------------
  Excess interest adjustment free amount at    = 57,161.18 - 50,000 = 7,161.18
  middle of policy year 3
------------------------------------------------------------------------------------------
  Excess interest adjustment/surrender charge
   X= 30,000 - 17,148.35 = 12,851.65
   A= 30,000 - 7,161.18 = 22,838.82
   G= .055
   C= .065
   M= 30
   Y= 22,838.82* (.055 - .065)* (30/12) = -
   570.97
   Z= .06* [12,851.65 - (-570.97)] = 805.36
------------------------------------------------------------------------------------------
  Reduction to policy value due to surrender
  charge--free withdrawal                      = 17,148.35
------------------------------------------------------------------------------------------
  Reduction to policy value due to excess
  withdrawal                                   = X - Y + Z
------------------------------------------------------------------------------------------
                                               = 12,851.65 - (-570.97) + 805.36
------------------------------------------------------------------------------------------
                                               = 14,227.98
------------------------------------------------------------------------------------------
  Policy Value after withdrawal at middle of
  policy year 3                                = 57,161.18 - [17,148.35 + 14,227.98]
------------------------------------------------------------------------------------------
                                               = 57,161.18 - [17,148.35 + 12,851.65 -
                                                (-570.97) + 805.36]
------------------------------------------------------------------------------------------
                                               = 57,161.18 - [30,000 - (-570.97) + 805.36]
------------------------------------------------------------------------------------------
                                               = 57,161.18 - 31,376.33 = 25,784.85

             Example 4 (Partial Withdrawal, rates decrease by 1%):

  Single premium:                              $50,000
-----------------------------------------------------------------------------------------
  Guarantee period:                            5 Years
-----------------------------------------------------------------------------------------
  Guarantee rate:                              5.50% per annum
-----------------------------------------------------------------------------------------
  Partial surrender:                           $30,000; middle of contract year 3
-----------------------------------------------------------------------------------------
  Policy value at middle of policy year 3      = 50,000* (1.055)/\ 2.5 = 57,161.18
-----------------------------------------------------------------------------------------
  Surrender charge free amount at middle of
  policy year 3                                = 57,161.18* .30 = 17,148.35
-----------------------------------------------------------------------------------------
  Excsss interest adjustment free amount at    = 57,161.18 - 50,000 = 7,161.18
  middle of policy year 3
-----------------------------------------------------------------------------------------
  Excess interest adjustment/surrender charge
   X= 30,000 - 17,148.35 = 12,851.65
   A= 30,000 - 7,161.18 = 22,838.82
   G= .055
   C= .045
   M= 30
   Y= 22,838.82* (.055 - .045)*
   (30/12) = 570.97
   Z= .06* [12,851.65 - (570.97)] = 736.84
-----------------------------------------------------------------------------------------
  Reduction to policy value due to surrender
  charge--free withdrawal                      = 17,148.35
-----------------------------------------------------------------------------------------
  Reduction to policy value due to excess
  withdrawal                                   = X - Y + Z
-----------------------------------------------------------------------------------------
                                               = 12,851.65 - 570.97 + 736.84
-----------------------------------------------------------------------------------------
                                               = 13,017.52
-----------------------------------------------------------------------------------------
  Policy value after withdrawal at middle of
  policy year 3                                = 57,161.18 - [17,148.35 + 13,017.52]
-----------------------------------------------------------------------------------------
                                               = 57,161.18 - [17,148.35 + 12,851.65 -
                                                570.97 + 736.84]
-----------------------------------------------------------------------------------------
                                               = 57,161.18 - [30,000 - (570.97) + 736.84]
-----------------------------------------------------------------------------------------
                                               = 57,161.18 - 30,165.87 = 26,995.31

Reallocation of Annuity Units After the Annuity Commencement Date

After the annuity commencement date, the owner may reallocate the value of a designated number of annuity units of a subaccount of the separate account then credited to a policy into an equal value of annuity units of one or more other subaccounts of the separate account, or the fixed account. An annuity unit is an accounting unit used in the calculation of the amount of the second and each subsequent variable annuity payment. The reallocation shall be based on the relative value of the annuity units of the account(s) or subaccount(s) at the end of the business day on the next payment date. The minimum amount which may be reallocated is the lesser of (1) $10 of monthly income or (2) the entire monthly income of the annuity units in the account or subaccount from which the transfer is being made. If the monthly income of the annuity units remaining in an account or subaccount after a reallocation is less than $10, PFL reserves the right to include the value of those annuity units as part of the transfer. The request must be in writing to PFL's administrative and service office. There is no charge assessed in connection with such reallocation. A reallocation of annuity units may be made up to four times in any given policy year.

After the annuity commencement date, no transfers may be made from the fixed account to the separate account.

Annuity Payment Options

During the lifetime of the annuitant and prior to the annuity commencement date, the owner may choose an annuity payment option or change the election, but written notice of any election or change of election must be received by PFL at its administrative and service office at least thirty (30) days prior to the annuity commencement date. If no election is made prior to the annuity commencement date, annuity payments will be made under (i) Payment Option 3, life income with fixed (level) payments for 10 years certain, using the existing adjusted policy value of the fixed account, or (ii) under Payment Option 3, life income with variable payments for 10 years certain using the existing policy value of the separate account, or (iii) in a combination of (i) and (ii).

The person who elects an annuity payment option can also name one or more successor payees to receive any unpaid amount PFL has at the death of a payee. Naming these payees cancels any prior choice of a successor payee.

A payee who did not elect the annuity payment option does not have the right to advance or assign payments, take the payments in one sum, or make any other change. However, the payee may be given the right to do one or more of these things if the person who elects the option tells PFL in writing and PFL agrees.

Variable Payment Options. The dollar amount of the first variable annuity payment will be determined in accordance with the annuity payment rates set forth in the applicable table contained in the policy. The tables are based on a 5% effective annual Assumed Investment Return and the "1983 Table a" (male, female, and unisex if required by law) mortality table with projection using projection Scale G factors, assuming a maturity date in the year 2000. ("The 1983 Table a" mortality rates are adjusted based on improvements in mortality since 1983 to more appropriately reflect increased longevity. This is accomplished using a set of improvement factors referred to as projection scale G.) The dollar amount of additional variable annuity payments will vary based on the investment performance of the subaccount(s) of the separate account selected by the annuitant or beneficiary.

Determination of the First Variable Payment. The amount of the first variable payment depends upon the sex (if consideration of sex is allowed under state law) and adjusted age of the annuitant. The adjusted age is the annuitant's actual age nearest birthday, on the annuity commencement date, adjusted as follows:

         Annuity
         Commencement
         Date           Adjusted Age
         ------------   --------------------
         Before 2001    Actual Age
         2001-2010      Actual Age minus 1
         2011-2020      Actual Age minus 2
         2021-2030      Actual Age minus 3
         2031-2040      Actual Age minus 4
         After 2040     As determined by PFL

This adjustment assumes an increase in life expectancy, and therefore it results in lower payments than without such an adjustment.

Determination of Additional Variable Payments. All variable annuity payments other than the first are calculated using annuity units which are credited to the policy. The number of annuity units to be credited in respect of a particular subaccount is determined by dividing that portion of the first variable annuity payment attributable to that subaccount by the annuity unit value of that subaccount on the annuity commencement date. The number of annuity units of each particular subaccount credited to the policy then remains fixed, assuming no transfers to or from that subaccount occur. The dollar value of variable annuity units in the chosen subaccount will increase or decrease reflecting the investment experience of the chosen subaccount. The dollar amount of each variable annuity payment after the first may increase, decrease or remain constant, and is equal to the sum of the amounts determined by multiplying the number of annuity units of each particular subaccount credited to the policy by the annuity unit value for the particular subaccount on the date the payment is made.

Death Benefit

Adjusted Partial Withdrawal. The amount of your guaranteed minimum death benefit is reduced due to a partial withdrawal called the adjusted partial withdrawal. The reduction amount depends on the relationship between your guaranteed minimum death benefit and policy value. The adjusted partial withdrawal is the sum of (1) and (2), where:

  (1) The surrender charge-free withdrawal amount taken; and

  (2) The amount that an excess partial withdrawal (the portion of a withdrawal that can be subject to a surrender charge) reduces the policy value times [(a) divided by (b)] where:

    (a) is the amount of the death benefit prior to the excess partial withdrawal; and

    (b) is the policy value prior to the excess partial withdrawal.

The following examples describe the effect of a withdrawal on the guaranteed minimum death benefit and policy value.

                                 EXAMPLE 1

                        (Assumed Facts for Example)

----------------------------------------------------------------------------------------------
  $75,000  current guaranteed minimum death benefit before withdrawal
----------------------------------------------------------------------------------------------
  $50,000  current policy value before withdrawal
----------------------------------------------------------------------------------------------
  $75,000  current death benefit (larger of policy value and guaranteed minimum death benefit)
----------------------------------------------------------------------------------------------
  6%       current surrender charge percentage
----------------------------------------------------------------------------------------------
  $15,000  requested withdrawal
----------------------------------------------------------------------------------------------
  $10,000  surrender charge-free amount (assumes 20% cumulative free percentage is available)
----------------------------------------------------------------------------------------------
  $ 5,000  excess partial withdrawal (amount subject to surrender charge)
----------------------------------------------------------------------------------------------
  $   100  excess interest adjustment--
           (assumes interest rates have decreased since initial guarantee)
----------------------------------------------------------------------------------------------
  $   294  surrender charge on(excess partial withdrawal less excess interest adjustment) = 0.06*(5000 - 100)
----------------------------------------------------------------------------------------------
  $ 5,194  reduction in policy value due to excess partial withdrawal = 5000 - 100 + 294
----------------------------------------------------------------------------------------------
  $17,791  adjusted partial withdrawal = $10,000 + [$5,194* (75,000/50,000)]
----------------------------------------------------------------------------------------------
  $57,209  new guaranteed minimum death benefit (after withdrawal) = 75,000 - 17,791
----------------------------------------------------------------------------------------------
  $34,806  new policy value (after withdrawal) = 50,000 - 10,000 - 5,194

Summary:
--------
Reduction in guaranteed minimum death benefit  = $17,791
Reduction in policy value                      = $15,194

Note, guaranteed minimum death benefit is reduced more than the policy value since the guaranteed minimum death benefit was greater than the policy value just prior to the withdrawal.

                                   EXAMPLE 2
                          (Assumed Facts for Example)

-------------------------------------------------------------------------------------------------
  $50,000  current guaranteed minimum death benefit before withdrawal
-------------------------------------------------------------------------------------------------
  $75,000  current policy value before withdrawal
-------------------------------------------------------------------------------------------------
  $75,000  current death benefit (larger of policy value and guaranteed minimum death benefit)
-------------------------------------------------------------------------------------------------
  6%       current surrender charge percentage
-------------------------------------------------------------------------------------------------
  $15,000  requested withdrawal
-------------------------------------------------------------------------------------------------
  $11,250  surrender charge-free amount (assumes 15% cumulative free percentage is available)
-------------------------------------------------------------------------------------------------
  $ 3,750  excess partial withdrawal (amount subject to surrender charge)
-------------------------------------------------------------------------------------------------
  $ -100   excess interest adjustment--
           (assumes interest rates have increased since initial guarantee)
-------------------------------------------------------------------------------------------------
  $   231  surrender charge on
           (excess partial withdrawal less excess interest adjustment) = 0.06*[(3750 - ( - 100))]
-------------------------------------------------------------------------------------------------
  $ 4,081  reduction in policy value due to excess partial withdrawal = 3750 -
           (-100) + 231 = 3750 + 100 + 231
-------------------------------------------------------------------------------------------------
  $15,331  adjusted partial withdrawal = $11,250 + [$4,081* (75,000/75,000)]
-------------------------------------------------------------------------------------------------
  $34,669  new guaranteed minimum death benefit (after withdrawal) = 50,000 - 15,331
-------------------------------------------------------------------------------------------------
  $59,669  new policy value (after withdrawal) = 75,000 - 11,250 - 4,081

Summary:
--------
Reduction in guaranteed minimum death benefit  = $15,331
Reduction in policy value                      = $15,331

Note, guaranteed minimum death benefit and policy value are reduced by the same amount since the policy value was higher than the guaranteed minimum death benefit just prior to the withdrawal.

Due proof of death of the annuitant is proof that the annuitant who is the owner died prior to the commencement of annuity payments. A certified copy of a death certificate, a certified copy of a decree of a court of competent jurisdiction as to the finding of death, a written statement by the attending physician, or any other proof satisfactory to PFL, will constitute due proof of death. Upon receipt of this proof and an election of a method of settlement and return of the policy, the death benefit generally will be paid within seven days, or as soon thereafter as PFL has sufficient information about the beneficiary to make the payment. The beneficiary may receive the amount payable in a lump sum cash benefit, or, subject to any limitation under any state or federal law, rule, or regulation, under one of the annuity payment options described above, unless a settlement agreement is effective at the death of the owner preventing such election.

Distribution Requirements. If the annuitant was the owner, and the beneficiary was not the annuitant's spouse, the death benefit must (1) be distributed within five years of the date of the deceased owner's death, or (2) payments under an annuity payment option must begin no later than one year after the deceased owner's death and must be made for the beneficiary's lifetime or for a period certain (so long as any period certain does not exceed the beneficiary's life expectancy). Death proceeds which are not paid to or for the benefit of a natural person must be distributed within five years of the date of the deceased owner's death. If the sole beneficiary is the deceased owner's surviving spouse, such spouse may elect to continue the policy as the new annuitant and owner instead of receiving the death benefit. (See "Certain Federal Income Tax Consequences")

If the annuitant is not the owner, and the owner dies prior to the annuity commencement date, a successor owner may surrender the policy at any time for the amount of the adjusted policy value. If the successor owner is not the deceased owner's spouse, however, the adjusted policy value must be distributed: (1) within five years after the date of the deceased owner's death, or (2) payments under an annuity payment option must begin no later than one year after the deceased owner's death and must be made for the successor owner's lifetime or for a period certain (so long as any period certain does not exceed the successor owner's life expectancy).

Beneficiary. The beneficiary designation in the application will remain in effect until changed. The owner may change the designated beneficiary by sending written notice to PFL. The beneficiary's consent to such change is not required unless the beneficiary was irrevocably designated or law requires consent. (If an irrevocable beneficiary dies, the owner may then designate a new beneficiary.) The change will take effect as of the date the owner signs the written notice, whether or not the owner is living when the Notice is received by PFL. PFL will not be liable for any payment made before the written notice is received. If more than one beneficiary is designated, and the owner fails to specify their interests, they will share equally.

Death of Owner

Federal tax law requires that if any owner (including any joint owner or any successor owner who has become a current owner) dies before the annuity commencement date, then the entire value of the policy must generally be distributed within five years of the date of death of such owner. Certain rules apply where (1) the spouse of the deceased owner is the sole beneficiary; (2) the owner is not a natural person and the primary annuitant dies or is changed; or (3) any owner dies after the annuity commencement date. See "Certain Federal Income Tax Consequences" below for more information about these rules. Other rules may apply to qualified policies.

Assignment

During the lifetime of the annuitant the owner may assign any rights or benefits provided by the policy if your policy is a nonqualified policy. An assignment will not be binding on PFL until a copy has been filed at its administrative and service office. The rights and benefits of the owner and beneficiary are subject to the rights of the assignee. PFL assumes no responsibility for the validity or effect of any assignment. Any claim made under an assignment shall be subject to proof of interest and the extent of the assignment. An assignment may have tax consequences.

Unless the owner so directs by filing written notice with PFL, no beneficiary may assign any payments under the policy before they are due. To the extent permitted by law, no payments will be subject to the claims of any beneficiary's creditors.

Ownership under qualified policies is restricted to comply with the Code.

Evidence of Survival

PFL reserves the right to require satisfactory evidence that a person is alive if a payment is based on that person being alive. No payment will be made until PFL receives such evidence.

Non-Participating

The policy will not share in PFL's surplus earnings; no dividends will be paid.

Amendments

No change in the policy is valid unless made in writing by PFL and approved by one of PFL's officers. No registered representative has authority to change or waive any provision of the policy.

PFL reserves the right to amend the policy to meet the requirements of the Code, regulations or published rulings. You can refuse such a change by giving written notice, but a refusal may result in adverse tax consequences.

Employee and Agent Purchases

The policy may be acquired by an employee or registered representative of any broker/dealer authorized to sell the policy or their spouse or minor children, or by an officer, director, trustee or bona-fide full-time employee of PFL or its affiliated companies or their spouse or minor children. In such a case, PFL may credit an amount equal to a percentage of each premium payment to the policy due to lower acquisition costs PFL experiences on those purchases. The credit will be reported to the Internal Revenue Service as taxable income to the employee or registered representative. PFL may offer certain employer sponsored savings plans, in its discretion reduced fees and charges including, but not limited to, the annual service charge, the surrender charges, the mortality and expense risk fee and the administrative charge for certain sales under circumstances which may result in savings of certain costs and expenses. In addition, there may be other circumstances of which PFL is not presently aware which could result in reduced sales or distribution expenses. Credits to the policy or reductions in these fees and charges will not be unfairly discriminatory against any owner.

                    CERTAIN FEDERAL INCOME TAX CONSEQUENCES

The following summary does not constitute tax advice. It is a general discussion of certain of the expected federal income tax consequences of investment in and distributions with respect to a policy, based on the Internal Revenue Code of 1986, as amended, proposed and final Treasury Regulations thereunder, judicial authority, and current administrative rulings and practice. This summary discusses only certain federal income tax consequences to "United States Persons," and does not discuss state, local, or foreign tax consequences. United States Persons means citizens or residents of the United States, domestic corporations, domestic partnerships and trusts or estates that are subject to United States federal income tax regardless of the source of their income.

Tax Status of the Policy

The following discussion is based on the assumption that the policy qualifies as an annuity contract for federal income tax purposes.

Diversification Requirements. Section 817(h) of the Code provides that in order for a variable contract which is based on a segregated asset account to qualify as an annuity contract under the Code, the investments made by such account must be "adequately diversified" in accordance with Treasury regulations. The Treasury regulations issued under Section 817(h) (Treas. Reg. ((S)) 1.817-5) apply a diversification requirement to each of the subaccounts of the separate account. The separate account, through the underlying funds and their portfolios, intends to comply with the diversification requirements of the Treasury. PFL has entered into agreements regarding participation in the Retirement Income Builder that require the underlying funds and their portfolios to be operated in compliance with the Treasury regulations.

Owner Control. In certain circumstances, owners of variable annuity contracts may be considered the owners, for federal income tax purposes, of the assets of the separate account used to support their contracts. In those circumstances, income and gains from the separate account assets would be includable in the variable annuity contractowner's gross income. Several years ago, the Internal Revenue Service stated in published rulings that a variable contractowner will be considered the owner of separate account assets if the contractowner possesses incidents of ownership in those assets, such as the ability to exercise investment control over the assets. More recently, the Treasury Department announced, in connection with the issuance of regulations concerning investment diversification, that those regulations "do not provide guidance concerning the circumstances in which investor control of the investments of a segregated asset account may cause the investor, rather than the insurance company, to be treated as the owner of the assets in the account." This announcement also stated that guidance would be issued by way of regulations or rulings on the "extent to which policyholders may direct their investments to particular subaccounts without being treated as owners of underlying assets."

The ownership rights under the contract are similar to, but different in certain respects from those described by the IRS in rulings in which it was determined that contractowners were not owners of separate account assets. For example, the owner of a policy has the choice of one or more subaccounts in which to allocate premiums and policy values, and may be able to transfer among these accounts more frequently than in such rulings. These differences could result in policyowners being treated as the owners of the assets of the separate account. In addition, PFL does not know what standards will be set forth, if any, in the regulations or rulings which the Treasury Department has stated it expects to issue. PFL therefore reserves the right to modify the policies as necessary to attempt to prevent the policyowners from being considered the owners of a pro rata share of the assets of the separate account.

Distribution Requirements. The Code also requires that nonqualified policies contain specific provisions for distribution of policy proceeds upon the death of any owner. In order to be treated as an annuity contract for federal income tax purposes, the Code requires that such policies provide that if any owner dies on or after the annuity commencement date and before the entire interest in the policy has been distributed, the remaining portion must be distributed at least as rapidly as under the method in effect on such owner's death. If any owner dies before the annuity commencement date, the entire interest in the policy must generally be distributed within five years after such owner's date of death or be applied to provide an immediate annuity under which payments will begin within one year of such owner's death and will be made for the life of the beneficiary 0 or for a period not extending beyond the life expectancy of the beneficiary. However, if such owner's death occurs prior to the annuity commencement date, and such owner's surviving spouse is named the beneficiary, then the policy may be continued with the surviving spouse as the new owner. If any owner is not a natural person, then for purposes of these distribution requirements, the primary annuitant shall be treated as the owner and any death or change of such primary annuitant shall be treated as the death of an owner. The policy contains provisions intended to comply with these requirements of the Code. No regulations interpreting these requirements of the Code have yet been issued and thus no assurance can be given that the provisions contained in the policies satisfy all such Code requirements. The provisions contained in the policies will be reviewed and modified if necessary to maintain their compliance with the Code requirements when clarified by regulation or otherwise.

Withholding. The portion of any distribution under a policy that is includable in gross income will be subject to federal income tax withholding unless the recipient of such distribution elects not to have federal income tax withheld. Election forms will be provided at the time distributions are requested or made. The withholding rate varies according to the type of distribution and the owner's tax status. For qualified policies, "eligible rollover distributions" from Section 401(a) plans, Section 403(a) annuities, and Section 403(b) tax-sheltered annuities are subject to a mandatory federal income tax withholding of 20%. An eligible rollover distribution is the taxable portion of any distribution from such a plan, except certain distributions such as distributions required by the Code or distributions in a specified annuity form. The 20% withholding does not apply, however, if the owner chooses a "direct rollover" from the plan to another tax-qualified plan or IRA. Different withholding requirements may apply in the case of non-United States persons.

Qualified Policies. The qualified policy is designed for use with several types of tax-qualified retirement plans. The tax rules applicable to participants and beneficiaries in tax-qualified retirement plans vary according to the type of plan and the terms and conditions of the plan. Special favorable tax treatment may be available for certain types of contributions and distributions. Adverse tax consequences may result from contributions in excess of specified limits; distributions prior to age 59 1/2 (subject to certain exceptions); distributions that do not conform to specified commencement and minimum distribution rules; and in other specified circumstances. Some retirement plans are subject to distribution and other requirements that are not incorporated into the policies or PFL's policy administration procedures. Owners, participants and beneficiaries are responsible for determining that contributions, distributions and other transactions with respect to the policies comply with applicable law.

For qualified plans under Section 401(a), 403(a), 403(b), and 457, the Code requires that distributions generally must commence no later than the later of April 1 of the calendar year following the calendar year in which the owner (or plan participant) (i) reaches age 70 1/2 or (ii) retires, and must be made in a specified form or manner. If the plan participant is a "5 percent owner" (as defined in the Code), or if the policy is a traditional individual retirement annuity, then distributions generally must begin no later than April 1 of the calendar year in which the owner (or plan participant) reaches age 70 1/2. Each owner is responsible for requesting distributions under the policy that satisfy applicable tax rules.

PFL makes no attempt to provide more than general information about use of the policy with the various types of retirement plans. Purchasers of policies for use with any retirement plan should consult their legal counsel and tax adviser regarding the suitability of the policy.

Individual Retirement Annuities. In order to qualify as a traditional individual retirement annuity under Section 408(b) of the Code, a policy must contain certain provisions: (i) the owner must be the annuitant; (ii) the policy generally is not transferable by the owner, e.g., the owner may not designate a new owner, designate a successor owner or assign the policy as collateral security; (iii) the total premium payments for any calendar year on behalf of any individual may not exceed $2,000, except in the case of a rollover amount or contribution under Sections 402(c), 403(a)(4), 403(b)(8) or 408(d)(3) of the Code; (iv) annuity payments or partial withdrawals must begin no later than April 1 of the calendar year following the calendar year in which the annuitant attains age 70 1/2; (v) an annuity payment option with a Period Certain that will guarantee annuity payments beyond the life expectancy of the annuitant and the beneficiary may not be selected; (vi) certain payments of death benefits must be made in the event the annuitant dies prior to the distribution of the policy value; and (vii) the entire interest of the owner is non-forfeitable. Policies intended to qualify as traditional individual retirement annuities under Section 408(b) of the Code contain such provisions. Amounts in the IRA (other than nondeductible contributions) are taxed when distributed from the IRA. Distributions prior to age 59 1/2 (unless certain exceptions apply) are subject to a 10% penalty tax.

No part of the funds for an individual retirement account (including a Roth
IRA) or annuity may be invested in a life insurance contract, but the regulations thereunder allow such funds to be invested in an annuity policy that provides a death benefit that equals the greater of the premiums paid or the cash value for the contract. The policy provides an enhanced death benefit that could exceed the amount of such a permissible death benefit, but it is unclear to what extent such an enhanced death benefit could disqualify the policy as an IRA. The Internal Revenue Service has not reviewed the policy for qualification as an IRA, and has not addressed in a ruling of general applicability whether an enhanced death benefit provision, such as the provision in the policy, comports with IRA qualification requirements.

Roth Individual Retirement Annuities (Roth IRA). The Roth IRA, under Section 408A of the Code, contains many of the same provisions as a traditional IRA. However, there are some differences. First, the contributions are not deductible and must be made in cash or as a rollover or transfer from another Roth IRA or other IRA. A rollover from or conversion of an IRA to a Roth IRA may be subject to tax and other special rules may apply to the rollover or conversion and to distributions attributable thereto. You should consult a tax adviser before combining any converted amounts with any other Roth IRA contributions, including any other conversion amounts from other tax years. The Roth IRA is available to individuals with earned income and whose modified adjusted gross income is under $110,000 for single filers, $160,000 for married filing jointly, and $10,000 for married filing separately. The amount per individual that may be contributed to all IRAs (Roth and traditional) is $2,000. Secondly, the distributions are taxed differently. The Roth IRA offers tax-free distributions when made 5 tax years after the first contribution to any Roth IRA of the individual and made after attaining age 59 1/2, to pay for qualified first time homebuyer expenses (lifetime maximum of $10,000) or due to death or disability. All other distributions are subject to income tax when made from earnings and may be subject to a premature withdrawal penalty tax unless an exception applies. Unlike the traditional IRA, there are no minimum required distributions during the owner's lifetime; however, required distributions at death are generally the same.

Section 403(b) Plans. Under Section 403(b) of the Code, payments made by public school systems and certain tax exempt organizations to purchase policies for their employees are excludable from the gross income of the employee, subject to certain limitations. However, such payments may be subject to FICA (Social Security) taxes. The policy includes a death benefit that in some cases may exceed the greater of the premium payments or the policy value. The death benefit could be characterized as an incidental benefit, the amount of which is limited in any tax-sheltered annuity under Section 403(b). Because the death benefit may exceed this limitation, employers using the policy in connection with such plans should consult their tax adviser. Additionally, in accordance with the requirements of the Code, Section 403(b) annuities generally may not permit distribution of (i) elective contributions made in years beginning after December 31, 1988, and (ii) earnings on those contributions and (iii) earnings on amounts attributed to elective contributions held as of the end of the last year beginning before January 1, 1989. Distributions of such amounts will be allowed only upon the death of the employee, on or after attainment of age 59 1/2, separation from service, disability, or financial hardship, except that income attributable to elective contributions may not be distributed in the case of hardship.

Corporate Pension and Profit Sharing Plans and H.R. 10 Plans. Sections 401(a) and 403(a) of the Code permit corporate employers to establish various types of retirement plans for employees and self-employed individuals to establish qualified plans for themselves and their employees. Such retirement plans may permit the purchase of the policies to accumulate retirement savings. Adverse tax consequences to the plan, the participant or both may result if the policy is assigned or transferred to any individual as a means to provide benefit payments. The policy includes a death benefit that in some cases may exceed the greater of the premium payments or the policy value. The death benefit could be characterized as an incidental benefit, the amount of which is limited in an pension or profit-sharing plan. Because the death benefit may exceed this limitation, employers using the policy in connection with such plans should consult their tax adviser.

Deferred Compensation Plans. Section 457 of the Code, while not actually providing for a qualified plan (as that term is not used in the Code), provides for certain deferred compensation plans with respect to service for state governments, local governments, political sub-divisions, agencies, instrumentalities and certain affiliates of such entities, and tax exempt organizations. The policies can be used with such plans. Under such plans a participant may specify the form of investment in which his or her participation will be made. For non-governmental 457 plans, all such investments, however, are owned by, and are subject to, the claims of the general creditors of the sponsoring employer. Depending on the terms of the particular plan, a non-governmental employer may be entitled to draw on deferred amounts for purposes unrelated to its Section 457 plan obligations. In general, all amounts received under a Section 457 plan are taxable and are subject to federal income tax withholding as wages.

Non-natural Persons. Pursuant to Section 72(u) of the code, an annuity contract held by a taxpayer other than a natural person generally will not be treated as an annuity contract under the code; accordingly, an owner who is not a natural person will recognize as ordinary income for a taxable year the excess of (i) the sum of the cash value as of the close of the taxable year and all previous distributions under the policy over (ii) the sum of the premium payments paid for the taxable year and any prior taxable year and the amounts includable in gross income for any prior taxable year with respect to the policy. For these purposes, the policy value at year end may have to be increased by any positive excess interest adjustment which could result from a full surrender at such time. There is, however, no definitive guidance on the proper tax treatment of excess interest adjustments and the owner should contact a competent tax adviser with respect to the potential tax consequences of an excess interest adjustment. Notwithstanding the preceding sentences in that paragraph, Section 72(u) of the code does not apply to (i) a policy where the nominal owner is not a natural person but the beneficial owner of which is a natural person, (ii) a policy acquired by the estate of a decedent by reason of such decedent's death, (iii) a qualified policy (other than one qualifying under Section 457) or (iv) a single-payment annuity where the commencement date is no later than one year from the date of the single premium payment; such policies are taxed as described in the prospectus.

Taxation of PFL

PFL at present is taxed as a life insurance company under part I of subchapter L of the code. The separate account is treated as part of PFL and, accordingly, will not be taxed separately as a "regulated investment company" under subchapter M of the code. PFL does not expect to incur any federal income tax liability with respect to investment income and net capital gains arising from the activities of the separate account retained as part of the reserves under the policy. Based on this expectation, it is anticipated that no charges will be made against the separate account for federal income taxes. If, in future years, any federal income taxes are incurred by PFL with respect to the separate account, PFL may make a charge to the separate account.

                             INVESTMENT EXPERIENCE

A "Net Investment Factor" is used to determine the value of accumulation units and annuity units, and to determine annuity payment rates.

Accumulation Units

Allocations of a premium payment directed to a subaccount are credited in the form of accumulation units. Each subaccount has a distinct accumulation unit value. The number of units credited is determined by dividing the premium payment or amount transferred to the subaccount by the accumulation unit value of the subaccount as of the end of the valuation period during which the allocation is made. For each subaccount, the accumulation unit value for a given business day is based on the net asset value of a share of the corresponding portfolio of the underlying funds less any applicable charges or fees. The investment performance of the portfolio, expenses, and deductions of certain charges affect the value of an accumulation unit.

Upon allocation to the selected subaccount of the separate account, premium payments are converted into accumulation units of the subaccount. The number of accumulation units to be credited is determined by dividing the dollar amount allocated to each subaccount by the value of an accumulation unit for that subaccount as next determined after the premium payment is received at the administrative and service office or, in the case of the initial premium payment, when the application is completed, whichever is later. The value of an accumulation unit was arbitrarily established at $1.000000 at the inception of each subaccount. Thereafter, the value of an accumulation unit is determined as of the close of trading on each day the New York Stock Exchange is open for business.

An index (the "Net Investment Factor") which measures the investment performance of a subaccount during a valuation period, is used to determine the value of an accumulation unit for the next subsequent valuation period. The Net Investment Factor may be greater or less than or equal to one;

therefore, the value of an accumulation unit may increase, decrease or remain the same from one valuation period to the next. The owner bears this investment risk. The net investment performance of a subaccount and deduction of certain charges affect the accumulation unit value.

The Net Investment Factor for any subaccount for any valuation period is determined by dividing (a) by (b) and subtracting (c) from the result, where:

  (a) is the net result of:

    (1) the net asset value per share of the shares held in the subaccount determined at the end of the current valuation period, plus

    (2) the per share amount of any dividend or capital gain distribution made with respect to the shares held in the subaccount if the ex-dividend date occurs during the current valuation period, plus or minus

    (3) a per share credit or charge for any taxes determined by PFL to have resulted from the investment operations of the subaccount;

  (b) the net asset value per share of the shares held in the subaccount determined as of the end of the immediately preceding valuation period; and

  (c) is the charge for mortality and expense risk during the valuation period (equal on an annual basis to 1.10% for the Return of Premium Death Benefit and 1.25% for both the 5% Annually Compounding Death Benefit or the Annual Step-Up Death Benefit) of the daily net asset value of the subaccount0, plus the .15% administrative charge for all three Death Benefit Options.

              Illustration of Accumulation Unit Value Calculations

       Formula and Illustration for Determining the Net Investment Factor

          (Assume Either the 5% Annually Compounding Death Benefit or the Annual Step-Up Death Benefit is in effect.)

Investment Experience Factor = (A + B - C) - E
                               -----------
                                    D

 Where: A = The Net Asset Value of an underlying fund share as of the end of the current valuation period.
            Assume.....................................A = $11.57
        B = The per share amount of any dividend or capital gains distribution since the end of the immediately preceding valuation period.
            Assume..........................................B = 0
        C = The per share charge or credit for any taxes reserved for at the end of the current valuation period.
            Assume..........................................C = 0
        D = The Net Asset Value of an underlying fund share at the end of the immediately preceding valuation period.
            Assume.....................................D = $11.40
        E = The daily deduction for mortality and expense risk fee and administrative charges, which totals 1.40% on an annual basis.
            On a daily basis....................... = .0000380909

Then, the Investment Experience Factor = (11.57 + 0 - 0) -.0000380909 = Z =
1.0148741898                             ---------------
                                              11.40

        Formula and Illustration for Determining Accumulation Unit Value

Accumulation Unit Value = A * B

 Where: A = The accumulation unit value for the immediately preceding valuation period.
            Assume............................................ = $X
        B = The Net Investment Factor for the current valuation period.
            Assume............................................. = Y

Then, the accumulation unit value = $X * Y = $Z

Annuity Unit Value and Annuity Payment Rates

The amount of variable annuity payments will vary with annuity unit values. Annuity unit values rise if the net investment performance of the subaccount exceeds the assumed interest rate of 5% annually.

Conversely, annuity unit values fall if the net investment performance of the subaccount is less than the assumed rate. The value of a variable annuity unit in each subaccount was established at $1.00 on the date operations began for that subaccount. The value of a variable annuity unit on any subsequent business day is equal to (a) multiplied by (b) multiplied by (c), where:

  (a) is the variable annuity unit value for that subaccount on the immediately preceding business day;

  (b) is the net investment factor for that subaccount for the valuation period; and

  (c) is the investment result adjustment factor for the valuation period.

The investment result adjustment factor for the valuation period is the product of discount factors of .99986634 per day to recognize the 5% effective annual Assumed Investment Return. The valuation period is the period from the close of the immediately preceding business day to the close of the current business day.

The net investment factor for the policy used to calculate the value of a variable annuity unit in each subaccount for the valuation period is determined by dividing (i) by (ii) and subtracting (iii) from the result, where:

  (i) is the result of:

    (1) the net asset value of a fund share held in that subaccount determined at the end of the current valuation period; plus

    (2) the per share amount of any dividend or capital gain distributions made by the fund for shares held in that subaccount if the ex-dividend date occurs during the valuation period; plus or minus

    (3) a per share charge or credit for any taxes reserved for, which PFL determines to have resulted from the investment operations of the subaccount.

  (ii) is the net asset value of a fund share held in that subaccount determined as of the end of the immediately preceding valuation period.

  (iii) is a factor representing the mortality and expense risk fee and administrative charge. This factor is equal, on an annual basis, to 1.25% (for Death Benefit Option A) or 1.40% (for Death Benefit Options B and C) of the daily net asset value of a fund share held in that subaccount.

The dollar amount of subsequent variable annuity payments will depend upon changes in applicable annuity unit values.

The annuity payment rates vary according to the annuity option elected and the sex and adjusted age of the annuitant at the annuity commencement date. The policy also contains a table for determining the adjusted age of the annuitant.

              Illustration of Calculations for Annuity Unit Value
                         and Variable Annuity Payments

          Formula and Illustration for Determining Annuity Unit Value

Annuity unit value = A * B * C

 Where: A = Annuity unit value for the immediately preceding valuation period.
            Assume..............................................= $X
        B = Investment Experience Factor for the valuation period for which the annuity unit value is being calculated.
            Assume..............................................=  Y
        C = A factor to neutralize the assumed interest rate of 5% built into the annuity tables used.
            Assume..............................................=  Z

Then, the annuity unit value is:

  $X * Y * Z = $Q

                    Formula and Illustration for Determining
                Amount of First Monthly Variable Annuity Payment

First monthly variable annuity payment = A * B
                                        -------
                                        $1,000

 Where: A = The policy value as of the annuity commencement date.
            Assume..........................................= $X
        B = The Annuity purchase rate per $1,000 based upon the option selected, the sex and adjusted age of the annuitant according to the tables contained in the policy.
            Assume..........................................= $Y

Then, the first monthly variable annuity payment = $X * $Y = $Z
                                                  ---------
                                                    1,000

      Formula and Illustration for Determining the Number of Annuity Units
              Represented by Each Monthly Variable Annuity Payment

Number of annuity units = A
                          -
                          B

 Where: A = The dollar amount of the first monthly variable annuity payment.
            Assume............................................= $X
        B = The annuity unit value for the valuation date on which the first monthly payment is due.
            Assume............................................= $Y

Then, the number of annuity units = $X = Z
                                    --
                                    $Y

             FAMILY INCOME PROTECTOR -- ADDITIONAL INFORMATION

The amounts shown below are hypothetical guaranteed minimum monthly payment amounts under the "family income protector" for a $100,000 premium when annuity payments do not begin until the rider anniversary indicated in the left-hand column. These figures assume the following:

 .there were no subsequent premium payments, or withdrawals;

 .there were no premium taxes;

 .the $100,000 premium is subject to the family income protector;

 .the annuitant is (or both annuitants are) 60 years old when the rider is issued;

 . the annual growth rate is 6.0% (once established an annual growth rate will not change during the life of the family income protector rider); and

 .there was no upgrade of the minimum annuitization value.

Six different annuity payment options are illustrated: a male annuitant, a female annuitant and a joint and survivor annuity, each on a Life Only and a Life with 10 Year Certain basis. The figures below, which are the amount of the first monthly payment, are based on an assumed investment return of 3%. Subsequent payments will never be less than the amount of the first payment (although subsequent payments are calculated using a 5% assumed investment return).

Illustrations of guaranteed minimum payments based on other assumptions will be provided upon request.

Life Only = Life Annuity with No Period Certain
                                          Life 10 = Life Annuity with 10 Years
                                           Certain

  Rider Anniversary at
  Exercise Date                Male             Female       Joint & Survivor
------------------------------------------------------------------------------
                         Life Only Life 10 Life Only Life 10 Life Only Life 10
------------------------------------------------------------------------------
      10 (age 70)         $1,135   $1,067    $ 976    $ 949    $ 854    $ 852
------------------------------------------------------------------------------
           15              1,833    1,634    1,562    1,469    1,332    1,318
------------------------------------------------------------------------------
      20 (age 80)          3,049    2,479    2,597    2,286    2,145    2,078

This hypothetical illustration should not be deemed representative of past or future performance of any underlying variable investment option.

Withdrawals will affect the minimum annuitization value as follows: Each policy year, withdrawals up to the limit of the total free amount (the minimum annuitization value on the last policy anniversary multiplied by the annual growth rate) reduce the minimum annuitization value on a dollar-for-dollar basis. Withdrawals over this free amount will reduce the minimum annuitization value on a pro rata basis by an amount equal to the minimum annuitization value immediately prior to the excess withdrawal multiplied by the percentage reduction in the policy value resulting from the excess withdrawal. The free amount will always be a relatively small fraction of the minimum annuitization value.

Examples of the effect of withdrawals on the minimum annuitization value are as follows:

                                   EXAMPLE 1
--------------------------------------------------------------------------------
                                  Assumptions

------------------------------------------------------------------------------------
  . minimum annuitization value on last policy anniversary: $10,000
------------------------------------------------------------------------------------
  . minimum annuitization value at time of distribution:    $10,500
------------------------------------------------------------------------------------
  . policy value at time of distribution:                   $15,000
------------------------------------------------------------------------------------
  . distribution amount:                                    $500
------------------------------------------------------------------------------------
  . prior distribution in current policy year:              None
------------------------------------------------------------------------------------
                                  Calculations
------------------------------------------------------------------------------------
  . maximum annual free amount:                             $10,000 x 6% = $600
------------------------------------------------------------------------------------
  . policy value after distribution:                        $15,000 - $500 = $14,500
------------------------------------------------------------------------------------
  . minimum annual value after distribution:                $10,500 - $500 = $10,000

                                   EXAMPLE 2
--------------------------------------------------------------------------------
                                  Assumptions

------------------------------------------------------------------------------
  . minimum annuitization value on last policy anniversary: $10,000
------------------------------------------------------------------------------
  . minimum annuitization value at time of distribution:    $10,500
------------------------------------------------------------------------------
  . policy value at time of distribution:                   $15,000
------------------------------------------------------------------------------
  . distribution amount:                                    $1,500
------------------------------------------------------------------------------
  . prior distribution in current policy year:              $1,000
------------------------------------------------------------------------------
                                  Calculations
------------------------------------------------------------------------------
  . maximum annual free amount:                             $0.0
------------------------------------------------------------------------------
   (prior distributions have exceeded the current year free amount of $600
   [$10,000 x 6% = $600])
------------------------------------------------------------------------------
  . policy value after distribution:                        $15,000 - $1,500 =
                                                            $13,500
------------------------------------------------------------------------------
   (since the policy value is reduced 10% ($1,500/$15,000), the minimum annuitization value is also reduced 10%)
------------------------------------------------------------------------------
  . minimum annual value after distribution:                $10,500 - (10% x
                                                            $10,500) = $9,450
------------------------------------------------------------------------------

                                 EXAMPLE 3
--------------------------------------------------------------------------------

                                Assumptions

------------------------------------------------------------------------------------
  .minimum annuitization value on last policy anniversary: $10,000
------------------------------------------------------------------------------------
  .minimum annuitization value at time of distribution:    $10,500
------------------------------------------------------------------------------------
  .policy value at time of distribution:                   $7,500
------------------------------------------------------------------------------------
  .distribution amount:                                    $1,500
------------------------------------------------------------------------------------
  .prior distribution in current policy year:              $1,000
------------------------------------------------------------------------------------
                                  Calculations
------------------------------------------------------------------------------------
  .maximum annual free amount:                             $0.0
------------------------------------------------------------------------------------
   (prior distributions have exceeded the current year free amount of $600 [$10,000
   x 6% = $600])
------------------------------------------------------------------------------------
  .policy value after distribution:                        $7,500 - $1,500 = $6,000
------------------------------------------------------------------------------------
   (since the policy value is reduced 20% ($1,500/$7,500), the minimum annuitization value is also reduced 20%)
------------------------------------------------------------------------------------
  .minimum annual value after distribution:                $10,500 - (20% x
                                                           $10,500) = $8,400
------------------------------------------------------------------------------------

The amount of the first payment provided by the family income protector will be determined by multiplying each $1,000 of minimum annuitization value by the applicable annuity factor shown on Schedule I of the family income protector rider. The applicable annuity factor depends upon the annuitant's (and joint annuitant's, if any) sex (or without regard to gender if required by law), age, and the family income protector payment option selected and is based on a guaranteed interest rate of 3% and the "1983 Table a" mortality table with projection using projection Scale G Factors, asuming a maturity date in the year 2000. Subsequent payments will be calculated as described in the family income protector rider using a 5% assumed investment return. Subsequent payments may fluctuate annually in accordance with the investment performance of the annuity subaccounts. However, subsequent payments are guaranteed to never be less than the initial payment.

The stabilized payment on each subsequent policy anniversary after annuitization using the family income protector will equal the greater of the initial payment or the payment supportable by the annuity units in the selected subaccounts. The supportable payment is equal to the number of variable annuity units in the selected subaccounts multiplied by the variable annuity unit values in those subaccounts on the date the payment is made. The variable annuity unit values used to calculate the supportable payment will assume a 5% assumed investment return. If the supportable payment at any payment date during a policy year is greater than the stabilized payment for that policy year, the excess will be used to purchase additional annuity units. Conversely, if the supportable payment at any payment date during a policy year is less than the stabilized payment for that policy year, there will be a reduction in the number of annuity units credited to the policy to fund the deficiency. In the case of a reduction, you will not participate as fully in the future investment performance of the subaccounts you selected since fewer annuity units are credited to your policy. Purchases and reductions will be allocated to each subaccount on a proportionate basis.

PFL bears the risk that it will need to make payments if all annuity units have been used in an attempt to maintain the stabilized payment at the initial payment level. In such an event, PFL will make all future payments equal to the initial payment. Once all the annuity units have been used, the amount of your payment will not increase or decrease and will not depend upon the performance of any subaccounts. To compensate PFL for this risk, a guaranteed payment fee will be deducted.

                          HISTORICAL PERFORMANCE DATA

Money Market Yields

PFL may from time to time disclose the current annualized yield of the Money Market Subaccount for a 7-day period in a manner which does not take into consideration any realized or unrealized gains or losses on shares of the portfolio securities. This current annualized yield is computed by determining the net change (exclusive of realized gains and losses on the sale of securities and unrealized appreciation and depreciation and income other than investment income) at the end of the 7-day period in the value of a hypothetical account having a balance of 1 unit at the beginning of the 7-day period, dividing such net change in account value by the value of the account at the beginning of the period to determine the base period return, and annualizing this quotient on a 365-day basis. The net change in account value reflects (i) net income from the portfolio attributable to the hypothetical account; and (ii) charges and deductions imposed under a policy that are attributable to the hypothetical account. The charges and deductions include the per unit charges for the hypothetical account for (i) the administrative charges; and (ii) the mortality and expense risk fee. Current Yield will be calculated according to the following formula:

                   Current Yield = ((NCS * ES)/UV) * (365/7)

Where:

NCS= The net change in the value of the portfolio (exclusive of realized gains and losses on the sale of securities and unrealized appreciation and depreciation and income other than investment income) for the 7-day period attributable to a hypothetical account having a balance of 1 subaccount unit.

ES=  Per unit expenses of the subaccount for the 7-day period.

UV=  The unit value on the first day of the 7-day period.

Because of the charges and deductions imposed under a policy, the yield for the Money Market Subaccount will be lower than the yield for the Money Market Portfolio. The yield calculations do not reflect the effect of any premium taxes or surrender charges that may be applicable to a particular policy. Surrender charges range from 6% to 0% of the amount of premium payments withdrawn based on the number of years since the premium payment was made. However, surrender charges will not be assessed after the tenth policy year.

PFL may also disclose the effective yield of the Money Market Subaccount for the same 7-day period, determined on a compounded basis. The effective yield is calculated by compounding the base period return according to the following formula:

              Effective Yield = (1 + ((NCS - ES)/UV))/365///7/ - 1

Where:

NCS= The net change in the value of the account (exclusive of realized gains and losses on the sale of securities and unrealized appreciation and depreciation and income other than investment income) for the 7-day period attributable to a hypothetical account having a balance of 1 subaccount unit.

ES=  Per unit expenses of the subaccount for the 7-day period.

UV=
     The unit value on the first day of the 7-day period.

The yield on amounts held in the Money Market Subaccount normally will fluctuate on a daily basis. Therefore, the disclosed yield for any given past period is not an indication or representation of future yields or rates of return. The Money Market Subaccount actual yield is affected by changes in interest rates on money market securities, average portfolio maturity of the Money Market Portfolio, the types and quality of portfolio securities held by the Money Market Portfolio and its operating expenses. For the seven days ended December 31, 1999, the yield of the Putnam VT Money Market Subaccount was 3.90%, and the effective yield was 3.97% for the Return of Premium Death Benefit. For the seven days ended December 31, 1999, the yield of the Putnam VT Money Market Subaccount was 3.74%, and the effective yield was 3.81% for the 5% Annually Compounding Death Benefit or Annual Step-Up Death Benefit.

Other Subaccount Yields

PFL may from time to time advertise or disclose the current annualized yield of one or more of the subaccounts of the separate account (except the Money Market Subaccount) for 30-day periods. The annualized yield of a subaccount refers to income generated by the subaccount over a specific 30-day period. Because the yield is annualized, the yield generated by a subaccount during the 30-day period is assumed to be generated each 30-day period over a 12-month period. The yield is computed by: (i) dividing the net investment income of the subaccount less subaccount expenses for the period, by (ii) the maximum offering price per unit on the last day of the period times the daily average number of units outstanding for the period, compounding that yield for a 6-month period, and (iii) multiplying that result by 2. Expenses attributable to the subaccount include (i) the administrative charge and (ii) the mortality and expense risk fee. The 30-day yield is calculated according to the following formula:

                Yield = 2 * ((((NI - ES)/(U * UV)) + 1)/6/ - 1)

Where:

NI= Net investment income of the subaccount for the 30-day period attributable to the subaccount's unit.

ES=  Expenses of the subaccount for the 30-day period.

U=   The average number of units outstanding.

UV= The unit value at the close (highest) of the last day in the 30-day period.

Because of the charges and deductions imposed by the separate account, the yield for a subaccount of the separate account will be lower than the yield for its corresponding portfolio. The yield calculations do not reflect the effect of any premium taxes or surrender charges that may be applicable to a particular policy. Surrender charges range from 6% to 0% of the amount of premium payments withdrawn based on the number of years since the premium payment was made. However, surrender charges will not be assessed after the tenth policy year.

The yield on amounts held in the subaccounts of the separate account normally will fluctuate over time. Therefore, the disclosed yield for any given past period is not an indication or representation of future yields or rates of return. The types and quality of its investments and its operating expenses affect a subaccount's actual yield.

Total Returns

PFL may from time to time also advertise or disclose total returns for one or more of the subaccounts of the separate account for various periods of time. One of the periods of time will include the period measured from the date the subaccount commenced operations. When a subaccount has been in operation for 1, 5 and 10 years, respectively, the total return for these periods will be provided. Total returns for other periods of time may from time to time also be disclosed. Total returns represent the average annual compounded rates of return that would equate an initial investment of $1,000 to the redemption value of that investment as of the last day of each of the periods. The ending date for each period for which total return quotations are provided will be for the most recent month end practicable, considering the type and media of the communication and will be stated in the communication.

Total returns will be calculated using subaccount unit values which PFL calculates on each business day based on the performance of the subaccount's underlying portfolio, and the deductions for the mortality and expense risk fee and the administrative charges. Total return calculations will reflect the effect of surrender charges that may be applicable to a particular period. The total return will then be calculated according to the following formula:

                                P (1 + T)N = ERV

Where:

T = The average annual total return net of subaccount recurring charges.

ERV = The ending redeemable value of the hypothetical account at the end of the period.

P = A hypothetical initial payment of $1,000.

N = The number of years in the period.

Other Performance Data

PFL may from time to time also disclose average annual total returns in a non-standard format in conjunction with the standard format described above. The non-standard format will be identical to the standard format except that the surrender charge percentage will be assumed to be 0%.

PFL may from time to time also disclose cumulative total returns in conjunction with the standard format described above. The cumulative returns will be calculated using the following formula assuming that the surrender charge percentage will be 0%.

                               CTR = (ERV/P) - 1

Where:

CTR = The cumulative total return net of subaccount recurring charges for the period.

ERV = The ending redeemable value of the hypothetical investment at the end of the period.

P = A hypothetical initial payment of $1,000.

All non-standardized performance data will only be advertised if the standardized performance data is also disclosed.

Adjusted Historical Performance Data

From time to time, sales literature or advertisements may quote average annual total returns for periods prior to the date the separate account commenced operations. Such performance information for the subaccounts will be calculated based on the performance of the various portfolios and the assumption that the subaccounts were in existence for the same periods as those indicated for the portfolios, with the level of policy charges that are currently in effect.

                               PUBLISHED RATINGS

PFL may from time to time publish in advertisements, sales literature and reports to owners, the ratings and other information assigned to it by one or more independent rating organizations such as A.M. Best Company, Standard & Poor's Insurance Ratings Services, Moody's Investors Service and Duff & Phelps Credit Rating Co. The purpose of the ratings is to reflect the financial strength and/or claims-paying ability of PFL and they should not be considered as bearing on the investment performance of assets held in the separate account or of the safety or riskiness of an investment in the separate account. Each year the A.M. Best Company reviews the financial status of thousands of insurers, culminating in the assignment of Best's ratings. These ratings reflect their current opinion of the relative financial strength and operating performance of an insurance company in comparison to the norms of the life/health insurance industry. In addition, the claims-paying ability of PFL as measured by Standard & Poor's Insurance Ratings Services, Moody's Investors Service or Duff & Phelps Credit Rating Co. may be referred to in advertisements or sales literature or in reports to owners. These ratings are opinions of an operating insurance company's financial capacity to meet the obligations of its insurance policies in accordance with their terms. Claims-paying ability ratings do not refer to an insurer's ability to meet non-policy obligations such as debt or commercial paper obligations.

                            STATE REGULATION OF PFL

PFL is subject to the laws of Iowa governing insurance companies and to regulation by the Iowa Division of Insurance. An annual statement in a prescribed form is filed with the Division of Insurance each year covering the operation of PFL for the preceding year and its financial condition as of the end of such year. Regulation by the Division of Insurance includes periodic examination to determine PFL's contract liabilities and reserves so that the Division may determine the items are correct. PFL's books and accounts are subject to review by the Division of Insurance at all times and a full examination of its operations is conducted periodically by the National Association of Insurance Commissioners. In addition, PFL is subject to regulation under the insurance laws of other jurisdictions in which it may operate.

                                 ADMINISTRATION

PFL performs administrative services for the policies. These services include issuance of the policies, maintenance of records concerning the policies, and certain valuation services.

                              RECORDS AND REPORTS

All records and accounts relating to the separate account will be maintained by PFL. As presently required by the Investment Company Act of 1940 and regulations promulgated thereunder, PFL will mail to all owners at their last known address of record, at least annually, reports containing such information as may be required under that Act or by any other applicable law or regulation. Owners will also receive confirmation of each financial transaction and any other reports required by law or regulation.

                          DISTRIBUTION OF THE POLICIES

The policies are offered to the public through brokers licensed under the federal securities laws and state insurance laws. The offering of the policies is continuous and PFL does not anticipate discontinuing the offering of the policies, however, PFL reserves the right to do so.

AFSG Securities Corporation, an affiliate of PFL, is the principal underwriter of the policies and may enter into agreements with broker-dealers for the distribution of the policies. During 1999 and 1998, the amount paid to AFSG Securities Corporation, AEGON USA Securities, Inc. and/or the broker-dealers for their services related to Portfolio Select Variable Annuity policies was $11,221,687.00 and $868,731.60, respectively. No fees had been paid to any broker/dealers for their services prior to 1998. Prior to April 30, 1998, AEGON USA Securities, Inc. (also an affiliate of PFL) was the principal underwriter.

                               VOTING RIGHTS

To the extent required by law, PFL will vote the underlying funds' shares held by the mutual fund account at regular and special shareholder meetings of the underlying funds in accordance with instructions received from persons having voting interests in the portfolios, although none of the underlying funds hold regular annual shareholder meetings. If, however, the 1940 Act or any regulation thereunder should be amended or if the present interpretation thereof should change, and as a result PFL determines that it is permitted to vote the underlying funds shares in its own right, it may elect to do so.

Before the annuity commencement date, you hold the voting interest in the selected portfolios. The number of votes that you have the right to instruct will be calculated separately for each subaccount. The number of votes that you have the right to instruct for a particular Subaccount will be determined by dividing your policy value in the Subaccount by the net asset value per share of the corresponding portfolio in which the subaccount invests. Fractional shares will be counted.

After the annuity commencement date, the person receiving annuity payments has the voting interest, and the number of votes decreases as annuity payments are made and as the reserves for the policy decrease. The person's number of votes will be determined by dividing the reserve for the policy allocated to the applicable subaccount by the net asset value per share of the corresponding portfolio. Fractional shares will be counted.

The number of votes that you or the person receiving income payments has the right to instruct will be determined as of the date established by the underlying fund for determining shareholders eligible to vote at the meeting of the underlying fund. PFL will solicit voting instructions by sending you, or other persons entitled to vote, written requests for instructions prior to that meeting in accordance with procedures established by the underlying fund. Portfolio shares as to which no timely instructions are received and shares held by PFL in which you, or other persons entitled to vote, have no beneficial interest will be voted in proportion to the voting instructions that are received with respect to all policies participating in the same subaccount.

Each person having a voting interest in a subaccount will receive proxy material, reports, and other materials relating to the appropriate portfolio.

                                 OTHER PRODUCTS

PFL makes other variable annuity policies available that may also be funded through the separate account. These variable annuity policies may have different features, such as different investment choices or charges.

                               CUSTODY OF ASSETS

PFL holds assets of each of the subaccounts of the separate account. The assets of each of the subaccounts of the separate account are segregated and held separate and apart from the assets of the other subaccounts and from PFL's general account assets. PFL maintains records of all purchases and redemptions of shares of the underlying funds held by each of the subaccounts. Additional protection for the assets of the separate account is afforded by PFL's fidelity bond, presently in the amount of $5,000,000, covering the acts of officers and employees of PFL.

                                 LEGAL MATTERS

Sutherland Asbill & Brennan LLP, of Washington D.C. has provided legal advice to PFL relating to certain matters under the federal securities laws applicable to the issue and sale of the policies.

                              INDEPENDENT AUDITORS

The statutory-basis financial statements and schedules of PFL as of December 31, 1999 and 1998, and for each of the three years in the period ended December 31, 1999, and the financial statements of certain subaccounts of the PFL Retirement Builder Variable Annuity Account which are available for investment by the Portfolio Select Variable Annuity contract owners as of December 31, 1999 and for the year ended December 31, 1999 and the period October 31, 1998 (commencement of operations) through December 31, 1998, included in this SAI have been audited by Ernst & Young LLP, Independent Auditors, Suite 3400, 801 Grand Avenue, Des Moines, Iowa 50309.

                               OTHER INFORMATION

A Registration Statement has been filed with the Securities and Exchange Commission, under the Securities Act of 1933 as amended, with respect to the policies discussed in this SAI. Not all of the information set forth in the Registration Statement, amendments and exhibits thereto has been included in the prospectus or this SAI. Statements contained in the prospectus and this SAI concerning the content of the policies and other legal instruments are intended to be summaries. For a complete statement of the terms of these documents, reference should be made to the instruments filed with the Securities and Exchange Commission.

                              FINANCIAL STATEMENTS

The values of the interest of owners in the separate account will be affected solely by the investment results of the selected subaccount(s). Financial statements of certain subaccounts of PFL Retirement Builder Variable Annuity Account which are available for investment by the Portfolio Select Variable Annuity are contained herein. The financial statements of PFL, which are included in this SAI, should be considered only as bearing on the ability of PFL to meet its obligations under the policies. They should not be considered as bearing on the investment performance of the assets held in the separate account.

                     Financial Statements--Statutory Basis

                           PFL Life Insurance Company

                  Years ended December 31, 1999, 1998 and 1997
                      with Report of Independent Auditors

                           PFL Life Insurance Company

                     Financial Statements--Statutory Basis

                  Years ended December 31, 1999, 1998 and 1997

                                    Contents

Report of Independent Auditors..............................................   1
Audited Financial Statements
  Balance Sheets--Statutory Basis...........................................   3
  Statements of Operations--Statutory Basis.................................   5
  Statements of Changes in Capital and Surplus--Statutory Basis.............   6
  Statements of Cash Flows--Statutory Basis.................................   7
  Notes to Financial Statements--Statutory Basis............................   9
Statutory-Basis Financial Statement Schedules
  Summary of Investments--Other Than Investments in Related Parties.........  28
  Supplementary Insurance Information.......................................  29
  Reinsurance...............................................................  31

                [LETTERHEAD OF ERNST & YOUNG LLP APPEARS HERE]

                        Report of Independent Auditors

The Board of Directors
PFL Life Insurance Company

We have audited the accompanying statutory-basis balance sheets of PFL Life Insurance Company, an indirect wholly-owned subsidiary of AEGON N.V., as of December 31, 1999 and 1998, and the related statutory-basis statements of operations, changes in capital and surplus, and cash flows for each of the three years in the period ended December 31, 1999. Our audits also included the accompanying statutory-basis financial statement schedules required by
Article 7 of Regulation S-X. These financial statements and schedules are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements and schedules based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

As described in Note 1 to the financial statements, the Company presents its financial statements in conformity with accounting practices prescribed or permitted by the Insurance Division, Department of Commerce, of the State of Iowa, which practices differ from accounting principles generally accepted in the United States. The variances between such practices and accounting principles generally accepted in the United States also are described in Note
1. The effects on the financial statements of these variances are not reasonably determinable but are presumed to be material.

In our opinion, because of the effect of the matter described in the preceding paragraph, the financial statements referred to above do not present fairly, in conformity with accounting principles generally accepted in the United States, the financial position of PFL Life Insurance Company at December 31, 1999 and 1998, or the results of its operations or its cash flows for each of the three years in the period ended December 31, 1999.

However, in our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of PFL Life Insurance Company at December 31, 1999 and 1998, and the results of its operations and its cash flows for each of the three years in the period ended December 31, 1999, in conformity with accounting practices prescribed or permitted by the Insurance Division, Department of Commerce, of the State of Iowa. Also, in our opinion, the related financial statement schedules, when considered in relation to the basic statutory-basis financial statements taken as a whole, present fairly in all material respects the information set forth therein.

                                          /s/ Ernst & Young LLP

Des Moines, Iowa
February 18, 2000

                           PFL Life Insurance Company

                        Balance Sheets--Statutory Basis
                (Dollars in thousands, except per share amounts)

                                                              December 31
                                                            1999        1998
                                                         ----------- ----------
Admitted Assets
Cash and invested assets:
 Cash and short-term investments........................ $    53,695 $   83,289
 Bonds..................................................   4,892,156  4,822,442
 Stocks:
   Preferred............................................      17,074     14,754
   Common (cost: 1999--$61,813; 1998--$34,731)..........      71,658     49,448
   Affiliated entities (cost: 1999--$10,318; 1998--
    $8,060).............................................       6,764      5,613
 Mortgage loans on real estate..........................   1,339,202  1,012,433
 Real estate, at cost less accumulated depreciation
  ($10,891 in 1999; $9,500 in 1998):
   Home office properties...............................       7,829      8,056
   Properties acquired in satisfaction of debt..........      16,336     11,778
   Investment properties................................      33,707     44,325
 Policy loans...........................................      59,871     60,058
 Other invested assets..................................     123,722     76,482
                                                         ----------- ----------
     Total cash and invested assets.....................   6,622,014  6,188,678
Premiums deferred and uncollected.......................      14,656     15,318
Accrued investment income...............................      65,364     65,308
Receivable from affiliate...............................         --         643
Federal income taxes recoverable........................       1,335        639
Transfers from separate accounts due or accrued.........      92,309     70,866
Other assets............................................      30,119     29,511
Separate account assets.................................   4,905,374  3,348,611
                                                         ----------- ----------
Total admitted assets................................... $11,731,171 $9,719,574
                                                         =========== ==========

                           PFL Life Insurance Company

                        Balance Sheets--Statutory Basis
                (Dollars in thousands, except per share amounts)

                                                              December 31
                                                            1999        1998
                                                         ----------- ----------
Liabilities and Capital and Surplus
Liabilities:
 Aggregate reserves for policies and contracts:
   Life................................................. $ 1,552,781 $1,357,175
   Annuity..............................................   4,036,751  3,925,293
   Accident and health..................................     254,571    205,736
 Policy and contract claim reserves:
   Life.................................................       8,681      9,101
   Accident and health..................................      37,466     48,906
 Other policyholders' funds.............................     172,774    162,266
 Remittances and items not allocated....................      33,020     19,690
 Asset valuation reserve................................     103,193     91,588
 Interest maintenance reserve...........................      36,120     50,575
 Short-term notes payable to affiliates.................     144,500      9,421
 Other liabilities......................................      70,717     76,766
 Payable for securities.................................      15,136     57,645
 Payable to affiliates..................................      11,517        --
 Separate account liabilities...........................   4,899,289  3,342,884
                                                         ----------- ----------
Total liabilities.......................................  11,376,516  9,357,046
Commitments and contingencies (Note 10)
Capital and surplus:
 Common stock, $10 par value, 500,000 shares autho-
  rized, 266,000 issued and outstanding.................       2,660      2,660
 Paid-in surplus........................................     154,282    154,282
 Unassigned surplus.....................................     197,713    205,586
                                                         ----------- ----------
Total capital and surplus...............................     354,655    362,528
                                                         ----------- ----------
Total liabilities and capital and surplus............... $11,731,171 $9,719,574
                                                         =========== ==========

See accompanying notes.

                           PFL Life Insurance Company

                   Statements of Operations--Statutory Basis
                             (Dollars in thousands)

                                                  Year ended December 31
                                                1999       1998        1997
                                             ---------- ----------  ----------
Revenues:
  Premiums and other considerations, net of
   reinsurance:
    Life.................................... $  227,510 $  516,111  $  202,435
    Annuity.................................  1,413,049    667,920     657,695
    Accident and health.....................    160,570    178,593     207,982
  Net investment income.....................    437,549    446,984     446,424
  Amortization of interest maintenance re-
   serve....................................      7,588      8,656       3,645
  Commissions and expense allowances on
   reinsurance ceded........................     24,741     32,781      49,859
  Separate account fee income...............     49,826     37,137         --
                                             ---------- ----------  ----------
                                              2,320,833  1,888,182   1,568,040
Benefits and expenses:
  Benefits paid or provided for:
    Life and accident and health benefits...    115,621    135,184     146,583
    Surrender benefits......................  1,046,611    732,796     658,071
    Other benefits..........................    169,479    152,209     126,495
    Increase (decrease) in aggregate
     reserves for policies and contracts:
    Life....................................    195,606    473,158     149,575
    Annuity.................................    111,427   (278,665)   (203,139)
    Accident and health.....................     48,835     36,407      30,059
    Other...................................     10,480     17,550      16,998
                                             ---------- ----------  ----------
                                              1,698,059  1,268,639     924,642
Insurance expenses:
  Commissions...............................    167,146    136,569     157,300
  General insurance expenses................     54,191     48,018      57,571
  Taxes, licenses and fees..................     12,382     19,166       8,715
  Net transfers to separate accounts........    309,307    302,839     297,480
  Other expenses............................        229      1,016         119
                                             ---------- ----------  ----------
                                                543,255    507,608     521,185
                                             ---------- ----------  ----------
                                              2,241,314  1,776,247   1,445,827
                                             ---------- ----------  ----------
Gain from operations before federal income
 tax expense and net realized capital gains
 on investments.............................     79,519    111,935     122,213
Federal income tax expense..................     25,316     49,835      43,381
                                             ---------- ----------  ----------
Gain from operations before net realized
 capital gains on investments...............     54,203     62,100      78,832
Net realized capital gains on investments
 (net of related federal income taxes and
 amounts transferred to interest maintenance
 reserve)...................................      6,365      3,398       7,159
                                             ---------- ----------  ----------
Net income.................................. $   60,568 $   65,498  $   85,991
                                             ========== ==========  ==========

See accompanying notes.

                           PFL Life Insurance Company

         Statements of Changes in Capital and Surplus--Statutory Basis
                             (Dollars in thousands)

                                                                       Total
                                                                      Capital
                                           Common Paid-in  Unassigned   and
                                           Stock  Surplus   Surplus   Surplus
                                           ------ -------- ---------- --------
Balance at January 1, 1997                 $2,660 $154,129  $261,558  $418,347
  Capital contribution....................    --       153       --        153
  Net income..............................    --       --     85,991    85,991
  Change in net unrealized capital gains..    --       --      3,592     3,592
  Change in non-admitted assets...........    --       --       (481)     (481)
  Change in asset valuation reserve.......    --       --    (14,974)  (14,974)
  Dividend to stockholder.................    --       --    (62,000)  (62,000)
  Surplus effect of sale of a division....    --       --       (161)     (161)
  Surplus effect of ceding commissions
   associated with the sale of a
   division...............................    --       --          5         5
  Amendment of reinsurance agreement......    --       --        389       389
  Surplus effect of reinsurance
   agreement..............................    --       --        402       402
  Change in liability for reinsurance in
   unauthorized companies.................    --       --     (1,901)   (1,901)
                                           ------ --------  --------  --------
Balance at December 31, 1997                2,660  154,282   272,420   429,362
  Net income..............................    --       --     65,498    65,498
  Change in net unrealized capital gains..    --       --      4,504     4,504
  Change in non-admitted assets...........    --       --       (260)     (260)
  Change in asset valuation reserve.......    --       --    (21,763)  (21,763)
  Dividend to stockholder.................    --       --   (120,000) (120,000)
  Increase in liability for reinsurance in
   unauthorized companies.................    --       --      2,036     2,036
  Tax benefit on stock options exercised..    --       --      2,476     2,476
  Change in surplus in separate accounts..    --       --        675       675
                                           ------ --------  --------  --------
Balance at December 31, 1998                2,660  154,282   205,586   362,528
  Net income..............................    --       --     60,568    60,568
  Change in net unrealized capital gains..    --       --    (20,217)  (20,217)
  Change in non-admitted assets...........    --       --       (980)     (980)
  Change in asset valuation reserve.......    --       --    (11,605)  (11,605)
  Dividend to stockholder.................    --       --    (40,000)  (40,000)
  Tax benefit on stock options exercised..    --       --      1,305     1,305
  Change in surplus in separate accounts..    --       --        245       245
  Settlement of prior period tax returns
   and other tax-related adjustments......    --       --      2,811     2,811
                                           ------ --------  --------  --------
Balance at December 31, 1999.............. $2,660 $154,282  $197,713  $354,655
                                           ====== ========  ========  ========

See accompanying notes.

                           PFL Life Insurance Company

                   Statements of Cash Flows--Statutory Basis
                             (Dollars in thousands)

                                               Year ended December 31
                                            1999         1998         1997
                                         -----------  -----------  -----------
Operating activities
Premiums and other considerations, net
 of reinsurance......................... $ 1,830,365  $ 1,396,428  $ 1,119,936
Net investment income...................     441,737      469,246      452,091
Life and accident and health claims.....    (124,178)    (138,249)    (154,383)
Surrender benefits and other fund
 withdrawals............................  (1,046,611)    (732,796)    (658,071)
Other benefits to policyholders.........    (169,476)    (152,167)    (126,462)
Commissions, other expenses and other
 taxes..................................    (238,192)    (197,135)    (225,042)
Net transfers to separate accounts......    (280,923)    (276,375)    (319,146)
Federal income taxes....................     (24,709)     (72,176)     (47,909)
Cash paid in conjunction with an
 amendment of a reinsurance agreement...         --           --        (4,826)
Cash received in connection with a
 reinsurance agreement..................         --           --         1,477
Other, net..............................     (23,047)     (93,095)      89,693
                                         -----------  -----------  -----------
Net cash provided by operating
 activities.............................     364,966      203,681      127,358
Investing activities
Proceeds from investments sold, matured
 or repaid:
  Bonds and preferred stocks............   3,283,038    3,347,174    3,284,095
  Common stocks.........................      60,293       34,564       34,004
  Mortgage loans on real estate.........     158,739      192,210      138,162
  Real estate...........................      13,367        5,624        6,897
  Policy loans..........................         186          --           --
  Cash received from ceding commissions
   associated with the sale of a
   division.............................         --           --             8
  Other.................................       6,133        7,210       57,683
                                         -----------  -----------  -----------
                                           3,521,756    3,586,782    3,520,849
Cost of investments acquired:
  Bonds and preferred stocks............  (3,398,158)  (3,251,822)  (3,411,442)
  Common stocks.........................     (76,200)     (36,379)     (37,339)
  Mortgage loans on real estate.........    (480,750)    (257,039)    (159,577)
  Real estate...........................      (7,568)     (11,458)      (2,013)
  Policy loans..........................         --        (2,922)      (2,922)
  Cash paid in association with the sale
   of a division........................         --           --          (591)
  Other.................................     (48,719)     (44,514)     (15,674)
                                         -----------  -----------  -----------
                                          (4,011,395)  (3,604,134)  (3,629,558)
                                         -----------  -----------  -----------
Net cash used in investing activities...    (489,639)     (17,352)    (108,709)

                           PFL Life Insurance Company

                   Statements of Cash Flows--Statutory Basis
                             (Dollars in thousands)

                                                   Year ended December 31
                                                    1999      1998     1997
                                                  --------  --------  -------
Financing activities
Issuance (repayment) of short-term intercompany
 notes payable................................... $135,079  $ (6,979) $16,400
Capital contribution.............................      --        --       153
Dividends to stockholder.........................  (40,000) (120,000) (62,000)
                                                  --------  --------  -------
Net cash provided by (used in) financing
 activities......................................   95,079  (126,979) (45,447)
                                                  --------  --------  -------
Increase (decrease) in cash and short-term
 investments.....................................  (29,594)   59,350  (26,798)
Cash and short-term investments at beginning of
 year............................................   83,289    23,939   50,737
                                                  --------  --------  -------
Cash and short-term investments at end of year... $ 53,695  $ 83,289  $23,939
                                                  ========  ========  =======

See accompanying notes.

                          PFL Life Insurance Company

                Notes to Financial Statements--Statutory Basis

                            (Dollars in thousands)
                               December 31, 1999

1. Organization and Summary of Significant Accounting Policies

Organization

PFL Life Insurance Company ("the Company") is a stock life insurance company and is a wholly-owned subsidiary of First AUSA Life Insurance Company ("First AUSA"), which, in turn, is a wholly-owned subsidiary of AEGON USA, Inc. ("AEGON"). AEGON is an indirect wholly-owned subsidiary of AEGON N.V., a holding company organized under the laws of The Netherlands.

Nature of Business

The Company sells individual non-participating whole life, endowment and term contracts, as well as a broad line of single fixed and flexible premium annuity products. In addition, the Company offers group life, universal life, and individual and specialty health coverages. The Company is licensed in 49 states and the District of Columbia and Guam. Sales of the Company's products are primarily through the Company's agents and financial institutions.

Basis of Presentation

The preparation of financial statements of insurance companies requires management to make estimates and assumptions that affect amounts reported in the financial statements and accompanying notes. Actual results could differ from those estimates.

Significant estimates and assumptions are utilized in the calculation of aggregate policy reserves, policy and contract claim reserves, guaranty fund assessment accruals and valuation allowances on investments. It is reasonably possible that actual experience could differ from the estimates and assumptions utilized which could have a material impact on the financial statements.

The accompanying financial statements have been prepared on the basis of accounting practices prescribed or permitted by the Insurance Division, Department of Commerce, of the State of Iowa ("Insurance Department"), which practices differ in some respects from generally accepted accounting principles. The more significant of these differences are as follows: (a) bonds are generally reported at amortized cost rather than segregating the portfolio into held-to-maturity (reported at amortized cost), available-for-sale (reported at fair value), and trading (reported at fair value) classifications; (b) acquisition costs of acquiring new business are charged to current operations as incurred rather than deferred and amortized over the life of the policies; (c) policy reserves on traditional life products

                          PFL Life Insurance Company

                            (Dollars in thousands)


1. Organization and Summary of Significant Accounting Policies (continued)

are based on statutory mortality rates and interest which may differ from reserves based on reasonable assumptions of expected mortality, interest, and withdrawals which include a provision for possible unfavorable deviation from such assumptions; (d) policy reserves on certain investment products use discounting methodologies based on statutory interest rates rather than full account values; (e) reinsurance amounts are netted against the corresponding asset or liability rather than shown as gross amounts on the balance sheet;
(f) deferred income taxes are not provided for the difference between the financial statement and income tax bases of assets and liabilities; (g) net realized gains or losses attributed to changes in the level of interest rates in the market are deferred and amortized over the remaining life of the bond or mortgage loan, rather than recognized as gains or losses in the statement of operations when the sale is completed; (h) potential declines in the estimated realizable value of investments are provided for through the establishment of a formula-determined statutory investment reserve (reported as a liability), changes to which are charged directly to surplus, rather than through recognition in the statement of operations for declines in value, when such declines are judged to be other than temporary; (i) certain assets designated as "non-admitted assets" have been charged to surplus rather than being reported as assets; (j) revenues for universal life and investment products consist of premiums received rather than policy charges for the cost of insurance, policy administration charges, amortization of policy initiation fees and surrender charges assessed; (k) pension expense is recorded as amounts are paid; (l) stock options settled in cash are recorded as expense of the Company's indirect parent rather than charged to current operations; (m) adjustments to federal income taxes of prior years are charged or credited directly to unassigned surplus, rather than reported as a component of expense in the statement of operations; (n) gains or losses on dispositions of business are charged or credited directly to unassigned surplus rather than being reported in the statement of operations; and (o) a liability is established for "unauthorized reinsurers" and changes in this liability are charged or credited directly to unassigned surplus. The effects of these variances have not been determined by the Company but are presumed to be material.

In 1998, the National Association of Insurance Commissioners ("NAIC") adopted codified statutory accounting principles ("Codification") effective January 1, 2001. Codification will likely change, to some extent, prescribed statutory accounting practices and may result in changes to the accounting practices that the Company uses to prepare its statutory-basis financial statements. Codification will require adoption by the various states before it becomes the prescribed statutory basis of accounting for insurance companies domesticated within those states. Accordingly, before Codification becomes effective for the Company, the State of Iowa must adopt Codification as the prescribed basis of accounting on which domestic insurers must report their statutory-basis results to the Insurance Department. At this time, it is anticipated that the State of Iowa will adopt Codification. However, based on current guidance, management believes that the impact of Codification will not be material to the Company's statutory-basis financial statements.

                          PFL Life Insurance Company

                            (Dollars in thousands)

1. Organization and Summary of Significant Accounting Policies (continued)

Cash and Short-Term Investments

For purposes of the statements of cash flows, the Company considers all highly liquid investments with remaining maturity of one year or less when purchased to be short-term investments.

Investments

Investments in bonds (except those to which the Securities Valuation Office of the NAIC has ascribed a value), mortgage loans on real estate and short-term investments are reported at cost adjusted for amortization of premiums and accrual of discounts. Amortization is computed using methods which result in a level yield over the expected life of the investment. The Company reviews its prepayment assumptions on mortgage and other asset-backed securities at regular intervals and adjusts amortization rates retrospectively when such assumptions are changed due to experience and/or expected future patterns. Investments in preferred stocks in good standing are reported at cost. Investments in preferred stocks not in good standing are reported at the lower of cost or market. Common stocks of unaffiliated and affiliated companies, which includes shares of mutual funds and real estate investment trusts, are carried at market value. Real estate is reported at cost less allowances for depreciation. Depreciation is computed principally by the straight-line method. Policy loans are reported at unpaid principal. Other invested assets consist principally of investments in various joint ventures and are recorded at equity in underlying net assets. Other "admitted assets" are valued, principally at cost, as required or permitted by Iowa Insurance Laws.

Net realized capital gains and losses are determined on the basis of specific identification and are recorded net of related federal income taxes. The Asset Valuation Reserve ("AVR") is established by the Company to provide for potential losses in the event of default by issuers of certain invested assets. These amounts are determined using a formula prescribed by the NAIC and are reported as a liability. The formula for the AVR provides for a corresponding adjustment for realized gains and losses. Under a formula prescribed by the NAIC, the Company defers, in the Interest Maintenance Reserve ("IMR"), the portion of realized gains and losses on sales of fixed income investments, principally bonds and mortgage loans, attributable to changes in the general level of interest rates and amortizes those deferrals over the remaining period to maturity of the security.

Interest income is recognized on an accrual basis. The Company does not accrue income on bonds in default, mortgage loans on real estate in default and/or foreclosure or which are delinquent more than twelve months, or on real estate where rent is in arrears for more than three months. Further, income is not accrued when collection is uncertain. During 1999, 1998 and 1997, the Company excluded investment income due and accrued of $530, $102 and $177, respectively, with respect to such practices.

                          PFL Life Insurance Company

                            (Dollars in thousands)

1. Organization and Summary of Significant Accounting Policies (continued)

The Company uses interest rate swaps and caps as part of its overall interest rate risk management strategy for certain life insurance and annuity products. The Company entered into several interest rate swap contracts to modify the interest rate characteristics of the underlying liabilities. The net interest effect of such swap transactions is reported as an adjustment of interest income from the hedged items as incurred.

The Company has entered into an interest rate cap agreement to hedge the exposure of changing interest rates. The cash flows from the interest rate cap will help offset losses that might occur from changes in interest rates. The cost of such agreement is included in interest expense ratably during the life of the agreement. Income received as a result of the cap agreement will be recognized in investment income as earned. Unamortized cost of the agreement is included in other invested assets.

Aggregate Policy Reserves

Life, annuity and accident and health benefit reserves are developed by actuarial methods and are determined based on published tables based on statutorily specified interest rates and valuation methods that will provide, in the aggregate, reserves that are greater than or equal to the minimum required by law.

The aggregate policy reserves for life insurance policies are based principally upon the 1941, 1958 and 1980 Commissioners' Standard Ordinary Mortality and American Experience Mortality Tables. The reserves are calculated using interest rates ranging from 2.00 to 6.00 percent and are computed principally on the Net Level Premium Valuation and the Commissioners' Reserve Valuation Methods. Reserves for universal life policies are based on account balances adjusted for the Commissioners' Reserve Valuation Method.

Deferred annuity reserves are calculated according to the Commissioners' Annuity Reserve Valuation Method including excess interest reserves to cover situations where the future interest guarantees plus the decrease in surrender charges are in excess of the maximum valuation rates of interest. Reserves for immediate annuities and supplementary contracts with life contingencies are equal to the present value of future payments assuming interest rates ranging from 2.50 to 11.25 percent and mortality rates, where appropriate, from a variety of tables.

Accident and health policy reserves are equal to the greater of the gross unearned premiums or any required midterminal reserves plus net unearned premiums and the present value of amounts not yet due on both reported and unreported claims.

                          PFL Life Insurance Company

                            (Dollars in thousands)

1. Organization and Summary of Significant Accounting Policies (continued)

Policy and Contract Claim Reserves

Claim reserves represent the estimated accrued liability for claims reported to the Company and claims incurred but not yet reported through the statement date. These reserves are estimated using either individual case-basis valuations or statistical analysis techniques. These estimates are subject to the effects of trends in claim severity and frequency. The estimates are continually reviewed and adjusted as necessary as experience develops or new information becomes available.

Separate Accounts

Assets held in trust for purchases of variable annuity contracts and the Company's corresponding obligation to the contract owners are shown separately in the balance sheets. The assets in the separate accounts are valued at market. Income and gains and losses with respect to the assets in the separate accounts accrue to the benefit of the contract owners and, accordingly, the operations of the separate accounts are not included in the accompanying financial statements. The separate accounts do not have any minimum guarantees and the investment risks associated with market value changes are borne entirely by the contract owners. The Company received variable contract premiums of $486,282, $345,319 and $281,095 in 1999, 1998 and 1997,
respectively. All variable account contracts are subject to discretionary withdrawal by the contract owner at the market value of the underlying assets less the current surrender charge.

Stock Option Plan

AEGON N.V. sponsors a stock option plan for eligible employees of the Company. Under this plan, certain employees have indicated a preference to immediately sell shares received as a result of their exercise of the stock options; in these situations, AEGON N.V. has settled such options in cash rather than issuing stock to these employees. These cash settlements are paid by the Company, and AEGON N.V. subsequently reimburses the Company for such payments. Under statutory accounting principles, the Company does not record any expense related to this plan, as the expense is recognized by AEGON N.V. However, the Company is allowed to record a deduction in the consolidated tax return filed by the Company and certain affiliates. The tax benefit of this deduction has been credited directly to surplus.

Reclassifications

Certain reclassifications have been made to the 1998 and 1997 financial statements to conform to the 1999 presentation.

                          PFL Life Insurance Company

                            (Dollars in thousands)


2. Fair Values of Financial Instruments

Statement of Financial Accounting Standard ("SFAS") No. 107, Disclosures about Fair Value of Financial Instruments, requires disclosure of fair value information about financial instruments, whether or not recognized in the statutory-basis balance sheet, for which it is practicable to estimate that value. SFAS No. 119, Disclosures about Derivative Financial Instruments and Fair Value of Financial Instruments, requires additional disclosure about derivatives. In cases where quoted market prices are not available, fair values are based on estimates using present value or other valuation techniques. Those techniques are significantly affected by the assumptions used, including the discount rate and estimates of future cash flows. In that regard, the derived fair value estimates cannot be substantiated by comparisons to independent markets and, in many cases, could not be realized in immediate settlement of the instrument. SFAS No. 107 and No. 119 exclude certain financial instruments and all nonfinancial instruments from their disclosure requirements and allow companies to forego the disclosures when those estimates can only be made at excessive cost. Accordingly, the aggregate fair value amounts presented do not represent the underlying value of the Company.

The following methods and assumptions were used by the Company in estimating its fair value disclosures for financial instruments:

  Cash and short-term investments: The carrying amounts reported in the balance sheet for these instruments approximate their fair values.

  Investment securities: Fair values for fixed maturity securities (including redeemable preferred stocks) are based on quoted market prices, where available. For fixed maturity securities not actively traded, fair values are estimated using values obtained from independent pricing services or, in the case of private placements, are estimated by discounting expected future cash flows using a current market rate applicable to the yield, credit quality, and maturity of the investments. The fair values for equity securities, including affiliated mutual funds and real estate investment trusts, are based on quoted market prices.

  Mortgage loans and policy loans: The fair values for mortgage loans are estimated utilizing discounted cash flow analyses, using interest rates reflective of current market conditions and the risk characteristics of the loans. The fair value of policy loans is assumed to equal their carrying amount.

  Investment contracts: Fair values for the Company's liabilities under investment-type insurance contracts are estimated using discounted cash flow calculations, based on interest rates currently being offered for similar contracts with maturities consistent with those remaining for the contracts being valued.

                          PFL Life Insurance Company

                            (Dollars in thousands)


2. Fair Values of Financial Instruments (continued)

  Interest rate cap and interest rate swaps: Estimated fair value of the interest rate cap is based upon the latest quoted market price. Estimated fair value of interest rate swaps are based upon the pricing differential for similar swap agreements.

  Short-term notes payable to affiliates: The fair values for short-term notes payable to affiliates are assumed to equal their carrying amount.

Fair values for the Company's insurance contracts other than investment contracts are not required to be disclosed. However, the fair values of liabilities under all insurance contracts are taken into consideration in the Company's overall management of interest rate risk, which minimizes exposure to changing interest rates through the matching of investment maturities with amounts due under insurance contracts.

The following sets forth a comparison of the fair values and carrying amounts of the Company's financial instruments subject to the provisions of SFAS No. 107 and No. 119:

                                                   December 31
                                           1999                  1998
                                   --------------------- ---------------------
                                    Carrying     Fair     Carrying     Fair
                                     Amount     Value      Amount     Value
                                   ---------- ---------- ---------- ----------
Admitted assets
Cash and short-term investments... $   53,695 $   53,695 $   83,289 $   83,289
Bonds.............................  4,892,156  4,757,325  4,822,442  4,900,516
Preferred stocks..................     17,074     15,437     14,754     14,738
Common stocks.....................     71,658     71,658     49,448     49,448
Affiliated common stock...........      6,764      6,764      5,613      5,613
Mortgage loans on real estate.....  1,339,202  1,299,160  1,012,433  1,089,315
Policy loans......................     59,871     59,871     60,058     60,058
Interest rate cap.................      4,959      1,784      4,445        725
Interest rate swaps...............      8,134     10,609      1,916      6,667
Separate account assets...........  4,905,374  4,905,374  3,348,611  3,348,611
Liabilities
Investment contract liabilities...  4,207,369  4,059,842  4,084,683  4,017,509
Separate account liabilities......  4,377,676  4,212,615  3,271,005  3,213,251
Short-term notes payable to
 affiliates.......................    144,500    144,500      9,421      9,421

                          PFL Life Insurance Company

                            (Dollars in thousands)


3. Investments

The carrying amounts and estimated fair values of investments in debt securities were as follows:

                                                 Gross      Gross    Estimated
                                     Carrying  Unrealized Unrealized    Fair
                                      Amount     Gains      Losses     Value
                                    ---------- ---------- ---------- ----------
December 31, 1999
Bonds:
  United States Government and
   agencies........................ $  141,390  $    142   $  4,520  $  137,012
  State, municipal and other
   government......................    137,745     5,168      1,627     141,286
  Public utilities.................    219,791     1,148      6,777     214,162
  Industrial and miscellaneous.....  2,078,145    20,042     84,919   2,013,268
  Mortgage and other asset-backed
   securities......................  2,315,085    24,214     87,702   2,251,597
                                    ----------  --------   --------  ----------
                                     4,892,156    50,714    185,545   4,757,325
Preferred stocks...................     17,074         2      1,639      15,437
                                    ----------  --------   --------  ----------
                                    $4,909,230  $ 50,716   $187,184  $4,772,762
                                    ==========  ========   ========  ==========
December 31, 1998
Bonds:
  United States Government and
   agencies........................ $  150,085  $  2,841   $    321  $  152,605
  State, municipal and other
   government......................     62,948       918      1,651      62,215
  Public utilities.................    139,732     5,053      2,555     142,230
  Industrial and miscellaneous.....  2,068,086    78,141     34,493   2,111,734
  Mortgage and other asset-backed
   securities......................  2,401,591    45,185     15,044   2,431,732
                                    ----------  --------   --------  ----------
                                     4,822,442   132,138     54,064   4,900,516
Preferred stocks...................     14,754        75         91      14,738
                                    ----------  --------   --------  ----------
                                    $4,837,196  $132,213   $ 54,155  $4,915,254
                                    ==========  ========   ========  ==========

The carrying amounts and estimated fair values of bonds at December 31, 1999, by contractual maturity, are shown below. Expected maturities may differ from contractual maturities because borrowers may have the right to call or prepay obligations with or without call or prepayment penalties.

                                                           Carrying  Estimated
                                                            Amount   Fair Value
                                                          ---------- ----------
   Due in one year or less............................... $  194,654 $  192,453
   Due after one year through five years.................  1,151,170  1,121,353
   Due after five years through ten years................    908,926    873,402
   Due after ten years...................................    322,321    318,520
                                                          ---------- ----------
                                                           2,577,071  2,505,728
   Mortgage and other asset-backed securities............  2,315,085  2,251,597
                                                          ---------- ----------
                                                          $4,892,156 $4,757,325
                                                          ========== ==========

                          PFL Life Insurance Company

                            (Dollars in thousands)


3. Investments (continued)

A detail of net investment income is presented below:

                                                       Year ended December 31
                                                       1999     1998     1997
                                                     -------- -------- --------
Interest on bonds and preferred stock............... $347,639 $374,478 $373,496
Dividends on equity investments.....................      734    1,357    1,460
Interest on mortgage loans..........................   92,325   77,960   80,266
Rental income on real estate........................    7,322    6,553    7,501
Interest on policy loans............................    4,141    4,080    3,400
Other investment income.............................    7,978    2,576      613
                                                     -------- -------- --------
Gross investment income.............................  460,139  467,004  466,736
Less investment expenses............................   22,590   20,020   20,312
                                                     -------- -------- --------
Net investment income............................... $437,549 $446,984 $446,424
                                                     ======== ======== ========

Proceeds from sales and maturities of debt securities and related gross realized gains and losses were as follows:

                                                  Year ended December 31
                                                1999        1998        1997
                                             ----------  ----------  ----------
Proceeds.................................... $3,283,038  $3,347,174  $3,284,095
                                             ==========  ==========  ==========
Gross realized gains........................ $   21,171  $   48,760  $   30,094
Gross realized losses.......................    (32,259)     (8,072)    (17,265)
                                             ----------  ----------  ----------
Net realized gains (losses)................. $  (11,088) $   40,688  $   12,829
                                             ==========  ==========  ==========

At December 31, 1999, investments with an aggregate carrying value of $6,346,831 were on deposit with regulatory authorities or were restrictively held in bank custodial accounts for the benefit of such regulatory authorities as required by statute.

                          PFL Life Insurance Company

                            (Dollars in thousands)


3. Investments (continued)

Realized investment gains (losses) and changes in unrealized gains (losses) for investments are summarized below:

                                   Realized
                          ----------------------------
                            Year ended December 31
                            1999      1998      1997
                          --------  --------  --------
Debt securities.........  $(11,088) $ 40,688  $ 12,829
Equity securities.......    11,433      (879)    6,972
Mortgage loans on real
 estate.................     4,661    12,637     2,252
Real estate.............       900     3,176     4,252
Short-term investments..    (1,407)    1,533       (19)
Other invested assets...       534    (2,523)    1,632
                          --------  --------  --------
                             5,033    54,632    27,918
Tax effect..............    (5,535)  (22,290)  (10,572)
Transfer from (to)
 interest maintenance
 reserve................     6,867   (28,944)  (10,187)
                          --------  --------  --------
Net realized gains......  $  6,365  $  3,398  $  7,159
                          ========  ========  ========
                             Change in Unrealized
                          ----------------------------
                            Year ended December 31
                            1999      1998      1997
                          --------  --------  --------
Bonds...................  $(12,711) $   (836) $  2,498
Preferred stocks........    (2,753)      --        --
Common stocks...........    (3,980)    3,751     1,097
Mortgage loans..........      (147)     (150)      --
Other invested assets...      (626)    1,739        (3)
                          --------  --------  --------
Change in unrealized....  $(20,217) $  4,504  $  3,592
                          ========  ========  ========

Gross unrealized gains and gross unrealized losses on equity securities are as follows:

                                 December 31
                            1999      1998      1997
                          --------  --------  --------
Unrealized gains........  $ 11,369  $ 15,980  $ 10,356
Unrealized losses.......    (5,078)   (3,710)   (3,836)
                          --------  --------  --------
Net unrealized gains....  $  6,291  $ 12,270  $  6,520
                          ========  ========  ========

                          PFL Life Insurance Company

                            (Dollars in thousands)


3. Investments (continued)

During 1999, the Company issued mortgage loans with interest rates ranging from 6.42% to 8.67%. The maximum percentage of any one mortgage loan to the value of the underlying real estate at origination was 84%. Mortgage loans with a carrying value of $248 were non-income producing for the previous twelve months. Accrued interest of $95 related to these mortgage loans was excluded from investment income. The Company requires all mortgaged properties to carry fire insurance equal to the value of the underlying property.

At December 31, 1999 and 1998, the Company held a mortgage loan loss reserve in the asset valuation reserve of $15,173 and $16,104, respectively. The mortgage loan portfolio is diversified by geographic region and specific collateral property type as follows:

       Geographic Distribution


                         December 31
                         1999   1998
                         -----  -----
South Atlantic..........    27%    32%
Pacific.................    18     15
E. North Central........    17     16
Middle Atlantic.........    15     10
Mountain................     9     10
W. South Central........     6      6
W. North Central........     4      5
E. South Central........     3      3
New England.............     1      3

Property Type Distribution

                         December 31
                         1999   1998
                         -----  -----
Office..................    39%    30%
Retail..................    28     35
Industrial..............    18     21
Apartment...............    11     12
Other...................     4      2

At December 31, 1999, the Company had no investments (excluding U. S. Government guaranteed or insured issues) which individually represented more than ten percent of capital and surplus and the asset valuation reserve, collectively.

                          PFL Life Insurance Company

                            (Dollars in thousands)


3. Investments (continued)

The Company utilizes a variety of off-balance sheet financial instruments as part of its efforts to hedge and manage fluctuations in the market value of its investment portfolio attributable to changes in general interest rate levels and to manage duration mismatch of assets and liabilities. These instruments include interest rate swaps and caps. All involve elements of credit and market risks in excess of the amounts recognized in the accompanying financial statements at a given point in time. The contract or notional amounts of those instruments reflect the extent of involvement in the various types of financial instruments.

The Company's exposure to credit risk is the risk of loss from a counterparty failing to perform according to the terms of the contract. That exposure includes settlement risk (i.e., the risk that the counterparty defaults after the Company has delivered funds or securities under terms of the contract) that would result in an accounting loss and replacement cost risk (i.e., the cost to replace the contract at current market rates should the counterparty default prior to settlement date). Credit loss exposure resulting from nonperformance by a counterparty for commitments to extend credit is represented by the contractual amounts of the instruments.

At December 31, 1999 and 1998, the Company's outstanding financial instruments with on and off-balance sheet risks, shown in notional amounts, are summarized as follows:

                                                                Notional Amount
                                                                 1999     1998
                                                               -------- --------
Derivative securities:
  Interest rate swaps:
    Receive fixed--pay floating............................... $115,000 $100,000
    Receive floating--pay fixed...............................   64,017      --
    Receive floating (uncapped)--pay floating (capped)........   41,617   53,011
    Receive floating (LIBOR--pay floating (S&P)...............   60,000   60,000
  Interest rate cap agreements................................  500,000  500,000

4. Reinsurance

The Company reinsures portions of risk on certain insurance policies which exceed its established limits, thereby providing a greater diversification of risk and minimizing exposure on larger risks. The Company remains contingently liable with respect to any insurance ceded, and this would become an actual liability in the event that the assuming insurance company became unable to meet its obligation under the reinsurance treaty.

                          PFL Life Insurance Company

                            (Dollars in thousands)


4. Reinsurance (continued)

Reinsurance assumption and cession treaties are transacted primarily with affiliates. Premiums earned reflect the following reinsurance assumed and ceded amounts:

                                                  Year ended December 31
                                             ----------------------------------
                                                1999        1998        1997
                                             ----------  ----------  ----------
   Direct premiums.......................... $1,942,716  $1,533,822  $1,312,446
   Reinsurance assumed......................      2,723       2,366       2,038
   Reinsurance ceded........................   (144,310)   (173,564)   (246,372)
                                             ----------  ----------  ----------
   Net premiums earned...................... $1,801,129  $1,362,624  $1,068,112
                                             ==========  ==========  ==========

The Company received reinsurance recoveries in the amount of $139,138, $173,297 and $183,638 during 1999, 1998 and 1997, respectively. At December 31, 1999 and 1998, estimated amounts recoverable from reinsurers that have been deducted from policy and contract claim reserves totaled $35,511 and $47,956, respectively. The aggregate reserves for policies and contracts were reduced for reserve credits for reinsurance ceded at December 31, 1999 and 1998 of $1,870,190 and $2,163,905, respectively.

At December 31, 1999, amounts recoverable from unauthorized reinsurers of $39,996 (1998--$55,379) and reserve credits for reinsurance ceded of $48,297 (1998--$49,835) were associated with a single reinsurer and its affiliates. The Company holds collateral under these reinsurance agreements in the form of trust agreements totaling $85,431 at December 31, 1999, that can be drawn on for amounts that remain unpaid for more than 120 days.

5. Income Taxes

For federal income tax purposes, the Company joins in a consolidated tax return filing with certain affiliated companies. Under the terms of a tax-sharing agreement between the Company and its affiliates, the Company computes federal income tax expense as if it were filing a separate income tax return, except that tax credits and net operating loss carryforwards are determined on the basis of the consolidated group. Additionally, the alternative minimum tax is computed for the consolidated group and the resulting tax, if any, is allocated back to the separate companies on the basis of the separate companies' alternative minimum taxable income.

                          PFL Life Insurance Company

                            (Dollars in thousands)


5. Income Taxes (continued)

Federal income tax expense differs from the amount computed by applying the statutory federal income tax rate to gain from operations before federal income tax expense and net realized capital gains (losses) on investments for the following reasons:

                                                     Year ended December 31
                                                      1999     1998     1997
                                                     -------  -------  -------
   Computed tax at federal statutory rate (35%)..... $27,832  $39,177  $42,775
   IMR amortization.................................  (2,656)  (3,030)  (1,276)
   Tax reserve adjustment...........................   1,390      607    2,004
   Excess tax depreciation..........................    (219)    (223)    (392)
   Deferred acquisition costs-- tax basis...........   5,979   11,827    4,308
   Prior year under (over) accrual .................  (3,492)   1,750   (1,016)
   Dividend received deduction......................  (1,666)  (1,053)    (941)
   Charitable contributions.........................     --       --      (848)
   Other items--net.................................  (1,852)     780   (1,233)
                                                     -------  -------  -------
   Federal income tax expense....................... $25,316  $49,835  $43,381
                                                     =======  =======  =======

Federal income tax expense differs from the amount computed by applying the statutory federal income tax rate to realized gains (losses) due to the differences in book and tax asset bases at the time certain investments are sold.

Prior to 1984, as provided for under the Life Insurance Company Tax Act of 1959, a portion of statutory income was not subject to current taxation but was accumulated for income tax purposes in a memorandum account referred to as the policyholders' surplus account. No federal income taxes have been provided for in the financial statements on income deferred in the policyholders' surplus account ($20,387 at December 31, 1999). To the extent dividends are paid from the amount accumulated in the policyholders' surplus account, net earnings would be reduced by the amount of tax required to be paid. Should the entire amount in the policyholders' surplus account become taxable, the tax thereon computed at current rates would amount to approximately $7,135.

In 1999, the Company reached a final settlement with the Internal Revenue Service for 1990 and 1991, resulting in a tax refund of $904 and interest received of $548. These amounts were credited directly to unassigned surplus. The Company also corrected an error in 1999 which related to the 1997 tax-sharing agreement between the Company and various affiliates. This resulted in a credit to unassigned surplus of $1,359.

The Company's federal income tax returns have been examined and closing agreements have been executed with the Internal Revenue Service through 1992. An examination is underway for years 1993 through 1997.

                          PFL Life Insurance Company

                            (Dollars in thousands)


6. Policy and Contract Attributes

A portion of the Company's policy reserves and other policyholders' funds (including separate account liabilities) relate to liabilities established on a variety of the Company's annuity and deposit fund products. There may be certain restrictions placed upon the amount of funds that can be withdrawn without penalty. The amount of reserves on these products, by withdrawal characteristics, are summarized as follows:

                                                       December 31
                                                 1999                1998
                                          ------------------- ------------------
                                                      Percent            Percent
                                                        of                 of
                                            Amount     Total    Amount    Total
                                          ----------- ------- ---------- -------
Subject to discretionary withdrawal with
 market value adjustment................  $   114,544     1%  $   82,048     1%
Subject to discretionary withdrawal at
 book value less surrender charge.......      828,490     8      515,778     5
Subject to discretionary withdrawal at
 market value...........................    4,313,445    41    3,211,896    34
Subject to discretionary withdrawal at
 book value (minimal or no charges or
 adjustments)...........................    5,021,762    48    5,519,265    58
Not subject to discretionary withdrawal
 provision..............................      248,444     2      228,030     2
                                          -----------   ---   ----------   ---
                                           10,526,685   100%   9,557,017   100%
Less reinsurance ceded..................    1,863,810          2,124,769
                                          -----------         ----------
Total policy reserves on annuities and
 deposit fund liabilities...............  $ 8,662,875         $7,432,248
                                          ===========         ==========

A reconciliation of the amounts transferred to and from the separate accounts is presented below:

                                                     Year ended December 31
                                                     1999      1998      1997
                                                   --------  --------  --------
Transfers as reported in the summary of
 operations of the separate accounts statement:..
  Transfers to separate accounts.................  $486,282  $345,319  $281,095
  Transfers from separate accounts...............  (175,822)  (42,671)   (9,819)
                                                   --------  --------  --------
Net transfers to separate accounts...............   310,460   302,648   271,276
Reconciling adjustments--change in miscellaneous
 income..........................................    (1,153)      191    26,204
                                                   --------  --------  --------
Transfers as reported in the summary of
 operations of the life, accident and health
 annual statement................................  $309,307  $302,839  $297,480
                                                   ========  ========  ========

                          PFL Life Insurance Company

                            (Dollars in thousands)


6. Policy and Contract Attributes (continued)

Reserves on the Company's traditional life products are computed using mean reserving methodologies. These methodologies result in the establishment of assets for the amount of the net valuation premiums that are anticipated to be received between the policy's paid-through date to the policy's next anniversary date. At December 31, 1999 and 1998, these assets (which are reported as premiums deferred and uncollected) and the amounts of the related gross premiums and loadings, are as follows:

                                                       Gross   Loading    Net
                                                      -------  -------  -------
December 31, 1999
Life and annuity:
  Ordinary direct first year business................ $ 2,823  $2,085   $   738
  Ordinary direct renewal business...................  20,950   6,289    14,661
  Group life direct business.........................     638     243       395
  Reinsurance ceded..................................  (1,269)    (16)   (1,253)
                                                      -------  ------   -------
                                                       23,142   8,601    14,541
Accident and health:
  Direct.............................................     138     --        138
  Reinsurance ceded..................................     (23)    --        (23)
                                                      -------  ------   -------
Total accident and health............................     115     --        115
                                                      -------  ------   -------
                                                      $23,257  $8,601   $14,656
                                                      =======  ======   =======
December 31, 1998
Life and annuity:
  Ordinary direct first year business................ $ 3,346  $2,500   $   846
  Ordinary direct renewal business...................  21,435   6,365    15,070
  Group life direct business.........................   1,171     536       635
  Reinsurance ceded..................................  (1,367)    (44)   (1,323)
                                                      -------  ------   -------
                                                       24,585   9,357    15,228
Accident and health:
  Direct.............................................     108     --        108
  Reinsurance ceded..................................     (18)    --        (18)
                                                      -------  ------   -------
Total accident and health............................      90     --         90
                                                      -------  ------   -------
                                                      $24,675  $9,357   $15,318
                                                      =======  ======   =======

At December 31, 1999 and 1998, the Company had insurance in force aggregating $41,720 and $44,233, respectively, in which the gross premiums are less than the net premiums required by the standard valuation standards established by the Insurance Division, Department of Commerce, of the State of Iowa. The Company established policy reserves of $871 and $998 to cover these deficiencies at December 31, 1999 and 1998, respectively.

                          PFL Life Insurance Company

                            (Dollars in thousands)

7. Dividend Restrictions

The Company is subject to limitations, imposed by the State of Iowa, on the payment of dividends to its parent company. Generally, dividends during any twelve-month period may not be paid, without prior regulatory approval, in excess of the greater of (a) 10 percent of statutory capital and surplus as of the preceding December 31, or (b) statutory gain from operations before net realized capital gains (losses) on investments for the preceding year. Subject to the availability of unassigned surplus at the time of such dividend, the maximum payment which may be made in 2000, without the prior approval of insurance regulatory authorities, is $54,203.

The Company paid dividends to its parent of $40,000, $120,000 and $62,000 in 1999, 1998 and 1997, respectively.

8. Retirement and Compensation Plans

The Company's employees participate in a qualified benefit pension plan sponsored by AEGON. The Company has no legal obligation for the plan. The Company recognizes pension expense equal to its allocation from AEGON. The pension expense is allocated among the participating companies based on the SFAS No. 87 expense as a percent of salaries. The benefits are based on years of service and the employee's compensation during the highest five consecutive years of employment. Pension expense aggregated $408, $380 and $422 for the years ended December 31, 1999, 1998 and 1997, respectively. The plan is subject to the reporting and disclosure requirements of the Employee Retirement and Income Security Act of 1974.

The Company's employees also participate in a contributory defined contribution plan sponsored by AEGON which is qualified under Section 401(k) of the Internal Revenue Service Code. Employees of the Company who customarily work at least 1,000 hours during each calendar year and meet the other eligibility requirements, are participants of the plan. Participants may elect to contribute up to fifteen percent of their salary to the plan. The Company will match an amount up to three percent of the participant's salary. Participants may direct all of their contributions and plan balances to be invested in a variety of investment options. The plan is subject to the reporting and disclosure requirements of the Employee Retirement and Income Security Act of 1974. Expense related to this plan was $267, $233 and $226 for the years ended December 31, 1999, 1998 and 1997, respectively.

                          PFL Life Insurance Company

                            (Dollars in thousands)


8. Retirement and Compensation Plans (continued)

AEGON sponsors supplemental retirement plans to provide the Company's senior management with benefits in excess of normal pension benefits. The plans are noncontributory, and benefits are based on years of service and the employee's compensation level. The plans are unfunded and nonqualified under the Internal Revenue Service Code. In addition, AEGON has established incentive deferred compensation plans for certain key employees of the Company. AEGON also sponsors an employee stock option plan for individuals employed at least three years and a stock purchase plan for its producers, with the participating affiliated companies establishing their own eligibility criteria, producer contribution limits and company matching formula. These plans have been accrued or funded as deemed appropriate by management of AEGON and the Company.

In addition to pension benefits, the Company participates in plans sponsored by AEGON that provide postretirement medical, dental and life insurance benefits to employees meeting certain eligibility requirements. Portions of the medical and dental plans are contributory. The expenses of the postretirement plans are charged to affiliates in accordance with an intercompany cost sharing arrangement. The Company expensed $28, $62 and $62 for the years ended December 31, 1999, 1998 and 1997, respectively.

9. Related Party Transactions

The Company shares certain offices, employees and general expenses with affiliated companies.

The Company receives data processing, investment advisory and management, marketing and administration services from certain affiliates. During 1999, 1998 and 1997, the Company paid $19,983, $18,706 and $18,705, respectively, for these services, which approximates their costs to the affiliates.

Payables to affiliates bear interest at the thirty-day commercial paper rate of 5.7% at December 31, 1999. During 1999, 1998 and 1997, the Company paid net interest of $1,994, $1,491 and $1,188, respectively, to affiliates.

During 1997, the Company received a capital contribution of $153 in cash from its parent.

At December 31, 1999 and 1998, the Company has short-term notes payable to an affiliate of $144,500 and $9,421, respectively. Interest on these notes accrues at rates ranging from 4.85% to 5.90% at December 31, 1999 and 5.13% to 5.52% at December 31, 1998.

                          PFL Life Insurance Company

                            (Dollars in thousands)


9. Related Party Transactions (continued)

During 1998, the Company issued life insurance policies to certain affiliated companies, covering the lives of certain employees of those affiliates. Premiums of $174,000 related to these policies were recognized during the year, and aggregate reserves for policies and contracts are $190,299 and $181,720 at December 31, 1999 and 1998, respectively.

10. Commitments and Contingencies

The Company has issued Trust (synthetic) GIC contracts to plan sponsors totaling $374,124 at December 31, 1999, pursuant to terms under which the plan sponsor retains ownership of the assets related to these contracts. The Company guarantees benefit responsiveness in the event that plan benefit requests and other contractual commitments exceed plan cash flows. The plan sponsor agrees to reimburse the Company for such benefit payments with interest, either at a fixed or floating rate, from future plan and asset cash flows. In return for this guarantee, the Company receives a premium which varies based on such elements as benefit responsive exposure and contract size. The Company underwrites the plans for the possibility of having to make benefit payments and also must agree to the investment guidelines to ensure appropriate credit quality and cash flow matching. The assets relating to such contracts are not recognized in the Company's statutory-basis financial statements.

The Company is a party to legal proceedings incidental to its business. Although such litigation sometimes includes substantial demands for compensatory and punitive damages, in addition to contract liability, it is management's opinion, after consultation with counsel and a review of available facts, that damages arising from such demands will not be material to the Company's financial position.

The Company is subject to insurance guaranty laws in the states in which it writes business. These laws provide for assessments against insurance companies for the benefit of policyholders and claimants in the event of insolvency of other insurance companies. Assessments are charged to operations when received by the Company except where right of offset against other taxes paid is allowed by law; amounts available for future offsets are recorded as an asset on the Company's balance sheet. Potential future obligations for unknown insolvencies are not determinable by the Company. The future obligation has been based on the most recent information available from the National Organization of Life and Health Insurance Guaranty Associations. The Company has established a reserve of $19,662 and $17,901 and an offsetting premium tax benefit of $7,429 and $7,631 at December 31, 1999 and 1998, respectively, for its estimated share of future guaranty fund assessments related to several major insurer insolvencies. The guaranty fund expense (benefit) was $1,994, $1,985 and $(975) for the years ended December 31, 1999, 1998 and 1997, respectively.

                          PFL Life Insurance Company

                      Summary of Investments--Other than
                        Investments in Related Parties

                            (Dollars in thousands)
                               December 31, 1999

SCHEDULE I

                                                                Amount at Which
                                                       Market    Shown in the
            Type of Investment              Cost(1)     Value    Balance Sheet
            ------------------             ---------- --------- ---------------
Fixed maturities
Bonds:
  United States Government and government
   agencies and authorities............... $  195,119 $ 189,752   $  195,119
  States, municipalities and political
   subdivisions...........................    545,562   535,945      545,562
  Foreign governments.....................    134,584   138,767      134,584
  Public utilities........................    219,791   214,162      219,791
  All other corporate bonds...............  3,797,100 3,678,699    3,797,100
Redeemable preferred stock................     17,074    15,437       17,074
                                           ---------- ---------   ----------
Total fixed maturities....................  4,909,230 4,772,762    4,909,230
Equity securities
Common stocks:
  Banks, trust and insurance..............      2,676     2,809        2,809
  Industrial, miscellaneous and all
   other..................................     59,137    68,849       68,849
                                           ---------- ---------   ----------
Total equity securities...................     61,813    71,658       71,658
Mortgage loans on real estate.............  1,339,202              1,339,202
Real estate...............................     41,536                 41,536
Real estate acquired in satisfaction of
 debt.....................................     16,336                 16,336
Policy loans..............................     59,871                 59,871
Other long-term investments...............    123,722                123,722
Cash and short-term investments...........     53,695                 53,695
                                           ----------             ----------
Total investments......................... $6,605,405             $6,615,250
                                           ==========             ==========

(1) Original cost of equity securities and, as to fixed maturities, original cost reduced by repayments and adjusted for amortization of premiums or accrual of discounts.

                           PFL Life Insurance Company

                      Supplementary Insurance Information
                             (Dollars in thousands)

SCHEDULE III

                                                   Future
                                                   Policy              Policy
                                                  Benefits               and
                                                    and     Unearned  Contract
                                                  Expenses  Premiums Liabilities
                                                 ---------- -------- -----------
Year ended December 31, 1999
Individual life................................. $1,550,188 $   --     $ 8,607
Individual health...............................    133,214  10,311     10,452
Group life and health...........................    105,035   8,604     27,088
Annuity.........................................  4,036,751     --         --
                                                 ---------- -------    -------
                                                 $5,825,188 $18,915    $46,147
                                                 ========== =======    =======
Year ended December 31, 1998
Individual life................................. $1,355,283 $   --     $ 8,976
Individual health...............................     94,294   9,631     12,123
Group life and health...........................     93,405  10,298     36,908
Annuity.........................................  3,925,293     --         --
                                                 ---------- -------    -------
                                                 $5,468,275 $19,929    $58,007
                                                 ========== =======    =======
Year ended December 31, 1997
Individual life................................. $  882,003 $   --     $ 8,550
Individual health...............................     62,033   9,207     12,821
Group life and health...........................     88,211  11,892     44,977
Annuity.........................................  4,204,125     --         --
                                                 ---------- -------    -------
                                                 $5,236,372 $21,099    $66,348
                                                 ========== =======    =======

                           PFL Life Insurance Company

                      Supplementary Insurance Information
                             (Dollars in thousands)

SCHEDULE III

                                                 Benefits,
                                                   Claims
                                         Net     Losses and   Other
                            Premium   Investment Settlement Operating Premiums
                            Revenue    Income*    Expenses  Expenses* Written
                           ---------- ---------- ---------- --------- --------
Year ended December 31,
 1999
Individual life........... $  226,456  $104,029  $  274,730 $141,030  $    --
Individual health.........     77,985    10,036      58,649   35,329    77,716
Group life and health.....     83,639    10,422      61,143   38,075    81,918
Annuity...................  1,413,049   313,062   1,303,537  278,995       --
                           ----------  --------  ---------- --------
                           $1,801,129  $437,549  $1,698,059 $493,429
                           ==========  ========  ========== ========
Year ended December 31,
 1998
Individual life........... $  514,194  $ 85,258  $  545,720 $ 87,455  $    --
Individual health.........     68,963     8,004      48,144   30,442    68,745
Group life and health.....    111,547    11,426      82,690   54,352   108,769
Annuity...................    667,920   342,296     592,085  298,222       --
                           ----------  --------  ---------- --------
                           $1,362,624  $446,984  $1,268,639 $470,471
                           ==========  ========  ========== ========
Year ended December 31,
 1997
Individual life........... $  200,175  $ 75,914  $  211,921 $ 36,185  $    --
Individual health.........     63,548     5,934      37,706   29,216    63,383
Group life and health.....    146,694    11,888     103,581   91,568   143,580
Annuity...................    657,695   352,688     571,434  364,216       --
                           ----------  --------  ---------- --------
                           $1,068,112  $446,424  $  924,642 $521,185
                           ==========  ========  ========== ========

-------------------------
* Allocations of net investment income and other operating expenses are based on a number of assumptions and estimates, and the results would change if different methods were applied.

                           PFL Life Insurance Company

                                  Reinsurance
                             (Dollars in thousands)

SCHEDULE IV

                                                Assumed             Percentage
                                    Ceded to     From               of Amount
                           Gross      Other      Other      Net      Assumed
                           Amount   Companies  Companies   Amount     to Net
                         ---------- ---------  --------- ---------- ----------
Year ended December 31,
 1999
Life insurance in
 force.................. $6,538,901 $(500,192) $415,910  $6,454,619    6.4%
                         ========== =========  ========  ==========    ===
Premiums:
  Individual life....... $  227,363 $   3,967  $  2,723  $  226,119    1.2%
  Individual health.....     83,489     5,504       --       77,985    --
  Group life and
   health...............    205,752   122,113       --       83,639    --
  Annuity...............  1,426,112    12,726       --    1,413,386    --
                         ---------- ---------  --------  ----------    ---
                         $1,942,716 $ 144,310  $  2,723  $1,801,129    0.2%
                         ========== =========  ========  ==========    ===
Year ended December 31,
 1998
Life insurance in
 force.................. $6,384,095 $ 438,590  $ 39,116  $5,984,621     .6%
                         ========== =========  ========  ==========    ===
Premiums:
  Individual life....... $  515,164 $   3,692  $  2,366  $  513,838     .5%
  Individual health.....     76,438     7,475       --       68,963    --
  Group life and
   health...............    255,848   144,301       --      111,547    --
  Annuity...............    686,372    18,096       --      668,276    --
                         ---------- ---------  --------  ----------    ---
                         $1,533,822 $ 173,564  $  2,366  $1,362,624     .2%
                         ========== =========  ========  ==========    ===
Year ended December 31,
 1997
Life insurance in
 force.................. $5,025,027 $ 420,519  $ 35,486  $4,639,994     .8%
                         ========== =========  ========  ==========    ===
Premiums:
  Individual life....... $  201,691 $   3,554  $  2,038  $  200,175    1.0%
  Individual health.....     73,593    10,045       --       63,548    --
  Group life and
   health...............    339,269   192,575       --      146,694    --
  Annuity...............    697,893    40,198       --      657,695    --
                         ---------- ---------  --------  ----------    ---
                         $1,312,446 $ 246,372  $  2,038  $1,068,112     .2%
                         ========== =========  ========  ==========    ===

                             Financial Statements

                    PFL Retirement Builder Variable Annuity
                  Account - Portfolio Select Variable Annuity

                         Year ended December 31, 1999
                      with Report of Independent Auditors

                    PFL Retirement Builder Variable Annuity
                  Account - Portfolio Select Variable Annuity

                             Financial Statements


                         Year ended December 31, 1999



                                   Contents

Report of Independent Auditors.......................................   1

Financial Statements

Balance Sheets.......................................................   2
Statements of Operations.............................................  14
Statements of Changes in Contract Owners' Equity.....................  20
Notes to Financial Statements........................................  30

                        Report of Independent Auditors


The Board of Directors and Contract Owners of the Portfolio Select Variable Annuity,
PFL Life Insurance Company


We have audited the accompanying balance sheets of certain subaccounts of PFL Retirement Builder Variable Annuity Account (the "Separate Account", comprised of AIM V.I. Growth and Income Fund, AIM V.I. International Equity Fund, AIM V.I. Value Fund, Evergreen VA Fund, Evergreen VA Foundation Fund, Evergreen VA Growth and Income Fund, Evergreen VA Global Leaders Fund, Evergreen VA International Growth Fund, Federated High Income Bond Fund II, MFS Emerging Growth Series, MFS Research Series, MFS Total Return Series, MFS Utilities Series, Oppenheimer Growth Fund, Oppenheimer Multiple Strategies Fund, Oppenheimer Strategic Bond Fund, Putnam VT Global Growth Fund, Putnam VT Money Market Fund, Putnam VT New Value Fund, Mentor VIP Capital Growth, Mentor VIP Growth, Mentor VIP High Income, VIP High Income, VIP II Index 500, VIP II Investment Grade Bond, VIP III Growth Opportunities, Templeton International, Templeton Asset Allocation, and Franklin Small Cap Investments subaccounts), which are available for investment by contract owners of the Portfolio Select Variable Annuity, as of December 31, 1999, and the related statements of operations for the period then ended as indicated thereon and changes in contract owners' equity for the periods indicated thereon. These financial statements are the responsibility of the Separate Account's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of mutual fund shares owned as of December 31, 1999, by correspondence with the mutual funds' transfer agents. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of each of the respective subaccounts of PFL Retirement Builder Variable Annuity Account which are respective for investment by contract owners of the Portfolio Select Variable Annuity at December 31, 1999, and the results of their operations for the period then ended as indicated thereon and changes in their contract owners' equity for the periods indicated thereon in conformity with accounting principles generally accepted in the United States.


                                                           /s/ Ernst & Young LLP

Des Moines, Iowa
January 28, 2000

                    PFL Retirement Builder Variable Annuity
                  Account - Portfolio Select Variable Annuity

                                Balance Sheets

                               December 31, 1999

                                                           AIM V.I.             AIM V.I.
                                                          Growth and        International       AIM V.I.
                                                         Income Fund         Equity Fund      Value Fund
                                                         Subaccount           Subaccount      Subaccount
                                                  -----------------------------------------------------------
Assets
Cash                                                $                -  $               -  $                -
Investments in mutual funds, at current market
 value:
 AIM Variable Insurance Funds, Inc.:
  AIM V.I. Growth and Income Fund                           13,214,393                  -                   -
  AIM V.I. International Equity Fund                                 -          1,815,088                   -
  AIM V.I. Value Fund                                                -                  -          27,408,353
 Evergreen Variable Trust:
  Evergreen VA Fund                                                  -                  -                   -
  Evergreen VA Foundation Fund                                       -                  -                   -
  Evergreen VA Growth and Income Fund                                -                  -                   -
  Evergreen VA Global Leaders Fund                                   -                  -                   -
  Evergreen VA International Growth Fund                             -                  -                   -
 Federated Insurance Series:
  Federated High Income Bond Fund II                                 -                  -                   -
 MFS Variable Insurance Trust:
  MFS Emerging Growth Series                                         -                  -                   -
  MFS Research Series                                                -                  -                   -
  MFS Total Return Series                                            -                  -                   -
  MFS Utilities Series                                               -                  -                   -
 Oppenheimer Variable Account Funds:
  Oppenheimer Growth Fund                                            -                  -                   -
  Oppenheimer Multiple Strategies Fund                               -                  -                   -
  Oppenheimer Strategic Bond Fund                                    -                  -                   -
 Putnam Variable Trust:
  Putnam VT Global Growth Fund                                       -                  -                   -
  Putnam VT Money Market Fund                                        -                  -                   -
  Putnam VT New Value Fund                                           -                  -                   -
 Mentor Variable Investment Portfolios:
  Mentor VIP Capital Growth Portfolio                                -                  -                   -
  Mentor VIP Growth Portfolio                                        -                  -                   -
  Mentor VIP High Income Portfolio                                   -                  -                   -
 Variable Insurance Products Fund:
  VIP High Income Portfolio                                          -                  -                   -
 Variable Insurance Products Fund II:
  VIP II Index 500 Portfolio                                         -                  -                   -
  VIP II Investment Grade Bond Portfolio                             -                  -                   -

                                      Evergreen
                   Evergreen VA      VA Growth         Evergreen VA        Evergreen VA        Federated
   Evergreen        Foundation       and Income           Global           International      High Income
    VA Fund            Fund            Fund            Leaders Fund         Growth Fund      Bond Fund II
  Subaccount        Subaccount       Subaccount         Subaccount           Subaccount       Subaccount
------------------------------------------------------------------------------------------------------------------
  $        -      $          -       $         -       $          -        $          -      $          3



           -                 -                 -                  -                   -                 -
           -                 -                 -                  -                   -                 -
           -                 -                 -                  -                   -                 -

   1,782,297                 -                 -                  -                   -                 -
           -        14,831,971                 -                  -                   -                 -
           -                 -         2,908,235                  -                   -                 -
           -                 -                 -            751,111                   -                 -
           -                 -                 -                  -             132,112                 -
           -                 -                 -                  -                   -         6,588,695

           -                 -                 -                  -                   -                 -
           -                 -                 -                  -                   -                 -
           -                 -                 -                  -                   -                 -
           -                 -                 -                  -                   -                 -

           -                 -                 -                  -                   -                 -
           -                 -                 -                  -                   -                 -
           -                 -                 -                  -                   -                 -

           -                 -                 -                  -                   -                 -
           -                 -                 -                  -                   -                 -
           -                 -                 -                  -                   -                 -

           -                 -                 -                  -                   -                 -
           -                 -                 -                  -                   -                 -
           -                 -                 -                  -                   -                 -

           -                 -                 -                  -                   -                 -
           -                 -                 -                  -                   -                 -
           -                 -                 -                  -                   -                 -

                    PFL Retirement Builder Variable Annuity
                  Account - Portfolio Select Variable Annuity

                          Balance Sheets (continued)

                                                        AIM V.I.         AIM V.I.
                                                       Growth and       International      AIM V.I.
                                                      Income Fund       Equity Fund       Value Fund
                                                       Subaccount        Subaccount       Subaccount
                                                  ---------------------------------------------------------
Assets (continued)
Investments in mutual funds, at current market
 value (continued):
 Variable Insurance Products Fund III:
  VIP III Growth Opportunities Portfolio            $            -      $           -     $             -
 Templeton Variable Products Series Fund:
  Templeton International Fund                                   -                  -                   -
  Templeton Asset Allocation Fund                                -                  -                   -
  Franklin Small Cap Investments Fund                            -                  -                   -
                                                  ---------------------------------------------------------
Total investments in mutual funds                       13,214,393          1,815,088          27,408,353
                                                  ---------------------------------------------------------
Total assets                                        $   13,214,393      $   1,815,088     $    27,408,353
                                                  =========================================================

Liabilities and contract owners' equity
Liabilities:
 Contract terminations payable                      $          184      $          20     $           243
                                                  ---------------------------------------------------------
Total liabilities                                              184                 20                 243

Contract owners' equity:
 Deferred annuity contracts terminable by owners        13,214,209          1,815,068          27,408,110
                                                  ---------------------------------------------------------
Total liabilities and contract owners' equity       $   13,214,393      $   1,815,088     $    27,408,353
                                                  =========================================================

See accompanying notes.

                                          Evergreen
                     Evergreen VA         VA Growth         Evergreen VA        Evergreen VA      Federated
   Evergreen          Foundation         and Income           Global           International     High Income
    VA Fund              Fund              Fund            Leaders Fund         Growth Fund      Bond Fund II
   Subaccount         Subaccount         Subaccount         Subaccount           Subaccount      Subaccount
------------------------------------------------------------------------------------------------------------------
 $          -        $          -        $         -       $           -       $           -     $          -

            -                   -                  -                   -                   -                -
            -                   -                  -                   -                   -                -
            -                   -                  -                   -                   -                -
------------------------------------------------------------------------------------------------------------------
    1,782,297          14,831,971          2,908,235             751,111             132,112        6,588,695
------------------------------------------------------------------------------------------------------------------
 $  1,782,297         $14,831,971        $ 2,908,235       $     751,111       $     132,112     $  6,588,698
==================================================================================================================



 $      3,434         $        43        $       245       $           6       $           9     $          -
------------------------------------------------------------------------------------------------------------------
        3,434                  43                245                   6                   9                -


    1,778,863          14,831,928          2,907,990             751,105             132,103        6,588,698
------------------------------------------------------------------------------------------------------------------
 $  1,782,297         $14,831,971        $ 2,908,235       $     751,111       $     132,112     $  6,588,698
==================================================================================================================

                    PFL Retirement Builder Variable Annuity
                  Account - Portfolio Select Variable Annuity

                          Balance Sheets (continued)

                                                          MFS
                                                        Emerging         MFS Research     MFS Total
                                                      Growth Series         Series       Return Series
                                                        Subaccount         Subaccount      Subaccount
                                                      ------------------------------------------------
Assets
Cash                                                  $          -       $          -    $          -
Investments in mutual funds, at current market
 value:
 AIM Variable Insurance Funds, Inc.:
  AIM V.I. Growth and Income Fund                                -                  -               -
  AIM V.I. International Equity Fund                             -                  -               -
  AIM V.I. Value Fund                                            -                  -               -
 Evergreen Variable Trust:
  Evergreen VA Fund                                              -                  -               -
  Evergreen VA Foundation Fund                                   -                  -               -
  Evergreen VA Growth and Income Fund                            -                  -               -
  Evergreen VA Global Leaders Fund                               -                  -               -
  Evergreen VA International Growth Fund                         -                  -               -
 Federated Insurance Series:
  Federated High Income Bond Fund II                             -                  -               -
 MFS Variable Insurance Trust:
  MFS Emerging Growth Series                            13,624,269                  -               -
  MFS Research Series                                            -          9,781,330               -
  MFS Total Return Series                                        -                  -       6,220,616
  MFS Utilities Series                                           -                  -               -
 Oppenheimer Variable Account Funds:
  Oppenheimer Growth Fund                                        -                  -               -
  Oppenheimer Multiple Strategies Fund                           -                  -               -
  Oppenheimer Strategic Bond Fund                                -                  -               -
 Putnam Variable Trust:
  Putnam VT Global Growth Fund                                   -                  -               -
  Putnam VT Money Market Fund                                    -                  -               -
  Putnam VT New Value Fund                                       -                  -               -
 Mentor Variable Investment Portfolios:
  Mentor VIP Capital Growth Portfolio                            -                  -               -
  Mentor VIP Growth Portfolio                                    -                  -               -
  Mentor VIP High Income Portfolio                               -                  -               -
 Variable Insurance Products Fund:
  VIP High Income Portfolio                                      -                  -               -
 Variable Insurance Products Fund II:
  VIP II Index 500 Portfolio                                     -                  -               -
  VIP II Investment Grade Bond Portfolio                         -                  -               -

                                      Oppenheimer                        Putnam VT      Putnam VT
      MFS                                 Multiple        Oppenheimer        Global         Money       Putnam VT
    Utilities        Oppenheimer         Strategies         Strategic       Growth          Market      New Value
      Series          Growth Fund           Fund           Bond Fund           Fund           Fund         Fund
    Subaccount         Subaccount         Subaccount       Subaccount       Subaccount     Subaccount    Subaccount

-------------------------------------------------------------------------------------------------------------------
$            -       $          -      $           -      $         1       $        -    $         4    $        -


             -                  -                  -                -                -              -             -
             -                  -                  -                -                -              -             -
             -                  -                  -                -                -              -             -

             -                  -                  -                -                -              -             -
             -                  -                  -                -                -              -             -
             -                  -                  -                -                -              -             -
             -                  -                  -                -                -              -             -
             -                  -                  -                -                -              -             -

             -                  -                  -                -                -              -             -

             -                  -                  -                -                -              -             -
             -                  -                  -                -                -              -             -
             -                  -                  -                -                -              -             -
     2,815,515                  -                  -                -                -              -             -

             -         10,319,948                  -                -                -              -             -
             -                  -          2,490,973                -                -              -             -
             -                  -                  -        4,816,659                -              -             -

             -                  -                  -                -        5,300,636              -             -
             -                  -                  -                -                -      3,472,926             -
             -                  -                  -                -                -              -     1,463,725

             -                  -                  -                -                -              -             -
             -                  -                  -                -                -              -             -
             -                  -                  -                -                -              -             -

             -                  -                  -                -                -              -             -
             -                  -                  -                -                -              -             -
             -                  -                  -                -                -              -             -

                    PFL Retirement Builder Variable Annuity
                  Account - Portfolio Select Variable Annuity

                           Balance Sheets (continued)

                                                          MFS
                                                        Emerging          MFS Research          MFS Total
                                                       Growth Series         Series           Return Series
                                                        Subaccount         Subaccount          Subaccount
                                                       --------------------------------------------------
Assets (continued)
Investments in mutual funds, at current market
 value (continued):
 Variable Insurance Products Fund III:
  VIP III Growth Opportunities Portfolio               $         -         $        -          $        -
 Templeton Variable Products Series Fund:
  Templeton International Fund                                   -                  -                   -
  Templeton Asset Allocation Fund                                -                  -                   -
  Franklin Small Cap Investments Fund                            -                  -                   -
                                                       --------------------------------------------------
Total investments in mutual funds                       13,624,269          9,781,330           6,220,616
                                                       --------------------------------------------------
Total assets                                           $13,624,269         $9,781,330          $6,220,616
                                                       ==================================================

Liabilities and contract owners' equity
Liabilities:
 Contract terminations payable                         $       207         $       97          $       23
                                                       --------------------------------------------------
Total liabilities                                              207                 97                  23

Contract owners' equity:
 Deferred annuity contracts terminable by owners        13,624,062          9,781,233           6,220,593
                                                       --------------------------------------------------
Total liabilities and contract owners' equity          $13,624,269         $9,781,330          $6,220,616
                                                       ==================================================

See accompanying notes.

                                 Oppenheimer                          Putnam VT          Putnam VT
  MFS                              Multiple          Oppenheimer        Global             Money             Putnam VT
Utilities       Oppenheimer       Strategies          Strategic         Growth             Market             New Value
Series          Growth Fund          Fund            Bond Fund            Fund              Fund                Fund
Subaccount       Subaccount       Subaccount         Subaccount         Subaccount        Subaccount          Subaccount
------------------------------------------------------------------------------------------------------------------------

$        -      $         -       $        -         $        -        $         -       $         -         $         -

         -                -                -                  -                  -                 -                   -
         -                -                -                  -                  -                 -                   -
         -                -                -                  -                  -                 -                   -
------------------------------------------------------------------------------------------------------------------------
 2,815,515       10,319,948        2,490,973          4,816,659          5,300,636         3,472,926           1,463,725
------------------------------------------------------------------------------------------------------------------------
$2,815,515      $10,319,948       $2,490,973         $4,816,660        $ 5,300,636       $ 3,472,930         $ 1,463,725
========================================================================================================================


$       33      $       148       $       16         $        -        $        51       $         -         $        17
------------------------------------------------------------------------------------------------------------------------
        33              148               16                  -                 51                 -                  17


 2,815,482       10,319,800        2,490,957          4,816,660          5,300,585         3,472,930           1,463,708
------------------------------------------------------------------------------------------------------------------------
$2,815,515      $10,319,948       $2,490,973         $4,816,660        $ 5,300,636       $ 3,472,930         $ 1,463,725
========================================================================================================================

                    PFL Retirement Builder Variable Annuity
                  Account - Portfolio Select Variable Annuity

                           Balance Sheets (continued)

                                                       Mentor VIP
                                                         Capital              Mentor VIP         Mentor VIP
                                                         Growth                 Growth           High Income
                                                       Subaccount             Subaccount          Subaccount
                                                    ----------------------------------------------------------
Assets
Cash                                                  $         -          $           -      $           -
Investments in mutual funds, at current market
 value:
 AIM Variable Insurance Funds, Inc.:
  AIM V.I. Growth and Income Fund                               -                      -                  -
  AIM V.I. International Equity Fund                            -                      -                  -
  AIM V.I. Value Fund                                           -                      -                  -
 Evergreen Variable Trust:
  Evergreen VA Fund                                             -                      -                  -
  Evergreen VA Foundation Fund                                  -                      -                  -
  Evergreen VA Growth and Income Fund                           -                      -                  -
  Evergreen VA Global Leaders Fund                              -                      -                  -
  Evergreen VA International Growth Fund                        -                      -                  -
 Federated Insurance Series:
  Federated High Income Bond Fund II                            -                      -                  -
 MFS Variable Insurance Trust:
  MFS Emerging Growth Series                                    -                      -                  -
  MFS Research Series                                           -                      -                  -
  MFS Total Return Series                                       -                      -                  -
  MFS Utilities Series                                          -                      -                  -
 Oppenheimer Variable Account Funds:
  Oppenheimer Growth Fund                                       -                      -                  -
  Oppenheimer Multiple Strategies Fund                          -                      -                  -
  Oppenheimer Strategic Bond Fund                               -                      -                  -
 Putnam Variable Trust:
  Putnam VT Global Growth Fund                                  -                      -                  -
  Putnam VT Money Market Fund                                   -                      -                  -
  Putnam VT New Value Fund                                      -                      -                  -
 Mentor Variable Investment Portfolios:
  Mentor VIP Capital Growth Portfolio                   2,052,911                      -                  -
  Mentor VIP Growth Portfolio                                   -                576,335                  -
  Mentor VIP High Income Portfolio                              -                      -            184,389
 Variable Insurance Products Fund:
  VIP High Income Portfolio                                     -                      -                  -
 Variable Insurance Products Fund II:
  VIP II Index 500 Portfolio                                    -                      -                  -
  VIP II Investment Grade Bond Portfolio                        -                      -                  -

                                      VIP II          VIP III                             Templeton          Franklin
 VIP High         VIP II            Investment        Growth             Templeton           Asset           Small Cap
  Income         Index 500          Grade Bond       Opportunities     International      Allocation        Investments
Subaccount       Subaccount         Subaccount        Subaccount        Subaccount        Subaccount        Subaccount
-----------------------------------------------------------------------------------------------------------------------
$        -      $         -          $       -        $        -         $       -         $       -        $        -


         -                -                  -                 -                 -                 -                 -
         -                -                  -                 -                 -                 -                 -
         -                -                  -                 -                 -                 -                 -

         -                -                  -                 -                 -                 -                 -
         -                -                  -                 -                 -                 -                 -
         -                -                  -                 -                 -                 -                 -
         -                -                  -                 -                 -                 -                 -
         -                -                  -                 -                 -                 -                 -

         -                -                  -                 -                 -                 -                 -

         -                -                  -                 -                 -                 -                 -
         -                -                  -                 -                 -                 -                 -
         -                -                  -                 -                 -                 -                 -
         -                -                  -                 -                 -                 -                 -

         -                -                  -                 -                 -                 -                 -
         -                -                  -                 -                 -                 -                 -
         -                -                  -                 -                 -                 -                 -

         -                -                  -                 -                 -                 -                 -
         -                -                  -                 -                 -                 -                 -
         -                -                  -                 -                 -                 -                 -

         -                -                  -                 -                 -                 -                 -
         -                -                  -                 -                 -                 -                 -
         -                -                  -                 -                 -                 -                 -

 1,032,593                -                  -                 -                 -                 -                 -

         -       11,627,886                  -                 -                 -                 -                 -
         -                -          1,216,574                 -                 -                 -                 -

                    PFL Retirement Builder Variable Annuity
                  Account - Portfolio Select Variable Annuity

                           Balance Sheets (continued)

                                                       Mentor VIP         Mentor VIP        Mentor VIP
                                                     Capital Growth         Growth           High Income
                                                       Subaccount         Subaccount          Subaccount

                                                     ---------------------------------------------------
Assets (continued)
Investments in mutual funds, at current market
 value (continued)
 Variable Insurance Products Fund III:
  VIP III Growth Opportunities Portfolio               $        -         $        -        $         -
 Templeton Variable Products Series Fund:
  Templeton International Fund                                  -                  -                   -
  Templeton Asset Allocation Fund                               -                  -                   -
  Franklin Small Cap Investments Fund                           -                  -                   -
                                                     ---------------------------------------------------
Total investments in mutual funds                       2,052,911            576,335             184,389
                                                     ---------------------------------------------------
Total assets                                           $2,052,911         $  576,335        $    184,389
                                                     ===================================================

Liabilities and contract owners' equity
Liabilities:
 Contract terminations payable                         $       56         $        8        $          2
                                                     ---------------------------------------------------
Total liabilities                                              56                  8                   2

Contract owners' equity:
 Deferred annuity contracts terminable by owners        2,052,855            576,327             184,387
                                                     ---------------------------------------------------
Total liabilities and contract owners' equity          $2,052,911         $  576,335        $    184,389
                                                     ===================================================

See accompanying notes.

                                       VIP II           VIP III                          Templeton       Franklin
  VIP High           VIP II          Investment         Growth            Templeton        Asset         Small Cap
   Income          Index 500         Grade Bond      Opportunities      International    Allocation     Investments
 Subaccount        Subaccount        Subaccount       Subaccount         Subaccount      Subaccount     Subaccount
----------------------------------------------------------------------------------------------------------------------
$         -      $          -       $         -      $ 6,058,336        $         -      $        -     $        -

          -                 -                 -                -            913,013               -              -
          -                 -                 -                -                  -         357,351              -
          -                 -                 -                -                  -               -      1,406,404
------------------------------------------------------------------------------------------------------------------
  1,032,593        11,627,886         1,216,574        6,058,336            913,013         357,351      1,406,404
------------------------------------------------------------------------------------------------------------------
$ 1,032,593      $ 11,627,886       $ 1,216,574      $ 6,058,336          $ 913,013      $  357,351     $1,406,404
==================================================================================================================


$         -      $         47       $         -      $        50          $      11      $        4     $       10
------------------------------------------------------------------------------------------------------------------
          -                47                 -               50                 11               4             10


  1,032,593        11,627,839         1,216,574        6,058,286            913,002         357,347      1,406,394
------------------------------------------------------------------------------------------------------------------
$ 1,032,593      $ 11,627,886       $ 1,216,574      $ 6,058,336          $ 913,013      $  357,351     $1,406,404
==================================================================================================================

                    PFL Retirement Builder Variable Annuity
                  Account - Portfolio Select Variable Annuity

                            Statements of Operations

                 Year ended December 31, 1999, except as noted

                                                                 AIM V.I.          AIM V.I.
                                                                Growth and      International       AIM V.I.
                                                               Income Fund       Equity Fund       Value Fund
                                                                Subaccount        Subaccount       Subaccount
                                                              -----------------------------------------------
Net investment income (loss)
Income:
 Dividends                                                      $  101,942          $ 55,235       $  421,783
Expenses:
 Administrative, mortality and expense risk charges                 67,926             8,136          152,177
                                                              -----------------------------------------------
Net investment income (loss)                                        34,016            47,099          269,606

Net realized and unrealized capital gain (loss) from
 investments
Net realized capital gain (loss) from sales of investments:
 Proceeds from sales                                               530,920            84,397          365,248
 Cost of investments sold                                          457,516            72,157          307,393
                                                              -----------------------------------------------
Net realized capital gain (loss) from sales of investments          73,404            12,240           57,855

Net change in unrealized appreciation/depreciation of
 investments:
 Beginning of period                                                14,814             2,580           29,306
 End of period                                                   1,997,508           444,480        3,304,237
                                                              -----------------------------------------------
Net change in unrealized appreciation/depreciation of
 investments                                                     1,982,694           441,900        3,274,931
                                                              -----------------------------------------------
Net realized and unrealized capital gain (loss) from
 investments                                                     2,056,098           454,140        3,332,786
                                                              -----------------------------------------------
Increase (decrease) from operations                             $2,090,114          $501,239       $3,602,392
                                                              ===============================================

(1) Commencement of operations, May 3, 1999.
(2) Commencement of operations, July 30, 1999.

See accompanying notes.

                                        Evergreen
                   Evergreen VA         VA Growth             Evergreen VA       Evergreen VA         Federated
 Evergreen          Foundation         and Income               Global           International       High Income
  VA Fund              Fund              Fund                Leaders Fund         Growth Fund        Bond Fund II
 Subaccount         Subaccount         Subaccount            Subaccount (1)       Subaccount (1)      Subaccount
-----------------------------------------------------------------------------------------------------------------
 $  117,009        $   251,007         $  133,491             $    2,390          $    2,184         $   131,813

     12,929             98,746             22,954                  2,418                 376              45,314
-----------------------------------------------------------------------------------------------------------------
    104,080            152,261            110,537                    (28)              1,808              86,499




     85,870            404,879            108,302                 76,875              51,622             486,567
     75,705            397,611            102,335                 74,039              43,133             517,747
----------------------------------------------------------------------------------------------------------------
     10,165              7,268              5,967                  2,836               8,489             (31,180)


      7,610              4,053             14,333                      -                   -               1,692
    116,512            811,190            243,753                 71,464              11,453             (65,775)
----------------------------------------------------------------------------------------------------------------

    108,902            807,137            229,420                 71,464              11,453             (67,467)
----------------------------------------------------------------------------------------------------------------


    119,067            814,405            235,387                 74,300              19,942             (98,647)
 ---------------------------------------------------------------------------------------------------------------
 $  223,147        $   966,666         $  345,924             $   74,272          $   21,750         $   (12,148)
================================================================================================================

                    PFL Retirement Builder Variable Annuity
                  Account - Portfolio Select Variable Annuity

                      Statements of Operations (continued)

                                                               MFS
                                                             Emerging      MFS Research        MFS Total
                                                          Growth Series       Series         Return Series
                                                            Subaccount      Subaccount         Subaccount
                                                          -----------------------------------------------
Net investment income (loss)
Income:
Dividends                                                 $         -      $   29,678        $   110,837
Expenses:
 Administrative, mortality and expense risk charges            60,988          60,113             44,986
                                                          ----------------------------------------------
Net investment income (loss)                                  (60,988)        (30,435)            65,851

Net realized and unrealized capital gain (loss)
 from investments
Net realized capital gain (loss) from sales of
 investments:
 Proceeds from sales                                          577,046         284,185            198,553
 Cost of investments sold                                     375,865         248,120            197,933
                                                          ----------------------------------------------
Net realized capital gain (loss) from sales of
 investments                                                  201,181          36,065                620

Net change in unrealized appreciation/depreciation
 of investments:
 Beginning of period                                           32,092          24,590              6,524
 End of period                                              4,533,648       1,452,548            (39,904)
Net change in unrealized appreciation/depreciation        ----------------------------------------------
 of investments                                             4,501,556       1,427,958            (46,428)
                                                          ----------------------------------------------

Net realized and unrealized capital gain (loss)
 from investments                                           4,702,737       1,464,023            (45,808)
                                                          ----------------------------------------------
Increase (decrease) from operations                       $ 4,641,749      $1,433,588        $    20,043
                                                          ==============================================

(1) Commencement of operations, May 3, 1999.
(2) Commencement of operations, July 30, 1999.

See accompanying notes.

                                       Oppenheimer                        Putnam VT        Putnam VT
                                        Multiple          Oppenheimer       Global           Money        Putnam VT
 MFS Utilities     Oppenheimer         Strategies          Strategic        Growth           Market       New Value
     Series        Growth Fund            Fund             Bond Fund         Fund             Fund          Fund
 Subaccount (1)     Subaccount         Subaccount          Subaccount     Subaccount       Subaccount     Subaccount
--------------------------------------------------------------------------------------------------------------------
  $       -         $   61,602         $   50,523          $   82,729     $   59,455       $   71,812      $   7,020

      8,902             57,174             16,677              38,421         22,747           20,746         10,722
--------------------------------------------------------------------------------------------------------------------
     (8,902)             4,428             33,846              44,308         36,708           51,066         (3,702)



     15,611            337,583             54,293             373,541        119,487        1,045,559         79,858
     14,825            268,158             54,423             389,471        107,113        1,045,559         74,880
--------------------------------------------------------------------------------------------------------------------

        786             69,425               (130)            (15,930)        12,374                -          4,978


          -             17,186              3,928               2,340          5,637                -            906
    355,871          2,026,811            109,670              51,887      1,514,361                -        (79,451)
--------------------------------------------------------------------------------------------------------------------

    355,871          2,009,625            105,742              49,547      1,508,724                -        (80,357)
--------------------------------------------------------------------------------------------------------------------


    356,657          2,079,050            105,612              33,617      1,521,098                -        (75,379)
---------------------------------------------------------------------------------------------------------------------
  $ 347,755         $2,083,478         $  139,458          $   77,925     $1,557,806       $   51,066      $ (79,081)
====================================================================================================================

                    PFL Retirement Builder Variable Annuity
                  Account - Portfolio Select Variable Annuity

                      Statements of Operations (continued)

                                                         Mentor VIP
                                                           Capital            Mentor VIP          Mentor VIP
                                                           Growth              Growth             High Income
                                                         Subaccount (1)      Subaccount (1)      Subaccount (2)
                                                         ------------------------------------------------------
Net investment income (loss)
Income:
 Dividends                                               $ 1,821              $   141              $ 5,262
Expenses:
  Administrative, mortality and expense risk charges       7,237                1,440                  224
                                                         ------------------------------------------------------
Net investment income (loss)                              (5,416)              (1,299)               5,038

Net realized and unrealized capital gain (loss)
 from investments
Net realized capital gain (loss) from sales of
 investments:
 Proceeds from sales                                      86,888                7,952                3,096
 Cost of investments sold                                 90,678                7,394                3,060
                                                         ------------------------------------------------------
Net realized capital gain (loss) from sales of
 investments                                              (3,790)                 558                   36


Net change in unrealized appreciation/depreciation
 of investments:
 Beginning of period                                           -                    -                    -
 End of period                                            54,430               98,084               (4,344)
Net change in unrealized appreciation/depreciation       ------------------------------------------------------
 of investments                                           54,430               98,084               (4,344)
                                                         ------------------------------------------------------

Net realized and unrealized capital gain (loss)
 from investments                                         50,640               98,642               (4,308)
                                                          -----------------------------------------------------
Increase (decrease) from operations                      $45,224              $97,343              $   730
                                                         ======================================================

(1) Commencement of operations, May 3, 1999.
(2) Commencement of operations, July 30, 1999.

See accompanying notes.

                                       VIP II            VIP III                            Templeton        Franklin
  VIP High         VIP II Index      Investment          Growth           Templeton           Asset           Small Cap
  Income               500           Grade Bond       Opportunities     International       Allocation       Investments
Subaccount (1)    Subaccount (1)    Subaccount (1)    Subaccount (1)    Subaccount (1)    Subaccount (1)    Subaccount (1)
------------------------------------------------------------------------------------------------------------------------------
$          -    $           -     $          -      $          -       $         -        $         -          $           -


       4,228           40,782            4,066            22,168             3,071              1,311                  3,352
------------------------------------------------------------------------------------------------------------------------------
      (4,228)         (40,782)          (4,066)          (22,168)           (3,071)            (1,311)                (3,352)



      53,902           86,457           44,668            92,273             5,802              2,709                 65,707
      54,820           81,671           45,200            94,113             5,848              2,640                 50,349
------------------------------------------------------------------------------------------------------------------------------

        (918)           4,786             (532)           (1,840)              (46)                69                 15,358


           -                -                -                 -                 -                  -                      -
      20,830          919,556            4,101           123,444            85,334             28,651                286,704
------------------------------------------------------------------------------------------------------------------------------

      20,830          919,556            4,101           123,444            85,334             28,651                286,704
------------------------------------------------------------------------------------------------------------------------------


      19,912          924,342            3,569           121,604            85,288             28,720                302,062
------------------------------------------------------------------------------------------------------------------------------
$     15,684    $     883,560     $       (497)     $     99,436       $    82,217        $    27,409          $     298,710
==============================================================================================================================

                    PFL Retirement Builder Variable Annuity
                  Account - Portfolio Select Variable Annuity

               Statements of Changes in Contract Owners' Equity

                     Year ended December 31, 1999 and the
                  period from October 31, 1998 (commencement
           of operations) through December 31, 1998, except as noted

                                                                                           AIM V.I.
                                                 AIM V.I. Growth and               International Equity Fund
                                                Income Fund Subaccount                     Subaccount
                                          ---------------------------------    ---------------------------------
                                                  1999            1998                1999             1998
                                          ---------------------------------    ---------------------------------
Operations:
 Net investment income (loss)                   $    34,016        $  2,723          $   47,099         $    891
 Net realized capital gain (loss)                    73,404              95              12,240            1,922
 Net change in unrealized appreciation/
 depreciation of investments                      1,982,694          14,814             441,900            2,580
                                          ---------------------------------    ---------------------------------
Increase (decrease) from operations               2,090,114          17,632             501,239            5,393

Contract transactions:
 Net contract purchase payments                   5,437,325         221,460             752,167          163,982
 Transfer payments from (to) other
  subaccounts or general account                  5,658,870          35,968             500,282           10,057

 Contract terminations, withdrawals, and
  other deductions                                 (247,160)              -             (45,955)         (72,097)
                                          ---------------------------------    ---------------------------------
Increase from contract transactions              10,849,035         257,428           1,206,494          101,942
                                          ---------------------------------    ---------------------------------
Net increase in contract owners' equity          12,939,149         275,060           1,707,733          107,335

Contract owners' equity:
 Beginning of period                                275,060               -             107,335                -
                                          ---------------------------------    ---------------------------------
 End of period                                  $13,214,209        $275,060          $1,815,068         $107,335
                                          =================================    =================================

(1) Commencement of operations, May 3, 1999.
(2) Commencement of operations, July 30, 1999.


See accompanying notes.

        AIM V.I. Value Fund                          Evergreen VA Fund                       Evergreen VA Foundation
             Subaccount                                  Subaccount                               Fund Subaccount
------------------------------------      ---------------------------------------    ---------------------------------------
      1999                1998                     1999               1998                    1999               1998
------------------------------------      ---------------------------------------    ---------------------------------------
$     269,606             $   27,760               $  104,080            $    317            $   152,261            $ 10,172
       57,855                  5,641                   10,165                 325                  7,268                   -

    3,274,931                 29,306                  108,902               7,610                807,137               4,053
------------------------------------      ---------------------------------------    ---------------------------------------
    3,602,392                 62,707                  223,147               8,252                966,666              14,225


   12,912,737                982,593                  934,086             200,260              6,879,339             750,146

   10,269,708                 85,240                  417,633              16,696              6,560,019              78,262

     (391,265)              (116,002)                 (21,211)                  -               (416,729)                  -
------------------------------------      ---------------------------------------    ---------------------------------------
   22,791,180                951,831                1,330,508             216,956             13,022,629             828,408
------------------------------------      ---------------------------------------    ---------------------------------------
   26,393,572              1,014,538                1,553,655             225,208             13,989,295             842,633


    1,014,538                      -                  225,208                   -                842,633                   -
------------------------------------      ---------------------------------------    ---------------------------------------
$  27,408,110             $1,014,538               $1,778,863            $225,208            $14,831,928            $842,633
====================================      =======================================    =======================================

                    PFL Retirement Builder Variable Annuity
                  Account - Portfolio Select Variable Annuity

         Statements of Changes in Contract Owners' Equity (continued)

                                                        Evergreen VA Growth                Evergreen VA
                                                          and Income Fund                 Global Leaders
                                                             Subaccount                   Fund Subaccount
                                                   ------------------------------     -----------------------
                                                          1999           1998                  1999 (1)
                                                   ------------------------------     -----------------------
Operations:
 Net investment income (loss)                           $  110,537       $  2,995                    $    (28)
 Net realized capital gain (loss)                            5,967             10                       2,836
 Net change in unrealized appreciation/
 depreciation of investments                               229,420         14,333                      71,464
                                                   ------------------------------     -----------------------
Increase (decrease) from operations                        345,924         17,338                      74,272

Contract transactions:
 Net contract purchase payments                          1,104,153        510,222                     389,389
 Transfer payments from (to) other subaccounts or
  general account                                          958,648         35,661                     335,609

 Contract terminations, withdrawals, and other
  deductions                                               (63,625)          (331)                    (48,165)
                                                   ------------------------------     -----------------------
Increase from contract transactions                      1,999,176        545,552                     676,833
                                                   ------------------------------     -----------------------
Net increase in contract owners' equity                  2,345,100        562,890                     751,105

Contract owners' equity:
 Beginning of period                                       562,890              -                           -
                                                   ------------------------------     -----------------------
 End of period                                          $2,907,990       $562,890                    $751,105
                                                   ==============================     =======================


(1) Commencement of operations, May 3, 1999.
(2) Commencement of operations, July 30, 1999.


See accompanying notes.

   Evergreen VA International               Federated High Income Bond                       MFS Emerging Growth
     Growth Fund Subaccount                     Fund II Subaccount                            Series Subaccount
--------------------------------     ---------------------------------------      ---------------------------------------
            1999 (1)                          1999                1998                     1999                1998
--------------------------------     ---------------------------------------      ---------------------------------------
          $    1,808                          $   86,499            $   (409)             $   (60,988)           $   (344)
               8,489                             (31,180)                  5                  201,181                   -

              11,453                             (67,467)              1,692                4,501,556              32,092
--------------------------------     ---------------------------------------      ---------------------------------------
              21,750                             (12,148)              1,288                4,641,749              31,748


             103,925                           3,472,076             555,215                5,487,877             469,969

               7,973                           2,738,998              54,212                3,514,893              35,407

              (1,545)                           (220,754)               (189)                (557,472)               (109)
--------------------------------     ---------------------------------------      ---------------------------------------
             110,353                           5,990,320             609,238                8,445,298             505,267
--------------------------------     ---------------------------------------      ---------------------------------------
             132,103                           5,978,172             610,526               13,087,047             537,015


                   -                             610,526                   -                  537,015                   -
--------------------------------     ---------------------------------------      ---------------------------------------
          $  132,103                          $6,588,698            $610,526              $13,624,062            $537,015
================================     =======================================      =======================================

                    PFL Retirement Builder Variable Annuity
                  Account - Portfolio Select Variable Annuity

         Statements of Changes in Contract Owners' Equity (continued)

                                                      MFS Research                        MFS Total Return
                                                    Series Subaccount                    Series Subaccount
                                           --------------------------------     ---------------------------------
                                                   1999            1998                1999             1998
                                           --------------------------------     ---------------------------------
Operations:
 Net investment income (loss)                     $  (30,435)      $   (421)          $   65,851         $   (329)
 Net realized capital gain (loss)                     36,065          5,002                  620                8
 Net change in unrealized appreciation/
 depreciation of investments                       1,427,958         24,590              (46,428)           6,524
                                           --------------------------------     ---------------------------------
Increase (decrease) from operations                1,433,588         29,171               20,043            6,203

Contract transactions:
 Net contract purchase payments                    4,295,133        564,741            2,870,568          414,561
 Transfer payments from (to) other
  subaccounts or general account                   3,676,833         48,044            2,906,101           72,881

 Contract terminations, withdrawals, and
  other deductions                                  (172,919)       (93,358)             (69,572)            (192)
                                           --------------------------------     ---------------------------------
Increase from contract transactions                7,799,047        519,427            5,707,097          487,250
                                           --------------------------------     ---------------------------------
Net increase in contract owners' equity            9,232,635        548,598            5,727,140          493,453

Contract owners' equity:
 Beginning of period                                 548,598              -              493,453                -
                                           --------------------------------     ---------------------------------
 End of period                                    $9,781,233       $548,598           $6,220,593         $493,453
                                           ================================     =================================


(1) Commencement of operations, May 3, 1999.
(2) Commencement of operations, July 30, 1999.


See accompanying notes.

  MFS Utilities Series                Oppenheimer Growth Fund                        Oppenheimer Multiple
       Subaccount                            Subaccount                           Strategies Fund Subaccount
-------------------------     ---------------------------------------      ---------------------------------------
        1999 (1)                       1999                1998                     1999                1998
-------------------------     ---------------------------------------      ---------------------------------------
     $      (8,902)                   $     4,428            $   (226)              $   33,846            $   (142)
               786                         69,425                   -                     (130)                 14

           355,871                      2,009,625              17,186                  105,742               3,928
-------------------------     ---------------------------------------      ---------------------------------------
           347,755                      2,083,478              16,960                  139,458               3,800


         1,216,794                      4,241,807             351,436                  997,361             231,350

         1,262,922                      3,758,749              43,813                1,142,320               7,710

           (11,989)                      (176,443)                  -                  (30,950)                (92)
-------------------------     ---------------------------------------      ---------------------------------------
         2,467,727                      7,824,113             395,249                2,108,731             238,968
-------------------------     ---------------------------------------      ---------------------------------------
         2,815,482                      9,907,591             412,209                2,248,189             242,768


                 -                        412,209                   -                  242,768                   -
-------------------------     ---------------------------------------      ---------------------------------------
     $   2,815,482                    $10,319,800            $412,209               $2,490,957            $242,768
=========================     =======================================      =======================================

                    PFL Retirement Builder Variable Annuity
                  Account - Portfolio Select Variable Annuity

         Statements of Changes in Contract Owners' Equity (continued)

                                                Oppenheimer Strategic                    Putnam VT Global
                                                 Bond Fund Subaccount                 Growth Fund Subaccount
                                           --------------------------------     ----------------------------------
                                                   1999            1998                1999              1998
                                           --------------------------------     ----------------------------------
Operations:
 Net investment income (loss)                     $   44,308       $   (415)          $   36,708           $   (73)
 Net realized capital gain (loss)                    (15,930)           566               12,374                21
 Net change in unrealized appreciation/
    depreciation of investments                       49,547          2,340            1,508,724             5,637
                                           --------------------------------     ----------------------------------
Increase (decrease) from operations                   77,925          2,491            1,557,806             5,585

Contract transactions:
 Net contract purchase payments                    2,205,327        589,303            1,965,363            56,340
 Transfer payments from (to) other
  subaccounts or general account                   2,119,621         58,616            1,739,625            23,279
 Contract terminations, withdrawals, and
  other deductions                                  (149,114)       (87,509)             (47,162)             (251)
                                           --------------------------------     ----------------------------------
Increase from contract transactions                4,175,834        560,410            3,657,826            79,368
                                           --------------------------------     ----------------------------------
Net increase in contract owners' equity            4,253,759        562,901            5,215,632            84,953

Contract owners' equity:
 Beginning of period                                 562,901              -               84,953                 -
                                           --------------------------------     ----------------------------------
 End of period                                    $4,816,660       $562,901           $5,300,585           $84,953
                                           ================================     ==================================



(1) Commencement of operations, May 3, 1999.
(2) Commencement of operations, July 30, 1999.


See accompanying notes.

      Putnam VT Money                   Putnam VT New                     Mentor VIP               Mentor VIP
        Market Fund                       Value Fund                    Capital Growth               Growth
        Subaccount                        Subaccount                      Subaccount               Subaccount
---------------------------    --------------------------------     ---------------------     --------------------
    1999           1998               1999            1998                  1999 (1)                 1999 (1)
---------------------------    --------------------------------     ---------------------     --------------------
$     51,066        $    77          $   (3,702)       $  1,847                $   (5,416)                $ (1,299)
           -              -               4,978               -                    (3,790)                     558

           -              -             (80,357)            906                    54,430                   98,084
---------------------------    --------------------------------     ---------------------     --------------------
      51,066             77             (79,081)          2,753                    45,224                   97,343


   3,414,705         79,999             709,476         149,022                 1,219,368                  272,502

     114,097              7             706,595          19,070                   792,629                  213,116

    (187,021)             -             (44,127)              -                    (4,366)                  (6,634)
---------------------------    --------------------------------     ---------------------     --------------------
   3,341,781         80,006           1,371,944         168,092                 2,007,631                  478,984
---------------------------    --------------------------------     ---------------------     --------------------
   3,392,847         80,083           1,292,863         170,845                 2,052,855                  576,327


      80,083              -             170,845               -                         -                        -
---------------------------    --------------------------------     ---------------------     --------------------
$  3,472,930        $80,083          $1,463,708        $170,845                $2,052,855                 $576,327
===========================    ================================     =====================     ====================

                    PFL Retirement Builder Variable Annuity
                  Account - Portfolio Select Variable Annuity

         Statements of Changes in Contract Owners' Equity (continued)

                                                    Mentor VIP              VIP High                VIP II
                                                    High Income              Income                Index 500
                                                    Subaccount             Subaccount             Subaccount
                                                -------------------     -----------------      -----------------
                                                       1999 (2)               1999 (1)               1999 (1)
                                                -------------------     -----------------      -----------------
Operations:
 Net investment income (loss)                              $  5,038            $   (4,228)           $   (40,782)
 Net realized capital gain (loss)                                36                  (918)                 4,786
 Net change in unrealized appreciation/
    depreciation of investments                              (4,344)               20,830                919,556
                                                -------------------     -----------------      -----------------
Increase (decrease) from operations                             730                15,684                883,560

Contract transactions:
 Net contract purchase payments                             142,000               615,050              5,758,959
 Transfer payments from (to) other subaccounts
  or general account                                         42,450               430,520              5,111,130
 Contract terminations, withdrawals, and other
  deductions                                                   (793)              (28,661)              (125,810)
                                                -------------------     -----------------      -----------------
Increase from contract transactions                         183,657             1,016,909             10,744,279
                                                -------------------     -----------------      -----------------
Net increase in contract owners' equity                     184,387             1,032,593             11,627,839

Contract owners' equity:
 Beginning of period                                              -                     -                      -
                                                -------------------     -----------------      -----------------
 End of period                                             $184,387            $1,032,593            $11,627,839
                                                ===================     =================      =================


(1) Commencement of operations, May 3, 1999.
(2) Commencement of operations, July 30, 1999.


See accompanying notes.

     VIP II               VIP III                                             Templeton                Franklin
   Investment              Growth                   Templeton                   Asset                  Small Cap
   Grade Bond           Opportunities             International               Allocation              Investments
   Subaccount             Subaccount                Subaccount                Subaccount               Subaccount
-----------------    --------------------      ---------------------     --------------------     --------------------
    1999 (1)                1999 (1)                   1999 (1)                 1999 (1)                 1999 (1)
-----------------    --------------------      ---------------------     --------------------     --------------------
$      (4,066)                 $  (22,168)                  $ (3,071)                $ (1,311)              $   (3,352)
         (532)                     (1,840)                       (46)                      69                   15,358

        4,101                     123,444                     85,334                   28,651                  286,704
-----------------    --------------------      ---------------------     --------------------     --------------------
         (497)                     99,436                     82,217                   27,409                  298,710


      442,643                   3,117,430                    372,050                  146,563                  670,913

      796,717                   2,884,268                    459,095                  184,781                  440,283

      (22,289)                    (42,848)                      (360)                  (1,406)                  (3,512)
-----------------    --------------------      ---------------------     --------------------     --------------------
    1,217,071                   5,958,850                    830,785                  329,938                1,107,684
-----------------    --------------------      ---------------------     --------------------     --------------------
    1,216,574                   6,058,286                    913,002                  357,347                1,406,394


            -                           -                          -                        -                        -
-----------------    --------------------      ---------------------     --------------------     --------------------
$   1,216,574                  $6,058,286                   $913,002                 $357,347               $1,406,394
=================    ====================      =====================     ====================     ====================

                    PFL Retirement Builder Variable Annuity
                  Account - Portfolio Select Variable Annuity

                         Notes to Financial Statements

                               December 31, 1999


1. Organization and Summary of Significant Accounting Policies

Organization

The PFL Retirement Builder Variable Annuity Account (the "Mutual Fund Account") is a segregated investment account of PFL Life Insurance Company ("PFL Life"), an indirect wholly-owned subsidiary of AEGON N.V., a holding company organized under the laws of The Netherlands.

The Mutual Fund Account is registered with the Securities and Exchange Commission as a Unit Investment Trust pursuant to provisions of the Investment Company Act of 1940. The Mutual Fund Account consists of sixty-one investment subaccounts, three of which are invested in specified portfolios of the AIM Variable Insurance Funds, Inc., five of which are invested in specified portfolios of the Evergreen Variable Trust, one of which is invested in the Federated High Income Bond Fund II of the Federated Insurance Series, four of which are invested in specified portfolios of the MFS Variable Insurance Trust, three of which are invested in specified portfolios of the Oppenheimer Variable Account Funds, three of which are invested in specified portfolios of the Putnam Variable Trust, three of which are invested in specified portfolios of the Mentor Variable Investment Portfolios, one of which is invested in the VIP High Income Portfolio of the Variable Insurance Products Fund, two of which are invested in specified portfolios of the Variable Insurance Products Fund II, one of which is invested in the VIP III Growth Opportunities Portfolio of the Variable Insurance Products Fund III, and three of which are invested in specified portfolios of the Templeton Variable Products Series Fund (each a "Series Fund" and collectively "the Series Funds"). Activity in these twenty-nine subaccounts is available to contract owners of the Portfolio Select Variable Annuity offered through First Union Brokerage Services. Activity in the remaining thirty-two subaccounts (not included herein), as well as certain of the aforementioned twenty-nine subaccounts, are available to contract owners of the Retirement Income Builder Variable Annuity, PFL Immediate Income Builder, The One Income Annuity, and Retirement Income Builder II Variable Annuity, also offered by PFL Life. The amounts reported herein represent the activity related to contract owners of the Portfolio Select Variable Annuity only.

Investments

Net purchase payments received by the Mutual Fund Account are invested in the portfolios of the Series Funds, as selected by the contract owner. Investments are stated at the closing net asset values per share as of December 31, 1999.

Realized capital gains and losses from sale of shares in the mutual funds are determined on the first-in, first-out basis. Investment transactions are accounted for on the trade date (date the order to buy or sell is executed) and dividend income is recorded on the ex-dividend date. Unrealized gains or losses from investments in the mutual funds are credited or charged to contract owners' equity.

                    PFL Retirement Builder Variable Annuity
                  Account - Portfolio Select Variable Annuity

                   Notes to Financial Statements (continued)


1. Organization and Summary of Significant Accounting Policies (continued)

Dividend Income

Dividends received from the Series Funds investments are reinvested to purchase additional mutual fund shares.


2. Investments

A summary of the mutual fund investments at December 31, 1999 follows:

                                             Number of      Net Asset Value        Market
                                            Shares Held        Per Share            Value           Cost
                                     ------------------------------------------------------------------------
AIM Variable Insurance Funds, Inc.:
  AIM V.I. Growth and Income Fund            418,309.370             $31.59      $13,214,393      $11,216,885
  AIM V.I. International Equity Fund          61,969.553              29.29        1,815,088        1,370,608
  AIM V.I. Value Fund                        818,159.797              33.50       27,408,353       24,104,116
 Evergreen Variable Trust:
  Evergreen VA Fund                          102,963.438              17.31        1,782,297        1,665,785
  Evergreen VA Foundation Fund               944,711.553              15.70       14,831,971       14,020,781
  Evergreen VA Growth and Income Fund        166,756.602              17.44        2,908,235        2,664,482
  Evergreen VA Global Leaders Fund            47,388.715              15.85          751,111          679,647
  Evergreen VA International Growth
   Fund                                       10,386.129              12.72          132,112          120,659
 Federated Insurance Series:
  Federated High Income Bond Fund II         643,427.231              10.24        6,588,695        6,654,470
 MFS Variable Insurance Trust:
  MFS Emerging Growth Series                 359,100.408              37.94       13,624,269        9,090,621
  MFS Research Series                        419,080.115              23.34        9,781,330        8,328,782
  MFS Total Return Series                    350,457.216              17.75        6,220,616        6,260,520
  MFS Utilities Series                       116,536.226              24.16        2,815,515        2,459,644
 Oppenheimer Variable Account Funds:
  Oppenheimer Growth Fund                    207,061.564              49.84       10,319,948        8,293,137
  Oppenheimer Multiple Strategies
   Fund                                      142,667.387              17.46        2,490,973        2,381,303
  Oppenheimer Strategic Bond Fund            969,146.751               4.97        4,816,659        4,764,772

                    PFL Retirement Builder Variable Annuity
                  Account - Portfolio Select Variable Annuity

                   Notes to Financial Statements (continued)



2. Investments (continued)

                                          Number of           Net Asset Value      Market
                                         Shares Held             Per Share          Value         Cost
                                      ------------------------------------------------------------------------
Putnam Variable Trust:
 Putnam VT Global Growth Fund                174,305.693            $ 30.41      $ 5,300,636      $ 3,786,275
 Putnam VT Money Market Fund               3,472,926.230               1.00        3,472,926        3,472,926
 Putnam VT New Value Fund                    123,521.121              11.85        1,463,725        1,543,176
Mentor Variable Investments
 Portfolio:
 Mentor VIP Capital Growth Fund              142,365.524              14.42        2,052,911        1,998,481

 Mentor VIP Growth Fund                       41,552.597              13.87          576,335          478,251
 Mentor VIP High Income Fund                  18,166.382              10.15          184,389          188,733
Variable Insurance Products Fund:
 VIP High Income Portfolio                    91,299.103              11.31        1,032,593        1,011,763
Variable Insurance Products Fund II:
 VIP II Index 500 Portfolio                   69,457.535             167.41       11,627,886       10,708,330
 VIP II Investment Grade Bond
  Portfolio                                  100,047.180              12.16        1,216,574        1,212,473

Variable Insurance Products Fund
 III:
 VIP III Growth Opportunities
  Portfolio                                  261,699.195              23.15        6,058,336        5,934,892

Templeton Variable Products Series
 Fund:
 Templeton International Fund                 41,256.810              22.13          913,013          827,679
 Templeton Asset Allocation Fund              15,356.731              23.27          357,351          328,700

 Franklin Small Cap Investments Fund          89,352.205              15.74        1,406,404        1,119,700

                    PFL Retirement Builder Variable Annuity
                  Account - Portfolio Select Variable Annuity

                   Notes to Financial Statements (continued)


2. Investments (continued)

The aggregate cost of purchases and proceeds from sales of investments were as follows:

                                                                        Period ended December 31
                                                              1999                                   1998
                                               ---------------------------------     ----------------------------------
                                                   Purchases          Sales               Purchases          Sales
                                               ---------------------------------     ----------------------------------
 AIM Variable Insurance Funds, Inc.:
  AIM V.I. Growth and Income Fund                   $11,414,145       $  530,920            $  260,902         $    741
  AIM V.I. International Equity Fund                  1,338,004           84,397               174,936           72,097
  AIM V.I. Value Fund                                23,426,246          365,248             1,095,515          115,893
 Evergreen Variable Trust:
  Evergreen VA Fund                                   1,523,887           85,870               223,938            6,660
  Evergreen VA Foundation Fund                       13,584,753          404,879               833,639                -
  Evergreen VA Growth and Income Fund                 2,219,780          108,302               547,361              334
  Evergreen VA Global Leaders Fund                      753,686           76,875                     -                -
  Evergreen VA International Growth Fund                163,792           51,622                     -                -
 Federated Insurance Series:
  Federated High Income Bond Fund II                  6,563,382          486,567               608,921               91
 MFS Variable Insurance Trust:
  MFS Emerging Growth Series                          8,961,549          577,046               504,937                -
  MFS Research Series                                 8,052,878          284,185               612,172           93,150
  MFS Total Return Series                             5,971,519          198,553               487,118              192
  MFS Utilities Series                                2,474,469           15,611                     -                -
 Oppenheimer Variable Account Funds:
  Oppenheimer Growth Fund                             8,166,265          337,583               395,030                -
  Oppenheimer Multiple Strategies Fund                2,196,884           54,293               239,062              234
  Oppenheimer Strategic Bond Fund                     4,593,681          373,541               647,407           87,411
 Putnam Variable Trust:
  Putnam VT Global Growth Fund                        3,814,069          119,487                79,451              153
  Putnam VT Money Market Fund                         4,438,402        1,045,559                80,114               31
  Putnam VT New Value Fund                            1,448,115           79,858               169,941                -
 Mentor Variable Investment Portfolios:
  Mentor VIP Capital Growth Portfolio                 2,089,159           86,888                     -                -
  Mentor VIP Growth Portfolio                           485,645            7,952                     -                -
  Mentor VIP High Income Portfolio                      191,793            3,096                     -                -
 Variable Insurance Products Fund:
  VIP High Income Portfolio                          10,790,001           86,457                     -                -
 Variable Insurance Products Fund II:
  VIP II Index 500 Portfolio                          1,257,673           44,668                     -                -
  VIP II Investment Grade Bond Portfolio              6,029,005           92,273                     -                -
 Variable Insurance Products Fund III:
  VIP III Growth Opportunities                        1,066,583           53,902                     -                -
 Templeton Variable Products Series Fund:
  Templeton International                               753,686            5,802                     -                -
  Templeton Asset Allocation                            163,792            2,709                     -                -
  Franklin Small Cap Investments                      2,474,469           65,707                     -                -

                    PFL Retirement Builder Variable Annuity
                  Account - Portfolio Select Variable Annuity

                   Notes to Financial Statements (continued)



3. Contract Owners' Equity

A summary of deferred annuity contracts terminable by owners at December 31, 1999 follows:

                                                                 Return of Premium Death Benefit
                                                   ---------------------------------------------------------
                                                       Accumulation       Accumulation      Total Contract
                    Subaccounts                         Units Owned        Unit Value           Value
------------------------------------------------------------------------------------------------------------

AIM V.I. Growth and Income Fund                          6,521,679.805         $1.668693         $10,882,681
AIM V.I. International Equity Fund                         974,356.520          1.647309           1,605,066
AIM V.I. Value Fund                                     14,061,168.861          1.621757          22,803,799
Evergreen VA Fund                                        1,133,327.786          1.363015           1,544,743
Evergreen VA Foundation Fund                            10,212,042.456          1.163482          11,881,528
Evergreen VA Growth and Income Fund                      1,897,269.471          1.259978           2,390,518
Evergreen VA Global Leaders Fund                           495,392.640          1.157425             573,380
Evergreen VA International Growth Fund                      97,099.617          1.346634             130,758
Federated High Income Bond Fund II                       4,889,829.326          1.039161           5,081,320
MFS Emerging Growth Series                               5,268,344.689          2.206323          11,623,670
MFS Research Series                                      5,446,898.645          1.482998           8,077,740
MFS Total Return Series                                  4,709,530.689          1.093953           5,152,005
MFS Utilities Series                                     1,657,355.059          1.413957           2,343,429
Oppenheimer Growth Fund                                  4,797,474.137          1.764620           8,465,719
Oppenheimer Multiple Strategies Fund                     1,503,090.531          1.170664           1,759,614
Oppenheimer Strategic Bond Fund                          3,502,331.278          1.028609           3,602,529
Putnam VT Global Growth Fund                             2,378,366.267          1.890365           4,495,980
Putnam VT Money Market Fund                              2,941,174.912          1.038440           3,054,234
Putnam VT New Value Fund                                 1,133,575.798          1.071862           1,215,037
Mentor VIP Capital Growth                                1,910,289.545          0.967344           1,847,907
Mentor VIP Growth                                          360,299.090          1.356656             488,802
Mentor VIP High Income                                     138,172.993          1.038416             143,481
VIP High Income                                            615,977.656          1.170692             721,120
VIP II Index 500                                         4,949,460.935          1.978931           9,794,642
VIP II Investment Grade Bond                               828,979.275          1.131353             937,868
VIP III Growth Opportunities                             3,266,566.939          1.551609           5,068,435
Templeton International                                    729,680.581          1.113051             812,172
Templeton Asset Allocation                                 248,746.829          1.083998             269,641
Franklin Small Cap Investments                             780,075.201          1.616150           1,260,719

                    PFL Retirement Builder Variable Annuity
                  Account - Portfolio Select Variable Annuity

                   Notes to Financial Statements (continued)



3. Contract Owners' Equity (continued)

                                                              5% Annually Compounding Death Benefit
                                                                  Annual Step-Up Death Benefit
                                                   ---------------------------------------------------------
                                                       Accumulation       Accumulation      Total Contract
                    Subaccounts                         Units Owned        Unit Value           Value
 ------------------------------------------------------------------------------------------------------------
AIM V.I. Growth and Income Fund                          1,394,637.971         $1.671780          $2,331,528
AIM V.I. International Equity Fund                         127,260.241          1.650174             210,002
AIM V.I. Value Fund                                      2,833,844.055          1.624758           4,604,311
Evergreen VA Fund                                          171,468.896          1.365381             234,120
Evergreen VA Foundation Fund                             2,531,434.571          1.165505           2,950,400
Evergreen VA Growth and Income Fund                        409,988.014          1.262163             517,472
Evergreen VA Global Leaders Fund                           153,400.950          1.158565             177,725
Evergreen VA International Growth Fund                         997.750          1.347956               1,345
Federated High Income Bond Fund II                       1,415,578.765          1.064849           1,507,378
MFS Emerging Growth Series                                 904,988.039          2.210407           2,000,392
MFS Research Series                                      1,146,554.165          1.485750           1,703,493
MFS Total Return Series                                    975,006.756          1.095980           1,068,588
MFS Utilities Series                                       333,234.967          1.416577             472,053
Oppenheimer Growth Fund                                  1,048,763.736          1.767873           1,854,081
Oppenheimer Multiple Strategies Fund                       623,644.728          1.172691             731,343
Oppenheimer Strategic Bond Fund                          1,178,165.433          1.030527           1,214,131
Putnam VT Global Growth Fund                               424,898.296          1.893641             804,605
Putnam VT Money Market Fund                                402,501.656          1.040234             418,696
Putnam VT New Value Fund                                   231,596.430          1.073725             248,671
Mentor VIP Capital Growth                                  211,661.420          0.968280             204,948
Mentor VIP Growth                                           64,450.995          1.358002              87,525
Mentor VIP High Income                                      39,367.491          1.039068              40,906
VIP High Income                                            264,879.935          1.175901             311,473
VIP II Index 500                                           922,263.939          1.987714           1,833,197
VIP II Investment Grade Bond                               245,256.660          1.136386             278,706
VIP III Growth Opportunities                               635,438.753          1.557744             989,851
Templeton International                                     90,499.960          1.114141             100,830
Templeton Asset Allocation                                  80,830.337          1.085065              87,706
Franklin Small Cap Investments                              90,047.993          1.617750             145,675

                    PFL Retirement Builder Variable Annuity
                  Account - Portfolio Select Variable Annuity

                   Notes to Financial Statements (continued)


3. Contract Owners' Equity (continued)

A summary of changes in contract owners' account units follows:

                                          AIM V.I.                                                         Evergreen
                                         Growth and        AIM V.I.                                           VA
                                           Income        International        AIM V.I.       Evergreen     Foundation
                                            Fund          Equity Fund        Value Fund       VA Fund         Fund
                                         Subaccount       Subaccount         Subaccount      Subaccount    Subaccount
                                     ----------------------------------------------------------------------------------
Units purchased                            194,908           164,865           825,683         185,748       716,537
Units redeemed and transferred              23,326           (65,236)          (24,316)         14,723        73,663
                                     ----------------------------------------------------------------------------------
Units outstanding at December 31,
 1998                                      218,234            99,629           801,367         200,471       790,200
 Units purchased                         3,928,964           626,685         9,239,702         783,118     6,357,190
 Units redeemed and transferred          3,769,120           375,303         6,853,944         321,208     5,596,087
                                     ----------------------------------------------------------------------------------
Units outstanding at December 31,
 1999                                    7,916,318         1,101,617        16,895,013       1,304,797    12,743,477
                                     ==================================================================================

                                                                                                Federated
                                        Evergreen VA      Evergreen VA        Evergreen VA        High              MFS
                                           Growth             Global         International       Income          Emerging
                                         and Income          Leaders             Growth           Bond            Growth
                                            Fund               Fund               Fund           Fund II          Series
                                         Subaccount         Subaccount         Subaccount       Subaccount      Subaccount
                                     -----------------------------------------------------------------------------------------
Units purchased                            489,890                  -                  -          539,714          397,029
Units redeemed and transferred              32,464                  -                  -           52,439           27,141
                                     -----------------------------------------------------------------------------------------
Units outstanding at December 31,
 1998                                      522,354                  -                  -          592,153          424,170
 Units purchased                           996,346            379,771             92,352        3,303,116        3,777,398
 Units redeemed and transferred            788,557            269,023              5,745        2,410,139        1,971,765
                                     -----------------------------------------------------------------------------------------
Units outstanding at December 31,
 1999                                    2,307,257            648,794             98,097        6,305,408        6,173,333
                                     =========================================================================================

                    PFL Retirement Builder Variable Annuity
                  Account - Portfolio Select Variable Annuity

                   Notes to Financial Statements (continued)



3. Contract Owners' Equity (continued)

                                                               MFS                                                Oppenheimer
                                             MFS              Total              MFS                                Multiple
                                           Research          Return           Utilities       Oppenheimer          Strategies
                                            Series           Series            Series         Growth Fund             Fund
                                          Subaccount       Subaccount        Subaccount        Subaccount          Subaccount
                                     -------------------------------------------------------------------------------------------
Units purchased                            491,482           397,802                -             292,656             221,734
Units redeemed and transferred             (38,942)           60,726                -              33,683               6,879
                                     -------------------------------------------------------------------------------------------
Units outstanding at December 31,
 1998                                      452,540           458,528                -             326,339             228,613
 Units purchased                         3,417,737         2,630,174        1,011,094           3,027,116             903,774
 Units redeemed and transferred          2,723,176         2,595,835          979,496           2,492,783             994,348
                                     -------------------------------------------------------------------------------------------
Units outstanding at December 31,
 1999                                    6,593,453         5,684,537        1,990,590           5,846,238           2,126,735
                                     ===========================================================================================

                                                             Putnam VT
                                          Oppenheimer          Global          Putnam VT           Putnam VT       Mentor VIP
                                           Strategic           Growth            Money             New Value         Capital
                                           Bond Fund            Fund          Market Fund             Fund            Growth
                                           Subaccount        Subaccount        Subaccount          Subaccount       Subaccount
                                     ------------------------------------------------------------------------------------------
Units purchased                             590,418            52,289             79,630             139,854                -
Units redeemed and transferred              (35,473)           20,642                  -              17,719                -
                                     ------------------------------------------------------------------------------------------
Units outstanding at December 31,
 1998                                       554,945            72,931             79,630             157,573                -
 Units purchased                          2,176,241         1,476,677          3,335,351             612,926        1,282,849
 Units redeemed and transferred           1,949,311         1,253,657            (71,304)            594,673          839,102
                                     ------------------------------------------------------------------------------------------
Units outstanding at December 31,
 1999                                     4,680,497         2,803,265          3,343,677           1,365,172        2,121,951
                                     ==========================================================================================

                    PFL Retirement Builder Variable Annuity
                  Account - Portfolio Select Variable Annuity

                   Notes to Financial Statements (continued)


3. Contract Owners' Equity (continued)


                                                           Mentor VIP                                          VIP II
                                          Mentor VIP          High          VIP High           VIP II        Investment
                                            Growth           Income          Income          Index 500       Grade Bond
                                          Subaccount       Subaccount      Subaccount        Subaccount      Subaccount
                                     -------------------------------------------------------------------------------------
Units purchased                                  -               -                -                  -                -
Units redeemed and transferred                   -               -                -                  -                -
                                     -------------------------------------------------------------------------------------
Units outstanding at December 31,
 1998                                            -               -                -                  -                -
 Units purchased                           242,944         136,421          533,674          3,169,757          390,707
 Units redeemed and transferred            181,806          41,119          347,184          2,701,968          683,529
                                     -------------------------------------------------------------------------------------
Units outstanding at December 31,
 1999                                      424,750         177,540          880,858          5,871,725        1,074,236
                                     =====================================================================================

                                                 VIP III                            Templeton         Franklin
                                                 Growth           Templeton           Asset           Small Cap
                                              Opportunities     International       Allocation       Investments
                                               Subaccount         Subaccount        Subaccount        Subaccount
                                         -------------------------------------------------------------------------
Units purchased                                         -                 -                 -                -
Units redeemed and transferred                          -                 -                 -                -
                                         -------------------------------------------------------------------------
Units outstanding at December 31, 1998                  -                 -                 -                -
 Units purchased                                2,033,125           368,182           147,080          870,123
 Units redeemed and transferred                 1,868,881           451,999           182,497                -
                                         -------------------------------------------------------------------------
Units outstanding at December 31, 1999          3,902,006           820,181           329,577          870,123
                                         =========================================================================


4. Administrative, Mortality and Expense Risk Charges

An annual charge is deducted from the unit values of the subaccounts of the Mutual Fund Account for PFL Life's assumption of certain mortality and expense risks incurred in connection with the contract. The charge is assessed daily based on the net asset value of the account. For the 5% Annually Compounding Death Benefit and the Annual Step-Up Death Benefit, this charge is equal to an effective annual rate of 1.25% of the value of the contract owners' individual account. For the Return of Premium Death Benefit, the corresponding charge is equal to an effective annual rate of 1.10% of the value of the contract owners' individual account.

                    PFL Retirement Builder Variable Annuity
                  Account - Portfolio Select Variable Annuity

                   Notes to Financial Statements (continued)



4. Administrative, Mortality and Expense Risk Charges (continued)

An administrative charge of .15% annually is deducted from the client values of the subaccounts of the Mutual Fund Account. This charge is assessed daily along with an annual policy fee of $30 per contract. The annual policy fee is deducted proportionately from the subaccounts' accumulated values. These deductions represent reimbursement for the costs expected to be incurred over the life of the contract for issuing and maintaining each contract and the Mutual Fund Account.

5. Taxes

Operations of the Mutual Fund Account form a part of PFL Life, which is taxed as a life insurance company under Subchapter L of the Internal Revenue Code of 1986, as amended (the "Code"). The operations of the Mutual Fund Account are accounted for separately from other operations of PFL Life for purposes of federal income taxation. The Mutual Fund Account is not separately taxable as a regulated investment company under Subchapter M of the Code and is not otherwise taxable as an entity separate from PFL Life. Under existing federal income tax laws, the income of the Mutual Fund Account, to the extent applied to increase reserves under the variable annuity contracts, is not taxable to PFL Life.

6. Subsequent Event

On February 1, 2000, shares of the Mentor VIP Capital Growth Portfolio, the Mentor VIP Growth Portfolio, and the Mentor VIP High Income Portfolio of the Mentor Variable Investment Portfolios were replaced with shares of the Evergreen VA Capital Growth Fund, the Evergreen VA Growth Fund, and the Evergreen VA High Income Fund of the Evergreen Variable Trust, respectively. This transfer had no impact on the market value of investments or contract owners' equity at the date of the transfer. In conjunction with this transfer, the Mentor VIP Capital Growth, Mentor VIP Growth, and Mentor VIP High Income subaccounts have been replaced by the Evergreen VA Capital Growth Fund, the Evergreen VA Growth Fund, and the Evergreen VA High Income Fund subaccounts.

PART C    OTHER INFORMATION

Item 24.  Financial Statements and Exhibits

     (a)  Financial Statements

          All required financial statements are included in Part B of this Registration Statement.

     (b)  Exhibits:

          (1) (a) Resolution of the Board of Directors of PFL Life Insurance Company authorizing establishment of the Mutual Fund Account. Note 1.

          (2)       Not Applicable.

          (3) (a) Principal Distribution Agreement by and between PFL Life Insurance Company on its own behalf and on the behalf of the Mutual Fund Account, and AEGON USA Securities, Inc. Note 2.

               (a)(1) Principal Underwriting Agreement by and between PFL Life
                      Insurance Company on its own behalf and on behalf of the Mutual Fund Account, and AFSG Securities Corporation.
                      Note 5.

               (a)(2) Termination of Principal Distribution Agreement by and
                      between PFL Life Insurance Company on its own behalf and on the behalf of the Mutual Fund Account, and AEGON USA Securities Inc. Note 6

               (b) Form of Broker/Dealer Supervision and Sales Agreement by and between AFSG Securities Corporation and the Broker/Dealer.
                    Note 5.

          (4) (a) Form of Policy for the Retirement Income Builder Variable Annuity. Note 2

               (b) Form of Policy Endorsements for the Retirement Income Builder Variable Annuity. Note 6.

               (c) Form of Policy Endorsement for the Retirement Income Builder Variable Annuity. (GMIB) Note 7.

               (d) Form of Policy Endorsement for the Retirement Income Builder Variable Annuity (403(b)) Note 7.

          (5) (a) Form of Application for the Retirement Income Builder Variable Annuity. Note 3

               (b) Form of Application for the First Union "Flexible Premium Individual Deferred" Variable Annuity. Note 5.

         (5)(b)(1) Amended form of Application for the First Union "Flexible Premium Individual Deferred" Variable Annuity. Note 9.

               (c) Form of Application for the Retirement Income Builder Variable Annuity. Note 5.

         (5)(c)(1) Amended form of Application for the Retirement Income Builder Variable Annuity. Note 9.

               (d) Form of Application for the Multi-Manager Retirement Income Builder "Flexible Premium Individual Deferred Variable Annuity." Note 6.

         (5)(d)(1) Amended form of Application for the Multi-Manager Retirement Income Builder "Flexible Premium Individual Deferred Variable Annuity." Note 9.

          (6)  (a)  Articles of Incorporation of PFL Life Insurance Company.
                    Note 1.

               (b)  ByLaws of PFL Life Insurance Company.  Note 1.

          (7)       Not Applicable.

          (8) (a) Participation Agreement by and between PFL Life Insurance Company and Fidelity Distributors Corporation and Addendum thereto. Note 2

          (8)  (a)(1) Participation Agreement between Variable Insurance
                      Products Fund III, Fidelity Distributors Corporation (Underwriter), and PFL Life Insurance Company (Depositor).
                      Note 3

          (8)  (a)(2) Addendum to Participation Agreement between Variable
                      Insurance Product Funds, Fidelity Distributors Corporation, and PFL Life Insurance Company. Note 5.

          (8)  (a)(3) Addendums to Participation Agreements between PFL Life
                      Insurance Company, Fidelity Distributors and Variable Insurance Products Funds, Variable Insurance Products Funds II, and Variable Insurance Products Funds III. Note 8.

            (8)(a)(4) Amended Schedule A to Participation Agreements between PFL
                      Life Insurance Company, Fidelty Distributors and Variable Insurance Products Funds, Variable Insurance Products Funds II, Variable Insurance Products Funds III. Note 9.


          (8)  (b)    Participation Agreement by and among AIM Variable
                      Insurance Funds, Inc., PFL Life Insurance Company, and
                      AFSG Securities Corporation. Note 6

          (8)  (b)(1) Amendment No.1 to Participation Agreement by and among AIM
                      Variable Insurance Funds, Inc., PFL Life Insurance Company, AFSG Securities Corporation. Note 6.

           (8)(b)(2) Amendment No. 4 to Participation Agreement by and among AIM Variable Insurance Funds, Inc., PFL Life Insurance Company, AFSG Securities Corporation. Note 9.

          (8)  (c)    Form of Participation Agreement by and between PFL Life
                      Insurance Company and Evergreen Variable Trust. Note 5


          (c)(1) Addendum to Participation Agreement between PFL Life Insurance Company and Evergreen Variable Trust. Note 8.

          (8)  (c)(2) Addendum No. 2 to Participation Agreement between PFL Life
                      Insurance Company and Evergreen Variable Trust. Note
                      9.

          (8)  (d)    Amended Exhibit A and Exhibit B to Participation Agreement
                      by and between PFL Life Insurance Company, Federated
                      Insurance Series and Federated Securities Corp. Note 5

           (8)(d)(1) Second Amendment Exhibit A and Exhibit B to Participation Agreement by and between PFL Life Insurance Company, Federated Insurance Series and Federated Securities Corp.
                      Note 9.

          (8)  (e)    Participation Agreement among MFS Variable Insurance
                      Trust, PFL Life Insurance Company and Massachusetts
                      Financial Services Company. Note 4

          (8)  (e)(1) Addendum to Participation Agreement, dated as of November
                      24, 1997 by and among MFS Variable Insurance Trust, Massachusetts Financial Services Company, and PFL Life Insurance Company. Note 6.


          (8)  (e)(2) Partial Termination of Participation Agreement among MFS
                      Variable Insurance Trust, PFL Life Insurance Company and Massachusetts Financial Services Company. Note 8.


          (8)  (f)    Participation Agreement among Oppenheimer Variable Account
                      Funds, Oppenheimer Funds, Inc. and PFL Life Insurance
                      Company. Note 4

          (8)  (f)(1) Amendment to Participation Agreement, dated as of December
                      15, 1997 by and among Oppenheimer Variable Account Funds, OppenheimerFunds, Inc., and PFL Life Insurance Company.
                      Note 6.

          (8)  (g)    Participation Agreement by and between Putnam Variable
                      Trust, Putnam Mutual Funds Corp. and PFL Life Insurance
                      Company. Note 6

           (8)(g)(1) Amended Schedule A to Participation Agreement by and between Putman Variable Trust, Putman Mutual Funds Corp. and PFL Life Insurance Company. Note 9.

          (8)  (h)    Amendment to Participation Agreement, dated as of April
                      15, 1997, between Dreyfus Variable Investment Fund, the
                      Dreyfus Socially Responsible Growth Fund, Inc., Dreyfus
                      Life and Annuity Index fund, Inc., (d/b/a Dreyfus Stock
                      Index fund), and, PFL Life Insurance Company. Note 6.


          (8)  (i)    Amendment No. 5 to Participation Agreement among WRL
                      Series Fund, Inc., Western Reserve Life Assurance Co. of

                      Ohio, and PFL Life Insurance Company. Note 7.

               (j) Participation Agreement among Templeton Variable Products Series Fund, Franklin Templeton Distributors, Inc. and PFL Life Insurance Company. Note 8.

            (8)(j)(1) Form of Revised Participation Agreement by and among
                      Franklin Templeton Variable Insurance Products Trust, Franklin Templeton Distributors, Inc. and PFL Life Insurance Company. Note 9.

               (k) Participation Agreement between Mentor Variable Investment Portfolios and PFL Life Insurance Company. Note 9.

            (8)(l) Participation Agreement among Davis Variable Account Fund, Inc., Davis Distributors, LLC. and PFL Life Insurance Company. Note 9

            (8)(m) Participation Agreement by and between PFL Life Insurance Company and Transamerica Variable Insurance Fund, Inc.
                      Note 9

            (9)       Opinion and Consent of Counsel.  Note 2

           (10)(a)    Consent of Independent Auditors. Note 9
               (b)    Opinion and Consent of Actuary. Note 6

           (11)       Not applicable.

           (12)       Not applicable.

           (13)(a)    Performance Data Calculations (PFL RIB). Note 8

           (13)(b)    Performance Data Calculations. (PFL RIB)

           (13)(c)    Performance Data Calculations. (Portfolio Select) Note 8

           (14) Powers of Attorney. Note 1. (Patrick S. Baird, Craig D. Vermie, William L. Busler, Douglas C. Kolsrud, Robert J. Kontz) Note 2. Brendy K. Clancy. Note 6 Larry N. Norman

           ---------------------

           Note 1. Filed with one Initial filing of this Form N-4 Registration Statement (File No. 333-7509) on July 3, 1996.

           Note 2. Filed with Pre-Effective Amendment No. 1 to this Form N-4 Registration Statement (File No. 333-7509) on December 6, 1996.

           Note 3. Filed with Post-Effective Amendment No. 1 to this Form N-4 Registration Statement (File No. 333-7509) on April 29, 1997.

           Note 4. Filed with Post-Effective Amendment No. 2 to this Form N-4 Registration Statement (File No. 333-7509) on December 23, 1997.

           Note 5. Filed with Post-Effective Amendment No. 4 to this Form N-4 Registration Statement (File No. 333-7509) on April 30, 1998.

           Note 6. Filed with Post-Effective Amendment No. 5 to this Form N-4 Registration Statement (File No. 333-7509) on July 16, 1998.

           Note 7. Filed with Post-Effective Amendment No. 6 to this Form N-4 Registration Statement (File No. 333-7509) on January 22, 1999.

           Note 8. Filed with Post-Effective Amendment No. 8 to this Form N-4 Registration Statement (File No. 333-7509) on April 29, 1999.

           Note 9.    Filed Herewith.

Item 25.         Directors and Officers of the Depositor


                                   Principal Positions
Name and                           and Offices with
Business Address                   Depositor
----------------                   ---------
William L. Busler                  Director, Chairman of the Board and
4333 Edgewood Road N.E.            President
Cedar Rapids, Iowa 52499-0001

Patrick S. Baird                   Director, Senior Vice President and
4333 Edgewood Road N.E.            Chief Operating Officer
Cedar Rapids, Iowa 52499-0001

Craig D. Vermie                    Director, Vice President, Secretary and
4333 Edgewood Road N.E.            General Counsel
Cedar Rapids, Iowa 52499-0001

Douglas C. Kolsrud                 Director, Senior Vice President, Chief
4333 Edgewood Road N.E.            Investment Officer and Corporate Actuary
Cedar Rapids, Iowa 52499-0001


Larry N. Norman                    Director and Executive Vice President
4333 Edgewood Road N.E.
Cedar Rapids, Iowa 52499-0001

Robert J. Kontz                    Vice President and
4333 Edgewood Road N.E.            Corporate Controller
Cedar Rapids, Iowa 52499-0001

Brenda K. Clancy                   Vice President, Treasurer and Chief
4333 Edgewood Road N.E.            Financial Officer
Cedar Rapids, Iowa 52499-0001

Item 26. Persons Controlled by or Under Common Control with the Depositor or Registrant

                                         Jurisdiction of    Percent of Voting
Name                                     Incorporation      Securities Owned                   Business
----                                     -------------      ----------------                   --------

AEGON N.V.                               Netherlands        51.16% of Vereniging               Holding company
                                                            AEGON Netherlands
                                                            Membership Association

Groninger Financieringen B.V.            Netherlands        100% of AEGON N.V.                 Holding company

AEGON Netherland N.V.                    Netherlands        100% of AEGON N.V.                 Holding company

AEGON Nevak Holding B.V.                 Netherlands        100% of AEGON N.V.                 Holding company

AEGON International N.V.                 Netherlands        100% of AEGON N.V.                 Holding company

Voting Trust Trustees:                   Delaware                                              Voting Trust
K.J. Storm
Donald J. Shepard H.B.
Van Wijk Dennis Hersch

AEGON U.S. Holding Corporation           Delaware           100% of Voting Trust               Holding company

Short Hills Management Company           New Jersey         100% of AEGON U.S.                 Holding company
                                                            Holding Corporation

CORPA Reinsurance Company                New York           100% of AEGON U.S.                 Holding company
                                                            Holding Corporation

AEGON Management Company                 Indiana            100% of AEGON U.S.                 Holding company
                                                            Holding Corporation

RCC North America Inc.                   Delaware           100% of AEGON U.S.                 Holding company
                                                            Holding Corporation

AEGON USA, Inc.                          Iowa               100% AEGON U.S.                    Holding company
                                                            Holding Corporation

Transamerica Holding Company             Delaware           100% AEGON USA, Inc.               Holding company

AEGON Funding Corp.                      Delaware           100% Transamerica                  Issue debt securities-net
                                                            Holding Company                    proceeds used to make
                                                                                               loans to affiliates

First AUSA Life Insurance                Maryland           100% AEGON USA, Inc.               Insurance holding company

AUSA Life Insurance                      New York           82.33% First AUSA Life             Insurance
Company, Inc.                                               Insurance Company
                                                            17.67% Veterans Life
                                                            Insurance Company

Life Investors Insurance                 Iowa               100% First AUSA Life Ins. Co.      Insurance
Company of America

Life Investors Alliance, LLC                Delaware           100% LIICA                          Purchase, own, and hold the
                                                                                                   equity interest of other entities


Great American Insurance                    Iowa               100% LIICA                          Marketing
Agency, Inc.

Bankers United Life                         Iowa               100% Life Investors Ins.            Insurance
Assurance Company                                              Company of America

PFL Life Insurance Company                  Iowa               100% First AUSA Life Ins. Co.       Insurance

AEGON Financial Services                    Minnesota          100% PFL Life Insurance Co.         Marketing
Group, Inc.

AEGON Assignment Corporation                Kentucky           100% AEGON Financial                Administrator of structured
of Kentucky                                                    Services Group, Inc.                settlements

AEGON Assignment Corporation                Illinois           100% AEGON Financial                Administrator of structured
                                                               Services Group, Inc.                settlements

Southwest Equity Life Ins. Co.              Arizona            100% of Common Voting Stock         Insurance
                                                               First AUSA Life Ins. Co.

Iowa Fidelity Life Insurance Co.            Arizona            100% of Common Voting Stock         Insurance
                                                               First AUSA Life Ins. Co.

Western Reserve Life Assurance              Ohio               100% First AUSA Life Ins. Co.       Insurance
Co. of Ohio

WRL Series Fund, Inc.                       Maryland           Various                             Mutual fund

WRL Investment Services, Inc.               Florida            100% Western Reserve Life           Provides administration for
                                                               Assurance Co. of Ohio               affiliated mutual fund

WRL Investment                              Florida            100% Western Reserve Life           Registered investment advisor
Management, Inc.                                               Assurance Co. of Ohio

ISI Insurance Agency, Inc.                  California         100% Western Reserve Life           Insurance agency
And Subsidiaries                                               Assurance Co. of Ohio

ISI Insurance Agency                        Alabama            100% ISI Insurance Agency, Inc.     Insurance Agency
of Alabama, Inc.

ISI Insurance Agency                        Ohio               100% ISI Insurance Agency, Inc.     Insurance agency
of Ohio, Inc.

ISI Insurance Agency                        Massachusetts      100% ISI Insurance Agency Inc.      Insurance Agency
of Massachusetts, Inc.

ISI Insurance Agency                        Texas              100% ISI Insurance Agency, Inc.     Insurance agency
of Texas, Inc.

ISI Insurance Agency                        Hawaii             100% ISI Insurance                  Insurance agency
of Hawaii, Inc.                                                Agency, Inc.

ISI Insurance Agency                        New Mexico         100% ISI Insurance                  Insurance agency
New Mexico, Inc.                                               Agency, Inc.

AEGON Equity Group, Inc.                    Florida            100% Western Reserve Life           Insurance Agency
                                                               Assurance Co. of Ohio

Monumental General Casualty Co.             Maryland           100% First AUSA Life Ins. Co.       Insurance

United Financial Services, Inc.             Maryland           100% First AUSA Life Ins. Co.       General agency

Bankers Financial Life Ins. Co.             Arizona            100% First AUSA Life Ins. Co.       Insurance

The Whitestone Corporation                  Maryland           100% First AUSA Life Ins. Co.       Insurance agency

Cadet Holding Corp.                         Iowa               100% First AUSA Life                Holding company
                                                               Insurance Company

Monumental General Life                     Puerto Rico        51% First AUSA Life                 Insurance
Insurance Company of                                           Insurance Company
Puerto Rico                                                    49% Baldrich & Associates
                                                               of Puerto Rico

AUSA Holding Company                        Maryland           100% AEGON USA, Inc.                Holding company

Monumental General Insurance                Maryland           100% AUSA Holding Co.               Holding company
Group, Inc.


Trip Mate Insurance Agency, Inc.            Kansas             100% Monumental General             Sale/admin. of travel
                                                               Insurance Group, Inc.               insurance


Monumental General                          Maryland           100% Monumental General             Provides management srvcs.
Administrators, Inc.                                           Insurance Group, Inc.               to unaffiliated third party
                                                                                                   administrator

Executive Management and                    Maryland           100% Monumental General             Provides actuarial consulting
Consultant Services, Inc.                                      Administrators, Inc.                services

Monumental General Mass                     Maryland           100% Monumental General             Marketing arm for sale of
Marketing, Inc.                                                Insurance Group, Inc.               mass marketed insurance
                                                                                                   coverages

AUSA Financial Markets, Inc.                Iowa               100% AUSA Holding Co.               Marketing

Transamerica Capital, Inc.                  California         100% AUSA Holding Co.               Broker/Dealer

Endeavor Management Company                 California         100% AUSA Holding Co.               Investment Management

Universal Benefits Corporation              Iowa               100% AUSA Holding Co.               Third party administrator

Investors Warranty of                       Iowa               100% AUSA Holding Co.               Provider of automobile
America, Inc.                                                                                      extended maintenance
                                                                                                   contracts

Massachusetts Fidelity Trust Co.            Iowa               100% AUSA Holding Co.               Trust company

Money Services, Inc.                        Delaware           100% AUSA Holding Co.               Provides financial counseling
                                                                                                   for employees and agents of
                                                                                                   affiliated companies

ADB Corporation                             Delaware           100% Money Services, Inc.           Special purpose limited
                                                                                                   Liability company

ORBA Insurance Services, Inc.               California         10.56% Money Services, Inc.         Insurance agency

Zahorik Company, Inc.                       California         100% AUSA Holding Co.               Broker-Dealer

ZCI, Inc.                                   Alabama            100% Zahorik Company, Inc.          Insurance agency

Zahorik Texas, Inc.                         Texas              100% Zahorik Company, Inc.          Insurance agency

Long, Miller & Associates, L.L.C.           California         33-1/3% AUSA Holding Co.            Insurance agency

AEGON Asset Management                      Delaware           100% AUSA Holding Co.               Registered investment advisor
Services, Inc.

InterSecurities, Inc.                       Delaware           100% AUSA Holding Co.               Broker-Dealer

Associated Mariner Financial                Michigan           100% InterSecurities, Inc.          Holding co./management
Group, Inc.                                                                                        services

Associated Mariner Ins. Agency              Massachusetts      100% Associated Mariner             Insurance agency
of Massachusetts, Inc.                                         Agency, Inc.

Associated Mariner Agency                   Ohio               100% Associated Mariner             Insurance agency
Ohio, Inc.                                                     Agency, Inc.

Associated Mariner Agency                   Texas              100% Associated Mariner             Insurance agency
Texas, Inc.                                                    Agency, Inc.

Idex Investor Services, Inc.                Florida            100% AUSA Holding Co.               Shareholder services

Idex Management, Inc.                       Delaware           100% AUSA Holding Co.               Investment advisor

IDEX Mutual Funds                           Massachusetts      Various                             Mutual fund

Diversified Investment                      Delaware           100% AUSA Holding Co.               Registered investment advisor
Advisors, Inc.

Diversified Investors Securities            Delaware           100% Diversified Investment         Broker-Dealer
Corp.                                                          Advisors, Inc.

George Beram & Company, Inc.                Massachusetts      100% Diversified Investment         Employee benefit and
                                                               Advisors, Inc.                      actuarial consulting

AEGON USA Securities, Inc.                  Iowa               100% AUSA Holding Co.               Broker-Dealer (De-registered)

Creditor Resources, Inc.                    Michigan           100% AUSA Holding Co.               Credit insurance

CRC Creditor Resources                      Canada             100% Creditor Resources, Inc.       Insurance agency
Canadian Dealer Network Inc.

Weiner Agency, Inc.                         Maryland           100% Creditor Resources, Inc.       Insurance agency

AEGON USA Investment                        Iowa               100% AUSA Holding Co.               Investment advisor
Management, Inc.

AEGON USA Realty                            Iowa               100% AUSA Holding Co.               Provides real estate
Advisors, Inc.                                                                                     administrative and real
                                                                                                   estate investment services

AEGON USA Real Estate                       Delaware           100% AEGON USA Realty               Real estate and mortgage
Services, Inc.                                                 Advisors, Inc.                      holding company

QSC Holding, Inc.                           Delaware           100% AEGON USA Realty               Real estate and financial
                                                               Advisors, Inc.                      software production and sales

LRA, Inc.                                   Iowa               100% AEGON USA Realty               Real estate counseling
                                                               Advisors, Inc.

Landauer Associates, Inc.                   Delaware           100% AEGON USA Realty               Real estate counseling
                                                               Advisors, Inc.

Landauer Realty Associates, Inc.            Texas              100% Landauer Associates, Inc.      Real estate counseling

Realty Information Systems, Inc.            Iowa               100% AEGON USA Realty               Information Systems for
                                                               Advisors, Inc.                      real estate investment
                                                                                                   management

USP Real Estate Investment Trust            Iowa               12.89% First AUSA Life Ins. Co.     Real estate investment trust
                                                               13.11% PFL Life Ins. Co.
                                                               4.86% Bankers United Life
                                                               Assurance Co.

RCC Properties Limited                      Iowa               AEGON USA Realty Advisors,          Limited Partnership
Partnership                                                    Inc. is General Partner and 5%
                                                               owner.

Commonwealth General                        Delaware           100% AEGON USA, Inc.                Holding company
Corporation ("CGC")

AFSG  Securities Corporation                Pennsylvania       100% CGC                            Broker-Dealer

Benefit Plans, Inc.                         Delaware           100% CGC                            TPA for Peoples Security Life
                                                                                                   Insurance Company

Durco Agency, Inc.                          Virginia           100% Benefit Plans, Inc.            General agent

Capital 200 Block Corporation               Delaware           100% CGC                            Real estate holdings

Capital Real Estate                         Delaware           100% CGC                            Furniture and equipment
Development Corporation                                                                            lessor

Commonwealth General.                       Kentucky           100% CGC                            Administrator of structured
Assignment Corporation                                                                             settlements

Diversified Financial Products Inc.         Delaware           100% CGC                            Provider of investment,
                                                                                                   marketing and admin. services
                                                                                                   to ins. cos.

Monumental Agency Group, Inc.               Kentucky           100%  CGC                           Provider of srvcs. to ins. cos.

PB Investment Advisors, Inc.                Delaware           100% CGC                            Registered investment advisor
                                                                                                   (de-registered)

Southlife, Inc.                             Tennessee          100% CGC                            Investment subsidiary

Commonwealth General LLC                    Turks &            100% CGC                            Special-purpose subsidiary
                                            Caicos Islands

Ampac Insurance Agency, Inc.                Pennsylvania       100% CGC                            Provider of management
(EIN 23-1720755)                                                                                   support services

Compass Rose Development                    Pennsylvania       100% Ampac Insurance                Special-purpose subsidiary
Corporation                                                    Agency, Inc.

Financial Planning Services, Inc.           Dist. Columbia     100% Ampac Insurance                Special-purpose subsidiary
                                                               Agency, Inc.

Frazer Association                          Illinois           100% Ampac Insurance                TPA license-holder
Consultants, Inc.                                              Agency, Inc.

National Home Life Corporation              Pennsylvania       100% Ampac Insurance                Special-purpose subsidiary
                                                               Agency, Inc.

Valley Forge Associates, Inc.               Pennsylvania       100% Ampac Insurance                Furniture & equipment lessor
                                                               Agency, Inc.

Veterans Benefits Plans, Inc.               Pennsylvania       100% Ampac Insurance                Administrator of group
                                                               Agency, Inc.                        insurance programs

Veterans Insurance Services, Inc.           Delaware           100% Ampac Insurance                Special-purpose subsidiary
                                                               Agency, Inc.

Academy Insurance Group, Inc.               Delaware           100% CGC                            Holding company

Academy Life Insurance Co.                  Missouri           100% Academy Insurance              Insurance company
                                                               Group, Inc.

Pension Life Insurance                      New Jersey         100% Academy Life                   Insurance company
Company of America                                             Insurance Company

FED Financial, Inc.                         Delaware           100% Academy Insurance              Special-purpose subsidiary
                                                               Group, Inc.

Ammest Development Corp. Inc.               Kansas             100% Academy Insurance              Special-purpose subsidiary
                                                               Group, Inc.

Ammest Insurance Agency, Inc.               California         100% Academy Insurance              General agent
                                                               Group, Inc.

Ammest Massachusetts                        Massachusetts      100% Academy Insurance              Special-purpose subsidiary
Insurance Agency, Inc.                                         Group, Inc.

Ammest Realty, Inc.                         Pennsylvania       100% Academy Insurance              Special-purpose subsidiary
                                                               Group, Inc.

Ampac,  Inc.                                Texas              100% Academy Insurance              Managing general agent
                                                               Group, Inc.

Ampac Insurance Agency, Inc.                Pennsylvania       100% Academy Insurance               Special-purpose subsidiary
(EIN 23-2364438)                                               Group, Inc.


Force Financial Group, Inc.                 Delaware           100% Academy Insurance              Special-purpose subsidiary
                                                               Group, Inc.

Force Financial Services, Inc.              Massachusetts      100% Force Fin. Group, Inc.         Special-purpose subsidiary

Military Associates, Inc.                   Pennsylvania       100% Academy Insurance              Special-purpose subsidiary
                                                               Group, Inc.

NCOAA Management Company                    Texas              100% Academy Insurance              Special-purpose subsidiary
                                                               Group, Inc.

NCOA Motor Club, Inc.                       Georgia            100% Academy Insurance              Automobile club
                                                               Group, Inc.

Unicom Administrative                       Pennsylvania       100% Academy Insurance              Provider of admin. services
Services, Inc.                                                 Group, Inc.

Unicom Administrative                       Germany            100%Unicom Administrative           Provider of admin. services
Services, GmbH                                                 Services, Inc.

Capital General Development                 Delaware           100% CGC                            Holding company
Corporation

Monumental Life                             Maryland           73.23% Capital General              Insurance company
Insurance Company                                              Development Company
                                                               26.77% First AUSA Life
                                                               Insurance Company

AEGON Special Markets                       Maryland           100% Monumental Life                Marketing company
Group, Inc.                                                    Insurance Company

Peoples Benefit Life                        Missouri           3.7% CGC                            Insurance company
Insurance Company                                              20.0% Capital Liberty, L.P.
                                                               76.3% Monumental Life
                                                               Insurance Company

Veterans Life Insurance Co.                 Illinois           100% Peoples Benefit                Insurance company
                                                               Life Insurance Company

Peoples Benefit Services, Inc.              Pennsylvania       100% Veterans Life Ins. Co.         Special-purpose subsidiary

Coverna Direct Insurance                    Maryland           100% Peoples Benefit                Insurance agency
Insurance Services, Inc.                                       Life Insurance Company

Ammest Realty Corporation                   Texas              100% Monumental Life                Special purpose subsidiary
                                                               Insurance Company

JMH Operating Company, Inc.                 Mississippi        100% Monumental Life                Real estate holdings
                                                               Insurance Company

Capital Liberty, L.P.                       Delaware           99.0% Monumental Life               Holding Company
                                                               Insurance Company
                                                               1.0% CGC

Transamerica Corporation                    Delaware           100% AEGON NV                       Major interest in insurance
                                                                                                   and finance

Transamerica Pacific Insurance              Hawaii             100% Transamerica Corp.             Life insurance
  Company, Ltd.

TREIC Enterprises, Inc.                     Delaware           100% Transamerica Corp.             Investments

ARC Reinsurance Corporation                 Hawaii             100% Transamerica Corp.             Property & Casualty Ins.

Transamerica Management, Inc.               Delaware           100% ARC Reinsurance Corp.          Asset management

Inter-America Corporation                   California         100% Transamerica Corp.             Insurance
Broker

Pyramid Insurance Company, Ltd.             Hawaii             100% Transamerica Corp.             Property & Casualty Ins.

Pacific Cable Ltd.                          Bmda.              100% Pyramid Ins. Co., Ltd.         Sold 25% of TC Cable, Inc.
                                                                                                   stock in 1998

Transamerica Business Tech Corp.            Delaware           100% Transamerica Corp.             Telecommunications and
                                                                                                   data processing

Transamerica CBO I, Inc.                    Delaware           100% Transamerica Corp.             Owns and manages a pool of
                                                                                                   high-yield bonds

Transamerica Corporation (Oregon)           Oregon             100% Transamerica Corp.             Name holding only-Inactive

Transamerica Finance Corp.                  Delaware           100% Transamerica Corp.             Commercial & Consumer
                                                                                                   Lending & equip. leasing

TA Leasing Holding Co., Inc.                Delaware           100% Transamerica Fin. Corp.        Holding company

Trans Ocean Ltd.                            Delaware           100% TA Leasing Hldg Co. Inc.       Holding company

Trans Ocean Container Corp.                 Delaware           100% Trans Ocean Ltd.               Intermodal Leasing
("TOCC")

SpaceWise Inc.                              Delaware           100% TOCC                           Intermodal leasing

Trans Ocean Container
   Finance Corp.                            Delaware           100% TOCC                           Intermodal leasing

Trans Ocean Leasing
   Deutschland GmbH                         Germany            100% TOCC                           Intermodal leasing

Trans Ocean Leasing PTY Ltd.                Austria            100% TOCC                           Intermodal leasing

Trans Ocean Management S.A.                 Switzerland        100% TOCC                           Intermodal leasing

Trans Ocean Regional
   Corporate Holdings                       California         100% TOCC                           Holding company

Trans Ocean Tank Services Corp.             Delaware           100% TOCC                           Intermodal leasing

Transamerica Leasing Inc.                   Delaware           100% TA Leasing Holding Co.         Leases & Services intermodal
                                                                                                   equipment

Transamerica Leasing Holdings               Delaware           100% Transamerica Leasing Inc.      Holding Company
  Inc.  ("TLHI")

Greybox Logistics Services Inc.             Delaware           100% TLHI                           Intermodal Leasing

Greybox L.L.C.                              Delaware           100% TLHI                           Intermodal freight container
                                                                                                   interchange facilitation
                                                                                                   service

Transamerica Trailer                        France             100% Greybox L.L.C.                 Leasing
   Leasing S.N.C.

Greybox Services Limited                    U.K.               100% TLHI                           Intermodal Leasing

Intermodal Equipment, Inc.                  Delaware           100% TLHI                           Intermodal leasing

Transamerica Leasing N.V.                   Belg.              100% Intermodal Equipment Inc.      Leasing

Transamerica Leasing SRL                    Italy              100% Intermodal Equipment Inc.      Leasing

Transamerica Distribution                   Delaware           100% TLHI                           Provided door-to-door
   Services, Inc.                                                                                  services for the domestic
                                                                                                   transportation of temperature-
                                                                                                   sensitive products

Transamerica Leasing                        Belg.              100% TLHI                           Leasing
  Coordination Center

Transamerica Leasing do                     Braz.              100% TLHI                           Container Leasing
   Brasil Ltda.

Transamerica Leasing GmbH                   Germany            100% TLHI                           Leasing

Transamerica Leasing Limited                U.K.               100% TLHI                           Leasing

ICS Terminals (UK) Limited                  U.K.               100% Transamerica.                  Leasing
                                                               Leasing Limited

Transamerica Leasing Pty. Ltd.              Australia          100% TLHI                           Leasing

Transamerica Leasing (Canada) Inc.          Canada             100% TLHI                           Leasing

Transamerica Leasing (HK) Ltd.              H.K.               100% TLHI                           Leasing

Transamerica Leasing                        S. Africa          100% TLHI                           Intermodal leasing
   (Proprietary) Limited

Transamerica Tank Container                 Australia          100% TLHI                           The Australian (domestic)
   Leasing Pty. Limited                                                                            leasing of tank containers

Transamerica Trailer Holdings I Inc.        Delaware           100% TLHI                           Holding company

Transamerica Trailer Holdings II, Inc.      Delaware           100% TLHI                           Holding company

Transamerica Trailer Holdings III, Inc.     Delaware           100% TLHI                           Holding company

Transamerica Trailer Leasing AB             Swed.              100% TLHI                           Leasing

Transamerica Trailer Leasing AG             Switzerland        100% TLHI                           Leasing

Transamerica Trailer Leasing A/S            Denmark            100% TLHI                           Leasing

Transamerica Trailer Leasing GmbH           Germany            100% TLHI                           Leasing

Transamerica Trailer Leasing                Belgium            100% TLHI                           Leasing
   (Belgium) N.V.

Transamerica Trailer Leasing                Netherlands        100% TLHI                           Leasing
   (Netherlands) B.V.

Transamerica Trailer Spain S.A.             Spain              100% TLHI                           Leasing

Transamerica Transport Inc.                 New Jersey         100% TLHI                           Dormant

Transamerica Commercial                     Delaware           100% Transamerica Fin. Corp.        Holding company for
   Finance Corporation, I ("TCFCI")                                                                Commercial/consumer
                                                                                                   finance subsidiaries

Transamerica Equipment Financial            Delaware           100% TCFCI
   Services Corporation

BWAC Credit Corporation                     Delaware           100% TCFCI

BWAC International Corporation              Delaware           100% TCFCI

BWAC Twelve, Inc.                           Delaware           100% TCFCI                          Holding company for
                                                                                                   premium finance subsidiaries

TIFCO Lending Corporation                   Illinois           100% BWAC Twelve, Inc.              General financing & other
                                                                                                   services in the US &
                                                                                                   elsewhere

Transamerica Insurance Finance              Maryland           100% BWAC Twelve, Inc.              Provides insurance premium
   Corporation ("TIFC")                                                                            financing in the US with the
                                                                                                   exception of CA and HI

Transamerica Insurance Finance              Maryland           100% TIFC                           Provides Insurance premium
   Company (Europe)                                                                                financing in California

Transamerica Insurance Finance              California         100% TIFC                           Disability ins. & holding co.
   Corporation, California                                                                         for various insurance
                                                                                                   subsidiaries of Transamerica
                                                                                                   Corporation

Transamerica Insurance Finance              ON                 100% TIFC                           Provides ins. premium
   Corporation, Canada                                                                             financing in Canada

Transamerica Business Credit                Delaware           100% TCFCI                          Provides asset based lending
   Corporation ("TBCC")                                                                            leasing & equip. financing

Transamerica Mezzanine                      Delaware           100% TBCC                           Holds investments in several
   Financing, Inc.                                                                                 joint ventures/partnerships

Transamerica Business Advisory Grp.         Delaware           100% TBCC

Bay Capital Corporation                     Delaware           100% TBCC                           Special purpose company for
                                                                                                   the purchase of real estate tax
                                                                                                   liens

Coast Funding Corporation                   Delaware           100% TBCC                           Special purpose company for
                                                                                                   the purchase of real estate tax
                                                                                                   liens

Transamerica Small Business                 Delaware           100% TBCC
   Capital, Inc. ("TSBC")

Emergent Business Capital                   Delaware           100% TSBC
   Holdings, Inc.

Gulf Capital Corporation                    Delaware           100% TBCC                           Special purpose company for
                                                                                                   the purchase of real estate tax
                                                                                                   liens

Direct Capital Equity Investment, Inc.      Delaware           100% TBCC                           Small business loans

TA Air East, Corp                           Delaware           100% TBCC                           Special purpose corp. which
                                                                                                   hold an ownership interest
                                                                                                   or leases aircraft

TA Air I, Corp.                             Delaware           100% TBCC                           Special purpose corp. which
                                                                                                   hold an ownership interest
                                                                                                   or leases aircraft

TA Air II, Corp.                            Delaware           100% TBCC                           Special purpose corp. which
                                                                                                   hold an ownership interest
                                                                                                   or leases aircraft

TA Air III, Corp.                           Delaware           100% TBCC                           special purpose corp. which
                                                                                                   hold an ownership interest
                                                                                                   or leases aircraft

TA Air IV, Corp.                            Delaware           100% TBCC                           Special purpose corp. which
                                                                                                   hold an ownership interest
                                                                                                   or leases aircraft

TA Air V, Corp.                             Delaware           100% TBCC                           Special purpose corp. which
                                                                                                   hold an ownership interest
                                                                                                   or leases aircraft

TA Air VI, Corp.                            Delaware           100% TBCC                           Special purpose corp. which
                                                                                                   hold an ownership interest
                                                                                                   or leases aircraft

TA Air VII, Corp.                           Delaware           100% TBCC                           Special purpose corp. which
                                                                                                   hold an ownership interest or
                                                                                                   leases aircraft

TA Air VIII, Corp.                          Delaware           100% TBCC                           Special purpose corp. which
                                                                                                   hold an ownership interest or
                                                                                                   leases aircraft

TA Air IX, Corp.                            Delaware           100% TBCC                           Special purpose corp. which
                                                                                                   hold an ownership interest
                                                                                                   or leases aircraft

TA Air X, Corp.                             Delaware           100% TBCC                           Special purpose corp. which
                                                                                                   hold an  ownership interest
                                                                                                   or leases aircraft

TA Air XI, Corp.                            Delaware           100% TBCC                           Special purpose corp. which
                                                                                                   hold an  ownership interest
                                                                                                   or leases aircraft

TA Air XII, Corp.                           Delaware           100% TBCC                           Special purpose corp. which
                                                                                                   hold an  ownership interest
                                                                                                   or leases aircraft

TA Air XIII, Corp.                          Delaware           100% TBCC                           Special purpose corp. which
                                                                                                   hold an ownership interest
                                                                                                   or leases aircraft

TA Air XIV, Corp.                           Delaware           100% TBCC                           Special purpose corp. which
                                                                                                   hold an  ownership interest
                                                                                                   or leases aircraft

TA Air XV, Corp.                            Delaware           100% TBCC                           Special purpose corp. which
                                                                                                   hold an ownership interest
                                                                                                   or leases aircraft

TA Marine I Corp.                           Delaware           100% TBCC                           Special purpose corp. which
                                                                                                   hold an ownership interest or
                                                                                                   leases barges or ships

TA Marine II Corp.                          Delaware           100% TBCC                           Special purpose corp. which
                                                                                                   hold an ownership interest or
                                                                                                   leases barges or ships

TBC I, Inc.                                 Delaware           100% TBCC                           Special purpose corp.

TBC II, Inc.                                Delaware           100% TBCC                           Special purpose corp.

TBC III, Inc.                               Delaware           100% TBCC                           Special purpose corp.

TBC IV, Inc.                                Delaware           100% TBCC                           Special purpose corp.

TBC V, Inc.                                 Delaware           100% TBCC                           Special purpose corp.

TBC VI, Inc.                                Delaware           100% TBCC                           Special purpose corp.

TBC Tax I, Inc.                             Delaware           100% TBCC                           Special purpose co. for the
                                                                                                   purchase of real estate tax lien

TBC Tax II, Inc.                            Delaware           100% TBCC                           Special purpose co. for the
                                                                                                   purchase of real estate tax lien

TBC Tax III, Inc.                           Delaware           100% TBCC                           Special purpose co. for the
                                                                                                   purchase of real estate tax lien

TBC Tax IV, Inc.                            Delaware           100% TBCC                           Special purpose co. for the
                                                                                                   purchase of real estate tax lien

TBC Tax V, Inc.                             Delaware           100% TBCC                           Special purpose co. for the
                                                                                                   purchase or real estate tax lien

TBC Tax VI, Inc.                            Delaware           100% TBCC                           Special purpose co. for the
                                                                                                   purchase or real estate tax lien

TBC Tax VII, Inc.                           Delaware           100% TBCC                           Special purpose co. for the
                                                                                                   purchase or real estate tax lien

TBC Tax VIII, Inc.                          Delaware           100% TBCC                           Special purpose co. for the
                                                                                                   purchase of real estate tax lien

TBC Tax IX, Inc.                            Delaware           100% TBCC                           Special purpose co. for the
                                                                                                   purchase of real estate tax lien

The Plain Company                           Delaware           100% TBCC                           Special purpose corp. which
                                                                                                   hold an ownership interest or
                                                                                                   leases aircraft.

Transamerica Distribution                   Delaware           100% TCFCI                          Holding corp. for inventory,
   Finance Corporation ("TDFC")                                                                    comm. Leasing, retail finance
                                                                                                   comm. Recovery service and
                                                                                                   accounts

Transamerica Accounts Holding Corp.         Delaware           100% TDFC

Transamerica Commercial                     Delaware           100% TDFC                           Wholesale floor plan for
   Finance Corporation ("TCFC")                                                                    appliances, electronics,
                                                                                                   computers, office equip. and
                                                                                                   marine equipment.

Transamerica Acquisition                    Canada             100% TCFC                           Holding company
 Corporation, Canada

Transamerica Distribution Finance           Delaware           100% TCFC
   Corporation - Overseas, Inc.
  ("TDFCO")

TDF Mauritius Limited                       Mauritius          100% TDFCO                          Mauritius holding company
                                                                                                   of our Indian Joint Venture

Inventory Funding Trust                     Delaware           100% TCFC

Inventory Funding Company, LLC              Delaware           100% Inventory Funding Trust

TCF Asset Management Corporation            Colorado           100% TCFC                           A depository for foreclosed
                                                                                                   real and personal property

Transamerica Joint Ventures, Inc.           Delaware           100% TCFC                           To enter into general partner-
                                                                                                   ships for the ownership of
                                                                                                   comm. & finance business

Transamerica Inventory                      Delaware           100% TDFC                           Holding co. for inventory
   Finance Corporation ("TIFC")                                                                    finance subsidiaries

Transamerica GmbH, Inc.                     Delaware           100% TIFC                           Commercial lending in
                                                                                                   Germany

Transamerica Fincieringsmaatschappij
   B.V.                                     Netherlands        100% Trans. GmbH,  Inc.             Commercial lending in
                                                                                                   Europe

BWAC Seventeen, Inc.                        Delaware           100% TIFC                           Holding co. for principal
                                                                                                   Canadian operation, Trans-
                                                                                                   America Comm. Finance
                                                                                                   Corp, Canada

Transamerica Commercial                     ON                 100% BWAC Seventeen, Inc.           Shell corp.- Dormant
   Finance Canada, Limited

Transamerica Commercial                     Canada             100% BWAC Seventeen, Inc.           Commercial finance
   Finance Corporation, Canada

BWAC Twenty-One, Inc.                       Delaware           100% TIFC                           Holding co. for United
                                                                                                   Kingdom operation, Trans-
                                                                                                   America Comm. Finance
                                                                                                   Limited

Transamerica Commercial                     U.K.               100% BWAC Twenty-One Inc.           Commercial lending in the
   Finance Limited ("TCFL")                                                                        United Kingdom.

Whirlpool Financial Corporation                                100% TCFL                           Inactive commercial finance
    Polska Spzoo                                                                                   Company in Poland

Transamerica Commercial                     U.K.               100% BWAC Twenty-One Inc.           Holding Company
   Holdings Limited

Transamerica Commercial Finance             U.K.               100% Trans. Commercial
   Limited                                                     Holdings Limited

Transamerica Commercial Finance             France             100% BWAC Twenty-One Inc.           Carries out factoring trans-
   France S.A.                                                                                     actions in France & abroad

Transamerica GmbH Inc.                      Delaware           100% BWAC Twenty-One Inc.           Holding co. for Transamerica
                                                                                                   Financieringsmaatschappij
                                                                                                   B.V.

Transamerica Retail Financial               Delaware           100% TIFC                           Provides retail financing
   Services Corporation ("TRFSC")

Transamerica Bank, NA                       Delaware           100% TRFSC                          Bank (Credit Cards)

Transamerica Consumer Finance               Delaware           100% TRFSC                          Consumer finance holding
   Holding Company ("TCFHC")                                                                       company

Transamerica Mortgage Company               Delaware           100% TCFHC                          Consumer mortgages

Transamerica Consumer Mortgage              Delaware           100% TCFHC                          Securitization company
   Receivables Company

Metropolitan Mortgage Company               Florida            100% TCFHC                          Consumer mortgages

Easy Yes Mortgage, Inc.                     Florida            100% Metropolitan Mtg. Co.          No active business/Name
                                                                                                   holding only

Easy Yes Mortgage, Inc.                     Georgia            100% Metropolitan Mtg. Co.          No active business/Name
                                                                                                   holding only

First Florida Appraisal Services, Inc.      Georgia            100% Metropolitan Mtg. Co.          Appraisal and inspection
                                                                                                   services

First Georgia Appraisal Services, Inc.      Georgia            100% First FL App. Srvc, Inc.       Appraisal services

Freedom Tax Services, Inc.                  Florida            100% Metropolitan Mtg. Co.          Property tax information
                                                                                                   services

J.J. & W. Advertising, Inc.                 Florida            100% Metropolitan Mtg. Co.          Advertising and marketing
                                                                                                   services

J.J. & W. Realty Corporation                Florida            100% Metropolitan Mtg. Co.          To hold problem REO
                                                                                                   properties

Liberty Mortgage Company of                 Florida            100% Metropolitan Mtg. Co.          No active business/Name
   Ft. Myers, Inc.                                                                                 holding only

Metropolis Mortgage Company                 Florida            100% Metropolitan Mtg. Co.          No active business/Name
                                                                                                   holding only


Perfect Mortgage Company                    Florida            100% Metropolitan Mtg. Co.          No active business/Name
                                                                                                   holding only

Transamerica Vendor Financial Srvc.         Delaware           100% TDFC                           Provides commercial lease

Transamerica Distribution Finance                              100% TCFCI
   Corporation de Mexico ("TDFCM")

TDF de Mexico                               Mexico             100% TDFCM

Transamerica Corporate Services                                100% TDFCM
   De Mexico

Transamerica Home Loan                      California         100% TFC                            Consumer mortgages

Transamerica Lending Company                Delaware           100% TFC                            Consumer lending

Transamerica Financial Products, Inc.       California         100% Transamerica Corp.             Service investments

Transamerica Insurance Corporation          California         100% Transamerica Corp.             Provides insurance premium
   of California ("TICC")                                                                          financing in California

Arbor Life Insurance Company                Arizona            100% TICC                           Life insurance, disability
                                                                                                   insurance

Plaza Insurance Sales Inc.                  California         100% TICC                           Casualty insurance placement

Transamerica Advisors, Inc.                 California         100% TICC                           Retail sale of investment
                                                                                                   advisory services

Transamerica Annuity Services Corp.         New Mexico         100% TICC                           Performs services required for
                                                                                                   structured settlements

Transamerica Financial Resources, Inc.      Delaware           100% TICC                           Retail sale of securities
                                                                                                   products

Financial Resources Insurance               Texas              100% Transamerica Fin. Res.         Retail sale of securities
   Agency of Texas                                                                                 products

TBK Insurance Agency of Ohio, Inc.          Ohio               100% Transamerica Fin. Res.         Variable insurance contract
                                                                                                   sales in state of Ohio

Transamerica Financial Resources            Alabama            100% Transamerica Fin. Res.         Insurance agent & broker
   Agency of Alabama, Inc.

Transamerica Financial Resources Ins.       Massachusetts      100% Transamerica Fin. Res.         Insurance agent & broker
   Agency of Massachusetts, Inc.

Transamerica International Insurance        Delaware           100% TICC                           Holding & administering
   Services, Inc. ("TIIS")                                                                         foreign operations

Home Loans and Finance Ltd.                 U.K.               100% TIIS                           Inactive

Transamerica Occidental Life                California         100% TICC                           Licensed in all forms of life
   Insurance Company ("TOLIC")                                                                     insurance, accident and
                                                                                                   sickness insurance

NEF Investment Company                      California         100% TOLIC                          Real estate development

Transamerica Life Insurance and             N. Carolina        100%TOLIC                           Writes life and pension ins.
   Annuity Company ("TLIAC")                                                                       originally incorporated in CA
                                                                                                   April 14, 1966

Transamerica Assurance Company              Missouri           100% TLIAC                          Life and disability insurance

Gemini Investments, Inc.                    Delaware           100% TLIAC                          Investment subsidiary

Transamerica Life Insurance Company         Canada             100% TOLIC                          Sells individual life insurance
  of Canada                                                                                        & investment products in all
                                                                                                   provinces and territories of
                                                                                                   Canada

Transamerica Life Insurance Company         New York           100% TOLIC                          Licensed in NY to market life
   of New York                                                                                     insurance, annuities and
                                                                                                   health insurance

Transamerica South Park                     Delaware           100% TOLIC                          Provide market analysis of
   Resources, Inc.                                                                                 certain undeveloped land
                                                                                                   holdings held by TOLIC

Transamerica Variable Insurance             Maryland           100% TOLIC                          Mutual Fund
   Fund, Inc.

USA Administration Services, Inc.           Kansas             100% TOLIC                          Third party administrator

Transamerica Products. Inc.                 California         100% TICC                           Parent co. of various
                                                                                                   subsidiary corp. which are
                                                                                                   formed to be co-general
                                                                                                   partners of proprietary limited

Transamerica Securities Sales Corp.         Maryland           100% Transamerica Prod. Inc.        Retail sale of the variable life
                                                                                                   ins. and variable annuity
                                                                                                   products of the Transamerica
                                                                                                   life companies

Transamerica Service Company                Delaware           100% Transamerica Prod. Inc.        Passive loss tax service for
                                                                                                   Lloyd's U.S. names

Transamerica Intellitech, Inc.              Delaware           100% TICC                           Real estate information and
                                                                                                   technology services

Transamerica International                  Delaware           100% TICC                           Investments
   Holdings, Inc.

Transamerica Investment Services, Inc.      Delaware           100% TICC                           Investment adviser

Transamerica Income Shares, Inc.            Maryland           100% Trans. Invest. Srvc. Inc.      Transamerica investment
                                                                                                   services

Transamerica LP Holdings Corp.              Delaware           100% TICC                           Limited partnership
                                                                                                   Investment (initial limited
                                                                                                   partner of Transamerica
                                                                                                   Delaware, L.P.)

Transamerica Real Estate Tax Service        N/A                100% TICC                           Real estate tax reporting and
  (A Division of Transamerica Corp)                                                                processing services

Transamerica Realty Services, Inc.          Delaware           100% TICC                           Responsible for real estate
                                                                                                   investments for Transamerica

Bankers Mortgage Company of CA              California         100% Transamerica Realty Srv.       Holds bank account and owns
                                                                                                   certain residual investments in
                                                                                                   certain French real estate
                                                                                                   projects which are managed
                                                                                                   special purpose company for
                                                                                                   the purchase of real estate tax
                                                                                                   liens.

Pyramid Investment Corporation              Delaware           100% Transamerica Realty Srv.       Owns office buildings in San
                                                                                                   Francisco and other properties

The Gilwell Company                         California         100% Transamerica Realty Srv.       Ground lessee of 517
                                                                                                   Washington Street,
                                                                                                   San Francisco

Transamerica Affordable Housing, Inc.       California         100% Transamerica Realty Srv.       Owns general partnership
                                                                                                   interests in low-income
                                                                                                   housing tax credit
                                                                                                   partnerships

Transamerica Minerals Company               California         100% Transamerica Realty Srv.       Owner and lessor of oil and
                                                                                                   gas properties

Transamerica Oakmont Corporation            California         100% Transamerica Realty Srv.       General partner in
                                                                                                   Transamerica/Oakmont
                                                                                                   Retirement Associates

Transamerica Senior Properties, Inc.        Delaware           100% TICC                           Owns congregate care and
                                                                                                   assisted living retirement
                                                                                                   Properties

Transamerica Senior Living, Inc.            Delaware           100% Trans. Sr. Prop. Inc.          Manages congregate care and
                                                                                                   assisted living retirement
                                                                                                   properties.

Item 27.  Number of Contract Owners

          As of December 31, 1999, there were 9,944 Owners of the Policies.

Item 28.  Indemnification

The Iowa Code (Sections 490.850 et. seq.) provides for permissive
                                --------
indemnification in certain situations, mandatory indemnification in other situations, and prohibits indemnification in certain situations. The Code also specifies procedures for determining when indemnification payments can be made.

Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the Depositor pursuant to the foregoing provisions, or otherwise, the Depositor has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Depositor of expenses incurred or paid by a director, officer or controlling person in connection with the securities being registered), the Depositor will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

Item 29.  Principal Underwriters

                 AFSG Securities Corporation
                 4333 Edgewood Road, N.E.
                 Cedar Rapids, IA 52499-0001

                 The directors and officers of
                 AFSG Securities Corporation
                 are as follows:


Larry N. Norman                    Ann Spaes
Director and President             Director and Vice President

Frank A. Camp                      Bob Warner
Secretary                          Assistant Compliance Officer

Lisa Wachendorf                    Linda Gilmer
Director Vice President and Chief  Treasurer/Controller
Compliance President

Thomas R. Moriarty                 Priscilla Hechler
Vice President                     Assistant Secretary and Assistant Vice President

Emily Bates                        Thomas Pierpan
Assistant Treasurer                Assistant Secretary and Assistant Vice President

Clifton Flenniken                  Darin D. Smith
Assistant Treasurer                Assistant Secretary and Assistant Vice President


--------------------

The principal business address of each person listed is AFSG Securities Corporation, 4333 Edgewood Road, N.E., Cedar Rapids, IA 52499-0001.

Commissions and Other Compensation Received by Principal Underwriter.
--------------------------------------------------------------------

AFSG Securities Corporation, the broker/dealer, received $21,387,197.00 and $5,794,363.93 from the Registrant for the period ending December 31, 1999 and from May 1, 1998 through December 31, 1998, respectively, for its services in distributing the Policies. AEGON USA Securities, Inc., its predecessor, received $1,872,219.13 from the Registrant from January 1, 1998 through April 30, 1998, for its services in distributing the Policies. No other commission or compensation was received by the principal underwriter, directly or indirectly, from the Registrant during the fiscal year.


AFSG Securities Corporation serves as the principal underwriter for the PFL Endeavor Variable Annuity Account, the PFL Endeavor Platinum Variable Annuity Account, the PFL Retirement Builder Variable Annuity Account, the PFL Life Variable Annuity Account A, the PFL Life Variable Annuity Account C, the PFL Life Variable Annuity Account D, the PFL Wright Variable Annuity Account and the AUSA endeavor Variable Annuity Account. These accounts are separate accounts of PFL life Insurance Company or AUSA Life Insurance company, Inc. AFSG Securities Corporation also serves as principal underwriter for Separate Account I, Separate Account II, Separate Account IV and Separate Account V of peoples Benefit Life Insurance Company, and for Separate Account B and Separate Account C of AUSA Life Insurance Company, Inc.

Item 30.  Location of Accounts and Records

The records required to be maintained by Section 31(a) of the Investment Company Act of 1940 and Rules 31a-1 to 31a-3 promulgated thereunder, are maintained by PFL Life Insurance Company at 4333 Edgewood Road, N.E., Cedar Rapids, Iowa 52499-0001.

Item 31.  Management Services.

All management Contracts are discussed in Part A or Part B.

Item 32.  Undertakings

(a) Registrant undertakes that it will file a post-effective amendment to this registration statement as frequently as necessary to ensure that the audited financial statements in the registration statement are never more than 16 months old for so long as Premiums under the Policy may be accepted.

(b) Registrant undertakes that it will include either (i) a postcard or similar written communication affixed to or included in the Prospectus that the applicant can remove to send for a Statement of Additional Information or
     (ii) a space in the Policy application that an applicant can check to request a Statement of Additional Information.

(c) Registrant undertakes to deliver any Statement of Additional Information and any financial statements required to be made available under this Form promptly upon written or oral request to PFL at the address or phone number listed in the Prospectus.

(d) PFL Life Insurance Company hereby represents that the fees and charges deducted under the policies, in the aggregate, are reasonable in relation to the services rendered, the expenses expected to be incurred, and the risks assumed by PFL Life Insurance Company.



Section 403(b) Representations
------------------------------

PFL represents that it is relying on a no-action letter dated November 28, 1988, to the American Council of Life Insurance (Ref. No. IP-6-88), regarding Sections 22(e), 27(c)(1), and 27(d) of the Investment Company Act of 1940, in connection with redeemability restrictions on Section 403(b) Policies, and that paragraphs numbered (1) through (4) of that letter will be complied with.

                                  SIGNATURES

As required by the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant hereby certifies that this Amendment to the Registration Statement meets the requirements for effectiveness pursuant to paragraph (b) of Rule 485 and has caused this Registration Statement to be signed on its behalf, in the City of Cedar Rapids and State of Iowa, on this 26th day of April, 2000.

                                               PFL RETIREMENT BUILDER
                                               VARIABLE ANNUITY ACCOUNT

                                               PFL LIFE INSURANCE COMPANY
                                               Depositor

                                               /s/ William L. Busler
                                               --------------------------
                                               William L. Busler
                                               President

As required by the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the duties indicated.

Signatures                                           Title                          Date
----------                                           -----                          ----

         /s/ Patrick S. Baird                        Director                       April 26, 2000
--------------------------------------------
Patrick S. Baird

         /s/ Craig D. Vermie                         Director                       April 26, 2000
--------------------------------------------
Craig D. Vermie

         /s/ William L. Busler                       Director                       April 26, 2000
--------------------------------------------         (Principal Executive Officer)
William L. Busler

         /s/ Larry N. Norman                         Director                       April 26, 2000
--------------------------------------------
Larry N. Norman

         /s/ Douglas C. Kolsrud                      Director                       April 26, 2000
--------------------------------------------
Douglas C. Kolsrud

         /s/ Robert J. Kontz                         Vice President and             April 26, 2000
--------------------------------------------         Corporate Controller
Robert J. Kontz

         /s/ Brenda K. Clancy                        Treasurer                      April 26, 2000
--------------------------------------------
Brenda K. Clancy

                                                                Registration No.
                                                                      333 - 7509




                      SECURITIES AND EXCHANGE COMMISSION

                            WASHINGTON, D.C. 20549


                                ---------------

                                   EXHIBITS

                                      TO

                                   FORM N-4

                            REGISTRATION STATEMENT

                                     UNDER

                          THE SECURITIES ACT OF 1933

                                      FOR

                PFL RETIREMENT BUILDER VARIABLE ANNUITY ACCOUNT

                                ---------------


                                                           EXHIBIT INDEX
                                                           -------------

Exhibit No.        Description of Exhibit                                                                                Page No.*
-----------        ----------------------                                                                                ---------

(5)(b)(1)          Amended form of Application for the First Union "Flexible Premium Individual Deferred"
                   Variable Annuity

(5)(c)(1)          Amended form of Application for the Retirement Income Builder Variable Annuity

(5)(d)(1)          Amended form of Application for the Multi-Manager Retirement Income Builder "Flexible
                   Premium Individual Deferred Variable Annuity"

(8)(a)(4)          Amended Schedule A to Participation Agreements between PFL Life Insurance Company,
                   Fidelity Distributors, and Variable Insurance Products Funds, Variable Insurance Products
                   Funds II and Variable Insurance Products Funds III.

(8)(b)(2)          Amendment No. 4 to Participation Agreement by and among AIM Variable Insurance Funds,
                   Inc., PFL Life Insurance Company, AFSG Securities Corporation

(8)(c)(2)          Addendum No. 2 to Participation Agreement between PFL Life Insurance Company and Evergreen
                   Variable Trust.

(8)(d)(1)          Second Amended Exhibit A and Exhibit B to Participation
                   Agreement by and between PFL Life Insurance Company,
                   Federated Insurance Series and Federated Securities Corp.

(8)(g)(1)          Amended Schedule A to Participation Agreement by and between Putnam Variable Trust, Putnam
                   Mutual Funds Corp. and PFL Life Insurance Company

(8)(j)(1)          Form of Revised Participation Agreement among Franklin Templeton Variable Insurance
                   Products Trust, Franklin Templeton Distributors, Inc. and PFL Life Insurance Company.

(8)(k)             Participation Agreement between Mentor Variable Investment Portfolios and PFL Life
                   Insurance Company.

(8)(l)             Participation Agreement among Davis Variable Account Fund, Inc., Davis Distributors, LLC.
                   and PFL Life Insurance Company

(8)(m)             Participation Agreement by and between PFL Life Insurance Company and Transamerica
                   Variable Insurance, Fund, Inc.

(10)(a)            Consent of Independent Auditors.


--------
* Page numbers included only in manually executed original.